       As filed with the Securities and Exchange Commission on July 27, 2001

                                                               File No. 811-5151
                                                       Registration No. 33-14196
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        /X/
                           Pre-Effective Amendment No                       / /
                         Post-Effective Amendment No. 77                    /X/
                                       And

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    /X/
                        Post-Effective Amendment No. 116                    /X/

                            ------------------------

                                MUTUAL FUND GROUP
               (Exact Name of Registrant as Specified in Charter)

                                522 Fifth Avenue
                            New York, New York 10036

                            ------------------------
                     (Address of Principal Executive Office)
       Registrant's Telephone Number, including Area Code: 1-800-622-4273

    Sharon Weinberg                           Cynthia G. Cobden, Esq.
    J.P. Morgan Fund Distributors,Inc         Simpson Thacher & Bartlett Inc.
    1211 Avenue of the Americas               425 Lexington Avenue
    New York, New York 10036                  New York, New York 10017
-----------------------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective:

/ / immediately upon filing pursuant to pursuant to       / / on (date) pursuant to paragraph (b)
    paragraph (b)
/X/ 60 days after filing pursuant to paragraph (a)(1)     / / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)     / / on (date) pursuant to paragraph (a)(2).

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number or amount of its shares of common stock for each of its series under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 on July 18, 1994 and Registrant's Rule 24f-2 Notice for the fiscal year ended October 31, 2000 was filed on January 25, 2001.

                                                    PROSPECTUS SEPTEMBER__, 2001
                                            SUBJECT TO COMPLETION, JULY 27, 2001




JPMORGAN INTERNATIONAL EQUITY FUNDS

CLASS A, CLASS B AND CLASS C SHARES


FLEMING INTERNATIONAL GROWTH FUND

FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING EUROPEAN FUND

FLEMING JAPAN FUND

FLEMING PACIFIC REGION FUND

FLEMING INTERNATIONAL EQUITY FUND

FLEMING EMERGING MARKETS EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]  JPMORGAN FLEMING
        Asset Management

[SIDENOTE]
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN A STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

FLEMING INTERNATIONAL GROWTH FUND                                 1

FLEMING INTERNATIONAL OPPORTUNITIES FUND                          8

FLEMING EUROPEAN FUND                                            15

FLEMING JAPAN FUND                                               24

FLEMING PACIFIC REGION FUND                                      33

FLEMING INTERNATIONAL EQUITY FUND                                40

FLEMING EMERGING MARKETS EQUITY FUND                             47

THE FUNDS' MANAGEMENT AND ADMINISTRATION                         54

HOW YOUR ACCOUNT WORKS                                           55

ABOUT SALES CHARGES                                              57

BUYING FUND SHARES                                               58

SELLING FUND SHARES                                              60

EXCHANGING FUND SHARES                                           60

OTHER INFORMATION CONCERNING THE FUNDS                           61

DISTRIBUTIONS AND TAXES                                          62

SHAREHOLDER SERVICES                                             63

RISK AND REWARD ELEMENTS FOR THE FUNDS                           64

FINANCIAL HIGHLIGHTS                                             66

HOW TO REACH US                                          BACK COVER

JPMORGAN FLEMING INTERNATIONAL GROWTH FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages 64-65.

THE FUND'S OBJECTIVE
THE FUND WILL SEEK TOTAL RETURN FROM LONG-TERM CAPITAL GROWTH. TOTAL RETURN CONSISTS OF CAPITAL GROWTH AND CURRENT INCOME.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund will invest principally in equity securities of companies located in the major developed regions of the world outside the United States. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of such issuers, which may include foreign subsidiaries of U.S. companies. These investments may take the form of depositary receipts. The Fund may, from time to time, also invest in securities of U.S. issuers. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to buy common stocks.

The Fund will sell securities if its advisers believe the issuer of the securities no longer meets certain growth criteria or if they believe that more attractive opportunities are available. As political and economic events occur, the Fund's advisers will sell securities of issuers doing business in countries that the advisers believe do not meet the Fund's growth-oriented criteria.

While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.

While the Fund invests primarily in equities, it may also invest up to 35% of its total assets in investment-grade debt securities. Investment grade means a rating of Baa(3) or higher by Moody's Investors Service, Inc., BBB- or higher by Standard & Poor's Corporation, the equivalent by another national rating organization or unrated securities of comparable quality.

Under normal market conditions the Fund will be permitted to invest up to 35% of its total assets in high-quality money-market instruments and repurchase agreements, as well as investment-grade debt securities and securities of U.S. issuers. To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality money market instruments and repurchase agreements and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc., will emphasize companies with medium and large stock market capitalizations, yielding a median capitalization that results in placement within the large cap universe, based on the Morningstar criteria of taking the capitalization range of the top 5% of the 5,000 largest companies in the Morningstar database.

The Fund's advisers will perform quantitative analysis and fundamental research in an attempt to identify companies with the best growth potential. They may look at growth-oriented factors, such as projected earnings growth, improved earnings characteristics or price momentum.

Typically, companies meeting the advisers' criteria will feature leading or rapidly developing businesses, strong financial positions and high-quality management capable of taking advantage of local, regional or global market changes.

The Fund's advisers also will seek to identify those countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the advisers will try to identify companies within those countries and industries that are poised to take advantage of such political and economic conditions. The Fund's advisers will continually review economic and political events in the countries in which the Fund invests.

The Fund's advisers will seek to select at least three issuers in several countries other than the United States. In selecting countries, under normal conditions, the adviser will invest up to one half of the Fund's asset in Continental Europe, and up to one quarter of fund assets in both Japan and United Kingdom. This allocation may change at any time.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the U.S., an investment in the Fund is riskier than an investment in a U.S. equity fund.

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume in many countries may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in the countries in which it invests and other countries on which certain issuers' revenues or resources are dependent. In addition, while the Fund invests primarily in securities of issuers in the United Kingdom, Japan and the countries in continental Europe, the economies of those countries may be affected by consumer demands in other countries and the state of economies in other countries. If the Fund holds securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued, such as Japanese companies), that will hurt the value of the Fund.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by more than 500% in the 1980s, it has fallen more than half since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will hurt the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products, such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities that are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including when the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment. The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

redemptions. Redemptions are more likely to occur when prices of foreign issuers are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and, the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:
ARE PURSUING A LONG-TERM GOAL
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS
THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarentee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
-------------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN AS
 % OF THE OFFERING PRICE(1)          5.75%              NONE               NONE

 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                 NONE               5.00%              1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B, AND C ASSETS)*

                                     CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
-------------------------------------------------------------------------------------------
 MANAGEMENT FEE                      1.00%              1.00%              1.00%

 DISTRIBUTION (RULE 12b-1) FEES      0.25%              0.75%              0.75%

 SHAREHOLDER SERVICES FEE            0.00%              0.25%              0.25%

 OTHER EXPENSES                      3.15%              3.15%              3.15%

 TOTAL ANNUAL FUND OPERATING
 EXPENSES                            4.40%              5.15%              5.15%

 FEE WAIVER AND EXPENSE(2)
 REIMBURSEMENT                       2.40%              2.65%              2.65%

 NET EXPENSES(2)                     2.00%              2.50%              2.50%

(1) THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.
*THE TABLE IS BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAODINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 2.00%, 2.50%, AND 2.50% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT T0 CLASS A, B, AND C SHARES, RESPECTIVELY, THROUGH 9/7/02.
THE TABLE DOES NOT REFLECT CHARGES OR CREDITS WHICH YOU MIGHT INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you sell all your shares at the end of the period

- your investment has a 5% return each year

- you reinvest all your dividends, and

- net expenses for one year and total operating expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS A SHARES*                $766       $1,626      $2,496      $4,716

 CLASS B SHARES**               $753       $1,607      $2,558      $4,827***

 CLASS C SHARES**               $353       $1,307      $2,358      $4,972


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS B SHARES                 $253       $1,307      $2,358      $4,827***

 CLASS C SHARES                 $253       $1,307      $2,358      $4,972

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages 64-65.

THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH TOTAL RETURN FROM A PORTFOLIO OF EQUITY SECURITIES OF FOREIGN COMPANIES IN DEVELOPED AND, TO A LESSER EXTENT, EMERGING MARKETS.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in companies from developed markets other than the U.S. The Fund's assets may also be invested to a limited extent in companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The Fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued. The Fund's country allocations and sector weightings may differ significantly from those of the MSCI All Country World Index Free (ex-U.S.), the Fund's benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark,. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

the same voting privileges as sponsored depositary receipts.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.








[SIDENOTE]
WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS
THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A and Class B Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the MSCI All Country World Index Free (EX-U.S.), a widely recognized market benchmark.

The performance for the periods before Class A and B Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Class A and B Shares would have been lower than shown because Class A and B Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -11.86%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1998         3.83%
1999        39.90%
2000       -16.21%

-------------------------------------
 BEST QUARTER               22.09%
-------------------------------------
                 4th quarter, 1998
-------------------------------------
 WORST QUARTER             -21.34%
-------------------------------------
                 3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                           PAST 1 YR.   LIFE OF FUND
--------------------------------------------------------------------------------------
 FLEMING INTERNATIONAL
 OPPORTUNITIES FUND (AFTER EXPENSES)                         -16.21         5.84

 MSCI ALL COUNTRY WORLD INDEX FREE (EX-U.S.) (NO EXPENSES)   -15.09         7.06

(1) THE FUND COMMENCED OPERATIONS ON 2/26/97 AND PERFORMANCE IS CALCULATED AS OF 2/28/97. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT A FRONT END SALES LOAD, WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER.
(2) THE FUND'S FISCAL YEAR END IS 11/30.

INVESTOR EXPENSES FOR CLASS A AND CLASS B SHARES
The sales charges and estimated expenses of Class A and Class B before and after reimbursement are shown below. Class A and Class B generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A SHARES    CLASS B SHARES
-----------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*                    5.75%             NONE

 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                            NONE              5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)

                                                CLASS A SHARES     CLASS B SHARES
-----------------------------------------------------------------------------------
 MANAGEMENT FEES                                0.60%              0.60%

 DISTRIBUTION (RULE 12b-1) FEES                 0.25%              0.75%

 SHAREHOLDER SERVICE FEES                       0.25%              0.25%

 OTHER EXPENSES(3)                              0.80%              0.80%

 TOTAL OPERATING EXPENSES                       1.90%              2.40%

 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)        NONE               NONE

 NET EXPENSES(4)                                1.90%              2.40%

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.90% AND 2.40%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Class A and Class B with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A and Class B and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS A SHARES*                $757       $1,138      $1,542      $2,669

 CLASS B SHARES**               $743       $1,048      $1,480      $2,613***


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS B SHARES                 $243       $748        $1,280      $2,613***

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING EUROPEAN FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages 64-65.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total Return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund will invest primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of European issuers. These investments may take the form of depositary receipts. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks ADRs and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa or higher by Moody's Investor Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

INVESTMENT PROCESS
The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc., seek to identify those Western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the advisers try to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the advisers think are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other similar countries which the advisers think are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different Western European countries, the Fund's advisers may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT
AGENCY.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance with respect to the Fund's Class A shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to Morgan Stanley Capital International Europe Index, a widely recognized market benchmark, and the Lipper European Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/31/01 WAS -16.85%.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

1996         28.10%
1997         21.38%
1998         28.17%
1999         36.06%
2000        -14.73%

-------------------------------------
 BEST QUARTER                33.36%
-------------------------------------
                  4th quarter, 1999
-------------------------------------
 WORST QUARTER              -16.97%
-------------------------------------
                  3rd quarter, 1998

(1) THE FUND COMMENCED OPERATIONS ON 11/2/95. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT A FRONT END SALES LOAD, WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECT THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD. CLASS B SHARES WERE FIRST OFFERED ON NOVEMBER 3, 1995. CLASS C SHARES WERE FIRST OFFERED ON NOVEMBER 1, 1998. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS B SHARES OF THE FUND.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)
For the periods ending December 31, 2000(1)

                                        PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
-------------------------------------------------------------------------------------
 CLASS A                                -19.64         16.86           16.69

 CLASS B                                -19.12         17.22           17.12

 CLASS C                                -16.19         17.41           17.19

 MSCI EUROPE INDEX                       -8.14         15.75           15.05

 LIPPER EUROPEAN FUNDS INDEX             -2.58         17.87           17.46

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
----------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN AS
 % OF THE OFFERING PRICE(1)         5.75%             NONE              NONE

 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                NONE              5.00%             1.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                    CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
----------------------------------------------------------------------------------------
 MANAGEMENT FEE                     0.65%             0.65%             0.65%

 DISTRIBUTION (RULE 12b-1) FEES     0.25%             0.75%             0.75%

 SHAREHOLDER SERVICE FEE            NONE              0.25%             0.25%

 OTHER EXPENSES                     1.05%             1.04%             1.02%
                                    -----             -----             -----
 TOTAL ANNUAL FUND OPERATING
 EXPENSES                           1.95%             2.69%             2.67%

 FEE WAIVER AND
 EXPENSE REIMBURSEMENT(2)           0.20%             0.19%             0.17%
                                    -----             -----             -----
 NET EXPENSES(2)                    1.75%             2.50%             2.50%

(1) THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.
*THE TABLE IS BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B, AND CLASS C (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.75%, 2.50% AND 2.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

THE TABLE DOES NOT REFLECT CHARGES OR CREDITS WHICH YOU MIGHT INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

EXAMPLE
This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you sell all your shares at the end of the period

- your investment has a 5% return each year

- you reinvest all your dividends, and

- net expenses for one year and total operating expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 CLASS A SHARES*                $743       $1,134      $1,549      $2,704

 CLASS B SHARES**               $753       $1,117      $1,608      $2,830***

 CLASS C SHARES**               $353       $813        $1,400      $2,990

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 CLASS B SHARES                 $253       $817        $1,408      $2,830***

 CLASS C SHARES                 $253       $813        $1,400      $2,990

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING JAPAN FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages 64-65.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund will invest principally in equity securities of foreign companies located throughout the Pacific and Far East. These investments may take the form of depositary receipts. Under normal conditions, the Fund will invest at least 65% of its total assets in equity securities of issuers in Japan. The Fund may, from time to time, also invest in securities traded in other markets of the Pacific and the Far East. Under current market conditions, the Fund's advisers anticipate that most of the Fund's assets will be invested in securities traded on Japanese markets.

Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks ADRs and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa(3) or higher by Moody's Investors Service, Inc., BBB- or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money-market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

INVESTMENT PROCESS
The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc., seek to identify those industries where economic factors are likely to produce above-average growth rates. Then the advisers will try to identify companies within those industries that are poised to take advantage of those economic conditions.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities from an issuer located in one country but the security is denominated in the currency of another. While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Investing in this Fund has added risk because of political and economic factors in Japan.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Japan. In addition, while the Fund invests primarily in Japanese securities, the Japanese economy may be affected by Southeast Asian consumer demands and the state of Southeast Asian economies.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by over 500% in the 1980s, it has fallen more than half since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has generally gone up against the U.S. dollar, in recent years it has fluctuated, and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will hurt the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited prod-uct lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTMENT
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance with respect to the Fund's Class A shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Tokyo Stock Exchange (TOPIX) 1st Section Index and the MSCI Japan Index, two widely recognized market benchmarks, and the Lipper Japan Equity Funds Average.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/31/01 WAS -9.17%.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

1996        -11.10%
1997          1.63%
1998        -19.67%
1999         60.29%
2000        -33.91%

------------------------------------
 BEST QUARTER               18.84%
------------------------------------
                 2nd quarter, 1997
------------------------------------
 WORST QUARTER             -17.12%
------------------------------------
                 4th quarter, 2000


(1) THE FUND COMMENCED OPERATIONS ON 11/2/95. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT A FRONT END SALES LOAD, WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD. CLASS B SHARES WERE FIRST OFFERED ON NOVEMBER 3, 1995.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS (%)(1)
For the periods ending December 31, 2000

                                       PAST 1 YEAR   PAST 5 YEARS    LIFE OF FUND
------------------------------------------------------------------------------------
CLASS A                                -37.68        -6.25           -5.56

CLASS B                                -37.43        -6.08           -5.24

MSCI JAPAN INDEX                       -28.07        -4.55           -2.38

TOKYO STOCK EXCHANGE (TOPIX)
1ST SECTION INDEX                      -25.52        -4.04           -6.43

LIPPER JAPAN EQUITY FUNDS
AVERAGE                                -35.11        -1.31            2.26

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                CLASS A SHARES     CLASS B SHARES
------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN AS
 % OF THE OFFERING PRICE(3)                     5.75%              NONE

 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                            NONE               5.00%


ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*

                                                CLASS A SHARES     CLASS B SHARES
------------------------------------------------------------------------------------
 MANAGEMENT FEE                                 1.00%              1.00%

 DISTRIBUTION (RULE 12b-1) FEES                 0.25%              0.75%

 SHAREHOLDER SERVICE FEES                       NONE               0.25%

 OTHER EXPENSES                                 4.24%              4.14%

 TOTAL ANNUAL FUND OPERATING
 EXPENSES                                       5.49%              6.14%

 FEE WAIVER AND

 EXPENSE REIMBURSEMENT(4)                       3.74%              3.54%

 NET EXPENSES(4)                                1.75%              2.50%

*THE TABLE IS BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.
(3) THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75% AND 2.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

THE TABLE DOES NOT REFLECT CHARGES OR CREDITS WHICH YOU MIGHT INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you sell all your shares at the end of the period

- your investment has a 5% return each year

- you reinvest all your dividends, and

- net expenses for one year and total operating expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS A SHARES*                $743       $1,806      $2,859      $5,446

 CLASS B SHARES**               $753       $1,798      $2,914      $5,520***


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS B SHARES                 $253       $1,498      $2,714      $5,520***

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING PACIFIC REGION FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages 64-65.

THE FUND'S OBJECTIVE
THE FUND WILL SEEK TOTAL RETURN FROM LONG-TERM CAPITAL GROWTH. TOTAL RETURN CONSISTS OF CAPITAL GROWTH AND CURRENT INCOME.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund will invest principally in equity securities of foreign companies located throughout the Asia-Pacific region, including Japan, Australia and New Zealand. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of such issuers. These investments may take the form of depositary receipts. The Fund will invest in equity securities of companies with various market capitalizations, including large, mid and small capitalizations.

Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks, ADRs and warrants to buy common stocks.

While the Fund is not limited in the amount it invests in any one country, it will try to choose a wide range of industries and companies of varying sizes. While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa(3) or higher by Moody's Investors Service, Inc., BBB- or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it will be permitted to invest up to 35% of its total assets in high-quality money-market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities. Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies which are authorized to invest in those countries.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval

INVESTMENT PROCESS

The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc., will perform quantitative analysis and fundamental research in an attempt to identify companies with the best growth potential within the Asia-Pacific region. They may look at growth-oriented factors, such as projected earnings growth, improved earnings characteristics or price momentum.

The Fund's advisers will seek to identify industries and countries in the Asian-Pacific region where economic and political factors are likely to produce above-average growth rates. Then the advisers will try to identify companies within those industries and countries that are poised to take advantage of such economic and political conditions. The Fund's advisers will continually review economic and political events in the countries in which the Fund invests.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The adviser may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

The Fund will sell securities if its advisers believe the issuer of such securities no longer meets certain growth criteria or if they believe that more attractive opportunities are available. As political and economic events occur, the Fund's advisers will sell securities of issuers doing business in countries that the advisers believe do not meet the Fund's growth-oriented criteria.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S.

equity fund. Investing in this Fund has added risk because of political and economic factors in various countries in the Asia-Pacific region.

The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund that does not invest in small companies. That is because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. Small companies may have limited product lines, markets and financial resources, and they may depend on a small management group.

Investments in foreign issuers may be riskier than investments in the United States. Since foreign securities are normally denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary shares. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume in many countries of the Asia-Pacific region may lead to a lack of liquidity. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Southeast Asia, Japan, Australia and New Zealand.

Southeast Asian economies and financial markets have been extremely volatile in recent years. Many of the countries in the region are developing, both politically and economically. They may have relatively unstable governments and economies based on only a few commodities or industries. The share price of companies in the region tends to be volatile and there is a significant possibility of loss. Also, some companies in the region may have less established product markets or a limited management group and they may be more vulnerable to political or economic conditions, like nationalization. In addition, some countries have restricted the flow of money in and out of the country.

Many of the currencies in Southeast Asia have recently experienced extreme volatility relative to the U.S. dollar. For example, Thailand, Indonesia, the Philippines and South Korea have had currency crises and have sought help from the International Monetary Fund. Holding securities in currencies that are devalued (or in companies whose revenues are substantially in currencies that are devalued) will hurt the value of the Fund.

The trading volume on Southeast Asian stock exchanges is much lower than in the United States, and stock markets in the region have been extremely volatile at times. As a result, Southeast Asian securities of some companies are less liquid and more volatile than similar U.S. securities. In addition, brokerage commissions on regional stock exchanges are fixed and are generally higher than the negotiated commissions in the United States.

The Japanese economy and financial markets have experienced considerable difficulty since 1990. The Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. After increasing by more than 500% in the 1980s, it has fallen more than half since then. This decline in the Tokyo stock market has made the country's banks and financial institutions vulnerable because of their large share portfolios. Japanese banks have been left with large numbers of non-performing loans. In addition, the Japanese economy labors under a heavy government budget deficit and historically low interest rates. As a result of these factors, several high-profile bankruptcies of Japanese banks, brokerage firms and insurance companies have occurred.

Although the Japanese yen has gener ally been strong against the U.S. dollar, in recent years it has fluctuated and has even declined. The Japanese yen might also be hurt by the currency difficulties of other countries in Southeast Asia. Devaluation of the yen, and any other currencies in which the Fund's securities are denominated, will hurt the Fund's value.

Japan's relationship with its main trading partners, particularly the United States, is in a difficult phase. This is because Japan sells far more highly visible products, such as automobiles, than it buys. The trade imbalance is the largest with the United States. Japan's economy is also affected by economic trouble in Southeast Asian countries since the demand for Japanese exports fluctuates and since many Japanese banks and companies have invested in that region.

The market value of convertible securities tends to decline as interest rates increase and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities that are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential returns.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN
  WHICH IT INVESTS
THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarentee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                    CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
-----------------------------------------------------------------------------------------
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN AS
 % OF THE OFFERING PRICE(1)         5.75%             NONE               NONE

 MAXIMUM DEFERRED SALES CHARGE
 (LOAD) SHOWN AS LOWER OF
 ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                NONE              5.00%              1.00%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B, AND C ASSETS)*

                                    CLASS A SHARES    CLASS B SHARES     CLASS C SHARES
-----------------------------------------------------------------------------------------
 MANAGEMENT FEE                     1.00%             1.00%              1.00%

 DISTRIBUTION (RULE 12b-1) FEES     0.25%             0.75%              0.75%

 SHAREHOLDER SERVICE FEES           NONE              0.25%              0.25%

 OTHER EXPENSES                     2.15%             2.15%              2.15%

 TOTAL ANNUAL FUND OPERATING
 EXPENSES                           3.40%             4.15%              4.15%

 FEE WAIVER AND
 EXPENSE REIMBURSEMENT(2)           1.40%             1.65%              1.65%

 NET EXPENSES(2)                    2.00%             2.50%              2.50%

(1) THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.
* THE TABLE IS BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL YEAR.
(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B, AND CLASS C (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 2.00%, 2.50% AND 2.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02. THE TABLE DOES NOT REFLECT CHARGES OR CREDITS WHICH YOU MIGHT INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you sell all your shares at the end of the period

- your investment has a 5% return each year

- you reinvest all your dividends, and

- net expenses for one year and total operating expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions:


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 CLASS A SHARES*                $766       $1,437      $2,129      $3,960

 CLASS B SHARES**               $753       $1,411      $2,184      $4,072***

 CLASS C SHARES**               $353       $1,111      $1,984      $4,231

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 CLASS B SHARES                 $253       $1,111      $1,984      $4,072***

 CLASS C SHARES                 $253       $1,111      $1,984      $4,231

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages 64-65.

THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH TOTAL RETURN FROM A PORTFOLIO OF FOREIGN COMPANY EQUITY SECURITIES.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's industry weightings generally approximate those of the EAFE Index, although it does not seek to mirror the index in its choice of individual securities, and may overweight or underweight countries relative to the EAFE Index. In choosing stocks, the fund emphasizes those that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa or higher by Moody's Investors Service, Inc., BBB or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities.

The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS
THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, Class B and Class C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the EAFE Index, a widely recognized market benchmark.

The actual returns of Class A, Class B and Class C shares would have been lower than the performance shown because Class A, Class B and Class C shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/31/01 WAS -15.27%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1991        10.58%
1992       -10.77%
1993        24.52%
1994         6.00%
1995         7.96%
1996         8.48%
1997         1.46%
1998        13.62%
1999        30.22%
2000       -17.75%

-------------------------------------
 BEST QUARTER               30.22%
-------------------------------------
                 4th quarter, 1999
-------------------------------------
 WORST QUARTER             -17.75%
-------------------------------------
                 4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                  PAST 1 YR.    PAST 5 YRS.    LIFE OF FUND
---------------------------------------------------------------------------------------------
 FLEMING INTERNATIONAL EQUITY FUND
 (AFTER EXPENSES)                                 -17.75        6.02           5.19

 EAFE INDEX (NO EXPENSES)                         -14.17        7.13           6.29

(1) THE FUND COMMENCED OPERATIONS ON 10/4/93, AND RETURNS REFLECT THE PERFORMANCE OF THE FUND FROM 11/1/93 FORWARD. FOR THE PERIOD 6/30/90 TO 10/31/93, RETURNS REFLECT THE PERFORMANCE OF THE J.P. MORGAN INTERNATIONAL EQUITY FUND, THE FUND'S PREDECESSOR. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT A FRONT END SALES LOAD, WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              MAXIMUM DEFERRED SALES
                           MAXIMUM SALES CHARGE (LOAD)        CHARGE (LOAD) SHOWN AS
                           WHEN YOU BUY SHARES, SHOWN         LOWER OF ORIGINAL PURCHASE
                           AS % OF THE OFFERING PRICE*        PRICE OR REDEMPTION PROCEEDS
---------------------------------------------------------------------------------------------
 CLASS A SHARES            5.75%                              NONE

 CLASS B SHARES            NONE                               5.00%

 CLASS C SHARES            NONE                               1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B, AND C ASSETS

                                   CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
-----------------------------------------------------------------------------------------
 MANAGEMENT FEES                   0.60%              0.60%              0.60%

 DISTRIBUTION (RULE 12b-1) FEES    0.25%              0.75%              0.75%

 SHAREHOLDER SERVICE FEES          NONE               0.25%              0.25%

 OTHER EXPENSES(3)                 0.58%              0.58%              0.58%
                                   -----              -----              -----
 TOTAL OPERATING EXPENSES          1.68%              2.18%              2.18%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(4)                  0.23%              0.23%              0.23%
                                   -----              -----              -----
 NET EXPENSEST(4)                  1.45%              1.95%              1.95%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Class A, Class B, and Class C shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Class A, Class B, and Class C shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS A SHARES*                $714       $1,053      $1,415      $2,430

 CLASS B SHARES**               $698       $960        $1,349      $2,369***

 CLASS C SHARES**               $298       $660        $1,149      $2,495

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-----------------------------------------------------------------------------
 CLASS B SHARES                 $198       $660        $1,149      $2,369***

 CLASS C SHARES                 $198       $660        $1,149      $2,495

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B, AND CLASS C (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.45%, 1.95%, AND 1.95%,RESPECTIVELY, OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/02.
  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages 64-65.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities from countries whose economies or stock markets are less developed. The Fund may also invest to a lesser extent in debt securities of these countries. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. The Fund emphasizes stocks that are ranked as undervalued, while underweighting or avoiding stocks that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued stocks, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

High-yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT
AGENCY.

sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS
THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, Class B and Class C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the MSCI Emerging Markets Equity Free Index, a widely recognized market benchmark.

The performance for the periods before Class A, Class B and Class C Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 0.32%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1994        -7.19%
1995        -9.68%
1996        -8.84%
1997        -7.71%
1998       -30.33%
1999        59.40%
2000       -30.23%

------------------------------------
 BEST QUARTER               25.88%
------------------------------------
                 4th quarter, 1999
------------------------------------
 WORST QUARTER             -23.56%
------------------------------------
                 2nd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                      PAST 1 YR.    PAST 5 YRS.   LIFE OF FUND
---------------------------------------------------------------------------------
 FLEMING EMERGING
 MARKETS EQUITY (AFTER EXPENSES)      -30.23        -4.89         -3.98

 MSCI EMERGING MARKETS EQUITY FREE
 (NO EXPENSES)                        -30.61        -4.17         -2.64

(1) THE FUND COMMENCED OPERATIONS ON 11/15/93 AND PERFORMANCE IS CALCULATED AS OF 11/30/93. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT A FRONT END SALES LOAD, WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

FEES AND EXPENSES
This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              MAXIMUM DEFERRED SALES
                           MAXIMUM SALES CHARGE (LOAD)        CHARGE (LOAD) SHOWN AS
                           WHEN YOU BUY SHARES, SHOWN         LOWER OF ORIGINAL PURCHASE
                           AS % OF THE OFFERING PRICE*        PRICE OR REDEMPTION PROCEEDS
---------------------------------------------------------------------------------------------
 CLASS A SHARES            5.75%                              NONE

 CLASS B SHARES            NONE                               5.00%

 CLASS C SHARES            NONE                               1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A SHARE ASSETS)

                                   CLASS A SHARES     CLASS B SHARES      CLASS C SHARES
------------------------------------------------------------------------------------------
 MANAGEMENT FEES                   1.00%              1.00%               1.00%

 DISTRIBUTION (RULE 12b-1) FEES    0.25%              0.75%               0.75%

 SHAREHOLDER SERVICE FEES          0.25%              0.25%               0.25%

 OTHER EXPENSES(3)                 0.73%              0.73%               0.73%
                                   -----              -----               -----
 TOTAL OPERATING EXPENSES          2.23%              2.73%               2.73%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(4)                  0.23%              0.23%               0.23%
                                   -----              -----               -----
 NET EXPENSES(4)                   2.00%              2.50%               2.50%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Class A, B, and C shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Class A, B, and C shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 CLASS A SHARES*                $766       $1,211      $1,681      $2,975

 CLASS B SHARES**               $753       $1,126      $1,624      $2,924***

 CLASS C SHARES**               $353       $826        $1,424      $3,044


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
-------------------------------------------------------------------------------
 CLASS B SHARES                 $253       $826        $1,424      $2,924***

 CLASS C SHARES                 $253       $826        $1,424      $3,044

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B, AND C (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 2.00%, 2.50%, 2.50%, RESPECTIVELY, OF ITS AVERAGE DAILY NET ASSETS FOR 9/7/02.
  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Fleming International Opportunities Fund, Fleming International Equity Fund and Fleming Emerging Market Equity Fund are series of J.P. Morgan Institutional Funds, a Massachusetts Business trust. The Fleming International Growth Fund, Fleming European Fund, Fleming Japan Fund, and the Fleming Pacific Region Fund are series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER
J.P. Morgan Investment Management Inc. ("JPMIM") is the investment adviser and makes the day-to-day investment decisions for the Fleming International Opportunities, Fleming International Equity, and Fleming Emerging Market Equity Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management, Inc (USA) ("JPMFAM(USA)") is the investment adviser for the Fleming International Growth, Fleming European, Fleming Japan, and Fleming Pacific Region Funds and provides the Funds with investment advice and supervision. JPMFAM (USA) is located at 1211 Avenue of the Americas, New York, NY 10036.

Chase Fleming Asset Management (London) Limited CFAM London is the sub-adviser to certain Funds. It makes the day to day investment decision for the Fleming International Growth, Fleming European, Fleming Japan and Fleming Pacific Region Funds. JPMFAM (USA) pays CFAM London a subadvisory fee for its services. CFAM London is located at Calvie House, 32 Curzon Street, London W1Y8AL.

JPMIM, JPMFAM (USA) AND CFAM London are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser was paid the following management fees, expressed as a percentage of average net assets.

                                   FISCAL
 FUND                              YEAR END     %
------------------------------------------------------
 FLEMING INTERNATIONAL
 GROWTH FUND                       10/31       1.00

 FLEMING INTERNATIONAL
 OPPORTUNITIES FUND                11/30       0.60

 FLEMING EUROPEAN FUND             10/31       0.65

 FLEMING JAPAN FUND                10/31       1.00

 FLEMING PACIFIC REGION FUND       10/31       1.00

 FLEMING INTERNATIONAL
 EQUITY FUND                       10/31       0.60

 FLEMING EMERGING
 MARKET EQUITY FUND                10/31       1.00

PORTFOLIO MANAGERS
FLEMING INTERNATIONAL GROWTH FUND
James Fisher and Chee Chow are both Vice Presidents at CFAM London. Mr. Fisher is the Director in-charge of EAFE funds. He has worked at CFAM London since 1991 in numerous investment roles. Prior to joining CFAM London, he worked at Save & Prosper as a fund manager and manager trainee. Mr. Chow has worked at CFAM London since September 1992 and over this period has had roles in global asset allocation, quantitative modeling and performance analytics. Mr. Fisher has managed the fund since August 2000. Mr. Chow has managed the Fund since May 2000.

FLEMING INTERNATIONAL OPPORTUNITIES FUND
The portfolio management team is led by Paul A. Quinsee, managing director, who has been on the team since the fund's inception and at J.P. Morgan since 1992, Andrew C. Cormie, managing director, who has been an international equity portfolio manager since 1997 and employed by J. P. Morgan since 1984 and by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August 1997, and by Jenny S. Sicat, vice president, who joined the team in August 2000 and has been at J.P. Morgan since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

FLEMING EUROPEAN FUND
James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined CFAM London in June of 1995 as an executive in the European Investment Banking Group. He was appointed a Portfolio Manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined CFAM London in December of 1997 as a Fund Manager in the European Equity Group. Prior to that he worked as a Fund Manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

FLEMING JAPAN FUND
Mr. Richard Aston, Vice President, Portfolio Manager at CFAM London, is responsible for the management of the Japan Fund. Mr. Aston has worked at CFAM London since April 2000. Prior to that he worked for AXAIM (formerly Sun Life Investment Management) of the UK as a Fund Manager for a range of Japanese Equity Portfolios. Mr. Browne and Mr. Aston have been managing the Fund since May 2000.

FLEMING PACIFIC REGION FUND
Roger Ellis, Chief Investment Officer Asia Pacific and Head of the Pacific Regional Group is responsible for the management of the Fund. Mr. Ellis joined CFAM London as an Investment Manager in 1989 and was appointed a Director in 1991. In 1984 he became Assistant Manager of private banking at HSBC. In 1987, he joined Pierson Capital Management, managing Asia Equity Funds.

FLEMING INTERNATIONAL EQUITY FUND
The portfolio management team is led by Paul A. Quinsee, managing director, who joined the team in April 1993 and has been at J.P. Morgan since 1992, and by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August 1997, and by Jenny S. Sicat, vice president, who joined the team in August 2000 and has been at J.P. Morgan since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

FLEMING EMERGING MARKETS EQUITY FUND
The management team is led by Satyen Mehta, managing director, who has been at J.P. Morgan since 1984, and Peter Clark, vice president, who has been at J.P. Morgan since 1968. Mr. Mehta has been on the team since the fund's inception. Mr. Clark joined the team in 1999.

THE FUNDS' ADMINISTRATOR
Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (each, an "Administrator") provides administrative services and oversees each Fund's other service providers and provides Fund officers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services.

0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Funds held by investors by the shareholder servicing agent.

The adviser and/or the distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase. The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares, as applicable.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

KNOW WHICH CLASSES TO BUY
Each Fund may issue multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment.
In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES
You must pay a sales charge to buy shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you must pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the tables show, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.

TOTAL SALES CHARGE FOR THE FUNDS

                                 AS % OF THE      AS %
                                 OFFERING         OF NET
 AMOUNT OF                       PRICE            AMOUNT
 INVESTMENT                      PER SHARE        INVESTED
------------------------------------------------------------
 LESS THAN $100,000              5.75%            6.10%

 $100,000 BUT UNDER $250,000     3.75%            3.90%

 $250,000 BUT UNDER $500,000     2.50%            2.56%

 $500,000 BUT UNDER $1 MILLION   2.00%            2.04%

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

 YEAR      DEFERRED SALES CHARGE
-----------------------------------
 1         5%

 2         4%

 3         3%

 4         3%

 5         2%

 6         1%

 7         NONE

 8         NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are never converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Fund operating expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you

BUYING FUND SHARES
You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
210 West 10th Street, 8th Floor
Kansas City, MO 64105

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. There's more on the Systematic Investment Plan later in this document.

Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

Since the Funds invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Fund does not price. As a result, the Fund's portfolio will trade and its NAV may fluctuate significantly on days when you have no access to the Fund.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.


TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

---------------------------------------------------------------------
 THE JPMORGAN FUNDS SERVICE CENTER
---------------------------------------------------------------------
 1-800-348-4782
---------------------------------------------------------------------

 TYPE OF               INITIAL       ADDITIONAL
 ACCOUNT               INVESTMENT    INVESTMENTS
---------------------------------------------------------------------
 REGULAR ACCOUNT       $2,500        $100
 SYSTEMATIC

 INVESTMENT PLAN       $1,000        $100

 IRAS                  $1,000        $100

 SEP-IRAS              $1,000        $100

 EDUCATION IRAS        $1,000        $100

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell these shares until 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
210 West 10th Street, 8th Floor
Kansas City, MO 64105

THROUGH A SYSTEMATIC WITHDRAW PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders.

You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange money from one JPMorgan account to another of the same class. Call the JPMorgan Funds Service Center for details.

If you exchange Class B shares of a Fund for Class B shares of another JPMorgan Fund, or Class C for Class C, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the balance falls below $500 for 30 days because you have sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 day's notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by tele-phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Funds held by investors by the shareholder servicing agent.

JPMIM and/or JPF may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

Each Fund may issue multiple classes of shares. This prospectus relates to Class A and, Class B of all the Funds and Class C of each Fund except Fleming International Opportunities and Fleming Japan Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

Funds distributes any net investment income and net capital gain at least annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares: or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Investment income received by the Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES
SYSTEMATIC INVESTMENT PLAN
You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAW PLAN
You can make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE
You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service.

FREE EXCHANGE PRIVILEGE
You can exchange money between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table identifies the main elements that make up the each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain funds manage risk.

POTENTIAL RISKS                           POTENTIAL REWARDS                              POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
FOREIGN AND OTHER MARKET CONDITIONS
- Each Fund's share price and             - Stocks have generally outperformed more      - Under normal circumstances each Fund
  performance will fluctuate in             stable investments (such as bonds and          plans to remain fully invested, with at
  response to stock market                  cash equivalents) over the long term           least 65% in stocks; stock investments
  movements                               - Foreign investments, which represent a         may include convertible securities,
- The Fund could lose money because         major portion of the world's                   preferred stocks, depository receipts
  of foreign government actions,            securities, offer attractive potential         (such as ADRs and EDRs), trust or
  political instability, or lack of         performance and opportunities for              partnership interests, warrants, rights,
  adequate and/or accurate                  diversification                                and investment company securities
  information                             - Emerging markets can offer higher            - Each Fund seeks to limit risk and enhance
- Investment risks tend to be higher        returns                                        performance through active management,
  in emerging markets. These markets                                                       country allocation and diversification
  also present higher liquidity and                                                      - During severe market downturns, the Funds
  valuation risks                                                                          have the option of investing up to 100%
- Adverse market conditions may from                                                       of assets in investment-grade short-term
  time to time cause the fund to take                                                      securities
  temporary defensive positions that
  are inconsistent with its principal
  investment strategies and may
  hinder the fund from achieving its
  investment objective

MANAGEMENT CHOICES
- Each Fund could underperform its        - Each Fund could outperform its               - The Adviser focuses its active management
  benchmark due to its securities           benchmark due to these same choices            on securities selection, the area where
  choices and other management                                                             it believes its commitment to research
  decisions                                                                                can most enhance returns

FOREIGN CURRENCIES
- Currency exchange rate movements        - Favorable exchange rate movements            - Except as noted earlier in this
  could reduce gains or create losses       could generate gains or reduce                 prospectus, each Fund manages the
- Currency risks tend to be higher in       losses                                         currency exposure of its foreign
  emerging markets; these markets also                                                     investments relative to its benchmark and
  present higher liquidity and                                                             may hedge a portion of its foreign
  valuation risks                                                                          currency exposure into the U.S. dollar
                                                                                           from time to time (see also
                                                                                           "Derivatives")

WHEN-ISSUED AND DELAYED DELIVERY
SECURITIES
- When a Fund buys securities before      - The Fund can take advantage of               - The Fund segregates assets to offset
  issue or for delayed delivery, it         attractive transaction                         leverage risk
  could be exposed to leverage risk if      opportunities
  it does not segregate assets

POTENTIAL RISKS                           POTENTIAL REWARDS                              POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures, options,   - Hedges that correlate well with              - Each Fund uses derivatives, such as
  swaps, and forward foreign currency       underlying positions can reduce or             futures, options, swaps, and forward
  contracts(1) that are used for            eliminate losses at low cost                   foreign currency contracts, for hedging
  hedging the portfolio or specific       - The Funds could make money and                 and for risk management (i.e., to
  securities may not fully offset the       protect against losses if the investment       establish or adjust exposure to
  underlying positions and this could       analysis proves correct                        particular securities, markets or
  result in losses to a Fund that         - Derivatives that involve leverage could        currencies); risk management may include
  would not have otherwise occurred         generate substantial gains at low cost         management of such Fund's exposure
- Derivatives used for risk management                                                     relative to its benchmark
  may not have the intended effects                                                      - The Funds only establish hedges that it
  and may result in losses or missed                                                       expects will be highly correlated with
  opportunities                                                                            underlying positions
- The counterparty to a derivatives                                                      - While the Funds may use derivatives that
  contract could default                                                                   incidentally involve leverage, they do
- Derivatives that involve leverage                                                        not use them for the specific purpose of
  could magnify losses                                                                     leveraging its portfolio
- Certain types of derivatives
  involve costs to a Fund which can
  reduce returns

SECURITIES LENDING
- When a Fund lends a security, there     - The Funds may enhance income through         - The Advisers maintain a list of approved
  is a risk that the loaned securities      the investment of the collateral               borrowers
  may not be returned if the borrower       received from the borrower                   - Each fund receives collateral equal to at
  defaults                                                                                 least 100% of the current value of
- The collateral will be subject to                                                        securities loaned
  the risks of the securities in which                                                   - The lending agents indemnify the Funds
  it is invested                                                                           against borrower default
                                                                                         - The Advisers' collateral investment
                                                                                           guidelines limit the quality and duration
                                                                                           of collateral investment to minimize
                                                                                           losses
                                                                                         - Upon recall, the borrower must return the
                                                                                           securities loaned within the normal
                                                                                           settlement period

ILLIQUID HOLDINGS
- A Fund could have difficulty valuing    - These holdings may offer more                - Each Fund may not invest more than 15% of
  these holdings precisely                  attractive yields or potential                 net assets in illiquid holdings
- A Fund could be unable to sell these      growth than comparable widely traded         - To maintain adequate liquidity, each Fund
  holdings at the time or price it          securities                                     may hold investment-grade short-term
  desired                                                                                  securities (including repurchase
                                                                                           agreements and reverse repurchase
                                                                                           agreements) and, for temporary or
                                                                                           extraordinary purposes, may borrow from
                                                                                           banks up to 33 1/3% of the value of its
                                                                                           total assets

SHORT-TERM TRADING
- Increased trading could raise a         - A Fund could realize gains in a              - Each Fund generally avoids short-term
  fund's brokerage and related costs        short period of time                           trading, except to take advantage of
- Increased short-term capital gains      - A Fund could protect against losses            attractive or unexpected opportunities or
  distributions could raise                 if a stock is overvalued and its               to meet demands generated by shareholder
  shareholders' income tax liability        value later falls                              activity.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS


The Financial Highlights tables are intended to help you understand the Funds' financial performance for each of the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Class A Share, one Class B Share and, where applicable, one Class C Share.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders for the year ended October 31, 2000, which is incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited, except as noted, by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

JPMORGAN FLEMING INTERNATIONAL GROWTH FUND^

                                                                                                  CLASS A         CLASS B
                                                                                                ----------      ----------
                                                                                                12/29/00*       12/29/00*
                                                                                                  THROUGH         THROUGH
                                                                                                  4/30/01         4/30/01
                                                                                              (UNAUDITED)     (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                               $10.00          $10.00
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                                           0.01          (0.01)

     Net gains or losses in securities (both realized and unrealized)                              (0.85)          (0.85)
                                                                                                   ------          ------
     Total from investment operations                                                              (0.84)          (0.86)

   Distributions to shareholders from:

     Dividends from net investment income                                                              --              --

     Distributions from capital gains                                                                  --              --
                                                                                                   ------          ------
     Total dividends and distributions                                                                 --              --

--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                      $9.14           $9.14
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                                   (8.40%)         (8.60%)
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                                            $3,703            $914

RATIOS TO AVERAGE NET ASSETS#:

Expenses                                                                                            1.35%           1.70%

Net investment income                                                                               0.10%         (0.25%)

Expenses without waivers, reimbursements and earnings credits                                       2.64%           3.01%

Net investment income without waivers, reimbursements and earnings credits                        (1.19%)         (1.56%)

Portfolio turnover rate*                                                                              12%             12%

 *  Commencement of operations.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #  Short periods have been annualized.
 ^  Formerly Chase Vista International Growth Fund.
 *  not annualized

JPMORGAN FLEMING EUROPEAN FUND^

                                                                                                  CLASS A
                                                                         -------------------------------------------------------
                                                                            11/01/00
                                                                             THROUGH       YEAR ENDED OCTOBER 31,      11/02/95*
                                                                             4/30/01  -------------------------------   THROUGH
                                                                         (UNAUDITED)   2000     1999    1998    1997   11/30/96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $17.87   $16.52   $14.47  $14.10   $11.99   $10.00
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                   (0.04)@  (0.12)@  (0.06)@    0.15     0.05     0.15

     Net gains or losses in securities (both realized and unrealized)         (1.66)     1.83     2.31    2.16     3.01     1.93
                                                                              ------  -------  -------  ------   ------   ------
     Total from investment operations                                         (1.70)     1.71     2.25    2.31     3.06     2.08

   Distributions to shareholders from:

     Dividends from net investment income                                         --       --     0.09    0.22     0.10     0.09

     Distributions from capital gains                                           1.69     0.36     0.11    1.72     0.85       --
                                                                              ------  -------  -------  ------   ------   ------
     Total dividends and distributions                                          1.69     0.36     0.20    1.94     0.95     0.90
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $14.48   $17.87   $16.52  $14.47   $14.10   $11.99
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                             (10.05%)   10.13%   15.60%  18.71%   28.19%   20.78%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                      $58,191 $75,801  $47,759 $33,743  $12,965   $6,358

RATIOS TO AVERAGE NET ASSETS#:

Expenses                                                                       1.75%   1.74%    1.74%   1.74%    1.75%    1.75%

Net investment income                                                        (0.53%) (0.60%)  (0.40%) (0.07%)    0.32%    1.44%

Expenses without waivers, reimbursements and earnings credits                  1.90%   1.95%    2.06%   2.38%    2.84%    3.49%

Net investment income without waivers, reimbursements and earnings
 credits                                                                     (0.68%) (0.81%)  (0.72%) (0.71%)  (0.77%)  (0.30%)

Portfolio turnover rate*                                                        257%    161%     149%    183%     170%      186

 *  Commencement of operations.
 @  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #  Short periods have been annualized.
 ^  Formerly Chase Vista European Fund.
 *  not Annualized

                                                                                                    CLASS B
                                                                         -------------------------------------------------------
                                                                            11/01/00
                                                                             THROUGH        YEAR ENDED OCTOBER 31,     11/03/95**
                                                                             4/30/01   -------------------------------   THROUGH
                                                                         (UNAUDITED)    2000     1999    1998    1997   11/30/96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $17.38   $16.18   $14.24  $13.93   $11.93    $9.97
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                   (0.09)@  (0.27)@  (0.18)@    0.08     0.04     0.07

     Net gains or losses in securities (both realized and
      unrealized)                                                             (1.61)     1.83     2.26    2.10     2.89     1.96
                                                                              ------  -------  -------  ------   ------   ------
     Total from investment operations                                         (1.70)     1.56     2.06    2.18     2.93     2.03

   Distributions to shareholders from:

     Dividends from net investment income                                         --       --     0.03    0.15     0.08     0.07

     Distributions from capital gains                                           1.69     0.36     0.11    1.72     0.85       --
                                                                              ------  -------  -------  ------   ------   ------
     Total dividends and distributions                                          1.69     0.36     0.14    1.87     0.93     0.07
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $13.99   $17.38   $16.18  $14.24   $13.93   $11.93
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                             (10.35%)    9.40%   14.66%  17.89%   27.25%   20.35%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                      $14,407  $18,546  $10,038  $9,457   $2,218     $190

RATIOS TO AVERAGE NET ASSETS#:

Expenses                                                                       2.50%    2.49%    2.51%   2.50%    2.51%    2.47%

Net investment income                                                        (1.28%)  (1.35%)  (1.12%) (0.75%)  (0.30%)    0.80%

Expenses without waivers, reimbursements and earnings credits                  2.65%    2.69%    2.83%   2.91%    3.58%    3.83%

Net investment income without waivers, reimbursements and
 earnings credits                                                            (1.43%)  (1.55%)  (1.44%) (1.16%)  (1.37%)  (0.56%)

Portfolio turnover rate*                                                        257%     161%     149%    183%     170%     186%

 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.
  ^ Formerly Chase Vista European Fund.
  * not Annualized

                                                                                                            CLASS C
                                                                                              -----------------------------------
                                                                                               11/01/00
                                                                                                THROUGH       YEAR     11/01/98**
                                                                                               04/30/01       ENDED      THROUGH
                                                                                              (UNAUDITED)   10/31/00    10/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                             $13.37      $16.19       $14.24
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                                      (0.09)@     (0.26)@      (0.08)@

     Net gains or losses in securities (both realized and unrealized)                            (1.61)        1.80         2.17
                                                                                                -------     -------      -------
     Total from investment operations                                                            (1.70)        1.54         2.09

   Distributions to shareholders from:

     Dividends from net investment income                                                            --          --         0.03

     Distributions from capital gains                                                              1.69        0.36         0.11
                                                                                                -------     -------      -------
     Total dividends and distributions                                                             1.69        0.36         0.14
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                   $13.98      $17.37       $16.19
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                                (10.36%)       9.27%       14.73%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                                          $3,766      $4,229       $1,460

RATIOS TO AVERAGE NET ASSETS#:

Expenses                                                                                          2.50%       2.49%        2.51%

Net investment income                                                                           (1.28%)     (1.33%)      (0.61%)

Expenses without waivers, reimbursements and earnings credits                                     2.65%       2.67%        2.83%

Net investment income without waivers, reimbursements and earnings credits                      (1.43%)     (1.51%)      (0.93%)

Portfolio turnover rate*                                                                           257%        161%         149%

 ** Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  # Short periods have been annualized.
  ^ Formerly Chase Vista European Fund.
  * not Annualized

JPMORGAN FLEMING JAPAN FUND^

                                                                                                  CLASS A
                                                                        -----------------------------------------------------------
                                                                           11/01/00
                                                                            THROUGH         YEAR ENDED OCTOBER 31,        11/02/95*
                                                                            4/30/01    ----------------------------------   THROUGH
                                                                        (UNAUDITED)     2000     1999     1998     1997    11/30/96
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $6.12      $9.84    $6.41    $9.52    $9.42    $10.00
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                  (0.04)@    (0.15)@  (0.07)@     0.27     0.08    (0.08)

     Net gains or losses in securities (both realized and
      unrealized)                                                            (1.06)     (1.57)     3.50   (2.91)     0.24    (0.50)
                                                                            -------    -------  -------   ------    -----    ------
     Total from investment operations                                        (1.10)     (1.72)     3.43   (2.64)     0.32    (0.58)

   Distributions to shareholders from:

     Dividends from net investment income                                        --         --       --     0.26     0.22        --

     Distributions from capital gains                                            --         --       --       --       --        --

     Tax return of capital                                                       --         --       --     0.21       --        --
                                                                            -------    -------  -------   ------    -----    ------
     Total dividends and distributions                                           --         --       --     0.47     0.22        --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $7.02      $8.12    $9.84    $6.41    $9.52     $9.42
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                            (13.55%)   (17.48%)   53.51% (28.98%)    3.49%   (5.80%)
===================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                      $1,977     $2,448   $4,260   $1,770   $5,008    $4,781

RATIOS TO AVERAGE NET ASSETS#:

Expenses                                                                      1.75%      1.77%    1.74%    1.76%    1.75%     1.75%

Net investment income                                                       (1.18%)    (1.54%)  (0.88%)  (0.56%)  (0.30%)   (0.91%)

Expenses without waivers, reimbursements and earnings credits                 3.15%      5.49%    5.44%    3.79%    2.89%     3.60%

Net investment income without waivers, reimbursements and
 earnings credits reimbursements                                            (2.58%)    (5.26%)  (4.58%)  (2.59%)  (1.44%)   (2.76%)

Portfolio turnover rate*                                                        34%       123%     133%     212%     217%      121%

 *  Commencement of operations.
 @  Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #  Short periods have been annualized.
 ^  Formerly Chase Vista Japan Fund.
 *  not annualized

                                                                                                   CLASS B
                                                                         ---------------------------------------------------------
                                                                             11/1/00
                                                                             THROUGH         YEAR ENDED OCTOBER 31,     11/03/95**
                                                                             4/30/01    -------------------------------   THROUGH
                                                                         (UNAUDITED)     2000     1999    1998    1997   11/30/96
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                           $7.93     $9.65    $6.32   $9.42    $9.35   $10.00
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                   (0.07)@   (0.22)@  (0.13)@    0.23   (0.05)   (0.02)

     Net gains or losses in securities (both realized and
      unrealized)                                                             (1.02)    (1.50)     3.46  (2.90)     0.30   (0.63)
                                                                             -------   -------  -------  ------   ------   ------
     Total from investment operations                                         (1.05)    (1.72)     3.33  (2.67)     0.25   (0.65)

   Distributions to shareholders from:

     Dividends from net investment income                                         --        --       --    0.22     0.18       --

     Distributions from capital gains                                             --        --       --      --       --       --

     Tax return of capital                                                        --        --       --    0.21       --       --
                                                                             -------   -------  -------  ------   ------   ------
     Total dividends and distributions                                            --        --       --    0.43     0.18       --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                 $6.84     $7.93    $9.65   $6.32    $9.42    $9.35
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                             (13.75%)  (17.82%)   52.69%(29.53%)    2.72%  (6.50%)
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                         $248      $322   $1,089    $391   $1,893     $162

RATIOS TO AVERAGE NET ASSETS#:

Expenses                                                                       2.44%     2.52%    2.49%   2.51%    2.51%    2.52%

Net investment income                                                        (1.86%)   (2.29%)  (1.67%) (0.97%)  (5.73%)  (0.40%)

Expenses without waivers, reimbursements and earnings credits                  3.90%     6.14%    6.19%   4.52%    3.66%    4.00%

Net investment income without waivers, reimbursements and
 earnings credits                                                            (3.32%)   (5.91%)  (5.37%) (2.98%)  (6.88%)  (1.88%)

Portfolio turnover rate*                                                         34%      123%     133%    212%     217%     121%

 ** Commencement of offering of class of shares.
  @ Calculated based on average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 #  Short periods have been annualized.
 ^  Formerly Chase Vista Japan Fund.
 *  not annualized

HOW TO REACH US


MORE INFORMATION
You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorgan.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151




                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039


      -C- 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2001


                                                                     RH-INTL-701

                                        PROSPECTUS SEPTEMBER      2001
                                        SUBJECT TO COMPLETION JULY 27 2001





JPMORGAN INTERNATIONAL EQUITY FUNDS

INSTITUTIONAL CLASS SHARES



FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING EUROPEAN FUND

FLEMING INTERNATIONAL EQUITY FUND

FLEMING EMERGING MARKETS EQUITY FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                        [LOGO]JPMORGAN FLEMING
                                                              Asset Management

[SIDENOTE]

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in a state where the offer or sale is not permitted.

Fleming International Opportunities Fund            1

Fleming European Fund                               7

Fleming International Equity Fund                  15

Fleming Emerging Markets Equity Fund               21

The Funds' Management and Administration           27

How Your Account Works                             30

About Sales Charges

Buying Fund Shares                                 30

Selling Fund Shares                                30

Exchanging Fund Shares                             31

Other Information Concerning the Funds             31

Distributions and Taxes                            32

Shareholder Services

Financial Highlights of the Funds                  38

How To Reach Us                            Back cover

JPMORGAN FLEMING INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages (34-35).

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in companies from developed markets other than the U.S. The Fund's assets may also be invested to a limited extent in companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The Fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued. The Fund's country allocations and sector weightings may differ significantly from those of the MSCI All Country World Index Free (ex-U.S.), the Fund's benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa(3) or higher by Moody's Investors Service, Inc., BBB- or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., (JPMIM) employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark,. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa(3) by Moody's or BBB-by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS

THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, Class B and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the MSCI All Country World Index Free (EX-U.S.), a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 (-11.86%)

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]


1998        3.83%
1999       39.90%
2000      -16.21%

BEST QUARTER      22.09%

                 4th quarter, 1998

WORST QUARTER     -21.34%

                 3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(2)

                                                        PAST 1 YR.  LIFE OF FUND
--------------------------------------------------------------------------------
 FLEMING INTERNATIONAL
 OPPORTUNITIES FUND (AFTER EXPENSES)                       -16.21      5.84
--------------------------------------------------------------------------------
 MSCI ALL COUNTRY WORLD INDEX FREE (EX-U.S.) (NO EXPENSES) -15.09      7.06
--------------------------------------------------------------------------------

(1)  THE FUND'S FISCAL YEAR END IS 11/30.

(2) THE FUND COMMENCED OPERATIONS ON 2/26/97 AND PERFORMANCE IS CALCULATED AS OF 2/28/97.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL OPERATING EXPENSES (%)
                                                          INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                                          0.60
--------------------------------------------------------------------------------
 DISTRIBUTION (RULE 12b-1) FEES                           NONE
--------------------------------------------------------------------------------
 SHAREHOLDER SERVICE FEES                                 0.10
--------------------------------------------------------------------------------
 OTHER EXPENSES(3)                                        0.31
--------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                 1.01
--------------------------------------------------------------------------------
 FEE WAIVER AND EXPENSE

 REIMBURSEMENT(4)                                         0.09
--------------------------------------------------------------------------------
 NET EXPENSES(4)                                          0.92
--------------------------------------------------------------------------------

(3) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTEE TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.92% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the institutional class with the cost of investing in other mutual Funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the institutional class and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5YEARS      10 YEARS
--------------------------------------------------------------------------------
 YOUR COST                      $94        $293        $530        $1,210
--------------------------------------------------------------------------------

JPMORGAN FLEMING EUROPEAN FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages ____.

THE FUND'S OBJECTIVE
The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund will invest primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of European issuers. These investments may take the form of depositary receipts. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks, ADRs and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa(3) or higher by Moody's Investor Service, Inc., BBB- or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may invest in derivatives, which are financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

INVESTMENT PROCESS
The Fund's advisers seek to identify those Western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the advisers try to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the advisers think are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other similar countries which the advisers think are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different Western European countries, the Fund's advisers may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa(3) by Moody's or

BBB- by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they are more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS

THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year. Prior to the date of this Prospectus, this fund did not have institutional class shares. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and since inception. It compares that performance to Morgan Stanley Capital International Europe Index, a widely recognized market benchmark, and the Lipper European Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE FUTURE.

THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER.

YTD RETURN WAS (16.85)

[CHART]


1996        28.10%
1997        21.38%
1998        28.17%
1999        36.06%
2000       -14.73%

BEST QUARTER                33.36%

                4th quarter, 1999

WORST QUARTER              -16.97%

                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS(%)

For the periods ending December 31, 2000(1)

                                                                  SINCE INCEPTION
                                      PAST 1 YEAR   PAST 5 YEARS  (11/2/95)
--------------------------------------------------------------------------------
 CLASS A (AT NAV)                       -19.64        16.86         16.69
--------------------------------------------------------------------------------
 MSCI EUROPE INDEX                       -8.14        15.75         15.05
--------------------------------------------------------------------------------
 LIPPER EUROPEAN FUNDS INDEX             -2.58        17.87         17.46
--------------------------------------------------------------------------------

THE PERFORMANCE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD. INSTITUTIONAL CLASS SHARES DO NOT HAVE A SALES
LOAD.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                          INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
 MANAGEMENT FEES                                          0.65%
--------------------------------------------------------------------------------
 DISTRIBUTION (RULE 12b-1) FEES                           NONE
--------------------------------------------------------------------------------
 SHAREHOLDER SERVICE FEES                                 0.10%
--------------------------------------------------------------------------------
 OTHER EXPENSES(3)                                        0.45%
--------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                     1.20%
--------------------------------------------------------------------------------
 FEE WAIVER AND EXPENSE

 REIMBURSEMENT(4)                                         0.20%
--------------------------------------------------------------------------------
 NET EXPENSES(4)                                          1.00%
--------------------------------------------------------------------------------

(3)  THE TABLE IS BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.00% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

THE TABLE DOES NOT REFLECT CHARGES OR CREDITS WHICH YOU MIGHT INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

EXAMPLE This example helps you compare the cost of investing in the institutional class with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you sell all your shares at the end of the period

- your investment has a 5% return each year

- you reinvest all your dividends, and

- Net expenses for three years and total operating expenses thereafter.

The example is for comparison only; the actual return of the institutional class and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST                      $102       $318        $599        $1,398
--------------------------------------------------------------------------------

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages (34-35).

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's industry weightings generally approximate those of the EAFE Index, although it does not seek to mirror the index in its choice of individual securities, and may overweight or underweight countries relative to the EAFE Index. In choosing stocks, the fund emphasizes those that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa(3) or higher by Moody's Investors Service, Inc., BBB- or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., (JPMIM) employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa(3) by Moody's or BBB- by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]
WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS

THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:

-    ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

-    ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, Class B and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the EAFE Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -15.27%


YEAR-BY-YEAR RETURNS(1),(2)

[CHART]


1991       10.58%
1992      -10.77%
1993       24.52%
1994        6.00%
1995        7.96%
1996        8.48%
1997        1.46%
1998       13.62%
1999       30.22%
2000      -17.75%

BEST QUARTER               30.22%

                 4th quarter, 1999

WORST QUARTER             -17.75%

                 4th quarter, 2000


AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                PAST 1 YEAR    PAST 5 YEARS   LIFE OF FUND
--------------------------------------------------------------------------------------------
 FLEMING INTERNATIONAL EQUITY FUND
 (AFTER EXPENSES)                                 -17.75       6.02           5.19
--------------------------------------------------------------------------------------------
 EAFE INDEX (NO EXPENSES)                         -14.17       7.13           6.29
--------------------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 10/4/93, AND RETURNS REFLECT THE PERFORMANCE OF THE FUND FROM 11/1/93 FORWARD. FOR THE PERIOD 6/30/90 TO 10/31/93, RETURNS REFLECT THE PERFORMANCE OF THE J.P. MORGAN INTERNATIONAL EQUITY FUND, A SEPARATE FEEDER FUND INVESTING IN THE SAME MASTER PORTFOLIO.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM ASSETS)

------------------------------------------------------------------------------
 MANAGEMENT FEES                                                       0.65
------------------------------------------------------------------------------
 DISTRIBUTION (RULE 12b-1) FEES                                        NONE
------------------------------------------------------------------------------
 SHAREHOLDER SERVICE FEES                                              0.10
------------------------------------------------------------------------------
 OTHER EXPENSES(3)                                                     0.30
------------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES                                              1.05
------------------------------------------------------------------------------
 FEE WAIVER AND EXPENSES(4)                                            0.10
------------------------------------------------------------------------------
 NET EXPENSES(4)                                                       0.95
------------------------------------------------------------------------------

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Institutional Class and your actual costs may be higher or lower.

                                1 YEAR      3 YEARS      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
 YOUR COST                      $97        $303        $549        $1,254
--------------------------------------------------------------------------------

(3) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTEE TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES OF INSTITUTIONAL CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.95% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

HOW TO REACH US

MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-766-7722 or writing to:

JPMORGAN FUNDS SERVICE CENTER
500 STANTON CHRITIANA ROAD
NEWARK, DE 19713

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorgan.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC WASHINGTON, DC 20549-0102. 1-202-942-8090 E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151


                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039


      (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2001

                                                                     RH-INTL-701

PROSPECTUS SEPTEMBER -- 2001

SUBJECT TO COMPLETION JULY 27 2001

JPMORGAN INTERNATIONAL
EQUITY FUNDS

SELECT CLASS SHARES

FLEMING INTERNATIONAL OPPORTUNITIES FUND

FLEMING EUROPEAN FUND

FLEMING INTERNATIONAL EQUITY FUND

FLEMING EMERGING MARKETS EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO] JPMORGAN FLEMING
       Asset Management

[SIDENOTE]

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in a state where the offer or sale is not permitted.

Fleming International Opportunities Fund                 1
Fleming European Fund                                    8
Fleming International Equity Fund                       15
Fleming Emerging Markets Equity Fund                    21
The Funds' Management and Administration                27
How Your Account Works                                  29
Buying Fund Shares                                      29
Selling Fund Shares                                     30
Exchanging Fund Shares                                  30
Other Information Concerning the Funds                  31
Distributions and Taxes                                 31
Financial Highlights of the Funds
How To Reach Us                                 Back cover

JPMORGAN FLEMING INTERNATIONAL
         OPPORTUNITIES FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages (33-34).

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in companies from developed markets other than the U.S. The Fund's assets may also be invested to a limited extent in companies from emerging markets. Developed countries include Australia, Canada, Japan, New Zealand, the United Kingdom, and most of the countries of western Europe; emerging markets include most other countries in the world.

The Fund focuses on stock picking, emphasizing those stocks that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued. The Fund's country allocations and sector weightings may differ significantly from those of the MSCI All Country World Index Free (ex-U.S.), the Fund's benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa3 or higher by Moody's Investors Service, Inc., BBB- or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark,. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]
WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS

THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, Class B and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the MSCI All Country World Index Free (EX-U.S.), a widely recognized market benchmark.

The performance for the periods before Select Class Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -11.86%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1998     3.83%
1999    39.90%
2000   -16.21%

BEST QUARTER             22.09%
              4th quarter, 1998
WORST QUARTER           -21.34%
              3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                                PAST 1 YEAR    LIFE OF FUND
FLEMING INTERNATIONAL OPPORTUNITIES FUND (AFTER EXPENSES)          -16.21         5.84
MSCI ALL COUNTRY WORLD INDEX FREE (EX-U.S.) (NO EXPENSES)          -15.09         7.06

(1) THE FUND COMMENCED OPERATIONS ON 2/26/97 AND PERFORMANCE IS CALCULATED AS OF 2/28/97.
(2) THE FUND'S FISCAL YEAR END IS 11/30.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM ASSETS)

                                                             SELECT SHARES
 MANAGEMENT FEES                                               0.80
 DISTRIBUTION (RULE 12b-1) FEES                                NONE
 SHAREHOLDER SERVICE FEES                                      0.25
 OTHER EXPENSES(3)                                             0.35
 TOTAL ANNUAL FUND OPERATING EXPENSES                          1.40
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                       0.20
 NET EXPENSES(4)                                               1.20

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST
    COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST,
    TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.20%, OF THEIR AVERAGE DAILY NET ASSETS
    THROUGH 9/7/04.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class Shares with cost of investing in other mututal Funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of Select Class and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST                      $122       $381        $705        $1,625

JPMORGAN FLEMING EUROPEAN FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages (33-34).

THE FUND'S OBJECTIVE

The Fund seeks total return from long-term capital growth. Total return consists of capital growth and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund will invest primarily in equity securities issued by companies with principal business activities in Western Europe. Under normal market conditions, the Fund invests at least 65% of its total assets in equity securities of European issuers. These investments may take the form of depositary receipts. Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks, ADRs and warrants to buy common stocks.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment grade means a rating of Baa3 or higher by Moody's Investor Service, Inc., BBB- or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality. No more than 25% of the Fund's total assets will be invested in debt securities denominated in a currency other than the U.S. dollar. No more than 25% of the Fund's total assets will be invested in debt securities issued by a single foreign government or international organization, such as the World Bank.

While the Fund intends to invest primarily in stocks and investment-grade debt securities, under normal market conditions it is permitted to invest up to 35% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may invest any amount of its assets in these instruments and in debt securities issued by supranational organizations and companies and governments of countries in which the Fund can invest and short-term debt instruments issued or guaranteed by the government of any member of the Organization for Economic Cooperation and Development. These debt securities may be in various currencies. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government debt securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in other investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, which are financial instruments the

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

INVESTMENT PROCESS

The Fund's advisers J.P. Morgan Fleming Asset Management (USA) Inc.
("JPMFAM (USA)") seek to identify those Western European countries and industries where political and economic factors, including currency changes, are likely to produce above-average growth rates. Then the advisers try to identify companies within those countries and industries that are poised to take advantage of those political and economic conditions. The Fund will continually review economic and political events in the countries in which it invests.

The Fund may invest in Austria, Belgium, Denmark, Germany, Finland, France, Greece, Ireland, Italy, Luxembourg, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom, as well as other Western European countries which the advisers think are appropriate. In addition, the Fund may invest up to 8% of its total assets in equity securities of emerging market European issuers. These countries may include Poland, the Czech Republic, Hungary and other similar countries which the advisers think are appropriate.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest. The advisers may adjust the Fund's exposure to each currency based on their view of the markets and issuers. They will decide how much to invest in the securities of a particular currency or country by evaluating the yield and potential growth of an investment, as well as the relationship between the currency and the U.S. dollar. They may increase or decrease the emphasis on a type of security, industry, country or currency, based on their analysis of a variety of economic factors, including fundamental economic strength, earnings growth, quality of management, industry growth, credit quality and interest rate trends. The Fund may purchase securities where the issuer is located in one country but the security is denominated in the currency of another.

While the Fund's assets will usually be invested in a number of different Western European countries, the Fund's advisers may at times invest most or all of the assets in a limited number of these countries. The Fund will, however, try to choose a wide range of industries and companies of varying sizes.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund.

Investments in foreign securities may be riskier than investments in the United States. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in developing countries could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in developing countries. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, developing countries may not provide adequate legal protection for private or foreign investment or private property.

The Fund's performance will be affected by political, social and economic conditions in Europe, such as growth of the economic output (the Gross National Product), the rate of inflation, the rate at which capital is reinvested into European economies, the resource self-sufficiency of European countries and interest and monetary exchange rates between European countries.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa3 by Moody's or

BBB- by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS

THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A Shares. As of the date of this prospectus, Select and Institutional Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past five calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return in the past year, five years and life of the Fund. It compares that performance to Morgan Stanley Capital International Europe Index, a widely recognized market benchmark, and the Lipper European Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

PAST PERFORMANCE DOES NOT PREDICT HOW ANY CLASS OF THE FUND WILL PERFORM IN THE FUTURE.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -16.85%.

YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

1996    28.10%
1997    21.38%
1998    28.17%
1999    36.06%
2000   -14.73%


BEST QUARTER               33.36%
                4th quarter, 1999
WORST QUARTER             -16.97%
                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
FOR PERIODS ENDING DECEMBER 31, 2000(1)

                                       PAST 1 YEAR  PAST 5 YEARS   LIFE OF FUND
 FLEMING EUROPEAN FUND                  -19.64        16.86         16.69
 MSCI EUROPE INDEX                       -8.14        15.75         15.05
 LIPPER EUROPEAN FUND INDEX              -2.58        17.87         17.46

(1) THE FUND COMMENCED OPERATIONS ON 11/2/95 AND RETURNS REFLECT THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. SELECT SHARES DO NOT HAVE A SALES LOAD.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

The performance figures in the table reflect the deduction of the maximum front-end sales load which is assessed on Class A shares. Select class shares do not have a sales load.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)*

                                                               SELECT SHARES
 MANAGEMENT FEE                                                0.65
 DISTRIBUTION (RULE 12b-1) FEES                                NONE
 SHAREHOLDER SERVICES FEE                                      0.25
 OTHER EXPENSES                                                0.70
 TOTAL ANNUAL FUND OPERATING EXPENSES                          1.60
 FEE WAIVER AND EXPENSE REIMBURSEMENT                          0.10
 NET EXPENSES                                                  1.50

(1) THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

* THE TABLE IS BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50% OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

THE TABLE DOES NOT REFLECT CHARGES OR CREDITS WHICH YOU MIGHT INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

EXAMPLE

This example helps you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you sell all your shares at the end of the period

- your investment has a 5% return each year

- you reinvest all your dividends, and

- Net expenses for three years and total operating expenses thereafter

The example is for comparison only; the actual returns of the Institutional Class and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST                      $153       $474        $841        $1,873

                                       14

JPMORGAN FLEMING INTERNATIONAL EQUITY FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages (33-34).

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of foreign company equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in equity securities from developed countries included in the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE), which is the Fund's benchmark. The Fund typically does not invest in U.S. companies.

The Fund's industry weightings generally approximate those of the EAFE Index, although it does not seek to mirror the index in its choice of individual securities, and may overweight or underweight countries relative to the EAFE Index. In choosing stocks, the fund emphasizes those that are ranked as undervalued according to the adviser's proprietary research, while underweighting or avoiding those that appear overvalued.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in investment-grade debt securities. Investment-grade means a rating of Baa3 or higher by Moody's Investors Service, Inc., BBB- or higher by Standard & Poor's Corporation or the equivalent by another national rating organization or unrated securities of comparable quality.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.


[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies.

That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates. Securities which are rated Baa by Moody's or BBB by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT
AGENCY.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]

WHO MAY WANT TO INVEST
THIS FUND IS DESIGNATED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM THE MARKETS IN WHICH IT INVESTS

THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, Class B and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the EAFE Index, a widely recognized market benchmark.

The performance for the periods before Select Class Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -15.27%.

[CHART]

   YEAR-BY-YEAR RETURNS(1,2)
1991                     10.58%
1992                    (10.77%)
1993                     24.52%
1994                      6.00%
1995                      7.96%
1996                      8.48%
1997                      1.46%
1998                     13.62%
1999                     30.22%
2000                    (17.75%)

BEST QUARTER             30.22%
              4th quarter, 1999

WORST QUARTER           -17.75%
              4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                    PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
 FLEMING INTERNATIONAL EQUITY FUND
 (AFTER EXPENSES)                   -17.75         6.02            6.54
 EAFE INDEX (NO EXPENSES)           -14.17         7.13            6.29

(1) THE FUND COMMENCED OPERATIONS ON 10/4/93, AND RETURNS REFLECT THE PERFORMANCE OF THE FUND FROM 11/1/93 FORWARD. FOR THE PERIOD 6/30/90 TO 10/31/93, RETURNS REFLECT THE PERFORMANCE OF THE J.P. MORGAN
    INTERNATIONAL EQUITY FUND, THE PREDECESSOR OF THE FUND.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

                                                               SELECT SHARES
 MANAGEMENT FEES                                               0.60
 DISTRIBUTION (RULE 12b-1) FEES                                NONE
 SHAREHOLDER SERVICE FEES                                      0.25
 OTHER EXPENSES(3)                                             0.57
 TOTAL OPERATING EXPENSES                                      1.42
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                       0.01
 NET EXPENSES(4)                                               1.41

 EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST ($)                  144        446         773         1,699

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.41% OF ITS AVERAGE DAILY NET ASSETS FOR THREE YEARS. TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 1.25% FOR SELECT CLASS SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED.

JPMORGAN FLEMING EMERGING MARKETS EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages (33-34).

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of equity securities from emerging markets issuers.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities from countries whose economies or stock markets are less developed. The Fund may also invest to a lesser extent in debt securities of these countries. This designation currently includes most countries in the world except Australia, Canada, Japan, New Zealand, the United Kingdom, the U.S., and most of the countries of western Europe.

The Fund may overweight or underweight countries relative to its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index. The Fund emphasizes stocks that are ranked as undervalued, while underweighting or avoiding stocks that appear overvalued. The Fund typically maintains full currency exposure to those markets in which it invests. However, the Fund may from time to time hedge a portion of its foreign currency exposure into the U.S. dollar.

By emphasizing undervalued stocks, the Fund has the potential to produce returns that exceed those of the Fund's benchmark. At the same time, the Fund seeks to limit its volatility to that of the benchmark.

The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

While the Fund invests primarily in equities, it may also invest in debt securities.

To temporarily defend its assets, the Fund may invest any amount of its assets in high-quality short-term securities.

Where the capital markets in certain countries are either less developed or not easy to access, the Fund may invest in these countries by investing in closed-end investment companies that are authorized to invest in those countries.

The Fund may invest in derivatives, financial instruments the value of which is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc., employs a three-step process that combines country allocation, fundamental research for identifying portfolio securities, and currency management decisions.

The adviser takes an in-depth look at the relative valuations and economic prospects of different countries, ranking the attractiveness of their markets. Using these rankings, a team of strategists establishes a country allocation for the Fund. Country allocation may vary either significantly or moderately from the benchmark. The adviser considers the developed countries of Europe (excluding the U.K.) as a whole while monitoring the Fund's exposure to any one country.

Various models are used to quantify the adviser's fundamental stock research, producing a ranking of companies in each industry group according to their relative value. The Fund's management team then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund has access to the adviser's currency specialists in determining the extent and nature of the Fund's exposure to various foreign currencies. The Fund typically maintains full currency exposure to those markets in which it invests.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the Fund invests primarily in securities of issuers outside the United States, an investment in the Fund is riskier than an investment in a U.S. equity fund. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

The Fund's investments in emerging markets could lead to more volatility in the value of the Fund's shares. As mentioned above, the normal risks of investing in foreign countries are heightened when investing in emerging markets. In addition, the small size of securities markets and the low trading volume may lead to a lack of liquidity, which leads to increased volatility. Also, emerging markets may not provide adequate legal protection for private or foreign investment or private property.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Because the Fund may invest in small companies, the value of your investment may fluctuate more dramatically than an investment in a fund which does not invest in small companies. That's because small companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of their securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

High-yield debt securities may carry greater risks than securities which have higher credit ratings, including a high risk of default. Companies which issue high-yield securities are often young and growing and have a lot of debt. High-yield securities are considered speculative, meaning there is a significant risk that the issuer may not be able to repay principal or pay interest or dividends on time.

Securities which are rated Baa3 by Moody's or BBB- by S&P may have fewer protective provisions than higher rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

If the Fund invests in closed-end investment companies, it may incur added expenses such as additional management fees and trading costs.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and debt securities, including situations in which the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

The Fund is not diversified. It will invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

The Fund may have to sell stocks at a loss in order to fund shareholder

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

redemptions. Redemptions are more likely to occur when prices of companies located in the Asia-Pacific region are declining and prices of these securities may fall more rapidly than those of other securities.

The Fund may invest in privately placed securities. Such securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities.

[SIDENOTE]

WHO MAY WANT TO INVEST

THIS FUND IS DESIGNATED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO CONSISTENTLY OUTPERFORM
  THE MARKETS IN WHICH IT INVESTS

THIS FUND IS NOT DESIGNATED FOR INVESTORS WHO:

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, B, C and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the MSCI Emerging Markets Equity Free Index, a widely recognized market benchmark.

The performance for the periods before Select Class Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 0.32%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

1994     -7.19%
1995     -9.68%
1996     -8.84%
1997     -7.71%
1998    -30.33%
1999     59.40%
2000    -30.23%

BEST QUARTER               25.88%
                4th quarter, 1999
WORST QUARTER             -23.56%
                2nd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                   PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND
FLEMING EMERGING MARKETS EQUITY (AFTER EXPENSES)    -30.23        -4.89          -3.98
MSCI EMERGING MARKETS EQUITY FREE (NO EXPENSES)     -30.61        -4.17          -2.64

(1) THE FUND COMMENCED OPERATIONS ON 11/15/93 AND PERFORMANCE IS CALCULATED AS OF 11/30/93.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS SHARES ASSETS)

 MANAGEMENT FEES                                                       1.00
 DISTRIBUTION (RULE 12B-1) FEES                                        NONE
 OTHER EXPENSES                                                        0.88
 TOTAL OPERATING EXPENSES                                              1.88
 FEE WAIVER AND EXPENSE REIMBURSEMENT                                  0.13
 NET EXPENSES                                                          1.75

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST                      $178       $551        $978        $2,167

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST
    COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF SELECT CLASS SHARES (EXCLUDING INTEREST,
    TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Fleming International Opportunities Fund, Fleming International Equity Fund and Fleming Emerging Market Equity Fund are series of J.P. Morgan Institutional Funds, a Massachusetts Business trust. The Fleming European Fund is are series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. ("JPMIM") is the investment adviser and makes the day-to-day investment decisions for the Fleming International Opportunities, Fleming International Equity, and Fleming Emerging Market Equity Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management, Inc (USA) ("JPMFAM (USA)") is the investment adviser for the Fleming European Fund. JPMFAM (USA) provides discretionary investment advice and supervision. JPMFAM (USA) is located at 1211 Avenue of the Americas, New York, NY 10036.

JPMIM and JPMFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

Chase Fleming Asset Management (London) Limited CFAM (London) is the subadviser to the Fleming European Fund. It makes the day to day investment decisions for the Fund. JPMFAM (USA) pays CFAM London a sub-advisory fee for its services. CFAM London is a wholly owned subsidiary of Chase. CFAM London is located at Colvile House, 32 Curzon Street, London W1Y8AL.

During the most recent fiscal year, each adviser was paid management fees (net of waivers) as a percentage of average net assets.

                               FISCAL
 FUND                          YEAR END       %
 FLEMING INTERNATIONAL
 OPPORTUNITIES FUND

 FLEMING EUROPEAN FUND

 FLEMING INTERNATIONAL
 EQUITY FUND

 FLEMING EMERGING MARKET
 EQUITY FUND

THE PORTFOLIO MANAGERS

FLEMING INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Paul A. Quinsee, managing director, who has been on the team since the fund's inception and at J.P. Morgan since 1992, Andrew C. Cormie, managing director, who has been an international equity portfolio manager since 1997 and employed by J. P. Morgan since 1984 and by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August 1997, and by Jenny S. Sicat, vice president, who joined the team in August 2000 and has been at J.P. Morgan since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

FLEMING EUROPEAN FUND

James Elliot and Ajay Gambhir are both assistant directors of the European Equity Group. Mr. Elliot joined CFAM London in June of 1995 as an executive in the European Investment Banking Group. He was appointed a Portfolio Manager in 1998 and Assistant Director in 1999. Mr. Gambhir joined CFAM London in December of 1997 as a Fund Manager in the European Equity Group. Prior to that he worked as a Fund Manager at NM Rothschild & Sons Limited. Mr. Gambhir was appointed Assistant Director in April 2000. Both have managed the Fund since August 2000.

FLEMING INTERNATIONAL EQUITY FUND

The portfolio management team is led by Paul A. Quinsee, managing director, who joined the team in April 1993 and has been at J.P. Morgan since 1992, and by Nigel F. Emmett, vice president, who has been on the team since joining J.P. Morgan in August 1997, and by Jenny S. Sicat, vice president, who joined the team in August 2000 and has been at J.P. Morgan since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

FLEMING EMERGING MARKETS EQUITY FUND

The management team is led by Satyen Mehta, managing director, who has been at J.P. Morgan since 1984, and Peter Clark, vice president, who has been at J.P. Morgan since 1968. Mr. Mehta has been on the team since the fund's inception. Mr. Clark joined the team in 1999.

THE FUNDS' ADMINISTRATOR

Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (the "Administrator") provides administrative services and oversees each Fund's other service providers and provides Fund officers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services.

0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan
Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to ___% of the average daily net assets of the Select Class held by investors by the shareholder servicing agent.

JPMIM, JPFAM (USA) and/or JPMFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Funds receive orders. You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

The Fleming International Equity Fund, Fleming International Opportunities Fund, Fleming European Fund and Fleming Emerging Markets Equity Fund invest in securities that are primarily listed on foreign exchanges and these exchanges may trade on Saturdays or other U.S. holidays on which the Funds do not price. As a result, these Funds' portfolios will trade and their NAVs may fluctuate significantly on days when you have no access to the Funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER,
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell those shares until 15 calendar days after such shares were purchased.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

First time investors must buy a minimum of $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion. In addition, the minimum does not apply to investors who are customers of JPMorgan Private Bank. Current shareholders of Select Class Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Class Shares of this and other Funds without regard to this minimum.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 or to customers of JPMorgan Chase Private Bank.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Fleming International Equity Fund, the Fleming International
Opportunities Fund, the Fleming European Fund and the Fleming Emerging Markets Equity Fund generally distribute any net investment income at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fleming International Equity Fund, Fleming International Opportunities Fund, Fleming European Fund and Fleming Emerging Markets Equity Fund expect that their distributions will consist primarily of capital gains.

Investment income received by the Fleming International Equity Fund, Fleming International Opportunities Fund, Fleming European Fund and Fleming Emerging Markets Equity Fund from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of each such Fund's assets at the close of its taxable year will be in securities of foreign corporations, each such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR INTERNATIONAL EQUITY FUNDS

This table identifies the main elements that make up each International Equity Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain funds manage risk.

POTENTIAL RISKS                                 POTENTIAL REWARDS                             POLICIES TO BALANCE RISK AND REWARD

FOREIGN AND OTHER MARKET CONDITIONS

-    Each Fund's share price and performance    -    Stocks have generally outperformed       -    Under normal circumstances the
     will fluctuate in response to stock and         more stable investments (such as bonds        Funds plan to remain fully
     bond market movements                           and cash equivalents) over the long term      invested, with at least 65% in
                                                                                                   stocks; stock investments may
-    The value of most bonds will fall when     -    Foreign investments, which represent a        include convertible securities,
     interest rates rise; the longer a bond's        major portion of the world's securities,      preferred stocks, depository
     maturity and the lower its credit quality,      offer attractive potential performance        receipts (such as ADRs and EDRs),
     the more its value typically falls              and opportunities for diversification         trust or partnership interests,
                                                                                                   warrants, rights, and investment
-    A Fund could lose money because of         -    Most bonds will rise in value when            company securities
     foreign government actions, political           interest rates fall
     instability, or lack of adequate and/or                                                  -    The Funds seek to limit risk and
     accurate information                       -    Foreign bonds, which represent a major        enhance performance through
                                                     portion of the world's fixed income           active management, country
                                                     securities, offer attractive potential        allocation and diversification
-    Investment risks tend to be higher in           performance and opportunities for
     emerging markets. These markets also            diversification                          -    During severe market downturns,
     present higher liquidity and valuation                                                        the Funds have the option of
     risks                                      -    Emerging markets can offer higher             investing up to 100% of assets in
                                                     returns                                       investment-grade short-term
-    Adverse market conditions may from time to                                                    securities
     time cause the fund to take temporary
     defensive positions that are inconsistent                                                -    The Fleming Emerging Markets
     with its principal investment strategies                                                      Equity Fund will invest up to 20%
     and may hinder the fund from achieving its                                                    of assets in debt securities when
     investment objective                                                                          JPMIM believes the potential
                                                                                                   total return exceeds potential
                                                                                                   total return in emerging markets
                                                                                                   equity securities

MANAGEMENT CHOICES

-    A Fund could underperform its benchmark    -    A Fund could outperform its benchmark    -    Each adviser focuses its active
     due to its securities choices and other         due to these same choices                     management on securities
     management decisions                                                                          selection, the area where it
                                                                                                   believes its commitment to
                                                                                                   research can most enhance returns

FOREIGN CURRENCIES

-    Currency exchange rate movements could     -    Favorable exchange rate movements could  -    Except as noted earlier in this
     reduce gains or create losses                   generate gains or reduce losses               prospectus, each Fund manages the
                                                                                                   currency exposure of its foreign
-    Currency and investment risks tend to be                                                      investments relative to its
     higher in emerging markets; these markets                                                     benchmark and may hedge a portion
     also present higher liquidity and                                                             of its foreign currency exposure
     valuation risks                                                                               into the U.S. dollar from time to
                                                                                                   time (see also "Derivatives")

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

-    When a Fund buys securities before issue   -    A Fund can take advantage of attractive  -    Each Fund uses segregated
     or for delayed delivery, it could be            transaction opportunities                     accounts to offset leverage risk
     exposed to leverage risk if it does not
     use segregated accounts

POTENTIAL RISKS                                 POTENTIAL REWARDS                             POLICIES TO BALANCE RISK AND REWARD

DERIVATIVES

-    Derivatives such as futures,               -    Hedges that correlate well with          -    The Funds use derivatives, such
     options, swaps, and forward                     underlying positions can reduce               as futures, options, swaps, and
     foreign currency contracts(1)                   or eliminate losses at low cost               forward foreign currency
     that are used for hedging the                                                                 contracts, for hedging and for
     portfolio or specific securities           -    A Fund could make money and                   risk management (i.e., to
     may not fully offset the                        protect against losses if the                 establish or adjust exposure to
     underlying positions and this                   investment analysis proves                    particular securities, markets or
     could result in losses to the                   correct                                       currencies); risk management may
     Fund that would not have                                                                      include management of a fund's
     otherwise occurred                         -    Derivatives that involve leverage             exposure relative to its
                                                     could generate substantial gains              benchmark
-    Derivatives used for risk                       at low cost
     management may not have the                                                              -    The Funds only establish hedges
     intended effects and may result                                                               that they expect will be highly
     in losses or missed opportunities                                                             correlated with underlying
                                                                                                   positions
-    The counterparty to a derivatives
     contract could default                                                                   -    The Fleming European Fund may use
                                                                                                   derivatives to increase income or
-    Derivatives that involve leverage                                                             gain.
     could magnify losses
                                                                                              -    While the Funds may use
-    Certain types of derivatives                                                                  derivatives that incidentally
     involve costs to a Fund which can                                                             involve leverage, they do not use
     reduce returns                                                                                them for the specific purpose of
                                                                                                   leveraging their portfolios
-    Derivatives used for non-hedging
     purposes could cause losses that
     exceed the original investment

SECURITIES LENDING

-    When a Fund lends a security,              -    A Fund may enhance income through        -    Each adviser maintains a list of
     there is a risk that the loaned                 the investment of the collateral              approved borrowers
     securities may not be returned if               received from the borrower
     the borrower defaults                                                                    -    A Fund receives collateral equal
                                                                                                   to at least 100% of the current
-    The collateral will be subject to                                                             value of securities loaned
     the risks of the securities in
     which it is invested                                                                     -    The lending agents indemnify a
                                                                                                   fund against borrower default

                                                                                              -    Each adviser's collateral
                                                                                                   investment guidelines limit the
                                                                                                   quality and duration of
                                                                                                   collateral investment to minimize
                                                                                                   losses

                                                                                              -    Upon recall, the borrower must
                                                                                                   return the securities loaned
                                                                                                   within the normal settlement
                                                                                                   period

ILLIQUID HOLDINGS

-    A Fund could have difficulty               -    These holdings may offer more            -    No Fund may invest more than 15%
     valuing these holdings precisely                attractive yields or potential                of net assets in illiquid
                                                     growth than comparable widely                 holdings
-    A Fund could be unable to sell                  traded securities
     these holdings at the time or                                                            -    To maintain adequate liquidity,
     price it desired                                                                              each Fund may hold
                                                                                                   investment-grade short-term
                                                                                                   securities (including repurchase
                                                                                                   agreements and reverse repurchase
                                                                                                   agreements) and, for temporary or
                                                                                                   extraordinary purposes, may
                                                                                                   borrow from banks up to 33 1/3%
                                                                                                   of the value of its total assets

SHORT-TERM TRADING

-    Increased trading could raise a            -    A Fund could realize gains in a          -    The Funds generally avoid
     Fund's brokerage and related                    short period of time                          short-term trading, except to
     costs                                                                                         take advantage of attractive or
                                                -    A Fund could protect against                  unexpected opportunities or to
-    Increased short-term capital                    losses if a stock is overvalued               meet demands generated by
     gains distributions could raise                 and its value later falls                     shareholder activity.
     shareholders' income tax
     liability

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

REPURCHASE AGREEMENTS: a type of short-term investment in which a dealer sells securities to the Fund and agrees to buy them back later at a set price. In effect, the dealer is borrowing the Fund's money for a short time, using the securities as collateral.

REVERSE REPURCHASE AGREEMENTS: contracts whereby a Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SHAREHOLDER SERVICE FEE: a fee to cover the cost of paying shareholder servicing agents to provide certain support services for your account.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS: dollar or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

STRIPPED OBLIGATIONS: debt securities which are separately traded interest-only or principal-only components of an underlying obligation.

TAX EXEMPT MUNICIPAL SECURITIES: securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES: debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES: domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

If you buy your shares through The Chase Manhattan Bank or another institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorgan.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC WASHINGTON, DC 20549-0102. 1-202-942-8090 E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File No. is 811-5151

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039

      (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2001

                                                                    RHS-INTL-701

                                                    PROSPECTUS SEPTEMBER __ 2001
                                            SUBJECT TO COMPLETION, JULY 27, 2001

JPMORGAN FUNDS
SELECT CLASS SHARES

GLOBAL 50 FUND
GLOBAL HEALTHCARE FUND
FOCUS FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO] JPMORGAN FUNDS
ASSET MANAGEMENT

[SIDEBAR]
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Global 50 Fund                                      1
Global Healthcare Fund                              6
Focus Fund                                         11
The Funds' Management and Administration           18
How Your Account Works                             20
   Buying Fund Shares                              20
   Selling Fund Shares                             21
   Exchanging Fund Shares                          21
   Other Information Concerning the Funds          21
   Distributions and Taxes                         22
Risk and Reward Elements                           24
Financial Highlights                               27
How to Reach Us                            Back cover

JPMORGAN GLOBAL 50 FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages (24-26).

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a concentrated portfolio of global equity securities.

THE FUND'S MAIN
INVESTMENT STRATEGY
The Fund invests in approximately fifty stocks of primarily large and mid-cap companies located throughout the world. Using its global perspective, J.P. Morgan Investment Management Inc. ("JPMIM"), the Fund's adviser, uses the investment process described below to identify those stocks which in its view have an exceptional return potential.

Under normal conditions, the Fund invests in stocks of at least 3 countries, including the United States, and in a variety of industries; the Fund is not constrained by geographic limits and will not concentrate in any one industry. The Fund may invest in both developed and emerging markets. The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines research, stock selection and currency management.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive opportunities in a universe of 2,500 stock are identified.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. The adviser produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify its research team's findings.

Using research as the basis for investment decisions, portfolio managers construct a concentrated stock portfolio representing companies which in their view have an exceptional return potential relative to other companies. The adviser's stock selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g. consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect a stock's performance over the next twelve months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL
  MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE
  INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITION.

return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

THE FUND'S MAIN
INVESTMENT RISK
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in global stock markets. Fund performance will also depend on the effectiveness of JPMIM's research and the management team's stock picking decisions.

The Fund may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could impact market performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL
- WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A
  RELATIVELY SMALL NUMBER OF STOCKS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- WANT A FUND THAT CONSISTENTLY FOCUSES ON PARTICULAR INDUSTRIES OR
  SECTORS

FUND'S PAST PERFORMANCE
The returns reflect the performance of the Fund's Select shares.

The bar chart indicates some of the risks by showing the performance of the Fund's Select shares from year to year for the last two calendar years.

The table indicates some of the risks by showing how the Fund's average annual returns for the past year and for the life of the Fund compare to those of the MSCI World Index. This is a widely recognized, unmanaged index that measures stock market performance worldwide using the share prices of approximately 1,600 companies listed on stock exchanges in 22 countries.

The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

[CHART]

YEAR-BY-YEAR TOTAL RETURN (%)(1,2)

SHOWS CHANGES IN RETURNS BY CALENDAR YEAR

THE FUND'S YEAR-TO-DATE TOTAL
RETURN AS OF 6/30/01 WAS 14.52%

           1999         45.36%
           2000        -14.35%

BEST QUARTER                24.48%
                 4th quarter, 1999
WORST QUARTER               -7.88%
                 4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS%

Shows performance over time, for periods ended December 31, 2000(2)

                                                  PAST 1 YEAR    LIFE OF FUND(1)
 JPMORGAN GLOBAL 50 FUND SELECT SHARES
 (AFTER EXPENSES)                                     -14.35         8.08

 MSCI WORLD INDEX (NO EXPENSES)                       -13.18         6.74

(1) THE FUND COMMENCED OPERATIONS ON 5/29/98 AND RETURNS REFLECT PERFORMANCE OF THE FUND'S SELECT SHARES FROM 5/31/98.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES
The expenses of the Fund before and after reimbursement are shown below. The estimated annual Fund expenses after reimbursement are deducted from Fund assets prior to performance calculations.

ANNUAL FUND OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                               SELECT SHARES
 MANAGEMENT FEES                                               1.25
 DISTRIBUTION (RULE 12b-1) FEES                                NONE
 SHAREHOLDER SERVICES FEE                                      0.25
 OTHER EXPENSES(3)                                             0.40
 TOTAL OPERATING EXPENSES                                      1.90
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                       0.40
 NET EXPENSES(4)                                               1.50

(3) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(4) REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND OTHER EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50% OF THE AVERAGE DAILY NET ASSETS WITH RESPECT TO SELECT CLASS SHARES THROUGH 9/7/04.

EXAMPLE(4) This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you redeem all shares or you hold them

- your investment has a 5% return each year; and

- net expenses for three years and total operating expenses thereafter

This example is for comparison only; the actual return of Select Shares and your actual cost may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST                      $153       $474        $909        $2,118

JPMorgan GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and its main risks, as well as fund strategies, please see pages (24-26).

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

THE FUND'S MAIN
INVESTMENT STRATEGY
The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes that offer potential for high total return. The companies in which the Fund invests derive at least 50% of their revenues from or have 50% of their assets in, healthcare related businesses. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology, and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, health care, medicine, and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.

There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Under normal market conditions, the Fund will remain fully invested. Using its global perspective, the Fund's adviser, JPMIM, uses the investment process described below to identify those stocks which in its view have an exceptional return potential.

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITION.

INVESTMENT PROCESS
In managing the fund, J.P. Morgan Investment Management Inc. ("JPMIM"), the Fund's adviser, employs a three-step process that combines research, stock selection and currency management.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in the universe of healthcare stocks are identified.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.

Using research as the basis for investment decisions, portfolio managers construct a portfolio representing companies in the healthcare sector, which in their view have an exceptional return potential relative to other companies in this sector. The adviser's stock selection criteria focus on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), new drug development, conviction in management, the company's product pipeline, and catalysts that may positively affect a stock's performance over the next twelve months.

The Adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to J.P. Morgan's currency specialists to determine the extent and nature of its exposure to various foreign currencies.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in the global stock markets. Fund performance also will depend on the effectiveness of JPMorgan's research and the management team's stock picking decisions. The Fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the Fund.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

In general, international investing involves higher risks than investing in U.S. markets. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could impact market performance. Foreign securities are generally riskier than their domestic counterparts. These risks are higher in emerging markets. You should be prepared to ride out periods of underperformance.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL
- WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- ARE LOOKING FOR THE ADDED REWARDS AND ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE HEALTHCARE SECTOR

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT
- ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE HEALTHCARE SECTOR

THE FUND'S PAST PERFORMANCE
The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

INVESTOR EXPENSES
The estimated expenses of the Fund before and after reimbursement are shown below. The estimated annual Fund expenses after reimbursement are deducted from Fund assets prior to performance calculations.

ANNUAL FUND OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                               SELECT SHARES
 MANAGEMENT FEES                                               1.25
 DISTRIBUTION (RULE 12b-1) FEES                                NONE
 SHAREHOLDER SERVICES FEE                                      0.25
 OTHER EXPENSES(1)                                             0.75
 TOTAL OPERATING EXPENSES(1)                                   2.25
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                       0.75
 NET EXPENSES(2)                                               1.50

(1) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY
    OF NEW YORK WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATING
    TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO SELECT SHARES THROUGH 9/7/04.

EXAMPLE (2) This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you redeem all shares or you hold them

- your investment has a 5% return each year, and

- net expenses for the three years and total operating expenses thereafter.

This example is for comparison only; the actual return of Select Class and your actual cost may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                ------     -------     -------     --------
 YOUR COST($)                   153        474         987         2,397

JPMORGAN FOCUS FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages (24-26).

THE FUND'S OBJECTIVE
The Fund seeks capital growth.

THE FUND'S MAIN
INVESTMENT STRATEGY
Under normal conditions, the Fund invests at least 80% of its total assets in common stocks of established companies which have market capitalizations of more than $1 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The Fund invests primarily in U.S. companies, but may also invest in multinational companies that issue American depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval

INVESTMENT PROCESS
The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), use an active equity management style that is focused on capital growth from a portfolio of timely investment opportunities. The Fund seeks capital appreciation by emphasizing companies with an outstanding record of earnings growth relative to the equity markets, a projected rate of growth greater than or equal to the equity markets, above market average price-earnings ratios and below average dividend yields.

The Fund will seek to invest in the 25 companies identified by the adviser as having the most favorable characteristics through a disciplined investment approach which relies on research intensive fundamental analysis.

Fundamental research typically includes analysis of products and

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

market niches, evaluation of competitors, detailed financial analysis, meetings with company management and interviews with industry analysts. In doing their analysis, the adviser will meet industry concentration limits by investing across a number of sectors. However, they may change sector weightings in response to market developments.

The adviser goes through this process at least monthly to identify what they believe to be the best 25 companies and adjust their holdings as needed. The Fund usually invests approximately equal amounts in each of the 25 companies. However, it may change these weightings and hold assets of more or less than 25 companies. The adviser also uses the process to frequently monitor the Fund's investments.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in Fund. This sections some of the specific risks of investing in Focus Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. They may be affected by political, social and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. Since the Fund invests in a relatively small number of companies, a decrease in the value of any one of its investments can have a large impact on the value of the entire portfolio

[SIDENOTE]
WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL
- WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

THE FUNDS ARE NOT DESIGNED FOR INVESTORS WHO:
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record. The bar chart shows how the performance of the Fund's Select Shares (renamed from Institutional Shares) shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]

                                           YEAR-BY-YEAR RETURNS(1)
PAST PERFORMANCES DOES NOT PREDICT HOW
THIS FUND WILL PERFORM IN THE FUTURE.        1999         14.07%
                                             2000        -25.46%
THE FUND'S YEAR-TO-DATE TOTAL RETURN
AS OF 6/30/01 WAS -16.32%

 BEST QUARTER               24.57%
                 4th quarter, 1999
 WORST QUARTER             -22.77%
                 4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS(%)
For the periods ending December 31, 2000

                                                                  SINCE
                                                                  INCEPTION
                                                    PAST 1 YEAR   (6/30/98)
 SELECT CLASS SHARES                                  -25.46         5.88
 S&P 500 INDEX                                        -9.10          7.60
 LIPPER LARGE-CAP CORE FUNDS INDEX                    -7.37          7.14

(1) THE FUND COMMENCED OPERATIONS ON 6/30/98, AND RETURNS REFLECT PERFORMANCE OF THE FUND'S SELECT SHARES FROM 6/30/98.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


ANNUAL FUND OPERATING EXPENSES(%) (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

                                                               SELECT SHARES
 MANAGEMENT FEE                                                0.40
 DISTRIBUTION (RULE 12b-1) FEES                                NONE
 OTHER EXPENSES(3)                                             1.40
 TOTAL OPERATING EXPENSES                                      1.80
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                       0.80
 NET EXPENSES(4)                                               1.00

(3) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.
(4) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO SELECT CLASS SHARES, ENDING 9/7/02.

EXAMPLE(2) This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you sell all your shares at the end of the period

- your investment has a 5% return each year, and

- net expenses for one year and total operating expenses thereafter.

The example is for comparison only; the actual return of Select Class and your actual cost may be higher or lower

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST($)                   102        488         900         2,050

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Global 50 Fund and the Global Healthcare Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Focus Fund is a series of Mutual Fund Group, a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. ("JPMIM") is the investment adviser and makes the day-to-day investment decisions for the Global 50 and Global Healthcare Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (USA) Inc. ("JPMFAM(USA)") is the investment adviser and makes the day to day investment decisions for the Focus Fund.

JPMIM and JPFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each investment adviser was paid management fees (net of waivers) as a percentage of average net assets as follows:

                           FISCAL
 FUND                      YEAR END       %
 GLOBAL 50 FUND            10/31        1.25

 GLOBAL HEALTHCARE FUND     4/30        1.25

 FOCUS FUND                10/31        0.40

PORTFOLIO MANAGERS
GLOBAL HEATHCARE FUND
The portfolio management team is led by Andrew C. Cormie, managing director, who has been an international equity portfolio manager since 1977 and employed by JPMIM since 1984. Shawn Lytle, vice president, who has been an international equity portfolio manager since 1998 and employed by JPMIM since 1992, and Bertrand Biragnet, vice president, an international portfolio manager since joining JPMIM in 1996. Prior to joining JPMIM, Mr. Biragnet worked at the European Center for Particle Physics in Geneva and T. Hoare & Co. stockbrokers in London.

GLOBAL 50 FUND
The portfolio management team is led by Mr. Cormie and Mr. Lytle.

FOCUS FUND
Henry Lartigue and Jeff Phelps, Portfolio Manager at JPMFAM (USA), are responsible for management of the portfolio. They have been managing the Fund since August 1999 and February 2001, respectively. Mr. Phelps joined JPMFAM
(USA) in 1997. Prior to joining JPMFAM (USA), he was employed by Houston Industries.

THE FUNDS' ADMINISTRATOR
Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (the "Administrator") provides administrative services and oversees each Fund's other service providers and provides Fund officers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan
Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of the Funds held by investors by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund Shares may recieve a different amount for each class.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Fund Distributors Inc. (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Select Class Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange, each day the Funds receive orders. You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782
Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
210 West 10th Street, 8th Floor
Kansas City, MO 64105

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell those shares until 15 calendar days after such shares were purchased.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS
Investors must buy a minimum of $2,500 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion. In addition, the minimum does not apply to investors who are customers of JPMorgan Private Bank.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM
Tell your representative or firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION
CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.
This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in August 2001 or to customers of JPMorgan Chase Private Bank.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:

JPMorgan Funds Service Center
210 West 10th Street, 8th Floor
Kansas City, MO 64105

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Global 50 Fund, Global Healthcare Fund and Focus Fund generally distribute any net investment income at least annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Global 50 Fund, Global Healthcare Fund, and Focus Fund expect that their distributions will consist primarily of capital gains.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
FOREIGN AND OTHER MARKET CONDITIONS
- Each Fund's share price and             - Stocks have generally outperformed      - Under normal circumstances each Fund plans to
  performance will fluctuate in             more stable investments (such as          remain fully invested, with at least 65% in
  response to stock market movements        bonds and cash equivalents) over the      stocks of at least three countries, including
- A Fund could lose money because of        long term                                 the United States; stock investments may
  foreign government actions,             - Foreign investments, which represent      include U.S. and foreign common stocks,
  political instability, or lack of         a major portion of the world's            convertible securities, preferred stocks,
  adequate and/or accurate information      securities, offer attractive              depository receipts (such as ADRs and EDRs),
- Investment risks tend to be higher        potential performance and                 trust or partnership interests, warrants,
  in emerging markets. These markets        opportunities for diversification         rights, and investment company securities
  also present higher liquidity and       - Emerging markets can offer higher       - During severe market downturns, each Fund has
  valuation risks                           returns                                   the option of investing up to 100% of assets
- The Global Healthcare Fund is           - These same stocks could outperform        in investment-grade short-term securities
  non-diversified which means that a        the general market and provide
  relatively high percentage of the         greater returns than more
  Fund's assets may be invested in a        diversified funds
  limited number of issuers;
  therefore, its performance may be
  more vulnerable to changes in the
  market value of a single issuer or a
  group of issuers.
- The Global 50 Fund invests in a
  relatively small number of stocks.
  If these stocks underperform the
  general market, the Fund could
  underperform more diversified funds
- Adverse market conditions may from
  time to time cause each Fund to take
  temporary defensive positions that
  are inconsistent with its principal
  investment strategies and may hinder
  each Fund from achieving its
  investment objective

FOREIGN INVESTMENTS
- Currency exchange rate movements        - Favorable exchange rate involvements    - The Fund actively manages the currency
  could reduce gains or create losses       could generate gains or reduce            exposure of its foreign investments relative
- The Fund could lose money because of      losses                                    to its benchmark, and may hedge back into the
  foreign government actions,             - Foreign investments, which represent      U.S. dollar from time to time (see also
  political instability or lack of          a major portion of the world's            "Derivatives")
  adequate and accurate information         securities, offer attractive
- Investment risks tend to be higher        potential performance and
  in emerging markets. These markets        opportunities for diversification
  also present higher liquidity and       - Emerging markets can offer higher
  valuation risks                           returns

POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
MANAGEMENT CHOICES
- A Fund could underperform its           - A Fund could outperform its             - JPMorgan focuses its active management on
  benchmark due to its securities and       benchmark due to these same choices       securities selection, the area where it
  asset asset allocation choices                                                      believes its commitment to research can most
                                                                                      enhance returns

FOREIGN CURRENCIES
- Currency exchange rate movements        - Favorable exchange rate movements       - The Global 50 Fund actively manages the
  could reduce gains or create losses       could generate gains or reduce            currency exposure of its foreign investments
- Currency risks tend to be higher in       losses                                    and may hedge a portion of its foreign
  emerging markets                                                                    currency exposure into the U.S. dollar or
                                                                                      other currencies which the Advisor deems more
                                                                                      attractive (see also "Derivatives")

SECURITIES LENDING
- When each Fund lends a security,        - Each Fund may enhance income through    - JPMorgan maintains a list of approved
  there is a risk that the loaned           the investment of the collateral          borrowers
  securities may not be returned if         received from the borrower              - Each Fund receives collateral equal to at
  the borrower defaults                                                               least 100% of the current value of securities
- The collateral will be subject to                                                   loaned
  the risks of the securities in which                                              - The lending agents indemnify the Fund against
  it is invested                                                                      borrower default
                                                                                    - JPMorgan's collateral investment guidelines
                                                                                      limit the quality and duration of collateral
                                                                                      investment to minimize losses
                                                                                    - Upon recall, the borrower must return the
                                                                                      securities loaned within the normal settlement
                                                                                      period

DERIVATIVES
- Derivatives such as futures,            - Hedges that correlate well with         - Each Fund uses derivatives, such as futures,
  options, swaps, and forward foreign       underlying positions can reduce or        options, swaps, and forward foreign currency
  currency contracts(1) that are used       eliminate losses at low cost              contracts, for hedging and for risk management
  for hedging the portfolio or            - A Fund could make money and protect       (i.e., to establish or adjust exposure to
  specific securities may not fully         against losses if the investment          particular securities, markets or currencies)
  offset the underlying positions and       analysis proves correct                 - Each Fund only establishes hedges that it
  this could result in losses to a        - Derivatives that involve leverage         expects will be highly correlated with
  Fund that would not have otherwise        could generate substantial gains at       underlying positions
  occurred                                  low cost                                - While each Fund may use derivatives that
- Derivatives used for risk management                                                incidentally involve leverage, it does not use
  may not have the intended effects                                                   them for the specific purpose of leveraging
  and may result in losses or missed                                                  its portfolio
  opportunities
- The counterparty to a derivatives
  contract could default
- Derivatives that involve leverage
  could magnify losses
- Certain types of derivatives involve
  costs to a Fund which can reduce
  returns

POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
ILLIQUID HOLDINGS
- Each Fund could have difficulty         - These holdings may offer more           - The Funds may not invest more than 15% of net
  valuing these holdings precisely          attractive yields or potential            assets in illiquid holdings
- Each Fund could be unable to sell         growth than comparable widely traded    - To maintain adequate liquidity, each Fund may
  these holdings at the time or price       securities                                hold investment-grade short-term securities
  it desired                                                                          (including repurchase agreements and reverse
                                                                                      repurchase agreements) and may borrow from
                                                                                      banks up to 33 1/3% of the value of its total
                                                                                      assets

WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When a Fund buys securities before      - Each Fund can take advantage of         - Each Fund uses segregated accounts to offset
  issue or for delayed delivery, it         attractive transaction opportunities      leverage risk
  could be exposed to leverage risk if
  it does not use segregated accounts

SHORT-TERM TRADING
- Increased trading could raise each      - Each Fund could realize gains in a      - The Funds generally avoid short-term trading,
  Fund's brokerage and related costs        short period of time                      except to take advantage of attractive or
- Increased short-term capital gains      - Each Fund could protect against           unexpected opportunities or to meet demands
  distributions could raise                 losses if a stock is overvalued and       generated by shareholder activity
  shareholders' income tax liability        its value later falls

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help you understand the Fund's financial performance since shares were first offered. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Reports to Shareholders which is incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited, except as noted, by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon is included in the Annual Reports to Shareholders.

JPMORGAN GLOBAL HEALTHCARE FUND

                                                                                           SELECT SHARES
                                                                                    --------------------------
                                                                                        11/1/00
                                                                                        THROUGH      9/29/00*
                                                                                        4/30/01       THROUGH
PER SHARE OPERATING PERFORMANCE                                                     (UNAUDITED)      10/31/00
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $  15.11      $  15.00
   Income from investment operations:
     Net investment income                                                               (0.01)          0.03
     Net gains or losses in securities (both realized and unrealized)                    (1.08)          0.08
                                                                                       --------      ---------
   Total from investment operations                                                      (1.09)          0.11
   Distributions to shareholders from:
     Dividends from net investment income                                                  0.01            --
     Distributions from capital gains                                                        --            --
                                                                                       --------      ---------
     Total dividends and distributions                                                     0.01            --
                                                                                       --------      ---------
Net asset value, end of period                                                         $  14.01      $  15.11

TOTAL RETURN (1)                                                                        (7.22%)         0.73%
                                                                                       ========      =========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                                $35,286       $35,809
RATIOS TO AVERAGE NET ASSETS #:
Expenses                                                                                  1.50%         1.50%
Net investment income                                                                   (0.07%)         1.02%
Expenses without reimbursements                                                           2.37%         4.52%
Net investment income without reimbursements                                            (0.94%)       (2.00%)
Portfolio turnover rate@                                                                    25%            3%

*   Commencement of operations.
(1) Total Return figures do not include the effect of any front-end or deferred sales load.
#   Short periods have been annualized.
^ Due to size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
@   Not annualized

JPMORGAN GLOBAL 50 FUND

                                                                                                  SELECT CLASS
                                                                                    ---------------------------------------
                                                                                        11/1/00
                                                                                        THROUGH           YEAR ENDED
                                                                                        4/30/01      ----------------------
PER SHARE OPERATING PERFORMANCE                                                     (UNAUDITED)      10/31/00      10/31/99
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                  $   18.37      $  18.06      $  13.36
   Income from investment operations:
     Net investment income                                                                 0.05          0.16          0.06
     Net gains or losses in securities (both realized and unrealized)                    (2.39)          0.73          4.64
                                                                                      ---------      --------      --------
     Total from investment operations                                                    (2.34)          0.89          4.70
   Distributions to shareholders from:
     Dividends from net investment income                                                  0.30          0.22            --
     Distributions from capital gains                                                      1.09          0.36            --
                                                                                      ---------      --------      --------
     Total dividends and distributions                                                     1.39          0.58            --
     Net asset value, end of period                                                   $   14.64      $  18.37      $  18.06

TOTAL RETURN (1)                                                                       (13.32%)         4.64%        35.18%
                                                                                      =========      ========      ========
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                                              $ 110,587      $157,736      $101,070
RATIOS TO AVERAGE NET ASSETS #:
Expenses                                                                                  1.50%         1.50%         1.50%
Net investment income                                                                     0.37%         0.57%         0.28%
Expenses without reimbursements                                                           1.85%         1.80%         1.97%
Net investment income without reimbursements                                              0.02%         0.27%       (0.19%)
Portfolio turnover rate@                                                                    70%          101%           84%

(1) Total Return figures do not include the effect of any front-end or deferred sales load.
#   Short periods have been annualized.
^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
@   Not annualized


JPMORGAN FOCUS FUND^^

                                                                                                     SELECT CLASS
                                                                                 --------------------------------------------------
                                                                                    11/01/00
                                                                                     THROUGH        YEAR ENDED            6/30/98*
                                                                                    04/30/01   -----------------------     THROUGH
PER SHARE OPERATING PERFORMANCE                                                  (UNAUDITED)     10/31/00    10/31/99     10/31/98
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                               $   9.98     $  9.86    $   9.40     $  10.00
   Income from investment operations:

     Net investment income                                                            (0.02)      (0.03)       0.03@        0.02
     Net gains or losses in securities (both realized and unrealized)                 (2.76)       0.15        0.45        (0.62)
                                                                                   ---------   ---------   ---------     ---------
     Total from investment operations                                                 (2.78)       0.12        0.48        (0.60)
   Distributions to shareholders from:
     Dividends from net investment income                                                --          --        0.02           --
     Distributions from capital gains                                                    --          --          --           --
                                                                                   ---------   ---------   ---------     ---------
     Total dividends and distributions                                                   --          --        0.02           --
Net asset value, end of period                                                     $   7.20    $   9.98    $   9.86      $  9.40
TOTAL RETURN (1)                                                                      27.86%       1.22%       5.05%       (6.00%)
                                                                                   =========   =========   =========     =========
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in millions)                                         $      0          --+   $     --+     $    --+
RATIOS TO AVERAGE NET ASSETS:#
Expenses                                                                               1.05%       1.00%       1.00%        1.00%
Net investment income                                                                 (0.50%)     (0.44%)      0.33%        0.78%
Expenses without waivers, reimbursements and earnings credits                         51.16%   1,500.37%^   1007.71%^       1.80%
Net investment income without waivers, reimbursements and earnings credits           (50.61%) (1,499.81%)^ (1006.38%)^     (0.02%)
Portfolio turnover rate(2)                                                              111%        124%        173%          33%

*   Commencement of operations.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
(2) Not annualized
^^  Formerly Chase Vista Focus Fund Institutional Class Shares.
#   Short periods have been annualized.
+   Amounts round to less than one million.
^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
For investors who want more information on these Funds, the following documents are available free upon request:

ANNUAL AND SEMI-ANNUAL REPORTS
Contain financial statements, performance data, information on portfolio holdings, and a written analysis of market conditions and fund performance for a Fund's most recently completed fiscal year or half-year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
Provides a fuller technical and legal description of a Fund's policies, investment restrictions, and business structure. This prospectus incorporates each Fund's SAI by reference.

Copies of the current versions of these documents, along with other information about the funds, may be obtained by contacting:

JPMORGAN FUNDS SERVICE CENTER
210 WEST 10TH ST, 8TH FLOOR
KANSAS CITY, MO 64105

TELEPHONE:  1-800-348-4782

Text-only versions of these documents and this prospectus are available at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (for information, call 1-202-942-8090) and may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov. Copies also may be obtained, after paying a duplicating fee, by e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

JPMORGAN FUNDS AND
THE MORGAN TRADITION
The JPMorgan Funds combine a heritage of integrity and financial leadership with comprehensive, sophisticated analysis and management techniques. Drawing on JPMorgan's extensive experience and depth as an investment manager, the JPMorgan mutual funds offer a broad array of distinctive opportunities for mutual fund investors.

JPMORGAN
JPMorgan Series Trust

ADVISOR
JPMorgan Investment Management Inc.
522 Fifth Avenue
New York, NY 10036
1-800-521-5411

           The Trust's investment company and 1933 Act registration numbers are:
                                                         811-07795 and 333-11125
                                                                    RHS-SPEC-701
      EE

                                                      PROSPECTUS SEPTEMBER, 2001
                                      SUBJECT TO COMPLETION, DATED JULY 27, 2001


JPMORGAN FUNDS

THIS PROSPECTUS OFFERS: CLASS A, CLASS B AND CLASS C SHARES

GLOBAL 50 FUND

GLOBAL HEALTHCARE FUND

FOCUS FUND

H&Q IPO & EMERGING COMPANY FUND

H&Q TECHNOLOGY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO] JPMORGAN FLEMING
       Asset Management



[SIDENOTE]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Global 50 Fund                                      1
Global Healthcare Fund                              6
Focus Fund                                         11
H&Q IPO & Emerging Company Fund                    18
H&Q Technology Fund                                27
Funds' Investment Adviser                          33
Global Equity Management Approach                  34
How Your Account Works                             35
Buying Fund Shares                                 37
Selling Fund Shares                                38
Exchanging Fund Shares                             39
Other Information Concerning the Funds             39
Dividends and Distributions                        40
Tax Considerations                                 40
Fund Details                                       42
Shareholder Services                               42
Risk and Reward Elements                           43
Financial Highlights                               46
How to Reach Us                            Back cover

JPMORGAN GLOBAL 50 FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages 21-23.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a concentrated portfolio of global equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in approximately fifty stocks of primarily large and mid-cap companies located throughout the world. Using its global perspective, J.P. Morgan Investment Management, the Fund's adviser Inc. (JPMIM) uses the investment process described below to identify those stocks which in its view have an exceptional return potential.

Under normal conditions, the Fund invests in stocks of at least 3 countries, including the United States, and in a variety of industries; the Fund is not constrained by geographic limits and will not concentrate in any one industry. The Fund may invest in both developed and emerging markets. The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. The Fund may change any of its non-fundamental investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines research, stock selection and currency management.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive opportunities in a universe of 2,500 stock are identified.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential. The adviser produces valuation rankings of issuers with a market capitalization generally greater than $1.5 billion with the help of a variety of models that quantify its research team's findings.

Using research as the basis for investment decisions, portfolio managers construct a concentrated stock portfolio representing companies which in their view have an exceptional return potential relative to other companies. The adviser's stock selection focuses on highly rated undervalued companies which also meet certain other criteria, such as responsiveness to industry themes (e.g. consolidation/restructuring), conviction in management, the company's product positioning, and catalysts that may positively affect a stock's performance over the next twelve months.

The adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITION.

return. The Fund has access to currency specialists to determine the extent and nature of its exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISK

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in global stock markets. Fund performance will also depend on the effectiveness of JPMIM's research and the management team's stock picking decisions.

The Fund may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the Fund. With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

In general, international investing involves higher risks than investing in U.S. markets but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could impact market performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

[SIDENOTE]


INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WITH RESPECT TO GLOBAL HEALTHCARE AND ARE LOOKING FOR THE ADDED REWARDS AND ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE HEALTHCARE SECTOR, WITH RESPECT TO GLOBAL 50, ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- WANT A FUND THAT CONSISTENTLY FOCUSES ON PARTICULAR INDUSTRIES OR
  SECTORS

FUND'S PAST PERFORMANCE

The bar chart and table shown below provide some indication of the risks of investing in Classes A, B and C shares of the Fund because returns reflect the performance of the Fund's Select shares, a separate class of shares of the Fund.

The bar chart indicates some of the risks by showing the performance of the Fund's Select shares from year to year for the last two calendar years.

The table indicates some of the risks by showing how the Fund's average annual returns for the past year and for the life of the Fund compare to those of the MSCI World Index. This is a widely recognized, unmanaged index that measures stock market performance worldwide using the share prices of approximately 1,600 companies listed on stock exchanges in 22 countries.

PAST PERFORMANCE DOES NOT NECESSARILY INDICATE HOW ANY CLASS OF THE FUND WILL PERFORM IN THE FUTURE.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -14.52%.

[CHART]

YEAR-BY-YEAR RETURNS(1),(2)

           1999         45.36%
           2000        -14.35%


BEST QUARTER               24.48%
                4th quarter, 1999

WORST QUARTER              -7.88%

                4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS(%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                    PAST 1 YR.  LIFE OF FUND(1)
 JPMORGAN GLOBAL 50 FUND
 (AFTER EXPENSES)                                     -14.35         8.08

 MSCI WORLD INDEX (NO EXPENSES)                       -13.18         6.74

(1) THE FUND COMMENCED OPERATIONS ON 5/29/98 AND RETURNS REFLECT PERFORMANCE OF THE FUND'S SELECT SHARES FROM 5/31/98. CLASS A, B AND C SHARES WERE FIRST OFFERED ON 4/16/01. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS A, B AND C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF SELECT SHARES OF THE FUND. SELECT SHARES WOULD HAVE SUBSTANTIALLY SIMILAR ANNUAL RETURNS BECAUSE SELECT SHARES ARE INVESTED IN THE SAME PORTFOLIO OF SECURITIES AND THE ANNUAL RETURNS WOULD DIFFER ONLY TO THE EXTENT THAT SELECT SHARES DO NOT HAVE THE SAME EXPENSES. HOWEVER, THE ACTUAL RETURNS OF CLASS A, B AND C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A, B AND C SHARES HAVE HIGHER EXPENSES THAN SELECT SHARES.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES

The expenses of the Fund before and after reimbursement are shown below. The estimated annual Fund expenses after reimbursement are deducted from Fund assets prior to performance calculations.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                CLASS A SHARES  CLASS B SHARES CLASS C SHARES
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*       5.75%           NONE           NONE
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS LOWER
 OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS               NONE            5.00%          1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES(2) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                CLASS A SHARES  CLASS B SHARES CLASS C SHARES
 MANAGEMENT FEES                  1.25%           1.25%          1.25%
 DISTRIBUTION (RULE 12B-1) FEES   0.25%           0.75%          0.75%
 SHAREHOLDER SERVICE FEE          0.25%           0.25%          0.25%
 OTHER EXPENSES(3)                0.47%           0.47%          0.47%
 TOTAL OPERATING EXPENSES         2.22%           2.72%          2.72%
 FEE WAIVER AND EXPENSE
 REIMBURSEMENTS(4)                0.47%           0.47%          0.47%
 NET EXPENSES(4)                  1.75%           2.25%          2.25%

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.75%, 2.25% AND 2.25% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A, B AND C SHARES, RESPECTIVELY, THROUGH 9/17/04.

 EXAMPLE(4) This example helps you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year,

- net expenses for three years and total operating expenses thereafter

- all shares sold at end of each time period.

This example is for comparison only; the Fund's actual return and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $743       $1,094      $1,568      $2,872
 CLASS B SHARES**               $728       $1,003      $1,507      $2,819***
 CLASS C SHARES**               $328       $703        $1,307      $2,941

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES*                $228       $703        $1,307      $2,819
 CLASS C SHARES                 $228       $703        $1,307      $2,941

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE WHEN SHARES ARE SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN GLOBAL HEALTHCARE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and its main risks, as well as fund strategies, please see pages (43-45).

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a worldwide portfolio of equity securities in the healthcare sector.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in equity securities of U.S. and foreign companies of all sizes that offer potential for high total return. The companies in which the Fund invests derive at least 50% of their revenues from or have 50% of their assets in, healthcare related businesses. The Fund will invest primarily in four subsectors: pharmaceuticals, biotechnology, medical technology, and healthcare services. These investments may include, for example, companies principally engaged in: the design, manufacture or sale of products or services used for, or in connection with, health care, medicine, and agricultural chemicals; research and development of pharmaceutical products and services; the manufacture and/or distribution of biotechnological and biomedical products, including devices, instruments and drug delivery systems; and the operation of healthcare facilities.

There are no prescribed limits on the weightings of securities in any particular subsector or in any individual company.

The Fund may invest in securities of companies from any geographical region, but intends to invest primarily in securities of companies in developed markets. The Fund may also invest, to a lesser extent, in emerging markets.

The Fund may invest substantially in securities denominated in foreign currencies and actively seeks to enhance returns through managing currency exposure. To the extent the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund also may hedge from one foreign currency to another, although emerging markets investments are typically unhedged.

Under normal market conditions, the Fund will remain fully invested. Using its global perspective, the Fund's adviser, JPMIM, uses the investment process described below to identify those stocks which in its view have an exceptional return potential.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITION.

INVESTMENT PROCESS

In managing the fund, the adviser employs a three-step process that combines research, stock selection and currency management.

Research findings allow the adviser to rank companies according to their relative value; combined with the adviser's qualitative view, the most attractive investment opportunities in the universe of healthcare stocks are identified.

The adviser takes an in-depth look at company prospects over a relatively long period--often as much as five years--rather than focusing on near-term expectations. This approach is designed to provide insight into a company's growth potential.

Using research as the basis for investment decisions, portfolio managers construct a portfolio representing companies in the healthcare sector, which in their view have an exceptional return potential relative to other companies in this sector. The adviser's stock selection criteria focus on highly rated U.S. and foreign companies which also meet certain other criteria, such as responsiveness to industry themes (e.g., consolidation/restructuring), new drug development, conviction in management, the company's product pipeline, and catalysts that may positively affect a stock's performance over the next twelve months.

The Adviser actively manages the Fund's currency exposure in an effort to manage risk and enhance total return. The Fund has access to J.P. Morgan's currency specialists to determine the extent and nature of its exposure to various foreign currencies.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The value of your investment in the Fund will fluctuate in response to movements in the global stock markets. Fund performance also will depend on the effectiveness of JPMorgan's research and the management team's stock picking decisions. The Fund is non-diversified and may invest in fewer stocks than other global equity funds. This concentration increases the risk and potential of the Fund.

With a concentrated portfolio of securities, it is possible that the Fund could have returns that are significantly more volatile than relevant market indices and other, more diversified mutual funds. Because the Fund holds a relatively small number of securities, a large movement in the price of a stock in the portfolio could have a larger impact on the Fund's share price than would occur if the Fund held more securities.

Because the Fund's investments are concentrated in the healthcare sector, the value of its shares will be affected by factors unique to this sector and may fluctuate more widely than that of a fund which invests in a broad range of industries. Healthcare companies are subject to government regulation and approval of their products and services, which can have a significant effect on their market price. The types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial, and may have a significant impact on the healthcare company's market value and/or share price. Biotechnology and related companies are affected by patent considerations, intense competition, rapid technology change and obsolescence, and regulatory requirements of various federal and state agencies. In addition, many of these companies are relatively small and may trade less frequently and have less publicly available information, may not yet offer products or offer a single product, and may have persistent losses during a new product's transition from development to production or erratic revenue patterns. The stock prices of these companies are very volatile, particularly when their products are up for regulatory approval and/or under regulatory scrutiny.

In general, international investing involves higher risks than investing in U.S. markets. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could impact market performance. Foreign securities are generally riskier than their domestic counterparts. These risks are higher in emerging markets. You should be prepared to ride out periods of underperformance.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- ARE LOOKING FOR THE ADDED REWARDS AND ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE HEALTHCARE SECTOR

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE HEALTHCARE SECTOR

THE FUND'S PAST PERFORMANCE

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

INVESTOR EXPENSES

The estimated expenses of the Fund before and after reimbursement are shown below. The estimated annual Fund expenses after reimbursement are deducted from Fund assets prior to performance calculations.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                  CLASS A SHARES  CLASS B SHARES CLASS C SHARES
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*      5.75%           NONE           NONE
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS LOWER
 OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS              NONE            5.00%          1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES(2) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                  CLASS A SHARES  CLASS B SHARES CLASS C SHARES
 MANAGEMENT FEES                  1.25%           1.25%          1.25%
 DISTRIBUTION (RULE 12B-1) FEES   0.25%           0.75%          0.75%
 SHAREHOLDER SERVICE FEE          0.25%           0.25%          0.25%
 OTHER EXPENSES(1)                0.85%           0.85%          0.85%
 TOTAL OPERATING EXPENSES         2.60%           3.10%          3.10%
 FEE WAIVER AND EXPENSE
 REIMBURSEMENTS(2)                0.85%           0.85%          0.85%
 NET EXPENSES(2)                  1.75%           2.25%          2.25%

(1) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE MOST RECENT FISCAL YEAR.

(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK, AGREES THAT IT OR ONE OF ITS AFFILIATES WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.75%, 2.25% AND 2.25% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A, B, AND C SHARES, RESPECTIVELY, THROUGH 9/7/04.

EXAMPLE (2) This example helps you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year,

- net expenses for three years and total operating expenses thereafter

- all shares sold at end of each time period.

This example is for comparison only; the Fund's actual return and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $743       $1,094      $1,647      $3,148
 CLASS B SHARES**               $728       $1,003      $1,589      $3,101***
 CLASS C SHARES**               $328       $703        $1,389      $3,219

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $228       $703        $1,389      $3,101***
 CLASS C SHARES                 $228       $703        $1,389      $3,219

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE WHEN SHARES ARE SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN FOCUS FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages(43-45)

THE FUND'S OBJECTIVE

The Fund seeks capital growth.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal conditions, the Fund invests at least 80% of its total assets in common stocks of established companies which have market capitalizations of more than $1 billion at the time of purchase. Market capitalization is the total market value of a company's shares. The Fund invests primarily in U.S. companies, but may also invest in multinational companies that issue American depositary receipts.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments. During unusual market conditions, the Fund may invest up to 20% of its total assets in U.S. government obligations.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval

INVESTMENT PROCESS

The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM
(USA)), use an active equity management style that is focused on capital growth from a portfolio of timely investment opportunities. The Fund seeks capital appreciation by emphasizing companies with an outstanding record of earnings growth relative to the equity markets, a projected rate of growth greater than or equal to the equity markets, above market average price-earnings ratios and below average dividend yields.


The Fund will seek to invest in the 25 companies identified by the adviser as having the most favorable characteristics through a disciplined investment approach which relies on research intensive fundamental analysis.

Fundamental research typically includes analysis of products and market niches, evaluation of competitors, detailed financial analysis, meetings with company management and

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

interviews with industry analysts. In doing their analysis, the adviser will meet industry concentration limits by investing across a number of sectors. However, they may change sector weightings in response to market developments.

The adviser goes through this process at least monthly to identify what they believe to be the best 25 companies and adjust their holdings as needed. The Fund usually invests approximately equal amounts in each of the 25 companies. However, it may change these weightings and hold assets of more or less than 25 companies. The adviser also uses the process to frequently monitor the Fund's investments.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in Fund. This sections some of the specific risks of investing in Focus Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. They may be affected by political, social and economic instability.

Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

The Fund's investments may take the form of depositary receipts, including unsponsored depositary receipts. Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Investing a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including situations in which the Fund is investing for temporary defensive purposes, could reduce the Fund's potential return.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities. Since the Fund invests in a relatively small number of companies, a decrease in the value of any one of its investments can have a large impact on the value of the entire portfolio


[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- WANT TO ADD A GLOBAL INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN A RELATIVELY SMALL NUMBER OF STOCKS

THE FUNDS ARE NOT DESIGNED FOR INVESTORS WHO:

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

PAST PERFORMANCES DOES NOT PREDICT HOW ANY CLASS OF THE FUND WILL PERFORM IN THE FUTURE.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -16.43%.

[CHART]


     YEAR-BY-YEAR RETURNS(1),(2)

           1999         13.68%
           2000        -25.72%

BEST QUARTER                24.54%
                 4th quarter, 1999

 WORST QUARTER             -22.83%
                 4th quarter, 2000

(1) THE FUND COMMENCED OPERATIONS ON 6/30/98. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time for periods ended December 31, 2000(1),(3)

                                                                  SINCE
                                                                  INCEPTION
                                                     PAST 1 YEAR  (6/30/98)
 CLASS A (AFTER EXPENSES)                              -29.99       -8.36
 CLASS B (AFTER EXPENSES)                              -29.88       -7.85
 CLASS C (AFTER EXPENSES)                              -26.92       -6.73
 S&P 500 INDEX (NO EXPENSES)                            -9.10        7.60
 LIPPER LARGE-CAP CORE FUNDS INDEX (NO EXPENSES)        -7.37        7.14

(3) THE PERFORMANCE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                  CLASS A SHARES  CLASS B SHARES CLASS C SHARES
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*      5.75%           NONE           NONE
 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS LOWER
 OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS              NONE            5.00%          1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

                                CLASS A SHARES  CLASS B SHARES CLASS C SHARES
 MANAGEMENT FEE                 0.40%           0.40%          0.40%
 DISTRIBUTION (RULE 12B-1) FEES 0.25%           0.75%          0.75%
 OTHER EXPENSES(4)              0.97%           0.97%          0.97%
 TOTAL OPERATING EXPENSES       1.62%           2.12%          2.12%
 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(5)               0.37%           0.27%          0.27%
 NET EXPENSES(5)                1.25%           1.85%          1.85%

(4) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.

(5) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25%, 1.85% AND 1.85% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A, B AND C SHARES, RESPECTIVELY, THROUGH 9/7/02.

EXAMPLES This example helps you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of Classes A, B and C and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $695       $1,023      $1,373      $2,357
 CLASS B SHARES**               $688       $938        $1,314      $2,303***
 CLASS C SHARES**               $288       $638        $1,114      $2,430

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $188       $638        $1,114      $2,303***
 CLASS C SHARES                 $188       $638        $1,114      $2,430

*  ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN H&Q IPO & EMERGING COMPANY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages (43-45)

THE FUND'S OBJECTIVE

The Fund seeks capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

J.P. Morgan H&Q IPO & Emerging Company Fund (J.P. Morgan H&Q IPO Fund) seeks to achieve its goal by investing, under normal market conditions, at least 65% of its assets in a diversified portfolio of common stocks acquired as part of, or within 18 months after, a company's initial public offering and traded on the New York Stock Exchange, American Stock Exchange or NASDAQ National Market. The common stocks of these emerging companies are generally referred to as IPOs.

When Symphony Asset Management, LLC (Symphony), the sub-adviser to the Fund, believes that the number or quality of IPOs available for the Fund investment is inadequate, Symphony intends to invest in futures contracts or participations based on equity indexes, such as the S&P 500(R) Index, Russell 2000(R) Index or Wilshire 4500(R) Index. Symphony may also purchase non-IPO equity securities (including common stocks, preferred stocks, convertible securities and warrants) issued primarily by companies which have capitalizations of $1 billion or less at the time of investment.

The Fund may invest up to 20% of its total assets in foreign securities. It may also invest up to 20% of its total assets in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock.

Although the Fund intends to invest primarily in equity securities, under normal market conditions it may invest up to 20% of its total assets in high quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

During unusual market conditions, the Fund may invest up to 20% of its assets in U.S. Government obligations.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITION.

The J.P. Morgan H&Q IPO Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

Symphony has developed a quantitative model which tracks historical IPO performance. At the time of an initial public offering, Symphony will purchase IPO shares that meet certain minimum quantitative criteria for offering size, issuer market capitalization and lead underwriter, among other factors. Symphony will attempt to purchase these shares directly from the underwriters, at the offering price. If shares cannot be obtained at the offering price, they will be purchased in the secondary market. For a period of up to 18 months after an initial public offering of shares, Symphony will also purchase such IPO shares based upon the above criteria and certain aftermarket criteria, such as analyst ratings, price, performance, valuation relative to the industry and insider activity. IPO shares held by the Fund will be sold based upon similar aftermarket criteria. The Fund normally expects to sell most of its IPO holdings within a year of purchase. When making investment decisions, the Symphony will employ qualitative, as well as quantitative, techniques and will emphasize issuers with growth characteristics.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for in the Fund's portfolio.

UNIQUE NATURE OF IPOS. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs, such as the Fund, can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

SMALL COMPANIES. To the extent the Fund invests in non-IPO equity securities of companies with small capitalizations, it will be subject to certain risks thereof. The value of an investment in the Fund is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

MARKET VOLATILITY. Stock markets will fall periodically. As with any investment whose performance is tied to stock markets, the value of an investment in the Fund will fluctuate, which means that investors could lose money.

POLITICAL AND ECONOMIC FACTORS. Many factors can affect stock market performance. Political and economic news can influence market-wide trends. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on IPOs and, therefore, may have a significant impact on the Fund.

LACK OF QUALITY IPOS. The number or quality of IPOs available for the Fund to purchase may be inadequate for extended periods of time. During such periods, the Fund will not be able to implement its main investment strategy. This could significantly and adversely affect the Fund's investment return.

INDUSTRY CONCENTRATION RISKS. The IPO market tends to favor certain industries from time to time. As a result, the companies in which the Fund invests at any given time may represent a limited number of industries, and the Fund's share price may be subject to greater volatility.

CONTRACTUAL RESTRICTIONS. The Fund may agree to contractual restrictions on its resale of certain IPOs. These restrictions, known as "lock-ups," will typically extend from 30 to 180 days after the initial public offering. During the period of the lock-up, the Fund will not be able to sell these securities and the value of these securities may decline as a result of adverse market movements.

CONFLICT OF INTEREST. The investment adviser may appear to have a conflict of interest when the Fund purchases IPOs from underwriting syndicates in which affiliates of the Fund's investment adviser act as a member or manager. The Fund will not purchase IPOs directly from such affiliates, and the Fund otherwise intends to conduct these purchases in compliance with applicable SEC rules.

PRICING RISK. The Fund may be unable to purchase IPOs at the offering price. The price of IPO shares in the aftermarket may greatly exceed the offering price, making it more difficult for the Fund to realize a profit.

TURNOVER COSTS; CAPITAL GAINS. The Fund normally expects to sell most of its IPO holdings within a year. This turnover of the Fund's portfolio will increase the Fund's transaction costs. Some gains from such sales will also be treated as short-term capital gains. Such capital gains are generally taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund's returns.

REDEMPTIONS. The Fund may have to sell stocks at a loss in order to pay for sales by its shareholders. Sales are more likely to occur when prices of IPO stocks are declining, and prices of IPO stocks may fall more rapidly than those of other securities.

LIMITED OPERATING HISTORY. The Fund has no operating history, and Symphony's model has only been previously implemented by one mutual fund, H&Q IPO & Emerging Company Fund, which has been in operation since October, 1999. The model is based largely on a limited period of past market performance and may fail to anticipate shifts in market dynamics over time.

RELIANCE ON FINANCIAL DATA. Symphony's model relies on market and other data complied from other sources, primarily IPO Edge, a leading provider of IPO information. If this information were to become unavailable or unreliable, the Fund's investment strategy could be disrupted.

FOREIGN INVESTMENTS. Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

CONVERTIBLE SECURITIES. The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Their value also tends to change whenever the market value of the underlying common or preferred stock fluctuates.

OTHER INVESTMENTS. If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. Government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL

- ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN IPOS

THE FUND'S NOT DESIGNED FOR INVESTORS WHO:

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's shares has varied over the past calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

The Fund's inception was in 3/16/01. Performance information prior to that date is based on that of H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities in the fund pursuant to a reorganization in March 2001. The H&Q IPO & Emerging Company Fund began operations on 10/29/99.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

PAST PERFORMANCE DOES NOT PREDICT HOW ANY CLASS OF THE FUND WILL PERFORM IN THE FUTURE.

THE FUND'S YEAR-TO-DATE RETURN AS OF 6/30/01 WAS -18.81%.
YEAR-BY-YEAR RETURNS(1),(2)

[CHART]

2000        -49.12%

BEST QUARTER                13.75%
                 1st Quarter, 2000
WORST QUARTER              -42.32%
                 4th Quarter, 2000


(1) THE FUND COMMENCED OPERATIONS ON 10/28/99. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER.

(2)  THE FUND'S FISCAL YEAR END IS 9/30.

AVERAGE ANNUAL TOTAL RETURNS(%)

Shows performance over time for periods ended December 31, 2000(1)

                                                 PAST 1 YEAR    LIFE OF FUND
 CLASS A (AFTER EXPENSES)                           -52.06        -27.96
 CLASS B (AFTER EXPENSES)                           -52.05        -27.38
 S&P 500 INDEX (NO EXPENSES)                        -9.10         -1.16

THE PERFORMANCE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD. THE PERFORMANCE FOR CLASS B SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD. COMMON SHARES WERE CONVERTED TO CLASS A SHARES IN THE FUND IN MARCH OF 2001.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                           CLASS A SHARES  CLASS B SHARES
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE*               5.75%           NONE

 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS LOWER
 OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS                       NONE            5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                        CLASS A SHARES     CLASS B SHARES
 MANAGEMENT FEE                         0.65%              0.65%
 DISTRIBUTION (RULE 12b-1) FEES         0.30%              1.00%
 SHAREHOLDER SERVICE FEE                NONE               NONE
 OTHER EXPENSES(3)                      0.40%              0.55%
 TOTAL OPERATING EXPENSES               1.35%              2.20%
 FEE WAIVER AND EXPENSE
 REIMBURSEMENTS(4)                      NONE               0.15%
 NET EXPENSES(4)                        1.35%              2.05%

(3)  "OTHER EXPENSES" ARE BASED ON EXPENSES FOR THE MOST RECENT FISCAL YEAR.

(4) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.35% AND 2.05% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A AND B SHARES, RESPECTIVELY, THROUGH 9/7/02.

EXAMPLE (4) This example helps you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of Classes A, B and C and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $705       $978        $1,272      $2,105
 CLASS B SHARES**               $708       $974        $1,366      $2,307***

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $208       $674        $1,166      $2,307***

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN H&Q TECHNOLOGY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages (43-45)

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN
INVESTMENT STRATEGY
The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of technology companies. The Fund will invest in equity securities of companies with various market capitalizations including large, mid and small capitalizations. As a result, at times the Fund may be investing a significant portion of its assets in securities of small and mid-capitalization companies.

Equity securities include common stocks, preferred stocks, securities that are convertible into common stocks and warrants to purchase common stocks.

Technology companies are companies with revenues primarily generated by technology products and services. These include the internet, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors and media and information services.

The Fund may invest up to 20% of its total assets in foreign securities. These investments may take the form of depositary receipts. It may also invest in convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock. Convertible securities are not expected to be a significant portion of the Fund's assets.

From time to time, the Fund may invest in shares of companies through initial public offerings (IPOs), though such investments are not expected to represent a significant portion of the Fund's assets.

The Fund may also invest in high-quality money market instruments and repurchase agreements. To temporarily defend its assets, the Fund may put any amount of its assets in these types of investments.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income or gain. However, investments in derivatives are not expected to represent a significant portion of the Fund's assets.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

The Fund's adviser, J.P. Morgan Fleming Asset Management (USA) Inc., does quantitative analysis and fundamental research in an attempt to identify equities with the best growth potential within the universe of technology securities. Quantitative analysis will include looking at financial ratios as well as historical patterns in growth rates. Fundamental research involves concentrating on "fundamental" information about an issuer, such as the health and growth rate of the company's end-market, long-term profitability trends of its industry, and its competitive position history and management. Accordingly, the advisers may look at growth-oriented factors such as projected earnings and/or revenue growth and improved earnings characteristics. The advisers will also seek to identify companies whose products are targeted to markets which the advisers expect to grow at a high rate such as the communications and internet-related sectors. The advisers' research will include discussions with company management and other industry participants to determine the quality of individual companies' services and products relative to its competitors.

In determining whether to sell a stock, the advisers will use the same type of analysis that they use in buying a stock in order to determine if the stock is still an attractive investment opportunity.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. This section describes some specific risks of investing in the Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in the stock market as well as the performance of companies selected for the Fund's portfolio.

The Fund's focus on stocks in the technology sector makes it more susceptible to factors affecting that sector. Investing in technology companies exposes the Fund to special risks. For example, rapid advances in technology might cause existing products to become obsolete or have relatively short product cycles, and the Fund's returns could suffer to the extent it holds an affected company's shares. Competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Fund's portfolio. Additionally, technology companies are dependent upon consumer and business acceptance as new technologies evolve. Companies in a number of technology industries are also subject to more governmental regulations and approval processes than many other industries. Changes in governmental policies, such as telephone and cable regulations and antitrust enforcement, may have a material effect on the products and services of technology companies. In addition, the rate of technological change often requires extensive and sustained investment in research and development. Some technology companies, particularly internet-related companies, may trade at prices that do not reflect traditional valuation methods. All these factors may affect a company's overall profitability and cause its stock price to be more volatile.

The Fund may not achieve its objective if companies that the adviser believes will experience earnings growth do not grow as expected.

The securities of mid-capitalization and small-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization and small-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group. As a result, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests primarily in larger companies.

Investments in foreign securities may be riskier than investments in the U.S. Because foreign securities are usually denominated in foreign currencies, the value of the Fund's portfolio may be influenced by currency exchange rates and exchange control regulations. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

IPOs and companies that have recently gone public have the potential to produce substantial gains for the fund. However, there is no assurance that the fund will have access to profitable IPOs. Furthermore, stocks of some newly public companies may decline shortly after the initial public offering. The securities of companies that have recently gone public may trade less frequently and in smaller volumes than securities of more established companies.

The market value of convertible securities tends to decline as interest rates increase, and increase as interest rates decline. Although the value of a convertible security may not exactly track that of its underlying common or preferred stock, its value does tend to change whenever the market value of underlying common or preferred stock fluctuates.

If the Fund invests a substantial portion of its assets in money market instruments, repurchase agreements and U.S. government debt, including where the Fund is investing for temporary defensive purposes, it could reduce the Fund's potential return.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It will invest a greater percentage of its assets in technology companies than a diversified fund would. In addition, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing securities.

The Fund may have to sell stocks at a loss in order to fund shareholder redemptions. Redemptions are more likely to occur when prices of technology companies are declining, and prices of these securities may fall more rapidly than those of other securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE WILLING TO ACCEPT THE ADDED RISKS OF A FUND THAT INVESTS IN THE TECHNOLOGY SECTOR

THE FUNDS ARE NOT DESIGNED FOR INVESTORS WHO:

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

- ARE UNCOMFORTABLE WITH THE FUND'S FOCUS ON THE TECHNOLOGY SECTOR

THE FUND'S PAST PERFORMANCE

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                                CLASS A SHARES  CLASS B SHARES  CLASS C SHARES
 MAXIMUM SALES CHARGE (LOAD)
 WHEN YOU BUY SHARES, SHOWN
 AS % OF THE OFFERING PRICE     5.75%           NONE            NONE

 MAXIMUM DEFERRED SALES
 CHARGE (LOAD) SHOWN AS LOWER
 OF ORIGINAL PURCHASE PRICE OR
 REDEMPTION PROCEEDS            NONE            5.00%           1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                CLASS A SHARES  CLASS B SHARES CLASS C SHARES
 MANAGEMENT FEE                 0.75%           0.75%          0.75%
 DISTRIBUTION (RULE 12b-1) FEE  0.25%           0.75%          0.75%
 SHAREHOLDER SERVICE FEE        0.25%           0.25%          0.25%
 OTHER EXPENSES(1)              3.00%           3.00%          3.00%
 TOTAL ANNUAL FUND
 OPERATING EXPENSES             4.25%           4.75%          4.75%
 FEE WAIVER AND EXPENSE
 REIMBURSEMENT (2)              2.40%           2.40%          2.40%
 NET EXPENSES (2)               1.85%           2.35%          2.35%

(1)  "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE CURRENT FISCAL YEAR.

(2) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.85%, 2.35% AND 2.35% OF THE FUND'S AVERAGE DAILY NET ASSETS WITH RESPECT TO CLASS A, B AND C SHARES, RESPECTIVELY, THROUGH 9/7/02.

EXAMPLE(2) This example helps you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of Classes A, B and C and your actual cost may be higher or lower. IF YOU SELL YOUR SHARES YOUR COST WOULD
BE:

                               1 YEAR      3 YEARS      5 YEARS    10 YEARS
 CLASS A SHARES *              $752        $1,585       $2,430     $4,599
 CLASS B SHARES **             $738        $1,516       $2,398     $4,576
 CLASS C SHARES **             $338        $1,216       $2,198     $4,676

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR      3 YEARS      5 YEARS    10 YEARS
 CLASS B SHARES                $238        $1,216       $2,198     $4,576
 CLASS C SHARES                $238        $1,216       $2,198     $4,676

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Global 50 Fund and the Global Healthcare Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Focus Fund and H&Q Technology Fund are series of Mutual Fund Group, a Massachusetts business trust. The
H&Q IPO & Emerging Company Fund is a series of Mutual Fund Investment trust, also a Massachusetts business trust. The trusts are all governed by the same trustees. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER

J.P. Morgan Investment Management Inc. ("JPMIM") is the investment adviser and makes the day-to-day investment decisions for the Global 50 and Global Healthcare Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036.

J.P. Morgan Fleming Asset Management (USA) Inc. ("JPFAM (USA)") is the investment adviser and makes the day to day investment decisions for the Focus, H&Q Technology and H&Q IPO & Emerging Company Funds.

JPMIM and JPFAM (USA) are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

Symphony is the sub-adviser to the H&Q IPO and Emerging Company Fund. Symphony is located at 555 California Street, Suite 2975, San Francisco, California 94104.

During the most recent fiscal year, each investment adviser was paid management fees (net of waivers) as a percentage of average net assets as follows:

                         FISCAL
 FUND                    YEAR END    %
 GLOBAL 50 FUND          10/31     1.25
 GLOBAL HEALTHCARE FUND   4/30     1.25
 FOCUS FUND               5/31     0.40
 H&Q IPO AND EMERGING
 COMPANY FUND            11/30     0.65
 H&Q TECHNOLOGY FUND      5/31     0.75

PORTFOLIO MANAGERS

GLOBAL HEATHCARE FUND

The portfolio management team is led by Andrew C. Cormie, managing director, who has been an international equity portfolio manager since 1977 and employed by JPMIM since 1984. Shawn Lytle, vice president, who has been an international equity portfolio manager since 1998 and employed by JPMIM since 1992, and Bertrand Biragnet, vice president, an international portfolio manager since joining JPMIM in 1996. Prior to joining JPMIM, Mr. Biragnet worked at the European Center for Particle Physics in Geneva and
T. Hoare & Co. stockbrokers in London.

GLOBAL 50 FUND

The portfolio management team is led by Mr. Cormie and Mr. Lytle.

FOCUS FUND

Henry Lartigue and Jeff Phelps, Portfolio Manager at JPMFAM (USA), are responsible for management of the portfolio. They have been managing the Fund since August 1999 and February 2001, respectively. Mr. Phelps joined JPMFAM (USA) in 1997. Prior to joining JPMFAM (USA), he was employed by Houston Industries.

H&Q IPO AND EMERGING COMPANY FUND

Ross Sakamato, who has been a portfolio manager at Symphony since 1996, is responsible for H&Q IPO & Emerging Company Fund's day-to-day management. Prior to 1996, he was a Principal in the Investment Strategies Group of Barclays Global Investors and its predecessors.

H&Q TECHNOLOGY FUND

Portfolio Manager T. Gary Liberman, Senior Vice President, is responsible for management of the Fund's portfolio. Mr. Liberman joined JPMFAM (USA) in 1995 as a small cap technology analyst. He has been portfolio manager of the Fleming US Technology Fund since its inception in December 1997. Prior to joining Fleming, Mr. Liberman worked for Salomon Brothers Asset Management as a large-cap technology analyst. Before his career in investments, Mr. Liberman worked for Arthur Andersen & Co. as a public accountant. Mr. Liberman received a BS in Accounting from the University of Maryland in 1990 and an MBA in Finance from New York University in 1993.

THE FUNDS' ADMINISTRATOR

Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (the "Administrator") provides administrative services and oversees each Fund's other service providers and provides Fund officers. The Administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services:

0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class B and Class C Shares of the Funds held by investors by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Fund Distributors, Inc. (JPMFD) is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan. Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares and up to 0.75% of the average daily net assets attributed to Class B shares and Class C shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

Each Fund may issue multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You must pay a sales charge to buy Class A, B or C shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

You may purchase Class A, Class B or Class C shares in each Fund described in the prospectus.

Different charges are associated with each class of shares:

- If you choose to invest in Class A shares, you must pay a sales charge when you invest.

- If you choose to invest in Class B shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the sales charge decreases as your investment increases. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.

 TOTAL SALES CHARGE

                       AS % OF THE   AS %
                       OFFERING      OF NET
 AMOUNT OF             PRICE         AMOUNT
 INVESTMENT            PER SHARE     INVESTED


 LESS THAN $100,000             5.75%        6.10%
 $100,000 BUT UNDER $250,000    3.75%        3.90%
 $250,000 BUT UNDER $500,000    2.50%        2.56%
 $500,000 BUT UNDER $1 MILLION  2.00%        2.04%



There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.

 YEAR      DEFERRED SALES CHARGE
 1         5%
 2         4%
 3         3%
 4         3%
 5         2%
 6         1%
 7         NONE
 8         NONE


We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or current value of the shares. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first.

Like Class B shares, Class C shares have higher combined distribution and service fees. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

Class C shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual Fund Operating Expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you

BUYING FUND SHARES
You can buy shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
210 West 10th Street, 8th floor
Kansas City, MO 64105-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. There's more on the Systematic Investment Plan later in this document.

Whether you choose Class A, B or C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET
 FUND INFORMATION, CALL:
 THE JPMORGAN FUNDS SERVICE CENTER
 1-800-348-4782

 TYPE OF          INITIAL           ADDITIONAL
 ACCOUNT          INVESTMENT        INVESTMENTS

 REGULAR ACCOUNT  $2,500            $100
 SYSTEMATIC
 INVESTMENT PLAN  $1,000            $100
 IRAS             $1,000            $100
 SEP-IRAS         $1,000            $100
 EDUCATION IRAS   $500              $100

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
210 West 10th Street, 8th Floor
Kansas City, MO 64105-9392

THROUGH A SYSTEMATIC WITHDRAW PLAN

You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative which Funds you want to exchange from and to.
He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange money from one JPMorgan account to another of the same class. Call the JPMorgan Funds Service Center for details.

If you exchange Class B shares of a Fund for Class B shares of another JPMorgan Fund, or Class C shares for Class C shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION
CONCERNING THE FUNDS

We may close your account if the balance falls below $500 because you have sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 day's notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:
JPMorgan Funds Service Center,
210 West 10th Street, 8th floor
Kansas City, MO 64105-9392

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Funds held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, B and C shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

The advisers and its affiliates and the Funds and their affiliates, agents and subagents may share information about shareholders and their accounts with each other and with others unless this sharing is prohibited by contract. The information can be used for a variety of purposes, including offering investment and insurance products to shareholders.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Funds typically pay income dividends once a year. Capital gains, if any are distributed once a year by the Funds. However the Funds may decide to make more or less in a given year.

You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares: or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

Investment income received by the Global Healthcare and Global 50 Funds from sources in foreign jurisdictions may have taxes withheld at the source. Since it is anticipated that more than 50% of such Fund's assets at the close of its taxable year will be in securities of foreign corporations, such Fund may elect to "pass through" to its shareholders the foreign taxes that it paid.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES

SYSTEMATIC INVESTMENT PLAN

You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAW PLAN

You can make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service.

FREE EXCHANGE PRIVILEGE

You can exchange money between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B shares or Class C shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A shares without a sales charge. You must buy the Class A shares within 90 days of selling the Class B or Class C shares.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS                            POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD

FOREIGN AND OTHER MARKET CONDITIONS
- Each Fund's share price and              - Stocks have generally outperformed         - Under normal circumstances each
  performance will fluctuate in              more stable investments (such as             Fund plans to remain fully
  response to stock market                   bonds and cash equivalents) over             invested, with at least 65% in
  movements                                  the long term                                stocks of at least three
                                                                                          countries, including the United
- A Fund could lose money because          - Foreign investments, which                   States; stock investments may
  of foreign government actions,             represent a major portion of                 include U.S. and foreign common
  political instability, or lack             the world's securities, offer                stocks, convertible securities,
  of adequate and/or accurate                attractive potential                         preferred stocks, depository
  information                                performance and opportunities                receipts (such as ADRs and
                                             for diversification                          EDRs), trust or partnership
- Investment risks tend to be                                                             interests, warrants, rights,
  higher in emerging markets.              - Emerging markets can offer higher            and investment company
  These markets also present                 returns                                      securities
  higher liquidity and valuation
  risks                                    - These same stocks could                    - During severe market downturns,
                                             outperform the general market and            each Fund has the option of
- The Global Healthcare Fund, the            provide greater returns than more            investing up to 100% of assets in
  Focus Fund and the H&Q                     diversified funds                            high quality short-term securities
  Technology Fund are
  non-diversified which means
  that a relatively high
  percentage of the Fund's assets
  may be invested in a limited
  number of issuers; therefore,
  its performance may be more
  vulnerable to changes in the
  market value of a single issuer
  or a group of issuers.

- The Global 50 Fund and the Focus
  Fund invest in a relatively
  small number of stocks. If
  these stocks underperform the
  general market, the Fund could
  underperform more diversified
  funds

- Adverse market conditions may
  from time to time cause each
  Fund to take temporary
  defensive positions that are
  inconsistent with its principal
  investment strategies and may
  hinder each Fund from achieving
  its investment objective

FOREIGN INVESTMENTS

- Currency exchange rate movements         - Favorable exchange rate                    - The Fund actively manages the
  could reduce gains or create               involvements could generate                  currency exposure of its
  losses                                     gains or reduce losses                       foreign investments relative to
                                                                                          its benchmark, and may hedge
- The Fund could lose money                - Foreign investments, which                   back into the U.S. dollar from
  because of foreign government              represent a major portion of                 time to time (see also
  actions, political instability             the world's securities, offer                "Derivatives")
  or lack of adequate and                    attractive potential
  accurate information                       performance and opportunities
                                             for diversification
- Investment risks tend to be higher
  in emerging markets. These markets       - Emerging markets can offer
  also present higher liquidity and          higher returns
  valuation risks

POTENTIAL RISKS                            POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD

MANAGEMENT CHOICES
- A Fund could underperform its            - A Fund could outperform its                 - The advisers focus their active
  benchmark due to its securities            benchmark due to these same                   management on securities
  and asset asset allocation                 choices                                       selection, the area where it
  choices                                                                                  believes its commitment to
                                                                                           research can most enhance
                                                                                           returns

FOREIGN CURRENCIES

- Currency exchange rate movements         - Favorable exchange rate movements          - The Global 50 Fund actively
  could reduce gains or create losses        could generate gains or reduce               manages the currency exposure
                                             losses                                       of its foreign investments and
- Currency risks tend to be higher in                                                     may hedge a portion of its
  emerging markets                                                                        foreign currency exposure into
                                                                                          the U.S. dollar or other
                                                                                          currencies which the Advisor
                                                                                          deems more attractive (see also
                                                                                          "Derivatives")

SECURITIES LENDING

- When each Fund lends a security,         - Each Fund may enhance income               - The advisers maintain a list of
  there is a risk that the loaned            through the investment of the                approved borrowers
  securities may not be returned if          collateral received from the
  the borrower defaults                      borrower
                                                                                        - Each Fund receives collateral
- The collateral will be subject                                                          equal to at least 100% of the
  to the risks of the securities                                                          current value of securities
  in which it is invested                                                                 loaned

                                                                                        - The lending agents indemnify the
                                                                                          Fund against borrower default

                                                                                        - The adviser's collateral
                                                                                          investment guidelines limit the
                                                                                          quality and duration of collateral
                                                                                          investment to minimize losses

                                                                                        - Upon recall, the borrower must
                                                                                          return the securities loaned
                                                                                          within the normal settlement
                                                                                          period

DERIVATIVES

- Derivatives such as futures,             - Hedges that correlate well with            - Each Fund uses derivatives, such
  options, swaps, and forward                underlying positions can reduce              as futures, options, swaps, and
  foreign currency contracts(1)              or eliminate losses at low cost              forward foreign currency
  that are used for hedging the                                                           contracts, for hedging and for
  portfolio or specific                                                                   risk management (i.e., to
  securities may not fully offset          - A Fund could make money and                  establish or adjust exposure to
  the underlying positions and               protect against losses if the                particular securities, markets
  this could result in losses to             investment analysis proves                   or currencies) The Focus Fund,
  a Fund that would not have                 correct                                      the H&Q IPO & Emerging Company
  otherwise occurred                                                                      Fund and the H&Q Technology
                                           - Derivatives that involve leverage            Fund also use derivatives to
- Derivatives used for risk                  could generate substantial gains             increase the Funds' income
  management may not have the                at low cost
  intended effects and may                                                              - Each Fund only establishes
  result in losses or missed                                                              hedges that it expects will be
  opportunities                                                                           highly correlated with underlying
                                                                                          positions
- The counterparty to a derivatives
  contract could default                                                                - While each Fund may use
                                                                                          derivatives that incidentally
- Derivatives that involve leverage                                                       involve leverage, it does not
  could magnify losses                                                                    use them for the specific
                                                                                          purpose of leveraging its
- Certain types of derivatives                                                            portfolio
  involve costs to a Fund which
  can reduce returns

POTENTIAL RISKS                            POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD

ILLIQUID HOLDINGS

- Each Fund could have difficulty          - These holdings may offer more              - The Funds may not invest more
  valuing these holdings precisely           attractive yields or potential               than 15% of net assets in
                                             growth than comparable widely                illiquid holdings
- Each Fund could be unable to               traded securities
  sell these holdings at the time                                                       - To maintain adequate liquidity,
  or price it desired                                                                     each Fund may hold
                                                                                          investment-grade short-term
                                                                                          securities (including
                                                                                          repurchase agreements and
                                                                                          reverse repurchase agreements)
                                                                                          and may borrow from banks up to
                                                                                          33 1/3% of the value of its
                                                                                          total assets


WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

- When a Fund buys securities              - Each Fund can take advantage               - Each Fund uses segregates liquid
  before issue or for delayed                of attractive transaction                    assets to offset leverage risk
  delivery, it could be exposed              opportunities
  to leverage risk if it does not
  segregate liquid assets

SHORT-TERM TRADING

- Increased trading could raise            - Each Fund could realize gains              - The Funds generally avoid
  each Fund's brokerage and                  in a short period of time                    short-term trading, except to
  related costs                                                                           take advantage of attractive or
                                           - Each Fund could protect against              unexpected opportunities or to
- Increased short-term capital               losses if a stock is overvalued              meet demands generated by
  gains distributions could                  and its value later falls                    shareholder activity
  raise shareholders' income
  tax liability

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Fund's financial performance since shares were first offered. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The table set forth below provides selected per share data and ratios for one Class A share, one Class B share and one Class C share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual Report to Shareholders which are incorporated by reference into the SAI. Shareholders may obtain a copy of these annual reports by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited except as noted, by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

JPMORGAN GLOBAL 50 FUND^

                                                                                   CLASS A           CLASS B           CLASS C
                                                                               --------------------------------------------------
                                                                                 4/16/01**         4/16/01**            4/16/01**
                                                                                   THROUGH           THROUGH              THROUGH
                                                                                   4/30/01           4/30/01              4/30/01
PER SHARE OPERATING PERFORMANCE                                                (UNAUDITED)       (UNAUDITED)          (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                $14.09            $14.09               $14.09
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                              --                --                   --

     Net gains or losses in securities (both realized and unrealized)                 0.54              0.54                 0.54
                                                                                ----------        ----------           ----------

     Total from investment operations                                                 0.54              0.54                 0.54

   Distributions to shareholders from:

     Dividends from net investment income                                               --                --                   --

     Distributions from capital gains                                                   --                --                   --
                                                                                ----------        ----------           ----------

     Total dividends and distributions                                                  --                --                   --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                      $14.63            $14.63               $14.63
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                     3.83%             3.83%                3.83%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                               $11               $11                  $11
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS #:
---------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                             1.75%             2.25%                2.25%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                0.75%             0.25%                0.25%
---------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursements                                                  145.09%^^         145.61%^^            145.61%^^
---------------------------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements                                   (142.59%)^^       (143.11%)^^          (143.11%)^^
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                                                               70%               70%                  70%
---------------------------------------------------------------------------------------------------------------------------------

**   Commencement of offering of class of shares.
(1) Total Return figures do not include the effect of any front-end or deferred sales load.
 #   Short periods have been annualized.
^^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
 ^   Formerly J.P. Morgan Global 50 Fund
 *   Not annualized.

JPMORGAN GLOBAL HEALTHCARE FUND^

                                                                               CLASS A                CLASS B            CLASS C
                                                                             ----------------------------------------------------
                                                                              4/16/01**              4/16/01**          4/16/01**
                                                                                THROUGH                 THROUGH           THROUGH
                                                                                4/30/01                 4/30/01           4/30/01
PER SHARE OPERATING PERFORMANCE                                             (UNAUDITED)             (UNAUDITED)       (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period                                             $13.64                  $13.64            $13.64
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                       (0.01)                  (0.01)            (0.01)

     Net gains or losses in securities (both realized and unrealized)              0.37                    0.37              0.37
                                                                             ----------              ----------        ----------

     Total from investment operations                                              0.36                    0.36              0.36

   Distributions to shareholders from:

     Dividends from net investment income                                            --                      --                --

     Distributions from capital gains                                                --                      --                --
                                                                             ----------              ----------        ----------

     Total dividends and distributions                                               --                      --                --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $14.00                  $14.00            $14.00
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                  2.64%                   2.64%             2.64%
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                            $10                     $10               $10
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS #:
---------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.75%                   2.25%             2.25%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                           (1.22%)                 (1.72%)           (1.72%)
---------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursements                                               148.06%^^               148.58%^^         148.58%^^
---------------------------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements                                (146.63%)^^             (148.05%)^^       (148.05%)^^
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                                                            25%                     25%               25%
---------------------------------------------------------------------------------------------------------------------------------

 *  Commencement of operations.
**  Commencement of offering of class of shares.
(1) Total Return figures do not include the effect of any front-end or deferred sales load.
#   Short periods have been annualized.
^^ Due to size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
^   Formerly J.P. Morgan Global Healthcare Fund
*   Not annualized.

JPMORGAN FOCUS FUND^


                                                                  CLASS A                                    CLASS B
                                             ---------------------------------------------------------------------------------------
                                                11/01/00                                   11/01/00
                                                 THROUGH      YEAR      YEAR   6/30/98*     THROUGH       YEAR       YEAR  6/30/98*
                                                 4/30/01     ENDED     ENDED   THROUGH      4/30/01      ENDED      ENDED   THROUGH
PER SHARE OPERATING PERFORMANCE              (UNAUDITED)  10/31/00  10/31/99  10/31/98  (UNAUDITED)   10/31/00   10/31/99  10/31/98
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period               $9.92     $9.83     $9.40    $10.00        $9.79      $9.77      $9.38    $10.00
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                        (0.06)    (0.08)     0.01@      0.01       (0.10)     (0.12)    (0.05)@       --

     Net gains or losses in securities
        (both realized and unrealized)            (2.72)      0.17      0.43    (0.61)       (2.66)       0.14       0.44    (0.62)
                                                 ------     ------    ------   ------       ------      ------     ------   ------

     Total from investment operations             (2.78)      0.09      0.44    (0.60)       (2.76)       0.02       0.39    (0.62)

   Distributions to shareholders from:

     Dividends from net investment income            --         --      0.01        --           --         --          --      --

     Distributions from capital gains                --         --        --        --           --         --          --      --
                                                 ------     ------    ------    ------       ------     ------      ------  ------

     Total dividends and distributions               --         --      0.01        --           --         --          --      --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $7.14      $9.92     $9.83     $9.40        $7.03      $9.79      $9.77     $9.38
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                 28.02%      0.92%     4.67%   (6.00%)       28.19%      0.20%      4.16%   (6.20%)
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)             $10        $20       $17       $18          $16        $28        $22       $18
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------------
Expenses                                          1.25%      1.25%     1.25%     1.25%        1.85%      1.85%      1.84%     1.85%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                           (0.70%)    (0.69%)     0.07%     0.48%      (1.30%)    (1.29%)    (0.51%)   (0.15%)
-----------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements
  and earnings credits                            1.64%      1.70%     1.81%     2.05%        2.14%      2.20%      2.30%     2.54%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers,
  reimbursements and earnings credits           (1.09%)    (1.14%)   (0.49%)   (0.32%)      (1.59%)    (1.64%)    (0.97%)   (0.84%)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                           111%       124%      173%       33%         111%       124%       173%       33%
-----------------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
@    Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
^    Formerly Chase Vista Focus Fund
#    Short periods have been annualized.
*    Not annualized.

                                                                                                 CLASS C
                                                                            --------------------------------------------------------
                                                                               11/01/00
                                                                                THROUGH        YEAR        YEAR    6/30/98*
                                                                                4/30/01       ENDED       ENDED     THROUGH
PER SHARE OPERATING PERFORMANCE                                             (UNAUDITED)    10/31/00    10/31/99    10/31/98
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $9.79       $9.76       $9.38      $10.00
---------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment income                                                       (0.08)      (0.14)     (0.05)@          --

     Net gains or losses in securities (both realized and unrealized)            (2.68)        0.17        0.43      (0.62)
                                                                                -------     -------     -------     -------

     Total from investment operations                                            (2.76)        0.03        0.38      (0.62)

   Distributions to shareholders from:

     Dividends from net investment income                                           --           --          --          --

     Distributions from capital gains                                               --           --          --          --
                                                                                -------     -------     -------     -------

     Total dividends and distributions                                              --           --          --          --
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $7.03       $9.79       $9.76       $9.38
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                 28.19%       0.31%       4.05%     (6.20%)
---------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                              $5          $7          $7          $4
---------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------
Expenses                                                                          1.85%       1.85%       1.84%       1.85%
---------------------------------------------------------------------------------------------------------------------------
Net investment income                                                           (1.30%)     (1.29%)     (0.55%)     (0.14%)
---------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                     2.14%       2.20%       2.29%       2.55%
---------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits      (1.59%)     (1.64%)     (1.00%)     (0.84%)
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                                                           111%        124%        173%         33%
---------------------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
@    Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
#    Short periods have been annualized.
+    Amounts round to less than one million.
^^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.
^    Formerly Chase Vista Focus Fund
*    Not annualized.

JPMORGAN H&Q IPO & EMERGING COMPANY FUND

                                                                            CLASS A                         CLASS B
                                                                 ------------------------------------------------------------
                                                                    10/01/00                       10/01/00
                                                                     THROUGH     10/29/99**          THROUGH       10/29/99**
                                                                     3/31/01        THROUGH          3/31/01          THROUGH
PER SHARE OPERATING PERFORMANCE:                                 (UNAUDITED)        9/30/00      (UNAUDITED)          9/30/00
-----------------------------------------------------------------------------------------------------------------------------
Net asset value--beginning of period                                  $12.51         $10.00           $12.43           $10.00
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:

     Net investment loss                                               (.03)          (.09)            (.06)            (.17)

     Realized and unrealized gain (loss) on investments--net          (7.03)           2.60           (6.97)             2.60
                                                                   ---------      ---------        ---------        ---------

     Total from investment operations                                 (7.06)           2.51           (7.03)             2.43

   Less distributions:

     Distributions from net investment income*                            --             --               --               --

     Distributions from capital gains                                  (.16)            --*            (.16)              --*
                                                                   ---------      ---------        ---------        ---------

     Total distributions                                               (.16)             --            (.16)               --
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                         $5.29         $12.51           $ 5.24           $12.43
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                     (56.77%)         25.12%         (56.91%)           24.31%
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
Expenses--net                                                          1.36%          1.16%            2.01%            1.86%
-----------------------------------------------------------------------------------------------------------------------------
Expenses before waiver                                                 1.36%          1.20%            2.01%            1.91%
-----------------------------------------------------------------------------------------------------------------------------
Investment loss--net                                                  (.55%)         (.68%)          (1.21%)          (1.38%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                               62.27%        146.63%           62.27%          146.63%
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of the period (000's)                               $136,882        $33,375         $  7,893        $  24,854
-----------------------------------------------------------------------------------------------------------------------------

**   Commencement of operations.
(1) Total return figures do not include the effect of any front end sales load (not annualized).
#    Annualized.
*    Amounts are less than $.01 per share.

JPMORGAN H&Q TECHNOLOGY FUND^

                                                                        CLASS A              CLASS B                  CLASS C
                                                              ----------------------------------------------------------------------
                                                                 11/01/00               11/01/00                11/01/00
                                                                  THROUGH  9/20/00*      THROUGH   9/20/00*      THROUGH   9/20/00*
                                                                  4/30/01   THROUGH      4/30/01    THROUGH      4/30/01    THROUGH
PER SHARE OPERATING PERFORMANCE:                              (UNAUDITED)  10/31/00  (UNAUDITED)   10/31/00  (UNAUDITED)   10/31/00
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                $8.17    $10.00        $8.16     $10.00        $8.17     $10.00
-----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment loss                                           (0.04)        --       (0.05)     (0.01)       (0.05)     (0.01)
     Net losses on investments (both realized and unrealized)      (4.85)    (1.83)       (4.84)     (1.83)       (4.85)     (1.82)
                                                                 -------   -------      -------    -------      -------    -------
     Total from investment operations                              (4.89)    (1.83)       (4.89)     (1.84)       (4.90)     (1.83)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $3.28     $8.17        $3.27      $8.16        $3.27      $8.17
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                 (59.85%)  (18.30%)     (59.93%)   (18.40%)     (59.98%)   (18.30%)
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                   $7        $6           $2         $5           $1         $1
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------------
Expenses                                                            1.85%     1.83%        2.36%      2.33%        2.35%      2.34%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                             (1.61%)   (0.71%)      (2.11%)    (1.21%)      (2.11%)    (1.22%)
-----------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements                            3.27%     3.22%        3.77%      3.72%        3.77%      3.73%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements          (3.03%)   (2.10%)      (3.52%)    (2.60%)      (3.53%)    (2.61%)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate*                                              27%        0%          27%         0%          27%         0%
-----------------------------------------------------------------------------------------------------------------------------------

*     Commencement of operations.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
^     Formerly Chase Fleming H&Q Technology Fund.
#     Short periods have been annualized.
*     Not annualized.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105-9392

If you buy your shares through an institution, contact that institution directly for more information. You can also find information online at www.JPMorganFunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File Nos. are as follows:

Global 50 and Global
Healthcare Funds...........811-07795
Focus Fund..................811-5151
H&Q IPO & Emerging
Company Fund................811-5526
H&Q Technology Fund.........811-5151



                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039



           (C) 2001 JPMorgan Chase & Co. All Rights Reserved March 2001

                                                                        rhp 5026

                                        PROSPECTUS SEPTEMBER ___, 2001

                           SUBJECT TO COMPLETION, DATED JULY 27, 2001





JPMORGAN FUNDS

THIS PROSPECTUS OFFERS: CLASS A, CLASS B, CLASS C SHARES

BALANCED FUND

CAPITAL GROWTH FUND

CORE EQUITY FUND

DISCIPLINED EQUITY FUND

DISCIPLINED EQUITY VALUE FUND

DIVERSIFIED FUND

DYNAMIC SMALL CAP FUND

EQUITY GROWTH FUND

EQUITY INCOME FUND

GROWTH AND INCOME FUND

MID CAP VALUE FUND

SMALL CAP EQUITY FUND

SMALL CAP GROWTH FUND

U.S. EQUITY FUND

U.S. SMALL COMPANY FUND

U.S. SMALL COMPANY OPPORTUNITIES FUND

[LOGO]

JPMORGAN FLEMING
ASSET MANAGEMENT

[SIDENOTE]

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in any state where the offer or sale is not permitted.

BALANCED FUND                                       1

CAPITAL GROWTH FUND                                 8

CORE EQUITY FUND                                   14

DISCIPLINED EQUITY FUND                            20

DISCIPLINED EQUITY VALUE FUND                      25

DIVERSIFIED FUND                                   30

DYNAMIC SMALL CAP FUND                             36

EQUITY GROWTH FUND                                 41

EQUITY INCOME FUND                                 47

GROWTH AND INCOME FUND                             53

MID-CAP VALUE FUND                                 60

SMALL CAP EQUITY FUND                              67

SMALL CAP GROWTH FUND                              73

U.S. EQUITY FUND                                   80

U.S. SMALL COMPANY FUND                            85

U.S. SMALL COMPANY OPPORTUNITIES FUND              90

THE FUNDS' MANAGEMENT AND ADMINISTRATION           95

HOW YOUR ACCOUNT WORKS                             99

   BUYING FUND SHARES                             100

   SELLING FUND SHARES                            102

   OTHER INFORMATION CONCERNING THE FUNDS         103

   DISTRIBUTIONS AND TAXES                        103

RISK AND REWARD ELEMENTS                          110

FINANCIAL HIGHLIGHTS                              112

HOW TO REACH US                            BACK COVER

JPMORGAN BALANCED FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strat- egies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide a balance of current income and growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks a balance of current income and growth by using the following strategies:

- an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks.

- an active fixed-income management style that focuses primarily on domestic fixed-income securities.

J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM(USA)), the Fund's adviser, may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on their analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.

The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in companies with one or more of the following characteristics:

- projected rate of earnings growth that's equal to or greater than the equity markets in general

- return on assets and equity that's equal to or greater than the equity markets in general

- market capitalization equal to those within the universe of S&P 500 Index stocks at the time of purchase.

Market capitalization is the total market value of a company's shares. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of American Depositary Receipts
(ADRs).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment grade or the adviser considers them to be comparable to investment grade.

The Fund may also invest in mortgage-related securities, collateralized mortgage obligations and real estate investment trusts. The Fund may also enter into "dollar rolls."

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's adviser will adjust the maturity based on its outlook for the economy.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's performance will also depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and Lehman Gov't/Credit Index, widely recognized market benchmarks, and the Lipper Balanced Funds Index.

The performance for the period before Class A shares were launched on 10/16/98 is based on the performance of Institutional shares. During these periods, the actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.29%.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

           1991        24.16%
           1992         5.32%
           1993         6.01%
           1994        -2.27%
           1995        23.83%
           1996        11.31%
           1997        23.67%
           1998        25.04%
           1999        13.94%
           2000        -2.80%


BEST QUARTER                13.24%
                 4th quarter, 1998
WORST QUARTER               -4.90%
                 4th quarter, 2000

(1) THE FUND COMMENCED OPERATIONS ON 10/16/98. FOR THE PERIOD 1/1/91 THROUGH 10/16/98, RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM0 FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 12/31.

(3) IN THE PAST, THE FUND HAS COMPARED ITS PERFORMANCE TO THE LEHMAN GOV'T/CREDIT INDEX, BUT IN THE FUTURE, THE FUND INTENDS TO COMPARE ITS PERFORMANCE TO THE LEHMAN AGGREGATE BOND INDEX INSTEAD. IT IS BELIEVED THAT THE NEW BENCHMARK IS MORE APPROPRIATE SINCE IT MORE ACCURATELY REFLECTS THE FUND'S INVESTMENT STRATEGY.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,4)

                                            PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS
 CLASS A SHARES (AFTER EXPENSES)                -8.40        12.43           11.67

 CLASS B SHARES (AFTER EXPENSES)                -6.73        13.53           12.33

 CLASS C SHARES (AFTER EXPENSES)                -3.59        13.77           12.33

 S&P 500 INDEX (NO EXPENSES)                    -9.10        18.33           17.44

 LEHMAN GOV'T/CREDIT INDEX (NO EXPENSES)        11.85         6.24            8.00

 LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)      11.63         6.46            7.96

 LIPPER BALANCED FUNDS INDEX (NO EXPENSES)       2.39        11.80           12.45

INVESTOR EXPENSES FOR CLASSES A, B and C SHARES
The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                     MAXIMUM SALES CHARGE           MAXIMUM DEFERRED SALES
                     (LOAD) WHEN YOU BUY            CHARGE (LOAD) SHOWN AS
                     SHARES, SHOWN AS % OF THE      LOWER OF ORIGINAL PURCHASE
                     OFFERING PRICE*                PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES      5.75%                          NONE

 CLASS B SHARES      NONE                           5.00%

 CLASS C SHARES      NONE                           1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

(4) CLASS B SHARES AND CLASS C SHARES WERE FIRST OFFERED ON 2/16/01. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES AND CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS

                           CLASS A SHARES(5)   CLASS B SHARES(6)   CLASS C SHARES(6)
 MANAGEMENT FEES                0.50%               0.50%              0.50%

 DISTRIBUTION (RULE 12B-1)
 FEES                           0.25%               0.75%              0.75%

 SHAREHOLDER SERVICE FEES       0.25%               0.25%              0.25%

 OTHER EXPENSES                 0.60%               0.60%              0.60%

 TOTAL OPERATING EXPENSES       1.60%               2.10%              2.10%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(7)               0.35%               0.17%              0.17%

 NET EXPENSES(7)                1.25%               1.93%              1.93%

(5) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.

(6)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(7) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.25%, 1.93% AND 1.93% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(7) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                           1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS A SHARES*           $695       $1,019      $1,365      $2,338

 CLASS B SHARES**          $696         $942      $1,313      $2,290***

 CLASS C SHARES**          $296         $642      $1,113      $2,418


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                           1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES            $196       $642        $1,113      $2,290***

 CLASS C SHARES            $196       $642        $1,113      $2,418


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within a universe of S&P Mid Cap 400 Index at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

JPMFAM (USA), the Fund's adviser, applies an active equity management style focused on investing in mid-sized companies. The Fund will focus on companies with high quality management with a leading or dominant position in a major product line, new or innovative products and service or process, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock section process which focuses on identifying attractively valued companies with positive business fundamentals.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities do not as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
-  WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
   PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P MidCap 400 Index, a widely recognized market benchmark, and the Lipper Mid-Cap Core Funds Index.

Past performance does not predict how any share of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -3.40%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1991        70.74%
           1992        12.95%
           1993        20.17%
           1994        -1.31%
           1995        22.24%
           1996        24.20%
           1997        23.37%
           1998         5.54%
           1999        12.77%
           2000        14.17%


BEST QUARTER              26.78%
               1st quarter, 1991
WORST QUARTER            -19.57%
               3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1,3)

                                      PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
 CLASS A SHARES (AFTER EXPENSES)          7.60        14.43         18.56
 CLASS B SHARES (AFTER EXPENSES)          8.61        14.99         18.84
 CLASS C SHARES (AFTER EXPENSES)         12.64        15.05         18.75
 S&P MID-CAP 400 INDEX (NO EXPENSES)     17.50        20.41         19.86
 LIPPER MID-CAP CORE FUNDS
 INDEX (NO EXPENSES)                      6.26        16.17         17.94

(1) THE FUND COMMENCED OPERATIONS ON 9/23/87. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.
(3) CLASS B SHARES WERE FIRST OFFERED ON 11/4/93. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. CLASS C SHARES WERE FIRST OFFERED ON 1/2/98. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS B SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

INVESTOR EXPENSES FOR CLASS A, CLASS B and CLASS C SHARES

The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY                CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE          LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*                    PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES            5.75%                              None
 CLASS B SHARES            None                               5.00%
 CLASS C SHARES            None                               1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM CLASS A, CLASS B, AND CLASS C ASSETS)

                           CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
----------------------------------------------------------------------------
 MANAGEMENT FEES            0.40%            0.40%             0.40%
 DISTRIBUTION (RULE 12B-1)
 FEES                       0.25%            0.75%             0.75%
 SHAREHOLDER SERVICE FEES   0.25%            0.25%             0.25%
 OTHER EXPENSES(4)          0.45%            0.45%             0.45%
-----------------------------------------------------------------------------
 TOTAL OPERATING EXPENSES   1.35%            1.85%             1.85%
 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(5)            --               --                --
------------------------------------------------------------------------------
 NET EXPENSES(5)            1.35%            1.85%             1.85%
------------------------------------------------------------------------------

(4) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.

(5) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.35%, 1.85% AND 1.85% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(5) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $705       $978        $1,272      $2,105
 CLASS B SHARES**               $688       $882        $1,201      $2,039***
 CLASS C SHARES**               $288       $582        $1,001      $2,169

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $188       $582        $1,001      $2,039***
 CLASS C SHARES                 $188       $582        $1,001      $2,169

*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
    BEEN OWNED FOR EIGHT YEARS.

    JPMORGAN CORE EQUITY FUND



RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. The Fund normally invests at least 70% of its total assets in equity securities. Its equity investments may include convertible securities, preferred stocks and ADRs.

Although the Fund intends to invest primarily in investment-grade debt securities, it may also invest in investment-grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.

In managing the Fund, the adviser seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's Class A shares has varied from year to year for the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

The performance for the period before Class A shares were launched on 9/10/98 is based on the performance of Institutional Class shares of the fund. During these periods the actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -10.57%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1994        -4.03%
           1995        25.53%
           1996        22.54%
           1997        33.33%
           1998        30.80%
           1999        23.59%
           2000       -12.19%

BEST QUARTER                  22.85%
                 4th quarter, 1998
WORST QUARTER                -11.03%
                 4th quarter, 2000

(1) THE FUND COMMENCED OPERATIONS ON 4/1/93. FOR THE PERIOD 4/1/93 THROUGH 9/10/98, RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR
     CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.



(2)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1,3)

                                      PAST 1 YEAR.  PAST 5 YEARS. LIFE OF FUND
 CLASS A SHARES (AFTER EXPENSES)         -17.23       16.93         14.42
 CLASS B SHARES (AFTER EXPENSES)         -16.28       18.12         15.30
 CLASS C SHARES (AFTER EXPENSES)         -13.01       18.32         15.30
 S&P 500 INDEX (NO EXPENSES)              -9.10       18.33         17.11
 LIPPER LARGE-CAP CORE FUNDS
 INDEX (NO EXPENSES)                      -7.37       16.79         15.34

INVESTOR EXPENSES FOR CLASS A, B and C SHARES
The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                        MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                        (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                        SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                        OFFERING PRICE*             PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES         5.75%                       NONE
 CLASS B SHARES         NONE                        5.00%
 CLASS C SHARES         NONE                        1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM CLASS A, CLASS BAND CLASS C ASSETS)

                           CLASS A SHARES(4) CLASS B SHARES(5) CLASS C SHARES(5)
MANAGEMENT FEES            0.50%             0.50%             0.50%
DISTRIBUTION (RULE 12B-1)
FEES                       0.25%             0.75%             0.75%
SHAREHOLDER SERVICE FEES   0.25%             0.25%             0.25%
OTHER EXPENSES             0.56%             0.56%             0.56%
TOTAL OPERATING EXPENSES   1.56%             2.06%             2.06%
FEE WAIVER AND EXPENSE
REIMBURSEMENT(6)           0.31%             0.06%             0.06%
NET EXPENSES(6)            1.25%             2.00%             2.00%

(3) CLASS B SHARES AND CLASS C SHARES WERE FIRST OFFERED ON 2/16/01. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES AND CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

(4) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(5)  "OTHER EXPENSES" ARE BASED ON ESTIMATED EXPENSES FOR THE CURRENT FISCAL
     YEAR.

(6) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25%, 2.00% AND 2.00% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(6) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $695       $1,011      $1,348      $2,300
 CLASS B SHARES**               $703         $940      $1,303      $2,257***
 CLASS C SHARES**               $303         $640      $1,103      $2,385

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR       3 YEARS   5 YEARS     10 YEARS
 CLASS B SHARES                 $203         $640      $1,103      $2,257***
 CLASS C SHARES                 $203         $640      $1,103      $2,385

*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN DISCIPLINED EQUITY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Stock Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries.

Within each industry, the Fund modestly overweights stocks that it considers undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, J.P. Morgan Investment Management, Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

The performance for the periods before Class A, B and C Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Class A, B, and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect a front end sales load, which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.43%.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

           1998       32.35%
           1999       18.32%
           2000      -10.87%


 BEST QUARTER                 22.85%
                   4th quarter, 1998
 WORST QUARTER                -9.91%
                   3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                       PAST 1 YEAR   LIFE OF FUND

 CLASS A (AFTER EXPENSES)                -16.00%       13.73%

 CLASS B (AFTER EXPENSES)                -15.29%       14.95%

 CLASS C (AFTER EXPENSES)                -11.75%       15.46%

 S&P 500 INDEX (NO EXPENSES)              -9.11%       15.79%


(1) THE FUND COMMENCED OPERATIONS ON 1/3/97. RETURNS REFLECT THE PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 5/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of the Class A, B and C Shares before and after reimbursement are shown below. The Class A, B and C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                      (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                      SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                      OFFERING PRICE*               PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES       5.75%                         NONE

 CLASS B SHARES       NONE                          5.00%

 CLASS C SHARES       NONE                          1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                         CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
 MANAGEMENT FEES                             0.35%              0.35%            0.35%

 DISTRIBUTION (RULE 12B-1) FEES              0.25%              0.75%            0.75%

 SHAREHOLDER SERVICE FEES                    0.25%              0.25%            0.25%

 OTHER EXPENSES(3)                           0.39%              0.39%            0.39%

 TOTAL OPERATING EXPENSES                    1.24%              1.74%            1.74%

 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)     0.29%              0.29%            0.29%

 NET EXPENSES(4)                             0.95%              1.45%            1.45%

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.95%, 1.45% AND 1.45% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Classes A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Classes A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS***

 CLASS A SHARES*                $666       $919        $1,191      $1,965

 CLASS B SHARES**               $648       $820        $1,117      $1,895***

 CLASS C SHARES**               $248       $520        $   917     $2,028


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES                 $148       $520        $917        $1,895***

 CLASS C SHARES                 $148       $520        $917        $2,028


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

    JPMORGAN DISCIPLINED EQUITY VALUE FUND




RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Russell 1000 Value Index.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Russell 1000 Value Index, which is weighted in favor of those stocks with relatively lower price-to-book ratios and other characteristics consistent with "value" investing. The Fund does not look to overweight or underweight industries relative to the Russell 1000 Value Index.

Within each industry, the Fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued.

By owning a large number of stocks, with an emphasis on those that appear to the adviser undervalued or fairly valued, and by tracking the industry weightings of the Russell 1000 Value Index, the Fund seeks returns that modestly exceed those of that index over the long term with virtually the same level of volatility.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser selects the stocks for the Fund's investments using the investment process described below to determine which large-cap U.S. companies with attractive earnings outlooks and reasonable valuations are most likely to provide high total return to shareholders.

The adviser takes an in-depth look at company prospects over a relatively

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research fund valuation rankings as a basis. In general, the team selects stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the team often considers a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    impact on the overall risk of the portfolio relative to the benchmark

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions. A value stock may never reach what the adviser believes is its full value or it may even go down in value.

[SIDENOTE]

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. YOU COULD LOSE MONEY IF YOU SELL WHEN THE FUND'S SHARE PRICE IS LOWER THAN WHEN YOU INVESTED.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE RUSSELL 1000 VALUE INDEX OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

THE FUND'S PAST PERFORMANCE
The Fund was recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of the Class A, B and C Shares before and after reimbursement are shown below. The Class A, B and C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                           MAXIMUM SALES CHARGE       MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY        CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE  LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*            PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES            5.75%                      NONE
 CLASS B SHARES            NONE                       5.00%
 CLASS C SHARES            NONE                       1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM CLASS A, B AND C SHARES ASSETS)


                           CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
 MANAGEMENT FEES            0.35%            0.35%             0.35%
 DISTRIBUTION (RULE 12B-1)
 FEES                       0.25%            0.75%             0.75%
 SHAREHOLDER SERVICE FEES   0.25%            0.25%             0.25%
 OTHER EXPENSES(3)          0.69%            0.69%             0.69%
--------------------------------------------------------------------
 TOTAL OPERATING EXPENSES   1.54%            2.04%             2.04%
 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(4)           0.59%            0.59%             0.59%
--------------------------------------------------------------------
 Net Expenses(4)            0.95%            1.45%             1.45%

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.95%, 1.45% AND 1.45% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $666       $979        $1,314      $2,257
 CLASS B SHARES**               $648       $883        $1,241      $2,193***
 CLASS C SHARES**               $248       $583        $1,044      $2,322

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $148       $583        $1,044      $2,193***
 CLASS C SHARES                 $148       $583        $1,044      $2,322

*    Assumes sales charge is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY
Drawing on a variety of analytical tools, the portfolio management team allocates assets among various types of stock and bond investments, based on the following model allocation:

-    52% medium- and large-cap U.S. stocks

-    35% U.S. and foreign bonds

-    10% foreign stocks

-    3% small-cap U.S. stocks

The team may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the team selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its economic sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the team ranks them according to their relative value using a proprietary model that incorporates research from JPMIM's the adviser's, worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the team uses fundamental, economic, and capital markets research to select securities. The team actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment-grade bond universe (currently about 5 years).

The Fund may also invest up to 25% of its assets in high-yield, non-investment grade securities rated BB, Ba or B.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may invest any portion of its assets that aren't in stocks or fixed-

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium- and large-capitalization domestic stocks.

To the extent the portfolio invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. While the portfolio may engage in options, futures and foreign currency transactions for hedging or risk management purposes only, these transactions sometimes may reduce returns or increase volatility.

The Fund may invest in mid- and small capitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark and the S&P 500 Index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000 (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices.

The performance for the periods before Class A, B and C Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -2.91%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1994        0.93%
           1995       26.84%
           1996       13.68%
           1997       18.89%
           1998       18.60%
           1999       14.23%
           2000       -3.97%


 BEST QUARTER               13.48%
                 4th quarter, 1998
 WORST QUARTER              -6.13%
                 3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                 PAST 1 YEAR   PAST 5 YEARS   LIFE OF FUND

 CLASS A (AFTER EXPENSES)           -9.52         10.62          11.19

 CLASS B (AFTER EXPENSES)           -8.53         11.69          12.11

 CLASS C (AFTER EXPENSES)           -4.88         11.95          12.11

 FUND BENCHMARK (NO EXPENSES)       -2.30         13.06          12.87

 S&P 500 INDEX (NO EXPENSES)        -9.11         18.33          17.94


(1) THE FUND COMMENCED OPERATIONS ON 9/10/93. RETURNS REFLECT THE PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 6/30.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of the Class A, B and C Shares before and after reimbursement are shown below. The Class A, B and C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                      (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                      SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                      OFFERING PRICE*               PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES       5.75%                         NONE

 CLASS B SHARES       NONE                          5.00%

 CLASS C SHARES       NONE                          1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C SHARES ASSETS)

                                    CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
 MANAGEMENT FEES                    0.55%            0.55%            0.55%

 DISTRIBUTION (RULE 12B-1) FEES     0.25%            0.75%            0.75%

 SHAREHOLDER SERVICE FEES           0.25%            0.25%            0.25%

 OTHER EXPENSES(3)                  0.43%            0.43%            0.43%

 TOTAL OPERATING EXPENSES           1.48%            1.98%            1.98%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENTS(4)                  0.38%            0.38%            0.38%

 NET EXPENSES(4)                    1.10%            1.60%            1.60%

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.10%, 1.60% AND 1.60% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS A SHARES*                $681       $981        $1,303      $2,211

 CLASS B SHARES**               $663       $885        $1,232      $2,146***

 CLASS C SHARES**               $263       $585        $1,032      $2,276


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES                 $163       $585        $1,032      $2,146***

 CLASS C SHARES                 $163       $585        $1,032      $2,276


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN DYNAMIC SMALL CAP FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600/Barra Growth Index stocks. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
JPMFAM (USA), the Fund's adviser, applies an active equity management style focused on investing in small sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine if the stock is still an attractive investment opportunity.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Small-Cap Growth Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -9.86%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]
           1998        13.46%
           1999        30.13%
           2000        11.42%


 BEST QUARTER                24.00%
                  4th quarter, 1999
 WORST QUARTER              -18.98%
                  3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,3)

                                                                       LIFE OF
                                                        PAST 1 YEAR    FUND

 CLASS A SHARES (AFTER EXPENSES)                        5.03           22.31

 CLASS B SHARES (AFTER EXPENSES)                        6.11           23.00

 CLASS C SHARES (AFTER EXPENSES)                        9.74           23.43

 S&P SMALL-CAP 600/BARRA GROWTH INDEX (NO EXPENSES)     0.57           11.87

 LIPPER SMALL-CAP GROWTH FUNDS INDEX (NO EXPENSES)     -8.25           15.85


(1) THE FUND COMMENCED OPERATIONS ON 5/19/97. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. PERFORMANCE FIGURES IN THE TABLE FOR
     THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

(3) CLASS C SHARES WERE FIRST OFFERED ON 1/7/98. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE FOR CLASS B SHARES OF THE FUND.

INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                     MAXIMUM SALES CHARGE           MAXIMUM DEFERRED SALES
                     (LOAD) WHEN YOU BUY            CHARGE (LOAD) SHOWN AS
                     SHARES, SHOWN AS % OF THE      LOWER OF ORIGINAL PURCHASE
                     OFFERING PRICE*                PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES      5.75%                          None

 CLASS B SHARES      None                           5.00%

 CLASS C SHARES      None                           1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                              CLASS A SHARES    CLASS B SHARES    CLASS C SHARES

 MANAGEMENT FEES              0.65%             0.65%             0.65%

 DISTRIBUTION (RULE 12B-1)
 FEES                         0.25%             0.75%             0.75%

 SHAREHOLDER SERVICE FEES     0.25%             0.25%             0.25%

 OTHER EXPENSES(4)            0.61%             0.61%             0.61%

 TOTAL OPERATING EXPENSES     1.76%             2.26%             2.26%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(5)             0.26%             0.14%             0.14%

 NET EXPENSES(5)              1.50%             2.12%             2.12%

(4) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(5) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.50%, 2.12% AND 2.12% RESPECTIVELY, OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(5) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year, total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS A SHARES*                $719       $1,073      $1,451      $2,509

 CLASS B SHARES**               $715       $  993      $1,397      $2,459***

 CLASS C SHARES**               $315       $  693      $1,197      $2,584


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES                 $215       $693        $1,197      $2,459***

 CLASS C SHARES                 $215       $693        $1,197      $2,584


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN EQUITY GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, it may also invest in investment-grade debt securities.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:

- projected earnings growth rate that's greater than or equal to the equity markets in general

- return on assets and return on equity equal to or greater than the equity markets in general

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

-    market capitalization of more than $500 million.

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Large-Cap Growth Funds Index.

The performance for the period before Class A shares were launched on 8/13/98 is based on the performance of Institutional Class shares of the Fund. During these periods, the actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

The Fund's year-to-date total return as of 6/30/01 was -11.68%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]


           1991        31.69%
           1992         6.43%
           1993         2.48%
           1994        -0.90%
           1995        25.78%
           1996        20.52%
           1997        37.20%
           1998        41.19%
           1999        31.54%
           2000       -23.85%

BEST QUARTER        27.32%
         4th quarter, 1998
WORST QUARTER      -17.89%
         4th quarter, 2000


(1) The Fund commenced operations on 8/13/98. For the period 1/1/91 through 8/13/98, returns reflect performance of the Institutional Shares of the Fund. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.
(2)  The Fund's fiscal year end is 12/31.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,3)


                                   PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
CLASS A SHARES (AFTER EXPENSES)      -28.23        17.12         14.71
CLASS B SHARES (AFTER EXPENSES)      -27.03        18.31         15.39
CLASS C SHARES (AFTER EXPENSES)      -24.49        18.52         15.39
S&P 500/BARRA GROWTH INDEX
(NO EXPENSES)                        -22.08        19.16         17.60
LIPPER LARGE-CAP GROWTH FUNDS
INDEX (NO EXPENSES)                  -19.68        17.85         17.32

INVESTOR EXPENSES FOR CLASS A, B and C SHARES

The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                           MAXIMUM SALES CHARGE         MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY          CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE    LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*              PRICE OR REDEMPTION PROCEEDS
CLASS A SHARES             5.75%                        None
CLASS B SHARES             None                         5.00%
CLASS C SHARES             None                         1.00%

* The offering price is the net asset value of the shares purchased plus any sales charge.
(3) Class B shares and Class C shares were first offered on 2/16/01. The performance for the period before Class B shares and Class C shares were launched is based on the performance of Class A shares of the Fund. The actual returns of Class B shares and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                        CLASS A SHARES(4) CLASS B SHARES(5)  CLASS C SHARES(5)
----------------------------------------------------------------------------
MANAGEMENT FEES           0.50%             0.50%              0.50%
DISTRIBUTION (RULE 12B-1)
FEES                      0.25%             0.75%              0.75%
SHAREHOLDER SERVICE FEES  0.25%             0.25%              0.25%
----------------------------------------------------------------------------
OTHER EXPENSES            0.53%             0.53%              0.53%
TOTAL OPERATING EXPENSES  1.53%             2.03%              2.03%
FEE WAIVER AND EXPENSE
REIMBURSEMENT(6)          0.25%             0.05%              0.05%
----------------------------------------------------------------------------
NET EXPENSES(6)           1.25%             1.98%              1.98%
----------------------------------------------------------------------------

(4) "Other Expenses" are based on expenses incurred in the most recent fiscal year.
(5) "Other Expenses" are based on estimated expenses for the current fiscal year.
(6) Reflects a written agreement pursuant to which The Chase Manhattan Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C Shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.98% and 1.98% respectively, of the average daily net assets until 9/7/02.

EXPENSE EXAMPLE(6) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS A SHARES*                $695       $1,005      $1,336      $2,271
CLASS B SHARES**               $701       $  932      $1,289      $2,226***
CLASS C SHARES**               $301       $  632      $1,089      $2,354

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                               1 YEAR     3 YEARS     5 YEARS     10 YEARS
CLASS B SHARES                 $201       $632        $1,089      $2,226***
CLASS C SHARES                 $201       $632        $1,089      $2,354

*    Assumes sales charge is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

JPMORGAN EQUITY INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund uses an active equity management style which focuses on both earnings momentum and valuation within the universe of primarily income-oriented stocks. The Fund normally invests at least 65% of its total assets in equity securities.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities it may also invest in investment grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
JPMFAM (USA), the adviser, seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million. The Fund combines growth and value styles of investing.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Equity Income Funds Index.

The performance for the period before Class A shares were launched on 8/24/98 is based on the performance of Institutional Class shares of the Fund. During these periods the actual returns of Class A shares would have been lower than shown because Class A shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -8.96%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1991        22.10%
           1992         5.61%
           1993        12.34%
           1994        -3.37%
           1995        33.72%
           1996        17.87%
           1997        31.05%
           1998        26.12%
           1999        12.70%
           2000        -4.09%


 BEST QUARTER               18.81%
                 4th quarter, 1998
 WORST QUARTER              -8.07%
                 4th quarter, 2000


(1) THE FUND COMMENCED OPERATIONS ON 3/29/88. FOR THE PERIOD 1/1/91 THROUGH 8/24/98, RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR
     CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 12/31.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,3)

                                         PAST 1 YEAR   PAST 5 YEARS    PAST 10 YEARS
 CLASS A SHARES (AFTER EXPENSES)         -9.60         14.69           14.02

 CLASS B SHARES (AFTER EXPENSES)         -7.64         15.84           14.70

 CLASS C SHARES (AFTER EXPENSES)         -4.80         16.06           14.70

 S&P 500 INDEX (NO EXPENSES)             -9.10         18.33           17.44

 LIPPER EQUITY INCOME FUNDS INDEX
 (NO EXPENSES)                            7.46         13.42           14.45


INVESTOR EXPENSES FOR CLASS A, B and C SHARES

The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                      (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                      SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                      OFFERING PRICE*               PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES       5.75%                         NONE

 CLASS B SHARES       NONE                          5.00%

 CLASS C SHARES       NONE                          1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

(3) CLASS B SHARES AND CLASS C SHARES WERE FIRST OFFERED ON 2/16/01. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES AND CLASS C SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

                             CLASS A SHARES(4)   CLASS B SHARES(5)   CLASS C SHARES(5)
 MANAGEMENT FEES             0.40%               0.40%               0.40%

 DISTRIBUTION (RULE 12B-1)
 FEES                        0.25%               0.75%               0.75%

 SHAREHOLDER SERVICE FEES    0.25%               0.25%               0.25%

 OTHER EXPENSES              0.67%               0.67%               0.67%
                             ----------------------------------------------

 TOTAL OPERATING EXPENSES    1.57%               2.07%               2.07%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(6)            0.32%               0.32%               0.32%
                             ----------------------------------------------

 NET EXPENSES(6)             1.25%               1.75%               1.75%


(4) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(5) "Other Expenses" are based on estimated expenses for the current fiscal year.

(6) Reflects a written agreement pursuant to which The Chase Manhattan Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.75% and 1.75% respectively, of the average daily net assets until 9/7/02.

EXPENSE EXAMPLE(6) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS A SHARES*                $695       $1,013      $1,353      $2,309

 CLASS B SHARES**               $678       $918        $1,284      $2,247***

 CLASS C SHARES**               $278       $618        $1,084      $2,375


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES                 $178       $618        $1,084      $2,247***

 CLASS C SHARES                 $178       $618        $1,084      $2,375


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN GROWTH AND INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide capital growth over the long term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. JPMFAM(USA), the Fund's adviser, applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The adviser will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display or have the potential for displaying level or rising dividends.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

The adviser applies an active equity management style. The Fund will focus on companies with high quality management with a leading or dominant position in a major product line, new or innovative products and service or process, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock section process which focuses on identifying attractively valued companies with positive business fundamentals.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if the companies in which it invests do not pay dividends.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a widely recognized market benchmark, and the Lipper Large-Cap Value Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)


           1991        59.13%
           1992        15.06%
           1993        12.99%
           1994        -3.41%
           1995        27.55%
           1996        19.38%
           1997        29.53%
           1998        14.11%
           1999         8.09%
           2000         0.48%


BEST QUARTER        33.98%
                    1st quarter, 1991

WORST QUARTER       -12.20%
                    3rd quarter, 1998

The Fund's year-to-date total return as of 6/30/01 was -6.27%

(1) The Fund commenced operations on 8/13/98. For the period 1/1/91 through 8/13/98, returns reflect performance of the Institutional Shares of the Fund. During these period, the actual returns of Class A Shares would have been lower than shown because Class A shares have higher expenses. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A shares. If the load were reflected, the performance figures would have been lower. Performance figures in the table for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.

(2)  The Fund's fiscal year end is 10/31.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,3)


                                          PAST 1 YEAR      PAST 5 YEARS       PAST 10 YEARS
-------------------------------------------------------------------------------------------
CLASS A SHARES (AFTER EXPENSES)             -5.29             12.55               16.49

CLASS B SHARES (AFTER EXPENSES)             -4.26             13.08               16.76

CLASS C SHARES (AFTER EXPENSES)             -0.88             12.94               16.56

S&P 500/BARRA VALUE INDEX (NO EXPENSES)      6.08             16.81               16.88

LIPPER LARGE-CAP VALUE FUNDS
INDEX (NO EXPENSES)                          1.95             15.74               16.12


INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                           MAXIMUM SALES CHARGE         MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY          CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE    LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*              PRICE OR REDEMPTION PROCEEDS
-------------------------------------------------------------------------------------------------
CLASS A SHARES            5.75%                        None

CLASS B SHARES            None                         5.00%

CLASS C SHARES            None                         1.00%


* The offering price is the net asset value of the shares purchased plus any sales charge.

(3) Class B shares were first offered on 11/4/93. The performance for the period before Class B shares were launched is based on the performance of Class A shares of the Fund. Class C shares were first offered on 1/2/98. The performance for the period before Class C shares were launched is based on the performance of Class B shares. During these periods returns of Class B and Class C shares would have been lower than shown because Class B and Class C shares have higher expenses than Class A shares.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                                         CLASS A SHARES   CLASS B SHARES   CLASS C SHARES
-----------------------------------------------------------------------------------------
MANAGEMENT FEES                              0.40%             0.40%           0.40%

DISTRIBUTION (RULE 12B-1) FEES               0.25%             0.75%           0.75%

SHAREHOLDER SERVICE FEES                     0.25%             0.25%           0.25%

OTHER EXPENSES(4)                            0.40%             0.40%           0.40%
                                             ---------------------------------------

TOTAL OPERATING EXPENSES                     1.30%             1.80%           1.80%

FEE WAIVER AND EXPENSE REIMBURSEMENT(5)       --                --              --
                                             ---------------------------------------

NET EXPENSES(5)                              1.30%             1.80%           1.80%


(4) "Other Expenses" are based on expenses incurred in the most recent fiscal year.

(5) Reflects a written agreement pursuant to which The Chase Manhattan Bank agrees that it will reimburse the Fund to the extent total operating expenses of Class A, B and C shares (excluding interest, taxes and extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.30%, 1.80% and 1.80% respectively, of the average daily net assets until 9/7/02.

EXPENSE EXAMPLE(5) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                     1 YEAR    3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
CLASS A SHARES*                      $700      $963      $1,247    $2,053

CLASS B SHARES**                     $683      $866      $1,175    $1,985***

CLASS C SHARES**                     $283      $566      $975      $2,116


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                     1 YEAR    3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
 CLASS B SHARES                       $183      $566      $975     $1,985***

 CLASS C SHARES                       $183      $566      $975     $2,116


*    Assumes sales charge is deducted when shares are purchased.

**   Assumes applicable deferred sales charge is deducted when shares are sold.

*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

JPMORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that Robert Fleming Inc., the adviser, believes to be undervalued. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

Robert Fleming Inc., the adviser, is a 'bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by three component analyses: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of 30-50 securities. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme valuation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.

The performance for the period before Class A, B and C Shares were launched on 4/30/01 is based on the performance of Institutional Class shares of the Fund. During these periods the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 8.36%


YEAR-BY-YEAR RETURNS(1,2)
1998        19.77%
1999        13.87%
2000        35.28%

BEST QUARTER                17.96%
                  4th quarter 1998
WORST QUARTER              -11.06%
                  3rd quarter 1998

(1) THE FUND COMMENCED OPERATIONS ON 11/3/97. FOR THE PERIOD 1/1/98 THROUGH 12/31/00, RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER.

(2)  THE FUND'S FISCAL YEAR END IS 9/30.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,3)

                                                    PAST 1 YEAR   LIFE OF FUND
 CLASS A SHARES (AFTER EXPENSES)                      27.24         21.16

 CLASS B SHARES (AFTER EXPENSES)                      30.28         22.86

 CLASS C SHARES (AFTER EXPENSES)                      34.28         23.47

 S&P/BARRA MID CAP 400 VALUE INDEX (NO EXPENSES)      27.84         13.34

 RUSSELL MID CAP VALUE INDEX (NO EXPENSES)            19.18          9.87


ESTIMATED INVESTOR EXPENSES FOR CLASSES A, B and C SHARES

The sales charges and estimated expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                           MAXIMUM SALES CHARGE           MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY            CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE      LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*                PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES            5.75%                          None

 CLASS B SHARES            None                           5.00%

 CLASS C SHARES            None                           1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.
(3) CLASS A, CLASS B AND CLASS C SHARES WERE FIRST OFFERED ON 4/30/01. FOR THE PERIOD 1/1/98 THROUGH 12/31/00 RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES. DURING THESE PERIODS RETURNS OF CLASS A, CLASS B AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE CLASS A, CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL SHARES.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)


                              CLASS A SHARES    CLASS B SHARES   CLASS C SHARES
 MANAGEMENT FEES               0.70%            0.70%             0.70%

 DISTRIBUTION (RULE 12B-1)
 FEES                          0.25%            1.00%             1.00%

 SHAREHOLDER SERVICE FEES      None             None              None

 OTHER EXPENSES(4)             1.35%            1.35%             1.35%
                               -----            -----             -----
 TOTAL OPERATING EXPENSES      2.30%            3.05%             3.05%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(5)              0.80%            0.80%             0.80%
                               -----            -----             -----
 NET EXPENSES(5)               1.50%            2.25%             2.25%

(4) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE MOST RECENT FISCAL YEAR.

(5) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.50%, 2.25% AND 2.25% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(5) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $719       $1,180      $1,666      $3,001

 CLASS B SHARES**               $728       $1,167      $1,731      $3,133***

 CLASS C SHARES**               $328       $867        $1,531      $3,309


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $228       $867        $1,531      $3,133***

 CLASS C SHARES                 $228       $867        $1,531      $3,309


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

     JPMORGAN SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x-x.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

INVESTMENT PROCESS
JPMFAM (USA), the Fund's adviser, applies an active equity management style and a disciplined stock selection process which focuses on companies with positive business fundamentals such as strong earnings prospects and increasing market share. The Fund will also focus on companies with high quality management, a leading or dominant position in a major product line, new or innovative products and service, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and the life of the Fund. It compares that performance to the S&P SmallCap 600 Index, a widely recognized market benchmark, and the Lipper Small-Cap Core Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.31%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1995        54.04%
           1996        28.80%
           1997        17.76%
           1998         3.34%
           1999        13.75%
           2000        14.18%

BEST QUARTER                 19.38%
                 4th quarter, 1998
WORST QUARTER               -21.13%
                 3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1,3)

                                      PAST 1 YEAR   PAST 5 YEARS  LIFE OF FUND
 CLASS A SHARES (AFTER EXPENSES)          7.63        13.92         20.43
 CLASS B SHARES (AFTER EXPENSES)          8.56        14.22         20.78
 CLASS C SHARES (AFTER EXPENSES)         12.36        14.45         20.78
 S&P SMALL-CAP 600 INDEX (NO EXPENSES)   11.80        13.57         16.15
 LIPPER SMALL CORE FUNDS
 INDEX (NO EXPENSES)                      6.93        12.44         15.28

(1) THE FUND COMMENCED OPERATIONS ON 12/20/94. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. THE PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

(3) CLASS B SHARES WERE FIRST OFFERED 3/28/95. CLASS C SHARES WERE FIRST OFFERED AS OF THE DATE OF THIS PROSPECTUS. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B AND C SHARES WERE LAUNCHED IS BASED ON PERFORMANCE FOR CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B AND C SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B AND C SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES.

INVESTOR EXPENSES FOR CLASS A, B and C SHARES
The sales charges and expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                         MAXIMUM SALES CHARGE       MAXIMUM DEFERRED SALES
                         (LOAD) WHEN YOU BUY        CHARGE (LOAD) SHOWN AS
                         SHARES, SHOWN AS % OF THE  LOWER OF ORIGINAL PURCHASE
                         OFFERING PRICE*            PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES          5.75%                      None
 CLASS B SHARES          None                       5.00%
 CLASS C SHARES          None                       1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM CLASS A, CLASS B AND CLASS C ASSETS)


                            CLASS A SHARES(4)   CLASS B SHARES(4)  CLASS C SHARES(5)
 MANAGEMENT FEES            0.65%               0.65%             0.65%
 DISTRIBUTION (RULE 12B-1)
 FEES                       0.25%               0.75%             0.75%
 SHAREHOLDER SERVICE FEES   0.02%               0.25%             0.25%
 OTHER EXPENSES             0.52%               0.52%             0.47%
 TOTAL OPERATING EXPENSES   1.44%               2.17%             2.12%
 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(6)           0.06%               0.05%             NONE
 NET EXPENSES(6)            1.38%               2.12%             2.12%

(4) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(5)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.
(6) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.38%, 2.12% AND 2.12% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(6) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $707       $999        $1,311      $2,195
 CLASS B SHARES**               $715       $974        $1,360      $2,314***
 CLASS C SHARES**               $315       $664        $1,139      $2,452

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $215       $674        $1,160      $2,314***
 CLASS C SHARES                 $215       $664        $1,139      $2,452

*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN SMALL CAP GROWTH FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at initial time of purchase, that Robert Fleming Inc., the adviser, believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest up to 10% of its total assets in foreign securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

Robert Fleming Inc., the adviser, is a `bottom-up' manager and stock selection is based on company fundamentals. The adviser combines qualitative screening with proprietary fundamental analysis to construct portfolios. The adviser's selection process for the portfolio is a multi-faceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits over 250 companies each year, along with another 250 in-office meetings and conference contacts.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

During the research phase, the adviser looks for companies that it believes can generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the Fund's guidelines.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growths do not grow as expected.

Investments in foreign securities may be riskier than investments in U.S. securities.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.

The performance for the period before Class A, B and C Shares were launched on 4/30/01 is based on the performance of Institutional Class shares of the Fund. During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -1.15%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1998        14.86%
           1999        46.54%
           2000        -7.79%

 BEST QUARTER                                23.59%
                  4th quarter (calendar year), 1998
 WORST QUARTER                              -18.29%
                  3rd quarter (calendar year), 1998


(1) THE FUND COMMENCED OPERATIONS ON 11/14/97. FOR THE PERIOD 1/1/98 THROUGH 12/31/00, RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. DURING THESE PERIODS, THE ACTUAL RETURNS OF CLASS A SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS A SHARES HAVE HIGHER EXPENSES. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. THE PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 9/30.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1,3)

                                                  PAST 1 YEAR      LIFE OF FUND

 CLASS A SHARES (AFTER EXPENSES)                    -13.12            13.66

 CLASS B SHARES (AFTER EXPENSES)                    -11.61            15.13

 CLASS C SHARES (AFTER EXPENSES)                     -8.55            15.84

 RUSSELL 2000 INDEX (NO EXPENSES)                    -3.02             4.80

 RUSSELL 2000 GROWTH INDEX (NO EXPENSES)            -22.43             3.02


ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The sales charges and estimated expenses of Classes A, B and C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                      (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                      SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                      OFFERING PRICE*               PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES       5.75%                         NONE

 CLASS B SHARES       NONE                          5.00%

 CLASS C SHARES       NONE                          1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

(3) CLASS A, CLASS B AND CLASS C SHARES WERE FIRST OFFERED ON 4/30/01. FOR THE PERIOD 11/14/97 THROUGH 4/30/01, RETURNS REFLECT PERFORMANCE OF THE INSTITUTIONAL SHARES. DURING THESE PERIODS RETURNS OF CLASS A, CLASS B AND CLASS C SHARES WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE CLASS A, CLASS B AND CLASS C SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL SHARES.

ESTIMATED ANNUAL OPERATING EXPENSED (EXPENSED THAT ARE DEDUCTED) FROM CLASS A, CLASS B AND CLASS C ASSETS)

                                   CLASS A SHARES    CLASS B SHARES    CLASS C SHARES
 MANAGEMENT FEES                       0.80%             0.80%             0.80%

 DISTRIBUTION (RULE 12b-1) FEES        0.25%             1.00%             1.00%

 SHAREHOLDER SERVICE FEES              NONE              NONE              NONE

 OTHER EXPENSES(4)                     1.45%             1.45%             1.45%
                                       -----------------------------------------
 TOTAL OPERATING EXPENSES              2.50%             3.25%             3.25%

 FEE WAIVER AND EXPENSE
 REIMBURSEMENT(5)                      0.90%             0.90%             0.90%
                                       -----------------------------------------
 NET EXPENSES(5)                       1.60%             2.35%             2.35%


(4) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE MOST RECENT FISCAL YEAR.

(5) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.60%, 2.35% AND 2.35% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(5) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of period.

The example is for comparison only; the actual return of Class A, Class B and Class C and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $728       $1,228      $1,753      $3,184

 CLASS B SHARES**               $738       $1,217      $1,820      $3,315***

 CLASS C SHARES**               $338         $917      $1,620      $3,488


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES                 $238       $917        $1,620      $3,315***

 CLASS C SHARES                 $238       $917        $1,620      $3,488


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most undervalued. The Fund generally considers selling stocks that appear overvalued.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.79%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1991       34.12%
           1992        8.73%
           1993       11.06%
           1994       -0.32%
           1995       32.83%
           1996       21.22%
           1997       28.58%
           1998       24.79%
           1999       14.88%
           2000       -6.37%

 BEST QUARTER               21.46%
                 4th quarter, 1998
 WORST QUARTER             -17.97%
                 3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                      PAST 1 YEAR   PAST 5 YEARS   PAST 10 YEARS

 CLASS A (AFTER EXPENSES)                -11.78        14.55          15.51

 CLASS B (AFTER EXPENSES)                -10.75        15.70          16.19

 CLASS C (AFTER EXPENSES)                 -7.25        15.91          16.19

 S&P 500 INDEX (NO EXPENSES)              -9.11        18.33          17.46


(1) THE FUND COMMENCED OPERATIONS ON 9/17/93. FOR THE PERIOD 1/1/90 THROUGH 9/30/93, RETURNS REFLECT PERFORMANCE OF THE PIERPONT EQUITY FUND, THE PREDECESSOR OF THE FUND. THE PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE
     DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 5/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES

The sales charges and estimated expenses of Class A, B and C Shares before and after reimbursement are shown below. Class A, B and C Shares generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                      MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                      (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                      SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                      OFFERING PRICE*               PRICE OR REDEMPTION PROCEEDS

 CLASS A SHARES       5.75%                         NONE

 CLASS B SHARES       NONE                          5.00%

 CLASS C SHARES       NONE                          1.00%


* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                              CLASS A    CLASS B    CLASS C
                                              SHARES     SHARES     SHARES

 MANAGEMENT FEES                              0.40%      0.40%      0.40%

 DISTRIBUTION (RULE 12B-1) FEES               0.25%      0.75%      0.75%

 SHAREHOLDER SERVICE FEES                     0.25%      0.25%      0.25%

 OTHER EXPENSES(3)                            0.45%      0.45%      0.45%
                                              ---------------------------
 TOTAL OPERATING EXPENSES                     1.35%      1.85%      1.85%

 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)      0.30%      0.10%      0.10%
                                              ---------------------------
 NET EXPENSES(4)                              1.05%      1.75%      1.75%


(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.05%, 1.75% AND 1.75% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/04 WITH RESPECT TO CLASS A AND UNTIL 9/7/02 WITH RESPECT TO CLASS B AND CLASS C.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Classes A, B and C with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

- net expenses for three years with respect to Class A shares and one year with respect to Class B and C shares, and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of Class A, B and C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS A SHARES*                $676       $890        $1,186      $2,027

 CLASS B SHARES**               $678       $872        $1,191      $2,030***

 CLASS C SHARES**               $278       $572          $991      $2,161


IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS

 CLASS B SHARES                 $178       $572        $991        $2,030***

 CLASS C SHARES                 $178       $572        $991        $2,161


*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

JPMORGAN U.S. SMALL COMPANY FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks is to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in small and medium sized U.S. companies whose market capitalizations are greater than $125 million and less than $2 billion when purchased. Industry by industry, the Fund's weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, JPMIM,the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing shares will be re-named "Institutional" and Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark.

During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -1.73%

YEAR-BY-YEAR RETURNS(1,2)

[CHART]
           1991        59.59%
           1992        18.98%
           1993         8.59%
           1994        -5.81%
           1995        31.88%
           1996        20.84%
           1997        22.70%
           1998        -5.28%
           1999        44.30%
           2000        -9.59%


BEST QUARTER             34.75%
                 4th quarter, 1999
WORST QUARTER           -21.61%
                 3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)


                                      PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
 CLASS A (AFTER EXPENSES)                -14.80       11.55         16.03
 CLASS B (AFTER EXPENSES)                -13.55       12.63         16.72
 CLASS C (AFTER EXPENSES)                -10.38       12.87         16.72
 RUSSELL 2000 INDEX (NO EXPENSES)         -3.02       10.31         15.53

(1) The Fund commenced operations on 11/4/93. For the period 1/1/90 through 11/30/93 returns reflect performance of The Pierpont Capital Appreciation Fund, the predecessor of the Fund. The performance figures in the table for the Class A shares reflects the deduction of the maximum front end sales load and the performance for Class B and Class C shares reflects the deduction of the applicable contingent deferred sales load.
(2)  The Fund's fiscal year end is 5/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of the Class A, B and C Shares before and after reimbursement are shown below. The Class A, B and C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                           MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*             PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES            5.75%                       NONE
 CLASS B SHARES            NONE                        5.00%
 CLASS C SHARES            NONE                        1.00%


* The offering price is the net asset value of the shares purchased plus any sales charge.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)


                                            CLASS A     CLASS B      CLASS C
                                            SHARES      SHARES       SHARES
 MANAGEMENT FEES                              0.60%      0.60%         0.60%
 DISTRIBUTION (RULE 12B-1) FEES               0.25%      0.75%         0.75%
 SHAREHOLDER SERVICE FEES                     0.25%      0.25%         0.25%
 OTHER EXPENSES(3)                            0.40%      0.40%         0.40%
 TOTAL OPERATING EXPENSES                     1.50%      2.00%         2.00%
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)      0.25%      0.25%         0.25%
 NET EXPENSES(4)                              1.25%      1.75%         1.75%

(3)  "Other Expenses" are based on the most recent fiscal year.
(4) Reflects a written agreement pursuant to which Morgan Guaranty Trust Company of New York agrees that it will reimburse the Fund to the extent total operating expenses of the Class A, B and C Shares (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25%, 1.75%, and 1.75% respectively, of the average daily net assets until 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $695       $999        $1,324      $2,242
 CLASS B SHARES**               $678       $903        $1,255      $2,178***
 CLASS C SHARES**               $278       $603        $1,055      $2,307

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $178       $603        $1,055      $2,178***
 CLASS C SHARES                 $178       $603        $1,055      $2,307

*    Assumes sales charge is deducted when shares are purchased.
**   Assumes applicable deferred sales charge is deducted when shares are sold.
*** Reflects conversion of Class B shares to Class A shares after they have been owned for eight years.

    JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND



RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide long-term growth from a portfolio of small company growth stocks.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in stocks of small U.S. companies whose market capitalization is greater than $125 million and less than $2 billion when purchased. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential. The Fund is invested in sectors represented in its benchmark, the Russell 2000 Growth Index.

In searching for companies, the Fund employs a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are attractively valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, JPMIM, the Fund's adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

-    catalysts that could trigger a rise in a stock's price

-    high potential reward compared to potential risk

-    temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. The Fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the Fund seeks to outperform the Russell 2000 Growth Index but does not seek to replicate it, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-    WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
     PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-    REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Select Shares. Prior to the date of this prospectus, the Fund had only one class of shares and operated in a master-feeder structure. As of the date of this prospectus, Class A, B and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 2000 Growth Index. This is a widely recognized, unmanaged index of Small Cap U.S. Growth Stocks used as a measure of overall U.S. Small Cap Growth Stock performance.

During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Class Shares. The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -12.20%.

YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1998        5.21%
           1999       61.63%
           2000       21.63%

 BEST QUARTER                42.58%
                 4th quarter, 1999
 WORST QUARTER              -24.30%
                 4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)

                                                   PAST 1 YEAR  LIFE OF FUND
 CLASS A (AFTER EXPENSES)                            -26.16         11.10
 CLASS B (AFTER EXPENSES)                            -25.19         12.37
 CLASS C (AFTER EXPENSES)                            -22.34         13.01
 RUSSELL 2000 GROWTH INDEX (NO EXPENSES)              22.43          5.50

(1) THE FUND COMMENCED OPERATIONS ON 6/16/97 AND RETURNS REFLECT PERFORMANCE OF THE FUND'S SELECT SHARES, THE PREDECESSOR TO THE INSTITUTIONAL SHARES, FROM 6/30/97. THE PERFORMANCE FIGURES IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.
(2)  THE FUND'S FISCAL YEAR END IS 5/31.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, B AND C SHARES
The expenses of Class A, B and C Shares before and after reimbursement are shown below. The Class A, B and C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)


                         MAXIMUM SALES CHARGE       MAXIMUM DEFERRED SALES
                         (LOAD) WHEN YOU BUY        CHARGE (LOAD) SHOWN AS
                         SHARES, SHOWN AS % OF THE  LOWER OF ORIGINAL PURCHASE
                         OFFERING PRICE*            PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES          5.75%                      NONE
 CLASS B SHARES          NONE                       5.00%
 CLASS C SHARES          NONE                       1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM INSTITUTIONAL SHARES ASSETS)

                                            CLASS A     CLASS B      CLASS C
                                            SHARES      SHARES       SHARES
 MANAGEMENT FEES                              0.60%      0.60%         0.60%
 DISTRIBUTION (RULE 12B-1) FEES               0.25%      0.75%         0.75%
 SHAREHOLDER SERVICE FEES                     0.25%      0.25%         0.25%
 OTHER EXPENSES(3)                            0.42%      0.42%         0.42%
                                              -----      -----         -----
 TOTAL OPERATING EXPENSES                     1.52%      2.02%         2.02%
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)      0.27%      0.27%         0.27%
                                              -----      -----         -----
 NET EXPENSES(4)                              1.25%      1.75%         1.75%

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.


(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25%, 1.75% AND 1.75% RESPECTIVELY, OF THE AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Class A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Class A, B and C Shares and your actual costs may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $695       $1,003      $1,332      $2,262
 CLASS B SHARES**               $678       $907        $1,263      $2,198***
 CLASS C SHARES**               $278       $607        $1,063      $2,326

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS B SHARES                 $178       $607        $1,063      $2,198***
 CLASS C SHARES                 $178       $607        $1,063      $2,326

*    ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
**   ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.
*** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION


The Balanced, Core Equity, Equity Growth, and Equity Income Funds are series of Mutual Fund Investment Trust, a Massachusetts business trust. The Capital Growth, Dynamic Small Cap, Growth & Income, Mid Cap Value, Small Cap Equity, and Small Cap Growth Funds are series of Mutual Fund Group, a Massachusetts business trust. The Disciplined Equity, Diversified, U.S. Equity and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The U.S. Small Company Opportunities Fund is a series of J.P. Morgan Funds, a Massachusetts business trust. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS
JPMIM, JPMFAM (USA) and Robert Fleming Inc. (Robert Fleming) are the investment advisers and and make the day-to-day investment decisions for these Funds. JPMIM is the investment adviser for the Disciplined Equity, Disciplined Equity Value, Diversified, U.S. Equity, U.S. Small Company and U.S. Small Company Opportunities Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth & Income, and Small Cap Growth Funds.

Prior to February 28, 2001 the adviser to the Funds was The Chase Manhattan Bank (Chase). JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

Robert Fleming is the investment adviser for the Mid Cap Value and Small Cap Value Funds. Robert Fleming Inc. is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM, JPMFAM (USA) and Robert Fleming are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year, each adviser (as applicable) was paid management fees (net waivers) as a percentage of average net assets as follows:

                                  FISCAL
 FUND                             YEAR END           %
----------------------------------------------------------
 BALANCED FUND                    12/31            0.50

 CAPITAL GROWTH FUND              10/31            0.40

 CORE EQUITY FUND                 12/31            0.50

 DISCIPLINED EQUITY
 FUND                             5/31             0.35

 DIVERSIFIED FUND                 6/30             0.55

 DYNAMIC SMALL CAP
 FUND                             10/31            0.65

 EQUITY GROWTH FUND               12/31            0.50

 EQUITY INCOME FUND               12/31            0.40

 GROWTH & INCOME FUND             10/31            0.40

 MID CAP VALUE FUND               9/30             0.70

 SMALL CAP EQUITY FUND            10/31            0.65

 SMALL CAP GROWTH FUND            9/30             0.80

 U.S. EQUITY FUND                 5/31             0.40

 U.S. SMALL COMPANY
 FUND                             5/31             0.60

 U.S. SMALL COMPANY
 OPPORTUNITIES FUND               5/31             0.60

PORTFOLIO MANAGERS

BALANCED FUND
Henry Lartigue and Jeff Phelps, Portfolio Manager at JPMFAM (USA), are responsible for the equity portion of the portfolio. ________________________ _____________________________________ is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since August of 1999. Mr. Phelps has managed the equity portion of the portfolio since October 1999. Mr. Phelps joined JPMFAM (USA) in 1997. Prior to joining JPMFAM (USA), he was employed by Houston Industries.

CAPITAL GROWTH FUND
Chris Matlock, Portfolio Manager at JPMFAM (USA) and Mr. Heintz are responsible for management of the Fund's portfolio. Mr. Matlock has worked at JPMFAM (USA) since 1994 in numerous investment management roles. Prior to joining JPMFAM (USA) he worked at Hollywood Marine, Inc. and KPMG Peat Marwick in a finance capacity. Both have been managing the Fund since August 1999. Robert Heintz, Managing Director and Director of Equity Management, and Research at JPMFAM (USA), has worked at JPMFAM (USA) since 1983 in a variety of investment management positions. Before joining JPMFAM (USA) he worked at The Bank of New York as a Portfolio Manager.

CORE EQUITY FUND
Mr. Lartigue has managed the portfolio since January of 1996. Since January 1999 the funds have been co-managed with Mr. Phelps. Please see above for information on Messrs. Lartigue and Phelps.

DISCIPLINED EQUITY FUND
The portfolio management team is led by Joseph Gill, vice president, Timothy J. Devlin, vice president, and Nanette Buziak, vice president. [Bio for Joseph Gill] Mr. Devlin has been at JPMIM since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. Ms. Buziak has been at JPMIM since March of 1997 and prior to that was an index arbitrage trader and convertible bond portfolio manager at First Marathon America Inc.

DISCIPLINED EQUITY VALUE FUND
The portfolio management team is led by Timothy J. Devlin, vice president, Joseph Gill, vice president, and Ralph Zingune, vice president. [Bio for Ralph Zingune]. Please see above information on Messrs. Gill and Devlin.

DIVERSIFIED FUND
The portfolio management team is led by John M. Devlin, vice president, who joined the team in December of 1993 and has been at JPMIM since 1986, and Anne Lester, vice president, who joined the team in June of 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the Product Development group and as a fixed income and currency trader and portfolio manager in Milan.

DYNAMIC SMALL CAP FUND
Mr. Lartigue and Juliet Ellis, Senior Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. Before joining JPMFAM (USA), she worked for Merrill Lynch, Pierce,

Fenner & Smith as a financial consultant. Both have been managing the Fund since August 1999. Please see above for information on Mr. Lartigue.

EQUITY GROWTH FUND
Mr. Lartigue has managed the portfolio since July of 1994. Please see above for information on Mr. Lartigue.

EQUITY INCOME FUND
Mr. Heintz has been managing the Fund since inception. Please see above for information on Mr. Heintz.

GROWTH AND INCOME FUND
Mr. Heintz and Stephen J. O'Keefe, CFA, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund. Mr. O'Keefe joined JPMFAM (USA) in 1989. Prior to joining JPMFAM (USA), he held a position as Quantitative Analyst for the investment division of American General. Both have been managing the Fund since August 1999. Please see above for information on Mr. Heintz.

MID CAP VALUE FUND
Jonathan Kendrew Llewelyn Simon, serves as portfolio manager to the Mid Cap Value Fund. Mr. Simon has worked as a portfolio manager with various affiliates of Robert Fleming Inc., the adviser, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc.

SMALL CAP EQUITY FUND
Mr. Lartigue and Ms. Ellis are responsible for management of the Fund. Both have been managing the Fund since August 1999. Please see above for information on Mr. Lartigue and Ms. Ellis.

SMALL CAP GROWTH FUND
Christopher Mark Vyvyan Jones, serves as portfolio manager to the Small Cap Growth Fund. Mr. Jones has worked as a portfolio manager with various affiliates of Robert Fleming Inc., the adviser, since 1982 and is currently a Director of Robert Fleming Inc. Mr. Jones is head of the adviser's Small Company Investment Team.

U.S. EQUITY FUND
The portfolio management team is led by Henry D. Cavanna, managing director, and James H. Russo, vice president and CFA. Mr. Cavanna has been at JPMIM since 1971. He served as manager of U.S. equity portfolios prior to managing the Fund. Mr. Russo has been at JPMIM since 1994. Previously he served in the equity research group as an analyst covering consumer cyclical stocks.

U.S. SMALL COMPANY FUND
The portfolio management team is led by Marian U. Pardo, managing director, and Carolyn Jones, vice president. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Jones has been with JPMIM since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMIM's private banking group and as a product specialist at Merrill Lynch Asset Management.

U.S. SMALL COMPANY OPPORTUNITIES FUND
The portfolio management team is led by Marian U. Pardo, Saira Durcanin and Carolyn Jones. See above for information on Ms. Pardo, Ms. Durcanin and Ms. Jones.

THE FUNDS' ADMINISTRATOR
Either Morgan Guaranty Trust Company of New York (Morgan Guaranty) or Chase provides administrative services and oversees each Fund's other service providers. Morgan Guaranty is the administrator for the Disciplined Equity, Disciplined Equity Value, Diversified, U.S. Equity, U.S. Small Company and U.S. Small Company Opportunities Funds. Chase is the administrator for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, Mid Cap Value, Small Cap Equity, and Small Cap Growth Funds. The administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the shares of each Fund held by investors serviced by the shareholder servicing agent. The Small Cap Growth Fund can only pay fees to shareholder servicing agents other than Morgan and Chase.

J.P. Morgan Fund Distributors, Inc. (JPFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

The advisers and/or JPFD, may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

HOW YOUR ACCOUNT WORKS


ABOUT SALES CHARGES
You must pay a sales charge to buy shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

This prospectus offers Class A, B and C Shares of the Funds.

Different charges are associated with each class of shares:

- If you choose to invest in Class A Shares, you must pay a sales charge when you invest.

- If you choose to invest in Class B Shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C Shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the tables show, the sales charge decreases as your investment increases. The public offering price of Class A Shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.

Shareholders of the former J.P.Morgan U.S. Equity Fund - Advisor Series who received their Class A shares as a result of a fund reorganization in August, 2001, will not pay sales loads on subsequent purchases of Class A Shares in the U.S. Equity Fund or any other JPMorgan Fund.

TOTAL SALES CHARGE

                                AS % OF THE        AS %
                                OFFERING           OF NET
 AMOUNT OF                      PRICE              AMOUNT
 INVESTMENT                     PER SHARE          INVESTED
-------------------------------------------------------------
LESS THAN $100,000              5.75%              6.10%

$100,000 BUT UNDER $250,000     3.75%              3.90%

$250,000 BUT UNDER $500,000     2.50%              2.56%

$500,000 BUT UNDER
$1 MILLION                      2.00%              2.04%

There is no sales charge for investments of $1 million or more.

CLASS B SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B Shares automatically convert into Class A Shares at the beginning of the ninth year after you bought them.

 YEAR                DEFERRED SALES CHARGE
---------------------------------------------
 1                   5%

 2                   4%

 3                   3%

 4                   3%

 5                   2%

 6                   1%

 7                   NONE

 8                   NONE

We calculate the deferred sales charge from the month you buy your shares.

We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or the current value of the shares. The deferred sales charge on Class C Shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your charges. We always sell the shares with the lowest deferred sales charge first.

Like Class B Shares, Class C Shares have higher combined distribution and service fees. Unlike Class B Shares, Class C Shares are never converted to Class A Shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B Shares.

GENERAL
J.P. Morgan Fund Distributors, Inc. (JPFD) is the distributor for the Funds. It's a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase. The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A Shares and up to 0.75% of the average daily net assets attributed to Class B Shares and Class C Shares, as applicable.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B Shares.

Class A Shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

Class C Shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A Shares. These fees appear in the table called Annual Fund operating expenses for each Fund.

Your investment representative may be able to advise you about the best class of shares for you

BUYING FUND SHARES
You can buy shares in three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER,
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. There's more on the Systematic Investment Plan later in this document.

Whether you choose Class A, Class B or Class C Shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange (NYSE). Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we'll process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:
-------------------------------------------------------------------------
 THE JPMORGAN FUNDS SERVICE CENTER
-------------------------------------------------------------------------
 1-800-348-4782
-------------------------------------------------------------------------

 TYPE OF                 INITIAL         ADDITIONAL
 ACCOUNT                 INVESTMENT      INVESTMENTS
-------------------------------------------------------
 REGULAR ACCOUNT         $2,500          $100

 SYSTEMATIC INVESTMENT
 PLAN                    $1,000          $100

 IRAS                    $1,000          $100

 SEP-IRAS                $1,000          $100

 EDUCATION IRAS          $1,000          $100

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell these shares until 15 calendar days after such shares were purchased. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Funds will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.

Or

Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER,
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

THROUGH A SYSTEMATIC WITHDRAW PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders.

You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the NYSE, each Fund will send you the proceeds the next business day. We will accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange money from one JPMorgan account to another of the same class. Call the JPMorgan Funds Service Center for details.

If you exchange Class B shares of a Fund for Class B shares of another JPMorgan Fund, or Class C for Class C, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the balance falls below $500 for 30 days because you have sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 day's notice before closing your account.

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class B and Class C of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Balanced, Core Equity, Disciplined Equity, Disciplined Equity Value Fund, Diversified, Equity Growth, Equity Income, Growth and Income, and U.S. Equity Funds generally distribute net investment income at least quarterly. The Capital Growth, Dynamic Small Cap, Small Cap Equity, U.S. Small Company and U.S. Small Company Opportunities Funds generally distribute net investment income at least semi annually. The Mid-Cap Value and Small Cap Growth Funds generally distribute net investment income at least annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.



ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby a fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby a fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar- denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:


CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

X    Permitted (and if applicable, percentage of net assets limitation)

O    Permitted, but not typically used

                                                                                        DISCIPLINED                DYNAMIC
                                                        CAPITAL    CORE   DISCIPLINED      EQUITY                   SMALL    EQUITY
    PRINCIPAL TYPES OF RISK                  BALANCED    GROWTH   EQUITY     EQUITY        VALUE     DIVERSIFIED     CAP     GROWTH
------------------------------------------------------------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES
 credit, interest rate, market,
 prepayment                                      X          O        O          O                         X           O         O

 BANK OBLIGATIONS
 credit, currency, liquidity,
 political                                       X          X        X          X            X            X           X         X

 COMMERCIAL PAPER
 credit, currency, interest rate,
 liquidity, market, political                    X          O        O          O            X            X           O         O

 CONVERTIBLE SECURITIES
 credit, currency, interest rate,
 liquidity, market, political,
 valuation                                       X          X        X          X            X            X           X         X

 CORPORATE BONDS
 credit, currency, interest rate,
 liquidity, market, political,
 valuation                                       X          O        O          O                         X           O         O

 MORTGAGES (DIRECTLY HELD)
 credit, environmental, extension,
 interest rate, liquidity, market,
 natural event, political,
 prepayment, valuation                           O          O        O          O                         O           O         O

 MORTGAGE-BACKED SECURITIES
 credit, currency, extension,
 interest rate, leverage, liquidity,
 market, political, prepayment                   X          O        O          O                         X           O         O

 MORTGAGE DOLLAR ROLLS
 currency, extension, interest rate,
 leverage, liquidity, market,
 political, prepayment                           X(1)       O        O          O                         X(1)        O         O

 PARTICIPATION INTERESTS
 credit, currency, extension,
 interest rate, liquidity,
 political, prepayment                           X          O        O          O                         X           O         O

 PRIVATE PLACEMENTS
 credit, interest rate, liquidity,
 market, valuation                               X          X        X          X            X            X           X         X

 REITS AND OTHER REAL-ESTATE RELATED
 INSTRUMENTS
 credit, interest rate, liquidity,
 market, natural event, prepayment,
 valuation                                       X          X        X          X            X            X           X         X

 REPURCHASE AGREEMENTS
 credit                                          X          X        X          X            X            X           X         X

 REVERSE REPURCHASE AGREEMENTS
 credit                                          X          O        O          O(1)         X(1)         O(1)        O         O

 SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF
 SUPRANATIONAL ORGANIZATIONS
 credit, currency, interest rate,
 market, political                               X          O        O          O            X            X           O         O

 SWAPS
 credit, currency, interest rate,
 leverage, market, political                     X          O        O          O            X            X           O         O

 TAX EXEMPT MUNICIPAL SECURITIES
 credit, interest rate, market,
 natural event, political                        O          O        O          O                         O           O         O

 U.S. GOVERNMENT SECURITIES
 interest rate                                   X          O        O          O            X            X           O         O

 ZERO COUPON, PAY-IN-KIND, AND DEFERRED
 PAYMENT SECURITIES
 credit, currency, interest rate,
 liquidity, market, political,
 valuation                                       X          O        O          O                         X           O         O

(1) All borrowing activities, including mortgage dollar rolls and reverse repurchase agreements, are subject to an aggregate limit of 33 1/3% of the Fund's total assets.


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

INVESTMENTS


This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.



ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby a fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby a fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar- denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.


RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:


CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

X    Permitted (and if applicable, percentage of net assets limitation)

O    Permitted, but not typically used

                                                                                                                          U.S.
                                                      GROWTH       MID            SMALL    SMALL               U.S.      SMALL
                                            EQUITY     AND         CAP             CAP      CAP       U.S.    SMALL     COMPANY
          PRINCIPAL TYPES OF RISK           INCOME    INCOME      VALUE           EQUITY   GROWTH    EQUITY  COMPANY  OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------
 ASSET-BACKED SECURITIES
 credit, interest rate, market,
 prepayment                                    O          O             O            O        O        O        O        O

 BANK OBLIGATIONS
 credit, currency, liquidity,
 political                                     X          X             X            X        X        X        X        X

 COMMERCIAL PAPER
 credit, currency, interest rate,
 liquidity, market, political                  O          O             O            O        O        O        O        O

 CONVERTIBLE SECURITIES
 credit, currency, interest rate,
 liquidity, market, political,
 valuation                                     X          X             X            X        X        X        X        X

 CORPORATE BONDS
 credit, currency, interest rate,
 liquidity, market, political,
 valuation                                     O          O             O            O        O        O        O        O

 MORTGAGES (DIRECTLY HELD)
 credit, environmental, extension,
 interest rate, liquidity, market,
 natural event, political,
 prepayment, valuation                         O          O             O            O        O        O        O        O

 MORTGAGE-BACKED SECURITIES
 credit, currency, extension,
 interest rate, leverage,
 liquidity, market, political,
 prepayment                                    O          O             O            O        O        O        O        O

 MORTGAGE DOLLAR ROLLS
 currency, extension, interest
 rate, leverage, liquidity, market,
 political, prepayment                         O          O             O            O        O        O        O        O

 PARTICIPATION INTERESTS
 credit, currency, extension,
 interest rate, liquidity,
 political, prepayment                         O          O             O            O        O        O        O        O

 PRIVATE PLACEMENTS
 credit, interest rate, liquidity,
 market, valuation                             X          X             X            X        X        X        X        X

 REITS AND OTHER REAL-ESTATE RELATED
 INSTRUMENTS
 credit, interest rate, liquidity,
 market, natural event, prepayment,
 valuation                                     X          X             X            X        X        X        X        X

 REPURCHASE AGREEMENTS
 credit                                        X          X             X            X        X        X        X        X

 REVERSE REPURCHASE AGREEMENTS
 credit                                        O          O             O            O        O        O(1)     O(1)     O(1)

 SOVEREIGN DEBT, BRADY BONDS, AND DEBT
 OF SUPRANATIONAL ORGANIZATIONS
 credit, currency, interest rate,
 market, political                             O          O             O            O        O        O        O        O

 SWAPS
 credit, currency, interest rate,
 leverage, market, political                   O          O             O            O        O        O        O        O

 TAX EXEMPT MUNICIPAL SECURITIES
 credit, interest rate, market,
 natural event, political                      O          O             O            O        O        O        O        O

 U.S. GOVERNMENT SECURITIES
 interest rate                                 O          O             O            O        O        O        O        O

 ZERO COUPON, PAY-IN-KIND, AND DEFERRED
 PAYMENT SECURITIES
 credit, currency, interest rate,
 liquidity, market, political,
 valuation                                     O          O             O            O        O        O        O        O

(1) All borrowing activities, including mortgage dollar rolls and reverse repurchase agreements, are subject to an aggregate limit of 33 1/3% of the Fund's total assets.



LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a fund manage risk.


POTENTIAL RISKS                       POTENTIAL REWARDS                POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

/ / When a Fund buys securities       / / The Funds can take          / / The Funds segregates liquid assets to
    before issue or for delayed       advantage of attractive         offset leverage risks
    delivery, it could be exposed     transaction opportunities
    to leverage risk if it does
    not segregate liquid assets


SHORT-TERM TRADING

/ / Increased trading would raise     / / The Funds could realize     / / The Funds generally avoid short-term
a Fund's brokerage and related        gains in a short period of      trading, except to take advantage of attractive
costs                                 time                            or unexpected opportunities or to meet demands
                                                                      generated by shareholder activity
/ / Increased short-term capital      / / The Funds could protect
gains distributions would             against losses if a stock
raise shareholders' income            is overvalued and its value
tax liability                         later falls


DERIVATIVES

/ / Derivatives such as futures,      / / Hedges that correlate       / / The Funds use derivatives, such as futures,
options, swaps, and forward           well with underlying            options, swaps and forward foreign currency
foreign currency contracts(1)         positions can reduce or         contracts, for hedging and for risk management
that are used for hedging the         eliminate losses at low cost    (i.e., to adjust duration or yield curve
portfolio or specific securities                                      exposure, or to establish or adjust exposure to
may not fully offset the              / / The Funds could make        particular securities, markets or currencies);
underlying positions and this         money and protect against       risk management may include management of a
could result in losses to a Fund      losses if management's          Fund's exposure relative to its benchmark.
that would not have otherwise         analysis proves correct         Certain Funds may also use derivatives to
occurred                                                              increase the Fund's gain
                                      / / Derivatives that
/ / Derivatives used for risk         involve leverage could          / / A Fund only establishes hedges that it
management or to increase the         generate substantial gains      expects will be highly correlated with
Fund's gain may not have the          at low cost                     underlying positions
intended effects and may result
in losses or missed opportunities                                      / / While the Funds may use derivatives that
                                                                       incidentally involve leverage, they do not use
/ / The counterparty to a                                              them for the specific purpose of leveraging
derivatives contract could default                                     their portfolio

/ / Derivatives that involve
leverage could magnify losses

/ / Certain types of derivatives
involve costs to the Funds which
can reduce returns


SECURITIES LENDING

/ / When a Fund lends a security,
there is a risk that the loaned       / / The Funds may enhance        / / Each adviser maintains a list of approved
securities may not be returned if     income through the               borrowers
the borrower or the lending agent     investment of the
defaults                              collateral received from         / / The Funds receive collateral equal to at
                                      the borrower                     least 100% of the current value of the
/ / The collateral will be                                             securities loaned
subject to the risks of the
securities in which it is invested                                     / / The lending agents indemnify the Funds
                                                                       against borrower default

                                                                       / / Each adviser's collateral investment
                                                                       guidelines limit the quality and duration of
                                                                       collateral investment to minimize losses

                                                                       / / Upon recall, the borrower must return the
                                                                       securities loaned within the normal settlement
                                                                       period



(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


POTENTIAL RISKS                       POTENTIAL REWARDS                        POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS

/ / Each Fund's share price and      / / Stocks have generally                  / / Under normal circumstances the Funds plan
performance will fluctuate in        outperformed more stable                  to remain fully invested, with at least 65% in
response to stock and/or bond        investments (such as bonds and            stocks; stock investments may include U.S. and
market movements                     cash equivalents) over the long           foreign common stocks, convertible securities,
                                     term                                      preferred stocks, trust or partnership
 / / Adverse market conditions                                                 interests, warrants, rights, REIT interests
may from time to time cause a         / / With respect to the                  and investment company securities
Fund to take temporary defensive     Diversified and Balanced Funds, a
positions that are inconsistent      diversified, balanced portfolio           / / A Fund seeks to limit risk through
with its principal investment        should mitigate the effects of            diversification
strategies and may hinder the        wide market fluctuations,
fund from achieving its              especially when stock and bond            / / During severe market downturns, each Fund
investment objective                 prices move in different                  has the option of investing up to 100% of
                                     directions                                assets in investment-grade short-term
                                                                               securities


MANAGEMENT CHOICES

/ / A Fund could underperform its    / / A Fund could outperform its           / / The advisers focus their active management
benchmark due to its securities      benchmark due to these same               on securities selection, the area where they
and asset allocation choices         choices                                   believe its commitment to research can most
                                                                               enhance returns


FOREIGN INVESTMENTS

/ / Currency exchange rate           / / Favorable exchange rate               / / The Funds anticipate that total foreign
movements could reduce gains or      movements could generate gains or         investments will not exceed 20% of assets (30%
create losses                        reduce losses                             for Equity Growth Fund and 10% for Small Cap
                                                                               Growth Fund)
 / / A Fund could lose money         / / Foreign investments, which
because of foreign government        represent a major portion of the          / / The Funds actively manage the currency
actions, political instability,      world's securities, offer                 exposure of their foreign investments relative
or lack of adequate and accurate     attractive potential performance          to their benchmarks, and may hedge back into
information                          and opportunities for                     the U.S. dollar from time to time (see also
                                     diversification                           "Derivatives"); these currency management
 / / Currency and investment                                                   techniques may not be available for certain
risks tend to be higher in           / / Emerging markets can offer            emerging markets investments
emerging markets; these markets      higher returns
also present higher liquidity and                                              / / The Diversified Fund anticipates that
valuation risks                                                                total foreign investments will not exceed 30%
                                                                               of assets and the Fund may invest in emerging
                                                                               markets


ILLIQUID HOLDINGS

/ / Each Fund could have             / / These holdings may offer more         / / No Fund may invest more than 15% of net
difficulty valuing these holdings    attractive yields or potential            assets in illiquid holdings
precisely                            growth than comparable widely
                                     traded securities                          / / To maintain adequate liquidity to meet
/ / Each Fund could be unable to                                               redemptions, each Fund may hold high quality
sell these holdings at the time                                                short-term securities (including repurchase
or price it desires                                                            agreements and reverse repurchase agreements)
                                                                               and, for temporary or extraordinary purposes,
                                                                               may borrow from banks up to 33 1/3% of the
                                                                               value of its total assets or draw on a line of
                                                                               credit

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods since shares were first offered. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds shown (assuming reinvestment of all dividends and distributions).

The following tables provide selected per share data and ratios for one Select Share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual and Semi-Annual Reports to Shareholders which are incorporated by reference into the Statement of Additional Information. Shareholders may obtain a copy of the reports by contacting the Funds or their Shareholder Servicing Agent.

This information has been audited, except as noted, by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements are included in the respective Fund's annual report, which are available upon request.

JPMORGAN BALANCED FUND^

                                                                                               CLASS  A
-----------------------------------------------------------------------------------------------------------------------------
                                                                               1/1/01
                                                                              THROUGH          YEAR ENDED          10/16/98*
PER SHARE OPERATING PERFORMANCE:                                              6/30/01     ---------------------     THROUGH
                                                                           (UNAUDITED)    12/31/00     12/31/99    12/31/98
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $30.23      $38.46       $34.51      $31.87
-----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                         --       0.76@        0.70@        0.10
      Net gains or losses in securities (both realized and unrealized)              --      (1.96)         4.05        3.95
                                                                                ------      -----         -----      ------
      Total from investment operations                                              --      (1.20)         4.75        4.05
   Less distributions:
      Dividends from net investment income                                          --        1.28         0.61        0.16
      Distributions from capital gains                                              --        5.75         0.19        1.25
                                                                                ------      -----         -----      ------
      Total dividends and distributions                                             --        7.03         0.80        1.41
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $30.23      $30.23       $38.46      $34.51
-----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                   0.00%      (2.80%)      13.94%      12.78%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                                $0          $2           $2          $1
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
Expenses                                                                         0.00%       1.25%        1.25%       1.25%
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                            0.00%       1.99%        1.94%       1.84%
-----------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                    0.00%       2.75%        3.34%     107.16%
-----------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits       0.00%       0.49%      (0.15%)   (104.07%)
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             0%        134%          45%         58%
-----------------------------------------------------------------------------------------------------------------------------


                                                                                 CLASS B     CLASS C
                                                                                 --------    --------

                                                                                2/16/01*    2/16/01*
                                                                                 THROUGH     THROUGH
PER SHARE OPERATING PERFORMANCE:                                                 6/30/01     6/30/01
                                                                             (UNAUDITED) (UNAUDITED)
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $29.69      $29.69
----------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                           --          --
      Net gains or losses in securities (both realized and unrealized)                --          --
                                                                                  ------      ------
      Total from investment operations                                                --          --
   Less distributions:
      Dividends from net investment income                                            --          --
      Distributions from capital gains                                                --          --
                                                                                  ------      ------
      Total dividends and distributions                                               --          --
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $29.69      $29.69
----------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                     0.00%       0.00%
====================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                                  $0          $0
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------
Expenses                                                                           0.00%       0.00%
----------------------------------------------------------------------------------------------------
Net investment income                                                              0.00%       0.00%
----------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                      0.00%       0.00%
----------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits         0.00%       0.00%
----------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                               0%          0%
----------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Balanced Fund.
  * Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
  # Short periods have been annualized.

JPMORGAN CAPITAL GROWTH FUND^

                                                                                                    CLASS A
                                                                                       -------------------------------------
                                                                                          11/01/00
                                                                                           THROUGH        YEAR ENDED
                                                                                          04/30/01    ----------------------
PER SHARE OPERATING PERFORMANCE:                                                       (UNAUDITED)    10/31/00     10/31/99
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                        $47.91      $42.85       $41.22
----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                                (0.09)@     (0.14)@      (0.20)@
      Net gains or losses in securities (both realized and unrealized)                      (2.18)       10.11         5.75
                                                                                           -------     -------      -------
      Total from investment operations                                                      (2.27)        9.97         5.55
   Distributions to shareholders from:
      Dividends from net investment income                                                      --          --           --
      Distributions from capital gains                                                        5.48        4.91         3.92
                                                                                           -------     -------      -------
      Total dividends and distributions                                                       5.48        4.91         3.92
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $40.16      $47.91       $42.85
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                             (4.46%)      25.81%       14.30%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                                     $  468     $   523      $   577
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------
Expenses                                                                                     1.35%       1.35%        1.30%
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                      (0.44%)     (0.32%)      (0.48%)
----------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                                  1.35%       1.35%        1.30%
----------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                                   (0.44%)     (0.32%)      (0.48%)
----------------------------------------------------------------------------------------------------------------------------

                                                                                                  CLASS A
                                                                                    -----------------------------------
                                                                                                  YEAR ENDED
                                                                                    -----------------------------------
PER SHARE OPERATING PERFORMANCE:                                                     10/31/98     10/31/97    10/31/96
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                   $46.76       $41.60      $35.65
----------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                            (0.12)      (0.02)@        0.15
      Net gains or losses in securities (both realized and unrealized)                 (0.52)        10.13        7.27
                                                                                      -------      -------      ------
      Total from investment operations                                                 (0.64)        10.11        7.42
   Distributions to shareholders from:
      Dividends from net investment income                                                --          0.15        0.12
      Distributions from capital gains                                                   4.90         4.80        1.35
                                                                                      -------      -------      ------
      Total dividends and distributions                                                  4.90         4.95        1.47
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                         $41.22       $46.76      $41.60
----------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                                                        (1.60%)      26.47%      21.48%
=======================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                               $   728      $   839     $   768
----------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------
Expenses                                                                                1.27%        1.31%       1.37%
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                 (0.24%)      (0.05%)       0.39%
----------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                             1.27%        1.31%       1.37%
----------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                              (0.24%)      (0.05%)       0.39%
----------------------------------------------------------------------------------------------------------------------

  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Capital Growth Fund.
  # Short periods have been annualized.

                                                                                                  CLASS B
                                                                        ------------------------------------------------------
                                                                                 11/01/00
                                                                                  THROUGH               YEAR ENDED
                                                                                 04/30/01    ----------------------------------
PER SHARE OPERATING PERFORMANCE:                                              (UNAUDITED)    10/31/00     10/31/99    10/31/98
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $46.20      $41.67       $40.38      $46.11
Income from investment operations:
      Net investment income                                                        (0.19)@     (0.35)@      (0.40)@      (0.29)
      Net gains or losses in securities (both realized and unrealized)             (2.10)        9.79         5.61      (0.54)
                                                                                   ------      ------       ------      ------
      Total from investment operations                                             (2.29)        9.44         5.21      (0.83)
   Distributions to shareholders from:
      Dividends from net investment income                                            --          --          --           --
      Distributions from capital gains                                              5.48        4.91         3.92        4.90
                                                                                   ------      ------       ------      ------
      Total dividends and distributions                                             5.48        4.91         3.92        4.90
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $38.43      $46.20       $41.67      $40.38
-------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                                                   (4.69%)      25.21%       13.71%     (2.08%)
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                           $  264     $   318      $   338     $   405
-------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                            1.85%       1.85%        1.80%       1.77%
-------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                              (0.94%)     (0.82%)      (0.98%)     (0.74%)
-------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                         1.85%       1.85%        1.80%       1.77%
-------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                           (0.94%)     (0.82%)      (0.98%)     (0.74%)
-------------------------------------------------------------------------------------------------------------------------------


                                                                                        CLASS B
------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED
                                                                                ----------------------
PER SHARE OPERATING PERFORMANCE:                                                10/31/97    10/31/96
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $41.21      $35.39
Income from investment operations:
      Net investment income                                                       (0.23)@     (0.08)
      Net gains or losses in securities (both realized and unrealized)            10.01        7.25
                                                                                  ------      ------
      Total from investment operations                                             9.78        7.17
   Distributions to shareholders from:
      Dividends from net investment income                                         0.08          --
      Distributions from capital gains                                             4.80        1.35
                                                                                  ------      ------
      Total dividends and distributions                                            4.88        1.35
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $46.11      $41.21
----------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                                                  25.85%      20.88%
=====================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                         $   422     $   334
----------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------
Expenses                                                                           1.81%       1.87%
----------------------------------------------------------------------------------------------------
Net investment income                                                             (0.56%)     (0.21%)
----------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                        1.81%       1.87%
----------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                          (0.56%)     (0.21%)
----------------------------------------------------------------------------------------------------

  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Capital Growth Fund.
  # Short periods have been annualized.

                                                                                                         CLASS C
                                                                             -------------------------------------------------------
                                                                                      11/01/00
                                                                                       THROUGH          YEAR ENDED         1/2/98**
                                                                                      04/30/01    ---------------------     THROUGH
PER SHARE OPERATING PERFORMANCE:                                                   (UNAUDITED)    10/31/00     10/31/99    10/31/98
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                    $45.76      $41.31       $40.03      $42.81
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                            (0.18)@     (0.35)@      (0.39)@      (0.09)
      Net gains or losses in securities (both realized and unrealized)                  (2.09)        9.71         5.59      (2.69)
                                                                                       -------     -------      -------      ------
      Total from investment operations                                                  (2.27)        9.36         5.20      (2.78)
   Distributions to shareholders from:
      Dividends from net investment income                                                  --         --           --          --
      Distributions from capital gains                                                    5.48        4.91         3.92         --
                                                                                       -------     -------      -------      ------
      Total dividends and distributions                                                   5.48        4.91         3.92         --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                          $38.01      $45.76       $41.31      $40.03
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (1)                                                                        (4.69%)      25.25%       13.81%     (6.49%)
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)                                                   $  5         $ 5         $  6         $ 4
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                                 1.85%       1.85%        1.80%       1.73%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                  (0.94%)     (0.82%)      (0.97%)     (0.59%)
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                                              1.85%       1.85%        1.80%       1.73%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                               (0.94%)     (0.82%)      (0.97%)     (0.59%)
------------------------------------------------------------------------------------------------------------------------------------

 ** Commencement of offering class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Capital Growth Fund.
  # Short periods have been annualized.

JPMORGAN CORE EQUITY FUND^

                                                                         CLASS A                         CLASS B      CLASS C
                                                     ----------------------------------------------      --------     --------
                                                          1/1/01                                         2/16/01*     2/16/01*
                                                         THROUGH        YEAR ENDED         9/10/98*       THROUGH      THROUGH
                                                         6/30/01   --------------------     THROUGH       6/30/01      6/30/01
PER SHARE OPERATING PERFORMANCE:                     (UNAUDITED)   12/31/00    12/31/99    12/31/98   (UNAUDITED)  (UNAUDITED)
---------------------------------------------------------------------------------------------------      --------     --------
Net asset value, beginning of period                      $26.30     $32.19      $26.52      $21.49        $25.46       $25.46
---------------------------------------------------------------------------------------------------      --------     --------
   Income from investment operations:
      Net investment income                                   --     (0.05)     (0.05)@          --            --           --
      Net gains or losses in securities (both
        realized and unrealized)                              --     (3.96)        6.28        6.22            --           --
                                                     -----------   --------    --------    --------      --------     --------

      Total from investment operations                        --     (4.01)        6.23        6.22            --           --
   Less distributions:
      Dividends from net investment income                    --         --        0.01        0.02            --           --
      Distributions from capital gains                        --       1.88        0.55        1.17            --           --
                                                     -----------   --------    --------    --------      --------     --------
      Total dividends and distributions                       --       1.88        0.56        1.19            --           --
---------------------------------------------------------------------------------------------------      --------     --------
Net asset value, end of period                            $26.30     $26.30      $32.19      $26.52        $25.46       $25.46
---------------------------------------------------------------------------------------------------      --------     --------
TOTAL RETURN(1)                                            0.00%    (12.19%)     23.59%      29.08%         0.00%        0.00%
===================================================================================================      ========     ========
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------      --------     --------
Net assets, end of period (millions)                          $0         $9          $6          $1            $0           $0
---------------------------------------------------------------------------------------------------      --------     --------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------      --------     --------
Expenses                                                   0.00%      1.24%       1.24%       1.23%         0.00%        0.00%
---------------------------------------------------------------------------------------------------      --------     --------
Net investment income                                      0.00%    (0.25%)     (0.13%)     (0.03%)         0.00%        0.00%
---------------------------------------------------------------------------------------------------      --------     --------
Expenses without waivers, reimbursements and
  earnings credits                                         0.00%      1.80%       3.02%     140.46%         0.00%        0.00%
---------------------------------------------------------------------------------------------------      --------     --------
Net investment income without waivers,
  reimbursements and earnings credits                      0.00%    (0.81%)     (1.89%)   (139.26%)         0.00%        0.00%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       0%                   11%~         32%            0%           0%
------------------------------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Core Equity Fund.
  * Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
  ~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999.
    After August 11, 1999, all the fund's investable assets were invested in CEP (see Note 1), and the portfolio turnover rate is disclosed at the Portfolio level.
  # Short periods have been annualized.

JPMORGAN DYNAMIC SMALL CAP FUND^

                                                                                           CLASS A
                                                                  ------------------------------------------------------------
                                                                     11/01/00
                                                                      THROUGH        YEAR ENDED             YEAR      5/19/97*
                                                                      4/30/01    -------------------       ENDED       THROUGH
PER SHARE OPERATING PERFORMANCE:                                  (UNAUDITED)    10/31/00   10/31/99    10/31/98      10/31/97
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 24.54      $15.98     $12.79      $13.85        $10.00
------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                           (0.09)@     (0.22)@     (0.15)      (0.09)        (0.04)
      Net gains or losses in securities (both realized and
        unrealized)                                                    (5.36)        8.78       3.34      (0.97)          3.89
                                                                  -----------    --------   --------    --------      --------
      Total from investment operations                                 (5.45)        8.56       3.19      (1.06)          3.85
   Distributions to shareholders from:
      Dividends from net investment income                               --            --        --         --              --
      Distributions from capital gains                                   3.38          --        --         --              --
                                                                  -----------    --------   --------    --------      --------
      Total dividends and distributions                                  3.38          --        --         --              --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 15.71      $24.54     $15.98      $12.79        $13.85
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      (23.27%)      53.57%     24.94%     (7.65%)        38.50%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                  $142        $154        $78         $62           $43
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                1.50%       1.50%      1.49%       1.50%         1.49%
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 (1.04%)     (0.99%)    (0.95%)     (0.91%)       (1.16%)
------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits           1.64%       1.76%      1.89%       1.83%         2.38%
------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements
   and earnings credits                                               (1.18%)     (1.25%)    (1.35%)     (1.24%)       (2.05%)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   22%         87%        92%         68%            7%
------------------------------------------------------------------------------------------------------------------------------

                                                                                           CLASS B
                                                                  ------------------------------------------------------------
                                                                     11/01/00
                                                                      THROUGH               YEAR ENDED                5/19/97*
                                                                      4/30/01    --------------------------------     THROUGH
PER SHARE OPERATING PERFORMANCE:                                  (UNAUDITED)    10/31/00    10/31/99    10/31/98     10/31/97
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 23.96      $15.71      $12.67      $13.81       $10.00
------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                           (0.14)@     (0.40)@      (0.27)      (0.17)       (0.06)
      Net gains or losses in securities (both realized and
        unrealized)                                                    (5.22)        8.65        3.31      (0.97)         3.87
                                                                  -----------    --------    --------    --------      --------
      Total from investment operations                                 (5.36)        8.25        3.04      (1.14)         3.81
   Distributions to shareholders from:
      Dividends from net investment income                                 --          --          --         --           --
      Distributions from capital gains                                   3.38          --          --         --           --
                                                                  -----------    --------    --------    --------      --------
      Total dividends and distributions                                  3.38          --          --         --           --
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $ 15.22      $23.96      $15.71      $12.67       $13.81
------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                      (23.48%)      52.51%      23.99%     (8.25%)       38.10%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions)                                   $83        $110         $66         $57          $38
------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                2.14%       2.20%       2.23%       2.24%        2.24%
------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 (1.67%)     (1.69%)     (1.69%)     (1.65%)      (1.93%)
------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits           2.14%       2.26%       2.39%       2.33%        2.88%
------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements
   and earnings credits                                               (1.67%)     (1.75%)     (1.85%)     (1.74%)      (2.57%)
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                   22%         87%         92%         68%           7%
------------------------------------------------------------------------------------------------------------------------------

  * Commencement of operations.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Small Cap Opportunities Fund
  # Short periods have been annualized.

                                                                                                    CLASS C
                                                                              --------------------------------------------------
                                                                                 11/01/00
                                                                                  THROUGH          YEAR ENDED           1/7/98**
                                                                                  4/30/01    ------------------------    THROUGH
PER SHARE OPERATING PERFORMANCE:                                              (UNAUDITED)     10/31/00     10/31/99     10/31/98
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $ 23.93       $15.69       $12.66       $13.17
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                       (0.14)@      (0.35)@       (0.26)       (0.08)
      Net gains or losses in securities (both realized and
        unrealized)                                                                (5.22)         8.59         3.29       (0.43)
                                                                              -----------     --------     --------     --------
      Total from investment operations                                             (5.36)         8.24         3.03       (0.51)
   Distributions to shareholders from:
      Dividends from net investment income                                             --           --           --          --
      Distributions from capital gains                                               3.38           --           --          --
                                                                              -----------     --------     --------     --------
      Total dividends and distributions                                              3.38           --           --          --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $ 15.19       $23.93       $15.69       $12.66
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                                  (23.51%)       52.52%       23.93%      (3.87%)
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                               $11          $14           $6           $5
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
Expenses                                                                            2.14%        2.20%        2.23%        2.24%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                             (1.68%)      (1.69%)      (1.69%)      (1.55%)
--------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                       2.14%        2.26%        2.39%        2.29%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits        (1.68%)      (1.75%)      (1.85%)      (1.60%)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                               22%          87%          92%          68%
--------------------------------------------------------------------------------------------------------------------------------

 ** Commencement of offering class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Small Cap Opportunities Fund.
  # Short periods have been annualized.
  + Amounts round to less than one million.
  ^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMORGAN EQUITY GROWTH FUND^

                                                                      CLASS A                         CLASS B      CLASS C
                                                   ----------------------------------------------   -----------  -----------
                                                        1/1/01                                         2/16/01*     2/16/01*
                                                       THROUGH        YEAR ENDED         8/13/98*       THROUGH      THROUGH
                                                       6/30/01   -------------------     THROUGH       6/30/01      6/30/01
PER SHARE OPERATING PERFORMANCE:                   (UNAUDITED)   12/31/00    12/31/99    12/31/98   (UNAUDITED)  (UNAUDITED)
-------------------------------------------------------------------------------------------------   -----------  -----------
Net asset value, beginning of period                    $43.12     $67.85      $52.30      $45.57        $41.84       $41.84
-------------------------------------------------------------------------------------------------   -----------  -----------
   Income from investment operations:
      Net investment income                                 --    (0.42)@     (0.29)@      (0.02)            --           --
      Net gains or losses in securities (both
        realized and unrealized)                            --    (16.14)       16.75        8.53            --           --
                                                   -----------   --------    --------    --------   -----------  -----------
      Total from investment operations                      --    (16.56)       16.46        8.51            --           --
   Less distributions:
      Dividends from net investment income                  --         --          --          --            --           --
      Distributions from capital gains                      --       8.17        0.91        1.78            --           --
                                                   -----------   --------    --------    --------   -----------  -----------
      Total dividends and distributions                     --       8.17        0.91        1.78            --           --
-------------------------------------------------------------------------------------------------   -----------  -----------
Net asset value, end of period                          $43.12     $43.12      $67.85      $52.30        $41.84       $41.84
-------------------------------------------------------------------------------------------------   -----------  -----------
TOTAL RETURN(1)                                          0.00%     (23.85%)     31.54%      18.80%         0.00%        0.00%
=================================================================================================   ===========  ===========
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------   -----------  -----------
Net assets, end of period (millions)                        $0        $24         $15          $1            $0           $0
-------------------------------------------------------------------------------------------------   -----------  -----------
RATIOS TO AVERAGE NET ASSETS:#
-------------------------------------------------------------------------------------------------   -----------  -----------
Expenses                                                 0.00%      1.24%       1.24%       1.25%         0.00%        0.00%
-------------------------------------------------------------------------------------------------   -----------  -----------
Net investment income                                    0.00%    (0.65%)     (0.48%)     (0.19%)         0.00%        0.00%
-------------------------------------------------------------------------------------------------   -----------  -----------
Expenses without waivers, reimbursements and
  earnings credits                                       0.00%      1.64%       2.34%       5.88%         0.00%        0.00%
-------------------------------------------------------------------------------------------------   -----------  -----------
Net investment income without waivers,
  reimbursements and earnings credits                    0.00%    (1.05%)     (1.58%)       4.82%         0.00%        0.00%
-------------------------------------------------------------------------------------------------   -----------  -----------
Portfolio turnover rate                                     0%                   15%~         35%            0%           0%
----------------------------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Equity Growth Fund.
  * Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
  ~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999.
    After August 11, 1999, all the fund's investable assets were invested in EGP (see Note 1), and the portfolio turnover rate is disclosed at the Portfolio level.
  # Short periods have been annualized.

JPMORGAN EQUITY INCOME FUND^

                                                                           CLASS A                         CLASS B      CLASS C
                                                      -----------------------------------------------   -----------   -----------
                                                           1/1/01                                          2/16/01*      2/16/01*
                                                          THROUGH        YEAR ENDED          8/24/98*       THROUGH       THROUGH
                                                          6/30/01    --------------------     THROUGH       6/30/01       6/30/01
PER SHARE OPERATING PERFORMANCE:                      (UNAUDITED)    12/31/00    12/31/99    12/31/98   (UNAUDITED)   (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $35.35      $49.83      $46.23      $40.49        $34.41        $34.41
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                    --       0.17@       0.20@        0.06            --            --
      Net gains or losses in securities
        (both realized and unrealized)                         --      (2.66)        5.63        5.89            --            --
                                                      -----------    --------    --------    --------   -----------   -----------
      Total from investment operations                         --      (2.49)        5.83        5.95            --            --
   Less distributions:
      Dividends from net investment income                     --        0.18        0.23        0.07            --            --
      Distributions from capital gains                         --       11.81        2.00        0.14            --            --
                                                      -----------    --------    --------    --------   -----------   -----------
      Total dividends and distributions                        --       11.99        2.23        0.21            --            --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $35.35      $35.35      $49.83      $46.23        $34.41        $34.41
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                             0.00%     (4.09%)      12.70%      14.70%         0.00%         0.00%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                           $0          $5          $4          $1            $0            $0
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
Expenses                                                    0.00%       1.25%       1.24%       1.18%         0.00%         0.00%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                       0.00%       0.34%       0.42%       0.57%         0.00%         0.00%
---------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements
  and earnings credits                                      0.00%       1.94%       3.33%      37.61%         0.00%         0.00%
---------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers,
  reimbursements and earnings credits                       0.00%     (0.35%)     (1.67%)    (35.86%)         0.00%         0.00%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        0%         15%         16%          3%            0%            0%
---------------------------------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Equity Income Fund.
  * Commencement of offering of class of shares.
  @ Calculated based upon average shares outstanding.
  # Short periods have been annualized.

JPMORGAN GROWTH AND INCOME FUND^

                                                                                   CLASS A
                                                 -------------------------------------------------------------------------
                                                    11/01/00
                                                     THROUGH                          YEAR ENDED
                                                    04/30/01    ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                 (UNAUDITED)    10/31/00    10/31/99    10/31/98    10/31/97      10/31/96
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $40.71      $43.65      $43.24      $46.21      $39.21        $34.96
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                            0.09@       0.09@       0.18@       0.19@       0.35@          0.60
      Net gains or losses in securities
       (both realized and unrealized)                  (2.69)       3.31        5.07        3.59       10.18          5.96
                                                 -----------    --------    --------    --------    --------      --------
      Total from investment operations                 (2.60)       3.40        5.25        3.78       10.53          6.56
   Distributions to shareholders from:
      Dividends from net investment income              0.10        0.03        0.17        0.19        0.38          0.55
      Distributions from capital gains                  5.70        6.31        4.67        6.56        3.15          1.76
                                                 -----------    --------    --------    --------    --------      --------
      Total dividends and distributions                 5.80        6.34        4.84        6.75        3.53          2.31
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $32.31      $40.71      $43.65      $43.24      $46.21        $39.21
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                      (6.26%)       8.88%      12.82%       9.09%      28.84%        19.60%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)               $1,014      $1,131      $1,385      $1,499      $1,497        $1,591
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------
Expenses                                               1.30%       1.30%       1.26%       1.25%       1.27%         1.32%
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                  0.56%       0.23%       0.41%       0.44%       0.82%         1.46%
--------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements            1.30%       1.30%       1.26%       1.25%       1.27%         1.32%
--------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers
  and reimbursements                                   0.56%       0.23%       0.41%       0.44%       0.82%         1.46%
--------------------------------------------------------------------------------------------------------------------------

  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Growth and Income Fund.
  # Short periods have been annualized.

                                                                                   CLASS B
                                                 -------------------------------------------------------------------------
                                                    11/01/00
                                                     THROUGH                          YEAR ENDED
                                                    04/30/01    ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                 (UNAUDITED)    10/31/00    10/31/99    10/31/98    10/31/97      10/31/96
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $40.09      $43.25      $42.92      $45.96      $39.02        $34.81
--------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                            0.01@     (0.11)@     (0.04)@     (0.02)@       0.13@          0.37
      Net gains or losses in securities
        (both realized and unrealized)                (2.65)        3.26        5.04        3.54       10.13          5.98
                                                 -----------     --------    --------    --------    --------      --------
      Total from investment operations                (2.64)        3.15        5.00        3.52       10.26          6.35
   Distributions to shareholders from:
      Dividends from net investment income              0.02          --          --          --        0.17          0.38
      Distributions from capital gains                  5.70        6.31        4.67        6.56        3.15          1.76
                                                 -----------     -------    --------    --------    --------      --------
      Total dividends and distributions                 5.72        6.31        4.67        6.56        3.32          2.14
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $31.73      $40.09      $43.25      $42.92      $45.96        $39.02
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                      (6.50%)       8.32%      12.29%       8.52%      28.20%        19.02%
==========================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                 $306        $409        $528        $542        $489          $370
--------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------
Expenses                                               1.80%       1.80%       1.76%       1.75%       1.77%         1.81%
--------------------------------------------------------------------------------------------------------------------------
Net investment income                                  0.06%     (0.27%)     (0.09%)     (0.06%)       0.31%         0.95%
--------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements            1.80%       1.80%       1.76%       1.75%       1.77%         1.81%
--------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers
  and reimbursements                                   0.06%     (0.27%)     (0.09%)     (0.06%)       0.31%         0.95%
--------------------------------------------------------------------------------------------------------------------------

  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Growth and Income Fund.
  # Short periods have been annualized.

                                                                               CLASS C
                                                           ------------------------------------------------
                                                              11/01/00
                                                               THROUGH          YEAR ENDED        1/2/98**
                                                              04/30/01    --------------------     THROUGH
PER SHARE OPERATING PERFORMANCE:                           (UNAUDITED)    10/31/00    10/31/99    10/31/98
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $39.10      $42.34      $42.13      $41.64
----------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                      0.01@     (0.11)@     (0.03)@     (0.02)@
      Net gains or losses in securities
        (both realized and unrealized)                          (2.59)        3.18        4.94        0.68
                                                           -----------    --------    --------    --------
      Total from investment operations                          (2.58)        3.07        4.91        0.66
   Distributions to shareholders from:
      Dividends from net investment income                        0.03          --        0.03        0.09
      Distributions from capital gains                            5.70        6.31        4.67        0.08
                                                           -----------    --------    --------    --------
      Total dividends and distributions                           5.73        6.31        4.70        0.17
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $30.79      $39.10      $42.34      $42.13
----------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                (6.50%)       8.31%      12.29%       1.55%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                             $9          $9         $10          $5
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------
Expenses                                                          1.80%       1.80%       1.76%       1.72%
----------------------------------------------------------------------------------------------------------
Net investment income                                             0.06%     (0.27%)     (0.07%)     (0.05%)
----------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                       1.80%       1.80%       1.76%       1.72%
----------------------------------------------------------------------------------------------------------
Net investment income without waivers
  and reimbursements                                              0.06%     (0.27%)     (0.07%)    (0.05%)
----------------------------------------------------------------------------------------------------------

 ** Commencement of offering class of shares.
  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Growth and Income Fund.
  # Short periods have been annualized.

JPMORGAN SMALL CAP EQUITY FUND^

                                                                                      CLASS A
                                                     ------------------------------------------------------------------------
                                                      11/01/00
                                                       THROUGH                           YEAR ENDED
                                                      04/30/01     ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                    (UNAUDITED)    10/31/00    10/31/99    10/31/98    10/31/97      10/31/96
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $27.89      $22.77      $20.40      $23.57      $19.19         $15.07
   Income from investment operations:
      Net investment income                             (0.08)@     (0.20)@     (0.13)@     (0.11)      (0.05)          0.01
      Net gains or losses in securities
        (both realized and unrealized)                  (2.73)       7.97        2.67       (2.42)       4.72           4.32
                                                       ------      ------      ------      ------      ------         ------
      Total from investment operations                  (2.81)       7.77        2.54       (2.53)       4.67           4.33
   Distributions to shareholders from:
      Dividends from net investment income                 --          --          --          --          --           0.03
      Distributions from capital gains                   3.89        2.65        0.17        0.64        0.29           0.18
                                                       ------      ------      ------      ------      ------         ------
      Total dividends and distributions                  3.89        2.65        0.17        0.64        0.29           0.21
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $21.19      $27.89      $22.77      $20.40      $23.57         $19.19
-----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                        (10.04%)     37.10%      12.49%     (10.93%)     24.61%         29.06%
=============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                   $79         $93         $98        $133        $174           $145
-----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------
Expenses                                                 1.39%       1.44%       1.40%       1.38%       1.45%          1.50%
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                                   (0.76%)     (0.77%)     (0.59%)     (0.43%)     (0.23%)         0.03%
Expenses without waivers, reimbursements
  and earnings credits                                   1.39%       1.44%       1.40%       1.38%       1.45%          1.52%
Net investment income without waivers,
  reimbursements and earnings credits                   (0.76%)     (0.77%)     (0.59%)     (0.43%)     (0.23%)         0.01%
Portfolio turnover rate                                    23%         75%         92%         74%         55%            78%

  @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Small Cap Equity Fund.
  # Short periods have been annualized.

JPMORGAN SMALL CAP EQUITY FUND (CONTINUED)^

                                                                                       CLASS B
                                                   -------------------------------------------------------------------------
                                                      11/01/00
                                                       THROUGH                            YEAR ENDED
                                                      04/30/01    ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                   (UNAUDITED)    10/31/00    10/31/99    10/31/98    10/31/97      10/31/96
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $26.73      $22.06      $19.91      $23.19      $19.00        $15.01
----------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                            (0.16)@     (0.37)@     (0.28)@     (0.31)      (0.27)        (0.08)
      Net gain or losses in securities
        (both realized and unrealized)                 (2.64)       7.69        2.60       (2.33)       4.75          4.25
                                                       ------      ------      ------      ------      -----         -----
      Total from investment operations                 (2.80)       7.32        2.32       (2.64)       4.48          4.17
   Distributions to shareholders from:
      Dividends from net investment income               --          --
      Distributions from capital gains                  3.89        2.65        0.17        0.64        0.29          0.18
                                                       ------      ------      ------      ------      -----         -----
      Total dividends and distributions                 3.89        2.65        0.17        0.64        0.29          0.18
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $20.04      $26.73      $22.06      $19.91      $23.19        $19.00
----------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                       (10.49%)     36.17%      11.69%     (11.60%)     23.84%        28.04%
============================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                  $47         $57         $57         $80        $100           $73
----------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------
Expenses                                                2.13%       2.17%       2.12%       2.10%       2.16%         2.22%
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                  (1.50%)     (1.50%)     (1.31%)     (1.15%)     (0.94%)       (0.68%)
Expenses without waivers, reimbursements
  and earnings credits                                  2.13%       2.17%       2.12%       2.10%       2.16%         2.25%
Net investment income without waivers,
  reimbursements and earnings credits                  (1.50%)     (1.50%)     (1.31%)     (1.15%)     (0.94%)       (0.71%)
Portfolio turnover rate                                   23%         75%         92%         74%         55%           78%

 ** Commencement of offering of class of shares. @ Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^ Formerly Chase Vista Small Cap Equity Fund.
  # Short periods have been annualized.

                      This page intentionally left blank.

     HOW TO REACH US




MORE INFORMATION
You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64121-9392

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File Nos. for each Fund are:

Balanced Fund               811-5526
Capital Growth Fund         811-5151
Core Equity Fund            811-5526
Disciplined Equity Fund     811-7342
Disciplined Equity
  Value Fund                811-07795
Diversified Fund            811-7342
Dynamic Small Cap Fund      811-5151
Equity Growth Fund          811-5526
Equity Income Fund          811-5526
Growth and Income Fund      811-5151
Mid-Cap Value Fund          811-08189
Small Cap Equity Fund       811-5151
Small Cap Growth Fund       811-08189
U.S. Equity Fund            811-7342
U.S. Small Company Fund     811-7342
U.S. Small Company
  Opportunities Fund        811-7340



                   JPMorgan Funds Fulfillment Center
                           393 Manley Street
                    West Bridgewater, MA 02379-1039



       (C) 2001 JPMorgan Chase & Co. All Rights Reserved. March 2001

                                                                     RHI-EQ-701

                                                   PROSPECTUS SEPTEMBER __, 2001
                                      SUBJECT TO COMPLETION, DATED JULY 27, 2001


JPMORGAN FUNDS

THIS PROSPECTUS OFFERS: SELECT SHARES

BALANCED FUND
CAPITAL GROWTH FUND
CORE EQUITY FUND
DISCIPLINED EQUITY FUND
DIVERSIFIED FUND
DYNAMIC SMALL CAP FUND
EQUITY GROWTH FUND
EQUITY INCOME FUND
GROWTH AND INCOME FUND
MID CAP VALUE FUND
SMALL CAP EQUITY FUND
SMALL CAP GROWTH FUND
U.S. EQUITY FUND
U.S. SMALL COMPANY FUND
U.S. SMALL COMPANY OPPORTUNITIES FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING ASSET MANAGEMENT LOGO]

rhp-6894


[SIDENOTE]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Balanced Fund                                        1
Capital Growth Fund                                  6
Core Equity Fund                                    11
Disciplined Equity Fund                             15
Diversified Fund                                    19
Dynamic Small Cap Fund                              24
Equity Growth Fund                                  28
Equity Income Fund                                  32
Growth and Income Fund                              36
Mid Cap Value Fund                                  41
Small Cap Equity Fund                               46
Small Cap Growth Fund                               51
U.S. Equity Fund                                    56
U.S. Small Company Fund                             60
U.S. Small Company Opportunities Fund               64
The Funds' Management and Administration            68
How Your Account Works                              72
    Buying Fund Shares                              72
    Selling Fund Shares                             73
    Other Information Concerning the Funds          74
    Distributions and Taxes                         74
Risk and Reward Elements                            80
Financial Highlights                                82
How To Reach Us                             Back cover

JPMorgan BALANCED FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide a balance of current income and growth of capital.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund seeks a balance of current income and growth by using the following strategies:

- an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks.

- an active fixed-income management style that focuses primarily on domestic fixed-income securities.

J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM(USA)), the Fund's adviser, may adjust the portion of the Fund's assets that are invested in equity and fixed-income securities depending on their analysis of general market and economic conditions and trends, yields, interest rates and changes in monetary policies.

The Fund seeks growth of capital by normally investing 35% to 70% of its total assets in equity securities. The Fund invests primarily in companies with one or more of the following characteristics:

- projected rate of earnings growth that's equal to or greater than the equity markets in general

- return on assets and equity that's equal to or greater than the equity markets in general

- market capitalization equal to those within the universe of S&P 500 Index stocks at the time of purchase.

Market capitalization is the total market value of a company's shares. Equity securities include common stocks, preferred stocks, convertible securities and foreign securities which may take the form of American Depositary Receipts
(ADRs).

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes, and in variable rate securities, whose interest rates are changed periodically.

The Fund seeks current income by normally investing at least 25% of its total assets in U.S. government securities and

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT
A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

other fixed-income securities, including mortgage-backed securities. The Fund invests in fixed-income securities only if they are rated as investment grade or the adviser considers them to be comparable to investment grade.

The Fund may also invest in mortgage-related securities, collateralized mortgage obligations and real estate investment trusts. The Fund may also enter into "dollar rolls."

The Fund may invest any portion of its assets that aren't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser will focus on companies with strong earnings growth and high profitability levels. The Fund will also examine industry and company specific characteristics. The Fund's equity portion will emphasize growth sectors of the economy.

There is no restriction on the maturity of the Fund's debt portfolio or on any individual security in the portfolio. The Fund's adviser will adjust the maturity based on its outlook for the economy.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

The Fund's performance will also depend on the credit quality of its investments. Securities which are rated Baa3 by Moody's Investors Service, Inc. or BBB by Standard & Poor's Corporation may have fewer protective provisions and are generally more risky than higher-rated securities. The issuer may have trouble making principal and interest payments when difficult economic conditions exist.

Because the interest rate changes on floating and variable rate securities, the Fund's yield may decline and it may lose the opportunity for capital appreciation when interest rates decline.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.


[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares have varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, Lehman Aggregate Bond Index and Lehman Gov't/Credit Index, widely recognized market benchmarks, and the Lipper Balanced Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

                             YEAR-BY-YEAR RETURNS(1,2)
                                    1991                     24.16%
                                    1992                      5.32%
                                    1993                      6.01%
                                    1994                     -2.27%
                                    1995                     23.83%
                                    1996                     11.31%
                                    1997                     23.67%
                                    1998                     25.15%
                                    1999                     14.23%
                                    2000                     -2.55%

THE FUND'S YEAR-TO-DATE TOTAL       BEST QUARTER             13.34%
RETURN AS OF 6/30/01 WAS -4.98%.                  4th quarter, 1998

                                    WORST QUARTER            -4.84%
                                                  4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for the period ended December 31, 2000(1,3)

                                           PAST 1 YR.  PAST 5 YRS.  PAST 10 YRS.
BALANCED FUND (AFTER EXPENSES)             -2.55       13.91        12.40
S&P 500 INDEX (NO EXPENSES)                -9.10       18.33        17.44
LEHMAN GOV'T/CREDIT INDEX (NO EXPENSES)    11.85        6.24         8.00
LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)  11.63        6.46         7.96
LIPPER BALANCED FUNDS INDEX (NO EXPENSES)   2.39       11.80        12.45

(1)  THE FUND COMMENCED OPERATIONS ON 3/29/88.
(2)  THE FUND'S FISCAL YEAR END IS 12/31.
(3) IN THE PAST, THE FUND HAS COMPARED ITS PERFORMANCE TO THE LEHMAN GOV'T/CREDIT INDEX, BUT IN THE FUTURE, THE FUND INTENDS TO COMPARE ITS PERFORMANCE TO THE LEHMAN AGGREGATE BOND INDEX INSTEAD. IT IS BELIEVED THAT THE NEW BENCHMARK IS MORE APPROPRIATE SINCE IT MORE ACCURATELY REFLECTS THE FUND'S INVESTMENT STRATEGY.

INVESTOR EXPENSES FOR SELECT SHARES
The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                                          0.50%
DISTRIBUTION (RULE 12B-1) FEES                                           NONE
SHAREHOLDER SERVICE FEES                                                 0.25%
OTHER EXPENSES(3)                                                        0.31%
-------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                 1.06%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                 (0.06)%
-------------------------------------------------------------------------------
NET EXPENSES(4)                                                          1.00%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment

-  your investment has a 5% return each year

-  net expenses for one year and total operating expenses thereafter, and

-  all shares sold at the end of each time period.

The example is for comparison only; the actual return for the Select Shares and your actual costs may be higher or lower.

                        1 YR.    3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)           $102     $331     $579     $1,289

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

           JPMORGAN         CAPITAL GROWTH FUND

RISK/RETURN SUMMARY

FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND THEIR MAIN

RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES X - X.

THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in a broad portfolio of common stocks of companies with market capitalizations equal to those within a universe of S&P Mid Cap 400 Index at the time of purchase. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

JPMFAM (USA), the Fund's adviser, applies an active equity management style focused on investing in mid-sized companies. The Fund will focus on companies with high quality management with a leading or dominant position in a major product line, new or innovative products and service or process, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock section process which focuses on identifying attractively valued companies with positive business fundamentals.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities do not as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Class Shares, which will be renamed "Select" Class Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P MidCap 400 Index, a widely recognized market benchmark, and the Lipper Mid-Cap Core Funds Index.

The performance for the period before Select Shares were launched on 1/24/96 is based on the performance of Class A shares of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -2.82%.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)


                                         PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
 CAPITAL GROWTH FUND (AFTER EXPENSES)       14.60        16.23         19.49
 S&P MIDCAP 400 INDEX (NO EXPENSES)         17.50        20.41         19.86
 LIPPER MID-CAP CORE FUNDS
 INDEX (NO EXPENSES)                         6.26        16.17         17.94


(1) THE FUND COMMENCED OPERATIONS ON 1/24/96. FOR THE PERIOD 1/1/91 THROUGH 1/24/96, RETURNS REFLECT THE PERFORMANCE OF CLASS A SHARES OF THE FUND.

(2) THE FUND'S FISCAL YEAR END IS 10/31.


YEAR-BY-YEAR RETURNS(1,2)

[CHART]

           1991         70.74%
           1992         12.95%
           1993         20.17%
           1994         -1.31%
           1995         22.24%
           1996         24.64%
           1997         23.88%
           1998          5.93%
           1999         13.23%
           2000         14.60%


BEST QUARTER                  26.78%

            1st quarter, 1991

WORST QUARTER                -19.49%

            3rd quarter, 1998



INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.


ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)


 MANAGEMENT FEES                                                 0.40%
 DISTRIBUTION (RULE 12B-1) FEES                                   NONE
 SHAREHOLDER SERVICE FEES                                        0.25%
 OTHER EXPENSES(3)                                               0.41%
 TOTAL OPERATING EXPENSES                                        1.06%
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                        (0.13)
 NET EXPENSES(4)                                                 0.93%


EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return for the Select Shares and your actual costs may be higher or lower.


                                1 YR.      3 YRS.      5 YRS.      10 YRS.
 YOUR COST ($)                  $95        $324        $572        $1,282

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.93% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to maximize total investment return with an emphasis on long-term capital appreciation and current income while taking reasonable risk.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of S&P 500 stocks. The Fund normally invests at least 70% of its total assets in equity securities. Its equity investments may include convertible securities, preferred stocks and ADRs.

Although the Fund intends to invest primarily in investment-grade debt securities, it may also invest in investment-grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

The Fund seeks capital appreciation by emphasizing companies with a superior record of earnings growth relative to the equity markets in general or a projected rate of earnings growth that's greater than or equal to the equity markets.

In managing the Fund, the adviser seeks to earn current income and manage risk by focusing on larger companies with a stable record of earnings growth. In addition, it diversifies its portfolio across all sectors of the S&P 500. The Fund also emphasizes companies with return on assets and return on equity equal to or greater than the equity markets.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

- FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past seven calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Large-Cap Core Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -10.34%.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)


                                                                   LIFE
                                      PAST 1 YR.    PAST 5 YRS.   OF FUND
CORE EQUITY FUND (AFTER EXPENSES)      -11.99         18.46         15.39
S&P 500 INDEX (NO EXPENSES)             -9.10         18.33         17.11
LIPPER LARGE-CAP CORE FUNDS INDEX
(NO EXPENSES)                           -7.37         16.79         15.34


(1) THE FUND COMMENCED OPERATIONS ON 4/1/93.

(2) THE FUND'S FISCAL YEAR END IS 12/31.


YEAR-BY-YEAR RETURNS(1,2)

           1994         -4.03%
           1995         25.53%
           1996         22.54%
           1997         33.33%
           1998         30.95%
           1999         23.89%
           2000        -11.99%


BEST QUARTER                  22.97%
                 4th quarter, 1998
WORST QUARTER                -11.00%
                 4th quarter, 2000

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)


MANAGEMENT FEES                                                        0.50%
DISTRIBUTION (RULE 12B-1) FEES                                          NONE

SHAREHOLDER SERVICE FEES                                               0.25%
OTHER EXPENSES(3)                                                      0.30%

TOTAL OPERATING EXPENSES                                               1.05%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                               (0.05)%

NET EXPENSES(4)                                                        1.00%


EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.


                 1 YR.    3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $102     $329     $575    $1,278


(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMorgan DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard & Poor's 500 Stock Index (S&P 500).

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the S&P 500. The Fund does not look to overweight or underweight industries.

Within each industry, the Fund modestly overweights stocks that it considers undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, J.P. Morgan Investment Management, Inc. (JPMIM), the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH POTENTIAL FOR HIGHER RISK AND RETURN TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark. During these periods, the actual returns of Select Shares would have been lower than shown because Select Shares have higher expenses than Institutional Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.43%.

YEAR-BY-YEAR RETURNS(1,2)
           1998         32.35%
           1999         18.32%
           2000        -10.87%

BEST QUARTER      22.85%
       4th quarter, 1998

WORST QUARTER    -9.91%
      3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                 PAST 1 YR.   LIFE OF FUND
DISCIPLINED EQUITY FUND
(AFTER EXPENSES)                                    -10.87        15.45

S&P500 INDEX (NO EXPENSES)                          -9.11         15.79

(1) THE FUND COMMENCED OPERATIONS ON 1/3/97 AND RETURNS REFLECT PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES, THE PREDECESSOR TO THE SELECT SHARES, FROM 1/31/97. DURING THESE PERIODS, THE ACTUAL RETURNS OF SELECT SHARES WOULD HAVE BEEN LOWER THAN THOSE SHOWN BECAUSE SELECT SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL SHARES.

(2) THE FUND'S FISCAL YEAR END IS 5/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT SHARES

The estimated expenses of the Select Shares before and after reimbursement are shown below. The Select Shares has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                                         0.35%
DISTRIBUTION (RULE 12b-1) FEES                                           NONE
SHAREHOLDER SERVICE FEES                                                0.25%
OTHER EXPENSES(3)                                                       0.24%
TOTAL OPERATING EXPENSES                                                0.84%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                (0.09)%
NET EXPENSES(4)                                                         0.75%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                  1 YR.    3 YRS.   5 YRS.   10YRS.
YOUR COST ($)     $77      $240     $438    $1,011

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.73% FOR SELECT SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES. THIS ARRANGEMENT MAY END WHEN THESE FUND LEVEL SUBSIDIES ARE NO LONGER REQUIRED.

JPMORGAN DIVERSIFIED FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide a high total return from a diversified portfolio of stocks and bonds.

THE FUND'S MAIN INVESTMENT STRATEGY

Drawing on a variety of analytical tools, the portfolio management team allocates assets among various types of stock and bond investments, based on the following model allocation:

- 52% medium- and large-cap U.S. stocks

- 35% U.S. and foreign bonds

- 10% foreign stocks

- 3% small-cap U.S. stocks

The team may periodically increase or decrease the Fund's actual asset allocation according to the relative attractiveness of each asset class.

Within this asset allocation framework, the team selects the Fund's securities. With the stock portion of the portfolio, the Fund keeps its economic sector weightings in line with the markets in which it invests, while actively seeking the most attractive stocks within each sector. In choosing individual stocks, the team ranks them according to their relative value using a proprietary model that incorporates research from the adviser's worldwide network of analysts. Foreign stocks are chosen using a similar process, while also monitoring country allocation and currency exposure.

With the bond portion of the portfolio, the team uses fundamental, economic, and capital markets research to select securities. The team actively manages the mix of U.S. and foreign bonds while typically keeping duration -- a common measurement of sensitivity to interest rate movements -- within one year of the average for the U.S. investment-grade bond universe (currently about 5 years).

The Fund may also invest up to 25% of its assets in high-yield, non-investment grade securities rated BB, Ba or B.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may invest any portion of its assets that aren't in stocks or fixed-

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the Fund's management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

In managing the fixed income portion of the Fund, the adviser also employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock and bond markets as well as the performance of the companies selected for the Fund's portfolio.

Over the long term, investors can anticipate that the Fund's total return and volatility should exceed those of bonds but remain less than those of medium-and large-capitalization domestic stocks.

To the extent the portfolio invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. While the portfolio may engage in options, futures and foreign currency transactions for hedging or risk management purposes only, these transactions sometimes may reduce returns or increase volatility.

The Fund may invest in mid- and smallcapitalization companies. The securities of these companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. These companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The value of the Fund's fixed-income securities tends to fall when prevailing interest rates rise. Such a drop could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. That's because long-term debt securities are more sensitive to interest rate changes than other fixed-income securities.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past seven calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and the life of the Fund. It compares that performance to the Fund Benchmark and the S&P 500 Index. The Fund Benchmark is a composite benchmark of unmanaged indices that corresponds to the Fund's model allocation and that consists of the S&P 500 (52%), Russell 2000 (3%), Salomon Smith Barney Broad Investment Grade Bond (35%), and MSCI EAFE (10%) indices. During these periods, the actual returns of Select Shares would have been lower than shown because Select Shares have higher expenses than Institutional Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS(1,2)
           1994         0.93%
           1995        26.84%
           1996        13.68%
           1997        18.89%
           1998        18.60%
           1999        14.23%
           2000        -3.97%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -2.91%.

BEST QUARTER      13.48%
       4th quarter, 1998

WORST QUARTER     -6.13%
       3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                    PAST 1 YR.   PAST 5 YRS.   LIFE OF FUND
DIVERSIFIED FUND (AFTER EXPENSES)     -3.97         11.95         12.11
FUND BENCHMARK (NO EXPENSES)          -2.30         13.06         12.87
S&P 500 INDEX (NO EXPENSES)           -9.11         18.33         17.94

(1) THE FUND COMMENCED OPERATIONS ON 9/10/93 AND RETURNS REFLECT PERFORMANCE
    OF THE FUND'S INSTITUTIONAL SHARES, THE PREDECESSOR TO THE SELECT SHARES, FROM 9/30/93. DURING THESE PERIODS, THE ACTUAL RETURNS OF SELECT SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL SHARES.

(2) THE FUND'S FISCAL YEAR END IS 6/30.

ESTIMATED INVESTOR EXPENSES FOR SELECT SHARES

The estimated expenses of the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT
ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                             0.55%
DISTRIBUTION (RULE 12B-1) FEES              NONE
SHAREHOLDER SERVICE FEES                    0.25%
OTHER EXPENSES(3)                           0.26%
                                            -----
TOTAL OPERATING EXPENSES                    1.06%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)    (0.08)%
                                            -----
NET EXPENSES(4)                             0.98%
                                            -----

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                  1 YR.   3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $100     $312     $560    $1,271

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
    YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST
    COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.98% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04. THE TOTAL ANNUAL OPERATING EXPENSES ARE NOT EXPECTED TO EXCEED 0.91% FOR SELECT SHARES DUE TO CONTRACTUAL CAPS ON OTHER CLASSES OF SHARES WHICH REQUIRE FUND LEVEL SUBSIDIES.

JPMORGAN DYNAMIC SMALL CAP FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks capital growth over the long term.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600/BARRA Growth Index stocks. Market capitalization is the total market value of a company's shares.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

JPMFAM (USA), the Fund's adviser, applies an active equity management style focused on investing in small sized companies with strong earnings prospects that are increasing their market share. The Fund emphasizes companies with accelerating revenue growth, sustainable earnings trends, a strong management team and attractive profitability characteristics such as dominant market share, proprietary technology, new product cycle, barriers to entry and modest financial leverage.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying a stock in order to determine if the stock is still an attractive investment opportunity.

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and the life of the Fund. It compares that performance to the S&P SmallCap 600/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Small-Cap Growth Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]
YEAR-BY-YEAR RETURNS(1,2)

1998         13.46%
1999         30.19%
2000         11.91%

BEST QUARTER            24.06%
4th quarter, 1999
WORST QUARTER          -18.98%
3rd quarter, 1998

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -9.53%.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)


                                                                  LIFE
                                                    PAST 1 YR.    OF FUND
DYNAMIC SMALL CAP FUND (AFTER EXPENSES)                11.91    24.50
S&P SMALLCAP 600/BARRA GROWTH INDEX (NO EXPENSES)       0.57    11.87
LIPPER SMALL-CAP GROWTH FUNDS INDEX (NO EXPENSES)      -8.25    15.85

(1) THE FUND COMMENCED OPERATIONS ON 4/5/99. FOR THE PERIOD 1/1/98 THROUGH 4/5/99, RETURNS REFLECT THE PERFORMANCE OF CLASS A SHARES OF THE FUND.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                   0.65%
DISTRIBUTION (RULE 12B-1) FEES                     NONE
SHAREHOLDER SERVICE FEES                          0.25%
OTHER EXPENSES(3)                                 1.45%
TOTAL OPERATING EXPENSES                          2.35%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)          (1.25)%
NET EXPENSES(4)                                   1.10%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment
-  5% return each year
-  net expenses for one year and total operating expenses thereafter, and
-  all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                           1 YR.    3 YRS.    5 YRS.    10 YRS.
YOUR COST ($)              $112     $614     $1,142     $2,590

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.10% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

(5)  GROSS EXPENSES HAVE BEEN RESTATED FROM THE MOST RECENT FISCAL YEAR END.

JPMORGAN EQUITY GROWTH FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide capital appreciation. Producing current income is a secondary objective.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on strong earnings momentum and profitability within the universe of growth-oriented stocks. The Fund normally invests at least 70% of its total assets in equity securities.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, it may also invest in investment-grade debt securities.

The Fund may invest any portion of its assets that isn't in stocks or fixed-income securities in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMFAM (USA), the adviser, seeks capital appreciation by emphasizing the growth sectors of the economy. The adviser looks for companies with one or more of the following characteristics:

- projected earnings growth rate that's greater than or equal to the equity markets in general

- return on assets and return on equity equal to or greater than the equity markets in general

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

-  market capitalization of more than $500 million.

The adviser focuses on companies with strong earnings and high levels of profitability as well as positive industry or company characteristics.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-  WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
   PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Growth Index, a widely recognized market benchmark, and the Lipper Large-Cap Growth Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -11.56%.

[CHART]
YEAR-BY-YEAR RETURNS(1,2)

1991         31.69%
1992          6.43%
1993          2.48%
1994         -0.90%
1995         25.78%
1996         20.52%
1997         37.20%
1998         41.38%
1999         31.85%
2000        -23.65%

BEST QUARTER              27.40%
   4th quarter, 1998

WORST QUARTER            -17.83%
   4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                PAST 1 YR.  PAST 5 YRS.  PAST 10 YRS.
EQUITY GROWTH FUND (AFTER EXPENSES)               -23.65       18.67        15.47
S&P 500/BARRA GROWTH INDEX (NO EXPENSES)          -22.08       19.16        17.60
LIPPER LARGE-CAP GROWTH FUNDS INDEX (NO EXPENSES) -19.68       17.85        17.32

(1)  THE FUND COMMENCED OPERATIONS ON 3/29/88.

(2)  THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                  0.50%
DISTRIBUTION (RULE 12B-1) FEES                    NONE
SHAREHOLDER SERVICE FEES                         0.25%
OTHER EXPENSES(3)                                0.27%
TOTAL OPERATING EXPENSES                         1.02%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)         (0.02)%
NET EXPENSES(4)                                  1.00%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

-  $10,000 initial investment
-  5% return each year
-  net expenses for one year and total operating expenses thereafter, and
-  all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                                          1 YR.   3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)                              $102    $323     $561    $1,246

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED FOR THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMORGAN EQUITY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to invest in securities that provide both capital appreciation and current income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund uses an active equity management style which focuses on both earnings momentum and valuation within the universe of primarily income-oriented stocks. The Fund normally invests at least 65% of its total assets in equity securities.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities it may also invest in investment grade debt securities, high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

JPMFAM (USA), the adviser, seeks capital appreciation by targeting companies with attractive earnings momentum. It seeks current income by emphasizing companies with above-average dividend yield and a consistent dividend record. The Fund also emphasizes securities of companies with below-average market volatility and price/earnings ratios or a market capitalization of more than $500 million. The Fund combines growth and value styles of investing.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may invest in mid-capitalization companies. The securities of mid-capitalization companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Mid-capitalization companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Unsponsored depositary receipts may not provide as much information about the underlying issuer and may not carry the same voting privileges as sponsored depositary receipts.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark, and the Lipper Equity Income Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

YEAR-BY-YEAR RETURNS(1,2)
                                      1991                  22.10%
                                      1992                   5.61%
                                      1993                  12.34%
                                      1994                  -3.37%
                                      1995                  33.72%
                                      1996                  17.87%
                                      1997                  31.05%
                                      1998                  26.20%
                                      1999                  13.06%
                                      2000                  -3.85%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -8.78%.

     BEST QUARTER          18.89%
                4th quarter, 1998

          WORST QUARTER    -8.07%
                3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                     PAST 1 YR.  PAST 5 YRS.  PAST 10 YRS.
EQUITY INCOME FUND (AFTER EXPENSES)  -3.85       16.21       14.77
S&P 500 INDEX (NO EXPENSES)          -9.10       18.33       17.44
EQUITY INCOME (NO EXPENSES)           7.46       13.42       14.45

(1)  THE FUND COMMENCED OPERATIONS ON 3/29/88.

(2)  THE FUND'S FISCAL YEAR END IS 12/31.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                           0.40%
DISTRIBUTION (RULE 12B-1) FEES            NONE
SHAREHOLDER SERVICE FEES                  0.25%
OTHER EXPENSES(3)                         0.38%
-----------------------------------------------
TOTAL OPERATING EXPENSES                  1.03%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)   0.13%
-----------------------------------------------
NET EXPENSES(4)                           0.90%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return for the Select Shares and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
YOUR COST ($)                   $92        $315        $556        $1,248

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.90% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMORGAN GROWTH AND INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide capital growth over the long term and earn income from dividends.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in common stocks. JPMFAM (USA), the Fund's adviser, applies an active equity management style focused on identifying attractively valued stocks given their growth potential over a long-term time horizon. The securities held by the Fund will be of companies with market capitalizations equal to those within the universe of S&P 500 Index stocks. The adviser will emphasize companies which are leaders within leading industries. The Fund will also focus on companies with strong revenue gains and positive earnings trends. The Fund will also emphasize companies with low price-to-book and price-to-cash flows ratios. The Fund will seek to earn income by investing in companies that display or have the potential for displaying level or rising dividends.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, under normal market conditions, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS

JPMFAM (USA), the Fund's adviser, applies an active equity management style. The Fund will focus on companies with high quality management with a leading or dominant position in a major product line, new or innovative products and service or process, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources. The adviser uses a disciplined stock section process which focuses on identifying attractively valued companies with positive business fundamentals.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if the companies in which it invests do not pay dividends.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH AND INCOME POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and ten years. It compares that performance to the S&P 500/BARRA Value Index, a widely recognized market benchmark, which contains large companies with low price-to-book ratios relative to the S&P 500 Index, and the Lipper Large-Cap Value Funds Index.

The performance for the period before Institutional Shares were launched on 1/24/96 is based on the performance of Class A shares of the Fund.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS(1,2)
           1991         59.13%
           1992         15.06%
           1993         12.99%
           1994         -3.41%
           1995         27.55%
           1996         19.86%
           1997         30.07%
           1998         14.50%
           1999          8.52%
           2000          0.86%

BEST QUARTER      33.98%
       1st quarter, 1991

WORST QUARTER     -12.11%
        3rd quarter, 1998

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -4.64%.

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                 PAST 1 YR.    PAST 5 YRS.     PAST 10 YRS.
GROWTH AND INCOME FUND (AFTER EXPENSES)              0.86         14.33          17.41
S&P 500/ BARRA VALUE INDEX (NO EXPENSES)             6.08         16.81          16.88
LIPPER LARGE-CAP VALUE FUNDS INDEX (NO EXPENSES)     1.95         15.74          16.12

(1) THE FUND COMMENCED OPERATIONS ON 9/22/87. FOR THE PERIOD 9/22/87 THROUGH 1/24/96, RETURNS REFLECT THE PERFORMANCE OF CLASS A SHARES OF THE FUND.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                      0.40%
DISTRIBUTION (RULE 12B-1) FEES                       NONE
SHAREHOLDER SERVICE FEES                             0.25%
OTHER EXPENSES(3)                                    0.28%
                                                    ------
TOTAL OPERATING EXPENSES                             0.93%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)              0.03%
                                                    ------
NET EXPENSES(4)                                      0.90%
                                                    ------

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                 1 YR.    3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $92      $293     $512    $1,140

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.90% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMORGAN MID CAP VALUE FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks growth from capital appreciation.

THE FUND'S MAIN INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of companies with market capitalizations of $1 billion to $20 billion at the time of purchase that Robert Fleming Inc., the adviser, believes to be undervalued. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

Robert Fleming Inc., the adviser, is a `bottom-up' manager and stock selection is based on company fundamentals. The adviser combines quantitative screening with proprietary fundamental analysis to construct the Fund's portfolio. The adviser uses a wide variety of sources and research companies. These sources include electronic screens, the adviser's relationship with over 70 national and regional brokerage firms and attendance at trade shows and conferences. The thrust of the research can be characterized by three component analyses: financial, business and management. Essentially, historical financial data is used to build up a potential investment universe of companies that have met what the adviser considers to be the key criteria for financial success. Then, the adviser

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

uses an overlay of more subjective current business and management analysis to form a view on future stock potential.

The adviser may sell a security due to a change in the company's fundamentals. A change in the original reason for purchase of the original investment may cause the security to be eliminated from the portfolio. The adviser may sell a security due to opportunity cost. Typically, the adviser attempts to maintain a portfolio of 30-50 securities. As a result, a new company may displace a current holding. Finally, the adviser may sell a security due to extreme valuation. While the adviser will not automatically sell when a security reaches a certain price, the attainment of an intermediary price target will trigger a re-evaluation of the company's fundamentals and future potential.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The Fund may not achieve its objective if securities which the adviser believes are undervalued do not appreciate as much as the adviser anticipates or if companies which the adviser believes will experience earnings growth do not grow as expected.

The securities of small or mid-sized companies may trade less frequently and in smaller volumes than securities of larger, more established companies. As a result, share price changes may be more sudden or more erratic. Small and mid-sized companies may have limited product lines, markets or financial resources, and they may depend on a small management group.

Investments in foreign securities may be riskier than investments in U.S. securities.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH VALUE POTENTIAL TO FURTHER DIVERSIFY A
PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the performance record of the Fund's Institutional Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and life of the Fund. It compares that performance to the S&P/BARRA Mid Cap 400 Value Index and the Russell Mid Cap Value Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. The adviser and some other service providers of the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 8.50%.

YEAR-BY-YEAR RETURNS(1,2)
           1998         19.77%
           1999         13.87%
           2000         35.28%


BEST QUARTER                 17.96%
  4th quarter (calendar year), 1998

WORST QUARTER               -11.06%
  3rd quarter (calendar year), 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                   PAST 1 YR.   LIFE OF FUND
MID CAP VALUE FUND (AFTER EXPENSES)                   35.28         23.45
S&P/BARRA MID CAP 400 VALUE INDEX (NO EXPENSES)       27.84         13.34
RUSSELL MID CAP VALUE INDEX (NO EXPENSES)             19.18          9.87

(1) THE FUND COMMENCED OPERATIONS ON 11/13/97 AND RETURNS REFLECT THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES, THE PREDECESSOR TO THE SELECT SHARES.

(2) THE FUND'S FISCAL YEAR END IS 9/30.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED
FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                           0.70%
DISTRIBUTION (RULE 12B-1) FEES            NONE
SHAREHOLDER SERVICE FEES                  NONE
OTHER EXPENSES(3)                         1.10%
                                         -------
TOTAL OPERATING EXPENSES                  1.80%
FEE WAIVER/EXPENSE REIMBURSEMENT(4)      (0.80)%
                                         -------
NET EXPENSES(4)                           1.00%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                  1 YR.     3 YRS.    5 YRS.   10 YRS.
YOUR COST ($)     $102      $488      $900     $2,050

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMorgan SMALL CAP EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages x-x.

THE FUND'S OBJECTIVE
The Fund seeks capital growth over the long term.

THE FUND'S MAIN
INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 80% of its total assets in equity securities and at least 65% of its total assets in equity securities of small cap companies. Small cap companies are companies with market capitalizations equal to those within the universe of S&P SmallCap 600 Index stocks. Market capitalization is the total market value of a company's shares.

Prior to the date of this prospectus the Fund was closed to new investors.

The Fund may invest in other equity securities which include preferred stocks, convertible securities and foreign securities which may take the form of ADRs.

Although the Fund intends to invest primarily in equity securities, it may also invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

INVESTMENT PROCESS

JPMFAM (USA), the Fund's adviser, applies an active equity management style and a disciplined stock selection process which focuses on companies with positive business fundamentals such as strong earnings prospects and increasing market share. The Fund will also focus on companies with high quality management, a leading or dominant position in a major product line, new or

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

innovative products and service, or processes, a strong financial position and a relatively high rate of return of invested capital so that they can finance future growth without having to borrow extensively from outside sources.

In determining whether to sell a stock, the adviser will use the same type of analysis that it uses in buying stocks in order to determine whether the stock is still an attractive investment opportunity.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if securities which the advisers believe are undervalued do not appreciate as much as the advisers anticipate or if companies which the advisers believe will experience earnings growth do not grow as expected.

Investments in foreign securities may be riskier than investments in the United States. Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for non-hedging purposes, they could cause losses that exceed the Fund's original investment.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.


[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
 - WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
 - REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
 - ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's former Institutional Shares, which will be renamed "Select" Shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past six calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year, five years and life of the Fund. It compares that performance to the S&P SmallCap 600 Index, a widely recognized market benchmark, and the Lipper Small-Cap Core Funds Index.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.00%.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

           1995         54.04%
           1996         29.18%
           1997         18.15%
           1998          3.71%
           1999         14.37%
           2000         14.80%

BEST QUARTER            19.51%
            4th quarter, 1998
WORST QUARTER          -21.04%
            3rd quarter, 1998



AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                          PAST 1 YR.   PAST 5 YRS.  LIFE OF FUND
SMALL CAP EQUITY FUND (AFTER EXPENSES)      14.80        15.76        22.04
S&P SMALLCAP 600 INDEX (NO EXPENSES)        11.80        13.57        16.15
SMALL-CAP CORE (NO EXPENSES)                 6.93        12.44        15.28

(1) THE FUND COMMENCED OPERATIONS ON 5/7/96. FOR THE PERIOD 1/1/95 THROUGH 5/6/96, RETURNS REFLECT PERFORMANCE OF THE FUND'S CLASS A SHARES.
(2)   THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)


MANAGEMENT FEES                                                         0.65%
DISTRIBUTION (RULE 12B-1) FEES                                           NONE
SHAREHOLDER SERVICE FEES                                                 0.25%
OTHER EXPENSES(3)                                                        0.23%
TOTAL OPERATING EXPENSES                                                 1.13%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                 (0.25)%
NET EXPENSES(4)                                                          0.88%

EXPENSE EXAMPLE(4) The example is intended to help you compare the cost of investing in the Select Shares of Fund with the cost of investing in other mutual funds. The example assumes:
- $10,000 initial investment
- 5% return each year
- net expenses for one year and total operating expenses thereafter, and
- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                 1 YR.    3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $90      $334     $598    $1,352

(3)  "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED IN THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.88% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks growth from capital appreciation.

THE FUND'S MAIN
INVESTMENT STRATEGY

Under normal market conditions, the Fund invests at least 65% of its total assets in a broad portfolio of common stocks of issuers with market capitalizations of not more than $1.5 billion, at initial time of purchase, that Robert Fleming Inc., the adviser, believes have strong earnings growth potential. Market capitalization is the total market value of a company's shares.

Under normal market conditions, the Fund will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Fund may invest up to 10% of its total assets in foreign securities.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various market risks or to increase the Fund's income.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

Robert Fleming Inc., the adviser, is a `bottom-up' manager and stock selection is based on company fundamentals. The adviser combines qualitative screening with proprietary fundamental analysis to construct portfolios. The adviser's selection process for the portfolio is a multi-faceted activity and involves a wide range of sources. The adviser uses mechanical screening techniques based on its required quantitative criteria to help narrow the search. The adviser has developed a number of screens for the whole market and, in some cases, for a specific industry. The adviser believes that interaction with company management is essential in understanding each business properly and assessing the risks of investing. To this end, the adviser visits over 250 companies each year, along with another 250 in-office meetings and conference contacts.

During the research phase, the adviser looks for companies that it believes can

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

generate consistent, above average rates of growth over a sustained period of time. Therefore, in addition to quantitative factors, the adviser considers qualitative factors, such as the adviser's level of confidence in the management and the competitive position of a company; the predictability and durability of the business relative to its valuation; the level of business risk in the company's end markets and our evaluation of any short term categories of change, both positive and negative.

The adviser may sell a security for the following reasons: a new investment may displace a current holding; a change in a company's fundamentals may lead to a re-evaluation of a stock's potential; a security may become overvalued; the market capitalization of a security may exceed the Fund's guidelines.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Because the assets in this Fund are invested mostly in smaller companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The Fund may not achieve its objective if companies which the adviser believes will experience earnings growths do not grow as expected.

Investments in foreign securities may be riskier than investments in U.S. securities.

Foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that don't match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in developing countries.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments. If they are used for nonhedging purposes, they could cause losses that exceed the Fund's original investment.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This lack of diversification makes the value of its shares more sensitive to economic problems among those issuing the securities.


[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE FUND'S PAST PERFORMANCE

This section shows the performance record of the Fund's Institutional Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual returns over the past one year and life of the Fund. It compares that performance to the Russell 2000 Index and the Russell 2000 Growth Index, widely recognized market benchmarks.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. The adviser and some other service providers of the Fund have agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -0.96%.

[CHART]
YEAR-BY-YEAR RETURNS(1,2)

                       1998         14.86%
                       1999         46.54%
                       2000         -7.79%

BEST QUARTER                        23.59%
        4th quarter (calendar year), 1998
WORST QUARTER                      -18.29%
        3rd quarter (calendar year), 1998


AVERAGE ANNUAL TOTAL RETURN (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)

                                                     PAST 1 YR.   LIFE OF FUND

SMALL CAP GROWTH FUND (AFTER EXPENSES)                  -7.79       15.82
RUSSELL 2000 INDEX (NO EXPENSES)                        -3.02        4.80
RUSSELL 2000 GROWTH INDEX (NO EXPENSES)                -22.43        3.02


(1) THE FUND COMMENCED OPERATIONS ON 11/4/97 AND RETURNS REFLECT THE PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES, THE PREDECESSOR TO THE SELECT SHARES.
(2)  THE FUND'S FISCAL YEAR END IS 9/30.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses for the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                                          0.80%
DISTRIBUTION (RULE 12B-1) FEES                                           NONE
SHAREHOLDER SERVICE FEES                                                 NONE
OTHER EXPENSES(3)                                                        1.20%
TOTAL OPERATING EXPENSES                                                 2.00%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                 (0.90)%
NET EXPENSES(4)                                                          1.10%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

-        $10,000 initial investment
-        5% return each year
-        net expenses for one year and total operating expenses thereafter, and
-        all shares sold at the end of each time period

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                              1 YR.      3 YRS.      5 YRS.       10 YRS.
YOUR COST ($)                 $112       $540        $995        $2,255

(3) "OTHER EXPENSES" ARE BASED ON EXPENSES INCURRED DURING THE MOST RECENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.10% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

JPMORGAN U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of selected equity securities.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most undervalued. The Fund generally considers selling stocks that appear overvalued.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so they can differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may invest in derivatives, which are financial instruments whose value is based on another security, index or exchange rate. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:
- catalysts that could trigger a rise in a stock's price
- high potential reward compared to potential risk
- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

Derivatives may be more risky than other types of investments because they may respond more to changes in economic conditions than other types of investments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY
  A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the S&P 500 Index, a widely recognized market benchmark. During these periods, the actual returns of Select Shares would have been lower than shown because Select Shares have higher expenses than Institutional Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -5.79%

YEAR-BY-YEAR RETURNS(1,2)
[CHART]
           1991                 34.12%
           1992                  8.73%
           1993                 11.06%
           1994                 -0.32%
           1995                 32.83%
           1996                 21.22%
           1997                 28.58%
           1998                 24.79%
           1999                 14.88%
           2000                 -6.37%


BEST QUARTER                    21.46%
                    4th quarter, 1998
WORST QUARTER                  -17.97%
                    3rd quarter, 1998



AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)

                                           PAST 1 YR. PAST 5 YRS.  PAST 10 YRS.
U.S. EQUITY FUND (AFTER EXPENSES)             -6.37      15.91       16.19
S&P 500 INDEX (NO EXPENSES)                   -9.11      18.33       17.46


(1) THE FUND COMMENCED OPERATIONS ON 9/17/93. FOR THE PERIOD 10/1/93 THROUGH 12/31/00 RETURNS REFLECT PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES, THE PREDECESSOR TO THE FUND'S SELECT SHARES. FOR THE PERIOD 1/1/90 THROUGH 9/30/93, RETURNS REFLECT PERFORMANCE OF THE PIERPONT EQUITY FUND, THE PREDECESSOR OF THE FUND. DURING THESE PERIODS, THE ACTUAL RETURNS OF SELECT SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE THE SELECT SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL SHARES.

(2) THE FUND'S FISCAL YEAR END IS 5/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT SHARES

The estimated expenses of the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                                         0.40%
DISTRIBUTION (RULE 12B-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25%
OTHER EXPENSES(3)                                                       0.24%
-----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                0.89%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                (0.10)%
-----------------------------------------------------------------------------
NET EXPENSES(4)                                                         0.79%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                 1 YR.    3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $81      $252     $462    $1,067

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.79% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

JPMORGAN U.S. SMALL COMPANY FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks is to provide high total return from a portfolio of small company stocks.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in small and medium sized U.S. companies whose market capitalizations are greater than $125 million and less than $2 billion when purchased. Industry by industry, the Fund's weightings are similar to those of the Russell 2000 Index. The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that it considers most attractively valued. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

The Fund pursues returns that exceed those of the Russell 2000 Index while seeking to limit its volatility relative to this index.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Because the assets in this Fund are invested mostly in small companies, the value of your investment is likely to fluctuate more dramatically than an investment in a fund which invests mostly in larger companies. That's because smaller companies trade less frequently and in smaller volumes, which may lead to more volatility in the prices of the securities. They may have limited product lines, markets or financial resources, and they may depend on a small management group.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing shares will be re-named "Institutional" and Select Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years. It compares that performance to the Russell 2000 Index, a widely recognized market benchmark. During these periods, the actual returns of Select Shares would have been lower than shown because Select Shares have higher expenses than Institutional Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -1.73%


[CHART]
YEAR-BY-YEAR RETURNS(1,2)

           1991         59.59%
           1992         18.98%
           1993          8.59%
           1994         -5.81%
           1995         31.88%
           1996         20.84%
           1997         22.70%
           1998         -5.28%
           1999         44.30%
           2000         -9.59%


BEST QUARTER            34.75%
            4th quarter, 1999
WORST QUARTER          -21.61%
            3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)

                                      PAST 1 YR.  PAST 5 YRS.  PAST 10 YRS.
U.S. SMALL COMPANY FUND
(AFTER EXPENSES)                         -9.59      12.87         16.72
RUSSELL 2000 INDEX (NO EXPENSES)         -3.02      10.31         15.53

  (1) THE FUND COMMENCED OPERATIONS ON 11/4/93. FOR THE PERIOD 12/1/93 THROUGH 12/31/00 RETURNS REFLECT PERFORMANCE OF THE FUND'S INSTITUTIONAL SHARES, THE PREDECESSOR TO THE FUND'S SELECT SHARES. FOR THE PERIOD 1/1/90 THROUGH 11/30/93 RETURNS REFLECT PERFORMANCE OF THE PIERPONT CAPITAL APPRECIATION FUND, THE PREDECESSOR OF THE FUND. DURING THESE PERIODS, THE ACTUAL RETURNS OF SELECT SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE SELECT SHARES HAVE HIGHER EXPENSES THAN INSTITUTIONAL SHARES.

  (2) THE FUND'S FISCAL YEAR END IS 5/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT SHARES

The estimated expenses of the Select Shares before and after reimbursement are shown below. The Select Shares have no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                               0.60%
DISTRIBUTION (RULE 12B-1) FEES                                NONE
SHAREHOLDER SERVICE FEES                                      0.25%
OTHER EXPENSES(3)                                             0.24%
--------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                      1.09%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                      (0.08)%
--------------------------------------------------------------------
NET EXPENSES(4)                                               1.01%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                 1 YR.    3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $103     $322     $576    $1,306

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 1.01% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide long-term growth from a portfolio of small company growth stocks.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in stocks of small U.S. companies whose market capitalization is greater than $125 million and less than $2 billion when purchased. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential. The Fund is invested in sectors represented in its benchmark, the Russell 2000 Growth Index.

In searching for companies, the Fund employs a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are attractively valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company. The Fund may also continue to hold them if it believes further substantial growth is possible.

Although the Fund intends to invest primarily in equity securities it may invest in high-quality money market instruments and repurchase agreements.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the Fund's adviser, employs a three-step process that combines research, valuation and stock selection.

The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

The Fund buys and sells stocks according to its own policies, using the research and valuation rankings as a basis. In

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of shares of the Fund will be influenced by conditions in stock markets as well as the performance of the companies selected for the Fund's portfolio.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. The Fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the Fund seeks to outperform the Russell 2000 Growth Index but does not seek to replicate it, investors should expect higher volatility compared to this index or to more conservatively managed small-cap funds.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing shares will be renamed "Select" and Institutional Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Russell 2000 Growth Index. This is a widely recognized, unmanaged index of Small Cap U.S. Growth Stocks used as a measure of overall U.S. Small Cap Growth Stock performance.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -12.20%.

[CHART]
YEAR-BY-YEAR RETURNS(1,2)

           1998         5.21%
           1999        61.63%
           2000       -21.63%

BEST QUARTER           42.58%
           4th quarter, 1999
WORST QUARTER    -24.30%
           4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURN (%)
SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)
                                                   PAST 1 YR.   LIFE OF FUND

U.S. SMALL COMPANY OPPORTUNITIES FUND
(AFTER EXPENSES)                                     -21.63         13.02
RUSSELL 2000 GROWTH INDEX (NO EXPENSES)               22.43          5.50

(1) THE FUND COMMENCED OPERATIONS ON 6/16/97 AND RETURNS REFLECT PERFORMANCE OF THE FUND FROM 6/30/97.
(2) THE FUND'S FISCAL YEAR END IS 5/31.

INVESTOR EXPENSES FOR SELECT SHARES

The expenses of the Select Shares before and after reimbursement are shown below. The Select Shares has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT SHARES ASSETS)

MANAGEMENT FEES                                                         0.60%
DISTRIBUTION (RULE 12B-1) FEES                                          NONE
SHAREHOLDER SERVICE FEES                                                0.25%
OTHER EXPENSES(3)                                                       O.25%
-----------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                                1.10%
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                (0.08)%
-----------------------------------------------------------------------------
NET EXPENSES(4)                                                         1.02%

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Shares and your actual costs may be higher or lower.

                  1 YR.   3 YRS.   5 YRS.   10 YRS.
YOUR COST ($)     $104     $325     $582    $1,317

(3) "OTHER EXPENSES" ARE BASED ON AMOUNTS FOR THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE
     EXTENT TOTAL OPERATING EXPENSES OF THE SELECT SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.02% OF ITS AVERAGE DAILY NET ASSETS UNTIL 9/7/04.

             THE FUNDS' MANAGEMENT AND ADMINSTRATION

The Disciplined Equity, Diversified, U.S. Equity, and U.S. Small Company Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The U.S. Small Company Opportunities Fund is a series of J.P. Morgan Funds, a Massachusetts business trust. The Balanced, Core Equity, Equity Growth, and Equity Income Funds are series of Mutual Fund Investment Trust a, Massachusetts business trust. The Mid Cap Value and Small Cap Growth Funds are series of Fleming Mutual Fund Group, Inc., a Massachusetts business trust. The Capital Growth, Dynamic Small Cap, Growth and Income, and Small Cap Equity Funds are series of Mutual Fund Group, a Massachusetts business trust. The trustees of each trust are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISERS

JPMIM, JPMFAM (USA) and Robert Fleming, Inc. (Robert Fleming) are the investment advisers and make the day-to-day investment decisions for the Funds.

JPMIM is the investment adviser for the Disciplined Equity, Diversified, U.S. Equity, U.S. Small Company, and U.S. Small Company Opportunities Funds. JPMIM is located at 522 Fifth Avenue, New York, NY 10036.

JPMFAM (USA) is the investment adviser for the Balanced, Capital Growth, Core Equity,Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, and Small Cap Equity Funds. Prior to February 28, 2001, the adviser to the Funds was The Chase Manhattan Bank (Chase). JPMFAM (USA) is located at 522 Fifth Avenue, New York, NY 10036.

Robert Fleming is the investment adviser for the Mid Cap Value and Small Cap Growth Funds. Robert Fleming is located at 522 Fifth Avenue, New York, NY 10036.

JPMIM, JPMFAM (USA) and Robert Fleming are wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. During the most recent fiscal year, each adviser (as applicable) was paid management fees (net of waivers) as a percentage of average net assets as follows:

[CHART]

                                        FISCAL
FUND                                   YEAR END               %
BALANCED FUND                          5/30                   0.50%
CAPITAL GROWTH FUND                   10/31                   0.40%
CORE EQUITY FUND                      10/31                   0.50%
DISCIPLINED EQUITY FUND                5/30                   0.35%
DIVERSIFIED FUND                       6/30                   0.55%
DYNAMIC SMALL CAP FUND                 9/30                   0.65%
EQUITY GROWTH FUND                    12/31                   0.50%
EQUITY INCOME FUND                    12/31                   0.40%
GROWTH AND INCOME FUND                10/31                   0.40%
MID CAP VALUE FUND                     9/30                   0.70%
SMALL CAP EQUITY FUND                 10/31                   0.65%
SMALL CAP GROWTH FUND                 10/31                   0.80%
U.S. EQUITY FUND                       5/30                   0.40%
U.S. SMALL COMPANY FUND                5/30                   0.60%
U.S. SMALL COMPANY
 OPPORTUNITIES FUND                    5/30                   0.55%


PORTFOLIO MANAGERS

BALANCED FUND

Henry Lartigue and Jeff Phelps, Portfolio Manager at JPMFAM (USA), are responsible for the equity portion of the portfolio.
______________________________________________________ is responsible for the fixed income portion of the portfolio. Mr. Lartigue has managed the equity portion of the portfolio since August of 1999. Mr. Phelps has managed the equity portion of the portfolio since October 1999.

Mr. Phelps joined JPMFAM (USA) in 1997. Prior to joining JPMFAM (USA), he was employed by Houston Industries.

CAPITAL GROWTH FUND

Chris Matlock, Portfolio Manager at JPMFAM (USA) and Mr. Heintz are responsible for management of the Fund's portfolio. Mr. Matlock has worked at JPMFAM (USA) since 1994 in numerous investment management roles. Prior to joining JPMFAM (USA) he worked at Hollywood Marine, Inc. and KPMG Peat Marwick in a finance capacity. Both have been managing the Fund since August 1999. Robert Heintz, Managing Director and Director of Equity Management, and Research at JPMFAM (USA), has worked at JPMFAM (USA) since 1983 in a variety of investment management positions. Before joining JPMFAM (USA) he worked at The Bank of New York as a Portfolio Manager.

CORE EQUITY FUND

Mr. Lartigue has managed the portfolio since January of 1996. Since January 1999 the funds have been co-managed with Mr. Phelps. Please see above for information on Messrs. Lartigue and Phelps.

DISCIPLINED EQUITY FUND

The portfolio management team is led by Joseph Gill, Timothy J. Devlin, vice president, and Ralph Zingune. [Bio for Joseph Gill] Mr. Devlin has been at JPMIM since July of 1996, and prior to that was an equity portfolio manager at Mitchell Hutchins Asset Management Inc. [Bio for Ralph Zingune]

DIVERSIFIED FUND

The portfolio management team is led by John M. Devlin, vice president, who joined the team in December of 1993 and has been at JPMIM since 1986, and Anne Lester, vice president, who joined the team in June of 2000 and has been at JPMIM since 1992. Prior to managing this Fund, Ms. Lester worked in the Product Development group and as a fixed income and currency trader and portfolio manager in Milan.

DYNAMIC SMALL CAP FUND

Mr. Lartigue and Juliet Ellis, Senior Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund's portfolio. Ms. Ellis has worked for JPMFAM (USA) since 1987 as an analyst and portfolio manager. Before joining JPMFAM (USA), she worked for Merrill Lynch, Pierce, Fenner & Smith as a financial consultant. Both have been managing the Fund since August 1999. Please see above for information on Mr. Lartigue.

EQUITY GROWTH FUND

Mr. Lartigue has managed the portfolio since July of 1994. Please see above for information on Mr. Lartigue.

EQUITY INCOME FUND

Mr. Heintz has been managing the Fund since inception. Please see above for information on Mr. Heintz.

GROWTH AND INCOME FUND

Mr. Heintz and Stephen J. O'Keefe, CFA, Portfolio Manager at JPMFAM (USA), are responsible for management of the Fund. Mr. O'Keefe joined JPMFAM (USA) in 1989. Prior to joining JPMFAM (USA), he held a position as Quantitative Analyst for the investment division of American General. Both have been managing the Fund since August 1999. Please see above for information on Mr. Heintz.

MID CAP VALUE FUND

Jonathan Kendrew Llewelyn Simon, serves as portfolio manager to the Mid Cap Value Fund. Mr. Simon has worked as a portfolio manager with various affiliates of Robert Fleming Inc., the adviser, since 1980 and is currently the Chief Investment Officer and a Director of Robert Fleming Inc.

SMALL CAP EQUITY FUND

Mr. Lartigue and Ms. Ellis, are responsible for management of the Fund. Both have been managing the Fund since August 1999. Please see above for information on Mr. Lartigue and Ms. Ellis.

SMALL CAP GROWTH FUND

Christopher Mark Vyvyan Jones, serves as portfolio manager to the Small Cap Growth Fund. Mr. Jones has worked as a portfolio manager with various affiliates of Robert Fleming Inc., the adviser, since 1982 and is currently a Director of Robert Fleming Inc. Mr. Jones is head of the adviser's Small Company Investment Team.

U.S. EQUITY FUND

The portfolio management team is led by Henry D. Cavanna, managing director, and James H. Russo, vice president and CFA. Mr Cavanna has been at JPMIM since 1971. He served as manager of U.S. equity portfolios prior to managing the Fund. Mr. Russo has been at JPMIM since 1994. Previously he served in the equity research group as an analyst covering consumer cyclical stocks.

U.S. SMALL COMPANY FUND

The portfolio management team is led by Marian U. Pardo, managing director, Saira Durcanin, vice president and CFA, and Carolyn Jones, vice president. Ms. Pardo has been at JPMIM since 1968, except for five months in 1988 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small- and large-cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Durcanin has been with JPMIM since July 1995 as a small company equity analyst and portfolio manager. Ms. Jones has been with JPMIM since July 1998. Ms. Jones has served as a portfolio manager in JPMIM's private banking group and as a product specialist at Merrill Lynch Asset Management.

U.S. SMALL COMPANY OPPORTUNITIES FUND

The portfolio management team is led by Marian U. Pardo, Saira Durcanin and Carolyn Jones. See above for information on Ms. Pardo, Ms. Durcanin and Ms. Jones.

THE FUNDS' ADMINISTRATOR

Either Morgan Guaranty Trust Company of New York (Morgan Guaranty) or Chase provides administrative services and oversees each Fund's other service providers. Morgan Guaranty is the administrator for the Disciplined Equity, Diversified, U.S. Equity, U.S. Small Company and U.S. Small Company Opportunities Funds. Chase is the administrator for the Balanced, Capital Growth, Core Equity, Dynamic Small Cap, Equity Growth, Equity Income, Growth and Income, Mid Cap Value, Small Cap Equity, and Small Cap Growth Funds. The administrator receives a pro-rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan and Chase) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Shares of each Fund held by investors serviced by the shareholder servicing agent.

J.P. Morgan Fund Distributors, Inc. (JPFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

The advisers and/or JPFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Shares in these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange (NYSE). You'll pay the next NAV calculated after the JPMorgan Fund Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to buy and he or she will contact us. Your representative or firm may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives or firms charge a single fee that covers all services. Your representative or firm may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
210 West 10th Street, 8th floor
Kansas City, MO 64105

The JPMorgan Funds Service Center accepts purchase orders on any business day that the NYSE is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the NYSE, we will process your order at that day's price.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. If you purchase your shares by uncertified check, you cannot sell those shares until 15 calendar days after such shares were purchased.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the settlement date.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

MINIMUM INVESTMENTS

Investors must buy a minimum of $1,000,000 worth of Select Shares in a Fund to open an account. Current Shareholders of Select Shares who hold their shares as a result of the reorganization of certain JPMorgan Funds in September 2001 may purchase Select Shares of this and other Funds with a minimum investment of $2,500 and there are no minimum levels for subsequent purchases. An investor can combine purchases of Select Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion. In addition, the minimum does not apply to investors who are customers of JPMorgan Private Bank.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the NYSE.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell shares in two ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE OR FINANCIAL SERVICE FIRM

Tell your representative or firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SHARES

You can exchange your Select Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the investment minimum noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account. This restriction does not apply to shareholders who hold their shares as a result of the reorganization of certain JPMorgan Funds in August 2001 or to customers of JPMorgan Chase Private Bank.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

You may write to:

JPMorgan Funds Service Center
210 West 10th Street, 8th floor
Kansas City, MO 64105

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Shares of the Funds. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

The Disciplined Equity Fund, Diversified Fund and U.S. Equity Fund generally distribute any net investment income at least quarterly. The Select Balanced Fund, Select Equity Income Fund, Select Large Cap Equity Fund and Select Large Cap Growth Fund distribute any net investment income at least monthly. The Select Mid-Cap Equity Fund and Select Small Cap Equity Fund distribute any net investment income at least quarterly. The U.S. Small Company Fund and the U.S. Small Company Opportunities Fund generally distribute any net investment income at least semi-annually. Net capital gain is distributed annually. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax adviser to see how investing in a Fund will affect your own tax situation.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby a fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby a fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

|X|   Permitted (and if applicable, percentage of net assets limitation)
| |   Permitted, but not typically used



                                                                CAPITAL   CORE     DISCIPLINED               DYNAMIC    EQUITY
PRINCIPAL TYPES OF RISK                               BALANCED  GROWTH   EQUITY      EQUITY     DIVERSIFIED  SMALL CAP  GROWTH
------------------------------------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                 |X|       | |      | |        | |         |X|         | |       | |

credit, currency, liquidity, political                    |X|       |X|      |X|        |X|         |X|         |X|       |X|

credit, currency, interest rate, liquidity, market,
political                                                 |X|       | |      | |        | |         |X|         | |       | |

credit, currency, interest rate, liquidity, market,
political, valuation                                      |X|       |X|      |X|        |X|         |X|         |X|       |X|

credit, currency, interest rate, liquidity, market,
political, valuation                                      |X|       | |      | |        | |         |X|         | |       | |

credit, environmental, extension, interest rate,
liquidity, market, natural event, political,
prepayment, valuation                                     | |       | |      | |        | |         | |         | |       | |

credit, currency, extension, interest rate, leverage,
liquidity, market, political, prepayment                  |X|       | |      | |        | |         |X|         | |       | |

currency, extension, interest rate, leverage,
liquidity, market, political, prepayment                  |X|(1)    | |      | |        | |         |X|(1)      | |       | |

credit, currency, extension, interest rate, liquidity,
political, prepayment                                     |X|       | |      | |        | |         |X|         | |       | |

credit, interest rate, liquidity, market, valuation       |X|       |X|      |X|        |X|         |X|         |X|       |X|

credit, interest rate, liquidity, market,
natural event, prepayment, valuation                      |X|       |X|      |X|        |X|         |X|         |X|       |X|

credit                                                    |X|       |X|      |X|        |X|         |X|         |X|       |X|

credit                                                    |X|       | |      | |        | |(1)      | |(1)      | |       | |

credit, currency, interest rate, market, political        |X|       | |      | |        | |         |X|         | |       | |

credit, currency, interest rate, leverage, market,
political                                                 |X|       | |      | |        | |         |X|         | |       | |

credit, interest rate, market, natural event, political   | |       | |      | |        | |         | |         | |       | |

interest rate                                             |X|       | |      | |        | |         |X|         | |       | |

credit, currency, interest rate, liquidity, market,
political, valuation                                      |X|       | |      | |        | |         |X|         | |       | |


(1) All borrowing activities, including mortgage dollar rolls and reverse repurchase agreements, are subject to an aggregate limit of 33 1/3% of the Fund's total assets.


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby a fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby a fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

|X|   Permitted (and if applicable, percentage of net assets limitation)
| |   Permitted, but not typically used


                                           EQUITY  GROWTH AND  MID CAP  SMALL CAP  SMALL CAP   U.S.   U.S. SMALL  U.S. SMALL COMPANY
PRINCIPAL TYPES OF RISK                    INCOME    INCOME     VALUE     EQUITY     GROWTH   EQUITY    COMPANY      OPPORTUNITIES
------------------------------------------------------------------------------------------------------------------------------------

credit, interest rate, market,
prepayment                                   | |       | |      | |        | |         | |         | |       | |            | |

credit, currency, liquidity, political       |X|       |X|      |X|        |X|         |X|         |X|       |X|            |X|

credit, currency, interest rate,             | |       | |      | |        | |         | |         | |       | |            | |
liquidity, market, political

credit, currency, interest rate,
liquidity, market, political,
valuation                                    |X|       |X|      |X|        |X|         |X|         |X|       |X|            |X|

credit, currency, interest rate,
liquidity, market, political,
valuation                                    | |       | |      | |        | |         | |         | |       | |            | |

credit, environmental, extension,
interest rate, liquidity, market,
natural event, political, prepayment,
valuation                                    | |       | |      | |        | |         | |         | |       | |            | |

credit, currency, extension, interest
rate, leverage, liquidity, market,
political, prepayment                        | |       | |      | |        | |         | |         | |       | |            | |

currency, extension, interest rate,
leverage, liquidity, market, political,
prepayment                                   | |       | |      | |        | |         | |         | |       | |            | |

credit, currency, extension, interest
rate, liquidity, political, prepayment       | |       | |      | |        | |         | |         | |       | |            | |

credit, interest rate, liquidity, market,
valuation                                    |X|       |X|      |X|        |X|         |X|         |X|       |X|            |X|

credit, interest rate, liquidity, market,
natural event, prepayment, valuation         |X|       |X|      |X|        |X|         |X|         |X|       |X|            |X|

credit                                       |X|       |X|      |X|        |X|         |X|         |X|       |X|            |X|

credit                                       | |       | |      | |        | |         | |         | |       | |            | |

credit, currency, interest rate, market,
political                                    | |       | |      | |        | |         | |         | |(1)    | |(1)         | |(1)

credit, currency, interest rate, leverage,
market, political                            | |       | |      | |        | |         | |         | |       | |            | |

credit, interest rate, market, natural
event, political                             | |       | |      | |        | |         | |         | |       | |            | |

interest rate                                | |       | |      | |        | |         | |         | |       | |            | |

credit, currency, interest rate,
liquidity, market, political,
valuation                                    | |       | |      | |        | |         | |         | |       | |            | |


(1) All borrowing activities, including mortgage dollar rolls and reverse repurchase agreements, are subject to an aggregate limit of 33 1/3% of the Fund's total assets.

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up each Fund's overall risk and reward characteristics. It also outlines the policies toward various investments, including those that are designed to help a fund manage risk.


POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES
- When a Fund buys securities before      - The Funds can take advantage of         - The Funds segregates liquid assets to offset
  issue or for delayed delivery, it         attractive transaction opportunities      leverage risks
  could be exposed to leverage risk if
  it does not segregate liquid assets

SHORT-TERM TRADING
- Increased trading would raise a         - The Funds could realize gains in a      - The Funds generally avoid short-term trading,
  Fund's brokerage and related costs        short period of time                      except to take advantage of attractive or
- Increased short-term capital gains      - The Funds could protect against           unexpected opportunities or to meet demands
  distributions would raise                 losses if a stock is overvalued and       generated by shareholder activity
  shareholders' income tax liability        its value later falls

DERIVATIVES
- Derivatives such as futures,            - Hedges that correlate well with         - The Funds use derivatives, such as futures,
  options, swaps, and forward foreign       underlying positions can reduce or        options, swaps and forward foreign currency
  currency contracts(1) that are used       eliminate losses at low cost              contracts, for hedging and for risk management
  for hedging the portfolio or            - The Funds could make money and            (i.e., to adjust duration or yield curve
  specific securities may not fully         protect against losses if                 exposure, or to establish or adjust exposure
  offset the underlying positions and       management's analysis proves correct      to particular securities, markets or
  this could result in losses to a        - Derivatives that involve leverage         currencies); risk management may include
  Fund that would not have otherwise        could generate substantial gains at       management of a Fund's exposure relative to
  occurred                                  low cost                                  its benchmark. Certain Funds may also use
- Derivatives used for risk management                                                derivatives to increase the Fund's gain
  or to increase the Fund's gain may                                                - A Fund only establishes hedges that it expects
  not have the intended effects and                                                   will be highly correlated with underlying
  may result in losses or missed                                                      positions
  opportunities                                                                     - While the Funds may use derivatives that
- The counterparty to a derivatives                                                   incidentally involve leverage, they do not use
  contract could default                                                              them for the specific purpose of leveraging
- Derivatives that involve leverage                                                   their portfolio
  could magnify losses
- Certain types of derivatives involve
  costs to the Funds which can reduce
  returns

SECURITIES LENDING
- When a Fund lends a security, there     - The Funds may enhance income through    - Each adviser maintains a list of approved
  is a risk that the loaned securities      the investment of the collateral          borrowers
  may not be returned if the borrower       received from the borrower              - The Funds receive collateral equal to at least
  or the lending agent defaults                                                       100% of the current value of the securities
- The collateral will be subject to                                                   loaned
  the risks of the securities in which                                              - The lending agents indemnify the Funds against
  it is invested                                                                      borrower default
                                                                                    - Each adviser's collateral investment
                                                                                      guidelines limit the quality and duration of
                                                                                      collateral investment to minimize losses
                                                                                    - Upon recall, the borrower must return the
                                                                                      securities loaned within the normal settlement
                                                                                      period


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


POTENTIAL RISKS                           POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS
-   Each Fund's share price and           -   Stocks have generally outperformed    -   Under normal circumstances the Funds plan to
    performance will fluctuate in             more stable investments (such as          remain fully invested, with at least 65% in
    response to stock and/or bond             bonds and cash equivalents) over          stocks; stock investments may include U.S.
    market movements                          the long term                             and foreign common stocks, convertible
-   Adverse market conditions may from    -   With respect to the Diversified           securities, preferred stocks, trust or
    time to time cause a Fund to take         and Balanced Funds, a diversified,        partnership interests, warrants, rights,
    temporary defensive positions that        balanced portfolio should mitigate        REIT interests and investment company
    are inconsistent with its                 the effects of wide market                securities
    principal investment strategies           fluctuations, especially when         -   A Fund seeks to limit risk through
    and may hinder the fund from              stock and bond prices move in             diversification
    achieving its investment objective        different directions                  -   During severe market downturns, each Fund
                                                                                        has the option of investing up to 100% of
                                                                                        assets in investment-grade short-term
                                                                                        securities

MANAGEMENT CHOICES
-   A Fund could underperform its         -   A Fund could outperform its           -   The advisers focus their active management
    benchmark due to its securities           benchmark due to these same               on securities selection, the area where they
    and asset allocation choices              choices                                   believe its commitment to research can most
                                                                                        enhance returns

FOREIGN INVESTMENTS
-   Currency exchange rate movements      -   Favorable exchange rate movements     -   The Funds anticipate that total foreign
    could reduce gains or create              could generate gains or reduce            investments will not exceed 20% of assets
    losses                                    losses                                    (30% for Equity Growth Fund and 10% for
-   A Fund could lose money because of    -   Foreign investments, which                Small Cap Growth Fund)
    foreign government actions,               represent a major portion of the      -   The Funds actively manage the currency
    political instability, or lack of         world's securities, offer                 exposure of their foreign investments
    adequate and accurate information         attractive potential performance          relative to their benchmarks, and may hedge
-   Currency and investment risks tend        and opportunities for                     back into the U.S. dollar from time to time
    to be higher in emerging markets;         diversification                           (see also "Derivatives"); these currency
    these markets also present higher     -   Emerging markets can offer higher         management techniques may not be available
    liquidity and valuation risks             returns                                   for certain emerging markets investments
                                                                                    -   The Diversified Fund anticipates that total
                                                                                        foreign investments will not exceed 30% of
                                                                                        assets and the Fund may invest in emerging
                                                                                        markets

ILLIQUID HOLDINGS
-   Each Fund could have difficulty       -   These holdings may offer more         -   No Fund may invest more than 15% of net
    valuing these holdings precisely          attractive yields or potential            assets in illiquid holdings
-   Each Fund could be unable to sell         growth than comparable widely         -   To maintain adequate liquidity to meet
    these holdings at the time or             traded securities                         redemptions, each Fund may hold high quality
    price it desires                                                                    short-term securities (including repurchase
                                                                                        agreements and reverse repurchase
                                                                                        agreements) and, for temporary or
                                                                                        extraordinary purposes, may borrow from
                                                                                        banks up to 33 1/3% of the value of its
                                                                                        total assets or draw on a line of credit


FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods since shares were first offered. The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds shown (assuming reinvestment of all dividends and distributions).

The following tables provide selected per share data and ratios for Select Class Shares outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Annual and Semi-Annual Reports to Shareholders which are incorporated by reference into the SAI. Shareholders may obtain a copy of the reports by contacting the Funds or their Shareholder Servicing Agent.

This information has been audited, except as noted, by PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements are included in the respective Fund's annual report, which are available upon request.

JPMORGAN BALANCED FUND^

                                                                            1/1/01
                                                                            THROUGH                     YEAR ENDED
                                                                            6/30/01  -----------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                        (UNAUDITED)  12/31/00  12/31/99 12/31/98  12/31/97  12/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $30.27    $38.50    $34.54   $29.26    $23.66    $21.25
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                      --     0.86@     0.78@     0.73      0.74      0.63
      Net gains or losses in securities (both realized and unrealized)           --    (1.96)      4.07     6.53      4.86      1.78
                                                                            -------   -------   -------  -------   -------   -------
      Total from investment operations                                           --    (1.10)      4.85     7.26      5.60      2.41
   Less distributions:
      Dividends from net investment income                                       --      1.38      0.70     0.73        --        --
      Distributions from capital gains                                           --      5.75      0.19     1.25        --        --
                                                                            -------   -------   -------  -------   -------   -------
      Total dividends and distributions                                          --      7.13      0.89     1.98        --        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $30.27    $30.27    $38.50   $34.54    $29.26    $23.66
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  0.00%   (2.55%)    14.23%   25.15%    23.67%    11.31%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                             $0       $61      $103      $59       $36       $23
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                      0.00%     1.00%     1.00%    1.00%     1.00%     1.00%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         0.00%     2.23%     2.19%    2.32%     2.73%     2.82%
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                 0.00%     1.06%     1.19%    1.28%     1.28%     1.17%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits    0.00%     2.17%     2.00%    2.04%     2.45%     2.65%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          0%      134%       45%      58%       64%       70%
------------------------------------------------------------------------------------------------------------------------------------

^   Formerly Chase Balanced Fund.
@   Calculated based upon average shares outstanding.
#   Short periods have been annualized.

JPMORGAN CAPITAL GROWTH FUND^

                                                                      11/01/00
                                                                       THROUGH                YEAR ENDED               1/25/96**
                                                                       4/30/01  --------------------------------------   THROUGH
PER SHARE OPERATING PERFORMANCE                                    (UNAUDITED)  10/31/00  10/31/99  10/31/98  10/31/97  10/31/96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                    $48.76    $43.36    $41.53    $46.90    $41.65    $35.26
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                --@     0.04@   (0.05)@      0.07     0.13@      0.17
      Net gains or losses in securities (both realized and unrealized)  (2.07)     10.27      5.80    (0.54)     10.17      6.34
                                                                       -------   -------   -------   -------   -------   -------
      Total from investment operations                                  (2.07)     10.31      5.75    (0.47)     10.30      6.51
   Distributions to shareholders from:
      Dividends from net investment income                                  --        --        --        --      0.25      0.12
      Distributions from capital gains                                    5.48      4.91      3.92      4.90      4.80        --
                                                                       -------   -------   -------   -------   -------   -------
      Total dividends and distributions                                   5.48      4.91      3.92      4.90      5.05      0.12
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                          $41.21    $48.76    $43.36    $41.53    $46.90    $41.65
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                       (3.91%)    26.34%    14.71%   (1.20%)    26.98%    18.13%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                     $3       $15       $18       $52       $52       $32
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                 0.93%     0.94%     0.92%     0.91%     0.91%     1.25%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                    0.01%     0.09%    (0.11%)    0.11%     0.31%     0.81%
--------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                              0.98%     1.06%     0.99%     0.91%     0.91%     1.25%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements               (0.04%)   (0.03%)   (0.18%)     0.11%     0.31%     0.81%
--------------------------------------------------------------------------------------------------------------------------------

**  Commencement of offering class of shares.
@   Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
^   Formerly Chase Vista Capital Growth Fund.
#   Short periods have been annualized.

JPMORGAN CORE EQUITY FUND^

                                                                            1/1/01
                                                                           THROUGH                   YEAR ENDED
                                                                           6/30/01 ------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                       (UNAUDITED) 12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $26.41   $32.24    $26.52    $21.25    $15.94    $13.01
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                     --       --     0.04@      0.09      0.14      0.16
      Net gains or losses in securities (both realized and unrealized)          --   (3.95)      6.27      6.44      5.17      2.77
                                                                           -------  -------   -------   -------   -------   -------
      Total from investment operations                                          --   (3.95)      6.31      6.53      5.31      2.93
   Less distributions:
      Dividends from net investment income                                      --       --      0.04      0.09        --        --
      Distributions from capital gains                                          --     1.88      0.55      1.17        --        --
                                                                           -------  -------   -------   -------   -------   -------
      Total dividends and distributions                                         --     1.88      0.59      1.26        --        --
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $26.41   $26.41    $32.24    $26.52    $21.25    $15.94
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 0.00% (11.99%)    23.89%    30.95%    33.33%    22.54%
===================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                            $0     $143      $181       $89       $51       $29
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
-----------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                     0.00%    1.00%     1.00%     1.00%     1.00%     1.00%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        0.00%  (0.01%)     0.13%     0.39%     0.74%     1.10%
-----------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                0.00%    1.05%     1.11%     1.18%     1.20%     1.14%
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits   0.00%  (0.06%)     0.02%     0.21%     0.54%     0.96%
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         0%               11%~       32%       24%       29%
--------------------------------------------------------------------------------------------------------------------------------

^   Formerly Chase Core Equity Fund.
@   Calculated based upon average shares outstanding.
~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in CEP (see Note 1), and the portfolio turnover rate is disclosed at the Portfolio level.
#   Short periods have been annualized.

JPMORGAN DYNAMIC SMALL CAP FUND^^

                                                                            11/01/00
                                                                             THROUGH       YEAR   4/5/99**
                                                                             4/30/01      ENDED    THROUGH
PER SHARE OPERATING PERFORMANCE                                          (UNAUDITED)   10/31/00   10/31/99
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                          $24.65     $15.98     $14.11
----------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                  (0.06)@    (0.13)@     (0.05)
      Net gains or losses in securities (both realized and unrealized)        (5.38)       8.80       1.92
                                                                             -------    -------    -------
      Total from investment operations                                        (5.44)       8.67       1.87
   Distributions to shareholders from:
      Dividends from net investment income                                        --         --         --
      Distributions from capital gains                                          3.38         --         --
                                                                             -------    -------    -------
      Total dividends and distributions                                         3.38         --         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                $15.83     $24.65     $15.98
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                            (23.11%)     54.26%     13.25%
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                           $0       $--+       $--+
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------
Expenses                                                                       1.10%      1.10%      1.91%
----------------------------------------------------------------------------------------------------------
Net investment income                                                        (0.66%)    (0.59%)    (0.96%)
----------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                 14.70%    15.48%^    34.70%^
----------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits  (14.26%)  (14.97%)^  (33.75%)^
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          22%        87%        92%
----------------------------------------------------------------------------------------------------------

**   Commencement of offering class of shares.
@    Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
^^   Formerly Chase Vista Small Cap Opportunities Fund.
#    Short periods have been annualized.
+    Amounts round to less than one million.
^ Due to the size of net assets and fixed expenses, ratios may appear disproportionate with other classes.

JPMORGAN EQUITY GROWTH FUND^

                                                                            1/1/01
                                                                           THROUGH                     YEAR ENDED
                                                                           6/30/01  ------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                       (UNAUDITED)  12/31/00  12/31/99  12/31/98  12/31/97  12/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $43.44    $68.09    $52.36    $38.36    $27.95    $23.20
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                     --   (0.26)@   (0.14)@      0.03      0.07      0.10
      Net gains or losses in securities (both realized and unrealized)          --   (16.22)     16.78     15.78     10.34      4.65
                                                                           -------   -------   -------   -------   -------   -------
      Total from investment operations                                          --   (16.48)     16.64     15.81     10.41      4.75
   Less distributions:
      Dividends from net investment income                                      --        --        --      0.03        --        --
      Distributions from capital gains                                          --      8.17      0.91      1.78        --        --
                                                                           -------   -------   -------   -------   -------   -------
      Total dividends and distributions                                         --      8.17      0.91      1.81        --        --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $43.44    $43.44    $68.09    $52.36    $38.36    $27.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                 0.00%  (23.65%)    31.85%    41.38%    37.20%    20.52%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                            $0      $179      $320      $179       $74       $57
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS: #
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                     0.00%     1.00%     1.00%     1.00%     1.00%     1.00%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                        0.00%   (0.40%)   (0.24%)     0.05%     0.20%     0.41%
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                0.00%     1.02%     1.03%     1.09%     1.11%     1.08%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits   0.00%   (0.42%)   (0.27%)   (0.04%)     0.09%     0.33%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         0%                15%~       35%       35%       62%
------------------------------------------------------------------------------------------------------------------------------------

^   Formerly Chase Equity Growth Fund.
@   Calculated based upon average shares outstanding.
~ Portfolio turnover reflects the period January 1, 1999 to August 11, 1999. After August 11, 1999, all the fund's investable assets were invested in EGP (see Note 1), and the portfolio turnover rate is disclosed at the Portfolio level.
#   Short periods have been annualized.

JPMORGAN EQUITY INCOME FUND^

                                                                             1/1/01
                                                                            THROUGH                   YEAR ENDED
                                                                            6/30/01 --------------------------------------------
PER SHARE OPERATING PERFORMANCE:                                        (UNAUDITED) 12/31/00 12/31/99 12/31/98 12/31/97 12/31/96
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $35.33   $49.80   $46.14   $36.97   $28.21   $23.93
--------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                      --    0.29@    0.32@     0.33     0.40     0.43
      Net gains or losses in securities (both realized and unrealized)           --   (2.66)     5.65     9.32     8.36     3.85
                                                                            -------  -------  -------  -------  -------  -------
      Total from investment operations                                           --   (2.37)     5.97     9.65     8.76     4.28
   Less distributions:
      Dividends from net investment income                                       --     0.29     0.31     0.34       --       --
      Distributions from capital gains                                           --    11.81     2.00     0.14       --       --
                                                                            -------  -------  -------  -------  -------  -------
      Total dividends and distributions                                          --    12.10     2.31     0.48       --       --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $35.33   $35.33   $49.80   $46.14   $36.97   $28.21
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                  0.00%  (3.85%)   13.06%   26.20%   31.50%   17.87%
================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (millions)                                             $0      $97     $170     $128      $75      $63
--------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
--------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                      0.00%    1.00%    1.00%    1.00%    1.00%    1.00%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                         0.00%    0.59%    0.66%    0.82%    1.67%    1.67%
--------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                 0.00%    1.03%    1.09%    1.10%    1.11%    1.07%
--------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits    0.00%    0.56%    0.57%    0.72%    1.56%    1.60%
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          0%      15%      16%       3%      14%      24%
--------------------------------------------------------------------------------------------------------------------------------

^   Formerly Chase Equity Income Fund.
@   Calculated based upon average shares outstanding.
#   Short periods have been annualized.

JPMORGAN GROWTH AND INCOME FUND^

                                                                       11/01/00
                                                                        THROUGH                 YEAR ENDED               1/25/96**
                                                                        4/30/01   --------------------------------------   THROUGH
PER SHARE OPERATING PERFORMANCE                                     (UNAUDITED)   10/31/00  10/31/99  10/31/98  10/31/97  10/31/96
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                     $40.99     $43.89    $43.43    $46.35    $39.26    $34.80
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                               0.18@      0.26@     0.35@     0.43@     0.52@      0.47
      Net gains or losses in securities (both realized and unrealized)   (2.25)       3.33      5.12      3.50     10.20      4.46
                                                                        -------    -------   -------   -------   -------   -------
      Total from investment operations                                   (2.07)       3.59      5.47      3.93     10.72      4.93
   Distributions to shareholders from:
      Dividends from net investment income                                 0.15       0.18      0.34      0.29      0.48      0.47
      Distributions from capital gains                                     5.70       6.31      4.67      6.56      3.15        --
                                                                        -------    -------   -------   -------   -------   -------
      Total dividends and distributions                                    5.85       6.49      5.01      6.85      3.63      0.47
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $33.07     $40.99    $43.89    $43.43    $46.35    $39.26
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                        (4.69%)      9.34%    13.30%     9.44%    29.37%    13.39%
==================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                      $1         $5       $15       $24      $522       $28
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                  0.88%      0.89%     0.85%     0.85%     0.86%     1.24%
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                     0.97%      0.64%     0.80%     0.95%     1.21%     1.73%
----------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers and reimbursements                               0.88%      0.93%     0.85%     0.85%     0.86%     1.24%
----------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers and reimbursements                  0.97%      0.60%     0.80%     0.95%     1.21%     1.73%
----------------------------------------------------------------------------------------------------------------------------------

**   Commencement of offering class of shares.
@    Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
^    Formerly Chase Vista Growth and Income Fund.
#    Short periods have been annualized.

JPMORGAN SMALL CAP EQUITY FUND^

                                                                           11/01/00
                                                                            THROUGH               YEAR ENDED                5/7/96**
                                                                            4/30/01  --------------------------------------  THROUGH
PER SHARE OPERATING PERFORMANCE                                         (UNAUDITED)  10/31/00  10/31/99  10/31/98  10/31/97 10/31/96
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $28.52    $23.10    $20.59    $23.71    $19.22   $18.44
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                                 (0.03)@   (0.05)@   (0.02)@    (0.02)      0.03     0.02
      Net gain or losses in securities (both realized and unrealized)        (2.78)      8.12      2.70    (2.46)      4.75     0.76
                                                                            -------   -------   -------   -------   -------  -------
      Total from investment operations                                       (2.81)      8.07      2.68    (2.48)      4.78     0.78
   Distributions to shareholders from:
      Dividends from net investment income                                       --        --        --        --        --       --
      Distributions from capital gains                                         3.89      2.65      0.17      0.64      0.29       --
                                                                            -------   -------   -------   -------   -------  -------
      Total dividends and distributions                                        3.89      2.65      0.17      0.64      0.29       --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $21.82    $28.52    $23.10    $20.59    $23.71   $19.22
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                            (9.78%)    37.94%    13.06%  (10.64%)    25.15%    4.23%
====================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                        $421      $383      $269      $254      $307      $52
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------------
Expenses                                                                      0.93%     0.88%     0.88%     1.04%     1.10%    1.10%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                       (0.26%)   (0.20%)   (0.07%)   (0.09%)     0.13%    0.27%
------------------------------------------------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                 1.17%     1.13%     1.13%     1.13%     1.14%    1.27%
------------------------------------------------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits  (0.50%)   (0.45%)   (0.32%)   (0.18%)     0.09%    0.10%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         23%       75%       92%       74%       55%      78%
------------------------------------------------------------------------------------------------------------------------------------

**    Commencement of offering of class of shares.
@     Calculated based upon average shares outstanding.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
^     Formerly Chase Vista Small Cap Equity Fund.
#     Short periods have been annualized.

JPMORGAN U.S. SMALL COMPANY OPPORTUNITIES FUND^

                                                                                                          6/16/97*
                                                                                                          THROUGH
PER SHARE OPERATING PERFORMANCE:                                         5/31/01    5/31/00    5/31/99    5/31/98
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $15.90     $12.17     $12.57     $10.00
-----------------------------------------------------------------------------------------------------------------
   Income from investment operations:
      Net investment income                                               (0.07)         --     (0.01)     (0.02)
      Net gains or losses on investments (both realized and unrealized)   (2.29)       3.73     (0.08)       2.59
                                                                         -------    -------    -------    -------
      Total from investment operations                                    (2.36)       3.73     (0.09)       2.57
   Less distributions:
      Distributions from capital gains                                      1.35         --       0.31         --
                                                                         -------    -------    -------    -------
      Total distributions                                                   1.35         --       0.31         --
-----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                            $12.19     $15.90     $12.17     $12.57
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                            (15.51)%     30.65%    (0.49)%    25.70%@
=================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                     $339       $529       $286       $189
-----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------
Net expenses                                                               0.99%      0.99%      1.07%      1.19%
-----------------------------------------------------------------------------------------------------------------
Net investment income                                                    (0.35)%    (0.47)%    (0.42)%    (0.37)%
-----------------------------------------------------------------------------------------------------------------
Expenses without reimbursements                                            0.99%      0.99%      1.07%      1.25%
-----------------------------------------------------------------------------------------------------------------
Net investment income without reimbursements                             (0.35)%    (0.47)%    (0.42)%    (0.43)%
-----------------------------------------------------------------------------------------------------------------


^   Formerly J.P. Morgan U.S. Small Company Opportunities Fund.
*   Commencement of operations.
@   Not annualized.
#   Short periods have been annualized.

HOW TO REACH US

MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. This means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling us at 1-800-622-4273 or writing to:

JPMORGAN FUNDS SERVICE CENTER
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information online at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102
1-202-942-8090
EMAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds is also available on the SEC's website at http://www.sec.gov.

The Investment Company Act File Nos. for each Fund are:

Balanced Fund                                                 811-5526
Capital Growth Fund                                           811-5151
Core Equity Fund                                              811-5526
Disciplined Equity Fund                                       811-7342
Diversified Fund                                              811-7342
Dynamic Small Cap Fund                                        811-5151
Equity Growth Fund                                            811-5526
Equity Income Fund                                            811-5526
Growth and Income Fund                                        811-5151
Mid Cap Value Fund                                            811-08189
Small Cap Equity Fund                                         811-5151
Small Cap Growth Fund                                         811-08189
U.S. Equity Fund                                              811-7342
U.S. Small Company Fund                                       811-7342
U.S. Small Company Opportunities Fund                         811-7340

                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039
         (C) 2001 JPMorgan Chase & Co. All Rights Reserved. March 2001

                                                                      RHS-EQ-701

                                                   PROSPECTUS SEPTEMBER __, 2001
                                            SUBJECT TO COMPLETION, JULY 27, 2001


JPMORGAN FUNDS

THIS PROSPECTUS OFFERS CLASS A, CLASS I, AND CLASS M SHARES

SHORT TERM BOND FUND II

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN Fleming LOGO]
JPMORGAN Fleming
Asset Management

[SIDENOTE]
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Contents

Short Term Bond Fund II                             1

Who May Want to Invest                              3

The Fund's Management and Administration            7

How Your Account Works                              8

   Buying Fund Shares                               8

   Selling Fund Shares                             10

   Exchanging Fund Shares                          10

   Distribution and Taxes                          12

Risks and Rewards                                  13

Investments                                        16

Financial Highlights                               18

How to Reach Us                            Back cover

JPMORGAN SHORT TERM BOND FUND II

RISK/RETURN SUMMARY
FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND THEIR MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES X - X.

THE FUND'S OBJECTIVE

THE FUND SEEKS TO PROVIDE HIGH TOTAL RETURN, CONSISTENT WITH LOW VOLATILITY OF PRINCIPAL.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any duration, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. All assets must be invested in securities that, at the time of purchase, are rated investment grade or are the unrated equivalent, including at least 75% A or better.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Fleming Asset Management (USA) Inc., employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility.

To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD
UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
  - WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
  - WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
  - WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
  - ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
  - REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, five years and ten years. It compares that performance to the Lehman 1-3 Year U.S. Gov't Bond Index, a widely recognized market benchmark, and the Lipper Short-Term Investment Grade Debt Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS(1,2)


[GRAPHIC]

           1991          9.13%
           1992          5.04%
           1993          4.54%
           1994          2.38%
           1995          8.22%
           1996          5.62%
           1997          6.13%
           1998          5.59%
           1999          3.11%
           2000          7.52%

PAST PERFORMANCE DOES NOT PREDICT HOW THIS FUND WILL PERFORM IN THE
FUTURE.

THE FUND'S YEAR-TO DATE TOTAL RETURN AS OF 6/30/01 WAS 3.53%.

BEST QUARTER                  2.76%
                 4th quarter, 1991
WORST QUARTER                 0.09%
                 4th quarter, 1998

AVERAGE ANNUAL TOTAL RETURNS(1,2)
For the periods ending December 31, 2000


                                     PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
 CLASS A SHARES (AFTER EXPENSES)         5.53%         4.90%         5.36%
 CLASS I SHARES (AFTER EXPENSES)         7.52%         5.59%         5.70%
 CLASS M SHARES (AFTER EXPENSES)         5.41%         4.87%         5.34%
 LEHMAN 1-3 YEAR U.S. GOV'T BOND INDEX
 (N0 EXPENSES)                           8.17%         5.95%         6.40%
 LIPPER SHORT-TERM INVESTMENT
 GRADE DEBT FUNDS INDEX (NO EXPENSES)    7.39%         5.52%         6.34%

THE PERFORMANCE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD.

(1). THE FUND COMMENCED OPERATIONS ON 11/30/90. CLASS A SHARES COMMENCED OPERATIONS ON 5/6/96. THE PERFORMANCE FOR PERIODS BEFORE CLASS A SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF THE INSTITUTIONAL SHARES OF THE FUND. CLASS M SHARES COMMENCED OPERATIONS ON 7/1/99. THE PERFORMANCE FOR PERIODS BEFORE CLASS M SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF THE CLASS A SHARES OF THE FUND. THE PERFORMANCE FIGURES IN THE TABLE FOR CLASS A AND CLASS M SHARES REFLECT THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD.

(2).  THE FUND'S FISCAL YEAR END IS 10/31.

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           MAXIMUM SALES CHARGE        MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY         CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE   LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE(1)           PRICE OR REDEMPTION PROCEEDS
 CLASS A SHARES                 1.50%                     NONE
 CLASS I SHARES                 NONE                      NONE
 CLASS M SHARES                 1.50%                     NONE

ESTIMATED INVESTOR FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT
ARE DEDUCTED FROM FUND ASSETS)

                                          CLASS I     CLASS A     CLASS M
 MANAGEMENT FEE                            0.25        0.25        0.25
 DISTRIBUTION (RULE 12b-1) FEES            NONE        0.25        0.35
 SHAREHOLDER SERVICE FEES                  0.25        0.25        0.25
 OTHER EXPENSES                            0.52        0.48        0.44
 TOTAL ANNUAL FUND OPERATING EXPENSES      1.02        1.23        1.29
 FEE WAIVER AND EXPENSE REIMBURSEMENT      0.52        0.48        0.29
 NET EXPENSES*                             0.50        0.75        1.00

* REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) OF THE FUND'S CLASS I, CLASS A AND CLASS M SHARES EXCEED 0.50%, 0.75% AND 1.00%, RESPECTIVELY OF AVERAGE DAILY NET ASSETS THROUGH 9/7/02.
THIS TABLE DOES NOT REFLECT CHARGES OR CREDITS YOU MIGHT INCUR IF YOU INVEST THROUGH A FINANCIAL INSTITUTION.

EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you sell all your shares at the end of the period

- your investment has a 5% return each year

- you reinvest all your dividends, and

- net expenses for one year and total annual operating expenses thereafter

Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 CLASS A SHARES*                $225       $488        $770        $1,575
 CLASS I SHARES                 $ 51       $273        $513        $1,201
 CLASS M SHARES                 $250       $525        $820        $1,658

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Short Term Bond Fund II is a series of Mutual Fund Group, a Massachusetts business trust. The Trust is governed by Trustees. The trustees are responsible for overseeing all business activities.

THE FUND'S INVESTMENT ADVISER

JPMFAM (USA) is the investment adviser to the Fund and makes the day-to-day investment decisions for the Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) provides the Funds with investment advice and supervision. JPMFAM (USA) provides discretionary investment services to institutional clients and is located at 1211 Avenue of the Americas New York, NY 10036.

Prior to February 28, 2001 the adviser to the Fund was The Chase Manhattan Bank (Chase). During the most recent fiscal year ended, Chase was paid management fees (net waivers), as a percentage of average daily net assets of 0.30%.

THE PORTFOLIO MANAGERS

Short Term Bond Fund II is managed by a team of individuals at JPMFAM (USA).

THE FUND'S ADMINISTRATOR

The Chase Manhattan Bank (the "Administrator") provides administrative services and oversees the Fund's other service providers. The Administrator receives a PRO RATA portion of the following annual fee on behalf of the Fund for administrative services: 0.15% of the first $25 billion of average net assets of all non money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Trust has agreements with certain shareholder servicing agents (including The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class A, Class I and Class M Shares of the Fund held by investors serviced by the shareholder servicing agent.

JPMFAM (USA) and/or JPFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Funds attributable to shares of the Funds held by customers of those shareholder servicing agents.

THE FUND'S DISTRIBUTOR

J.P. Morgan (JPFD) Fund Distributors Inc., is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMFAM
(USA).

HOW YOUR ACCOUNT WORKS
ABOUT SALES CHARGES

You are required to pay a sales charge to buy Class A or Class M shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

There are a number of plans and special discounts which can decrease or even eliminate these charges.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class A shares or Class M shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund receives the net asset value.

The following charts shows the sales charge for the Fund.

TOTAL SALES CHARGE (CLASS A AND CLASS M SHARES)

                                           AS % OF THE         AS %
                                            OFFERING          OF NET
 AMOUNT OF                                   PRICE            AMOUNT
 INVESTMENT                                 PER SHARE        INVESTED
--------------------------------------------------------------------------------
 LESS THAN $100,000                           1.50%          1.52%
--------------------------------------------------------------------------------
 $100,000 BUT UNDER $250,000                  1.00%          1.00%
--------------------------------------------------------------------------------
 $250,000 BUT UNDER $500,000                  0.50%          0.50%
--------------------------------------------------------------------------------
 $500,000 BUT UNDER $1 MILLION                0.25%          0.25%
--------------------------------------------------------------------------------

There is no sales charge for investments of $1 million or more.

The Fund has adopted a Rule 12b-1 distribution plan under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares and up to 0.35% of the average daily net assets attributed to Class M shares.

These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

BUYING FUND SHARES

You can buy shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782

Or

Complete the application form and mail it along with a check for the amount you want to invest to:


JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC INVESTMENT PLAN

You can make regular automatic purchases of at least $100. Later sections discuss the Systematic Investment Plan.

Whether you choose Class A, Class I or Class M shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You will pay the public offering price which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we will process your order at that day's price.

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

THE JPMORGAN FUNDS SERVICE CENTER
1-800-348-4782

MINIMUM INVESTMENTS


 TYPE OF                          INITIAL         ADDITIONAL
 ACCOUNT                         INVESTMENT       INVESTMENTS
--------------------------------------------------------------------------------
 REGULAR ACCOUNT                   $2,500           $100
--------------------------------------------------------------------------------
 SYSTEMATIC  INVESTMENT PLAN       $1,000           $100
--------------------------------------------------------------------------------
 IRAS                              $1,000           $100
--------------------------------------------------------------------------------
 SEP-IRAS                          $1,000           $100
--------------------------------------------------------------------------------
 EDUCATION IRAS                    $  500           $100
--------------------------------------------------------------------------------

Make your check out to JPMorgan Funds in U.S. dollars. We won't accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you cannot sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be canceled if the JPMorgan Funds Service Center does not receive payment by 4:00 p.m. Eastern time on the day you buy.

If you're planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class A, Class M or Class I shares unless you request them and they will not issue certificates for Class A, Class I or Class M shares.

SELLING FUND SHARES

You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell shares of Funds worth $25,000 or more of Funds by phone, we will send it by wire only to a bank account on our records. We charge $10 for each transaction by wire.

Or

Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
P.O. Box 219392
Kansas City, MO 64121-9392

THROUGH A SYSTEMATIC WITHDRAWAL

You can automatically sell as little as $50 worth of Plan shares. See Shareholder Services.

You can sell your shares on any day the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, a Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if "you want to sell shares with a net asset value of $100,000 or more" or you want your payment to be sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE

Tell your representative from which Funds and to which Fund you want to exchange your shares from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange money from one JPMorgan account to another of the same class. Call the JPMorgan Funds Service Center for details.

You should not exchange shares as means of short-term trading as this could increase management cost and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if you sell your shares and the balance falls below $500. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 days notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We will take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

The Fund may issue multiple classes of shares. This prospectus relates only to Class A, Class M and Class I shares of the Fund. The class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Fund can earn income and they can realize capital gain. The Fund deduct any expenses then pay out these earnings to shareholders as distributions.

The Fund declares and pays net investment income dividends on a monthly basis. The Fund distributes net capital gain annually. You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends will not be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

The Fund expects that its distributions will consist primarily of ordinary income. Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is only a general summary of tax implications of investing in the Fund. Please consult your tax adviser to see how investing in the Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table discusses the main elements that make up the Fund's overall risk and reward characteristics. It also outlines the Fund's policies toward various investments, including those that are designed to help certain funds manage risk.

POTENTIAL RISKS                         POTENTIAL REWARDS             POLICIES TO BALANCE RISK AND REWARD
 MARKET CONDITIONS
 - The Fund's share price, yield,       - Bonds have generally        - Under normal circumstances the Fund plans to remain fully
   and total return will fluctuate        outperformed money market     invested in bonds and other fixed income securities as
   in response to bond market             investments over the long     noted in the table on
   movements                              term, with less risk than
                                          stocks                      - The Fund seeks to limit risk and enhance total return or
 - The value of most bonds will                                         yields through careful management, sector allocation,
   fall when interest rates rise;       - Most bonds will rise in       individual securities selection, and duration management
   the longer a bond's maturity           value when interest rates
   and the lower its credit               fall                        - During severe market downturns, the Fund has the option
   quality, the more its value                                          of investing up to 100% of assets in high quality
   typically falls                      - Mortgage-backed and           short-term securities
                                          asset-backed securities
 - Adverse market conditions may          can offer attractive        - The adviser monitors interest rate trends, as well as
   from time to time cause the            returns                       geographic and demographic information related to
   Fund to take temporary defensive                                     mortgage-backed securities and mortgage prepayments
   positions that are inconsistent
   with its principal investment
   strategies and may hinder the
   Fund from achieving its investment
   objective

 - Mortgage-backed and asset-backed
   securities (securities representing
   an interest in, or secured by, a
   pool of mortgages or other assets
   such as receivables) could generate
   capital losses or periods of low
   yields if they are paid off
   substantially earlier or later
   than anticipated


 CREDIT QUALITY
 - The default of an issuer would       - Investment-grade bonds      - The Fund maintains its own policies for balancing credit
   leave a Fund with unpaid interest      have a lower risk of          quality against potential yields and gains in light of its
   or principle                           default                       investment goals

                                                                      - The adviser develops its own rating of unrated securities and makes a credit quality determination for unrated
                                                                        securities


 FOREIGN INVESTMENTS
 - The Fund could lose money because    - Foreign bonds, which        - Foreign bonds may be a significant investment for the Fund
   of foreign government actions,         represent a major portion
   political instability, or lack         of the world's fixed        - To the extent that the Fund invests in foreign bonds, it
   of adequate and accurate               income securities, offer      may manage the currency exposure of its foreign
   information                            attractive potential          investments relative to its benchmark, and may hedge a
                                          performance and               portion of its foreign currency exposure into the U.S.
                                          opportunities for             dollar from time to time (see also "Derivatives"); these
                                          diversification               currency management techniques may not be available for
 - Currency exchange rate movements                                     certain emerging markets investments
   could reduce gains or create losses  - Favorable exchange rate movements could generate
 - Currency and investment risks tend     gains or reduce losses
   to be higher in emerging markets
                                        - Emerging markets can offer
                                          higher returns


 WHEN-ISSUED AND DELAYED
 DELIVERY SECURITIES
 - When the Fund buys securities        - The Fund can take           - The Fund segregates liquid assets to offset leverage risk
   before issue or for delayed            advantage of attractive
   delivery, it could be exposed          transaction opportunities
   to leverage risk if it does
   not segregate liquid assets


POTENTIAL RISKS                         POTENTIAL REWARDS             POLICIES TO BALANCE RISK AND REWARD
 MANAGEMENT CHOICES
 - The Fund could underperform its      - The Fund could outperform   - The adviser focuses its active management on those areas
   benchmark due to its sector,           its benchmark due to these    where it believes its commitment to research can most
   securities or duration choices         same choices                  enhance returns and manage risks in a consistent way

 DERIVATIVES
 - Derivatives such as futures,         - Hedges that correlate well  - The Fund use derivatives, such as futures, options, swaps
   options, swaps and forward             with underlying positions     and forward foreign currency contracts for hedging and
   foreign currency contracts             can reduce or eliminate       for risk management (i.e., to adjust duration or yield curve
   that are used for hedging the          losses at low cost            exposure, or to establish or adjust exposure to particular
   portfolio or specific securities                                     securities, markets, or currencies); risk management may
   may not fully offset the             - The Fund could make money     include management of a fund's exposure relative to it's
   underlying positions(1) and this       and protect against losses    benchmark
   could result in losses to the          if management's analysis
   Fund that would not have               proves correct              - The Fund only establish hedges that they expect will be
   otherwise occurred                                                   highly correlated with underlying positions
                                        - Derivatives that involve
 - Derivatives used for risk              leverage could generate     - While the Fund may use derivatives that incidentally
   management may not have the            substantial gains at          involve leverage, they do not use them for the specific
   intended effects and may result        low cost                      purpose of leveraging their portfolios
   in losses or missed opportunities

 - The counterparty to a derivatives
   contract could default

 - Certain types of derivatives
   involve costs to the Fund which
   can reduce returns

 - Derivatives that involve leverage
   could magnify losses


  SECURITIES LENDING
 - When the Fund lends a security,      - The Fund may enhance        - The adviser maintains a list of approved borrowers
   there is a risk that the loaned        income through the
   securities may not be returned         investment of the           - The Fund receives collateral equal to at least 100%
   if the borrower or the lending         collateral received           of the current value of securities loaned
   agent defaults                         from the borrower
                                                                      - The lending agents indemnify the Fund against
 - The collateral will be subject to                                    borrower default
   the risks of the securities in
   which it is invested                                               - The adviser's collateral investment guidelines
                                                                        limit the quality and duration of collateral investment
                                                                        to minimize losses

                                                                      - Upon recall, the borrower must return the securities
                                                                        loaned within the normal settlement period


  ILLIQUID HOLDINGS
 - The Fund could have difficulty       - These holdings may offer    - The Fund may not invest more than 15% of net assets in
   valuing these holdings precisely       more attractive yields or     illiquid holdings
                                          potential growth than
 - The Fund could be unable to sell       comparable widely           - To maintain adequate liquidity to meet redemptions,
   these holdings at the time or          traded securities             the Fund may hold investment-grade short-term securities
   price desired                                                        (including repurchase agreements and reverse repurchase
                                                                        agreements) and, for temporary or extraordinary purposes,
                                                                        may borrow from banks up to 33 1/3% of the value of its
                                                                        total assets or draw on a line of credit


  SHORT-TERM TRADING
 - Increased trading would raise a      - The Fund could realize      - The Fund may use short-term trading to take advantage of
   fund's transaction costs               gains in a short period       attractive or unexpected opportunities or to meet demands
                                          of time                       generated by shareholder activity.
 - Increased short-term capital gains
   distributions would raise            - The Fund could protect
   shareholders' income tax liability     against losses if a
                                          bond is overvalued and
                                          its value later falls


1 A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

                       This page intentionally left blank.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The purchase of domestic or foreign mortgage-backed securities with the promise to purchase similar securities upon the maturity of the original security. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of domestic or foreign bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a domestic or foreign party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

SYNTHETIC VARIABLE RATE INSTRUMENTS Debt instruments whereby the issuer agrees to exchange one security for another in order to change the maturity or quality of a security in the fund.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.


     /X/ Permitted (and if applicable,
         percentage limitation)
                  percentage of total assets  - BOLD
                  percentage of net assets    - ITALIC
     / / Permitted, but not typically used
     --  Not permitted
                                                                                                 SHORT
                                                                                                 TERM
              RELATED TYPES OF RISK                                                             BOND II
-------------------------------------------------------------------------------------------------------
credit, interest rate, market, prepayment                                                        --

credit, currency, liquidity, political                                                           /X/(1)

credit, currency, interest rate, liquidity, market, political                                    /X/(1)

credit, currency, interest rate, liquidity, market, political, valuation                         /X/(1)

credit, currency, interest rate, liquidity, market, political, valuation                         /X/(1)

credit, environmental, extension, interest rate, liquidity, market, natural
event, political, prepayment, valuation                                                          /X/

credit, currency, extension, interest rate, leverage, market, political,
prepayment                                                                                       /X/(1)

currency, extension, interest rate, leverage, liquidity, market, political, prepayment           /X/(1,2)

credit, currency, extension, interest rate, liquidity, political, prepayment                     /X/(1)

credit, interest rate, liquidity, market, valuation                                              /X/

credit, interest rate, liquidity, market, natural event, prepayment, valuation                   /X/

credit                                                                                           /X/

credit                                                                                           /X/(2)

credit, currency, interest rate, market, political                                               /X/(1)


credit, currency, interest rate, leverage, market, political                                     /X/(1)

credit, interest rate, leverage, liquidity, market                                               --

credit, interest rate, market, natural event, political                                          / /

interest rate                                                                                    /X/

credit, currency, interest rate, liquidity, market, political, valuation                         /X/(1)


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) in the aggregate may not exceed 33 1/3% of the Fund's total assets.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Fund's financial performance for the periods for the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

The table set forth below provide selected per share data and ratios for one share outstanding throughout each period shown for Class A, M and Institutional.

This information is supplemented by a financial statement including accompanying notes appearing in the Fund's Annual Report to Shareholders for the fiscal year ended October 31, 2000 and the Semi-Annual report for the period ended 4/30/01 for Short Term Bond Fund II, which are incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Fund or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited, except as noted, by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

SHORT-TERM BOND FUND II


                                                                                                 CLASS A
                                                                        ----------------------------------------------------------
                                                                        11/1/00
                                                                         THROUGH      YEAR      YEAR      YEAR     YEAR  05/06/96*
                                                                         4/30/01     ENDED     ENDED     ENDED    ENDED    THROUGH
                                                                     (UNAUDITED)  10/31/00  10/31/99  10/31/98  10/31/97  10/31/96
PER SHARE OPERATING PERFORMANCE:
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $ 9.89     $9.94    $10.14    $10.10    $10.10    $10.03
----------------------------------------------------------------------------------------------------------------------------------
 Income from investments operations:
   Net investment income                                                    0.26      0.56      0.46      0.53      0.58      0.26
   Net gains or losses in securities (both realized and unrealized)         0.22     (0.05)    (0.20)     0.02        --      0.07
                                                                          ------    ------    ------    ------    ------    ------
   Total from investment operations                                         0.48      0.51      0.26      0.55      0.58      0.33
 Less distributions:
   Dividends from net investment income                                     0.26      0.56      0.46      0.51      0.58      0.26
   Distributions from capital gains                                           --        --        --        --        --        --
                                                                          ------    ------    ------    ------    ------    ------
   Total dividends and distributions                                        0.26      0.56      0.46      0.51      0.58      0.26
Net asset value, end of period                                            $10.11     $9.89    $ 9.94    $10.14    $10.10    $10.10
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                            4.84%     5.27%     2.64%     5.58%     5.91%     3.41%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                     $18       $19       $22       $19       $10      $10
----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------------------------
   Expenses                                                                0.75%     0.75%     0.75%     0.76%     0.75%     0.75%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                   4.84%     5.68%     4.58%     5.28%     5.76%     5.28%
----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits           1.23%     1.37%     1.37%     1.44%     1.31%     1.45%
----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements and               4.36%     5.06%     3.96%     4.60%     5.20%     4.58%
      earnings credits
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                     123%      139%      302%      439%      471%      158%
----------------------------------------------------------------------------------------------------------------------------------


                                                                                           CLASS M
                                                                      --------------------------------------------
                                                                           11/1/00
                                                                           THROUGH            YEAR       07/01/99*
                                                                           4/30/01           ENDED         THROUGH
PER SHARE OPERATING PERFORMANCE:                                       (UNAUDITED)        10/31/00        10/31/99
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $9.89           $9.94           $9.98
------------------------------------------------------------------------------------------------------------------
 Income from investments operations:
   Net investment income                                                      0.25            0.54            0.16
   Net gains or losses in securities (both realized and unrealized)           0.22           (0.05)          (0.04)
                                                                            ------          ------          ------
   Total from investment operations                                           0.47            0.49            0.12
 Less distributions:
   Dividends from net investment income                                       0.25            0.54            0.16
   Distributions from capital gains                                             --              --              --
                                                                            ------          ------          ------
   Total dividends and distributions                                          0.25            0.54            0.16
Net asset value, end of period                                              $10.11           $9.89           $9.94
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                                              4.76%           5.04%           1.26%
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                        $85             $13              $3
------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------
   Expenses                                                                  0.99%           0.99%           0.97%
------------------------------------------------------------------------------------------------------------------
   Net investment income                                                     4.60%           5.51%           4.72%
------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits             1.29%           1.73%           1.41%
------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements
    and earnings credits                                                     4.30%           4.77%           4.28%
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       123%            139%            302%


  *   Commencement of offering class of shares.
  #   Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^   Formerly Chase Vista Short-Term Bond Fund.

SHORT TERM BOND FUND II (CLASS I)


                                                                          11/1/00
                                                                          THROUGH      YEAR     YEAR       YEAR      YEAR      YEAR
                                                                          4/30/01     ENDED    ENDED      ENDED     ENDED     ENDED
PER SHARE OPERATING PERFORMANCE:                                      (UNAUDITED)  10/31/00  10/31/99  10/31/98  10/31/97  10/31/96
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $9.90     $9.95    $10.15    $10.11    $10.12    $10.08
-----------------------------------------------------------------------------------------------------------------------------------
 Income from investment operations:
   Net investment income                                                     0.27      0.59      0.49      0.57      0.62      0.56
   Net gains or losses in securities (both realized and unrealized)          0.23     (0.05)    (0.20)     0.02     (0.01)     0.04
                                                                           ------     -----    ------    ------    ------    ------
   Total from investment operations                                          0.50      0.54      0.29      0.59      0.61      0.60
 Less distributions:
   Dividends from net investment income                                      0.27      0.59      0.49      0.55      0.62      0.56
   Distributions from capital gains                                            --        --        --        --        --        --
                                                                           ------     -----    ------    ------    ------    ------
   Total dividends and distributions                                         0.27      0.59      0.49      0.55      0.62      0.56
Net asset value, end of period                                             $10.13     $9.90    $ 9.95    $10.15    $10.11    $10.12
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                5.06%     5.56%     2.97%     6.03%     6.23%     6.10%
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                                     $150        $21       $28       $31       $38       $43
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses                                                                 0.50%     0.45%     0.42%     0.42%     0.42%     0.35%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                    5.09%     5.99%     4.89%     5.68%     6.08%     5.59%
-----------------------------------------------------------------------------------------------------------------------------------
   Expenses without waivers, reimbursements and earnings credits            0.87%     1.02%     1.02%     1.04%     0.93%     0.89%
-----------------------------------------------------------------------------------------------------------------------------------
   Net investment income without waivers, reimbursements                    4.72%     5.42%     4.29%     5.06%     5.57%     5.05%
      and earnings credits
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      123%      139%      302%      439%      471%      158%
-----------------------------------------------------------------------------------------------------------------------------------

 ^  Formerly Chase Vista Short-Term Bond Fund.
 #  Short periods have been annualized.

This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION
You will find more information about the fund in the following documents.

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the fund and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these
documents and other information, or ask us any questions, by calling 1 (800) 766-7722 or writing to:

JPMORGAN FUNDS SERVICE CENTER
500 STANTON CHRISTIANA ROAD
NEWARK, DELAWARE 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.


The Fund's Investment Company Act
File No. is 811-5151.

                       JPMORGAN FUNDS FULFILLMENT CENTER
                               393 MANLEY STREET
                        WEST BRIDGEWATER, MA 02379-1039
       (C)2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2001

PROSPECTUS SEPTEMBER 2001
SUBJECT TO COMPLETION, JULY 27, 2001

JPMORGAN FUNDS
CLASS A, CLASS B AND CLASS C SHARES

BOND FUND

ENHANCED INCOME FUND

GLOBAL HIGH YIELD BOND FUND

GLOBAL STRATEGIC INCOME FUND

SHORT TERM BOND FUND

STRATEGIC INCOME FUND

U.S. TREASURY INCOME FUND


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



[LOGO]JPMORGAN FLEMING
      Asset Management


[SIDENOTE]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN A STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Bond Fund                                                              1

Enhanced Income Fund                                                   7

Global High Yield Bond Fund                                           11

Global Strategic Income Fund                                          16

Short Term Bond Fund                                                  22

Strategic Income Fund                                                 28

U.S. Treasury Income Fund                                             34

Funds' Management and Administration                                  40

How Your Account Works                                                42

   Know Which Classes to Buy                                          42

   Buying Fund Shares                                                 44

   Selling Fund Shares                                                45

   Exchanging Fund Shares                                             46

Distributions and Taxes                                               47

Shareholder Services                                                  48

Risk and Reward Elements                                              50

Investments                                                           53

Financial Highlights                                                  55

How To Reach Us                                               Back cover

JPMORGAN BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund's seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed

[SIDENOTE]

     BEFORE YOU INVEST

     INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

     -    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT
          OBJECTIVE.

     -    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

     FREQUENCY OF TRADING
     HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

[SIDENOTE]

     INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A and Class B Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Class A and B Shares would have been lower than shown because Class A and B Shares have higher expenses than Institutional Class Shares.

The performance figures in the bar chart and table also do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.95%

AVERAGE ANNUAL TOTAL RETURN (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)

                                                  PAST 1 YEAR        PAST 5 YEARS       PAST 10 YEARS
CLASS A SHARES                                    5.94               5.04               6.95
CLASS B SHARES                                    5.93               5.71               7.45
SALOMON SMITH BARNEY BROAD
INVESTMENT GRADE BOND INDEX
(NO EXPENSES)                                    11.59               6.45               8.00

(1) THE FUND COMMENCED OPERATIONS ON 7/26/93. RETURNS FOR THE PERIOD 1/1/90 THROUGH 7/31/93 REFLECT PERFORMANCE OF THE PIERPONT BOND FUND, THE FUND'S PREDECESSOR. THE PERFORMANCE FIGURES IN THE TABLE FOR CLASS A SHARES REFLECT THE DEDUCTION OF THE MAXIMUM FRONT-END SALES LOAD AND THE PERFORMANCE FIGURES IN THE TABLE FOR CLASS B SHARES REFLECT THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

1991            13.45%
1992             6.53%
1993             9.98%
1994            -2.68%
1995            18.42%
1996             3.30%
1997             9.29%
1998             7.54%
1999            -0.55%
2000            10.93%

BEST QUARTER                              6.30%
                             2nd quarter, 1995
WORST QUARTER                            -2.38%
                             1st quarter, 1994

ESTIMATED INVESTOR EXPENSES FOR CLASS A and CLASS B SHARES

The sales charges and estimated expenses of Classes A and Class B Shares before and after reimbursement are shown below. Class A and Class B Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                   MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES
                                   (LOAD) WHEN YOU BUY                CHARGE (LOAD) SHOWN AS
                                   SHARES, SHOWN AS % OF THE          LOWER OF ORIGINAL PURCHASE
                                   OFFERING PRICE*                    PRICE OR REDEMPTION PROCEEDS
CLASS A SHARES                     4.50%                              NONE
CLASS B SHARES                     NONE                               5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)

                                                SHARE-
                                  DISTRIBUTION  HOLDER               TOTAL      FEE WAIVER
                    MANAGEMENT    (RULE 12b-1)  SERVICE  OTHER       OPERATING  AND EXPENSE       NET
                    FEES          FEES          FEES     EXPENSES(3) EXPENSES   REIMBURSEMENT(4)  EXPENSES(4)
CLASS A SHARES      0.30          0.25          0.25     0.35        1.15       0.40              0.75
CLASS B SHARES      0.30          0.75          0.25     0.35        1.65       0.15              1.50

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% AND 1.50%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Class A and Class B with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    all dividends reinvested

-    net expenses for one year and total operating expenses thereafter, and

-    all shares sold at the end of each time period.

The example is for comparison only; the actual returns of Class A and Class B Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                          1 YEAR         3 YEARS          5 YEARS         10 YEARS
CLASS A SHARES*                           $523           $761             $1,018          $1,751
CLASS B SHARES**                          $653           $806             $1,083          $1,809***

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                          1 YEAR         3 YEARS          5 YEARS         10 YEARS
CLASS B SHARES                            $153           $506             $883            $1,809***

   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

 *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMORGAN ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages __-__.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high current income consistent with principal preservation. This goal can be changed without shareholder approval.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that JPMIM, the adviser, believes have the potential to provide high current income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months. Also, the Fund may use interest rate swaps, futures contracts and options to help manage duration, yield curve exposure, and credit and spread volatility.

Up to 25% of the Fund's assets may be invested in foreign securities. All of the securities purchased by the Fund, at the time of purchase, must be rated investment grade by a nationally recognized statistical rating organization or the unrated equivalent, including at least 75% in securities rated A or better.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. The Fund's asset-backed and mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, and, like any bond, due to default. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

[SIDENOTE]

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING

THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

THE FUND'S PAST PERFORMANCE

The Fund is recently activated and therefore the Fund has no performance history once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B and CLASS C SHARES

The sales charges and estimated expenses of Class A, Class B and Class C Shares before and after reimbursement are shown below. Class A, Class B and Class C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                   MAXIMUM SALES CHARGE             MAXIMUM DEFERRED SALES
                                   (LOAD) WHEN YOU BUY              CHARGE (LOAD) SHOWN AS
                                   SHARES, SHOWN AS % OF THE        LOWER OF ORIGINAL PURCHASE
                                   OFFERING PRICE*                  PRICE OR REDEMPTION PROCEEDS
CLASS A SHARES                     1.50%                            NONE
CLASS B SHARES                     NONE                              --
CLASS C SHARES                     NONE                              --

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

                                              SHARE-
                                DISTRIBUTION  HOLDER                TOTAL       FEE WAIVER
                  MANAGEMENT    (RULE 12b-1)  SERVICE  OTHER        OPERATING   AND EXPENSE        NET
                  FEES          FEES          FEES     EXPENSES(1)  EXPENSES    REIMBURSEMENT(2)   EXPENSES(2)
CLASS A SHARES    0.25          0.25          0.25     0.65         1.40        0.65               0.75
CLASS B SHARES    0.25          0.75          0.25     0.65         1.90        0.65               1.25
CLASS C SHARES    0.25          0.75          0.25     0.65         1.90        0.65               1.25

(1)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75%, 1.25% AND 1.25%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/07/02.

EXPENSE EXAMPLE(2) The example below is intended to help you compare the cost of investing in Class A, Class B and Class C Shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    5% return each year

-    all dividends reinvested

-    net expenses for one year and total operating expenses thereafter, and

The example is for comparison only; the actual return of Class A, Class B and Class C Shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS A SHARES*                          $225            $523            $  843           $1,749
CLASS B SHARES**                         $127            $534            $  966           $2,039***
CLASS C SHARES***                        $127            $534            $  966           $2,169

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS B SHARES                           $127            $534            $966             $2,039***
CLASS C SHARES                           $127            $534            $966             $2,169

   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

 *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMORGAN GLOBAL HIGH YIELD BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high total return from a portfolio of high yield fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN
INVESMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations (such as the World Bank), whose securities the Fund believes have the potential to provide a high total return over time. Under normal circumstances, the Fund typically invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories (BB, Ba or lower) or are the unrated equivalent. These securities are commonly referred to as "junk bonds." The Fund may purchase securities of any maturity, but, under normal market conditions, the Fund's average effective portfolio duration generally will range between three and five years.

The Fund may also invest to a limited extent in equity futures contracts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the JPMIM, adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration is generally shorter than its average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in global bond markets, interest rates and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    ARE PURSUING A LONG-TERM GOAL OF TOTAL RETURN

- WANT TO ADD AN AGGRESSIVE FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

- ARE NOT PREPARED TO ACCEPT A HIGHER DEGREE OF RISK THAN MOST TRADITIONAL BOND FUNDS

-    ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES

The sales charges and estimated expenses of Class A, Class B and Class C Shares before and after reimbursement are shown below. The estimated annual expenses for Class A, Class B and Class C Shares after reimbursement are deducted from Fund assets prior to performance calculations.

SHAREHOLDERS FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                   MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES
                                   (LOAD) WHEN YOU BUY                CHARGE (LOAD) SHOWN AS
                                   SHARES, SHOWN AS % OF THE          LOWER OF ORIGINAL PURCHASE
                                   OFFERING PRICE*                    PRICE OR REDEMPTION PROCEEDS
CLASS A SHARES                     4.50%                              NONE
CLASS B SHARES                     NONE                               5.00%
CLASS C SHARES                     NONE                               1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, B AND C ASSETS)

                                                                                   FEE WAIVER
                                                                                   AND
                    MANAGE-   DISTRIBU-      SHAREHOLDER                TOTAL      EXPENSE
                    MENT      TION           SERVICE       OTHER        OPERATING  REIMBURSE-    NET
                    FEES      (12b-1) FEES   FEES          EXPENSES(1)  EXPENSES   MENT(2)       EXPENSES(2)
CLASS A SHARES      0.55      0.25           0.25          0.63         1.68       0.53          1.15
CLASS B SHARES      0.55      0.75           0.25          0.63         2.18       0.53          1.65
CLASS C SHARES      0.55      0.75           0.25          0.63         2.18       0.53          1.65

(1)  OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.

(2) REFLECTS AN AGREEMENT BY MORGAN GUARANTY TRUST COMPANY OF NEW YORK, TO REIMBURSE THE FUND TO THE EXTENT OPERATING EXPENSES OF CLASS A, B AND C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.15%, 1.65% AND 1.65% RESPECTIVELY, OF THE THEIR AVERAGE DAILY NET ASSETS WITH THROUGH 9/7/02.

EXAMPLE(3) This example helps you compare the cost of investing in Class A, Class B and Class C shares of the Fund with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000;

-    you redeem all shares or you hold them;

-    your investment has a 5% return each year;

-    you reinvest all your dividends; and

-    net expenses for one year and total operating expenses thereafter.

This example is for comparison only; the Fund's actual return on Class A, B and C Shares and your actual cost may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS A SHARES*                          $562            $906            $1,274           $2,305
CLASS B SHARES**                         $668            $931            $1,321           $2,345***
CLASS C SHARES**                         $268            $631            $1,121           $2,472

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS B SHARES                           $168            $631            $1,121           $2,345***
CLASS C SHARES                           $168            $631            $1,121           $2,472

   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

 *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMORGAN GLOBAL STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.

At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment grade or better or are the unrated equivalent. The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or are the unrated equivalent).

The management team uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

-    12% international non-dollar (range 0-25%)

-    35% public/private mortgages (range 20-45%)

-    15% public/private corporates (range 5-25%)

-    15% emerging markets (range 0-25%)

-    23% high yield corporates (range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser, JPMIM, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in global bond markets, interest rates and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    HAVE A SHORT-TERM INVESTMENT HORIZON

-    ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A, Class B and Class C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Lehman Brothers Aggregate Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Institutional Shares.

The performance figures in the bar chart and table also do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.15%

AVERAGE ANNUAL TOTAL RETURN (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)

                                                                       PAST 1 YEAR         LIFE OF FUND
CLASS A                                                                 3.12                4.72
CLASS B                                                                 3.02                5.38
CLASS C                                                                 6.95                6.02
LEHMAN BROTHERS AGGREGATE BOND
INDEX (NO EXPENSES)                                                    11.63                7.84

(1) THE FUND COMMENCED OPERATIONS ON 3/17/97 AND PERFORMANCE IS CALCULATED AS OF 3/31/97. THE PERFORMANCE FIGURES IN THE TABLE FOR CLASS A SHARES REFLECT THE DEDUCTION OF THE MAXIMUM FRONT-END SALES LOAD AND THE PERFORMANCE FIGURES IN THE TABLE FOR CLASS B AND CLASS C SHARES REFLECT THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.
(2)  THE FUND'S FISCAL YEAR END IS 10/31.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

1998             2.59%
1999             2.51%
2000             7.98%

BEST QUARTER                              3.13%
                             1st quarter, 1998
WORST QUARTER                            -1.45%
                             3rd quarter, 1998

ESTIMATED INVESTOR EXPENSES FOR CLASS A, CLASS B AND CLASS C SHARES

The sales charges and estimated expenses of Class A, Class B and Class C Shares before and after reimbursement are shown below. Class A, Class B and Class C shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                   MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES
                                   (LOAD) WHEN YOU BUY                CHARGE (LOAD) SHOWN AS
                                   SHARES, SHOWN AS % OF THE          LOWER OF ORIGINAL PURCHASE
                                   OFFERING PRICE*                    PRICE OR REDEMPTION PROCEEDS
CLASS A SHARES                     4.50%                              NONE
CLASS B SHARES                     NONE                               5.00%
CLASS C SHARES                     NONE                               1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)

                                              SHARE-
                                DISTRIBUTION  HOLDER                TOTAL      FEE WAIVER
                  MANAGEMENT    (RULE 12b-1)  SERVICE  OTHER        OPERATING  AND EXPENSE       NET
                  FEES          FEES          FEES     EXPENSES(3)  EXPENSES   REIMBURSEMENT(4)  EXPENSES(4)
CLASS A SHARES    0.45          0.25          0.25     0.75         1.70       0.45              1.25
CLASS B SHARES    0.45          0.75          0.25     0.75         2.20       0.45              1.75
CLASS C SHARES    0.45          0.75          0.25     0.75         2.20       0.45              1.75

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B AND CLASS C (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.25%, 1.75% AND 1.75%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Class A, Class B and Class C shares with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    you redeem all shares or you hold them

-    5% return each year

-    all dividends reinvested

-    net expenses for one year and total operating expenses thereafter, and

The example is for comparison only; the actual return of Class A, Class B and Class C Shares your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS A SHARES*                          $572            $920            $1,291           $2,332
CLASS B SHARES**                         $678            $945            $1,339           $2,372***
CLASS C SHARES**                         $278            $645            $1,139           $2,499

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS B SHARES                           $178            $645            $1,139           $2,372***
CLASS C SHARES                           $178            $645            $1,139           $2,499

   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

 *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade or are the unrated equivalent, including at least 75% A or better. No more than 10% of assets may be invested in securities rated B or BB.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser JPMIM employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

[SIDNOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Class A and Class B Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and life of the Fund. During these periods, the actual returns of Class A and Class B Shares would have been lower than shown because Class A and Class B Shares have higher expenses than Institutional Class Shares.

The performance figures in the bar chart and table also do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 3.39%

AVERAGE ANNUAL TOTAL RETURN (%)

SHOWS PERFORMANCE OVER TIME, FOR PERIODS ENDED DECEMBER 31, 2000(1)

                                                      PAST 1 YEAR       PAST 5 YEARS        LIFE OF FUND
CLASS A                                               5.59              5.47                5.34
CLASS B                                               2.23              5.47                5.55
MERRILL LYNCH 1-3 YEAR TREASURY
INDEX (NO EXPENSES)                                   8.00              5.92                5.76

(1) THE FUND COMMENCED OPERATIONS ON 9/13/93. FOR THE PERIOD 7/31/93 THROUGH 9/30/93, LIFE OF FUND RETURNS REFLECT PERFORMANCE OF THE PIERPONT SHORT TERM BOND FUND, THE FUND'S PREDECESSOR. THE PERFORMANCE FIGURES IN THE TABLE FOR CLASS A SHARES REFLECT THE DEDUCTION OF THE MAXIMUM FRONT-END SALES LOAD AND THE PERFORMANCE FIGURES IN THE TABLE FOR CLASS B REFLECT THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

[CHART]
YEAR-BY-YEAR RETURNS(1,2)

1994             0.36%
1995            10.80%
1996             5.10%
1997             6.40%
1998             7.04%
1999             3.21%
2000             7.23%

BEST QUARTER                              3.36%
                             2nd quarter, 1995
WORST QUARTER                            -0.47%
                             1st quarter, 1994

ESTIMATED INVESTOR EXPENSES FOR CLASS A and CLASSB SHARES

The sales charges and estimated expenses of Classes A and Class B shares before and after reimbursement are shown below. Class A and Class B shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                   MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES
                                   (LOAD) WHEN YOU BUY                CHARGE (LOAD) SHOWN AS
                                   SHARES, SHOWN AS % OF THE          LOWER OF ORIGINAL PURCHASE
                                   OFFERING PRICE*                    PRICE OR REDEMPTION PROCEEDS
CLASS A SHARES                     1.50%                              NONE
CLASS B SHARES                     NONE                               5.00

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A AND CLASS B ASSETS)

                                                SHARE-
                                  DISTRIBUTION  HOLDER                TOTAL      FEE WAIVER
                    MANAGEMENT    (RULE 12b-1)  SERVICE  OTHER        OPERATING  AND EXPENSE      NET
                    FEES          FEES          FEES     EXPENSES(3)  EXPENSES   REIMBURSEMENT(4) EXPENSES(4)
CLASS A SHARES      0.25          0.25          0.25     0.41         1.16       (0.41)           0.75
CLASS B SHARES      0.25          0.75          0.25     0.41         1.66       (0.41)           1.25

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75% AND 1.25%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in Class A and Class B with the cost of investing in other mutual funds. The example assumes:

-    $10,000 initial investment

-    you redeem all shares or you hold them

-    5% return each year

-    all dividends reinvested

-    net expenses for one year and total operating expenses thereafter

The example is for comparison only; the actual return of Class A and Class B shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS A SHARES*                          $225            $473            $740             $1,502
CLASS B SHARES**                         $627            $783            $1,064           $1,798***

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS B SHARES                           $127            $483            $864             $1,798***

  * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.
 ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

JPMORGAN STRATEGIC INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks a high level of income.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:

- Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.

- The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

- Lower-rated high yield securities (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock, and preferred stock.

Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, J.P. Morgan Fleming Asset Management (USA), Inc. (JPMFAM(USA)), expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

total assets in debt securities of issuers in any one country other than the United States.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believe that the returns available through leveraging will provide a potentially higher return.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Strategic Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in global bond markets, interest rates and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past two calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized benchmark, and the Lipper Multi-Sector Income Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

PAST PERFORMANCE DOES NOT PREDICT HOW ANY CLASS OF THE
FUND WILL PERFORM IN THE FUTURE.

THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT ANY DEDUCTION FOR THE FRONT-END SALES LOAD WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.13%.

AVERAGE ANNUAL TOTAL RETURNS (%)

SHOWS PERFORMANCE OVER TIME, FOR THE PERIODS ENDING DECEMBER 31, 2000(1)

                                                       PAST 1 YEAR       LIFE OF FUND
CLASS A SHARES (AFTER EXPENSES)                        -3.20             1.04
CLASS B SHARES (AFTER EXPENSES)                        -3.74             1.73
CLASS C SHARES (AFTER EXPENSES)                        -0.02             2.98
LEHMAN AGGREGATE BOND INDEX (NO EXPENSES)              11.63             5.14
LIPPER MULTI-SECTOR INCOME FUNDS INDEX (NO EXPENSES)   -0.36             0.22



1. THE FUND COMMENCED OPERATION ON _____. (2) THE PERFORMANCE FIGURES IN THE TABLE FOR CLASS A SHARES REFLECT THE DEDUCTION OF THE MAXIMUM FRONT-END SALES LOAD AND THE PERFORMANCE FIGURES IN THE TABLE FOR CLASS B AND CLASS C SHARES REFLECT THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

2. THE FUND'S FISCAL YEAR END IS 10/31.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

1999              6.39%
2000              1.40%

BEST QUARTER                              2.89%
                             4th quarter, 1999
WORST QUARTER                            -0.57%
                             3rd quarter, 2000

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

The sales charges and estimated expenses of Class A, Class B and Class C Shares before and after reimbursement are shown below. Class A, Class B and Class C shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                                   MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES
                                   (LOAD) WHEN YOU BUY                CHARGE (LOAD) SHOWN AS
                                   SHARES, SHOWN AS % OF THE          LOWER OF ORIGINAL PURCHASE
                                   OFFERING PRICE*                    PRICE OR REDEMPTION PROCEEDS
CLASS A SHARES                     4.50%                              NONE
CLASS B SHARES                     NONE                               5.00%
CLASS C SHARES                     NONE                               1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)

                               DISTRIBU-   SHARE-                 TOTAL
                    MANAGE-    TION        HOLDER                 ANNUAL      FEE WAIVER
                    MENT       (12b-1)     SERVICE   OTHER        OPERATING   AND EXPENSE       NET
CLASS OF SHARES     FEES       FEES        FEES      EXPENSES(3)  EXPENSES    REIMBURSEMENT     EXPENSES(4)
CLASS A             0.50       0.25        0.25      1.65         2.65        1.40              1.25
CLASS B             0.50       0.75        0.25      1.64         3.14        1.39              1.75
CLASS C             0.50       0.75        0.25      1.64         3.14        1.39              1.75

(3)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A, CLASS B AND CLASS C SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 1.25%, 1.75% AND 1.75%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Class A, Class B and Class C shares with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000

-    you redeem all shares or you hold them

-    your investment has a 5% return each year

-    you reinvest all your dividends, and

- net operating expenses for one year and total operating expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS A SHARES*                          $572            $1,109          $1,672           $3,200
CLASS B SHARES**                         $678            $1,138          $1,724           $3,238***
CLASS C SHARES**                         $278            $  838          $1,524           $3,352

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE:

                                         1 YEAR          3 YEARS         5 YEARS          10 YEARS
CLASS B SHARES                           $178            $838            $1,524           $3,238***
CLASS C SHARES                           $178            $838            $1,524           $3,352

   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

 *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

JPMORGAN U.S. TREASURY INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.

THE FUND'S MAIN
INVESTMENT STRATEGY

Under normal circumstances, the Fund will invest at least 65% of its total assets in:

-    debt securities issued by the U.S. Treasury, and

- repurchase agreements in which the Fund receives these securities as collateral.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The Fund's adviser JPFAM (USA) will change the actual duration according to changes in the market.

The Fund develops an appropriate portfolio strategy based on a forecast for the level and direction of interest rates. When making this forecast, the adviser also determines an outlook for the interest rate horizon, an expectation of market volatility levels and an outlook for yield curve shifts.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT;

-    THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-    THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

INVESTMENT PROCESS
duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Treasury Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-    WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-    WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

-    ARE PURSUING A LONG-TERM GOAL OF TOTAL RETURN

- WANT TO ADD AN AGGRESSIVE FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-    ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-    REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class A shares. The bar chart shows how the performance of the Fund's shares has varied from year to year over the past ten calendar years. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past one, five and ten years. It compares that performance to the Lehman U.S. Gov't Bond Index and the Lehman U.S. Treasury Bond Index, two widely recognized market benchmarks, and the Lipper General U.S. Gov't Funds Index. In the past, the Fund has compared its performance to the Lehman Treasury Bond Index, but in the future, the Fund intends to compare its performance to the Lehman U.S. Gov't Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

The performance figures in the bar chart and table also do not reflect any deduction for the front-end sales load which is assessed on Class A Shares. If the load were reflected, the performance figures would have been lower.

Past performance does not predict how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 1.79%.

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

1991             14.79%
1992              5.87%
1993             10.32%
1994             -4.46%
1995             17.53%
1996              1.26%
1997              8.34%
1998              8.78%
1999             -2.96%
2000             12.61%

BEST QUARTER                              5.87%
                             2nd quarter, 1995
WORST QUARTER                            -2.98%
                             1st quarter, 1994

(1.) THE FUND COMMENCED OPERATION ON   .

(2.) THE FUND'S FISCAL YEAR END IS 10/31.

AVERAGE ANNUAL TOTAL RETURNS

SHOWS PERFORMANCE OVER TIME, FOR THE PERIODS ENDING DECEMBER 31, 2000(3)

                                                        PAST 1 YEAR        PAST 5 YEARS       PAST 10 YEARS
CLASS A SHARES                                           7.58%             4.49%              6.49%
CLASS B SHARES                                           6.64%             4.25%              6.38%
LEHMAN U.S. GOV'T BOND INDEX                            13.24%             6.49%              7.92%
LEHMAN U.S. TREASURY BOND INDEX                         13.52%             6.49%              7.92%
LIPPER GENERAL U.S. GOV'T FUNDS INDEX                   11.89%             5.54%              6.75%


(3) CLASS B SHARES WERE FIRST OFFERED ON NOVEMBER 4, 1993. THE PERFORMANCE FOR THE PERIOD BEFORE CLASS B SHARES WERE LAUNCHED IN 1993 IS BASED ON THE PERFORMANCE FOR CLASS A SHARES OF THE FUND. THE ACTUAL RETURNS OF CLASS B SHARES WOULD HAVE BEEN LOWER THAN SHOWN BECAUSE CLASS B SHARES HAVE HIGHER EXPENSES THAN CLASS A SHARES. THE PERFORMANCE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

The sales charges and estimated expenses of Class A, Class B and Class C Shares before and after reimbursement are shown below. Class A, Class B and Class C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.

                                   MAXIMUM SALES CHARGE               MAXIMUM DEFERRED SALES
                                   (LOAD) WHEN YOU BUY                CHARGE (LOAD) SHOWN AS
                                   SHARES, SHOWN AS % OF              LOWER OF ORIGINAL PURCHASE
CLASS OF SHARES                    THE OFFERING PRICE*                PRICE OR REDEMPTION PROCEEDS
CLASS A                            4.50%                              NONE
CLASS B                            NONE                               5.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                      TOTAL
                                                SHARE-                ANNUAL
                                                HOLDER                FUND       FEE WAIVER
                    MANAGEMENT    DISTRIBUTION  SERVICE  OTHER        OPERATING  AND EXPENSE        NET
CLASS OF SHARES     FEES          (12b-1) FEES  FEES     EXPENSES(4)  EXPENSES   REIMBURSEMENTS(5)  EXPENSES(4)
CLASS A             0.30          0.25          0.25     0.50         1.30       0.55               0.75
CLASS B             0.30          0.75          0.25     0.50         1.80       0.16               1.64

(4)  "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(5) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF CLASS A AND CLASS B SHARES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
     PLAN) EXCEED 0.75% AND 1.64%, RESPECTIVELY, OF THEIR AVERAGE DAILY NET ASSETS UNTIL 9/7/02.

EXAMPLE This example helps you compare the cost of investing in Class A and B with the cost of investing in other mutual funds. The example assumes:

-    you invest $10,000

-    you sell all your shares at the end of each period

-    your investment has a 5% return each year

-    you reinvest all your dividends, and

- net operating expenses for one year and total operating expenses thereafter.

Although your actual costs may be higher or lower, based on these assumptions:

IF YOU SELL YOUR SHARES YOUR COST WOULD BE:

                                          1 YEAR         3 YEARS          5 YEARS         10 YEARS
CLASS A SHARES*                           $647           $912             $1,197          $2,007
CLASS B SHARES**                          $667           $851             $1,160          $1,971***

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE:

                                          1 YEAR         3 YEARS          5 YEARS         10 YEARS
CLASS B SHARES                            $167           $551             $960            $1,971***

   * ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED.

  ** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

 *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE
     BEEN OWNED FOR EIGHT YEARS.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Short Term Bond, Bond, Global High Yield and Global Strategic Income Funds are series of J.P.Morgan Institutional Funds; the Enhanced Income Fund is a series of J.P. Morgan Series Trust; and the Strategic Income and U.S. Treasury Income Funds are series of Mutual Fund Group. Each of the J.P. Morgan Institutional Funds, J.P. Morgan Series Trust and Mutual Fund Group is a Massachusetts business trust. The Trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser and makes the day-to-day investment decisions for the Bond, Global High Yield Bond, Enhanced Income Global Strategic Income and Short-Term Bond Funds. JPMIM is located at 522 5th Avenue,
New York, NY 10036

JPMFAM (USA) is the investment adviser to the Strategic Income Fund and U.S. Treasury Income Fund. JPFAM (USA) makes the day-to-day investment decisions for the U.S. Treasury Income Fund and part of the Strategic Income Fund. JPMFAM
(USA) is located at 1211 Avenue of the Americas New York, NY 10036. JPMFAM (USA) and JPMIM are a wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year end, the advisers were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                               FISCAL
FUND                           YEAR END      %
BOND FUND                      10/31       0.30%
ENHANCED INCOME FUND           10/31       0.25%
GLOBAL HIGH YIELD FUND         10/31       0.55%
GLOBAL STRATEGIC INCOME FUND   10/31       0.45%
SHORT TERM BOND FUND           10/31       0.25%
STRATEGIC INCOME FUND          10/31       0.00%
U.S. TREASURY FUND             10/31       0.30%

THE PORTFOLIO MANAGERS

The Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATOR

Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (each "Administrator") provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of Class A, B and C Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or JPFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS DISTRIBUTOR

J.P. Morgan (JPFD) Fund Distributors Inc., is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

KNOW WHICH CLASSES TO BUY

The Fund may issue multiple classes of shares. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

You will need to choose a share class before making your initial investment. In making your choice, you should weigh the impact of all potential costs over the length of your investment, including sales charges and annual fees. For example, in some cases, it can be more economical to pay an initial sales charge than to choose a class with no initial sales charge, but higher annual fees and a contingent deferred sales charge.

ABOUT SALES CHARGES

You must pay a sales charge to buy Class A, B or C shares in the Fund. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

Different charges are associated with each class of shares:

- If you choose to invest in Class A shares, you must pay a sales charge when you invest.

- If you choose to invest in Class B shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the sales charge decreases as your investment increases. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund receives the net asset value.

The following charts show sales charges for the Funds.

TOTAL SALES CHARGE (FOR BOND, GLOBAL HIGH YIELD BOND, GLOBAL STRATEGIC INCOME, STRATEGIC INCOME AND U.S. TREASURY INCOME FUNDS)

                                AS % OF THE    AS %
                                OFFERING       OF NET
AMOUNT OF                       PRICE          AMOUNT
INVESTMENT                      PER SHARE      INVESTED
LESS THAN $100,000              4.50%          6.10%
$100,000 BUT UNDER $250,000     3.75%          3.90%
$250,000 BUT UNDER $500,000     2.50%          2.56%
$500,000 BUT UNDER $1 MILLION   2.00%          2.04%

TOTAL SALES CHARGE (SHORT TERM BOND AND ENHANCED INCOME FUNDS)

                                AS % OF THE    AS %
                                OFFERING       OF NET
AMOUNT OF                       PRICE          AMOUNT
INVESTMENT                      PER SHARE      INVESTED
LESS THAN $100,000              1.50%          1.52%
$100,000 BUT UNDER $250,000     1.00%          1.00%
$250,000 BUT UNDER $500,000     0.50%          0.50%
$500,000 BUT UNDER $1 MILLION   0.25%          0.25%

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.

YEAR           DEFERRED SALES CHARGE
  1            5%
  2            4%
  3            3%
  4            3%
  5            2%
  6            1%
  7            NONE
  8            NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by the reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or 1% of the current value of the shares. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first.

Like Class B shares, Class C shares have higher combined distribution and service fees than Class A shares. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

GENERAL

The Funds have adopted Rule 12b-1 distribution plans under which they pay annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares and up to 0.75% of the average daily net assets attributed to Class B and Class C shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?

Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you don't want to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

Class C shares may be best if you prefer not to pay an initial sales charge and you're not sure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual Fund Operating Expenses (expenses that are deducted from Fund assets) for the Fund.

Your investment representative may be able to advise you about the best class of shares for you.

BUYING FUND SHARES

You can buy shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative you want to buy the Fund and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMORGAN FUNDS SERVICE CENTER
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

THROUGH A SYSTEMATIC
INVESTMENT PLAN

You can make regular automatic purchases of at least $100. There's more on the Systematic Investment Plan later in this document.

GENERAL

Whether you choose Class A, B or C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything the Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. The Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. The Fund generally values its assets at the market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan

Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:

THE JPMORGAN FUNDS SERVICE CENTER

1-800-348-4782

MINIMUM INVESTMENTS

TYPE OF               INITIAL      ADDITIONAL
ACCOUNT               INVESTMENT   INVESTMENTS
REGULAR ACCOUNT        $2,500      $100
SYSTEMATIC
INVESTMENT PLAN        $1,000      $100

IRAS                   $1,000      $100

SEP-IRAS               $1,000      $100

EDUCATION IRAS         $500        $100

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. The Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be cancelled if your check doesn't clear and you will be responsible for any expenses and losses to the Fund. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays. The Fund will not issue certificates for Class A or Class C shares unless you request them and they will not issue certificates for Class B shares.

SELLING FUND SHARES

You can sell your shares three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE
Tell your representative that you want to sell the Fund. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell shares of the Fund worth $25,000 or more by phone, we will send the proceeds by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMORGAN FUNDS SERVICE CENTER
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

THROUGH A SYSTEMATIC WITHDRAW PLAN

You can automatically sell as little as $50 worth of shares. See page 11 for details.

GENERAL

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, the Fund will send you the proceeds the next business day. We will not accept an order to sell shares if the Fund hasn't collected your payment for the shares. The Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

-    you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

EXCHANGING FUND SHARES

You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated as a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT
REPRESENTATIVE

Tell your representative which Fund you want to exchange from and to. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER

Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN

You can automatically exchange shares from one JPMorgan fund to shares of another fund of the same class. Call the JPMorgan Funds Service Center for details.

GENERAL

If you exchange Class B shares of the Fund for Class B shares of another JPMorgan Fund, or Class C shares for Class C shares, you will not pay a deferred sales charge until you sell the shares of the other fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the JPMorgan fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION
CONCERNING THE FUND

We may close your account if the balance falls below $500 because you have sold shares. We may also close your account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 day's notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by phone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Morgan and/or JPFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers. The amount may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares of the Fund held by customers of those shareholder servicing agents.

Each Fund may issue multiple classes of shares. This prospectus relates only to Class A, B and C shares of the Fund. Each class may have different requirements for who may invest, and may have different sales charges and expense levels. A person who gets compensated for selling Fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES

The Fund can earn income and can realize capital gain. The Fund deducts any expenses and then pays out these earnings to shareholders as distributions.

The Enhanced Income, Short Term Bond, Bond, Global Strategic Income, and U.S. Treasury Income Funds declare income dividends daily and pay them monthly. The Strategic Income Fund declares and pays income dividends monthly. The Global High Yield Bond Fund typically pays ordinary income dividends once a year. The Funds make capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. However, the Fund may also make fewer payments in a given year, depending on its investment results. Dividends and distributions consist of substantially all of the Fund's net investment income and net capital gain.

You have three options for your distributions. You may:

-    reinvest all of them in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Please consult your tax advisor to see how investing in the Fund will affect your own tax situation.

SHAREHOLDER SERVCIES
SYSTEMATIC INVESTMENT PLAN

You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAW PLAN

You can make regular withdrawals of $50 or more ($100 or more for

Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE

You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service.

FREE EXCHANGE PRIVILEGE

You can exchange money between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE

You can buy back Class A Shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B Shares or Class C on which you've paid a deferred sales charge, you can use the proceeds to buy Class A Shares without a sales charge. You must buy the Class A Shares within 90 days of selling the Class B or Class C Shares.

RISK AND REWARD ELEMENTS FOR FIXED INCOME FUNDS

This table discusses the main elements that make up each Fixed Income Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS

-  Each Fund's share price,                 -  Bonds have generally                   -  Under normal circumstances the
   yield, and total return will                outperformed money market                 Funds plan to remain fully
   fluctuate in response to bond               investments over the long                 invested in bonds and other
   market movements                            term, with less risk than                 fixed income securities.
                                               stocks
-  The value of most bonds will                                                       -  bond investments may include
   fall when interest rates rise;                                                        U.S. and foreign corporate and
   the longer a bond's maturity             -  Most bonds will rise in value             government bonds,
   and the lower its credit                    when interest rates fall                  mortgage-backed and
   quality, the more its value                                                           asset-backed securities,
   typically falls                                                                       convertible securities,
                                                                                         participation interests and
                                                                                         private placements
-  Adverse market                           -  Mortgage-backed and
   conditions may from                         asset-backed securities and            -  The Funds seek to limit risk
   time to time cause a Fund to                direct mortgages can offer                and enhance total return or
   take temporary defensive                    attractive returns                        yields through careful
   positions that are                                                                    management, sector allocation,
   inconsistent with its                                                                 individual securities
   principal investment                                                                  selection, and duration
   strategies and may hinder a                                                           management
   fund from achieving its
   investment objective                                                               -  During severe market
                                                                                         downturns, the funds have the
-  Mortgage-backed and                                                                   option of investing up to 100%
   asset-backed securities                                                               of assets in high quality
   (securities representing an                                                           short-term securities
   interest in, or secured by, a
   pool of mortgages or other                                                         -  Each adviser monitors interest
   assets such as receivables)                                                           rate trends, as well as
   and direct mortgages could                                                            geographic and demographic
   generate capital losses or                                                            information related to
   periods of low yields if they                                                         mortgage-backed securities and
   are paid off substantially                                                            mortgage prepayments
   earlier or later than
   anticipated




CREDIT QUALITY

-  The default of an issuer would           -  Investment-grade bonds have a          -  Each Fund maintains its own
   leave a Fund with unpaid                    lower risk of default                     policies for balancing credit
   interest or principal                                                                 quality against potential
                                            -  Junk bonds offer higher yields            yields and gains in light of
-  Junk bonds (those rated BB, Ba              and higher potential gains                its investment goals
   or lower) have a higher risk
   of default, tend to be less                                                        -  Each adviser develops its own
   liquid, and may be more                                                               ratings of unrated securities
   difficult to value                                                                    and makes a credit quality
                                                                                         determination for unrated
                                                                                         securities

                                                                                      -  At least 90% of the Short Term
                                                                                         Bond Funds must be investment
                                                                                         grade or better

FOREIGN INVESTMENTS

-  A Fund could lose money                  -  Foreign bonds, which represent         -  Foreign bonds are a primary
   because of foreign government               a major portion of the world's            investment only for the Global
   actions, political                          fixed income securities, offer            Strategic Income Fund and may
   instability, or lack of                     attractive potential                      be a significant investment
   adequate and accurate                       performance and opportunities             for the Short Term Bond, Bond
   information                                 for diversification                       and Strategic Income Funds.

-  Currency exchange rate                   -  Favorable exchange rate                -  To the extent that a Fund
   movements could reduce gains                movements could generate gains            invests in foreign bonds, it
   or create losses                            or reduce losses                          may manage the currency
                                                                                         exposure of its foreign
-  Currency and investment risks            -  Emerging markets can offer                investments relative to its
   tend to be higher in emerging               higher returns                            benchmark, and may hedge a
   markets; these markets also                                                           portion of its foreign
   present higher liquidity and                                                          currency exposure into the
   valuation risks                                                                       U.S. dollar from time to time
                                                                                         (see also "Derivatives");
                                                                                         these currency management
                                                                                         techniques may not be
                                                                                         available for certain emerging
                                                                                         markets investments

POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
WHEN-ISSUED AND DELAYED
DELIVERY SECURITIES

-  When a Fund buys securities              -  A Fund can take advantage of           -   Each Fund segregates liquid
   before issue or for delayed                 attractive transaction                     assets to offset leverage
   delivery, it could be exposed               opportunities                              risks
   to leverage risk if it does
   not segregate liquid assets

MANAGEMENT CHOICES

-  A Fund could underperform its            -  A Fund could outperform its            -   Each adviser focuses its
   benchmark due to its sector,                benchmark due to these same                active management on those
   securities or duration choices              choices                                    areas where it believes its
                                                                                          commitment to research can
                                                                                          most enhance returns and
                                                                                          manage risks in a consistent
                                                                                          way

DERIVATIVES

-  Derivatives such as futures,             -  Hedges that correlate well             -   The Funds use derivatives,
   options, swaps and forward                  with underlying positions can              such as futures, options,
   foreign currency contracts(1)               reduce or eliminate losses at              swaps and forward foreign
   that are used for hedging the               low cost                                   currency contracts for hedging
   portfolio or specific                                                                  and for risk management (i.e.,
   securities may not fully                 -  A Fund could make money and                to adjust duration or yield
   offset the underlying                       protect against losses if                  curve exposure, or to
   positions and this could                    management's analysis proves               establish or adjust exposure
   result in losses to the Fund                correct                                    to particular securities,
   that would not have otherwise                                                          markets, or currencies); risk
   occurred                                 -  Derivatives that involve                   management may include
                                               leverage could generate                    management of a Fund's
-  Derivatives used for risk                   substantial gains at low cost              exposure relative to its
   management may not have the                                                            benchmark
   intended effects and may
   result in losses or missed                                                         -   The Funds only establish
   opportunities                                                                          hedges that they expect will
                                                                                          be highly correlated with
-  The counterparty to a                                                                  underlying positions
   derivatives contract could
   default                                                                            -   While the Funds may use
                                                                                          derivatives that incidentally
-  Certain types of derivatives                                                           involve leverage, they do not
   involve costs to the Funds                                                             use them for the specific
   which can reduce returns v                                                             purpose of leveraging their
                                                                                          portfolios
-  Derivatives that involve
   leverage could magnify losses

-  Derivatives used for
   non-hedging purposes could
   cause losses that exceed the
   original investment

SECURITIES LENDING

-  When a Fund lends a security,            -  A Fund may enhance income              -   Each adviser maintains a list
   there is a risk that the                    through the investment of the              of approved borrowers
   loaned securities may not be                collateral received from the
   returned if the borrower or                 borrower                               -   The Funds receive collateral
   the lending agent defaults                                                             equal to at least 100% of the
                                                                                          current value of securities
-  The collateral will be subject                                                         loaned
   to the risks of the securities
   in which it is invested                                                            -   The lending agents indemnify
                                                                                          a Fund against borrower default

                                                                                      -   Each adviser's collateral
                                                                                          investment guidelines limit
                                                                                          the quality and duration of
                                                                                          collateral investment to
                                                                                          minimize losses

                                                                                      -   Upon recall, the borrower must
                                                                                          return the securities loaned
                                                                                          within the normal settlement
                                                                                          period

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                             POTENTIAL REWARDS                         POLICIES TO BALANCE RISK AND REWARD
ILLIQUID HOLDINGS

-  A Fund could have difficulty             -  These holdings may offer more          -  No Fund may invest more than
   valuing these holdings                      attractive yields or potential            15% of net assets in illiquid
   precisely                                   growth than comparable widely             holdings
                                               traded securities
-  A Fund could be unable to sell                                                     -  To maintain adequate liquidity
   these holdings at the time or                                                         to meet redemptions, each Fund
   price desired                                                                         may hold high quality
                                                                                         short-term securities
                                                                                         (including repurchase
                                                                                         agreements and reverse
                                                                                         repurchase agreements) and,
                                                                                         for temporary or extraordinary
                                                                                         purposes, may borrow from
                                                                                         banks up to 33 1/3% of the
                                                                                         value of its total assets

SHORT-TERM TRADING

-  Increased trading would raise            -  A Fund could realize gains in          -  The Funds may use short-term
   a Fund's transaction costs                  a short period of time                    trading to take advantage of
                                                                                         attractive or unexpected
-  Increased short-term capital             -  A Fund could protect against              opportunities or to meet
   gains distributions would                   losses if a bond is overvalued            demands generated by
   raise shareholders' income tax              and its value later falls                 shareholder activity.
   liability

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar- denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY J.P. MORGAN FIXED INCOME FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

        /X/     Permitted (and if applicable, percentage limitation) percentage of total assets - BOLD
                percentage of net assets - ITALIC
        / /     Permitted, but not typically used
         +      Permitted, but no current intention of use
         --     Not permitted

                                                                                     GLOBAL             GLOBAL HIGH           U.S.
                                                               SHORT TERM           STRATEGIC  ENHANCED   YIELD   STRATEGIC TREASURY
                                                                  BOND      BOND     INCOME     INCOME    BOND      INCOME   INCOME
RELATED TYPES OF RISK

credit, interest rate, market, prepayment                        /X/        /X/       /X/        /X/        /X/      /X/       /X/

credit, currency, liquidity, political                           /X/(1)     /X/(1)    /X/        /X/        /X/      /X/       /X/

credit, currency, interest rate, liquidity, market, political    /X/(1)     /X/(1)    / /        /X/        /X/      /X/       / /

credit, currency, interest rate, liquidity, market, political,
valuation                                                        /X/(1)     /X/(1)    / /        /X/        /X/      /X/       /X/

credit, currency, interest rate, liquidity, market, political,
valuation                                                        /X/(1)     /X/(1)    /X/        /X/        /X/      /X/       /X/

credit, environmental, extension, interest rate, liquidity,
market, natural event, political, prepayment, valuation          /X/        /X/       /X/        / /        / /      / /       / /

credit, currency, extension, interest rate, leverage,
market, political, prepayment                                    /X/(1)     /X/(1)    /X/        /X/        /X/      /X/       / /

currency, extension, interest rate, leverage,
liquidity, market, political, prepayment                         /X/(1,3)   /X/(1,3)  /X/(1)     / /        / /      / /       / /

credit, currency, extension, interest rate, liquidity,
political, prepayment                                            /X/(1)     /X/(1)    /X/        /X/        /X/      /X/        --

credit, interest rate, liquidity, market, valuation              /X/        /X/       /X/        /X/        /X/      /X/       / /

credit, interest rate, liquidity, market, natural event,
prepayment, valuation                                            /X/        /X/       /X/        /X/        /X/      /X/       / /

credit                                                           /X/        /X/       /X/        /X/        /X/      /X/       /X/

credit                                                           /X/(1)     /X/(2)    /X/(1)     /X/(2)     /X/(2)   /X/(3)    / /

credit, currency, interest rate, market, political               /X/(1)     /X/(1)    /X/        /X/        /X/      /X/       / /

credit, currency, interest rate, leverage, market, political     /X/(1)     /X/(1)    /X/        /X/        /X/      /X/       /X/

credit, interest rate, market, natural event, political          / /        / /       --         --         /X/(2)   /X/(2)    /X/

interest rate                                                    /X/        /X/       /X/        /X/        /X/      /X/       /X/

credit, currency, interest rate, liquidity, market, political,
valuation                                                        /X/(1)     /X/(1)    /X/        /X/        /X/      /X/       / /

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


(1) For each of the Short Term Bond and Bond Funds all foreign securities in the aggregate may not exceed 25% of the Fund's assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods for the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Class A, B, or C share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Strategic Income and U.S. Treasury Income Funds' Annual Reports to Shareholders for the fiscal year ended October 31, 2000 and the semi-annual reports, which are incorporated by reference into the SAI. Shareholders may obtain a copy of the annual and semi-annual reports by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited, except as noted, by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

FINANCIAL HIGHLIGHTS

                                                                              STRATEGIC INCOME FUND^
                                              --------------------------------------------------------------------------------------
                                                        CLASS A                       CLASS B                      CLASS C
                                              ---------------------------  ----------------------------   --------------------------
                                               11/1/00     YEAR 11/30/98*   11/1/00     YEAR  11/30/98*   11/1/00   YEAR   11/30/98*
                                               THROUGH    ENDED   THROUGH   THROUGH    ENDED    THROUGH   THROUGH   ENDED   THROUGH
                                               4/30/01 10/31/00  10/31/99   4/30/01  10/31/00  10/31/99   4/30/01  10/31/00 10/31/99
PER SHARE OPERATING PERFORMANCE:             (UNAUDITED)                  (UNAUDITED)                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             9.05    $ 9.59    $10.00    $ 9.05    $ 9.59    $10.00   $ 9.05    $ 9.59   $10.00
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                       0.34      0.78      0.72      0.31      0.74      0.71     0.31      0.74     0.71
     Net gains or losses in securities
     (both realized and unrealized)             (0.15)    (0.53     (0.41)    (0.15)    (0.53)    (0.41)   (0.14)    (0.53)   (0.41)
                                               ------    ------    ------    ------    ------    ------   ------    ------    -----
     Total from investment operations            0.19      0.25      0.31      0.16      0.21      0.30     0.17      0.21     0.30
   Distributions to shareholders from:
     Dividends from net investment income        0.34      0.78      0.72      0.31      0.74      0.71     0.31      0.74     0.71
     Distributions from capital gains              --        --        --        --        --        --       --        --       --
     Tax return of capital                         --      0.01        --                0.01        --               0.01       --
                                               ------    ------    ------    ------    ------    ------   ------    ------    -----

     Total dividends and distributions           0.34      0.79      0.72      0.31      0.75      0.71     0.31      0.75     0.71
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                 $ 8.90    $ 9.05    $ 9.59    $ 8.90    $ 9.05    $ 9.59   $ 8.91    $ 9.05   $ 9.59
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                 2.05%     2.59%     3.23%     1.79%     2.17%     3.13%    1.91%     2.15%    3.12%
====================================================================================================================================
Net assets, end of period (in millions)        $    2    $    2    $    3    $    7    $    8    $    5   $    3    $    2   $    4
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
------------------------------------------------------------------------------------------------------------------------------------
     Expenses                                    1.25%     1.11%     0.15%     1.75%     1.53%     0.17%    1.75%     1.49%    0.17%
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income                       7.35%     7.84%     8.38%     6.85%     7.42%     8.40%    6.85%     7.46%    8.40%
------------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements
     and earnings credits                        2.65%     2.43%     3.59%     3.14%     3.06%     3.98%    3.14%     2.89%    3.98%
------------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers,
     reimbursements and earnings credits         5.95%     6.52%     4.94%     5.46%     5.89%     4.59%    5.46%     6.06%    4.59%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            65%      113%      136%       65%      113%      136%      65%      113%     136%

  *  Commencement of operations.
  #  Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^  Formerly Chase Vista Strategic Income Fund.

FINANCIAL HIGHLIGHTS

                                                                                    U.S. TREASURY INCOME FUND^
                                                               ------------------------------------------------------------------
                                                                                             CLASS A
                                                               ------------------------------------------------------------------
                                                                 11/1/00      YEAR        YEAR        YEAR       YEAR        YEAR
                                                                 THROUGH     ENDED       ENDED       ENDED      ENDED       ENDED
                                                                 4/30/01  10/31/00    10/31/99    10/31/98   10/31/97    10/31/96
PER SHARE OPERATING PERFORMANCE:                               (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.77      $10.67      $11.66      $11.26     $11.13      $11.40
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                        0.28        0.68        0.71        0.75       0.66        0.66
     Net gains or (losses) in securities
     (both realized and unrealized)                               0.25        0.10       (0.99)       0.40       0.13       (0.27)
                                                                -------     -------     -------     -------    -------     -------
     Total from investment operations                             0.53        0.78       (0.28)       1.15       0.79        0.39
   Distributions to shareholders from:
     Dividends from net investment income                         0.30        0.68        0.71        0.75       0.66        0.66
     Distributions from capital gains                               --          --          --          --         --          --
                                                                -------     -------     -------     -------    -------     -------
     Total dividends and distributions                            0.30        0.68        0.71        0.75       0.66        0.66
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $11.00      $10.77      $10.67      $11.66     $11.26      $11.13
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                  4.95%       7.63%      (2.41%)     10.59%      7.35%       3.56%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $   42      $   41      $   69      $   63     $   85      $  111
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                     0.75%       0.75%       0.75%       0.79%      0.90%       0.90%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                        5.15%       6.45%       6.40%       6.53%      5.97%       5.89%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
     earnings credits                                             1.25%       1.30%       1.32%      1.30%       1.21%       1.29%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements
     and earnings credits                                         4.65%       5.90%       5.83%       6.02%      5.66%       5.50%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             39%         29%         59%         75%       179%        103%
---------------------------------------------------------------------------------------------------------------------------------

(1) Total return figures do not include the effect of any front-end or deferred sales load.

  ^  Formerly Chase Vista U.S. Treasury Income Fund.

  #  Short periods have been annualized.

FINANCIAL HIGHLIGHTS

                                                                                        U.S. TREASURY INCOME FUND^
                                                               ------------------------------------------------------------------
                                                                                               CLASS B
                                                               ------------------------------------------------------------------
                                                               11/1/00        YEAR        YEAR        YEAR       YEAR        YEAR
                                                               THROUGH       ENDED       ENDED       ENDED      ENDED       ENDED
                                                               4/30/01    10/31/00    10/31/99    10/31/98   10/31/97    10/31/96
PER SHARE OPERATING PERFORMANCE:                             (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.75      $10.67      $11.66      $11.25     $11.11      $11.37
---------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations:
     Net investment income                                        0.23        0.59        0.61        0.65       0.58        0.57
     Net gains or (losses) in securities
     (both realized and unrealized)                               0.25        0.08       (0.99)       0.41       0.13       (0.26)
                                                                -------     -------     -------     -------    -------     -------
     Total from investment operations                             0.48        0.67       (0.38)       1.06       0.71        0.31
   Distributions to shareholders from:
     Dividends from net investment income                         0.25        0.59        0.61        0.65       0.57        0.57
     Distributions from capital gains                               --          --          --          --         --          --
                                                                -------     -------     -------     -------    -------     -------
     Total dividends and distributions                            0.25        0.59        0.61        0.65       0.57        0.57
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $10.98      $10.75      $10.67      $11.66     $11.25      $11.11
---------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                  4.50%       6.49%      (3.27%)      9.68%      6.56%       2.82%
=================================================================================================================================
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in millions)                         $   16      $   16      $   16      $   14     $   11      $   11
---------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
---------------------------------------------------------------------------------------------------------------------------------
     Expenses                                                     1.64%       1.64%       1.64%       1.64%      1.64%       1.64%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income                                        4.26%       5.56%       5.51%       5.69%      5.24%       5.12%
---------------------------------------------------------------------------------------------------------------------------------
     Expenses without waivers, reimbursements and
     earnings credits                                             1.75%       1.80%       1.82%       1.79%      1.71%       1.79%
---------------------------------------------------------------------------------------------------------------------------------
     Net investment income without waivers, reimbursements
     and earnings credits                                         4.15%       5.40%       5.33%       5.54%      5.17%       4.97%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                             39%         29%         59%         75%       179%        103%
---------------------------------------------------------------------------------------------------------------------------------

  *  Commencement of offering of class of shares.

(1) Total return figures do not include the effect of any front-end or deferred sales load.

  ^  Formerly Chase Vista U.S. Treasury Income Fund.

  #  Short periods have been annualized.

                       This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

1 800-348-4782

JPMORGAN FUNDS
SERVICE CENTER
210 WEST 10TH ST, 8TH FLOOR
KANSAS CITY, MO 64105

If you buy shares through an institution Please contact that institution directly for More information. You can also find information on-line at www.JPMorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File Nos. are 811-07342 for Short Term Bond Fund, Bond Fund and Global Strategic Income Fund -- 811-07795 for Global High Yield Fund and Enhanced Income Fund and 811-5151 for Strategic Income Fund and U.S. Treasury Income Fund.


                       JPMorgan Funds Fulfillment Center
                               393 Manley Street
                        West Bridgewater, MA 02379-1039


       (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2001

                                                                       RH-FI-701

Prospectus September     2001
Subject to completion, July 27, 2001

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in a state where the offer or sale is not permitted.

JPMorgan Funds
Select Class Shares

Bond Fund
Emerging Markets Debt
Global High Yield Bond Fund
Global Strategic Income Fund
Short Term Bond Fund
Strategic Income Fund
U.S. Treasury Income Fund

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

[Logo]JPMORGAN FLEMING
ASSET MANAGEMENT

CONTENTS

Bond Fund                                            1

Emerging Markets Debt                                6

Global High Yield Bond Fund                         11

Global Strategic Income Fund                        15

Short Term Bond Fund                                20

Strategic Income Fund                               25

U.S. Treasury Income Fund                           31

The Funds' Management and Administration            37

How Your Account Works                              39

   Buying Fund Shares                               39

   Selling Fund Shares                              39

   Exchanging Fund Shares                           40

   Other Information Concerning the Funds           40

   Distributions and Taxes                          41

Risk and Reward Elements                            43

Investments                                         46

Financial Highlights of the Funds                   48

How To Reach Us                             Back cover

JPMORGAN BOND FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund's seeks to provide high total return consistent with moderate risk of capital and maintenance of liquidity.

THE FUND'S MAIN
INVESTMENT STRATEGY
The Fund invests primarily in fixed income securities, including U.S. government and agency securities, corporate bonds, private placements, asset-backed and mortgage-backed securities, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the management team will keep the Fund's duration within one year of that of the Salomon Smith Barney Broad Investment Grade Bond Index (currently about five years).

Up to 25% of assets may be invested in foreign securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 75% of assets must be invested in securities that, at the time of purchase, are rated investment-grade or are the unrated equivalent, including at least 65% A or better. No more than 25% of assets may be invested in securities rated B or BB.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser, J.P. Morgan Investment Management Inc. (JPMIM), employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of debt securities tends to fall when prevailing interest rates rise. Such a drop in value could be worse if the Fund invests a larger portion of its assets in debt securities with longer maturities. Long-term debt securities are more sensitive to interest rate changes than other fixed-income securities. Note that conversely the value of fixed-income investments tends to increase when prevailing interest rates fall.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

The Fund's mortgage-backed investments involve risk of losses due to prepayments that occur earlier or later than expected, like any bond, due to default. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

Since the Fund may invest a portion of its assets in securities issued, denominated and traded in foreign currencies, the value of the Fund's foreign holdings can be affected by currency exchange rates and exchange control regulations. Investments in foreign securities may be affected by political, social and economic instability. Some securities may be harder to trade without incurring a loss and may be difficult to convert into cash. There may be less public information available, differing settlement procedures, or regulations and standards that do not match U.S. standards. Some countries may nationalize or expropriate assets or impose exchange controls. These risks increase when investing in issuers located in emerging markets.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

If the interest rate on floating rate securities falls, the Fund's yield may decline and it may lose the opportunity for capital appreciation.

The Fund may use future contracts and other derivatives to help manage duration, yield curve exposures, and credit and spread volatility. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic conditions than other types of investments.

[SIDENOTE]
WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Salomon Smith Barney Broad Investment Grade Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[GRAPH]

         YEAR-BY-YEAR RETURNS(1,2)
           1991        13.45%
           1992         6.53%
           1993         9.98%
           1994        -2.68%
           1995        18.42%
           1996         3.30%
           1997         9.29%
           1998         7.54%
           1999        -0.55%
           2000        10.93%

 BEST QUARTER                    6.30%
                     2nd quarter, 1995
 WORST QUARTER                  -2.38%
                     1st quarter, 1994

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.95%

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                      PAST 1 YR.    PAST 5 YRS.   PAST 10 YRS.
 BOND FUND
 (AFTER EXPENSES)                       10.93         6.02           7.45

 SALOMON SMITH BARNEY BROAD
 INVESTMENT GRADE BOND INDEX
 (NO EXPENSES)                          11.59         6.45           8.00

(1) THE FUND COMMENCED OPERATIONS ON 7/26/93. RETURNS FOR THE PERIOD 1/1/90 THROUGH 7/31/93 REFLECT PERFORMANCE OF THE PIERPONT BOND FUND, THE FUND'S PREDECESSOR.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

 MANAGEMENT FEES                                                         0.30

 DISTRIBUTION (RULE 12B-1) FEES                                          NONE

 SHAREHOLDER SERVICE FEES                                                0.25

 OTHER EXPENSES(3)                                                       0.18

 TOTAL OPERATING EXPENSES                                                0.73

 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                (0.04)

 NET EXPENSES(4)                                                         0.69

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter; and

- all shares sold at the end of each time period.


The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.

 YOUR COST ($)                   70         221         394         895

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTEE TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.69% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

JPMORGAN EMERGING MARKETS DEBT FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main
risks, as well as Fund strategies, please see pages    .

THE FUND'S OBJECTIVE

The Fund's goal is to provide high total return from a portfolio of fixed income securities of emerging markets issuers.

THE FUND'S MAIN
INVESMENT STRATEGY

The Fund invests primarily in debt securities that it believes have the potential to provide a high total return from countries whose economies or bond markets are less developed. This designation currently includes most countries in the world except Australia, Canada, Hong Kong, Japan, New Zealand, the U.S., the United Kingdom, and most Western European countries. Issuers of portfolio securities may include foreign governments, corporations, and financial institutions. These securities may be of any maturity and quality, but under normal market conditions the Fund's duration will generally range between three and five years, similar to that of the Emerging Markets Bond Index Global. The Fund does not have any minimum quality rating and may invest without limit in securities that are rated in the lowest rating categories (or are the unrated equivalent).

In addition to the investment process described below, the management team makes country allocation decisions, based primarily on financial and economic forecasts and other macro-economic factors.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund the adviser,

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THE FUND SEEKS TO ACHIEVE ITS GOAL BY INVESTING IN A MASTER PORTFOLIO, WHICH IS ANOTHER FUND WITH THE SAME GOAL.
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

    FREQUENCY OF TRADING
    HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

JPMIM, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration is generally shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in emerging bond markets, interest rates, and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Because the Fund is non-diversified and may invest more than 5% of its assets in a single issuer and its primary securities combine the risks of emerging markets and low credit quality, its performance is likely to be more volatile than that of other fixed income investments. These risks and fund volatility are likely to be compounded when the Fund concentrates its investments in a small number of countries. Emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains. Since the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their

[SIDENOTE]

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

issuers have a less secure financial position. Investors should be prepared to ride out periods of negative return.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL
- ARE NOT PREPARED TO ACCEPT A HIGHER DEGREE OF RISK THAN MOST TRADITIONAL BOND FUNDS

THE FUND'S PAST PERFORMANCE

The bar chart and table shown below provide some indication of the risks of investing in the Fund.

The bar chart indicates some of the risks by showing the performance of the Fund's shares from year to year for each of the last three calendar years.

The table indicates some of the risks by showing how the Fund's average annual returns for the past year and life of Fund compared to the Emerging Markets Bond Index Global. This broad-based unmanaged index tracks total return for U.S. dollar denominated emerging markets debt, including Brady bonds, Eurobonds and loans. The Emerging Market Bond Index Global is a more diverse index that includes more countries.

The Fund's past performance does not necessarily indicate how the Fund will perform in the future.


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 5.88%.

        YEAR BY YEAR TOTAL RETURNS(1,2)
           1998        -15.93%
           1999         25.97%
           2000         15.23%
   ---------------------------
    BEST QUARTER        14.16%
   ---------------------------
             4th quarter, 1999
   ---------------------------
   WORST QUARTER       -21.73%
   ---------------------------
             3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)


                                                  PAST 1 YR.   LIFE OF FUND(1)
----------------------------------------------------------------------------
EMERGING MARKET
DEBT FUND (AFTER EXPENSES)                        15.23        6.54
----------------------------------------------------------------------------
EMERGING MARKETS BOND INDEX
GLOBAL (NO EXPENSES)                              14.41        8.53
----------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 4/17/97 AND RETURNS REFLECT PERFORMANCE OF THE FUND FROM 4/30/97.

INVESTOR EXPENSES
The expenses of the Select Class before and after reimbursement are shown at below. The Select Class has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual Fund expenses after reimbursement are deducted from Fund assets prior to performance calculations.


ANNUAL FUND OPERATING EXPENSES(3) (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                                                   0.70
DISTRIBUTION (RULE 12B-1) FEES                                    NONE
SHAREHOLDER SERVICE FEES                                          0.25
OTHER EXPENSES                                                    1.10
TOTAL OPERATING EXPENSES                                          2.05
FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                          (0.80)
NET EXPENSES(4)                                                   1.25


EXPENSE EXAMPLE The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual Funds. The example assumes:

- you invest $10,000;
- you sell all your shares at the end of the period;
- your investment has a 5% return each year;
- you reinvest all your dividends; and
- Net expenses for three years and total operating expenses thereafter.


                               1 yr.      3 yrs.      5 Yrs.      10 Yrs.
YOUR COST ($)                  127        397         868         2,174


(2) THE FUND'S FISCAL YEAR END IS 7/31. PRIOR TO 1999, THE FUND'S FISCAL YEAR END WAS 12/31.

(3) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(4) REFLECTS A WRITTEN AGREEMENT BY THE MORGAN GUARANTY TRUST COMPANY OF NEW YORK TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.25% OF THE SELECT CLASS'S AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

JPMORGAN GLOBAL HIGH YIELD BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high total return from a portfolio of high yield fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN
INVESMENT STRATEGY

The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions and supranational organizations (such as the World Bank), whose securities the Fund believes have the potential to provide a high total return over time. Under normal circumstances, the Fund typically invests at least 80% of its net assets in high yield, fixed income securities that are rated in the lower rating categories (BB, Ba or lower) or are the unrated equivalent. These securities are commonly referred to as "junk bonds." The Fund may purchase securities of any maturity, but, under normal market conditions, the Fund's average effective portfolio duration generally will range between three and five years.

The Fund may also invest to a limited extent in equity futures contracts.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, JPMIM, the adviser, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities and duration management.

The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration is generally shorter than its average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some of the specific risks of investing in this Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in global bond markets, interest rates and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

[SIDENOTE]

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

[SIDENOTE]

INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL OF TOTAL RETURN

- WANT TO ADD AN AGGRESSIVE FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- REQUIRE STABILITY OF PRINCIPAL

- ARE NOT PREPARED TO ACCEPT A HIGHER DEGREE OF RISK THAN MOST TRADITIONAL BOND FUNDS

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST  PERFORMANCE

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES

The estimated expenses of the Institutional shares before and after reimbursement are shown below. The estimated annual Fund expenses for Institutional shares after reimbursement are deducted from Fund assets prior to performance calculations.

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)

                                                                  FEE
                                                                  WAIVER
                        DISTRI-                          TOTAL    AND
              MANAGE-   BUTION   SHAREHOLDER             OPERAT-  EXPENSE
              MENT      (12b-1)  SERVICE     OTHER       ING      REIMBURSE-  NET
              FEES      FEES     FEES        EXPENSES(2) EXPENSES MENT(3)     EXPENSES(3)
-----------------------------------------------------------------------------------------
 SELECT       0.55      NONE     0.25        0.50        1.30     (0.40)      0.90
-----------------------------------------------------------------------------------------

(2)   OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.

(3) REFLECTS AN AGREEMENT BY THE MORGAN GUARANTY TRUST COMPANY OF NEW YORK TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES AND EXTRAORDINARY EXPENSES) EXCEED 0.90% OF THE SELECT CLASS'S AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXAMPLE(3) This example helps you compare the cost of investing in Institutional shares of the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000;

- you sell all your shares at the end of the period;

- your investment has a 5% return each year;

- you reinvest all your dividends; and

- Net expenses for three years and total operating expenses thereafter.

This example is for comparison only; the Fund's actual return and your actual cost may be higher or lower. Based on these assumptions your cost would be:


                                1 YR.      3 YRS.      5 YRS.      10 YRS.
----------------------------------------------------------------------------
 YOUR COST($)                   92         287         591         1,456
----------------------------------------------------------------------------

JPMORGAN GLOBAL STRATEGIC INCOME FUND



RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks to provide high total return from a portfolio of fixed income securities of foreign and domestic issuers.

THE FUND'S MAIN
INVESTMENT STRATEGY
The Fund invests in a wide range of debt securities from the U.S. and other markets, both developed and emerging. Issuers may include governments, corporations, financial institutions, and supranational organizations that the Fund believes have the potential to provide a high total return over time.

At least 40% of assets must be invested in securities that, at the time of purchase, are rated investment grade or better or are the unrated equivalent. The balance of assets must be invested in securities rated B or higher at the time of purchase (or the unrated equivalent), except that the Fund's emerging market component has no minimum quality rating and may invest without limit in securities that are in the lowest rating categories (or are the unrated equivalent).

The management team uses the following model sector allocation as a basis for its sector allocation, although the actual allocations are adjusted periodically within the indicated ranges.

- 12% international non-dollar
(range 0-25%)

- 35% public/private mortgages
(range 20-45%)

- 15% public/private corporates
(range 5-25%)

- 15% emerging markets
(range 0-25%)

- 23% high yield corporates
(range 13-33%)

Within each sector, a dedicated team handles securities selection. The Fund typically hedges its non-dollar investments in developed countries back to the U.S. dollar.

The Fund may invest in floating rate securities whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments and derivatives, which are investments that have a value based on another investment exchange rate or index.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser, JPMIM, employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in global bond markets, interest rates and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]
WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF A TYPICAL INTERMEDIATE BOND FUND

- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- HAVE A SHORT-TERM INVESTMENT HORIZON

- ARE ADVERSE TO BELOW INVESTMENT GRADE SECURITIES

- REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Lehman Brothers Aggregate Bond Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]

YEAR-BY-YEAR RETURNS (1,2)

           1998          2.59%
           1999          2.51%
           2000          7.98%

BEST QUARTER                      3.13%
                      1st quarter, 1998
WORST QUARTER                    -1.45%
                      3rd quarter, 1998

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 3/31/01 WAS 2.15%

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                    PAST 1 YR.    LIFE OF FUND
 GLOBAL STRATEGIC INCOME
 FUND (AFTER EXPENSES)                                7.98          6.05

 LEHMAN BROTHERS AGGREGATE BOND
 INDEX (NO EXPENSES)                                 11.63          7.84

(1) THE FUND COMMENCED OPERATIONS ON 3/17/97 AND PERFORMANCE IS CALCULATED AS OF 3/31/97.
(2)   THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES
The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

 MANAGEMENT FEES                                                         0.45
 DISTRIBUTION (RULE 12b-1) FEES                                          NONE
 SHAREHOLDER SERVICE FEES                                                0.25
 OTHER EXPENSES(3)                                                       0.75
 TOTAL OPERATING EXPENSES                                                1.45
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                                (0.45)
 NET EXPENSES(4)                                                         1.00



EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
 YOUR COST ($)                  102        318         656         1,612

(3)   "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
      YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
      PLAN) EXCEED 1.00% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

JPMORGAN SHORT TERM BOND FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide high total return, consistent with low volatility of principal.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, private placements, asset-backed and mortgage-related securities, and money market instruments, that it believes have the potential to provide a high total return over time. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between one and three years, similar to that of the Merrill Lynch 1-3 Year Treasury Index.

The Fund may make substantial investments in foreign debt securities, including 20% in debt securities denominated in foreign currencies of developed countries. The Fund typically hedges its non-dollar investments back to the U.S. dollar. At least 90% of assets must be invested in securities that, at the time of purchase, are rated investment grade or are the unrated equivalent, including at least 75% A or better. No more than 10% of assets may be invested in securities rated B or BB.

The Fund may invest in floating rate securities, whose interest rate adjusts automatically whenever a specified interest rate changes.

The Fund may also invest in high-quality, short-term money market instruments, repurchase agreements and derivatives, which are investments that have a value based on another investment, exchange rate or index. The Fund may use derivatives to hedge various investments and for risk management.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser JPMIM employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by a fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. A fund's duration is generally shorter than a fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively close to the duration of the market as a whole, as represented by the Fund's benchmark. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

Although any rise in interest rates is likely to cause a fall in the price of bonds, the fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the fund will generally offer less income, and during periods of declining interest rates, may offer lower total returns than bond funds with longer durations. Because of the sensitivity of the fund's mortgage related securities to changes in interest rates, the performance and duration of the fund may be more volatile than if it did not hold these securities. The fund uses futures contracts and other derivatives to help manage duration, yield curve exposure, and credit and spread volatility.

To the extent that the Fund seeks higher returns by investing in non-investment-grade bonds, often called junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position.

To the extent the fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuation or lack of adequate and accurate information. The Fund may engage in active and frequent trading, leading to increased portfolio turnover and the possibility of increased capital gains.

[SIDENOTE]

BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

-THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.

-THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


INVESTMENTS IN THE FUND ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED, OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

[SIDENOTE]

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

-WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS

-WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

-ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

-REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. Prior to the date of this prospectus, the Fund had only one class of shares, and operated in a master-feeder structure. As of the date of this prospectus, the Fund's existing share class will be re-named "Institutional" and Select Class Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from calendar year to calendar year over the life of the Fund. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year, five years and ten years (or if less than such periods, the life of the Fund). It compares that performance to the Merrill Lynch 1-3 Year Treasury Index, a widely recognized market benchmark. During these periods, the actual returns of Select Class Shares would have been lower than shown because Select Class Shares have higher expenses than Institutional Class Shares.

Past performance does not predict how any class of the Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

[CHART]


YEAR-BY-YEAR RETURNS(1,2)
           1994         0.36%
           1995        10.80%
           1996         5.10%
           1997         6.40%
           1998         7.04%
           1999         3.21%
           2000         7.23%

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 3.39%

BEST QUARTER                3.36%
                2nd quarter, 1995
WORST QUARTER              -0.47%
                1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                      PAST 1 YR.    PAST 5 YRS.   LIFE OF FUND
 -----------------------------------------------------------------------------
 SHORT TERM BOND
 FUND (AFTER EXPENSES)                   7.23         5.79           5.55


 MERRILL LYNCH 1-3 YEAR TREASURY
 INDEX (NO EXPENSES)                     8.00         5.92           5.76

(1) INSTITUTIONAL CLASS SHARES COMMENCED OPERATIONS ON 9/13/93. FOR THE
    PERIOD 7/31/93 THROUGH 9/30/93, LIFE OF FUND RETURNS REFLECT PERFORMANCE OF THE PIERPONT SHORT TERM BOND FUND, THE FUND'S PREDECESSOR.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES FOR SELECT CLASS SHARES

The estimated expenses of the Select Class before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.


ESTIMATED ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE
DEDUCTED FROM SELECT CLASS ASSETS)
 MANAGEMENT FEES                                     0.25
 DISTRIBUTION (RULE 12b-1) FEES                      NONE
 SHAREHOLDER SERVICE FEES                            0.25
 OTHER EXPENSES(3)                                   0.30
 TOTAL OPERATING EXPENSES                            0.80
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)            (0.20)
 NET EXPENSES(4)                                     0.60

EXPENSE EXAMPLE(4) The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

-$10,000 initial investment

-5% return each year

-net expenses for three years and total operating expenses thereafter, and

-all shares sold at the end of each time period.

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                1 YR.      3 YRS.      5 YRS.      10 YRS.
--------------------------------------------------------------------------
 YOUR COST ($)                  61         192         382         931


(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
    YEAR.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE SELECT CLASS (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION
    PLAN) EXCEED 0.60% OF ITS AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

JPMORGAN STRATEGIC INCOME FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE
The Fund seeks a high level of income.

THE FUND'S MAIN
INVESTMENT STRATEGY
The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:

- Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.

- The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

- Lower-rated high yield securities (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock, and preferred stock.

Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, J.P. Morgan Fleming Asset Management
(USA), Inc. (JPMFAM(USA)), expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

total assets in debt securities of issuers in any one country other than the United States.

The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believe that the returns available through leveraging will provide a potentially higher return.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy. Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Strategic Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in global bond markets, interest rates and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE FUND'S PAST PERFORMANCE

This sections shows the Fund's performance record with respect to the Fund's former Institutional Class shares, which will be renamed "Select" Class shares as of the date of this Prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year, and since inception. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized market benchmark, and the Lipper Multi-Sector Income Funds Index.

Past performance does not predict how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS 2.13%

[CHART]

YEAR-BY-YEAR RETURNS(1,2)

           1999          6.43%
           2000          1.40%

BEST QUARTER                2.90%
                4th quarter, 1999

WORST QUARTER              -0.57%
                4th quarter, 2000

AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for the period ending December 31, 2000(1)

                                                                  LIFE OF
                                                                  FUND
                                                    PAST 1 YEAR   (11/30/98)


 INSTITUTIONAL CLASS SHARES                             1.40         3.32
 LEHMAN AGGREGATE BOND INDEX                           11.63         5.14
 LIPPER MULTI-SECTOR INCOME FUNDS INDEX                -0.36         0.22


(1) THE FUND COMMENCED OPERATIONS IN 11/30/98.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES

The expenses of the Select Class before and after reimbursement are shown at below. The Select Class has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. The annual Fund expenses after reimbursement are deducted from Fund assets prior to performance calculations.

ANNUAL OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)*

MANAGEMENT FEE                                            0.50
DISTRIBUTION (RULE 12b-1) FEES                            NONE
SHAREHOLDER FEES                                          0.25
OTHER EXPENSES                                            1.65
TOTAL OPERATING EXPENSES                                  2.40
FEE WAIVER AND EXPENSE REIMBURSEMENT(3)                   1.40
NET EXPENSES(3)                                           1.00


(3) REFLECTS AN AGREEMENT BY THE CHASE MANHATTAN BANK TO REIMBURSE THE FUND TO THE EXTENT OPERATING EXPENSES (WHICH INCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) 1.00% OF THE SELECT CLASS'S AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXPENSE EXAMPLE The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

-$10,000 initial investment

-5% return each year

-all shares sold at the end of each time period

-you reinvest all your dividends, and

-net expenses for one year and total operating expenses thereafter

The example is for comparison only; the actual return of the Select Class and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST ($)                  $102       $614        $1,154      $2,629

JPMORGAN U.S. TREASURY INCOME FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks to provide investors with monthly dividends while still protecting the value of their investment.

THE FUND'S MAIN
INVESTMENT STRATEGY
Under normal circumstances, the Fund will invest at least 65% of its total assets in:

- debt securities issued by the U.S. Treasury, and

- repurchase agreements in which the Fund receives these securities as collateral.

There is no restriction on the maturity of the Fund's portfolio or on any individual security in the portfolio. The Fund's adviser JPFAM (USA) will change the actual duration according to changes in the market.

The Fund develops an appropriate portfolio strategy based on a forecast for the level and direction of interest rates. When making this forecast, the adviser also determines an outlook for the interest rate horizon, an expectation of market volatility levels and an outlook for yield curve shifts.

The frequency of yield curve shifts over the last few years has made yield curve strategies an important dimension of the Fund's overall investment strategy. Yield curves show the relationship between yields on similar debt securities with different maturities. The Fund may seek gains by investing in anticipation of yield curve movements.

The Fund may change any of these investment policies (but not its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target

[SIDENOTE]
BEFORE YOU INVEST
INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT;
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT OBJECTIVE.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in U.S. Treasury Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates.

While the principal and payments on certain of the Fund's portfolio securities may be guaranteed, this does not mean that the market value of the security, or the value of Fund shares, is guaranteed.

The Fund is not diversified. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. That makes the value of its shares more sensitive to economic problems among those issuing the securities.

[SIDENOTE]

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- WANT TO ADD AN INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
- WANT AN INVESTMENT THAT PAYS MONTHLY DIVIDENDS
- ARE PURSUING A LONG-TERM GOAL OF TOTAL RETURN
- WANT TO ADD AN AGGRESSIVE FIXED INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF TYPICAL BOND FUNDS, BUT GENERALLY LESS THAN THAT OF STOCK FUNDS
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- REQUIRE STABILITY OF PRINCIPAL

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's former Institutional Class shares, which will be renamed "Select" Class shares as of the date of this prospectus. The bar chart shows how the performance of the Fund's shares has varied from year to year. This provides some indication of the risk of investing in the Fund. The table shows the average annual return over the past one, five and ten years. It compares that performance to the Lehman U.S. Gov't Bond Index and the Lehman U.S. Treasury Bond Index, two widely recognized market benchmarks, and the Lipper General U.S. Gov't Funds Index. In the past, the Fund has compared its performance to the Lehman Treasury Bond Index, but in the future, the Fund intends to compare its performance to the Lehman U.S. Gov't Bond Index instead. It is believed that the new benchmark is more appropriate since it more accurately reflects the Fund's investment strategy.

Past performance does not predict how this Fund will perform in the future.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

EDGAR REPRESENTATION OF BAR CHART

YEAR-BY-YEAR RETURNS(1,2)

           1991         14.79%
           1992          5.87%
           1993         10.32%
           1994         -4.46%
           1995         17.53%
           1996          1.26%
           1997          8.34%
           1998          8.78%
           1999         -2.96%
           2000         12.61%


THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS
1.87%.

BEST QUARTER                        5.87%
------------------------------------------
                        2nd quarter, 1995
------------------------------------------
WORST QUARTER                      -2.98%
------------------------------------------
                        1st quarter, 1994

AVERAGE ANNUAL TOTAL RETURNS (%)
Shown performance over time, for the periods ending December 31, 2000(1)

                                         PAST 1 YEAR   PAST 5 YEARS  PAST 10 YEARS
----------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                 12.61         5.46          6.98
----------------------------------------------------------------------------------
LEHMAN U.S. GOV'T BOND INDEX               13.24         6.49          7.92
----------------------------------------------------------------------------------
LEHMAN U.S. TREASURY BOND INDEX            13.52         6.49          7.92
----------------------------------------------------------------------------------
LIPPER GENERAL U.S. GOV'T FUNDS INDEX      11.89         5.54          6.75
----------------------------------------------------------------------------------

(1) THE FUND COMMENCED OPERATIONS ON 9/8/87. BECAUSE INSTITUTIONAL CLASS SHARES WERE NOT LAUNCHED UNTIL FEBRUARY 16, 2001, THE PERFORMANCE SHOWN IS BASED ON PERFORMANCE FOR CLASS A SHARES OF THE FUND.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTMENT EXPENSES
The expenses of the Select Class before and after reimbursement are shown at below. The Select Class has no sales, redemption, exchange or account fees, although some institutions may charge you a fee for shares you buy through them. The annual Fund expenses after reimbursement are deducted from Fund assets prior to performance calculations.

ANNUAL FUND OPERATING EXPENSES (%)
(EXPENSES THAT ARE DEDUCTED FROM SELECT CLASS ASSETS)

MANAGEMENT FEES                               0.30
DISTRIBUTION (12b-1) FEES                     NONE
SHAREHOLDER SERVICE FEES                      0.25
OTHER EXPENSES                                0.39
TOTAL FUND OPERATING EXPENSES                 0.94
FEE WAIVER AND EXPENSE REIMBURSEMENT         (0.39)
NET EXPENSES                                  0.55

(3) "OTHER EXPENSES" ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL
     YEAR.

(4) REFLECTS AN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES THAT IT WILL REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES OF THE FUND (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.55% OF THE SELECT CLASS'S AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

NET EXPENSES
EXPENSE EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- all shares sold at the end of each time period

- 5% return each year

- you reinvest all your dividends

- net expenses for one year and total operating expenses thereafter


The example is for comparison only; the actual return of the Fund and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
---------------------------------------------------------------------------
 YOUR COST                      $56        $261        $482        $1,119
---------------------------------------------------------------------------

THE FUNDS' MANAGEMENT AND ADMINISTRATION

The Short Term Bond, Bond, Global High Yield Bond and Global Strategic Income Funds are series of J.P. Morgan Institutional Funds, a Massachusetts business trust. The Emerging Markets Debt Fund is a series of J.P. Morgan Funds. Strategic Income and U.S. Treasury Income Funds are series of Mutual Fund Group. Each Trust is a Massachusetts business trust. The Trusts are all governed by the same trustees. The trustees are responsible for overseeing all business activities.

FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser and makes the day-to-day investment decisions for the Bond, Emerging Markets Debt, Global High Yield Bond, Global Strategic Income and Short-Term Bond Funds. JPMIM is located at 522 5th Avenue, New York, NY 10036

JPMFAM (USA) is the investment adviser to the Strategic Income Fund and U.S. Treasury Income Fund. JPFAM (USA) makes the day-to-day investment decisions for the U.S. Treasury Income Fund and part of the Strategic Income Fund. JPMFAM (USA) is located at 1211 Avenue of the Americas New York, NY 10036. JPMFAM (USA) and JPMIM are a wholly owned subsidiaries of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

During the most recent fiscal year end, the advisers were paid management fees (net of waivers), as shown below, as a percentage of average daily net assets:

                                 FISCAL
 FUND                            YEAR END       %

 BOND FUND                       10/31        0.30%

 EMERGING MARKETS DEBT FUND      7/31         0.70%

 GLOBAL HIGH YIELD BOND FUND     10/31        0.55%

 GLOBAL STRATEGIC INCOME FUND    10/31        0.45%

 SHORT TERM BOND FUND            10/31        0.25%

 STRATEGIC INCOME FUND           10/31        0.00%

 U.S. TREASURY INCOME FUND       10/31        0.30%


THE PORTFOLIO MANAGERS
The Fixed Income Funds are managed by a team of individuals at JPMIM or JPMFAM (USA), as applicable.

THE FUNDS' ADMINISTRATOR
Either Morgan Guaranty Trust Company of New York or The Chase Manhattan Bank (each an "Administrator") provides administrative services and oversees the Funds' other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan
Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Select Class Shares of each Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class Shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

THE FUNDS DISTRIBUTOR
J.P. Morgan Fund Distributors Inc., (JPMFD) is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JP Morgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES
You don't pay any sales charge (sometimes called a load) when you buy Select Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Select Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Funds Service Center, the agent could set an earlier deadline.

All purchases of Select Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day.

You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Funds Service Center at 1-800-348-4782 or complete an application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center
210 West 10th Street,
8th Floor
Kansas City, MO 64105.

MINIMUM INVESTMENTS
Investors must buy a minimum of $1,000,000 of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

SELLING FUND SHARES
When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS
Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND
Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SHARES
You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE
You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

Bond Fund, Emerging Markets Debt Fund, Global Strategic Income Fund, U.S. Treasury Income Fund and Short Term Bond Fund declare income dividends daily and pay them monthly. The Strategic Income Fund declares and pays income dividends monthly. The Global High Yield Bond Fund typically pays ordinary income dividends once a year. Each of the Funds makes capital gains distributions, if any, once a year. Each Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. You have three options for your distributions. You may:

- reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR FIXED INCOME FUNDS

This table discusses the main elements that make up each Fixed Income Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS

MARKET CONDITIONS
- Each Fund's share price, yield, and total return will fluctuate in response to bond market movements
- The value of most bonds will fall when interest rates rise; the longer a bond's maturity and the lower its credit quality, the more its value typically falls
- Adverse market conditions may from time to time cause a Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a fund from achieving its investment objective
- Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated

CREDIT QUALITY
- The default of an issuer would leave a Fund with unpaid interest or principal
- Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid, and may be more difficult to value

FOREIGN INVESTMENTS
- A Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information
-    Currency exchange rate movements could reduce gains or create losses
- Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

POTENTIAL REWARDS

MARKET CONDITIONS
- Bonds have generally outperformed money market investments over the long term, with less risk than stocks
-    Most bonds will rise in value when interest rates fall
- Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns

CREDIT QUALITY
-    Investment-grade bonds have a lower risk of default
-    Junk bonds offer higher yields and higher potential gains

FOREIGN INVESTMENTS
- Foreign bonds, which represent a major portion of the world's fixed income securities, offer attractive potential performance and opportunities for diversification
-    Favorable exchange rate movements could generate gains or reduce losses
-    Emerging markets can offer higher returns

POLICIES TO BALANCE RISK AND REWARD

MARKET CONDITIONS
- Under normal circumstances the Funds plan to remain fully invested in bonds and other fixed income securities.
- bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements
- The Funds seek to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection, and duration management
- During severe market downturns, the funds have the option of investing up to 100% of assets in high quality short-term securities
- Each adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

CREDIT QUALITY
- Each Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
- Each adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities
- At least 90% of the Short Term Bond Fund's bonds must be investment grade or better

FOREIGN INVESTMENTS
- Foreign bonds are a primary investment only for the Global Strategic Income Fund and may be a significant investment for the Short Term Bond, Bond and Strategic Income Funds.
- To the extent that a Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also "Derivatives"); these currency management techniques may not be available for certain emerging markets investments

POTENTIAL RISKS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate liquid assets

MANAGEMENT CHOICES
- A Fund could underperform its benchmark due to its sector, securities or duration choices

DERIVATIVES
- Derivatives such as futures, options, swaps and forward foreign currency contracts(1) that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred
- Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities
-    The counterparty to a derivatives contract could default
- Certain types of derivatives involve costs to the Funds which can reduce returns
-    Derivatives that involve leverage could magnify losses
- Derivatives used for non-hedging purposes could cause losses that exceed the original investment

SECURITIES LENDING
- When a Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
- The collateral will be subject to the risks of the securities in which it is invested

POTENTIAL REWARDS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-    A Fund can take advantage of attractive transaction opportunities

MANAGEMENT CHOICES
-    A Fund could outperform its benchmark due to these same choices

DERIVATIVES
- Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
- A Fund could make money and protect against losses if management's analysis proves correct
- Derivatives that involve leverage could generate substantial gains at low cost

SECURITIES LENDING
- A Fund may enhance income through the investment of the collateral received from the borrower

POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-    Each Fund segregates liquid assets to offset leverage risks

MANAGEMENT CHOICES
- Each adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

DERIVATIVES
- The Funds use derivatives, such as futures, options, swaps and forward foreign currency contracts for hedging and for risk management (i.e., to adjust duration or yield curve exposure, or to establish or adjust exposure to particular securities, markets, or currencies); risk management may include management of a Fund's exposure relative to its benchmark
- The Funds only establish hedges that they expect will be highly correlated with underlying positions
- While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios

SECURITIES LENDING
-    Each adviser maintains a list of approved borrowers
- The Funds receive collateral equal to at least 100% of the current value of securities loaned
-    The lending agents indemnify a Fund against borrower default
- Each adviser's collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
- Upon recall, the borrower must return the securities loaned within the normal settlement period

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS

ILLIQUID HOLDINGS
-    A Fund could have difficulty valuing these holdings precisely
-    A Fund could be unable to sell these holdings at the time or price desired

SHORT-TERM TRADING
-    Increased trading would raise a Fund's transaction costs
- Increased short-term capital gains distributions would raise shareholders' income tax liability

POTENTIAL REWARDS

ILLIQUID HOLDINGS
- These holdings may offer more attractive yields or potential growth than comparable widely traded securities

SHORT-TERM TRADING
-    A Fund could realize gains in a short period of time
- A Fund could protect against losses if a bond is overvalued and its value later falls

POLICIES TO BALANCE RISK AND REWARD

ILLIQUID HOLDINGS
-    No Fund may invest more than 15% of net assets in illiquid holdings
- To maintain adequate liquidity to meet redemptions, each Fund may hold high quality short-term securities (including repurchase agreements and reverse repurchase agreements) and, for temporary or extraordinary purposes, may borrow from banks up to 33 1/3% of the value of its total assets or draw on a line of credit

SHORT-TERM TRADING
- The Funds may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Funds. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY J.P. MORGAN FIXED INCOME FUNDS:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.


      /x/   Permitted (and if applicable, percentage limitation)
            percentage of total assets - BOLD
            percentage of net assets - ITALIC
      / /   Permitted, but not typically used
       +    Permitted, but no current intention of use
      --    Not permitted

                                                        SHORT             GLOBAL     EMERGING      GLOBAL                    U.S.
                                                        TERM             STRATEGIC   MARKETS     HIGH YIELD   STRATEGIC    TREASURY
        RELATED TYPES OF RISK                           BOND     BOND     INCOME      DEBT          BOND       INCOME      INCOME
-----------------------------------------------------------------------------------------------------------------------------------
 credit, interest rate, market, prepayment              /x/        /x/        /x/      /x/         /x/          /x/           /x/

 credit, currency, liquidity, political                 /x/(1)     /x/(1)     /x/       /x/        /x/          /x/           /x/

 credit, currency, interest rate, liquidity,
 market, political                                      /x/(1)     /x/(1)     / /       /x/        /x/          /x/           / /

 credit, currency, interest rate, liquidity,
 market, political, valuation                           /x/(1)     /x/(1)     / /        /x/       /x/          /x/           /x/

 credit, currency, interest rate, liquidity,
 market, political, valuation                           /x/(1)     /x/(1)     /x/      /x/         /x/          /x/           /x/

 credit, environmental, extension,
 interest rate, liquidity, market, natural event,
 political, prepayment, valuation                       /x/        /x/        /x/      / /         / /          / /           / /

 credit, currency, extension, interest rate,
 leverage, market, political, prepayment                /x/(1)     /x/(1)     /x/      /X/         /X/          /X/           / /

 currency, extension, interest rate, leverage,
 liquidity, market, political, prepayment               /x/(1,3)  /x/(1,3)    /x/(1)   / /          / /          / /          / /

 credit, currency, extension, interest rate,
 liquidity, political, prepayment                       /x/(1)    /x/(1)      /x/      /x/          /x/          /x/           --

 credit, interest rate, liquidity, market, valuation    /x/       /x/         /x/      /x/          /x/          /x/          / /

 credit, interest rate, liquidity, market, natural
 event, prepayment, valuation                           /x/       /x/         /x/      /x/          /x/          /x/          / /

 credit                                                 /x/       /x/         /x/      /x/          /x/          /x/          /x/

 credit                                                 /x/(1)    /x/(2)      /x/(1)   /x/(2)       /x/(2)       /x/(3)       / /

 credit, currency, interest rate, market, political     /x/(1)    /x/(1)      /x/      /x/          /x/          /x/          / /

 credit, currency, interest rate, leverage, market,
 political                                              / /      / /        -        -              /x/(2)       /x/(2)       /x/

 interest rate                                         /x/      /x/        /x/     /x/          /x/          /x/            /x/

 credit, currency, interest rate, liquidity, market,
 political, valuation                                  /x/(1)   /x/(1)      /x/     /x/          /x/          /x/            / /


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

 (1) For each of the Short Term Bond and Bond Funds all foreign securities in the aggregate may not exceed 25% of the Fund's assets.

 (2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Funds' financial performance for the periods for the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one Select Class share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Funds' Semi-Annual Reports to Shareholders for the six months ended April 30, 2001 for Strategic Income Fund and for the six months ended January 31, 2001 for Emerging Markets Debt Fund, which are incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, which include the financial highlights, have been audited, except as noted, by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

JPMORGAN EMERGING MARKETS DEBT FUND

                                                                 FOR THE
                                                                     SIX                  FOR THE
                                                                  MONTHS    FOR FISCAL      SEVEN    FOR FISCAL  FOR FISCAL
                                                                   ENDED        PERIOD     MONTHS        PERIOD      PERIOD
                                                                 1/31/01         ENDED      ENDED         ENDED       ENDED
PER-SHARE DATA                                               (UNAUDITED)       7/31/00    7/31/99(2)   12/31/98   12/31/97(1)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                               $8.77         $7.29       $7.30        $9.76      $10.00
----------------------------------------------------------------------------------------------------------------------------
  Income from investment operations:
     Net investment income                                          0.50          0.95        0.49         1.15        0.58
     Net realized and unrealized gain (loss) on investment          0.02          1.42        0.02       (2.64)      (0.05)
                                                                   -----         -----       -----        -----       -----
     Total from investment operations                               0.52          2.37        0.51       (1.49)        0.53
  Distributions to shareholders from:
     Net investment income                                        (0.50)        (0.89)      (0.52)       (0.81)      (0.58)
     In excess of net investment income                               --            --          --       (0.16)      (0.02)
     Net realized gain                                                --            --          --           --      (0.17)
                                                                   -----         -----       -----        -----       -----
     Total distributions to shareholders                          (0.50)        (0.89)      (0.52)       (0.97)      (0.77)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $8.79         $8.77       $7.29        $7.30       $9.76
----------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                       6.23%(3)     34.12%       7.27%(3)  (15.93)%       5.47%(3)
============================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                         $22,862       $20,163     $26,216      $19,313     $11,978
----------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS:
----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                       1.25%(4)      1.25%       1.25%(4)     1.25%       1.25%(4)
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                             11.72%(4)     11.01%      12.28%(4)    10.05%       9.71%(4)
----------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursement                                     2.02%(4)      1.95%       2.51%(4)     2.09%       2.40%(4)
----------------------------------------------------------------------------------------------------------------------------
Interest expense                                                   0.02%(4)      0.06%       0.02%(4)       --           --
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                   87%(3)       295%        555%(3)      791%        182%(3)
----------------------------------------------------------------------------------------------------------------------------


 (1) The fund commenced operations on 4/17/97.
 (2) In 1999, the fund changed the fiscal year-end from 12/31 to 7/31.
 (3) Not annualized.
 (4) Annualized.

JPMORGAN STRATEGIC INCOME FUND^


                                                                                   11/01/99          11/30/98*
                                                                                    THROUGH            THROUGH
PER SHARE OPERATING PERFORMANCE:                                                  11/05/99~           10/31/99
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                 $9.59              $10.00
----------------------------------------------------------------------------------------------------------------
Income from Investment Operations:
   Net Investment Income                                                              0.01                 0.72
   Net Gains or Losses in Securities (both realized and unrealized)                   0.04                (0.41)
                                                                                     -----                -----
   Total from Investment Operations                                                   0.05                 0.31
Distributions to Shareholders from:
Dividends from Net Investment Income                                                    --                 0.72
Distributions from Capital Gains                                                        --                   --
Tax Return of Capital                                                                   --                   --
                                                                                     -----                -----
     Total Dividends and Distributions                                                  --                 0.72
----------------------------------------------------------------------------------------------------------------
Net Asset Value, end Of Period                                                       $9.64               $ 9.59
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                      0.52%                3.29%
================================================================================================================
Net Assets, End of Period (in millions)                                             $   --                $   1
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
----------------------------------------------------------------------------------------------------------------
Expenses                                                                              0.40%                0.24%
----------------------------------------------------------------------------------------------------------------
Net Investment Income                                                                 4.77%                8.07%
----------------------------------------------------------------------------------------------------------------
Expenses Without Waivers, Reimbursements and Earnings Credits                         1.54%                3.87%
----------------------------------------------------------------------------------------------------------------
Net Investment Income Without Waivers, Reimbursements and Earnings Credits            3.63%                4.44%
----------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                                113%                 136%
----------------------------------------------------------------------------------------------------------------

 *  Commencement of operations.
 #  Short periods have been annualized.
 ~ All outstanding shares were redeemed effective November 5, 1999. The Fund continues to offer Select Class shares for sale.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 ^  Formerly Strategic Income Fund-Institutional Class Shares

JPMORGAN U.S. TREASURY INCOME FUND^


                                                                                       2/16/01*
                                                                                        THROUGH
PER SHARE OPERATING PERFORMANCE:                                                        4/30/01
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                                     $11.10
-----------------------------------------------------------------------------------------------
   Income from Investment Operations:
     Net Investment Income                                                                 0.11
     Net Gain or (Losses) in Securities (both realized and unrealized)                   (0.10)
                                                                                         ------
     Total from Investment Operations                                                      0.01
   Distributions to Shareholders from:
     Dividends from Net Investment Income                                                  0.11
     Distributions from Capital Gains                                                        --
                                                                                         ------
     Total Dividends and Distributions                                                     0.11
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                           $11.00
-----------------------------------------------------------------------------------------------
TOTAL RETURN (1)                                                                          0.09%
===============================================================================================
RATIOS/SUPPLEMENTAL DATA:
-----------------------------------------------------------------------------------------------
     Net Assets, End of Period (in millions)                                              $  48
-----------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS:#
-----------------------------------------------------------------------------------------------
Expenses                                                                                  0.55%
-----------------------------------------------------------------------------------------------
Net investment income                                                                     5.35%
-----------------------------------------------------------------------------------------------
Expenses without waivers, reimbursements and earnings credits                             1.03%
-----------------------------------------------------------------------------------------------
Net investment income without waivers, reimbursements and earnings credits                4.87%
-----------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                     39%
-----------------------------------------------------------------------------------------------

 *  Commencement of offering of class of shares.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
 ^ Formerly Chase Vista U.S. Treasury Income Fund - Institutional Class Shares. # Short periods have been annualized.

                       This page intentionally left blank.

    HOW TO REACH US



MORE INFORMATION
You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

1 800-348-4782

JP MORGAN FUNDS
SERVICE CENTER
210 West 10th Street, 8th Floor
Kansas City, MO 64105

If you buy shares through an institution Please contact that institution directly for More information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File Nos. are 811-07342 for Short Term Bond Fund, Bond Fund and Global Strategic Income Fund -- 811-5151 for Strategic Income Fund, and U.S. Treasury Income Fund, 811-07795 for Global High Yield Bond Fund and 811-07340 for Emerging Markets Debt Fund.





                       JPMorgan Funds Fulfillment Center
                              393 Manley Street
                        West Bridgewater, MA 02379-1039




       (C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2001


                                                                     Rhi-Fi-701

                                                 PROSPECTUS SEPTEMBER   , 2001
                                    SUBJECT TO COMPLETION, DATED JULY 27, 2001

JPMORGAN FUNDS

THIS PROSPECTUS OFFERS: SELECT SHARES

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

TAX AWARE ENHANCED INCOME FUND

TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

TAX AWARE U.S. EQUITY FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[LOGO]JPMORGAN Fleming
Asset Management

[SIDENOTE]
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

CONTENTS

Fleming Tax Aware International Opportunities Fund            1
Tax Aware Enhanced Income Fund                                5
Tax Aware Small Company Opportunities Fund                   10
Tax Aware U.S. Equity Fund                                   14
Tax Aware Investing                                          19
The Funds' Management and Administration                     20
How Your Account Works                                       22
   Buying Fund Shares                                        22
   Selling Fund Shares                                       22
   Exchanging Fund Shares                                    23
   Distributions and Taxes                                   24
Risk and Reward Elements for Investments                     25
Investments                                                  30
Financial Highlights                                         32
How to Reach Us                                      Back cover

Fleming TAX AWARE INTERNATIONAL
        OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main
risks, as well as Fund strategies, please see pages   .

THE FUND'S OBJECTIVE

The Fund seeks to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S., including Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets.

The Fund focuses on individual stock selection, emphasizing those stocks that are ranked as undervalued according to the proprietary research of J.P. Morgan Investment Management Inc. (the adviser). The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries. The Fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International (MSCI) All Country World (Free) Index (ex-U.S.), the Fund's benchmark. The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling shares with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.

The Fund is aided by a tax-sensitive optimization process developed by its adviser.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser selects stocks for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive stocks in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting stocks and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price;

- potential reward compared to potential risk; and

- temporary mispricing caused by market overreactions

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in international stock markets. Fund performance will also depend on the effectiveness of the Manager's research, as well as its stock picking and currency management decisions.

In general, international investing involves higher risks than investing in U.S. markets, but offers attractive opportunities for diversification. Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

The Fund's tax aware strategies may reduce your capital gains but will not eliminate them. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

[SIDENOTE]

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA.

- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES
The estimated expenses of the Fund before and after reimbursement are shown below. The Fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL FUND OPERATING EXPENSES(1) (%)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                  0.85

DISTRIBUTION (RULE 12b-1) FEES                                   NONE

SHAREHOLDER SERVICE FEES                                         0.25

OTHER EXPENSES(2)                                                0.32

TOTAL OPERATING EXPENSES                                         1.42

FEE WAIVER AND EXPENSE REIMBURSEMENTS(3)                        (0.17)

NET EXPENSES(3)                                                  1.25

(1) The Fund is newly organized and, therefore, this table shows the Fund's estimated expenses expressed for the Fund's current fiscal year as a percentage of the Fund's estimated average net assets.

(2) "Other expenses" are estimated for the current fiscal year.

(3) Reflects a written agreement pursuant to which The Chase Manhattan Bank agrees to reimburse the Fund to the extent total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 1.25% of Select Class average daily net assets through 9/7/02.

EXPENSE EXAMPLE The example below is intended to help you compare the cost of investing in the Select Class with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year,

- all dividends reinvested,

- net expenses for one year, total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the Fund's actual return and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST ($)                  127        433         760         1,687

TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages --.

THE FUND'S OBJECTIVE

The Fund's goal is to provide high current after tax current income consistent with principal preservation.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests in municipal securities that J.P. Morgan Investment Management Inc. (JPMIM), the adviser, believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high current after tax income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated investment grade by a nationally recognized statistical rating organization, or be the unrated equivalent, at the time of purchase including at least 75% in securities rated A or better.

INVESTMENT PROCESS

The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

DURATION MANAGEMENT. The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

SECURITY SELECTION. Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

DURATION MANAGEMENT. Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The strategists closely monitor the Fund and make tactical adjustments as necessary.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval).


THE FUND MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

durations. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund may use interest rate swaps, futures contracts and options to help manage duration. The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after tax income may require trade-offs that reduce pre-tax income. To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.



WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER DURATION BOND FUNDS

- WANT TO EMPHASIZE AFTER TAX RETURN

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

- ARE IN A LOW TAX BRACKET

[SIDENOTE]

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR QUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows the performance of the Fund's shares for the last calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, an unmanaged Index that tracks the performance of the 3-month U.S. Treasury market.

Past performance does not predict how any class of the Fund will perform in the future.

[CHART]

YEAR-BY-YEAR TOTAL RETURN(1,2)
    2000            4.91%

The Fund's year to date total return as of 6/30/01 was 2.48%.

BEST QUARTER                 1.67%
                 4th quarter, 2000

WORST QUARTER                1.00%
                 2nd quarter, 2000


AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                                 PAST 1 YEAR   LIFE OF FUND(1)
 TAX AWARE ENHANCED INCOME FUND
 (AFTER EXPENSES)                                                    4.91          4.13

 MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
 (NO EXPENSES)                                                       6.18          5.74

(1) The Fund commenced operations on 4/16/99. The Fund's Select Shares commenced operations on 5/6/99. Performance for the period before the Select Shares were launched is based on the performance of the Fund's Institutional shares from 4/30/99.

(2) The Fund's fiscal year end is 10/31.

INVESTORS EXPENSES

The expenses of the Fund before and after reimbursement are shown below. The Fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual Fund expenses after reimbursement are deducted from Fund assets prior to performance calculations.

ANNUAL FUND OPERATING EXPENSES(3) (%) (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                        0.25

DISTRIBUTION (RULE 12b-1) FEES                                         NONE

SHAREHOLDER SERVICE FEES                                               0.25

OTHER EXPENSES(3)                                                      0.27

TOTAL OPERATING EXPENSES                                               0.77

FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                               (0.27)

NET EXPENSES(4)                                                        0.50


EXPENSE EXAMPLE The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- all dividends reinvested

- net expenses for three years, and total operating expenses thereafter, and

- all shares sold at the end of each time period

The example is for comparison only; the Fund's actual return and your actual costs may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
 YOUR COST ($)                  51         160         344         874

(3) "Other Expenses" are restated from the most recent fiscal year to reflect current expense arrangements.

(4) Reflects a written agreement pursuant to which Morgan Guaranty Trust Company of New York agrees to reimburse the Fund to the extent total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) exceed 0.50% of the Select Class' average daily net assets until 9/7/04.

TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages --.

THE FUND'S OBJECTIVE
The Fund's goal is to seek to provide high after tax total return from a portfolio of small company growth stocks.

THE FUND'S MAIN
INVESTMENT STRATEGY
The Fund invests primarily in common stocks of small U.S. companies whose market capitalization is greater than $125 million and less than $2.0 billion when purchased. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential and does not track the sector weightings of the overall small company stock market.

In searching for companies, the Fund's adviser, JPMIM, combines the investment process described below with a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are undervalued or fairly valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company, but the Fund may also continue to hold them if it believes further substantial growth is possible or to shield the Fund from tax liabilities.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process:

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

JPMorgan's in-house research is developed by an extensive worldwide network.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buys and sells stocks using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of the research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. The Fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the Fund seeks to outperform the Russell 2000 Growth Index while not tracking its industry weightings, investors should expect higher volatility compared to this index or more conservatively managed small-cap funds.

The Fund's tax aware strategies may reduce your capital gains, but will not eliminate them. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA.

THE FUND'S PAST PERFORMANCE

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES

The estimated expenses of the Fund before and after reimbursement are shown below. The Select Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL FUND OPERATING EXPENSES (%)(1) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


 MANAGEMENT FEES                                                       0.85
 DISTRIBUTION (RULE 12b-1) FEES                                        NONE
 SHAREHOLDER SERVICE FEES                                              0.25
 OTHER EXPENSES(1)                                                     0.27
 TOTAL OPERATING EXPENSES                                              1.37
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                              (0.02)
 NET EXPENSES(2)                                                       1.35

(1)  "OTHER EXPENSES" ARE ESTIMATED FOR THE MOST RECENT FISCAL YEAR.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.35% OF AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXPENSE EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- 5% return each year

- all dividends reinvested

- net expenses for three years, and total operating expenses thereafter, and

- all shares sold at the end of each time period

This example is for comparison only; the Fund's actual return and your actual cost may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)                  137        428         744         1,641

TAX AWARE U.S. EQUITY FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages --.

THE FUND'S OBJECTIVE
The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN
INVESTMENT STRATEGY
The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling stocks that appear overvalued.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines fundamental research for identifying portfolio securities, valuations that quantify the research team's findings and stock selection.

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buy and sell stocks according to its own policies, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the research and the management team's stock picking decisions.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so that they differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index. The Fund's tax aware strategies may reduce your capital gains but will not eliminate them. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

[SIDENOTE]

BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Select Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -7.74%.

[CHART]

YEAR-BY-YEAR TOTAL RETURNS(1),(2)

1997                 30.32%
1998                 31.18%
1999                 18.31%
2000                 -5.15%


 BEST QUARTER               21.64%
                 4th quarter, 1998
 WORST QUARTER              -8.86%
                 3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000.(1)

                                                    PAST 1 YEAR   LIFE OF FUND
--------------------------------------------------------------------------------
 TAX AWARE U.S. EQUITY FUND
 (AFTER EXPENSES)                                    -5.15          17.69
 S&P 500 INDEX (NO EXPENSES)                         -9.11          17.20

(1) THE FUND COMMENCED OPERATIONS ON 12/18/96 AND RETURNS REFLECT THE PERFORMANCE OF THE FUND FROM 12/31/96.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES

The expenses of the Fund before and after reimbursement are shown below. The Fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from Fund assets prior to performance calculations.

ANNUAL FUND OPERATING EXPENSES (%)(3) (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS


 MANAGEMENT FEES                                                    0.45
 DISTRIBUTION (RULE 12b-1) FEES                                     NONE
 SHAREHOLDER SERVICE FEES                                           0.25
 OTHER EXPENSES(3)                                                  0.25
 TOTAL OPERATING EXPENSES                                           0.95
 FEE WAIVER AND EXPENSE REIMBURSEMENT(4)                           (0.11)
 NET EXPENSES(4)                                                    0.84

(3) "OTHER EXPENSES" ARE RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (EXCLUDING INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.84% OF THE SELECT CLASS' AVERAGE DAILY NET ASSETS THROUGH 9/7/04.

EXPENSE EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- all dividends reinvested

- net expenses for three years, and total operating expenses thereafter, and

- all shares sold at the end of each time period

This example is for comparison only; the Fund's actual return and your actual cost may be higher or lower.

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
 YOUR COST ($)                  86         268         492         1,135

TAX AWARE INVESTING

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempts to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the Funds are the following:

- investing primarily in lower-yielding growth stocks;

- employing a long-term approach to investing;

- attempting to minimize net realized short-term gains;

- when appropriate, selling stocks trading below their tax cost to realize losses;

- in selling appreciated stocks, selecting the most tax-favored share lots; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

Fleming Tax Aware International Opportunities Fund is a series of Mutual Fund Group, a Massachusetts business trust. Tax Aware Enhanced Income Fund, Tax Aware Small Company Opportunities Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Trusts are governed by the same trustees. The trustees are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser for each of the Funds and makes the day-to-day investment decisions for them. The Adviser is located at 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

The Funds, subject to the expense reimbursements described earlier in this prospectus, pay the adviser the following fees for investment advisory services, shown as a percentage of average daily net assets:

                           FISCAL
 FUND                      YEAR END        %
 FLEMING TAX               10/31         0.85%
 AWARE INTERNATIONAL
 OPPORTUNITY

 TAX AWARE ENHANCED        10/31         0.25%
 INCOME FUND

 TAX AWARE SMALL           10/31         0.85%
 COMPANY OPPORTUNITIES
 FUND

 TAX AWARE                 10/31         0.45%
 U.S. EQUITY FUND


PORTFOLIO MANAGERS

FLEMING TAX AWARE INTERNATIONAL

OPPORTUNITIES FUND

The portfolio management team is led by Andrew Cormie, managing director, who has been an international equity portfolio manager since 1977 and employed by the Manager since 1984; Nigel F. Emmett, vice president, who has been on the International Equity team since joining JPMorgan in August of 1997; and by Jenny
C. Sicat, vice president, who joined the International Equity team in August of 2000 and has been at JPMorgan since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

TAX AWARE ENHANCED INCOME FUND

The portfolio management team is led by Benjamin Thompson, vice president, who joined the team in June of 1999 and Abigail J. Feder, vice president, who joined J.P. Morgan in April of 2000 from Morgan Stanley Dean Witter Investment Management where she managed short term fixed income portfolios. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.

TAX AWARE SMALL COMPANY
OPPORTUNITIES FUND

The portfolio management team is led by Marian U. Pardo, managing director, Saira Durcanin, vice president and CFA, and Carolyn Jones, vice president. Ms. Pardo has been at JPMorgan since

1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small and large cap equity portfolios, equity and convertible funds, and serveral institutional portfolios. Ms. Duncanin has been with JPMorgan since July 1995 as a small company equity analyst and portfolio manager. Ms. Jones has been with JPMorgan since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMorgan's private banking group and as a product specialist at Merrill Lynch Asset Management.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by Terry E. Banet, vice president, and Louise Sclafani, vice president. Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan since 1985. Prior to managing this Fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at JPMorgan since 1994.

THE FUNDS' ADMINISTRATOR

Either The Chase Manhattan Bank or Morgan Guaranty Trust Company of New York (each an "Administrator") provides administrative services and oversees each Fund's other service providers. The Administrator receives a PRO RATA portion of the following annual fee on behalf of each Fund for administrative services:
0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Institutional shares held by investors by the shareholder servicing agent.

The advisers and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

Each Fund may issue multiple classes of shares. This prospectus relates only to Select Class shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensated for selling Fund shares may receive a different amount for each class.

THE FUNDS' DISTRIBUTOR
J.P. Morgan Funds Distributors Inc. (JPMFD), is the distributor for the Funds. JPMFD is a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Select Shares of these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Select Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Funds Service Center, the agent could set an earlier deadline.

All purchases of Select Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-348-4783.

MINIMUM INVESTMENTS

Investors must buy a minimum $1,000,000 worth of Select Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Select Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER

Call 1-800-348-4782. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SHARES

You can exchange your Select Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-348-4782 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Please write to:
JPMorgan Funds Service Center
210 West 10th Street, 8th floor
Kansas City, MO 64105

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund typically pay income dividends four times a year. Fleming Tax Aware International Opportunities Fund typically pays income dividend once a year and Tax Aware Enhanced Income Fund typically declares income dividends daily and pays them monthly. Capital gains, if any, are distributed once a year by each Fund. However, each Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

- reinvest all distributions in additional Fund shares without a sales charge;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you don't select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS                                  POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD

MANAGEMENT CHOICES
-  A Fund could underperform its               -  A Fund could outperform its          -  The Adviser focuses its active
   benchmark due to its                           benchmark due to these same             management on securities
   securities and asset                           choices.                                selection, the area where it
   allocation choices.                                                                    believes its commitment to
                                                                                          research can most enhance
                                                                                          returns.

MARKET CONDITIONS - FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

-  The Fund's share price and                  -  Stocks have generally                -  Under normal circumstances,
   performance will fluctuate in                  outperformed more stable                the Fund plan to remain fully
   response to stock market                       investments (such as bonds and          invested, with at least 65% in
   movements                                      each equivalents) over the              stocks; stock investments may
                                                  long term                               include convertible
-  The Fund could lose money                                                              securities, preferred stocks,
   because of foreign government               -  Foreign investments, which              depositary receipts (such as
   actions, political                             represent a major portion of            ADRs and EDRs), trust or
   instability, or lack of                        the world's securities, offer           partnership interests,
   adequate and/or accurate                       attractive potential                    warrants, rights, and
   information                                    performance and opportunities           investment company securities
                                                  for diversification
-  Investment risks tend to be                                                         -  The Fund seeks to limit risk
   higher in emerging markets.                 -  Emerging markets can offer              and enhance performance
   These markets also present                     higher returns                          through active management and
   higher liquidity and valuation                                                         diversification
   risks.
                                                                                       -  During severe market
-  Adverse market conditions may                                                          downturns, the Fund has the
   from time to time cause the                                                            option of investing up to 100%
   Fund to take temporary                                                                 of assets in investment-grade
   defensive positions that are                                                           short-term securities.
   inconsistent with its
   principal investment
   strategies and may hinder the
   Fund from achieving its
   investment objective.

TAX AWARE DISCIPLINED EQUITY AND TAX AWARE U.S. EQUITY FUNDS

-  The Fund's share price and                    -  Stocks have generally              -  Under normal circumstances the
   performance will fluctuate in                    outperformed more stable              Funds plan to remain fully
   response to stock market                         investments (such as bonds and        invested, with at least 65% in
   movements                                        each equivalents) over the            stocks; stock investments may
                                                    long term                             include U.S. and foreign
-  Adverse market conditions may                                                          common stocks, convertible
   from time to time cause the                                                            securities, preferred stocks,
   Fund to take temporary                                                                 trust or partnership
   defensive positions that are                                                           interests, warrant rights, and
   inconsistent with its                                                                  investment company securities
   principal investment
   strategies and may hinder the                                                       -  The Funds seek to limit risk
   Fund from achieving its                                                                through diversification
   investment objective.
                                                                                       -  During severe market
                                                                                          downturns, the Fund has the
                                                                                          option of investing up to 100%
                                                                                          of assets in investment-grade
                                                                                          short-term securities.


POTENTIAL RISKS                                POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS CONTINUED:
TAX AWARE ENHANCED INCOME FUND
-  The Fund's share price, yield,              -  Bonds have generally               -  Under normal circumstances the
   and total return will                          outperformed money market             Fund plans to remain fully
   fluctuate in response to bond                  investments over the long             invested in bonds and other
   market movements                               term, with less risk than             fixed income securities
                                                  stocks
-  The value of most bonds will                                                      -  The Fund seeks to limit risk
   fall when interest rates rise;              -  Most bonds will rise in value         and enhance after tax yields
   the longer a bond's maturity                   when interest rates fall              through careful management,
   and the lower its credit                                                             sector allocation, individual
   quality, the more its value                 -  Mortgage-backed and                   securities selection, and
   typically falls                                asset-backed securities can           duration management
                                                  offer attractive returns
-  Adverse market conditions may                                                     -  During severe market
   from time to time cause the                                                          downturns, the Fund has the
   Fund to take temporary                                                               option of investing up to 100%
   defensive positions that are                                                         of assets in high quality
   inconsistent with its                                                                short-term securities
   principal investment
   strategies and may hinder the                                                     -  The Adviser monitors interest
   fund from achieving its                                                              rate trends, as well as
   investment objective                                                                 geographic and demographic
                                                                                        information related to
-  Mortgage-backed and                                                                  mortgage-backed securities and
   asset-backed securities                                                              mortgage prepayments
   (securities representing an
   interest in, or secured by, a
   pool of mortgages or other
   assets such as receivables)
   could generate capital losses
   or periods of low yields if
   they are paid off
   substantially earlier or later
   than anticipated

FOREIGN CURRENCIES

-  Currency exchange rate                      -  Favorable exchange rate            -  The Funds actively manages the
   movements could reduce gains                   movements could generate gains        currency exposure of its
   or create losses.                              or reduce losses.                     foreign investments and may
                                                                                        hedge a portion of its foreign
-  Currency risks tend to be                                                            currency exposure into the
   higher in emerging markets.                                                          U.S. dollar or other
                                                                                        currencies which the adviser
SECURITIES LENDING                                                                      deems more attractive (see
                                                                                        also "Derivatives").
-  When a Fund lends a security,              -  A Fund may enhance income           -  The Adviser maintains a list
   there is a risk that the                      through the investment of the          of approved borrowers.
   loaned securities may not be                  collateral received from the
   returned if the borrower                      borrower.                           -  A Fund receives collateral
   defaults.                                                                            equal to at least 100% of the
                                                                                        current value of securities
-  The collateral will be subject                                                       loaned.
   to the risks of the securities
   in which it is invested.                                                          -  The lending agents indemnify a
                                                                                        Fund against borrower default.

                                                                                     -  The Adviser's collateral
                                                                                        investment guidelines limit
                                                                                        the quality and duration of
                                                                                        collateral investment to
                                                                                        minimize losses.

                                                                                     -  Upon recall, the borrower must
                                                                                        return the securities loaned
                                                                                        within the normal settlement
                                                                                        period.


(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.


POTENTIAL RISKS                                  POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD

DERIVATIVES
-  Derivatives such as futures,                 -  Hedges that correlate well        -  The Funds uses derivatives,
   options, swaps and forward                      with underlying positions can        such as futures, options,
   foreign currency contracts(1)                   reduce or eliminate losses at        swaps, and forward foreign
   that are used for hedging the                   low cost.                            currency contracts, for
   portfolio or specific                        -  A Fund could make money and          hedging and tax and risk
   securities may not fully                        protect against losses if the        management purposes (i.e., to
   offset the underlying                           investment analysis proves           establish or adjust exposure
   positions and this could                        correct.                             to particular securities,
   result in losses to a Fund                   -  Derivatives that involve             markets or currencies).
   that would not have otherwise                   leverage could generate           -  The Funds only establish
   occurred.                                       substantial gains at low cost.       hedges that they expect will
-  Derivatives used for risk                                                            be highly correlated with
   management may not have the                                                          underlying positions.
   intended effects and may                                                          -  While the Funds may use
   result in losses or missed                                                           derivatives that incidentally
   opportunities.                                                                       involve leverage, they do not
-  The counterparty to a                                                                use them for the specific
   derivatives contract could                                                           purpose of leveraging their
   default.                                                                             portfolios.
-  Derivatives that involve
   leverage could magnify losses.
-  Certain types of derivatives
   involve costs to the Funds
   which can reduce returns.

ILLIQUID HOLDINGS
-  A Fund could have difficulty                  -  These holdings may offer more       -  No Fund may invest more than
   valuing these holdings                           attractive yields or potential         15% of its net assets in
   precisely.                                       growth than comparable widely          illiquid holdings.
-  A Fund could be unable to sell                   traded securities.                  -  To maintain adequate
   these holdings at the time or                                                           liquidity, each Fund may hold
   price it desired.                                                                       investment-grade short-term
                                                                                           securities and may borrow
                                                                                           (including repurchase
                                                                                           agreements and reverse
                                                                                           repurchase agreements) from
                                                                                           banks up to 33 1/3% of the
                                                                                           value of its total assets.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-  When a Fund buys securities                   -  A Fund can take advantage of       -  Each Fund segregates liquid
   before issue or for delayed                      attractive transaction                assets to offset leverage
   delivery, it could be exposed                    opportunities.                        risk.
   to leverage risk if it does
   not segregate liquid assets.

SHORT-TERM TRADING
-  Increased trading could raise                 -  A Fund could realize gains in      -  The Fund will generally avoid
   a Fund's brokerage and related                   a short period of time.               short-term trading, except to
   costs.                                        -  A Fund could protect against          take advantage of attractive
-  Increased short-term capital                     losses if a stock is                  or unexpected opportunities or
   gains distributions could                        overvalued and its value later        to meet demands generated by
   raise shareholders' income tax                   falls.                                shareholder activity.
   liability.


POTENTIAL RISKS                                  POTENTIAL REWARDS                     POLICIES TO BALANCE RISK AND REWARD
CREDIT QUALITY - AWARE ENHANCED INCOME FUND

-  The default of an issuer would             -  Investment-grade bonds have a         -  The Fund maintains its own
   leave the Fund with unpaid                    lower risk of default                    policies for balancing credit
   interest or principal                                                                  quality against potential
                                                                                          yields and gains in light of
                                                                                          its investment goals
                                                                                       -  The adviser develops its own
                                                                                          ratings of unrated securities
                                                                                          and makes a credit quality
                                                                                          determination for unrated
                                                                                          securities

FOREIGN INVESTMENTS - TAX AWARE DISCIPLINED EQUITY AND TAX AWARE U.S. EQUITY FUNDS
-  Currency exchange rate                     -  Favorable exchange rate               -  Each Fund anticipates that its
   movements could reduce gains                  movements could generate gains           total foreign investments will
   or create losses                              or reduce losses                         not exceed 20% of assets
-  A Fund could lose money because            -  Foreign investments, which            -  Each Fund actively manages the
   of foreign government actions,                represent a major portion of             currency exposure of its
   political instability, or lack                the world's securities, offer            foreign investments relative
   of adequate and accurate                      attractive potential                     to its benchmark, and may
   information                                   performance and opportunities            hedge back into the U.S.
                                                 for diversification                      dollar from time to time (see
                                                                                          also "Derivatives")

FOREIGN INVESTMENTS - TAX AWARE ENCHANCED INCOME FUND
-  The fund could lose money                   -  Foreign bonds, which represent       -  Foreign bonds may be a
   because of foreign government                  a major portion of the world's          significant investment (in 25%
   actions, political                             fixed income securities, offer          of assets) for the fund
   instability, or lack of                        attractive potential                 -  To the extent that the fund
   adequate and accurate                          performance and opportunities           invests in foreign bonds, it
   information                                    for diversification                     will hedge its currency
-  Currency exchange rate                      -  Favorable exchange rate                 exposure into the U.S. dollar
   movements could reduce gains                   movements could generate gains          (see also "Derivatives")
   or create losses                               or reduce losses

FIXED INCOME INVESTMENTS--TAX AWARE ENHANCED INCOME FUND

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions).This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.


RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

x Permitted - BOLD
- Permitted, but not typically used

            PRINCIPAL TYPES OF RISK

       credit, interest rate, market, prepayment                         x

       credit, currency, liquidity, political                            x(1)

       credit, currency, interest rate, liquidity, market, political     x(1)

       credit, currency, interest rate, liquidity, market, political,
       valuation                                                         x(1)

       credit, currency, interest rate, liquidity, market, political,
       valuation                                                         x(1)

       credit, environmental, extension, interest rate, liquidity,
       market, natural event, political, prepayment, valuation           -

       credit, currency, extension, interest rate, leverage, market,
       political, prepayment                                             x(1)

       credit, currency, extension, interest rate, leverage, liquidity,
       market, political, prepayment                                     -(1,2)

       credit, currency, extension, interest rate, liquidity, political,
       prepayment                                                        x

       credit, interest rate, liquidity, market, valuation               x

       credit, environmental, interest rate, liquidity, market, natural
       event, prepayment, valuation                                      x

       credit                                                            x

       credit                                                            -(2)

       credit, currency, interest rate, market, political                x(1)

       credit, currency, interest rate, leverage, market, political      x


       credit, interest rate, market, natural event, political           x

       interest rate                                                     x

       credit, currency, interest rate, liquidity, market, political,
       valuation                                                         x(1)


LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


1 All foreign securities in the aggregate may not exceed 25% of the Funds' assets.

2 All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Funds' total assets.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period presented. This information has been audited except as noted, by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements are included in the Funds' annual reports, which are available upon request.

JPMORGAN TAX AWARE ENHANCED INCOME FUND

                                                                            SELECT SHARES
                                                     -------------------------------------------------------------
                                                                                                 FOR THE PERIOD
                                                       FOR THE SIX                                 MAY 6, 1999
                                                       MONTHS ENDED           FOR THE           (COMMENCEMENT OF
                                                     APRIL 30, 2001          YEAR ENDED        OPERATIONS) THROUGH
                                                       (UNAUDITED)        OCTOBER 31, 2000     OCTOBER 31, 1999(a)
                                                     ---------------      ----------------     -------------------
Net Asset Value Per Share, Beginning of Period          $   1.99               $   1.99              $   2.00
                                                        --------               --------              --------
Income from Investment Operations
  Net Investment Income                                     0.04                   0.08                  0.04
   Net Realized and Unrealized Gain (Loss) on
    Investments                                             0.01                   0.00(b)              (0.01)
                                                        --------               --------              --------
Total From Investment Operations                            0.05                   0.08                  0.03
                                                        --------               --------              --------
  Less Distributions to Shareholders from
   Net Investment Income                                   (0.04)                 (0.08)                (0.04)
                                                        --------               --------              --------
Net Asset Value Per Share, End of Period                $   2.00               $   1.99              $   1.99
                                                        ========               ========              =========
Ratios and Supplemental Data
Total Return                                                2.62%                  4.29%                 1.29%
  Net Assets, End of Period (in thousands)               $43,873                $36,688               $27,723
Ratio to Average Net Assets(c)
  Net Expenses (Excluding Dividend Expense)                 0.50%                  0.50%                 0.50%
  Net Investment Income                                     4.19%                  4.23%                 3.75%
  Expenses Without Reimbursement (Including
   Dividend Expense)                                        0.65%                  0.67%                 0.72%
Portfolio Turnover                                            97%                   172%                   69%
--------------------------------------------------------------------------------------------------------------

(a) The figures have been adjusted to reflect a stock split that occurred on July 27, 1999. (7.51256281 to 1)
(b)  Amount is less than $0.005.
(c)  Short periods have been annualized.

JPMORGAN TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

                                                                     SELECT sHARES
                                                                   ------------------
                                                                     FOR THE PERIOD
                                                                   DECEMBER 12, 2000*
                                                                        THROUGH
                                                                     APRIL 30, 2001
                                                                       (UNAUDITED)
                                                                   ------------------
Net Asset Value Per Share, Beginning of Period                           $ 15.00
                                                                         -------
Income from Investment Operations
Net Investment Loss                                                        (0.02)(a)
Net Realized and Unrealized Loss on Investments                            (1.00)
                                                                         -------
Total From Investment Operations                                           (1.02)
                                                                         -------
Net Asset Value Per Share, End of Period                                  $13.98
                                                                         =======
Ratios and Supplemental Data
Total Return                                                               (6.80)%
Net Assets, End of Period (in thousands)                                $214,499
Ratios to Average Net Assets(b)
  Expenses                                                                  1.34%
  Net Investment Income                                                    (0.44)%
  Expenses without Reimbursement                                            1.34%
Portfolio Turnover Rate                                                       32%
---------------------------------------------------------------------------------------

  * Commencement of operations
(a) Based on average number of shares outstanding throughout the period.
(b) Short periods have been annualized.

JPMORGAN TAX AWARE U.S. EQUITY FUND

                                                                                              SELECT SHARES
                                                                    ---------------------------------------------------------------
                                                                         FOR THE
                                                                        SIX MONTH        FOR THE YEARS ENDED        FOR THE PERIOD
                                                                      PERIOD ENDED          OCTOBER 31            DECEMBER 18, 1996*
                                                                     APRIL 30, 2001  ---------------------------         THROUGH
                                                                      (UNAUDITED)     2000      1999      1998     OCTOBER 31 1997,
                                                                     --------------  -------   -------   -------  -----------------
Net Asset Value Per Share, Beginning of Period                           $ 20.51     $ 18.73   $ 15.19   $ 12.57      $ 10.00
                                                                         -------     -------   -------   -------      -------
Income from Investment Operations
Net Investment Income (Loss)                                                0.06(a)     0.09      0.10      0.08         0.06
Net Realized and Unrealized Gain (Loss) on Investments                     (2.72)       1.77      3.55      2.65         2.52
                                                                         -------     -------   -------   -------      -------
Total From Investment Operations                                           (2.66)       1.86      3.65      2.73         2.58
                                                                         -------     -------   -------   -------      -------
Less Distributions to Shareholders from Net Investment Income              (0.05)      (0.08)    (0.11)    (0.11)       (0.01)
                                                                         -------     -------   -------   -------      -------
Net Asset Value Per Share, End of Period                                 $ 17.80     $ 20.51   $ 18.73   $ 15.19      $ 12.57
                                                                         =======     =======   =======   =======      =======
Ratios and Supplemental Data
Total Return                                                              (13.00)%      9.96%     24.05%   21.81%       25.83%
Net Assets, End of Period (in thousands)                                $243,545    $249,222   $163,075  $76,924      $25,649
Ratio to Average Net Assets(b)
  Expenses                                                                  0.85%       0.85%      0.85%    0.85%        0.85%
  Net Investment Income                                                     0.54%       0.46%      0.58%    0.63%        0.70%
  Expenses without Reimbursement                                            0.85%       0.85%      0.90%    1.09%        2.16%
Portfolio Turnover Rate                                                       10%         15%        29%      44%          23%

  *  Commencement of operations
(a)  Based on average number of shares outstanding throughout the period.
(b)  Short periods have been annualized.

HOW TO REACH US

MORE INFORMATION

You will find more information about the fund in the following documents.

ANNUAL/SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the fund and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 348-4783 or writing to:

JPMORGAN FUNDS SERVICE CENTER
210 West 10th Street, 8th Floor
Kansas City, MO 64105

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.

The Funds' Investment Company Act File Nos. for Fleming Tax Aware
International Opportunities Fund is 811-05151, for the JPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Enhanced Income Fund, JPMorgan Tax Aware Small Company Opportunities Fund, and JPMorgan Tax Aware US Equity Fund are 811-07795.

                                                   PROSPECTUS SEPTEMBER __, 2001
                                      SUBJECT TO COMPLETION, DATED JULY 27, 2001



JPMORGAN FUNDS



THIS PROSPECTUS OFFERS: INSTITUTIONAL SHARES


FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

TAX AWARE DISCIPLINED EQUITY FUND

TAX AWARE ENHANCED INCOME FUND

TAX AWARE U.S. EQUITY FUND


The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                        [JPMORGAN FLEMING LOGO]
                                        Asset Management


The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in any state where the offer or sale is not permitted.

CONTENTS

Fleming Tax Aware International Opportunities Fund                             1

Tax Aware Disciplined Equity Fund                                              6

Tax Aware Enhanced Income Fund                                                10

Tax Aware U.S. Equity Fund                                                    15

Tax Aware Investing                                                           20

The Funds' Management and Administration                                      21

How Your Account Works                                                        23

   Buying Fund Shares                                                         23

   Selling Fund Shares                                                        23

   Exchanging Fund Shares                                                     24

   Distributions and Taxes                                                    25

Risk and Reward Elements                                                      26

Investments

Financial Highlights                                                          32

How to Reach Us                                                       Back cover

FLEMING   TAX AWARE INTERNATIONAL
          OPPORTUNITIES FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages .

THE FUND'S OBJECTIVE

The Fund seeks to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S., including Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets.

The Fund focuses on individual stock selection, emphasizing those stocks that are ranked as undervalued according to the proprietary research of J.P. Morgan Investment Management Inc. (the adviser). The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries. The Fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International
(MSCI) All Country World (Free) Index (ex-U.S.), the Fund's benchmark. The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling shares with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law.

The Fund is aided by a tax-sensitive optimization process developed by its adviser.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser selects stocks for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive stocks in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting stocks and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price;

- potential reward compared to potential risk; and

- temporary mispricing caused by market overreactions

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in international stock markets. Fund performance will also depend on the effectiveness of the Manager's research, as well as its stock picking and currency management decisions.

In general, international investing involves higher risks than investing in U.S. markets, but offers attractive opportunities for diversification.

Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

The Fund's tax aware strategies may reduce your capital gains but will not eliminate them. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA.

-  ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING

-  ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE

The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES

The estimated expenses of the Institutional shares before and after reimbursement are shown below. The Institutional Class has no sales, redemption or account fees and generally no exchange fees, although some institutions may charge you a fee for shares you buy through them.

ESTIMATED ANNUAL FUND OPERATING EXPENSES(1) (%)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

 MANAGEMENT FEES                                                      0.85
 DISTRIBUTION (RULE 12b-1) FEES                                       NONE
 SHAREHOLDER SERVICE FEES                                             0.10
 OTHER EXPENSES(2)                                                    0.30
 TOTAL OPERATING EXPENSES                                             1.25
 FEE WAIVER AND EXPENSE REIMBURSEMENT(3)                             (0.25)
 NET EXPENSE(3)                                                       1.00

(1) THE FUND IS NEWLY ORGANIZED AND, THEREFORE, THIS TABLE SHOWS THE FUND'S ESTIMATED EXPENSES EXPRESSED FOR THE FUND'S CURRENT FISCAL YEAR AS A PERCENTAGE OF THE FUND'S ESTIMATED AVERAGE NET ASSETS.

(2)  OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.

(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT THAT TOTAL OPERATING EXPENSES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.00% OF AVERAGE DAILY NET ASSETS THROUGH 9/7/02.

EXPENSE EXAMPLE The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year,

- all dividends reinvested,

- net expenses for for one year, total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the Fund's actual return and your actual costs may be higher or lower.

                             1 YEAR     3 YEARS     5 YEARS      10 YEARS
YOUR COST ($)                  102        372         662         1,489

TAX AWARE DISCIPLINED EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages .

THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The Fund does not look to underweight or overweight industries.

Within each industry, the Fund modestly overweights stocks that are ranked as undervalued or fairly valued while modestly underweighting or not holding stocks that appear overvalued. Therefore, the Fund tends to own a larger number of stocks within the S&P 500 than the U.S. Equity Fund.

To this investment approach the Fund adds the element of tax aware investing.

The Fund invests primarily in U.S. stocks while seeking to enhance after-tax returns.

The Fund's investment philosophy, developed by the Fund's adviser, JPMIM, focuses on stock picking while largely avoiding sector or market-timing strategies.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process:

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period - often as much as five years - rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buys and sells stocks, using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation,

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

the Fund's managers often consider a number of other criteria:

- catalysts that could trigger a change in a stock's price

- potential reward compared to potential risk

- temporary mispricings caused by market overreactions

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the adviser's research and the management team's stock picking decisions.

By owning a large number of stocks within the S&P 500, with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings of that index, the Fund seeks returns that modestly exceed those of the S&P 500 over the long term with virtually the same level of volatility. The Fund's tax aware strategies may reduce your capital gains but will not eliminate them. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

[SIDENOTE]
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO

- WANT FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH THEY EACH INVEST OVER THE LONG TERM

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUE MARKET TRENDS OR FOCUS ONLY ON PARTICULAR INDUSTRIES OR SECTORS

- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past three calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

The Fund's year-to-date total return as of 6/30/01 was -4.98%.

YEAR-BY-YEAR RETURNS(1),(2)

1998                        31.82%
1999                        17.39%
2000                        -9.06%

BEST QUARTER                22.98%
                 4th quarter, 1998

WORST QUARTER              -10.05%
                 3rd quarter, 1998

AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                  PAST 1 YEAR   LIFE OF FUND
TAX AWARE DISCIPLINED EQUITY FUND
(AFTER EXPENSES)                                     -9.06         16.17
S&P 500 INDEX (NO EXPENSES)                          -9.11         15.79

(1) THE FUND COMMENCED OPERATIONS ON 1/30/97, AND RETURNS REFLECT PERFORMANCE OF THE FUND FROM 1/31/97.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES

The expenses of the Fund before and after reimbursement are shown below. The Fund has no sales, redemptions, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from assets prior to performance calculations.

ANNUAL FUND OPERATING EXPENSES(3) (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                      0.35
DISTRIBUTION (RULE 12b-1) FEES                                       none
SHAREHOLDER SERVICE FEES                                             0.10
OTHER EXPENSES(4)                                                    0.24
TOTAL OPERATING EXPENSES                                             0.69
FEE WAIVER AND EXPENSE REIMBURSEMENT(5)                             (0.14)
NET EXPENSES(5)                                                      0.55

(3) THIS TABLE SHOWS THE FUND'S EXPENSES FOR THE PAST FISCAL YEAR EXPRESSED AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS.
(4) "OTHER EXPENSES" HAVE BEEN RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(5) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.55% OF AVERAGE DAILY NET ASSETS THROUGH 9/07/04.

EXPENSE EXAMPLE The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year,

- all dividends reinvested,

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period.

The example is for comparison only; the Fund's actual return and your actual costs may be higher or lower.

                              1 YEAR      3 YEARS    5 YEARS     10 YEARS
 YOUR COST ($)                  56         176         340         817

TAX AWARE ENHANCED INCOME FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages .

THE FUND'S OBJECTIVE

The Fund's goal is to provide high current after tax current income consistent with principal preservation.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests in municipal securities that J.P. Morgan Investment Management Inc. (JPMIM), the adviser, believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high current after tax income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated investment grade by a nationally recognized statistical rating organization, or be the unrated equivalent, at the time of purchase, including at least 75% in securities rated A or better.

INVESTMENT PROCESS

The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

Duration Management. The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

SECURITY SELECTION. Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

DURATION MANAGEMENT. Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The strategists closely monitor the Fund and make tactical adjustments as necessary.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval).

THE FUND MAIN
INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than funds with longer durations. Because of the sensitivity of

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:

- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.

- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund may use interest rate swaps, futures contracts and options to help manage duration. The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after tax income may require trade-offs that reduce pre-tax income. To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.

[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:

- ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO

- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER DURATION BOND FUNDS

- WANT TO EMPHASIZE AFTER TAX RETURN

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH

- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA

- ARE IN A LOW TAX BRACKET

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR QUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows the performance of the Fund's shares for the last calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Bill Index, an unmanaged index that tracts the performance of the 3-month U.S. Treasury market.

Past performance does not predict how any class of the Fund will perform in the future.

YEAR-BY-YEAR TOTAL RETURN(1),(2)

2000                         5.17%

The Fund's year to date total return as of 6/30/01 was 2.61%.

BEST QUARTER                 1.73%
                 4th quarter, 2000

WORST QUARTER                1.07%
                 2nd quarter, 2000


AVERAGE ANNUAL TOTAL RETURN (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                  PAST 1 YEAR   LIFE OF FUND
TAX AWARE ENHANCED INCOME FUND
(AFTER EXPENSES)                                      5.17          4.41
MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
(NO EXPENSES)                                         6.18          5.74

(1) THE FUND COMMENCED OPERATIONS ON 4/16/99 AND RETURNS REFLECT PERFORMANCE OF THE FUND FROM 4/30/99.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES

The expenses of the Fund before and after reimbursement are shown below. The Fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual Fund expenses after reimbursement are deducted from Fund assets prior to performance calculations.

ANNUAL FUND OPERATING EXPENSES(3) (%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

MANAGEMENT FEES                                                     0.25
DISTRIBUTION (RULE 12b-1) FEES                                      NONE
SHAREHOLDER SERVICE FEES                                            0.10
OTHER EXPENSES(4)                                                   0.25
TOTAL OPERATING EXPENSES                                            0.60
FEE WAIVER AND EXPENSE REIMBURSEMENT(5)                            (0.35)
NET EXPENSES(5)                                                     0.25

(3) THIS TABLE SHOWS THE FUND'S EXPENSES FOR THE PAST FISCAL PERIOD, EXPRESSED AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS.

(4) "OTHER EXPENSES" HAVE BEEN RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(5) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.25% OF AVERAGE DAILY NET ASSETS THROUGH 09/07/04.

EXPENSE EXAMPLE The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year,

- all dividends reinvested,

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period

The example is for comparison only; the Fund's actual return and your actual costs may be higher or lower.

                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
YOUR COST ($)                  26         80          225         644

TAX AWARE U.S. EQUITY FUND

RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages .

THE FUND'S OBJECTIVE

The Fund's goal is to provide high after tax total return from a portfolio of selected equity securities.

THE FUND'S MAIN
INVESTMENT STRATEGY

The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling stocks that appear overvalued.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines fundamental research for identifying portfolio securities, valuations that quantify the research team's findings and stock selection.

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buy and sell stocks using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the research and the management team's stock picking decisions.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so that they differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index. The Fund's tax aware strategies may reduce your capital gains but will not eliminate them. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERTAND THAT:

-  THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.

-  THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

FREQUENCY OF TRADING

HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:

-  ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT

-  WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
   PORTFOLIO

- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM

- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE

THE FUND IS NOT DESIGNED FOR INVESTORS WHO:

- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS

-  REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL

-  ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES

-  ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Institutional Class Shares. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

Past performance does not predict how any class of the Fund will perform in the future.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -7.71%

YEAR-BY-YEAR TOTAL RETURNS(1),(2)

1997          30.32%
1998          31.18%
1999          18.31%
2000          -5.57%

BEST QUARTER                21.64%
                 4th quarter, 1998
WORST QUARTER               -8.86%
                 3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS (%)

Shows performance over time, for periods ended December 31, 2000(1)

                                                    PAST 1 YEAR   LIFE OF FUND
TAX AWARE U.S. EQUITY FUND
(AFTER EXPENSES)                                       -5.57        17.56
S&P 500 INDEX (NO EXPENSES)                            -9.11        17.20

(1) THE FUND COMMENCED OPERATIONS ON 12/18/96. THE FUND'S INSTITUTIONAL SHARES COMMENCED OPERATIONS ON 9/15/00. PERFORMANCE FOR THE PERIOD BEFORE THE INSTITUTIONAL SHARES WERE LAUNCHED IS BASED ON THE PERFORMANCE OF THE FUND'S SELECT SHARES OF THE FUND FROM 12/31/96.

(2)  THE FUND'S FISCAL YEAR END IS 10/31.

INVESTOR EXPENSES

The expenses of the Fund before and after reimbursement are shown below. The Fund has no sales, redemption, exchange, or account fees, although some institutions may charge you a fee for shares you buy through them. The annual fund expenses after reimbursement are deducted from fund assets prior to performance calculations.

ESTIMATED ANNUAL FUND OPERATING EXPENSES(3)(%) (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                                                   INSTITUTIONAL
                                                                   SHARES
MANAGEMENT FEES                                                    0.45
DISTRIBUTION (RULE 12b-1) FEES                                     NONE
SHAREHOLDER SERVICE FEES                                           0.10
OTHER EXPENSES                                                     0.40
TOTAL OPERATING EXPENSES                                           0.95
FEE WAIVER AND EXPENSE REIMBURSEMENT(5)                           (0.25)
NET EXPENSES(5)                                                    0.70

(3) THIS TABLE SHOWS THE FUND'S EXPENSES FOR THE PAST FISCAL PERIOD, EXPRESSED AS A PERCENTAGE OF THE FUND'S AVERAGE NET ASSETS.

(4) "OTHER EXPENSES" HAVE BEEN RESTATED FROM THE MOST RECENT FISCAL YEAR TO REFLECT CURRENT EXPENSE ARRANGEMENTS.

(5) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.70% OF AVERAGE DAILY NET ASSETS THROUGH 09/07/04.

EXPENSE EXAMPLE This example helps you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year,

- all dividends reinvested,

- net expenses for three years and total operating expenses thereafter, and

- all shares sold at the end of each time period

This example is for comparison only; the Fund's actual return and your actual cost may be higher or lower.

                             1 YEAR     3 YEARS     5 YEARS     10 YEARS
YOUR COST ($)                  72         224         448         1,094

TAX AWARE INVESTING

TAX AWARE INVESTING

Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempts to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the Funds are the following:

-  investing primarily in lower-yielding growth stocks;

-  employing a long-term approach to investing;

-  attempting to minimize net realized short-term gains;

- when appropriate, selling stocks trading below their tax cost to realize losses;

-  in selling appreciated stocks, selecting the most tax-favored share lots; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION

Fleming Tax Aware International Opportunities Fund is a series of Mutual Fund Group, a Massachusetts business trust.

Tax Aware Disciplined Equity Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund series of J.P. Morgan Series Trust. The Trusts are governed by the same trustees. The trustees are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER

JPMIM is the investment adviser for each of the Funds and makes the day-to-day investment decisions for them. The Adviser is located at 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

The Funds, subject to the expense reimbursements described earlier in this prospectus, pay the adviser the following fees for investment advisory services, shown as a percentage of average daily net assets:

                                    FISCAL
FUND                                YEAR END          %
FLEMING TAX AWARE                   10/31         0.85%
INTERNATIONAL
OPPORTUNITIES FUND

TAX AWARE DISCIPLINED               10/31         0.35%
EQUITY FUND

TAX AWARE ENHANCED                  10/31         0.25%
INCOME FUND

TAX AWARE                           10/31         0.45%
U.S. EQUITY FUND

PORTFOLIO MANAGERS

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

The portfolio management team is led by Andrew Cormie, managing director, who has been an international equity portfolio manager since 1977 and employed by the Manager since 1984; Nigel F. Emmett, vice president, who has been on the International Equity team since joining JPMorgan in August of 1997; and by Jenny
C. Sicat, vice president, who joined the International Equity team in August of 2000 and has been at JPMorgan since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

TAX AWARE DISCIPLINED EQUITY FUND

The portfolio management team is led by Fredric A. Nelson, managing director and Robin B. Chance, vice president. Mr. Nelson has been on the team since the fund's inception in January of 1997 and at J.P. Morgan since May 1994. Ms. Chance has been at J.P. Morgan since 1987. Prior to managing this fund, both were responsible for structured equity strategies.

TAX AWARE ENHANCED INCOME FUND

The portfolio management team is led by Benjamin Thompson, vice president, who joined the team in June of 1999 and Abigail J. Feder, vice president, who joined J.P. Morgan in April of 2000 from Morgan Stanley Dean Witter Investment Management where she managed short term fixed income portfolios. Prior to joining J.P. Morgan,

Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.

TAX AWARE U.S. EQUITY FUND

The portfolio management team is led by Terry E. Banet, vice president, and Louise Sclafani, vice president. Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan since 1985. Prior to managing this Fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at JPMorgan since 1994.

THE FUNDS' ADMINISTRATOR

Either The Chase Manhattan Bank or Morgan Guaranty Trust Company of New York (each an "Administrator") provides administrative services and oversees each Fund's other service providers. The Administrator receives a PRO RATA portion of the following annual fee on behalf of each Fund for administrative services:
0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhatten Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.10% of the average daily net assets of the Institutional shares held by investors by the shareholder servicing agent.

The adviser and/or distibutor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.


THE FUNDS' DISTRIBUTOR

J.P. Morgan Funds Distributors Inc. (JPMFD), is the distributor for the Funds. JPMFD is a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS

BUYING FUND SHARES

You don't pay any sales charge (sometimes called a load) when you buy Institutional shares of these Funds. The price you pay for your shares is the net asset value per share (NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Institutional Funds Service Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Institutional Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Funds. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Institutional Funds Service Center, the agent could set an earlier deadline.

All purchases of Institutional Class Shares must be paid by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account. The Funds have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722.

MINIMUM INVESTMENTS

Investors must buy a minimum $3,000,000 worth of Institutional Class Shares in a Fund to open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of Institutional Class Shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. Each Fund may waive this minimum at its discretion.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SHARES

You can exchange your Institutional Class Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Funds you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Funds liable for any loss or expenses from any sales request, if the Funds take reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

Each Fund may issue multiple classes of shares. This prospectus relates only to Institutional Class shares of the Funds. Each class may have different requirements for who may invest. A person who gets compensation for selling Fund shares may recieve a different amount for each class.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

DISTRIBUTIONS AND TAXES

The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

Fleming Tax Aware International Opportunities Fund typically pays income dividends once per year. Tax Aware Disciplined Equity Fund and Tax Aware U.S. Equity Fund typically pay income dividends four times a year. Tax Aware Enhanced Income Fund typically declares income dividends daily and pays them monthly. Capital gains, if any, are distributed once a year by each Fund. However, each fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes. The state or municipality where you live may not charge you state or local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom a Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS

This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS                             POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
MANAGEMENT CHOICES                          -  A Fund could outperform its benchmark     -  The Adviser focuses its active
                                               due to these same choices.                   management on securities selection,
-  A Fund could underperform its                                                            the area where it believes its
   benchmark due to its securities and                                                      commitment to research can most
   asset allocation choices.                                                                enhance returns.

MARKET CONDITIONS

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

-  The Fund's share price and performance   -  Stocks have generally outperformed        -  Under normal circumstances, the Fund
   will fluctuate in response to stock         more stable investments (such as bonds       plan to remain fully invested, with at
   market movements                            and cash equivalents) over the long          least 65% in stocks; stock investments
                                               term                                         may include convertible securities,
-  The Fund could lose money because of                                                     preferred stocks, depository receipts
   foreign government actions, political    -  Foreign investments, which represent a       (such as ADRs and EDRs), trust or
   instability, or lack of adequate            major portion of the world's                 partnership interests, warrants,
   and/or accurate information                 securities, offer attractive potential       rights, and investment company
                                               performance and opportunities for            securities
-  Investment risks tend to be higher in       diversification
   emerging markets. These markets also                                                  -  The Fund seeks to limit risk and
   present higher liquidity and valuation   -  Emerging markets can offer higher            enhance performance through active
   risks.                                      returns                                      management and diversification

-  Adverse market conditions may from                                                    -  During severe market downturns, the
   time to time cause the Fund to take                                                      Fund has the option of investing up to
   temporary defensive positions that are                                                   100% of assets in investment-grade
   inconsistent with its principal                                                          short-term securities.
   investment strategies and may hinder
   the Fund from achieving its investment
   objective.

TAX AWARE DISCIPLINED EQUITY AND TAX AWARE U.S. EQUITY FUNDS

-  The Fund's share price and performance   -  Stocks have generally outperformed        -  Under normal circumstances the Funds
   will fluctuate in response to stock         more stable investments (such as bonds       plan to remain fully invested, with at
   market movements                            and cash equivalents) over the long          least 65% in stocks; stock investments
                                               term                                         may include U.S. and foreign common
-  Adverse market conditions may from                                                       stocks convertible securities,
   time to time cause the Fund to take                                                      preferred stocks, trust or partnership
   temporary defensive positions that are                                                   interests, warrant rights, and
   inconsistent with its principal                                                          investment company securities
   investment strategies and may hinder
   the Fund from achieving its investment                                                -  The Funds seek to limit risk through
   objective.                                                                               diversification

                                                                                         -  During severe market downturns, the
                                                                                            Fund has the option of investing up to
                                                                                            100% of its assets in investment-grade
                                                                                            short-term securities.

POTENTIAL RISKS                             POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
MARKET CONDITIONS CONTINUED

TAX AWARE ENHANCED INCOME FUND

-  The Fund's share price, yield, and       -  Bonds have generally outperformed         -  Under normal circumstances the Fund
   total return will fluctuate in              money market investments over the long       plans to remain fully invested in
   response to bond market movements           term, with less risk than stocks             bonds and other fixed income
                                                                                            securities
-  The value of most bonds will fall when   -  Most bonds will rise in value when
   interest rates rise; the longer a           interest rates fall                       -  The Fund seeks to limit risk and
   bond's maturity and the lower its                                                        enhance after tax yields through
   credit quality, the more its value       -  Mortgage-backed and asset-backed             careful management, sector allocation,
   typically falls                             securities can offer attractive              individual securities selection, and
                                               returns                                      duration management
-  Adverse market conditions may from
   time to time cause the Fund to take                                                   -  During severe market downturns, the
   temporary defensive positions that are                                                   Fund has the option of investing up to
   inconsistent with its principal                                                          100% of assets in high quality
   investment strategies and may hinder                                                     short-term securities
   the fund from achieving its investment
   objective                                                                             -  The Adviser monitors interest rate
                                                                                            trends, as well as geographic and
-  Mortgage-backed and asset-backed                                                         demographic information related to
   securities (securities representing an                                                   mortgage-backed securities and
   interest in, or secured by, a pool of                                                    mortgage prepayments
   mortgages or other assets such as
   receivables) could generate capital
   losses or periods of low yields if
   they are paid off substantially
   earlier or later than anticipated

FOREIGN CURRENCIES

-  Currency exchange rate movements could   -  Favorable exchange rate movements         -  The Funds actively manages the
   reduce gains or create losses.              could generate gains or reduce losses.       currency exposure of its foreign
                                                                                            investments and may hedge a portion of
-  Currency risks tend to be higher in                                                      its foreign currency exposure into the
   emerging markets.                                                                        U.S. dollar or other currencies which
                                                                                            the adviser deems more attractive (see
                                                                                            also "Derivatives").

SECURITIES LENDING

-  When a Fund lends a security, there is   -  A Fund may enhance income through the     -  The Adviser maintains a list of
   a risk that the loaned securities may       investment of the collateral received        approved borrowers.
   not be returned if the borrower             from the borrower.
   defaults.                                                                             -  A Fund receives collateral equal to at
                                                                                            least 100% of the current value of
-  The collateral will be subject to the                                                    securities loaned.
   risks of the securities in which it is
   invested.                                                                             -  The lending agents indemnify a Fund
                                                                                            against borrower default.

                                                                                         -  The Adviser's collateral investment
                                                                                            guidelines limit the quality and
                                                                                            duration of collateral investment to
                                                                                            minimize losses.

                                                                                         -  Upon recall, the borrower must return
                                                                                            the securities loaned within the
                                                                                            normal settlement period.

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS                             POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
DERIVATIVES

-  Derivatives such as futures, options,    -  Hedges that correlate well with           -  The Funds uses derivatives, such as
   swaps and forward foreign currency          underlying positions can reduce or           futures, options, swaps, and forward
   contracts1 that are used for hedging        eliminate losses at low cost.                foreign currency contracts, for
   the portfolio or specific securities                                                     hedging and tax and risk management
   may not fully offset the underlying      -  A Fund could make money and protect          purposes (i.e., to establish or adjust
   positions and this could result in          against losses if the investment             exposure to particular securities,
   losses to a Fund that would not have        analysis proves correct.                     markets or currencies).
   otherwise occurred.
                                            -  Derivatives that involve leverage         -  The Funds only establish hedges that
-  Derivatives used for risk management        could generate substantial gains at          they expect will be highly correlated
   may not have the intended effects and       low cost.                                    with underlying positions.
   may result in losses or missed
   opportunities.                                                                        -  While the Funds may use derivatives
                                                                                            that incidentally involve leverage,
-  The counterparty to a derivatives                                                        they do not use them for the specific
   contract could default.                                                                  purpose of leveraging their
                                                                                            portfolios.
-  Derivatives that involve leverage
   could magnify losses.

-  Certain types of derivatives involve
   costs to the Funds which can reduce
   returns.

ILLIQUID HOLDINGS

-  A Fund could have difficulty valuing     -  These holdings may offer more             -  No Fund may invest more than 15% of
   these holdings precisely.                   attractive yields or potential growth        its net assets in illiquid holdings.
                                               than comparable widely traded
-  A Fund could be unable to sell these        securities.                               -  To maintain adequate liquidity, each
   holdings at the time or price it                                                         Fund may hold investment-grade
   desired.                                                                                 short-term securities and may borrow
                                                                                            (including repurchase agreements and
                                                                                            reverse repurchase agreements) from
                                                                                            banks up to 33 1/3% of the value of
                                                                                            its total assets.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

-  When a Fund buys securities before       -  A Fund can take advantage of              -  Each Fund segregates liquid assets to
   issue or for delayed delivery, it           attractive transaction opportunities.        offset leverage risk.
   could be exposed to leverage risk if
   it does not segregate liquid assets.

SHORT-TERM TRADING

-  Increased trading could raise a Fund's   -  A Fund could realize gains in a short     -  The Funds will generally avoid
   brokerage and related costs.                period of time.                              short-term trading, except to take
                                                                                            advantage of attractive or unexpected
-  Increased short-term capital gains       -  A Fund could protect against losses if       opportunities or to meet demands
   distributions could raise                   a stock is overvalued and its value          generated by shareholder activity.
   shareholders' income tax liability.         later falls.

POTENTIAL RISKS                             POTENTIAL REWARDS                            POLICIES TO BALANCE RISK AND REWARD
CREDIT QUALITY - TAX AWARE ENHANCED INCOME FUND

-  The default of an issuer would leave     -  Investment-grade bonds have a lower       -  The Fund maintains its own policies
   the Fund with unpaid interest or            risk of default                              for balancing credit quality against
   principal                                                                                potential yields and gains in light of
                                                                                            its investment goals

                                                                                         -  The adviser develops its own ratings
                                                                                            of unrated securities and makes a
                                                                                            credit quality determination for
                                                                                            unrated securities

FOREIGN INVESTMENTS - TAX AWARE DISCIPLINED EQUITY AND TAX AWARE U.S. EQUITY FUNDS

-  Currency exchange rate movements could   -  Favorable exchange rate movements         -  Each Fund anticipates that its total
   reduce gains or create losses               could generate gains or reduce losses        foreign investments will not exceed
                                                                                            20% of assets
-  A Fund could lose money because of       -  Foreign investments, which represent a
   foreign government actions, political       major portion of the world's              -  Each Fund actively manages the
   instability, or lack of adequate and        securities, offer attractive potential       currency exposure of its foreign
   accurate information                        performance and opportunities for            investments relative to its benchmark,
                                               diversification                              and may hedge back into the U.S.
                                                                                            dollar from time to time (see also
                                                                                            "Derivatives")

FOREIGN INVESTMENTS - TAX AWARE ENHANCED INCOME FUND

-  The fund could lose money because of     -  Foreign bonds, which represent a major    -  Foreign bonds may be a significant
   foreign government actions, political       portion of the world's fixed income          investment (25% of assets) for the
   instability, or lack of adequate and        securities, offer attractive potential       fund
   accurate information                        performance and opportunities for
                                               diversification                           -  To the extent that the fund invests in
-  Currency exchange rate movements could                                                   foreign bonds, it will hedge its
   reduce gains or create losses            -  Favorable exchange rate movements            currency exposure into the U.S. dollar
                                               could generate gains or reduce losses        (see also "Derivatives")

FIXED INCOME INVESTMENTS--TAX AWARE ENHANCED INCOME FUND

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.



RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

/X/ Permitted - BOLD
/ / Permitted, but not typically used

PRINCIPAL TYPES OF RISK
credit, interest rate, market, prepayment                                                                       /X/

credit, currency, liquidity, political                                                                          /X/(1)

credit, currency, interest rate, liquidity, market, political                                                   /X/(1)

credit, currency, interest rate, liquidity, market, political, valuation                                        /X/(1)

credit, currency, interest rate, liquidity, market, political, valuation                                        /X/(1)

credit, environmental, extension, interest rate, liquidity, market, natural event, political,
prepayment, valuation                                                                                           / /

credit, currency, extension, interest rate, leverage, market, political, prepayment                             /X/(1)

credit, currency, extension, interest rate, leverage, liquidity, market, political, prepayment                  / /(1),(2)

credit, currency, extension, interest rate, liquidity, political, prepayment                                    /X/

credit, interest rate, liquidity, market, valuation                                                             /X/

credit, environmental, interest rate, liquidity, market, natural event, prepayment, valuation                   /X/

credit                                                                                                          /X/

credit                                                                                                          / /(2)

credit, currency, interest rate, market, political                                                              /X/(1)

credit, currency, interest rate, leverage, market, political                                                    /X/

credit, interest rate, market, natural event, political                                                         /X/

interest rate                                                                                                   /X/

credit, currency, interest rate, liquidity, market, political, valuation                                        /X/(1)

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.


(1) All foreign securities in the aggregate may not exceed 25% of the Funds' assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Funds' total assets.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period presented. This information has been audited, except as noted, by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statement, is included in the Fund's annual report, which is available upon request.

TAX AWARE DISCIPLINED EQUITY FUND

                                                  FOR THE SIX                                                         FOR THE PERIOD
                                                 MONTHS ENDED           FOR THE           FOR THE          FOR THE JANUARY 30, 1997*
                                               APRIL 30, 2001       YEARS ENDED       YEARS ENDED      YEARS ENDED           THROUGH
                                                  (UNAUDITED)  OCTOBER 31, 2000  OCTOBER 31, 1999 OCTOBER 31, 1998  OCTOBER 31, 1997
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period        $ 18.87           $ 18.19           $ 14.71          $ 12.08           $ 10.00
------------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations
     Net investment income                               0.06              0.15              0.15             0.11              0.06
     Net realized and unrealized gain (loss)
       on investments                                  (2.06)              0.68              3.48             2.68              2.02
                                                      ------             ------            ------           ------            ------
     Total from investment operations                  (2.00)              0.83              3.63             2.79              2.08
   Less distributions to shareholders from
     net investment income                             (0.06)            (0.15)            (0.15)           (0.16)                --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period              $ 16.81           $ 18.87           $ 18.19          $ 14.71           $ 12.08
------------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         (10.61)%             4.54%            24.72%           23.26%            20.80%
====================================================================================================================================
Net Assets, End of Period (in thousands)             $388,299          $477,556          $340,812          $90,079           $12,026
------------------------------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Expenses(a)                                             0.55%             0.55%             0.55%            0.55%             0.55%
------------------------------------------------------------------------------------------------------------------------------------
Net Investment Income(a)                                0.71%             0.78%             0.94%            0.97%             1.19%
Expenses without Reimbursement(a)                       0.59%             0.59%             0.65%            1.02%             4.59%
Portfolio Turnover Rate                                   21%               51%               40%              57%               35%

*   Commencement of operations.
(a) Short periods have been annualized.

TAX AWARE ENHANCED INCOME FUND

                                                                                                                    FOR THE PERIOD
                                                                               FOR THE SIX                          APRIL 16, 1999
                                                                              MONTHS ENDED           FOR THE      (COMMENCEMENT OF
                                                                            APRIL 30, 2001        YEAR ENDED   OPERATIONS) THROUGH
                                                                               (UNAUDITED)  OCTOBER 31, 2000   OCTOBER 31, 1999(a)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period                                    $   1.99          $   1.99              $   2.00
----------------------------------------------------------------------------------------------------------------------------------
   Income from investment operations
     Net investment income                                                            0.04              0.09                  0.04
     Net realized and unrealized gain (loss) on investments                           0.01           0.00(b)                (0.01)
                                                                                  --------          --------              --------
     Total from investment operations                                                 0.05              0.09                  0.03
   Less distributions to shareholders from net investment income                    (0.04)            (0.09)                (0.04)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period                                          $   2.00          $   1.99              $   1.99
----------------------------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                         2.75%             4.55%                 1.57%
==================================================================================================================================
Net assets, end of period (in thousands)                                          $395,346          $298,901              $354,823
----------------------------------------------------------------------------------------------------------------------------------
RATIO TO AVERAGE NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Net expenses (excluding dividend expense)(c)                                         0.25%             0.25%                 0.25%
----------------------------------------------------------------------------------------------------------------------------------
Net investment income(c)                                                             4.42%             4.43%                 4.01%
----------------------------------------------------------------------------------------------------------------------------------
Expenses without reimbursement (including dividend expense)(c)                       0.46%             0.50%                 0.57%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover                                                                     97%              172%                   69%
----------------------------------------------------------------------------------------------------------------------------------

(a) The figures have been adjusted to reflect a stock split that occurred on July 27, 1999. (7.50251256 to 1)
(b)  Less than $0.005.
(c)  Short periods have been annualized.

TAX AWARE U.S. EQUITY FUND

                                                                                   FOR THE      FOR THE PERIOD
                                                                                SIX MONTHS       SEPTEMBER 15,
                                                                                     ENDED               2000*
                                                                            APRIL 30, 2001             THROUGH
                                                                               (UNAUDITED)    OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period                                     $ 14.73              $15.00
--------------------------------------------------------------------------------------------------------------
   Income from investment operations
     Net investment income (Loss)                                                  0.04(a)             0.01(a)
     Net realized and unrealized gain (loss) on investments                         (1.94)              (0.28)
     Total From Investment Operations                                               (1.90)              (0.27)
   Less distributions to shareholders from net investment income                    (0.07)                  --
--------------------------------------------------------------------------------------------------------------
Net asset value per share, end of period                                           $ 12.76              $14.73
--------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                      (12.93)%             (1.80)%
==============================================================================================================
Net Assets, End of Period (in thousands)                                           $ 5,639               --(c)
--------------------------------------------------------------------------------------------------------------
Ratio to Average Net Assets
--------------------------------------------------------------------------------------------------------------
Expenses(b)                                                                          0.70%               0.70%
--------------------------------------------------------------------------------------------------------------
Net Investment Income(b)                                                             0.63%               0.51%
--------------------------------------------------------------------------------------------------------------
Expenses without Reimbursement(b)                                                    0.70%               0.85%
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                                                                10%                 15%
--------------------------------------------------------------------------------------------------------------

*   Commencement of operations
(a) Based on average number of shares outstanding throughout the period.
(b) Short periods have been annualized.
(c) Net Assets were $221 at October 31, 2000.

                      This page intentionally left blank.

HOW TO REACH US

MORE INFORMATION

You will find more information about the fund in the following documents.

ANNUAL/SEMI-ANNUAL REPORTS

Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the fund and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 766-7722 or writing to:

JPMorgan Funds Service Center
500 Stanton Christian Road
Newark, Delaware 19713

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.

The Funds' Investment Company Act File Nos. for Fleming Tax Aware International Opportunities Fund is 811-05151, for theJPMorgan Tax Aware Disciplined Equity Fund, JPMorgan Enhanced Income Fund, JPMorgan Tax Aware Small Company Opportunities Fund, and JPMorgan Tax Aware US Equity Fund are 811-07795.

                                                  PROSPECTUS SEPTEMBER ___, 2001
                                     SUBJECT TO COMPLETION, DATED JULY  27, 2001


JPMORGAN FUNDS


THIS PROSPECTUS OFFERS: CLASS A, CLASS B AND CLASS C SHARES


FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

TAX AWARE ENHANCED INCOME FUND

TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

TAX AWARE U.S. EQUITY FUND



THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



[SIDENOTE]
THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL NOR DOES IT SEEK AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                                                          [LOGO]JPMORGAN FLEMING
                                                                ASSET MANAGEMENT

CONTENTS

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND           1

TAX AWARE ENHANCED INCOME FUND                               6

TAX AWARE SMALL COMPANY OPPORTUNITIES FUND                  12

TAX AWARE U.S. EQUITY FUND                                  16

TAX AWARE INVESTING                                         21

THE FUNDS' MANAGEMENT AND ADMINISTRATION                    22

HOW YOUR ACCOUNT WORKS                                      24

   BUYING FUND SHARES                                       26

   SELLING FUND SHARES                                      27

   EXCHANGING FUND SHARES                                   28

   DISTRIBUTIONS AND TAXES                                  29

   TAX CONSIDERATIONS                                       29

RISK AND REWARD ELEMENTS FOR INVESTMENTS                    32

INVESTMENTS                                                 36

FINANCIAL HIGHLIGHTS                                        38

HOW TO REACH US                                     BACK COVER

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

RISK/RETURN SUMMARY
FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND THEIR MAIN RISKS,
AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES      .

THE FUND'S OBJECTIVE
THE FUND SEEKS TO PROVIDE HIGH AFTER-TAX TOTAL RETURN BY INVESTING IN EQUITY SECURITIES OF FOREIGN COMPANIES IN DEVELOPED AND, TO A LESSER EXTENT, EMERGING MARKETS.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund's assets are invested primarily in equity securities of companies from developed countries other than the U.S., including Australia, Canada, Japan, New Zealand, the United Kingdom and most of the countries of western Europe. The Fund's assets also may be invested, to a limited extent, in equity securities of companies from emerging markets.

The Fund focuses on individual stock selection, emphasizing those stocks that are ranked as undervalued according to the proprietary research of J.P. Morgan Investment Management Inc. (the adviser). The Fund is not constrained by capitalization, style or geographic limits and will be broadly diversified across industries. The Fund's country allocations and sector weightings may differ significantly from those of the Morgan Stanley Capital International
(MSCI) All Country World (Free) Index (ex-U.S.), the Fund's benchmark. The Fund will invest substantially in securities denominated in foreign currencies and will actively seek to enhance returns where appropriate through managing currency exposure.

The Fund seeks to reduce, but not eliminate, the taxes incurred by shareholders in connection with the Fund's investment income and realized capital gains. In doing so, the Fund typically sells securities when the anticipated performance benefit justifies the resulting tax liability. This strategy often includes minimizing the sale of securities with large accumulated capital gains, holding securities long enough to avoid short-term capital gains taxes, selling shares with a higher cost basis first and offsetting capital gains realized in one security by selling another security at a capital loss. In addition, the Fund seeks to minimize distributions that are taxed as ordinary income.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.
- THE FUND MAY TRADE SECURITIES ACTIVELY, WHICH COULD INCREASE TRANSACTION COSTS (AND LOWER PERFORMANCE) AND INCREASE YOUR TAXABLE DIVIDENDS.

FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

To protect against price declines in securities holdings with large accumulated capital gains, the Fund may use various hedging techniques (such as purchasing put options). By using these techniques rather than selling appreciated securities, the Fund seeks to reduce its exposure to price declines in the securities without realizing substantial gains under current tax law. The Fund is aided by a tax-sensitive optimization process developed by its adviser.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS
In managing the Fund, the adviser selects stocks for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The adviser chooses the most attractive stocks in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The adviser may adjust currency exposure to manage risks and enhance returns.

The adviser's investment process focuses on allocating assets by selecting stocks and managing currency exposure. The Fund largely avoids using sector or market-timing strategies.

Through its extensive global equity research and analytical systems, the adviser seeks to generate an information advantage. Using fundamental analysis as well as macro-economic models, the adviser develops proprietary research on countries, companies and currencies.

In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.

The adviser buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including:

- catalysts that could trigger a change in a stock's price;

- potential reward compared to potential risk; and

- temporary mispricing caused by market overreactions

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in international stock markets. Fund performance will also depend on the effectiveness of the Manager's research, as well as its stock picking and currency management decisions.

In general, international investing involves higher risks than investing in U.S. markets, but offers attractive opportunities for diversification.

Foreign markets tend to be more volatile than those of the U.S., and changes in currency exchange rates could reduce the Fund's performance. These risks are higher in emerging markets. To the extent that the Fund hedges its currency exposure into the U.S. dollar, it may reduce the effects of currency fluctuations. The Fund may also hedge from one foreign currency to another. However, the Fund does not typically use this strategy for its emerging markets currency exposure.

The Fund's tax aware strategies may reduce your capital gains but will not eliminate them. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

[SIDENOTE]
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


[SIDENOTE]
WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD A NON-U.S. INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA.
- ARE UNCOMFORTABLE WITH THE RISKS OF INTERNATIONAL INVESTING
- ARE LOOKING FOR A LESS AGGRESSIVE STOCK INVESTMENT

THE FUND'S PAST PERFORMANCE
The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES
The sales charges and estimated expenses of Classes A, B and C Shares before and after reimbursement are shown below. Class A, B and C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):

                           MAXIMUM SALES CHARGE         MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY          CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE    LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*              PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------------
 CLASS A SHARES            5.75%                        NONE

 CLASS B SHARES            NONE                         5.00%

 CLASS C SHARES            NONE                         1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL FUND OPERATING EXPENSES(1) (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

                                              SHARE-
                              DISTRIBUTION    HOLDER                   TOTAL        FEE WAIVER
                 MANAGEMENT   (RULE 12b-1)    SERVICE   OTHER          OPERATING    AND EXPENSE          NET
                 FEES         FEES            FEES      EXPENSES(2)    EXPENSES     REIMBURSEMENT(3)     EXPENSES(3)
----------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES    0.85           0.25          0.25       1.65          3.00          (1.20)               1.80

 CLASS B SHARES    0.85           0.75          0.25       1.65          3.50          (1.20)               2.30

 CLASS C SHARES    0.85           0.75          0.25       1.65          3.50          (1.20)               2.30

(1) THE FUND IS NEWLY ORGANIZED AND, THEREFORE, THIS TABLE SHOWS THE FUND'S ESTIMATED EXPENSES EXPRESSED FOR THE FUND'S CURRENT FISCAL YEAR AS A PERCENTAGE OF THE FUND'S ESTIMATED AVERAGE NET ASSETS.

(2) OTHER EXPENSES ARE ESTIMATED FOR THE CURRENT FISCAL YEAR.

(3) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH THE CHASE MANHATTAN BANK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES
    (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND EXPENSES
    RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.80%, 2.30% AND 2.30% OF AVERAGE DAILY NET ASSETS FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY THROUGH 9/7/02.

EXPENSE EXAMPLE The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment,

- 5% return each year,

- all dividends reinvested

- net expenses for one year and total operating expenses thereafter, and

- all shares sold at the end of each time period

The example is for comparison only; the actual return of Class A, Class B and Class C shares and your actual costs may be higher or lower.

IF YOU SELL YOUR SHARES YOUR COSTS WOULD BE ($):

                                                       1 YEAR      3 YEARS
-----------------------------------------------------------------------------
 CLASS A SHARES*                                       747         1,343

 CLASS B SHARES**                                      733         1,263

 CLASS C SHARES**                                      333         963

IF YOU DON'T SELL YOUR SHARES YOUR COSTS WOULD BE ($):

                                                       1 YEAR      3 YEARS
-----------------------------------------------------------------------------
 CLASS B SHARES                                        233         963

 CLASS C SHARES                                        233         963


*  ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD.

TAX AWARE ENHANCED INCOME FUND


RISK/RETURN SUMMARY
FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND THEIR MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 33-36.

THE FUND'S OBJECTIVE
THE FUND'S GOAL IS TO PROVIDE HIGH CURRENT AFTER TAX CURRENT INCOME CONSISTENT WITH PRINCIPAL PRESERVATION.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests in municipal securities that J.P. Morgan Investment Management Inc. (JPMIM), the adviser, believes have the potential to provide high current income that is free from federal income tax. The Fund also may invest in taxable fixed income securities, including U.S. government and agency securities, domestic and foreign corporate bonds, asset-backed and mortgage-related securities, and money market instruments, that the adviser believes have the potential to provide high current after tax income. These securities may be of any maturity, but under normal market conditions the Fund's duration will range between three and eighteen months.

The Fund is designed to provide a high level of after tax current income, price stability and liquidity. The Fund's strategy may therefore include purchasing both municipal obligations that are exempt from federal income tax as well as taxable securities, depending on which opportunity the adviser determines will generate the highest after tax income (although the Fund intends to invest at least 50% of its assets in tax exempt securities). It seeks to capitalize on fundamental and technical opportunities in the fixed income markets to enhance return.

Up to 25% of the Fund's assets may be invested in foreign securities. All of the securities purchased by the Fund must be rated investment grade by a nationally recognized statistical rating organization, or be the unrated equivalent, at the time of purchase including at least 75% in securities rated A or better.

INVESTMENT PROCESS
The adviser seeks to generate an information advantage through the depth of its global fixed-income research and the sophistication of its analytical systems. Using a team-oriented approach, the adviser seeks to gain insights in a broad range of distinct areas and takes positions in many different areas, helping the Fund to limit exposure to concentrated sources of risk.

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

DURATION MANAGEMENT. The sector allocation team meets regularly, analyzing the fundamentals of a broad range of sectors in which the Fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

SECURITY SELECTION. Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's goal and strategy.

DURATION MANAGEMENT. Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The Fund's target duration typically remains relatively short, between three and eighteen months. The strategists closely monitor the Fund and make tactical adjustments as necessary.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval).

THE FUND MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in interest rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process.

Although any rise in interest rates is likely to cause a fall in the price of fixed income securities, the Fund's comparatively short duration is designed to help keep its share price within a relatively narrow range. Because it seeks to minimize risk, the Fund will generally offer less income and, during periods of declining interest rates, may offer lower total returns than


[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.

[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.

funds with longer durations. Because of the sensitivity of the Fund's mortgage related securities to changes in interest rates, the performance and duration of the Fund may be more volatile than if it did not hold these securities. The Fund may use interest rate swaps, futures contracts and options to help manage duration. The Fund's tax aware strategies may reduce your taxable income but will not eliminate it. Maximizing after tax income may require trade-offs that reduce pre-tax income. To the extent the Fund invests in foreign securities, it could lose money because of foreign government actions, political instability, currency fluctuations or lack of adequate and accurate information.


[SIDENOTE]
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR QUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


[SIDENOTE]
WHO MAY WANT TO INVEST

THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE IN A HIGH TAX BRACKET AND WANT TO ADD A TAX SENSITIVE INCOME INVESTMENT TO FURTHER DIVERSIFY A PORTFOLIO
- WANT AN INVESTMENT WHOSE RISK/RETURN POTENTIAL IS HIGHER THAN THAT OF MONEY MARKET FUNDS BUT GENERALLY LESS THAN THAT OF LONGER DURATION BOND FUNDS
- WANT TO EMPHASIZE AFTER TAX RETURN
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- ARE INVESTING FOR AGGRESSIVE LONG-TERM GROWTH
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA
- ARE IN A LOW TAX BRACKET

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance with the respect to the Fund's Institutional Class Shares. As of the date of this prospectus, Class A, B, and C Shares will be introduced. The bar chart shows the performance of the Fund's shares for the last calendar year. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and the life of the Fund. It compares that performance to the Merrill Lynch 3-Month U.S. Treasury Index, an unmanaged index that tracts the performance of the 3-month U.S. Treasury market.

The performance for the periods before Class A, B, and C Shares were launched is based on the performance of the Institutional Class Shares of the Fund. During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Institutional Shares.

Past performance does not necessarily predict how any class of the Fund will perform in the future.

THE FUND'S YEAR TO DATE TOTAL RETURN AS OF 6/30/01 WAS 2.61%.

YEAR-BY-YEAR TOTAL RETURN (1,2)

[CHART]

2000       5.17%

------------------------------------
 BEST QUARTER                1.73%
------------------------------------
                 4th quarter, 2000
------------------------------------
 WORST QUARTER               1.07%
------------------------------------
                 2nd quarter, 2000


AVERAGE ANNUAL TOTAL RETURN (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                     PAST 1 YEAR   LIFE OF FUND
---------------------------------------------------------------------------------
 CLASS A (AFTER EXPENSES)                                3.61          3.47

 CLASS B (AFTER EXPENSES)                                0.17          2.06

 CLASS C (AFTER EXPENSES)                                4.17          4.40

 MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX
 (NO EXPENSES)                                           6.18          5.74

(1) THE FUND COMMENCED OPERATIONS ON 4/16/99 AND RETURNS REFLECT PERFORMANCE OF THE FUND FROM 4/30/99. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT A FRONT END SALES LOAD, WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. THE PERFORMANCE IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR THE CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.
(2) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES
The sales charges and estimated expenses of Classes A, B and C Shares before and after reimbursement are shown below. Class A, B and C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                           MAXIMUM SALES CHARGE           MAXIMUM DEFERRED SALES
                           (LOAD) WHEN YOU BUY            CHARGE (LOAD) SHOWN AS
                           SHARES, SHOWN AS % OF THE      LOWER OF ORIGINAL PURCHASE
                           OFFERING PRICE*                PRICE OR REDEMPTION PROCEEDS
----------------------------------------------------------------------------------------
 CLASS A SHARES            1.50%                          NONE
----------------------------------------------------------------------------------------

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES(3) (%) (EXPENSES THAT ARE
DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

                                                 SHARE-
                                 DISTRIBUTION    HOLDER                TOTAL         FEE WAIVER
                   MANAGEMENT    (RULE 12b-1)    SERVICE    OTHER      OPERATING     AND EXPENSE          NET
                   FEES          FEES            FEES       EXPENSES   EXPENSES      REIMBURSEMENT(4)     EXPENSES(4)
-----------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES       0.25           0.25          0.25       0.42       1.17            (0.42)              0.75

 CLASS B SHARES       0.25           0.75          0.25       0.42       1.67            (0.42)              1.25

 CLASS C SHARES       0.25           0.75          0.25       0.42       1.67            (0.42)              1.25

(3) THE CLASSES ARE NEWLY ORGANIZED AND, THEREFORE, THIS TABLE SHOWS THE FUND'S ESTIMATED EXPENSES RESTATED TO REFLECT CURRENT FEES EXPRESSED FOR THE FUND'S CURRENT FISCAL YEAR AS A PERCENTAGE OF THE FUND'S ESTIMATED AVERAGE NET ASSETS.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND
    EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 0.75%, 1.25% AND 1.25% OF AVERAGE DAILY NET ASSETS FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, THROUGH 9/7/02.

EXPENSE EXAMPLE The example below is intended to help you compare the cost of investing in Classes A, B and C Shares with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- all dividends reinvested

- net expenses for one year, and total operating expenses thereafter, and

- all shares sold at the end of each time period


The example is for comparison only; the actual return of Class A, Class B and Class C Shares and your actual costs may be higher or lower.


                                1 YEAR     3 YEARS     5YEARS      10 YEARS
------------------------------------------------------------------------------
 CLASS A SHARES*                $225       $475        $744        $1,512

 CLASS B SHARES**               $127       $486        $868        $1,808***

 CLASS C SHARES**               $127        486         868         1,941


*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

TAX AWARE SMALL COMPANY OPPORTUNITIES FUND


RISK/RETURN SUMMARY
For a more detailed discussion of the Fund's investments and their main risks,
as well as Fund strategies, please see pages      .

THE FUND'S OBJECTIVE
The Fund's goal is to seek to provide high after tax total return from a portfolio of small company growth stocks.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in common stocks of small U.S. companies whose market capitalization is greater than $125 million and less than $2.0 billion when purchased. While the Fund holds stocks in many industries to reduce the impact of poor performance in any one sector, it tends to emphasize industries with higher growth potential and does not track the sector weightings of the overall small company stock market.

In searching for companies, the Fund's adviser, JPMIM, combines the investment process described below with a growth-oriented approach that focuses on each company's business strategies and its competitive environment. The Fund seeks to buy stocks when they are undervalued or fairly valued and are poised for long-term growth. Stocks become candidates for sale when they appear overvalued or when the company is no longer a small-cap company, but the Fund may also continue to hold them if it believes further substantial growth is possible or to shield the Fund from tax liabilities.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process:

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

JPMorgan's in-house research is developed by an extensive worldwide network.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buys and sells stocks using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance also will depend on the effectiveness of the research and the management team's stock picking decisions.

Small-cap stocks have historically offered higher long-term growth than medium- or large-cap stocks, and have also involved higher risks. The Fund's small-cap emphasis means it is likely to be more sensitive to economic news and is likely to fall further in value during broad market downturns. Because the Fund seeks to outperform the Russell 2000 Growth Index while not tracking its industry weightings, investors should expect higher volatility compared to this index or more conservatively managed small-cap funds.

The Fund's tax aware strategies may reduce your capital gains, but will not eliminate them. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERSTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOAL.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


[SIDENOTE]
FREQUENCY OF TRADING HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY FROM YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


[SIDENOTE]
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


[SIDENOTE]
WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS OVER THE LONG TERM
- ARE INDIVIDUALS WHO COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA.

THE FUND'S PAST PERFORMANCE
The Fund is recently organized and therefore has no performance history. Once the Fund has performance for at least one calendar year, a bar chart and performance table will be included in the prospectus. Although past performance of a fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund.

ESTIMATED INVESTOR EXPENSES
The sales charges and estimated expenses of Class A, Class B and Class C before and after reimbursement are shown below. Class A, Class B and Class C generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              MAXIMUM DEFERRED SALES
                           MAXIMUM SALES CHARGE (LOAD)        CHARGE (LOAD) SHOWN AS
                           WHEN YOU BUY SHARES, SHOWN         LOWER OF ORIGINAL PURCHASE
                           AS % OF THE OFFERING PRICE*        PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------------------
 CLASS A SHARES            5.75%                              NONE

 CLASS B SHARES            NONE                               5.00%

 CLASS C SHARES            NONE                               1.00%

* THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY SALES CHARGE.


ESTIMATED ANNUAL FUND OPERATING EXPENSES(1) (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A, CLASS B AND CLASS C ASSETS)

                                               SHARE-
                               DISTRIBUTION    HOLDER               TOTAL        FEE WAIVER
                  MANAGEMENT   (RULE 12b-1)    SERVICE   OTHER      OPERATING    AND EXPENSE         NET
                  FEES         FEES            FEES      EXPENSES   EXPENSES     REIMBURSEMENT(2)    EXPENSES(2)
------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES      0.85          0.25          0.25      0.41       1.76           (0.11)             1.65

 CLASS B SHARES      0.85          0.75          0.25      0.41       2.26           (0.11)             2.15

 CLASS C SHARES      0.85          0.75          0.25      0.41       2.26           (0.11)             2.15

(1) THE FUND IS NEWLY ORGANIZED AND, THEREFORE, THIS TABLE SHOWS THE FUND'S ESTIMATED EXPENSES RESTATED TO REFLECT CURRENT FEES EXPRESSED FOR THE FUND'S CURRENT FISCAL YEAR AS A PERCENTAGE OF THE FUND'S ESTIMATED AVERAGE NET ASSETS.

(2) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT OPERATING
    EXPENSES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND
    EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.65%, 2.15% AND 2.15% OF AVERAGE DAILY NET ASSETS FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, THROUGH 9/7/04.

EXPENSE EXAMPLE This example helps you compare the cost of investing in Class A, B and C shares with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- 5% return each year

- all dividends reinvested

- net expenses for three years, and total operating expenses thereafter

This example is for comparison only; the actual return of Class A, B and C shares and your actual cost may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE ($):

                                                       1 YEAR      3 YEARS
------------------------------------------------------------------------------
 CLASS A SHARES*                                       733         1,065

 CLASS B SHARES**                                      718           973

 CLASS C SHARES**                                      318           673

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE ($):

                                                       1 YEAR      3 YEARS
------------------------------------------------------------------------------
 CLASS B SHARES                                        218         673

 CLASS C SHARES                                        218         673

*  ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE
   SOLD.

TAX AWARE U.S. EQUITY FUND


RISK/RETURN SUMMARY
FOR A MORE DETAILED DISCUSSION OF THE FUND'S INVESTMENTS AND THEIR MAIN RISKS, AS WELL AS FUND STRATEGIES, PLEASE SEE PAGES 33-36.

THE FUND'S OBJECTIVE
THE FUND'S GOAL IS TO PROVIDE HIGH AFTER TAX TOTAL RETURN FROM A PORTFOLIO OF SELECTED EQUITY SECURITIES.

THE FUND'S MAIN INVESTMENT STRATEGY
The Fund invests primarily in large- and medium-capitalization U.S. companies. Industry by industry, the Fund's weightings are similar to those of the Standard & Poor's 500 Stock Index (S&P 500). The Fund can moderately underweight or overweight industries when it believes it will benefit performance.

Within each industry, the Fund focuses on those stocks that are ranked as most undervalued according to the investment process described below. The Fund generally considers selling stocks that appear overvalued.

INVESTMENT PROCESS
In managing the Fund, the adviser employs a three-step process that combines fundamental research for identifying portfolio securities, valuations that quantify the research team's findings and stock selection.

RESEARCH. The adviser takes an in-depth look at company prospects over a relatively long period -- often as much as five years -- rather than focusing on near-term expectations. This approach is designed to provide insight into a company's real growth potential.

VALUATION. The research findings allow the adviser to rank the companies in each industry group according to their relative value. The greater a company's estimated worth compared to the current market price of its stock, the more undervalued the company. The valuation rankings are produced with the help of a variety of models that quantify the research team's findings.

STOCK SELECTION. The Fund buy and sell stocks using the research and valuation rankings as a basis. In general, the management team buys stocks that are identified as undervalued and considers selling them when they appear overvalued. Along with attractive valuation, the Fund's managers often consider a number of other criteria:

- catalysts that could trigger a rise in a stock's price

- high potential reward compared to potential risk

- temporary mispricings caused by market overreactions.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

THE FUND'S MAIN INVESTMENT RISKS
All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in the Fund.

The Fund may not achieve its objective if the adviser's expectations regarding particular securities or markets are not met.

The value of your investment in the Fund will fluctuate in response to movements in the stock market. Fund performance will also depend on the effectiveness of the research and the management team's stock picking decisions.

By emphasizing undervalued stocks, the Fund seeks to produce returns that exceed those of the S&P 500. At the same time, by controlling the industry weightings of the Fund so that they differ only moderately from the industry weightings of the S&P 500, the Fund seeks to limit its volatility to that of the overall market, as represented by this index. The Fund's tax aware strategies may reduce your capital gains but will not eliminate them. Maximizing after-tax returns may require trade-offs that reduce pre-tax returns.

[SIDENOTE]
BEFORE YOU INVEST

INVESTORS CONSIDERING THE FUND SHOULD UNDERTAND THAT:
- THERE IS NO ASSURANCE THAT THE FUND WILL MEET ITS INVESTMENT GOALS.
- THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM.


[SIDENOTE]
FREQUENCY OF TRADING
HOW FREQUENTLY THE FUND BUYS AND SELLS SECURITIES WILL VARY YEAR TO YEAR, DEPENDING ON MARKET CONDITIONS.


[SIDENOTE]
AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


[SIDENOTE]
WHO MAY WANT TO INVEST
THE FUND IS DESIGNED FOR INVESTORS WHO:
- ARE PURSUING A LONG-TERM GOAL SUCH AS RETIREMENT
- WANT TO ADD AN INVESTMENT WITH GROWTH POTENTIAL TO FURTHER DIVERSIFY A
  PORTFOLIO
- WANT A FUND THAT SEEKS TO OUTPERFORM THE MARKETS IN WHICH IT INVESTS
  OVER THE LONG TERM
- ARE INDIVIDUALS THAT COULD BENEFIT FROM A STRATEGY THAT PURSUES RETURNS FROM AN AFTER-TAX PERSPECTIVE
THE FUND IS NOT DESIGNED FOR INVESTORS WHO:
- WANT A FUND THAT PURSUES MARKET TRENDS OR FOCUSES ONLY ON PARTICULAR INDUSTRIES OR SECTORS
- REQUIRE REGULAR INCOME OR STABILITY OF PRINCIPAL
- ARE PURSUING A SHORT-TERM GOAL OR INVESTING EMERGENCY RESERVES
- ARE INVESTING THROUGH A TAX-DEFERRED ACCOUNT SUCH AS AN IRA.

THE FUND'S PAST PERFORMANCE
This section shows the Fund's performance record with respect to the Fund's Select Shares. As of the date of this prospectus, Class A, B, and C Shares will be introduced. The bar chart shows how the performance of the Fund's shares has varied from year to year for the past four calendar years. This provides some indication of the risks of investing in the Fund. The table shows the average annual total returns for the past one year and for the life of the Fund. It compares that performance to the S&P 500 Index, a widely recognized market benchmark.

The performance for the periods before Class A, B and C Shares were launched is based on the performance of the Select Class Shares of the Fund. During these periods, the actual returns of Class A, B and C Shares would have been lower than shown because Class A, B and C Shares have higher expenses than Select Shares.

Past performance does not predict how any class of the Fund will perform in the future.

THE FUND'S YEAR-TO-DATE TOTAL RETURN AS OF 6/30/01 WAS -7.74%.

YEAR-BY-YEAR TOTAL RETURNS(1,2)

[CHART]

1997       30.32%
1998       31.18%
1999       18.31%
2000       -5.15%

------------------------------------
BEST QUARTER                21.64%
------------------------------------
                 4th quarter, 1998
------------------------------------
 WORST QUARTER              -8.86%
------------------------------------
                 3rd quarter, 1998


AVERAGE ANNUAL TOTAL RETURNS (%)
Shows performance over time, for periods ended December 31, 2000(1)

                                                      PAST 1 YR.   LIFE OF FUND(1)
-----------------------------------------------------------------------------------
 CLASS A (AFTER EXPENSES)                              -10.62%       15.95%

 CLASS B (AFTER EXPENSES)                               -9.87%       17.23%

 CLASS C (AFTER EXPENSES)                               -6.10%       17.69%

 S&P 500 INDEX (NO EXPENSES)                            -9.11        17.20

(1) THE FUND COMMENCED OPERATIONS ON 12/18/96, AND RETURNS REFLECT PERFORMANCE OF THE FUND FROM 12/31/96. THE PERFORMANCE FIGURES IN THE BAR CHART DO NOT REFLECT A FRONT END SALES LOAD, WHICH IS ASSESSED ON CLASS A SHARES. IF THE LOAD WERE REFLECTED, THE PERFORMANCE FIGURES WOULD HAVE BEEN LOWER. THE PERFORMANCE IN THE TABLE FOR THE CLASS A SHARES REFLECTS THE DEDUCTION OF THE MAXIMUM FRONT END SALES LOAD AND THE PERFORMANCE FOR CLASS B AND CLASS C SHARES REFLECTS THE DEDUCTION OF THE APPLICABLE CONTINGENT DEFERRED SALES LOAD.

(2) THE FUND'S FISCAL YEAR END IS 10/31.

ESTIMATED INVESTOR EXPENSES
The sales charges and estimated expenses of Classes A, B and C Shares before and after reimbursement are shown below. Class A, B and C Shares generally have no exchange fees, although some institutions may charge you a fee for shares you buy through them.


SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                              MAXIMUM DEFERRED SALES
                           MAXIMUM SALES CHARGE (LOAD)        CHARGE (LOAD) SHOWN AS
                           WHEN YOU BUY SHARES, SHOWN         LOWER OF ORIGINAL PURCHASE
                           AS % OF THE OFFERING PRICE*        PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------------------
 CLASS A SHARES            5.75%                              NONE

 CLASS B SHARES            NONE                               5.00%

 CLASS C SHARES            NONE                               1.00%

*THE OFFERING PRICE IS THE NET ASSET VALUE OF THE SHARES PURCHASED PLUS ANY
 SALES CHARGE.


ESTIMATED ANNUAL OPERATING EXPENSES(3) (%) (EXPENSES THAT ARE DEDUCTED FROM CLASS A CLASS B AND CLASS C ASSETS)

                                               SHARE-
                                DISTRIBUTION   HOLDER                  TOTAL         FEE WAIVER
                   MANAGEMENT   (RULE 12b-1)   SERVICE     OTHER       OPERATING     AND EXPENSE         NET
                   FEES         FEES           FEES        EXPENSES    EXPENSES      REIMBURSEMENT(4)    EXPENSES(4)
----------------------------------------------------------------------------------------------------------------------
 CLASS A SHARES       0.45          0.25         0.25        0.40         1.35           (0.25)            1.10

 CLASS B SHARES       0.45          0.75         0.25        0.40         1.85           (0.25)            1.60

 CLASS C SHARES       0.45          0.75         0.25        0.40         1.85           (0.25)            1.60

(3) THE CLASSES ARE NEWLY ORGANIZED AND, THEREFORE, THIS TABLE SHOWS THE FUND'S ESTIMATED EXPENSES RESTATED TO REFLECT CURRENT FEES EXPRESSED FOR THE FUND'S CURRENT FISCAL YEAR AS A PERCENTAGE OF THE FUND'S ESTIMATED AVERAGE NET ASSETS.

(4) REFLECTS A WRITTEN AGREEMENT PURSUANT TO WHICH MORGAN GUARANTY TRUST COMPANY OF NEW YORK AGREES TO REIMBURSE THE FUND TO THE EXTENT TOTAL OPERATING EXPENSES (WHICH EXCLUDE INTEREST, TAXES, EXTRAORDINARY EXPENSES AND
    EXPENSES RELATED TO THE DEFERRED COMPENSATION PLAN) EXCEED 1.10%, 1.60% AND 1.60% OF AVERAGE DAILY NET ASSETS FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY, THROUGH 9/7/04.

EXPENSE EXAMPLE This example helps you compare the cost of investing in Class A, Class B and Class C with the cost of investing in other mutual funds. The example assumes:

- $10,000 initial investment

- 5% return each year

- all dividends reinvested

- net expenses for three years, and total operating expenses thereafter, and

- all shares sold at the end of each time period.

This example is for comparison only; the Fund's actual return of Class A, Class B and Class C and your actual cost may be higher or lower.


IF YOU SELL YOUR SHARES YOUR COST WOULD BE ($):

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS A SHARES*                681        905         1,201       2,040

 CLASS B SHARES**               663        805         1,127       1,973***

 CLASS C SHARES**               263        505         927         2,104

IF YOU DON'T SELL YOUR SHARES YOUR COST WOULD BE ($):

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------------------------
 CLASS B SHARES                 163        505         927         1,973***

 CLASS C SHARES                 163        505         927         2,104


*   ASSUMES SALES CHARGE IS DEDUCTED WHEN SHARES ARE PURCHASED
** ASSUMES APPLICABLE DEFERRED SALES CHARGE IS DEDUCTED WHEN SHARES ARE SOLD. *** REFLECTS CONVERSION OF CLASS B SHARES TO CLASS A SHARES AFTER THEY HAVE BEEN
    OWNED FOR EIGHT YEARS.

TAX AWARE INVESTING


TAX AWARE INVESTING
Most mutual funds focus on pre-tax returns and largely ignore shareholder tax considerations. By contrast, the Funds attempts to achieve high after-tax returns for shareholders by balancing investment considerations and tax considerations. The Funds seek to achieve returns primarily in the form of price appreciation (which is not subject to current tax until a Fund sells the appreciated security). The Funds seek to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income). Among the techniques and strategies used in the tax-efficient management of the Funds are the following:

- investing primarily in lower-yielding growth stocks;

- employing a long-term approach to investing;

- attempting to minimize net realized short-term gains;

- when appropriate, selling stocks trading below their tax cost to realize losses;

- in selling appreciated stocks, selecting the most tax-favored share lots; and

- selectively using tax-advantaged hedging techniques as an alternative to taxable sales.

The Funds generally intend to pay redemption proceeds in cash; however, each Fund reserves the right at its sole discretion to pay redemptions over $250,000 in-kind.

An in-kind redemption payment can shield a Fund -- and other shareholders -- from tax liabilities that might otherwise be incurred if a Fund had to sell portfolio securities in order to satisfy redemptions.

Investors can expect the Funds generally to distribute a smaller percentage of returns each year than most other equity mutual funds. There can be no assurance, however, that taxable distributions can always be avoided.

THE FUNDS' MANAGEMENT AND ADMINISTRATION



Fleming Tax Aware International Opportunities Fund is a series of Mutual Fund Group, a Massachusetts business trust. Tax Aware Small Company Opportunities Fund, Tax Aware Enhanced Income Fund and Tax Aware U.S. Equity Fund are series of J.P. Morgan Series Trust, a Massachusetts business trust. The Trusts are governed by the same trustees. The trustees are responsible for overseeing all business activities.

THE FUNDS' INVESTMENT ADVISER
JPMIM is the investment adviser for each of the Funds and makes the day-to-day investment decisions for them. The Adviser is located at 522 Fifth Avenue, New York, NY 10036. JPMIM is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company.

The Funds, subject to the expense reimbursements described earlier in this prospectus, pay the adviser the following fees for investment advisory services, shown as a percentage of average daily net assets:

                               FISCAL
 FUND                          YEAR END         %
----------------------------------------------------
 FLEMING TAX AWARE             10/31       0.85%
 INTERNATIONAL
 OPPORTUNITIES FUND

 TAX AWARE ENHANCED            10/31       0.25%
 INCOME FUND

 TAX AWARE                     10/31       0.85%
 SMALL COMPANY
 OPPORTUNITIES FUND

 TAX AWARE                     10/31       0.45%
 U.S. EQUITY FUND

PORTFOLIO MANAGERS

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
The portfolio management team is led by Andrew Cormie, managing director, who has been an international equity portfolio manager since 1977 and employed by the Manager since 1984; Nigel F. Emmett, vice president, who has been on the International Equity team since joining JPMorgan in August of 1997; and by Jenny
C. Sicat, vice president, who joined the International Equity team in August of 2000 and has been at JPMorgan since 1995. Previously, Mr. Emmett was an assistant manager at Brown Brothers Harriman and Co. and a portfolio manager at Gartmore Investment Management. Prior to joining the team, Ms. Sicat was a portfolio manager in Emerging Markets focusing on currencies and derivatives.

TAX AWARE ENHANCED INCOME FUND
The portfolio management team is led by Benjamin Thompson, vice president, who joined the team in June of 1999 and Abigail J. Feder, vice president, who joined J.P. Morgan in April of 2000 from Morgan Stanley Dean Witter Investment Management where she managed short term fixed income portfolios. Prior to joining J.P. Morgan, Mr. Thompson was a senior fixed income portfolio manager at Goldman Sachs.

TAX AWARE SMALL COMPANY OPPORTUNITIES FUND
The portfolio management team is led by Marian U. Pardo, managing director, Saira Durcanin, vice president and CFA, and Carolyn Jones, vice president. Ms. Pardo has been at JPMorgan since 1968, except for five months in 1998 when she was president of a small investment management firm. Prior to managing the Fund, Ms. Pardo managed small and large cap equity portfolios, equity and convertible funds, and several institutional portfolios. Ms. Durcanin has been with JPMorgan since July 1995 as a small company equity analyst and portfolio manager. Ms. Jones has been with JPMorgan since July 1998. Prior to managing this Fund, Ms. Jones served as a portfolio manager in JPMorgan's private banking group and as a product specialist at Merrill Lynch Asset Management.

TAX AWARE U.S. EQUITY FUND
The portfolio management team is led by Terry E. Banet, vice president, and Louise Sclafani, vice president. Ms. Banet has been on the team since the Fund's inception in December 1996, and has been at JPMorgan since 1985. Prior to managing this Fund, Ms. Banet managed tax aware accounts and helped develop Morgan's tax aware equity process. Ms. Sclafani has been at JPMorgan since 1994.

THE FUNDS' ADMINISTRATOR
Either The Chase Manhattan Bank or Morgan Guaranty Trust Company of
New York (each an "Administrator") provides administrative services and oversees each Fund's other service providers. The Administrator receives a PRO RATA portion of the following annual fee on behalf of each Fund for administrative services: 0.15% of the first $25 billion of average net assets of all non-money market funds in the JPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.25% of the average daily net assets of the Class, A B, or C shares held by investors by the shareholder servicing agent.

The adviser and/or distributor may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

THE FUNDS' DISTRIBUTOR

J.P. Morgan Funds Distributors Inc. (JPMFD) is the distributor for the Funds. JPMFD is a subsidiary of BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

HOW YOUR ACCOUNT WORKS


ABOUT SALES CHARGES
You must pay a sales charge to buy Class A, B or C shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

You may purchase Class A, Class B or Class C shares in each Fund described in the prospectus.

Different charges are associated with each class of shares:

- If you choose to invest in Class A shares, you must pay a sales charge when you invest.

- If you choose to invest in Class B shares, you may pay a deferred sales charge. You are not required to pay a sales charge when you invest, but may be required to pay a charge when you sell your shares, depending on the length of your investment in the particular shares.

- If you choose to invest in Class C shares, you will be required to pay a sales charge if you hold the shares for less than one year.

There are a number of plans and special discounts which can decrease or eliminate these charges.

This section explains how the three sales charges work.

CLASS A SHARES
The initial sales charge is deducted directly from the money you invest. As the table shows, the sales charge decreases as your investment increases. The public offering price of Class A shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Funds receive the net asset value.

The following chart shows the sales charge for all the Funds except Tax Aware Enhanced Income Fund:

 TOTAL SALES CHARGE

                                  AS % OF        AS %
                                  OFFERING       OF NET
 AMOUNT OF                        PRICE          AMOUNT
 INVESTMENT                       PER SHARE      INVESTED
-----------------------------------------------------------
 LESS THAN $100,000               5.75%          6.10%

 $100,000 BUT UNDER $250,000      3.75%          3.90%

 $250,000 BUT UNDER $500,000      2.50%          2.56%

 $500,000 BUT UNDER $1 MILLION    2.00%          2.04%

The following chart shows the sales charge for the Tax Aware Enhanced Income
Fund

                                AS % OF       AS %
                                OFFERING      OF NET
 AMOUNT OF                      PRICE         AMOUNT
 INVESTMENT                     PER SHARE     INVESTED
------------------------------------------------------
 LESS THAN $100,000             1.50%         1.52%

 $100,000 BUT UNDER $250,000    1.00%        1.00%

 $250,000 BUT UNDER $500,000    0.50%        0.50%

 $500,000 BUT UNDER $1,000,000  0.25%        0.25%

There is no sales charge for investments of $1 million or more.

CLASS B SHARES

The deferred sales charge is deducted directly from your assets when you sell your shares. It is calculated as a percentage of the lower of the original purchase price or the current value of the shares. As the table shows, the deferred sales charge decreases the longer you hold the shares and disappears altogether after six years. Class B shares automatically convert into Class A shares at the beginning of the ninth year after you bought them.

 YEAR      DEFERRED SALES CHARGE
------------------------------------------------
 1         5%

 2         4%

 3         3%

 4         3%

 5         2%

 6         1%

 7         NONE

 8         NONE

We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first. Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

CLASS C SHARES
The deferred sales charge is deducted directly from your assets when you sell your shares. It is equal to the lower of 1% of the original purchase price or the current value of the shares. The deferred sales charge on Class C shares disappears altogether after one year. We calculate the deferred sales charge from the month you buy your shares. We always sell the shares with the lowest deferred sales charge first.

Like Class B shares, Class C shares have higher combined distribution and service fees. Unlike Class B shares, Class C shares are never converted to Class A shares. That means you keep paying the higher service and distribution fees as long as you hold them. Over the long term, this can add up to higher total fees than either Class A or Class B shares.

GENERAL
Each Fund has adopted Rule 12b-1 distribution plans under which it pays annual distribution fees of up to 0.25% of the average daily net assets attributed to Class A shares and up to 0.75% of the average daily net assets attributed to Class B shares and Class C shares.

This payment covers such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

WHICH CLASS OF SHARES IS BEST?
Your decision about which class of shares to buy depends on a number of factors, including the number of shares you're buying and how long you intend to hold your shares. If you have no plans to sell your shares for at least six years and you would prefer not to pay an up-front sales charge, you may consider buying Class B shares.

Class A shares may be a good choice if you qualify to have the sales charge reduced or eliminated. In almost all cases, if you plan to buy $250,000 of shares or more, Class A is the most economical choice.

Class C shares may be best if you prefer not to pay an initial sales charge and you are unsure how long you intend to hold your investment.

You should also consider the distribution and service fees, which are lower for Class A shares. These fees appear in the table called Annual Fund Operating Expenses (expenses that are deducted from Fund assets) for each Fund.

Your investment representative may be able to advise you about the best class of shares for you

BUYING FUND SHARES
You can buy shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to buy and he or she will contact us. Your representative may charge you a fee and may offer additional services, such as special purchase and redemption programs. Some representatives charge a single fee that covers all services. Your representative may impose different minimum investments and earlier deadlines to buy and sell shares.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782
Or
Complete the application form and mail it along with a check for the amount you want to invest to:

JPMorgan Funds Service Center,
210 West 10th Street, 8th Floor
Kansas City, MO 64105

THROUGH A SYSTEMATIC INVESTMENT PLAN
You can make regular automatic purchases of at least $100. There's more on the Systematic Investment Plan later in this document.

Whether you choose Class A, B or C shares, the price of the shares is based on the net asset value per share (NAV). NAV is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. You'll pay the public offering price, which is based on the next NAV calculated after the JPMorgan Funds Service Center accepts your instructions. Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable. The JPMorgan Funds Service Center will not accept your order until it is in proper form. An order is in proper form only after payment is converted into federal funds.

The JPMorgan Funds Service Center accepts purchase orders on any business day that the New York Stock Exchange is open. Normally, if the JPMorgan Funds Service Center receives your order in proper form by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price.

 TO OPEN AN ACCOUNT, BUY OR SELL SHARES OR GET FUND INFORMATION, CALL:
---------------------------------------------------------------------------
 THE JPMORGAN FUNDS SERVICE CENTER
---------------------------------------------------------------------------
 1-800-348-4782
---------------------------------------------------------------------------

 TYPE OF               INITIAL           ADDITIONAL
 ACCOUNT               INVESTMENT        INVESTMENTS
-------------------------------------------------------
 REGULAR ACCOUNT       $2,500            $100

 SYSTEMATIC
 INVESTMENT PLAN       $1,000            $100

 IRAS                  $1,000            $100

 SEP-IRAS              $1,000            $100

 EDUCATION IRAS        $500              $100

You must provide a Social Security Number or Taxpayer Identification Number when you open an account. Each Fund has the right to refuse any purchase order or to stop offering shares for sale at any time.

Make your check out to JPMorgan Funds in U.S. dollars. We do not accept credit cards, cash, or checks from a third party. You cannot sell your shares until your check has cleared, which could take more than 15 calendar days. If you buy through an Automated Clearing House, you can not sell your shares until the payment clears. That could take more than seven business days.

Your purchase will be canceled if your check doesn't clear and you will be responsible for any expenses and losses to the Funds. Orders by wire will be cancelled if the JPMorgan Funds Service Center doesn't receive payment by 4:00 p.m. Eastern time on the day you buy.

If you are planning to exchange, sell or transfer shares to another person shortly after buying the shares, you should pay by certified check to avoid delays.

SELLING FUND SHARES
You can sell your shares three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to sell. He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS SERVICE CENTER
Call 1-800-348-4782. We will mail you a check or send the proceeds via electronic transfer or wire. You cannot sell by phone if you have changed your address of record within the previous 30 days. If you sell shares of Funds worth $25,000 or more by phone, we will send it by wire only to a bank account on our records.
Or
Send a signed letter with your instructions to:

JPMorgan Funds Service Center,
210 West 10th Street, 8th Floor
Kansas City, MO 64105

THROUGH A SYSTEMATIC WITHDRAW PLAN
You can automatically sell as little as $50 worth of shares. See Shareholder Services for details.

You can sell your shares on any day that the JPMorgan Funds Service Center is accepting purchase orders. You will receive the next NAV calculated after the JPMorgan Funds Service Center accepts your order, less any applicable sales charges.

Under normal circumstances, if the JPMorgan Funds Service Center receives your order before the close of regular trading on the New York Stock Exchange, each Fund will send you the proceeds the next business day. We will accept an order to sell shares if the Fund hasn't collected your payment for the shares. Each Fund may stop accepting orders to sell and may postpone payments for more than seven days, as federal securities laws permit.

You will need to have signatures guaranteed for all registered owners or their legal representative if:

- you want to sell shares with a net asset value of $100,000 or more, or

- you want your payment sent to an address other than the one we have in our records.

We may also need additional documents or a letter from a surviving joint owner before selling the shares. Contact the JPMorgan Funds Service Center for more details.

EXCHANGING FUND SHARES
You can exchange your shares for shares of the same class of certain other JPMorgan Funds at net asset value, beginning 15 days after you buy your shares. For tax purposes, an exchange is treated a sale of Fund shares. This will generally result in a capital gain or loss to you.

You can exchange your shares in one of three ways:

THROUGH YOUR INVESTMENT REPRESENTATIVE
Tell your representative which Funds you want to exchange from and to.
He or she will send the necessary documents to the JPMorgan Funds Service Center. Your representative might charge you for this service.

THROUGH THE JPMORGAN FUNDS
SERVICE CENTER
Call 1-800-348-4782 to ask for details.

THROUGH A SYSTEMATIC EXCHANGE PLAN
You can automatically exchange money from one JPMorgan account to another of the same class. Call the JPMorgan Funds Service Center for details.

If you exchange Class B shares of a Fund for Class B shares of another JPMorgan Fund, or Class C shares for Class C shares, you will not pay a deferred sales charge until you sell the shares of the other Fund. The amount of deferred sales charge will be based on when you bought the original shares, not when you made the exchange. Carefully read the prospectus of the Fund you want to buy before making an exchange. You will need to meet any minimum investment requirements.

You should not exchange shares as means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

OTHER INFORMATION CONCERNING THE FUNDS
We may close your account if the balance falls below $500 because you have sold shares. We may also close the account if you are in the Systematic Investment Plan and fail to meet investment minimums over a 12-month period. We will give you 60 day's notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we will ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold a Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Funds will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Funds Service Center by telephone. This may be true at times of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

Each Fund may issue multiple classes of shares. This prospectus relates only to A, B, and C Class shares. Each class may have different requirements for who may invest. A person who gets compensated for selling fund shares may receive a different amount for each class.

DISTRIBUTIONS AND TAXES
The Funds can earn income and they can realize capital gain. The Funds deduct any expenses then pay out these earnings to shareholders as distributions.

Fleming Tax Aware International Opportunities Fund typically pays income dividends once per year. Tax Aware Enhanced Income Fund typically declares income dividends daily and pays them monthly. The Tax Aware U.S. Equity Fund typically pays income dividends four times a year. The Tax Aware Small Company Opportunities Fund typically pays income dividends twice a year. Capital gains, if any, are distributed once a year by each Fund. However each Fund may decide to make more or fewer distributions in a given year.

You have three options for your distributions:

- reinvest all of them in additional Fund shares without a sales charge;

- take distributions of not investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares: or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we will reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of the dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. The state or municipality where you live may not charge you state and local taxes on tax-exempt interest earned on certain bonds. Dividends earned on bonds issued by the U.S. government and its agencies may also be exempt from some types of state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long a Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, each Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

The above is a general summary of tax implications of investing in the Funds. Please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

SHAREHOLDER SERVICES


SYSTEMATIC INVESTMENT PLAN
You can regularly invest $100 or more in the first or third week of any month. The money is automatically deducted from your checking or savings account.

You can set up a plan when you open an account by completing the appropriate section of the application. Current shareholders can join by sending a signed letter and a deposit slip or void check to the JPMorgan Funds Service Center. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC WITHDRAW PLAN
You can make regular withdrawals of $50 or more ($100 or more for Class B accounts). You can have automatic withdrawals made monthly, quarterly or semiannually. Your account must contain at least $5,000 to start the plan. Call 1-800-348-4782 for complete instructions.

SYSTEMATIC EXCHANGE
You can transfer assets automatically from one JPMorgan Fund account to another on a regular basis. It is a free service.

FREE EXCHANGE PRIVILEGE
You can exchange money between JPMorgan Funds in the same class without charge. This allows you to adjust your investments as your objectives change.

REINSTATEMENT PRIVILEGE
You can buy back Class A shares you sell, without paying a sales charge, as long as you make a request in writing within 90 days of the sale. If you sell Class B shares or Class C shares on which you've paid a deferred sales charge, you can use the proceeds to buy Class A shares without a sales charge. You must buy the Class A shares within 90 days of selling the Class B or Class C shares.

RISK AND REWARD ELEMENTS
This table identifies the main elements that make up each Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help the Funds manage risk.

POTENTIAL RISKS                               POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MANAGEMENT CHOICES
- A Fund could underperform its benchmark     - A Fund could outperform its          - The Adviser focuses its active management on
  due to its securities and asset               benchmark due to these same            securities selection, the area where it
  allocation choices.                           choices.                               believes its commitment to research can most
                                                                                       enhance returns.

MARKET CONDITIONS
FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND
- The Fund's share price and performance      - Stocks have generally outperformed   - Under normal circumstances, the Fund plan to
  will fluctuate in response to stock market    more stable investments (such as       remain fully invested, with at least 65% in
  movements                                     bonds and cash equivalents) over       stocks; stock investments may include
- The Fund could lose money because of          the long term                          convertible securities, preferred stocks,
  foreign government actions, political       - Foreign investments, which             depository receipts (such as ADRs and EDRs),
  instability, or lack of adequate and/or       represent a major portion of the       trust or partnership interests, warrants,
  accurate information                          world's securities, offer              rights, and investment company securities
- Investment risks tend to be higher in         attractive potential performance     - The Fund seeks to limit risk and enhance
  emerging markets. These markets also          and opportunities for                  performance through active management and
  present higher liquidity and valuation        diversification                        diversification
  risks.                                      - Emerging markets can offer           - During severe market downturns, the Fund has
- Adverse market conditions may from time       higher returns                         the option of investing up to 100% of assets
  to time cause the Fund to take temporary                                             in high quality short-term securities.
  defensive positions that are inconsistent
  with its principal investment strategies
  and may hinder the Fund from achieving
  its investment objective.

TAX AWARE SMALL COMPANY OPPORTUNITIES AND TAX AWARE U.S. EQUITY FUNDS
- The Fund's share price and performance     - Stocks have generally outperformed    - Under normal circumstances the Funds plan to
  will fluctuate in response to stock          more stable investments (such as        remain fully invested, with at least 65% in
  market movements                             bonds and cash equivalents) over        stocks; stock investments may include U.S.
- Adverse market conditions may from time      the long term                           and foreign common stocks convertible
  to time cause the Fund to take temporary                                             securities, preferred stocks, trust or
  defensive positions that are inconsistent                                            partnership interests, warrant rights, and
  with its principal investment strategies                                             investment company securities
  and may hinder the Fund from achieving                                             - The Funds seek to limit risk through
  its investment objective.                                                            diversification
                                                                                     - During severe market downturns, the Funds
                                                                                       have the option of investing up to 100% of
                                                                                       assets in high quality short-term
                                                                                       securities.

POTENTIAL RISKS                               POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
MARKET CONDITIONS CONTINUED
TAX AWARE ENHANCED INCOME FUND
- The Fund's share price, yield, and          - Bonds have generally outperformed    - Under normal circumstances the Fund plans to
  total return will fluctuate in response       money market investments over the      remain fully invested in bonds and other
  to bond market movements                      long term, with less risk than         fixed income securities
- The value of most bonds will fall when        stocks                               - The Fund seeks to limit risk and enhance
  interest rates rise; the longer a           - Most bonds will rise in value          after tax yields through careful management,
  bond's maturity and the lower its             when interest rates fall               sector allocation, individual securities
  credit quality, the more its value          - Mortgage-backed and asset-backed       selection, and duration management
  typically falls                               securities can offer attractive      - During severe market downturns, the Fund has
- Adverse market conditions may from            returns                                the option of investing up to 100% of assets
  time to time cause the Fund to take                                                  in high quality short-term securities
  temporary defensive positions that are                                             - The Adviser monitors interest rate trends, as
  inconsistent with its principal                                                      well as geographic and demographic
  investment strategies and may hinder                                                 information related to mortgage-backed
  the fund from achieving its                                                          securities and mortgage prepayments
  investment objective
- Mortgage-backed and asset-backed
  securities (securities representing
  an interest in, or secured by, a pool
  of mortgages or other assets such as
  receivables) could generate capital
  losses or periods of low yields if
  they are paid off substantially
  earlier or later than anticipated

FOREIGN CURRENCIES
- Currency exchange rate movements could      - Favorable exchange rate movements    - The Funds actively manages the currency
  reduce gains or create losses.                could generate gains or reduce         exposure of its foreign investments and may
- Currency risks tend to be higher in           losses.                                hedge a portion of its foreign currency
  emerging markets.                                                                    exposure into the U.S. dollar or other
                                                                                       currencies which the adviser deems more
                                                                                       attractive (see also "Derivatives").

SECURITIES LENDING
- When a Fund lends a security, there is      - A Fund may enhance income through    - The Adviser maintains a list of approved
  a risk that the loaned securities may         the investment of the collateral       borrowers.
  not be returned if the borrower               received from the borrower.          - A Fund receives collateral equal to at least
  defaults.                                                                            100% of the current value of securities
- The collateral will be subject to the                                                loaned.
  risks of the securities in which it is                                             - The lending agents indemnify a Fund against
  invested.                                                                            borrower default.
                                                                                     - The Adviser's collateral investment
                                                                                       guidelines limit the quality and duration of
                                                                                       collateral investment to minimize losses.
                                                                                     - Upon recall, the borrower must return the
                                                                                       securities loaned within the normal
                                                                                       settlement period.

POTENTIAL RISKS                               POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
DERIVATIVES
- Derivatives such as futures, options,       - Hedges that correlate well with      - The Funds uses derivatives, such as futures,
  swaps and forward foreign currency            underlying positions can reduce        options, swaps, and forward foreign currency
  contracts(1) that are used for hedging        or eliminate losses at low cost.       contracts, for hedging and tax and risk
  the portfolio or specific securities        - A Fund could make money and            management purposes (i.e., to establish or
  may not fully offset the underlying           protect against losses if the          adjust exposure to particular securities,
  positions and this could result in losses     investment analysis proves             markets or currencies).
  to a Fund that would not have otherwise       correct.                             - The Funds only establish hedges that they
  occurred.                                   - Derivatives that involve leverage      expect will be highly correlated with
- Derivatives used for risk management may      could generate substantial gains       underlying positions.
  not have the intended effects and may         at low cost.                         - While the Funds may use derivatives that
  result in losses or missed                                                           incidentally involve leverage, they do not
  opportunities.                                                                       use them for the specific purpose of
- The counterparty to a derivatives                                                    leveraging their portfolios.
  contract could default.
- Derivatives that involve leverage
  could magnify losses.
- Certain types of derivatives involve
  costs to the Funds which can reduce
  returns.

ILLIQUID HOLDINGS
- A Fund could have difficulty valuing        - These holdings may offer more        - No Fund may invest more than 15% of its net
  these holdings precisely.                     attractive yields or potential         assets in illiquid holdings.
- A Fund could be unable to sell these          growth than comparable widely        - To maintain adequate liquidity, each Fund may
  holdings at the time or price it              traded securities.                     hold investment-grade short-term securities
  desired.                                                                             and may borrow (including repurchase
                                                                                       agreements and reverse repurchase agreements)
                                                                                       from banks up to 33 1/3% of the value of its
                                                                                       total assets.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When a Fund buys securities before          - A Fund can take advantage of         - Each Fund segregates liquid assets to offset
  issue or for delayed delivery, it             attractive transaction                 leverage risk.
  could be exposed to leverage risk if          opportunities.
  it does not segregate liquid assets.

SHORT-TERM TRADING
- Increased trading could raise a Fund's      - A Fund could realize gains in a      - The Funds will generally avoid short-term
  brokerage and related costs.                  short period of time.                  trading, except to take advantage of
- Increased short-term capital gains          - A Fund could protect against           attractive or unexpected opportunities or to
  distributions could raise                     losses if a stock is overvalued        meet demands generated by shareholder
  shareholders' income tax liability.           and its value later falls.             activity.

POTENTIAL RISKS                               POTENTIAL REWARDS                      POLICIES TO BALANCE RISK AND REWARD
------------------------------------------------------------------------------------------------------------------------------------
CREDIT QUALITY - TAX AWARE ENHANCED INCOME FUND
- The default of an issuer would leave the    - Investment-grade bonds have a        - The Fund maintains its own policies for
  Fund with unpaid interest or principal        lower risk of default                  balancing credit quality against potential
                                                                                       yields and gains in light of its investment
                                                                                       goals
                                                                                     - The adviser develops its own ratings of
                                                                                       unrated securities and makes a credit quality
                                                                                       determination for unrated securities

FOREIGN INVESTMENTS - TAX AWARE SMALL COMPANY OPPORTUNITIES AND TAX AWARE U.S. EQUITY FUNDS
- Currency exchange rate movements could     - Favorable exchange rate movements     - Each Fund anticipates that its total foreign
  reduce gains or create losses                could generate gains or reduce          investments will not exceed 20% of assets
- A Fund could lose money because of           losses                                - Each Fund actively manages the currency
  foreign government actions, political      - Foreign investments, which              exposure of its foreign investments relative
  instability, or lack of adequate and         represent a major portion of the        to its benchmark, and may hedge back into the
  accurate information                         world's securities, offer               U.S. dollar from time to time (see also
                                               attractive potential performance        "Derivatives")
                                               and opportunities for
                                               diversification

FOREIGN INVESTMENTS - TAX AWARE ENHANCED INCOME FUND
- The fund could lose money because of      - Foreign bonds, which represent a       - Foreign bonds may be a significant investment
  foreign government actions, political       major portion of the world's fixed       (25% of assets) for the fund
  instability, or lack of adequate and        income securities, offer attractive    - To the extent that the fund invests in
  accurate information                        potential performance and                foreign bonds, it will hedge its currency
- Currency exchange rate movements could      opportunities for diversification        exposure into the U.S. dollar (see also
  reduce gains or create losses             - Favorable exchange rate movements        "Derivatives")
                                              could generate gains or reduce
                                              losses

FIXED INCOME INVESTMENTS -- TAX AWARE ENHANCED INCOME FUND

This table discusses the customary types of investments which can be held by the Tax Aware Enhanced Income Fund. In each case the principal types of risk are listed on the following page (see below for definitions).

This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P or Moody's.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated accounts are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar-denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated accounts are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN FIXED INCOME INVESTMENTS HELD BY THE FUND:

CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.

X Permitted - BOLD
O Permitted, but not typically used

                PRINCIPAL TYPES OF RISK
----------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES                        credit, interest rate, market, prepayment                                    X

BANK OBLIGATIONS                               credit, currency, liquidity, political                                       X(1)

COMMERCIAL PAPER                               credit, currency, interest rate, liquidity, market, political                X(1)

CONVERTIBLE SECURITIES                         credit, currency, interest rate, liquidity, market, political, valuation     X(1)

CORPORATE BONDS                                credit, currency, interest rate, liquidity, market, political, valuation     X(1)

MORTGAGES (DIRECTLY HELD)                      credit, environmental, extension, interest rate, liquidity, market,
                                               natural event, political, prepayment, valuation                              O

MORTGAGE-BACKED SECURITIES                     credit, currency, extension, interest rate, leverage, market,
                                               political, prepayment                                                        X(1)

MORTGAGE DOLLAR ROLLS                          credit, currency, extension, interest rate, leverage, liquidity, market,
                                               political, prepayment                                                        O(1,2)

PARTICIPATION INTERESTS                        credit, currency, extension, interest rate, liquidity, political,
                                               prepayment                                                                   X

PRIVATE PLACEMENTS                             credit, interest rate, liquidity, market, valuation                          X

REITS AND OTHER REAL-ESTATE RELATED
INSTRUMENTS                                    credit, environmental, interest rate, liquidity, market, natural event,
                                               prepayment, valuation                                                        X

REPURCHASE AGREEMENTS                          credit                                                                       X

REVERSE REPURCHASE AGREEMENTS                  credit                                                                       O(2)

SOVEREIGN DEBT, BRADY BONDS, AND
DEBT OF SUPRANATIONAL ORGANIZATIONS            credit, currency, interest rate, market, political                           X(1)

SWAPS                                          credit, currency, interest rate, leverage, market, political                 X

TAX EXEMPT MUNICIPAL SECURITIES                credit, interest rate, market, natural event, political                      X

U.S. GOVERNMENT SECURITIES                     interest rate                                                                X

ZERO COUPON, PAY-IN-KIND, AND
DEFERRED PAYMENT SECURITIES                    credit, currency, interest rate, liquidity, market, political, valuation     X(1)

LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

(1) All foreign securities in the aggregate may not exceed 25% of the Funds' assets.

(2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Funds' total assets.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Funds' financial performance for the period presented. This information has been audited, except as noted, by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statement, is included in the Fund's annual report, which is available upon request.

FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND

                                                                                  CLASS A             CLASS B             CLASS C
                                                                           FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD
                                                                          APRIL 16, 2001*     APRIL 16, 2001*     APRIL 16, 2001*
                                                                                  THROUGH             THROUGH             THROUGH
                                                                           APRIL 30, 2001      APRIL 30, 2001      APRIL 30, 2001
PER SHARE DATA                                                                (UNAUDITED)         (UNAUDITED)         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                              $ 15.00             $ 15.00             $ 15.00
                                                                                 --------            --------            --------
Income from investment operations:

     Net investment income                                                             --                  --                  --

     Net gains or losses in securities (both realized and
      unrealized)                                                                      --                  --                  --
                                                                                 --------            --------            --------
     Total from investment operations                                                  --                  --                  --

Distributions to shareholders from:

     Dividends from net investment income                                              --                  --                  --

     Distributions from capital gains                                                  --                  --                  --

     Total dividends and distributions                                                 --                  --                  --
                                                                                 --------            --------            --------
Net asset value, end of period                                                    $ 15.00             $ 15.00             $ 15.00
                                                                                 --------            --------            --------
TOTAL RETURN(1)                                                                        --                  --                  --
=================================================================================================================================

RATIOS/SUPPLEMENTAL DATA:

Net assets, end of period (000 omitted)                                           $    10             $    10             $    10

RATIOS TO AVERAGE NET ASSETS(#)

Expenses                                                                               --                  --                  --

Net investment income                                                                  --                  --                  --

Expenses without waivers, reimbursements and earnings credits                          --                  --                  --

Net investment income without waivers, reimbursements and
 earnings credits                                                                      --                  --                  --

Portfolio turnover rate                                                                --                  --                  --

  * Commencement of operations. These were no operations as of this reporting period.
(1) Total return figures do not include the effect of any front-end of deffered sales load.
  # Short periods have been annualized.

TAX AWARE SMALL COMPANY OPPORTUNITIES FUND

                                                                                  CLASS A             CLASS B             CLASS C
                                                                           FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD
                                                                          APRIL 16, 2001*     APRIL 16, 2001*     APRIL 16, 2001*
                                                                                  THROUGH             THROUGH             THROUGH
                                                                           APRIL 30, 2001      APRIL 30, 2001      APRIL 30, 2001
PER SHARE DATA                                                                (UNAUDITED)         (UNAUDITED)         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------

Net Asset Value Per Share, Beginning of Period                                    $ 12.17             $ 12.17             $ 12.17
                                                                                 --------            --------            --------
Income from Investment Operations

     Net Investment Loss                                                        (0.01)(a)           (0.01)(a)           (0.01)(a)

     Net Realized and Unrealized Loss on Investments                                 1.82                1.82                1.82
                                                                                 --------            --------            --------

     Total From Investment Operations                                                1.81                1.81                1.81

     Net Asset Value Per Share, End of Period                                     $ 13.98             $ 13.98             $ 13.98
                                                                                 --------            --------            --------
TOTAL RETURN                                                                       14.87%              14.87%              14.87%
=================================================================================================================================

RATIOS AND SUPPLEMENTAL DATA

Net Assets, End of Period (in thousands)                                          $    12             $    12             $    12

RATIOS TO AVERAGE NET ASSETS(b)

Expenses(b)                                                                         1.65%               2.15%               2.15%

Net Investment Income(b)                                                          (1.25)%             (1.74)%             (1.74)%

Expenses without Reimbursement(b)                                                 135.56%             133.93%             133.93%

Portfolio Turnover Rate                                                               32%                 32%                 32%

  * Commencement of operations
(a) Based on average number of shares outstanding throughout the period.
(b) Short periods have been annualized.

TAX AWARE U.S. EQUITY FUND

                                                                                  CLASS A             CLASS B             CLASS C
                                                                           FOR THE PERIOD      FOR THE PERIOD      FOR THE PERIOD
                                                                          APRIL 16, 2001*     APRIL 16, 2001*     APRIL 16, 2001*
                                                                                  THROUGH             THROUGH             THROUGH
                                                                           APRIL 30, 2001      APRIL 30, 2001      APRIL 30, 2001
PER SHARE DATA                                                                (UNAUDITED)         (UNAUDITED)         (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share, Beginning of Period                                    $ 16.88             $ 16.88             $ 16.88
                                                                                 --------            --------            --------
Income from Investment Operations

     Net Investment Income (Loss)                                              0.00(a)(b)           (0.01)(a)           (0.01)(a)

     Net Realized and Unrealized Gain (Loss) on Investments                          0.93                0.94                0.94
                                                                                 --------            --------            --------
     Total From Investment Operations                                                0.93                0.93                0.93

   Less Distributions to Shareholders from

     Net Investment Income                                                         (0.02)              (0.02)              (0.02)
                                                                                 --------            --------            --------
Net Asset Value Per Share, End of Period                                          $ 17.79             $ 17.79             $ 17.79
                                                                                 --------            --------            --------
TOTAL RETURN                                                                        5.51%               5.51%               5.51%
=================================================================================================================================

RATIOS AND SUPPLEMENTAL DATA

Net Assets, End of Period (in thousands)                                          $    11             $    11             $    11

RATIO TO AVERAGE NET ASSETS(c)

Expenses(c)                                                                         1.10%               1.60%               1.60%

Net Investment Income(c)                                                            0.60%             (0.81)%             (0.81)%

Expenses without Reimbursement(c)                                                 142.20%             141.33%             141.34%

Portfolio Turnover Rate                                                               10%                 10%                 10%

  * Commencement of operations
(a) Based on average number of shares outstanding throughout the period.
(b) Less than $0.005.
(c) Short periods have been annualized.

                      This page intentionally left blank.

HOW TO REACH US


MORE INFORMATION
You will find more information about the fund in the following documents.

ANNUAL/SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION
The SAI contains more detailed information about the fund and its policies. It's incorporated by reference into this prospectus. That means, by law, it's considered to be part of this prospectus.

You can get a free copy of these documents and other information, or ask us any questions, by calling 1 (800) 348-4782 or writing to:

JPMORGAN FUNDS SERVICE CENTER
210 WEST 10TH STREET, 8TH FLOOR
KANSAS CITY, MO 64105

If you buy your shares through an institution, you should contact that institution directly for more information. You can also find information on-line at www.jpmorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the fund, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you're there.

PUBLIC REFERENCE SECTION OF THE SEC WASHINGTON, D.C. 20549-0102
1-202-942-8090
E-MAIL: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the fund is also available on the SEC's website at http://www.sec.gov.

The Funds' Investment Company Act File Nos. for Fleming Tax Aware International Opportunities Fund is 811-05151, for JPMorgan Enhanced Income Fund, JPMorgan Tax Aware Small Company Opportunities Fund, and JPMorgan Tax Aware US Equity Fund are 811-07795.






                                                                       RH-TA-701

PROSPECTUS SEPTEMBER     2001
SUBJECT TO COMPLETION, JULY 27, 2001

The information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell nor does it seek an offer to buy these securities in a state where the offer or sale is not permitted.

JPMORGAN FUNDS

THIS PROSPECTUS OFFERS CLASS M SHARES

STRATEGIC INCOME FUND

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[JPMORGAN FLEMING LOGO]
Asset Management

CONTENTS
Strategic Income Fund                               1
The Funds' Management and Administration            8
How Your Account Works                              9
   Buying Fund Shares                               9
   Selling Fund Shares                             10
   Exchanging Shares                               10
   Distributions and Taxes                         11
   How Your Acounts Works                          12
Risk and Reward Elements                           13
Investments                                        16
Financial Highlights                               18
How to Reach Us                            Back cover

                         JPMorgan STRATEGIC INCOME FUND


RISK/RETURN SUMMARY

For a more detailed discussion of the Fund's investments and their main risks, as well as Fund strategies, please see pages x - x.

THE FUND'S OBJECTIVE

The Fund seeks a high level of income.

THE FUND'S MAIN INVESTMENT STRATEGY

The Fund invests primarily in a diversified portfolio of securities denominated in U.S. dollars. The investments are primarily in the following market sectors:

- Investment-grade debt securities issued by U.S. issuers, including the U.S. government, its agencies and authorities and U.S. companies.

- The Fund may invest up to 30% of its total assets in issuers located in emerging market countries.

- Lower-rated high yield securities (junk bonds) of U.S. issuers. These include lower-rated convertible securities, which generally pay interest or dividends and which can be converted into common or preferred stock, and preferred stock.

Under normal market conditions, the Fund will invest between 25% and 40% of its total assets in each of the three sectors. However, there is no limit on securities issued by the U.S. government or its agencies or authorities.

The Fund may invest in a variety of U.S. government debt securities, including securities which are not supported by the full faith and credit of the U.S. Treasury. All or a substantial portion of the Fund's investments in U.S. government debt securities may be in mortgage-related securities.

The Fund's investments in foreign debt securities may include obligations issued by international organizations like the World Bank. They may also include Brady Bonds, which are bonds issued under a program which enables debtor nations to restructure the debt that they owe foreign commercial banks, and other debt issued by emerging market governments as part of restructuring plans. The Fund's adviser, J.P. Morgan Fleming Asset Management
(USA), Inc. (JPMFAM(USA)), expects that the majority of emerging market obligations that the Fund buys will primarily be traded in international over-the-counter markets instead of local markets. Although the Fund intends to buy principally U.S. dollar-denominated securities, some of the Fund's foreign securities may be denominated and traded in other currencies. The Fund will not invest more than 25% of its

[SIDENOTE]
BEFORE YOU INVEST
Investors considering the Fund should understand that:
- There is no assurance that the Fund will meet its investment objective.
- The Fund does not represent a complete investment program.

[SIDENOTE]
FREQUENCY OF TRADING
How frequently the Fund buys and sells securities will vary from year to year, depending on market conditions.

total assets in debt securities of issuers in any one country other than the United States.


The Fund may borrow up to 10% of its total assets (including the amount borrowed) to buy additional securities. This is called "leveraging." The Fund can borrow money from banks and through reverse repurchase agreements or dollar rolls. Reverse repurchase agreements and dollar rolls will not be considered borrowings if the Fund earmarks liquid assets to cover its obligations on the reverse repurchase agreement or dollar rolls. The Fund will use leveraging only when the adviser believe that the returns available through leveraging will provide a potentially higher return.

The Fund may change any of these investment policies (including its investment objective) without shareholder approval.

INVESTMENT PROCESS

In managing the Fund, the adviser employs a three-step process that combines sector allocation, fundamental research for identifying portfolio securities, and duration management.

The sector allocation team meets monthly, analyzing the fundamentals of a broad range of sectors in which the fund may invest. The team seeks to enhance performance and manage risk by underweighting or overweighting sectors.

Relying on the insights of different specialists, including credit analysts, quantitative researchers, and dedicated fixed income traders, the portfolio managers make buy and sell decisions according to the Fund's objective and strategy.

Forecasting teams use fundamental economic factors to develop strategic forecasts of the direction of interest rates. Based on these forecasts, strategists establish the Fund's target duration, a common measurement of a security's sensitivity to interest rate movements. For securities owned by the Fund, duration measures the average time needed to receive the present value of all principal and interest payments by analyzing cash flows and interest rate movements. The Fund's duration may be shorter than the Fund's average maturity because the maturity of a security only measures the time until final payment is due. The strategists closely monitor the Fund and make tactical adjustments as necessary.

THE FUND'S MAIN INVESTMENT RISKS

All mutual funds carry a certain amount of risk. You may lose money on your investment in the Fund. Here are some specific risks of investing in Strategic Income Fund.

The Fund may not achieve its objective if the advisers' expectations regarding particular securities or markets are not met.

The Fund's share price and total return will vary in response to changes in global bond markets, interest rates and currency exchange rates. How well the Fund's performance compares to that of similar fixed income funds will depend on the success of the investment process. Because of credit and foreign and emerging market investment risks, the Fund's performance is likely to be more volatile than that of most fixed income funds. Foreign and emerging market investment risks include foreign government actions, political instability, currency fluctuations and lack of adequate and accurate information. Because the Fund seeks higher returns by investing in junk bonds, it takes on additional risks, since these bonds are more sensitive to economic news and their issuers have a less secure financial position. Investors should be prepared for risks that exceed those of more traditional bond funds.

Leveraging is a speculative technique which may expose the Fund to greater risk and increase its costs. Increases and decreases in the value of the Fund's portfolio will be more dramatic when the Fund is leveraging. The Fund will also have to pay interest on its borrowings, reducing the Fund's return. In addition, the Fund might be forced to sell portfolio securities when it would normally keep them in order to make interest payments.

[SIDENOTE]
INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE FUND'S PAST PERFORMANCE

This section shows the Fund's performance record with respect to the Fund's Class M shares. The bar chart shows how the performance of the Fund's Class M shares has varied from year to year. This provides some indication of the risks of investing in the Fund. The table shows the average annual return over the past year and since inception. It compares that performance to the Lehman Aggregate Bond Index, a widely recognized benchmark, and the Lipper Multi-Sector Income Funds Index.

The calculations assume that all dividends and distributions are reinvested in the Fund. Some of the companies that provide services to the Fund have in the past agreed not to collect some expenses and to reimburse others. Without these agreements, the performance figures would be lower than those shown.

YEAR-BY-YEAR RETURNS (1,2)

[CHART]

1999       6.08%
2000       1.13%

BEST QUARTER                 2.65%
4th quarter, 1999

WORST QUARTER               -0.70%
4th quarter, 2000

Past performance does not predict how this Fund will perform in the future.

The performance figures in the bar chart do not reflect any deduction for the front-end sales load which is assessed on Class M shares. If the load were reflected, the performance figures would have been lower.

The Fund's year-to-date total return as of 6/30/01 was 2.01%.

AVERAGE ANNUAL TOTAL RETURNS(1)
For the periods ended December 31, 2000

                                                                  SINCE
                                                                  INCEPTION
                                                    PAST 1 YEAR   (11/30/98)
--------------------------------------------------------------------------------
 CLASS M SHARES                                        -1.92%        1.50%
--------------------------------------------------------------------------------
 LEHMAN AGGREGATE BOND INDEX                           11.63%        5.14%
--------------------------------------------------------------------------------
 LIPPER MULTI-SECTOR INCOME FUNDS INDEX                -0.36%        0.22%
--------------------------------------------------------------------------------

(1) The Fund commenced operations on 10/28/99. Performance figures in the table for Class M shares reflect the deduction of the maximum front end sales load.
(2) The Fund's fiscal year is 10/31.

FEES AND EXPENSES

The expenses of the Class M shares before and after reimbursement are shown below. The annual Fund expenses for Class M shares after reimbursement are deducted from Fund assets prior to performance calculations.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT):


                      MAXIMUM SALES CHARGE          MAXIMUM DEFERRED SALES
                      (LOAD) WHEN YOU BUY           CHARGE (LOAD) SHOWN AS
                      SHARES, SHOWN AS % OF THE     LOWER OF ORIGINAL PURCHASE
                      OFFERING PRICE(1)             PRICE OR REDEMPTION PROCEEDS
--------------------------------------------------------------------------------
CLASS M SHARES            3.00%                       NONE
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (%) (EXPENSES THAT ARE DEDUCTED FROM FUND
ASSETS)*

                                                                 M CLASS
--------------------------------------------------------------------------------
 MANAGEMENT FEE                                                    0.50
--------------------------------------------------------------------------------
 DISTRIBUTION (RULE 12b-1) FEES                                    0.50
--------------------------------------------------------------------------------
 SHAREHOLDER SERVICE FEES                                          0.30
--------------------------------------------------------------------------------
 OTHER EXPENSES                                                    1.24
--------------------------------------------------------------------------------
 TOTAL ANNUAL FUND OPERATING EXPENSES                              2.54
--------------------------------------------------------------------------------
 FEE WAIVER AND EXPENSE REIMBURSEMENT(2)                           1.09
--------------------------------------------------------------------------------
 NET EXPENSES(2)                                                   1.45
--------------------------------------------------------------------------------

(1) The offering price is the net asset value of the shares purchased plus any sales charge.

(2) Reflects a written agreement by The Chase Manhattan Bank to reimburse the Fund to the extent total operating expenses (excluding interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan) of the Fund exceed 1.45% of its average daily net assets through 9/7/02.

The table does not reflect charges or credits you might incur if you invest through a financial institution.

EXAMPLE This example helps you compare the cost of investing in the Fund's Class M shares with the cost of investing in other mutual funds. The example assumes:

- you invest $10,000

- you sell all your shares at the end of the period

- your investment has a 5% return each year

- you reinvest all your dividends, and

- net expenses for one year and total annual operating expenses thereafter.

Although the actual return of your investment your actual costs may be higher or lower, based on these assumptions, your costs would be:

                                1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------
YOUR COST ($)                    443        966         1,515       3,010
--------------------------------------------------------------------------------

THE FUND'S MANAGEMENT AND ADMINISTRATION

The Strategic Income Fund is a series of Mutual Fund Group, a Massachusetts business trust. The Trust is governed by trustees. The trustees are responsible for overseeing all business activities.

FUND'S INVESTMENT ADVISER

JPMFAM (USA) is the investment adviser to the Funds and makes the day-to-day investment decisions for the Fund. JPMFAM (USA) is a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPMorgan Chase), a bank holding company. JPMFAM (USA) is located at 1211 Avenue of the Americas New York, NY 10036.

Prior to February 28, 2001 the adviser to the Fund was The Chase Manhattan Bank (Chase). During the most recent fiscal year ended, Chase was paid management fees (net waivers), as shown below, as a percentage of average daily net assets.

--------------------------------------------------------------------------------
                                         FISCAL
FUND                                  YEAR ENDED                    %
--------------------------------------------------------------------------------
STRATEGIC INCOME FUND                   10/31/00                   0.00
--------------------------------------------------------------------------------

THE PORTFOLIO MANAGERS

The Fixed Income Funds are managed by a team of individuals at JPMFAM (USA).

THE FUNDS' ADMINISTRATOR

Chase (the "Administrator") provides administrative services and oversees the Fund's other service providers. The Administrator receives a pro rata portion of the following annual fee on behalf of the Fund for administrative services:
0.15% of the first $25 billion of average net assets of all non-money market funds in theJPMorgan Funds complex plus 0.075% of average net assets over $25 billion.

The Funds have agreements with certain shareholder servicing agents (including Morgan Guaranty Trust Company of New York and The Chase Manhattan Bank) under which the shareholder servicing agents have agreed to provide certain support services to their customers. For performing these services, each shareholder servicing agent receives an annual fee of up to 0.30% of the average daily net assets of the Fund held by investors serviced by the shareholder servicing agent.

The advisers and/or JPFD may, at their own expense, make additional payments to certain selected dealers or other shareholder servicing agents for performing administrative services for their customers.

The Fund may issue multiple classes of shares. This prospectus relates only to M Shares of the Fund. A person who gets compensated for selling Fund shares may recieve a different amount for each class.

THE FUNDS DISTRIBUTOR

J.P. Morgan (JPFD) Fund Distributors Inc., is the distributor for the Funds. It is a subsidiary of The BISYS Group, Inc. and is not affiliated with JPMorgan Chase.

ABOUT SALES CHARGES

You are required to pay a sales charge to buy Class M shares in the Funds. There are also ongoing charges that all investors pay as long as they own their shares, as explained later.

There are a number of plans and special discounts which can decrease or even eliminate these charges.

CLASS M SHARES

The initial sales charge is deducted directly from the money you invest. As the table shows, the charge is lower the more you invest. The public offering price of Class M shares is the net asset value plus the initial sales charge. Net asset value is the value of everything a Fund owns, minus everything it owes, divided by the number of shares held by investors. The Fund receives the net asset value.

There is no sales charge for investments of $1 million or more.

The following chart shows the sales charge for the Fund.

TOTAL SALES CHARGE

                                        AS % OF THE     AS %
                                        OFFERING        OF NET
 AMOUNT OF                              PRICE           AMOUNT
 INVESTMENT                             PER SHARE       INVESTED
--------------------------------------------------------------------------------
 LESS THAN $100,000                       3.00%
--------------------------------------------------------------------------------
 $100,000 BUT UNDER $250,000
--------------------------------------------------------------------------------
 $250,000 BUT UNDER $500,000
--------------------------------------------------------------------------------
 $500,000 BUT UNDER $1 MILLION
--------------------------------------------------------------------------------

The Fund has adopted a Rule 12b-1 distribution plan under which they pay annual distribution fees of up to 0.50% of the average daily net assets attributed to Class M shares.

These payments cover such things as compensation for services provided by broker-dealers and expenses connected to the sale of shares. Payments are not tied to actual expenses incurred.

Because 12b-1 expenses are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

BUYING FUND SHARES

The price you pay for your shares is based on the net asset value per share
(NAV). NAV is the value of everything the particular Fund owns, minus everything it owes, divided by the number of shares held by investors. Each Fund generally values its assets at their market value but may use fair value if market prices are unavailable or do not represent a security's value at the time of pricing.

The NAV of each class of shares is calculated once each day at the close of regular trading on the New York Stock Exchange. You'll pay the next NAV calculated after the JPMorgan Funds Serv-ice Center receives your order in proper form. An order is in proper form only after funds are converted into federal funds.

You can buy Class M Shares through financial service firms, such as broker-dealers and banks that have an agreement with the Fund. Shares are available on any business day the New York Stock Exchange is open. If we receive your order by the close of regular trading on the New York Stock Exchange, we'll process your order at that day's price. If you buy through an agent and not directly from the JPMorgan Funds

Service Center, the agent could set an earlier deadline.

All purchases of Class M Shares must be paid for by 4:00 p.m. Eastern time on the settlement date or the order will be canceled. Any funds received in connection with late orders will be invested on the following business day. You must provide a Taxpayer Identification Number when you open an account.
The Fund have the right to reject any purchase order or to cease offering shares at any time.

To open an account, buy or sell shares or get fund information, call the JPMorgan Institutional Funds Service Center at 1-800-766-7722.

MINIMUM INVESTMENTS

Investors must buy a minimum of $      worth of M Class Shares in the Fund to
open an account. There are no minimum levels for subsequent purchases. An investor can combine purchases of shares of other JPMorgan Funds (except for money market funds) in order to meet the minimum. The Fund may waive this minimum at its discretion.

SELLING FUND SHARES

When you sell your shares you'll receive the next NAV calculated after the JPMorgan Institutional Funds Service Center accepts your order in proper form. In order for you to receive that day's NAV, the JPMorgan Institutional Funds Service Center must receive your request before the close of regular trading on the New York Stock Exchange.

We will need the names of the registered shareholders and your account number before we can sell your shares. We generally will wire the proceeds from the sale to your bank account on the day after we receive your request in proper form. Federal law allows the Funds to suspend a sale or postpone payment for more than seven business days under unusual circumstances.

You may sell your shares in two ways:

THROUGH YOUR FINANCIAL SERVICE FIRMS

Tell your firm which Funds you want to sell. They'll send all necessary documents to the JPMorgan Institutional Funds Service Center.

THROUGH THE JPMORGAN INSTITUTIONAL FUNDS SERVICE CENTER

Call 1-800-766-7722. We'll send the proceeds by wire only to the bank account on our records.

REDEMPTIONS-IN-KIND

Each Fund reserves the right to make redemptions of over $250,000 in securities rather than in cash.

EXCHANGING SHARES

You can exchange your M Shares for shares of the same class in certain other JPMorgan Funds. For tax purposes, an exchange is treated as a sale of Fund shares. Carefully read the prospectus of the Fund you want to buy before making an exchange. Call 1-800-766-7722 for details.

You should not exchange shares as a means of short-term trading as this could increase management costs and affect all shareholders. We reserve the right to limit the number of exchanges or to refuse an exchange. We may also terminate this privilege. We charge an administration fee of $5 for each exchange if you make more than 10 exchanges in a year or three in a quarter. See the Statement of Additional Information to find out more about the exchange privilege.

EXCHANGING BY PHONE

You may also use our Telephone Exchange Privilege. You can get information by contacting the JPMorgan Institutional Funds Service Center or your investment representative.

OTHER INFORMATION CONCERNING THE FUNDS

We may close your account if the aggregate balance in all JPMorgan Funds (except money market funds) falls below the minimum investment noted above for 30 days as a result of selling shares. We'll give you 60 days' notice before closing your account.

Unless you indicate otherwise on your account application, we are authorized to act on redemption and transfer instructions received by phone. If someone trades on your account by phone, we'll ask that person to confirm your account registration and address to make sure they match those you provided us. If they give us the correct information, we are generally authorized to follow that person's instructions. We'll take all reasonable precautions to confirm that the instructions are genuine. Investors agree that they will not hold the Fund liable for any loss or expenses from any sales request, if the Fund takes reasonable precautions. The Fund will be liable for any losses to you from an unauthorized sale or fraud against you if we do not follow reasonable procedures.

You may not always reach the JPMorgan Institutional Funds Service Center by telephone. This may be true at time of unusual market changes and shareholder activity. You can mail us your instructions or contact your investment representative or agent. We may modify or cancel the sale of shares by phone without notice.

DISTRIBUTIONS AND TAXES

The Fund can earn income and it can realize capital gain. The Fund deduct any expenses then pay out these earnings to shareholders as distributions.

The Fund declares and pays income dividends monthly. The Fund makes capital gains distributions, if any, once a year. The Fund may declare an additional ordinary income dividend in a given year, depending on its tax situation. You have three options for your distributions. You may:

-  reinvest all of them in additional Fund shares;

- take distributions of net investment income in cash or as a deposit in a pre-assigned bank account and reinvest distributions of net capital gain in additional shares; or

- take all distributions in cash or as a deposit in a pre-assigned bank account.

If you do not select an option when you open your account, we'll reinvest all distributions. If your distributions are reinvested, they will be in the form of shares of the same class. The taxation of dividends won't be affected by the form in which you receive them.

Dividends of net investment income are usually taxable as ordinary income at the federal, state and local levels. Dividends of tax-exempt interest income are not subject to federal income taxes, but will generally be subject to state and local taxes.

If you receive distributions of net capital gain, the tax rate will be based on how long the Fund held a particular asset, not on how long you have owned your shares. If you buy shares just before a distribution, you will pay tax on the entire amount of the taxable distribution you receive, even though the NAV will be higher on that date because it includes the distribution amount.

Early in each calendar year, the Fund will send you a notice showing the amount of distributions you received in the preceding year and the tax status of those distributions.

Any investor for whom the Fund does not have a valid taxpayer identification number will be subject to backup withholding for taxes.

The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities.

The above is a general summary of tax implications of investing in the Fund. Please consult your tax advisor to see how investing in a Fund will affect your own tax situation.

RISK AND REWARD ELEMENTS FOR THE FUNDS

This table discusses the main elements that make up each Fixed Income Fund's overall risk and reward characteristics. It also outlines each Fund's policies toward various investments, including those that are designed to help certain Funds manage risk.

POTENTIAL RISKS

MARKET CONDITIONS
- The Fund's share price, yield, and total return will fluctuate in response to bond market movements
- The value of most bonds will fall when interest rates rise; the longer a bond's maturity and the lower its credit quality, the more its value typically falls
- Adverse market conditions may from time to time cause the Fund to take temporary defensive positions that are inconsistent with its principal investment strategies and may hinder a fund from achieving its investment objective
- Mortgage-backed and asset-backed securities (securities representing an interest in, or secured by, a pool of mortgages or other assets such as receivables) and direct mortgages could generate capital losses or periods of low yields if they are paid off substantially earlier or later than anticipated

CREDIT QUALITY
- The default of an issuer would leave a Fund with unpaid interest or principal
- Junk bonds (those rated BB, Ba or lower) have a higher risk of default, tend to be less liquid, and may be more difficult to value

FOREIGN INVESTMENTS
- The Fund could lose money because of foreign government actions, political instability, or lack of adequate and accurate information
-    Currency exchange rate movements could reduce gains or create losses
- Currency and investment risks tend to be higher in emerging markets; these markets also present higher liquidity and valuation risks

POTENTIAL REWARDS

MARKET CONDITIONS
- Bonds have generally outperformed money market investments over the long term, with less risk than stocks
-    Most bonds will rise in value when interest rates fall
- Mortgage-backed and asset-backed securities and direct mortgages can offer attractive returns
- With respect to the Diversified Fund, a diversified, balanced portfolio should mitigate the effects of wide market fluctuations, especially when stock and bond prices move in different directions

CREDIT QUALITY
-    Investment-grade bonds have a lower risk of default
-    Junk bonds offer higher yields and higher potential gains

FOREIGN INVESTMENTS
- Foreign bonds, which represent a major portion of the world's fixed income securities, offer attractive potential performance and opportunities for diversification
-    Favorable exchange rate movements could generate gains or reduce losses
-    Emerging markets can offer higher returns

POLICIES TO BALANCE RISK AND REWARD

MARKET CONDITIONS
- Under normal circumstances the Fund plans to remain fully invested in bonds and other fixed income securities.
- Bond investments may include U.S. and foreign corporate and government bonds, mortgage-backed and asset-backed securities, convertible securities, participation interests and private placements
- The Fund seeks to limit risk and enhance total return or yields through careful management, sector allocation, individual securities selection, and duration management
- During severe market downturns, the Fund has the option of investing up to 100% of assets in high quality short-term securities
- The adviser monitors interest rate trends, as well as geographic and demographic information related to mortgage-backed securities and mortgage prepayments

CREDIT QUALITY
- The Fund maintains its own policies for balancing credit quality against potential yields and gains in light of its investment goals
- The adviser develops its own ratings of unrated securities and makes a credit quality determination for unrated securities

FOREIGN INVESTMENTS
-    Foreign bonds may be a significant investment for the Fund.
- To the extent that the Fund invests in foreign bonds, it may manage the currency exposure of its foreign investments relative to its benchmark, and may hedge a portion of its foreign currency exposure into the U.S. dollar from time to time (see also "Derivatives"); these currency management techniques may not be available for certain emerging markets investments

POTENTIAL RISKS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
- When a Fund buys securities before issue or for delayed delivery, it could be exposed to leverage risk if it does not segregate liquid assets

MANAGEMENT CHOICES
- The Fund could underperform its benchmark due to its sector, securities or duration choices

DERIVATIVES
- Derivatives such as futures, options, swaps and forward foreign currency contracts(1) that are used for hedging the portfolio or specific securities may not fully offset the underlying positions and this could result in losses to the Fund that would not have otherwise occurred
- Derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities
-    The counterparty to a derivatives contract could default
- Certain types of derivatives involve costs to the Fund which can reduce returns
-    Derivatives that involve leverage could magnify losses
- Derivatives used for non-hedging purposes could cause losses that exceed the original investment

SECURITIES LENDING
- When the Fund lends a security, there is a risk that the loaned securities may not be returned if the borrower or the lending agent defaults
- The collateral will be subject to the risks of the securities in which it is invested

POTENTIAL REWARDS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-    The Fund can take advantage of attractive transaction opportunities

MANAGEMENT CHOICES
-    The Fund could outperform its benchmark due to these same choices

DERIVATIVES
- Hedges that correlate well with underlying positions can reduce or eliminate losses at low cost
- A Fund could make money and protect against losses if management's analysis proves correct
- Derivatives that involve leverage could generate substantial gains at low cost

SECURITIES LENDING
- The Fund may enhance income through the investment of the collateral received from the borrower

POLICIES TO BALANCE RISK AND REWARD

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
-    The Fund segregates liquid assets to offset leverage risk

MANAGEMENT CHOICES
- The adviser focuses its active management on those areas where it believes its commitment to research can most enhance returns and manage risks in a consistent way

DERIVATIVES
- The Fund uses derivatives, such as futures, options, swaps and forward foreign currency contracts for hedging and for risk management (i.e., to adjust duration or yield curve exposure, or to establish or adjust exposure to particular securities, markets, or currencies); risk management may include management of the Fund's exposure relative to its benchmark
- The Fund only establishes hedges that they expect will be highly correlated with underlying positions
- While the Funds may use derivatives that incidentally involve leverage, they do not use them for the specific purpose of leveraging their portfolios

SECURITIES LENDING
-    The adviser maintains a list of approved borrowers
- The Fund receives collateral equal to at least 100% of the current value of securities loaned
-    The lending agents indemnify a Fund against borrower default
- The adviser's collateral investment guidelines limit the quality and duration of collateral investment to minimize losses
- Upon recall, the borrower must return the securities loaned within the normal settlement period

(1) A futures contract is an agreement to buy or sell a set quantity of an underlying instrument at a future date, or to make or receive a cash payment based on changes in the value of a securities index. An option is the right to buy or sell a set quantity of an underlying instrument at a predetermined price. A swap is a privately negotiated agreement to exchange one stream of payments for another. A forward foreign currency contract is an obligation to buy or sell a given currency on a future date and at a set price.

POTENTIAL RISKS

ILLIQUID HOLDINGS
-    The Fund could have difficulty valuing these holdings precisely
- The Fund could be unable to sell these holdings at the time or price desired

SHORT-TERM TRADING
-    Increased trading would raise the Fund's transaction costs
- Increased short-term capital gains distributions would raise shareholders' income tax liability

POTENTIAL REWARDS

ILLIQUID HOLDINGS
- These holdings may offer more attractive yields or potential growth than comparable widely traded securities

SHORT-TERM TRADING
-    The Fund could realize gains in a short period of time
- The Fund could protect against losses if a bond is overvalued and its value later falls

POLICIES TO BALANCE RISK AND REWARD

ILLIQUID HOLDINGS
-    No Fund may invest more than 15% of net assets in illiquid holdings
- To maintain adequate liquidity to meet redemptions, each Fund may hold investment-grade short-term securities (including repurchase agreements and reverse repurchase agreements) and, for temporary or extraordinary purposes, may borrow from banks up to 33 1/3% of the value of its total assets or draw on a line of credit

SHORT-TERM TRADING
- The Fund may use short-term trading to take advantage of attractive or unexpected opportunities or to meet demands generated by shareholder activity.

INVESTMENTS

This table discusses the customary types of investments which can be held by the Fund. In each case the related types of risk are listed on the following page (see below for definitions). This table reads across two pages.

ASSET-BACKED SECURITIES Interests in a stream of payments from specific assets, such as auto or credit card receivables.

BANK OBLIGATIONS Negotiable certificates of deposit, time deposits and bankers' acceptances of domestic and foreign issuers.

COMMERCIAL PAPER Unsecured short term debt issued by domestic and foreign banks or corporations. These securities are usually discounted and are rated by S&P, Moody's or other nationally recognized statistical rating organization.

CONVERTIBLE SECURITIES Domestic and foreign debt securities that can be converted into equity securities at a future time and price.

CORPORATE BONDS Debt securities of domestic and foreign industrial, utility, banking, and other financial institutions.

MORTGAGES (DIRECTLY HELD) Domestic debt instrument which gives the lender a lien on property as security for the loan payment.

MORTGAGE-BACKED SECURITIES Domestic and foreign securities (such as Ginnie Maes, Freddie Macs, Fannie Maes) which represent interests in pools of mortgages, whereby the principal and interest paid every month is passed through to the holder of the securities.

MORTGAGE DOLLAR ROLLS The sale of domestic and foreign mortgage-backed securities with the promise to purchase similar securities at a later date. Segregated liquid assets are used to offset leverage risk.

PARTICIPATION INTERESTS Interests that represent a share of bank debt or similar securities or obligations.

PRIVATE PLACEMENTS Bonds or other investments that are sold directly to an institutional investor.

REITS AND OTHER REAL-ESTATE RELATED INSTRUMENTS Securities of issuers that invest in real estate or are secured by real estate.

REPURCHASE AGREEMENTS Contracts whereby the Fund agrees to purchase a security and resell it to to the seller on a particular date and at a specific price.

REVERSE REPURCHASE AGREEMENTS Contracts whereby the Fund sells a security and agrees to repurchase it from the buyer on a particular date and at a specific price. Considered a form of borrowing.

SOVEREIGN DEBT, BRADY BONDS, AND DEBT OF SUPRANATIONAL ORGANIZATIONS Dollar- or non-dollar- denominated securities issued by foreign governments or supranational organizations. Brady bonds are issued in connection with debt restructurings.

SWAPS Contractual agreement whereby a party agrees to exchange periodic payments with a counterparty. Segregated liquid assets are used to offset leverage risk.

TAX EXEMPT MUNICIPAL SECURITIES Securities, generally issued as general obligation and revenue bonds, whose interest is exempt from federal taxation and state and/or local taxes in the state where the securities were issued.

U.S. GOVERNMENT SECURITIES Debt instruments (Treasury bills, notes, and bonds) guaranteed by the U.S. government for the timely payment of principal and interest.

ZERO COUPON, PAY-IN-KIND, AND DEFERRED PAYMENT SECURITIES Domestic and foreign securities offering non-cash or delayed-cash payment. Their prices are typically more volatile than those of some other debt instruments and involve certain special tax considerations.

RISK RELATED TO CERTAIN INVESTMENTS HELD BY J.P. MORGAN FIXED INCOME FUNDS:


CREDIT RISK The risk a financial obligation will not be met by the issuer of a security or the counterparty to a contract, resulting in a loss to the purchaser.

CURRENCY RISK The risk currency exchange rate fluctuations may reduce gains or increase losses on foreign investments.

ENVIRONMENTAL RISK The risk that an owner or operator of real estate may be liable for the costs associated with hazardous or toxic substances located on the property.

EXTENSION RISK The risk a rise in interest rates will extend the life of a mortgage-backed security to a date later than the anticipated prepayment date, causing the value of the investment to fall.

INTEREST RATE RISK The risk a change in interest rates will adversely affect the value of an investment. The value of fixed income securities generally moves in the opposite direction of interest rates (decreases when interest rates rise and increases when interest rates fall).

LEVERAGE RISK The risk of gains or losses disproportionately higher than the amount invested.


/X/ Permitted - BOLD
/ / Permitted, but not typically used

                RELATED TYPES OF RISK
       credit, interest rate, market, prepayment                                          /X/

       credit, currency, liquidity, political                                             /X/(1)

       credit, currency, interest rate, liquidity, market, political                      /X/(1)

       credit, currency, interest rate, liquidity, market, political, valuation           /X/(1)

       credit, currency, interest rate, liquidity, market, political, valuation           /X/(1)

       credit, environmental, extension, interest rate, liquidity,
       market, natural event, political, prepayment, valuation                            /X/

       credit, currency, extension, interest rate, leverage, market, political,
       prepayment                                                                         /X/(1)

       credit, currency, extension, interest rate, leverage, liquidity, market,
       political, prepayment                                                              /X/(1),(2)

       credit, currency, extension, interest rate, liquidity, political,
       prepayment                                                                         /X/(1)

       credit, interest rate, liquidity, market, valuation                                /X/

       credit, environmental, interest rate, liquidity, market, natural event,
       prepayment, valuation                                                              /X/

       credit                                                                             /X/

       credit                                                                             /X/(2)

       credit, currency, interest rate, market, political                                 /X/(1)

       credit, currency, interest rate, leverage, market, political                       /X/(1)

       credit, interest rate, market, natural event, political                            / /

       interest rate                                                                      /X/

       credit, currency, interest rate, liquidity, market, political, valuation           /X/(1)



LIQUIDITY RISK The risk the holder may not be able to sell the security at the time or price it desires.

MARKET RISK The risk that when the market as a whole declines, the value of a specific investment will decline proportionately. This systematic risk is common to all investments and the mutual funds that purchase them.

NATURAL EVENT RISK The risk a natural disaster, such as a hurricane or similar event, will cause severe economic losses and default in payments by the issuer of the security.

POLITICAL RISK The risk governmental policies or other political actions will negatively impact the value of the investment.

PREPAYMENT RISK The risk declining interest rates will result in unexpected prepayments, causing the value of the investment to fall.

VALUATION RISK The risk the estimated value of a security does not match the actual amount that can be realized if the security is sold.

  (1) All foreign securities in the aggregate may not exceed 25% of the Fund's assets.

  (2) All forms of borrowing (including securities lending, mortgage dollar rolls and reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of the Fund's total assets.

FINANCIAL HIGHLIGHTS

The Financial Highlights tables are intended to help you understand the Fund's financial performance for the periods for the past five years (or for the periods since shares were first offered). The total returns in the tables represent the rate an investor would have earned or lost on an investment in the Funds (assuming reinvestment of all dividends and distributions).

The tables set forth below provide selected per share data and ratios for one M Class share outstanding throughout each period shown.

This information is supplemented by financial statements including accompanying notes appearing in the Fund's Annual Reports to Shareholders for the fiscal year ended October 31, 2000 and the semi-annual report for the period ended 4/30/01 for Strategic Income Fund, which are incorporated by reference into the SAI. Shareholders may obtain a copy of this annual report by contacting the Funds or their Shareholder Servicing Agent.

The financial statements, for the fiscal year ended 10/31/01 which include the financial highlights, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Annual Report to Shareholders.

JPMORGAN STRATEGIC INCOME FUND

                                                                                   STRATEGIC INCOME FUND^
                                                                           ------------------------------------
                                                                                         CLASS M
                                                                           ------------------------------------
                                                                               11/1/00
                                                                               THROUGH        YEAR   10/28/99**
                                                                               4/30/01       ENDED      THROUGH
PER SHARE OPERATING PERFORMANCE:                                           (UNAUDITED)    10/31/00     10/31/99
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                            $ 9.03      $ 9.59       $  9.64

   Income from Investment Operations:
     Net Investment Income                                                        0.33        0.75         0.07
     Net Gains or Losses in Securities (both realized and unrealized)            (0.14)      (0.55)       (0.05)
     Total from Investment Operations                                             0.19        0.20         0.02
                                                                                ------      ------       ------
   Distributions to Shareholders from:
     Dividends from Net Investment Income                                         0.33        0.75         0.07
     Distributions from Capital Gains                                               --          --           --
     Tax Return of Capital                                                                    0.01           --
                                                                                ------      ------       ------
     Total Dividends and Distributions                                            0.33        0.76         0.07

Net Asset Value, End of Period                                                  $ 8.89      $ 9.03       $ 9.59

TOTAL RETURN (1)                                                                  2.06%       2.10%        0.16%

Net Assets, End of Period (in millions)                                         $   14      $   16       $   12

RATIOS TO AVERAGE NET ASSETS:#

Expenses                                                                          1.45%       1.43%        0.17%

Net Investment Income                                                             7.15%       7.52%        4.56%

Expenses Without Waivers, Reimbursements and Earnings Credits                     2.44%       2.54%        3.73%

Net Investment Income Without Waivers, Reimbursements and Earnings Credits        6.16%       6.41%        1.00%

Portfolio Turnover Rate                                                             65%        113%         136%

 **  Commencement of offering of class of shares
  #  Short periods have been annualized.
(1) Total return figures do not include the effect of any front-end or deferred sales load.
  ^  Formerly Chase Vista Strategic Income Fund.

HOW TO REACH US


MORE INFORMATION
You'll find more information about the Funds in the following documents:

ANNUAL AND SEMI-ANNUAL REPORTS
Our annual and semi-annual reports contain more information about each Fund's investments and performance.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the Funds and their policies. It is incorporated by reference into this prospectus. That means, by law, it is considered to be part of this prospectus.

1 800-766-7722

JP MORGAN INSTITUTIONAL FUNDS
SERVICE CENTER
500 STANTON CHRISTIAN ROAD
NEWARK, DELAWARE 19713

If you buy shares through an institution Please contact that institution directly for More information. You can also find information on-line at www.JPMorganfunds.com on the internet.

You can write or e-mail the SEC's Public Reference Room and ask them to mail you information about the Funds, including the SAI. They'll charge you a copying fee for this service. You can also visit the Public Reference Section and copy the documents while you are there.

PUBLIC REFERENCE SECTION OF THE SEC
WASHINGTON, DC 20549-0102.
1-202-942-8090
E-mail: publicinfo@sec.gov

Reports, a copy of the SAI and other information about the Funds are also available on the SEC's website at http://www.sec.gov.

The Fund's Investment Company Act File Nos. is 811-5151.


                     JPMorgan Funds Fulfillment Center
                            393 Manley Street
                      West Bridgewater, MA 02379-1039

(C) 2001 J.P. Morgan Chase & Co. All Rights Reserved. February 2001

                                                                     Rhi-Fi-701

****************************************************************************
The information in this statement of additional information is not complete and may be changed. This statement of additional information and the accompanying prospectus are not an offer to sell these securities and we are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
****************************************************************************

                                     [LOGO]

                                 JPMORGAN FUNDS

                                                                   STATEMENT OF
                                                         ADDITIONAL INFORMATION
                                                             SEPTEMBER __, 2001
                                   (SUBJECT TO COMPLETION, DATED JULY __, 2001)

                                    JPMORGAN FLEMING INTERNATIONAL GROWTH FUND
                                    JPMORGAN FLEMING JAPAN FUND
                                    JPMORGAN FLEMING PACIFIC REGION FUND
                                    JPMORGAN FLEMING EUROPEAN FUND

                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036

      This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectus dated August __, 2001, offering shares of JPMorgan Fleming European Fund, JPMorgan Fleming International Growth Fund, JPMorgan Japan Fund, JPMorgan Pacific Region Fund. Any reference to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectuses. Copies of the Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor (the "Distributor"), at the above-listed address.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

For more information about the Funds, simply call or write the JPMorgan Funds Service Center at:


Select, A,B,C Class                                         Institutional

1-800-622-4273                                                 800-766-7722
JPMORGAN FUNDS SERVICE CENTER
210 West 10th Street - 8th Floor
KANSAS CITY, MO 64105

                                                                    MFST-SAI-401

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TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------

The Funds..................................................................    3
Investment Policies and Restrictions.......................................    3
Performance Information....................................................   17
Determination of Net Asset Value...........................................   21
Purchases and Redemptions..................................................   22
Tax Matters................................................................   27
Management of the Trust and the Funds......................................   32
Independent Accountants....................................................   42
Certain Regulatory Matters.................................................   42
General Information........................................................   42
Appendix A--Description of Certain Obligations Issued or Guaranteed by
  U.S. Government Agencies or Instrumentalities............................  A-1
Appendix B--Description of Ratings.........................................  B-1
Appendix C--Special Investment Considerations Relating to
  New York Municipal Obligations...........................................  C-1



                                        2

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                                    THE FUNDS

Mutual Fund Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of separate series, including the JPMorgan Fleming European Fund, JPMorgan Fleming International Growth Fund, JPMorgan Japan Fund, JPMorgan Pacific Region Fund (collectively, the "Funds"). Certain of the Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."

      The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. J.P. Morgan Fleming Asset Management
(USA) Inc. ("JPMFAM") is the investment adviser for the Funds. The Chase Manhattan Bank ("Chase") serves as the Trust's administrator (the
"Administrator") and supervises the overall administration of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers.

            Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:


NEW NAME                                                FORMER NAME
--------                                                -----------
JPMorgan Fleming International Growth Fund              Chase Vista International Growth Fund
(International Growth Fund)

JPMorgan Fleming Pacific Region Fund                    Chase Vista Pacific Region Fund
(Pacific Region Fund)

JPMorgan Fleming Japan Fund(Japan Fund)                 Chase Vista Japan Fund

JPMorgan Fleming European Fund (European Fund)          Chase Vista European Fund


                      INVESTMENT POLICIES AND RESTRICTIONS

                               INVESTMENT POLICIES

      The Prospectuses set forth the various investment policies applicable to each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus. As used in this Statement of Additional Information, with respect to those Funds and policies for which they apply, the terms "Municipal Obligations" and "tax-exempt securities" have the meanings given to them in the relevant Fund's Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.

      U.S. GOVERNMENT SECURITIES. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills

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

(maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. Agencies and instrumentalities issuing such obligations include the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, The General Services Administration, Federal Home Loan Banks, the Tennessee Valley Authority and the Student Loan Marketing Association. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

      In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

      BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings and Loan Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

      Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

      Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There also may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and differences in accounting, auditing and financial reporting standards and practices from those applicable to U.S. issuers. In addition, foreign banks are also not subject to regulations comparable to U.S. banking regulations. Certain national policies may also impede the investment opportunities of the Funds in other ways, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

      FOREIGN SECURITIES. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50 percent of its revenue or profits from such country or has at least 50 percent of its assets situated in such country.

      DEPOSITARY RECEIPTS. Each Fund may invest its assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Funds treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies. Unsponsored Depositary Receipts may not carry comparable voting rights to sponsored Depositary Receipts, and a purchaser of unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

      COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      SUPRANATIONAL OBLIGATIONS. The Funds may invest in supranational obligations. Supranational organizations include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

      MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

      CORPORATE REORGANIZATIONS. In general securities that are subject to a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must apprise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

      LOAN PARTICIPATIONS. The Funds may invest in participations in fixed and floating rate loans arranged through private negotiations between a borrower and one or more financial institutions. The Funds may have difficulty disposing of participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Funds' ability to dispose of particular assignments or participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. When investing in a participation, the Funds will typically have the right to receive payments only from the lender, and not from the borrower itself, to the extent the lender receives payments from the borrower. Accordingly, the Funds may be subject to the credit risk of both the borrower and the lender. The lack of an established secondary market for assignments and participations also may make it more difficult for the Funds to assign a value to these securities for purposes of valuing the Funds' portfolio and calculating its net asset value. The Funds will not invest more than 15% of the value of their net assets in participations and assignments that are illiquid, and in other illiquid securities.

      BRADY BONDS. The Funds may invest in Brady Bonds. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds, called Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance. The Funds may invest in Brady Bonds of countries that have been issued to date, as well as those which may be issued in the future.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). The Funds may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

      REPURCHASE AGREEMENTS. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by a Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy. Concurrently, a Fund agrees to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved.

      FORWARD COMMITMENTS. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

      Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation.

      To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

      INVESTMENT GRADE DEBT SECURITIES. Each Fund may invest in investment grade debt securities. Investment grade debt securities are securities that are rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's"), rated at an equivalent level by another national rating organization or, if unrated, determined by the advisers to be of comparable quality.

      INDEXED INVESTMENTS. The Funds may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest paymnents from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

      WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.


      SECURITIES LOANS. To the extent specified in the Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to genereate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security, and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at ay time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the considerations to be earned from such loans justifies the risk.

      OTHER INVESTMENT COMPANIES. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, each Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. For purpose of this restriction, a Mauritius Company will not be considered an investment company. Additional fees may be charged by other investment companies.

      ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

      One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' purchases and sales of Rule 144A securities and
Section 4(2) paper.

      STAND-BY COMMITMENTS. When a Fund purchases securities it may also acquire stand-by commitments with respect to such securities. Under a stand-by commitment, a bank, broker-dealer or other financial institution agrees to purchase at a Fund's option a specified security at a specified price.

      The stand-by commitments that may be entered into by the Funds are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

      FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Investments by the Funds in floating or variable rate securities normally will involve industrial development or revenue bonds that provide for a periodic adjustment in the interest rate paid on the obligation and may, but need not, permit the holder to demand payment as described above. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them.

      The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

      The securities in which the Funds may be invested include participation certificates, issued by a bank, insurance company or other financial institution, in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

      A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

      The adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity. Participation Certificates will only be purchased by a Fund if, in the opinion of counsel to the issuer, interest income on such instruments will be tax-exempt when distributed as dividends to shareholders of such Fund.

      Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

      The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. If variable rate securities are not redeemed through the demand feature, they mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON AND STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

      Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

      Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

        ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

      INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various other over-the-counter instruments.

      Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Finally, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

      Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

      The value of some derivative or similar instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers accurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, the Funds could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

      Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

      RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. The advisers may accurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss.

      SPECIFIC USES AND STRATEGIES. Set forth below are explanations various strategies involving derivatives and related instruments which may be used by the Funds.

      OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Funds may PURCHASE, SELL or EXERCISE call and put options on (i) securities, (ii) securities indices, and
(iii) debt instruments.

      Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

      One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option.

      In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a fund writing a covered call (i.e., where the underlying securities are held by the fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The Funds will not write uncovered options.

      If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

      The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices and economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

      Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

      When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. Funds may engage in cross-hedging by purchasing or selling futures or options on a security different from the security position being hedged to take advantage of relationships between the two securities.

      Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

      FORWARD CONTRACTS. A Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

      INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

      The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

      A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

      A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

      The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

      A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

      STRUCTURED PRODUCTS. The Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

      The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund anticipates it will invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund is permitted to invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

      Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Income Funds invest may be deemed illiquid and subject to their limitation on illiquid investments.

      Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

      ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

      When a Fund purchases a futures contract, an amount of cash or liquid securities will be deposited in a segregated account with such Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

      The Funds' ability to engage in the transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of securities held for less than three months.

      In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by a Fund not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

                             INVESTMENT RESTRICTIONS

      The Funds have adopted the following investment restrictions, which may not be changed without approval by a "majority of the outstanding shares" of a Fund. As used in this Statement of Additional Information, a "majority" means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

      Each Fund:


            (1) may not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;


            (2) may make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.


            (3) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in options and futures shall not be subject to this restriction;


            (4) may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;


            (5) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

            (6) may not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or


            (7) may not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.


      In addition, as a matter of fundamental policy, the European Fund:


            (8) May not invest in securities which are not traded or have not sought a listing on a stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which securities are regularly traded if, regarding all such securities, more than 10% of its total net assets would be invested in such securities immediately after and as a result of such transaction;

            (9) May not deal in put options, write or purchase call options, including warrants, unless such options or warrants are covered and are quoted on a stock exchange or dealt in on a recognized market, and, at the date of the relevant transaction: (i) call options written do not involve more than 25%, calculated at the exercise price, of the market value of the securities within the Fund's portfolio excluding the value of any outstanding call options purchased, and (ii) the cost of call options or warrants purchased does not exceed, in terms of premium, 2% of the value of the net assets of the Fund; or

            (10) May not purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

      In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry."

      In addition, each Fund is subject to the following nonfundamental investment restrictions which may be changed without shareholder approval:

            (1) Each Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

            (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

            (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

            (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

            (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

            (6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

      For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

      With respect to the European Fund, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

      If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                             SPECIAL CONSIDERATIONS


 INTERNATIONAL INVESTING. Investment in the securities of international countries may entail risks relating to restrictions on foreign investment and on repatriation of capital invested as well as risks relating to economic conditions of the region.

      The securities markets of many international countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to a greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

      Foreign investment in the securities markets of certain international countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund, As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some case the need for certain advance government notification or authority. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

      The economies of individual international countries may differ favorably or unfavorably from the U.S economy in such respects as growth of gross domestic product or gross national product, as the case may be, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, securities traded in certain emerging international securities trading markets may be subject to risks due to inexperience of financial intermediaries, the lack of modern technology, the lack of sufficient capital base to expand business operations and the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets.

      LOWER RATED SECURITIES. Each Fund is permitted to invest in non-investment grade securities. Such securities, though higher yielding, are characterized by risk. Each Fund may invest in debt securities rated as low as Baa by Moody's or BBB by S&P or, if not rated, are determined to be of comparable quality. Lower rated securities are securities such as those rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuation than certain lower yielding, higher rated fixed income securities. Obligations rated Ba by Moody's are judged to have speculative elements; their future cannot be considered well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Obligations rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayments of principal is in arrears. Such obligations, though high yielding, are characterized by great risk. See "Appendix B" herein for a general description of Moody's and S&P ratings.

      The ratings of Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate. The ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser will also evaluate these securities and the ability of the issuers of such securities to pay interest and principal. Each Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund's ability to achieve its investment objective may be more dependent on the Investment Adviser's credit analysis than might be the case for funds that invested in higher rated securities. Once the rating of a security in the Fund's or Portfolio's portfolio has been changed, the Investment Adviser will consider all circumstances deemed relevant in determining whether the Fund or Portfolio should continue to hold the security.

      The market price and yield of debt securities rated Ba or lower by Moody's and BB or lower by S&P are more volatile that those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect a Fund's net asset value. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence for default for such securities.

      The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

      Because there is no established retail secondary market for many of these securities, the Investment Adviser anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet that Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund or Portfolio to obtain accurate market quotations for purposes of valuing that Fund's or Portfolio's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

      A Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds and Portfolio have no arrangement with any persons concerning the acquisition of such securities, and the Investment Adviser will review carefully the credit and other characteristics pertinent to such new issues.

      Each Fund may invest in lower rated zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates that interest-bearing securities. These securities carry an additional risk in that, unlike bonds which may interest throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Funds or Portfolio may obtain no return at all on their investment. See "Tax Matters."

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

      Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Funds' investments are reviewed by the Board of Trustees. The Funds' portfolio managers may serve other clients of the adviser in a similar capacity. Money market instruments are generally purchased in principal transactions.

      The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the advisers will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

      The Funds' portfolio turnover rates for the three most recent fiscal years were as follows:

                                                    YEAR ENDED AUGUST 31,
                                             ----------------------------------
                                             1998           1999           2000
                                             ----           ----           ----
FLEMING INTERNATIONAL GROWTH FUND             __%            __%            __%
FLEMING PACIFIC REGION FUND                   __%            __%            __%
FLEMING EUROPEAN FUND                         __%            __%            __%
FLEMING JAPAN FUND                            __%            __%            __%

Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

      Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

      Under the advisory and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      The management fees that the Funds pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the adviser and sub-advisers in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staff.

      In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the adviser or sub-advisers may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the adviser's or sub-advisers' reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the adviser or a sub-adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

      The Funds paid brokerage commissions as detailed below:


                                          YEAR-ENDED        YEAR-ENDED        YEAR-ENDED
                                      OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                                      ----------------  ----------------  ----------------
FLEMING INTERNATIONAL GROWTH FUND             __%            __%            __%
FLEMING PACIFIC REGION FUND                   __%            __%            __%
FLEMING EUROPEAN FUND                         __%            __%            __%
FLEMING JAPAN FUND                            __%            __%            __%

      No portfolio transactions are executed with the advisers or a Shareholder Servicing Agent, or with any affiliate of the advisers or a Shareholder Servicing Agent, acting either as principal or as broker.

                             PERFORMANCE INFORMATION

      From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of a Fund in the future. From time to time, the performance and yield of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International Europe Index or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

      A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the Fund has been in existence for a shorter-period.

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of shares of a Fund will vary based on market conditions, the current market value of the securities held by a Fund and changes in the Fund's expenses. The advisers, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of shares of a Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles.

      Each Fund presents performance information for each class there of since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum applicable contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

      Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

      Advertisements for the J.P. Morgan Funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.

                              TOTAL RATE OF RETURN

      A Fund's total rate of return for any period will be calculated by: (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period; and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                          AVERAGE ANNUAL TOTAL RETURNS*
                            (EXCLUDING SALES CHARGES)

      The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending August 31, 2000, were as follows:


                                                                                 DATE OF      DATE OF
                                                      ONE      FIVE      TEN      FUND         CLASS
FUND                                                  YEAR     YEARS    YEARS   INCEPTION   INTRODUCTION
----                                                  ----     -----    -----   ---------   ------------
FLEMING INTERNATIONAL GROWTH FUND
    A SHARES                                           __%       __%      __%
    B SHARES                                           __%       __%      __%
    C SHARES                                           __%       __%      __%
FLEMING PACIFIC REGION FUND
    A SHARES                                           __%       __%      __%
    B SHARES                                           __%       __%      __%
    C SHARES                                           __%       __%      __%
FLEMING JAPAN FUND
    A SHARES                                           __%       __%      __%
    B SHARES                                           __%       __%      __%
FLEMING EUROPEAN FUND
    A SHARES                                             %                  %
    B SHARES                                             %                  %
    C SHARES                                             %                  %
    INSTITUTIONAL SHARES                               __%       __%      __%
    SELECT SHARES                                      __%       __%      __%

* The ongoing fees and expenses borne by Class B and Class C Shares are greater than those borne by Class A Shares; the ongoing fees and expenses borne by a Fund's Class A and Class B Shares are greater than those borne by the Fund's Institutional Shares. As indicated above, the performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes, which would require an adjustment to the ongoing expenses. The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds, Chase and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

** Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the performance of predecessor classes and does not reflect the distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.

                          AVERAGE ANNUAL TOTAL RETURNS*
                            (INCLUDING SALES CHARGES)

      With the current maximum respective sales charges of 5.75% for Class A shares of the European Fund and 4.50% for A shares of the other Funds, and the current applicable CDSC for B and Class C Shares for each period length, reflected, the average annual total rate of return figures would be as follows:

                                                      ONE      FIVE      TEN
FUND                                                  YEAR     YEARS    YEARS
----                                                  ----     -----    -----
FLEMING INTERNATIONAL GROWTH FUND
    A SHARES                                           __%       __%      __%
    B SHARES                                           __%       __%      __%
    C SHARES                                           __%       __%      __%
FLEMING PACIFIC REGION FUND
    A SHARES                                           __%       __%      __%
    B SHARES                                           __%       __%      __%
    C SHARES                                           __%       __%      __%
FLEMING JAPAN FUND
    A SHARES                                           __%       __%      __%
    B SHARES                                           __%       __%      __%
FLEMING EUROPEAN FUND
    A SHARES                                           __%       __%      __%
    B SHARES                                           __%       __%      __%
    C SHARES                                           __%       __%      __%
    INSTITUTIONAL SHARES                               __%       __%      __%
    SELECT SHARES                                      __%       __%      __%

*     See the notes to the preceding table.

      The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                                YIELD QUOTATIONS

      Any current "yield" quotation for a class of shares of a Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by: (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result; and
(c) multiplying the result by 2.

      The Funds will not quote yields for periods prior to the consummation of the CTF Reorganization.

      Advertisements for the Funds may include references to the asset size of other financial products made available by Chase, such as offshore assets or other funds advised by Chase.

      The SEC yields of the Funds for the thirty-day period ended August 31, 2000 were as follows:


                                                THIRTY-DAY       TAX EQUIVALENT
                                                   YIELD        THIRTY-DAY YIELD
                                               AS OF 8/31/00      AS OF 8/31/00
                                               -------------    ----------------
FLEMING INTERNATIONAL GROWTH FUND
    A SHARES                                        0.00%              0.00%
    B SHARES                                        0.00%              0.00%
    C SHARES                                        0.00%              0.00%
FLEMING PACIFIC REGION FUND
    A SHARES                                        0.00%              0.00%
    B SHARES                                        0.00%              0.00%
    C SHARES                                        0.00%              0.00%
FLEMING JAPAN FUND
    A SHARES                                        0.00%              0.00%
    B SHARES                                        0.00%              0.00%
FLEMING EUROPEAN FUND
    A SHARES                                        0.00%              0.00%
    B SHARES                                        0.00%              0.00%
    C SHARES                                        0.00%              0.00%
    INSTITUTIONAL SHARES                            0.00%              0.00%
    SELECT SHARES                                   0.00%              0.00%


                      NON-STANDARDIZED PERFORMANCE RESULTS*
                            (EXCLUDING SALES CHARGES)

      The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds, including the predecessor common trust funds, (excluding the effects of any applicable sale charges) for the ten-year period ending August 31, 2000. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.

                                                                       TOTAL
                                                                       VALUE
                                                                     --------
FLEMING INTERNATIONAL GROWTH FUND
    A SHARES                                                          $0.00
    B SHARES                                                          $0.00
    C SHARES                                                          $0.00
FLEMING PACIFIC REGION FUND
    A SHARES                                                          $0.00
    B SHARES                                                          $0.00
    C SHARES                                                          $0.00
FLEMING JAPAN FUND
    A SHARES                                                          $0.00
    B SHARES                                                          $0.00
FLEMING EUROPEAN FUND
    A SHARES                                                          $0.00
    B SHARES                                                          $0.00
    C SHARES                                                          $0.00
    INSTITUTIONAL SHARES                                              $0.00
    SELECT SHARES                                                     $0.00

* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from August 31, 1990, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                      NON-STANDARDIZED PERFORMANCE RESULTS*
                            (INCLUDING SALES CHARGES)

      With the current maximum respective sales charges of 4.50% for A shares, and the current applicable CDSC for B Shares, the total value for the same periods would be as follows:

                                                                      TOTAL
                                                                      VALUE
                                                                     -------
FLEMING INTERNATIONAL GROWTH FUND
    A SHARES                                                          $0.00
    B SHARES                                                          $0.00
    C SHARES                                                          $0.00
FLEMING PACIFIC REGION FUND
    A SHARES                                                          $0.00
    B SHARES                                                          $0.00
    C SHARES                                                          $0.00
FLEMING JAPAN FUND
    A SHARES                                                          $0.00
    B SHARES                                                          $0.00
FLEMING EUROPEAN FUND
    A SHARES                                                          $0.00
    B SHARES                                                          $0.00
    C SHARES                                                          $0.00
    INSTITUTIONAL SHARES                                              $0.00
    SELECT SHARES                                                     $0.00


* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from August 31, 1990, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                        DETERMINATION OF NET ASSET VALUE

      As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the days listed above (other than Good Friday), Chase is closed for business on the following holidays: Martin Luther King Day, Columbus Day and Veteran's Day.

      Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Bonds and other fixed income securities (other than short-term obligations) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

      Interest income on long-term obligations in a Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                            PURCHASES AND REDEMPTIONS

     The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.

     Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

     Each investor in a Fund, may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

                             Class A Shares

     The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of your purchase. The Fund receives the NAV. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

     The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:


                                                              AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75

     There is no initial sales charge on purchases of Class A shares of $1 million or more.

     The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

     Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan Money Market Fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

     The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

     Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan Money Market Fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

     An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

     Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     The Funds' Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500.

     Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

     A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

     Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the J.P. Morgan Funds Service Center for details about J.P. Morgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-J.P. Morgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

     Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

     No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

     Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

     Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

     Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of J.P. Morgan Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

     Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

     Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a broker or agent.

                                   TAX MATTERS

      The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

      Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Under the current view of the Internal Revenue Service, if a Fund invests all of its assets in another open-end management investment company which is classified as a partnership for federal income tax purposes, such Fund will be deemed to own a proportionate share of the income of the portfolio into which it contributes all of its assets for purposes of determining whether such Fund satisfies the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc.).

      In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

      In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

      Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and
(2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

      If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

      A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"))(Tax-exempt interest on municipal obligations is not subject to the excise tax). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

      Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders of a Fund.

      A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

      Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized with respect to capital assets held for more than 12 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%.

      Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

      Each Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the its total assets consists of tax-exempt municipal obligations. Distributions from a Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

      AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

      Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

      Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

      Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

      Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

      A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                          SALE OR REDEMPTION OF SHARES

      A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

                              FOREIGN SHAREHOLDERS

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

      If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

                           STATE AND LOCAL TAX MATTERS

      Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a registered investment company ("RIC") may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

      The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                      MANAGEMENT OF THE TRUST AND THE FUNDS

                              TRUSTEES AND OFFICERS


The Trustees of the Trust are also the Trustees of each of the Funds, as defined below. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer Ingersoll-Rand Company. His address is 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is ____________________.

ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971 - 1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. His address is 105 Coventry Place, Palm Beach Gardens, FL 33418.
His date of birth is ____________________.

ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc. Her address is 1262 Rockrimmon Road, Stamford, CT 06903.
His date of birth is __________________________.

MATTHEW HEALEY--Trustee; Former Chief Executive Officer of trusts in the Fund Complex through April 2001, Former Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is __________________.

FERGUS REID, III--Trustee; Chairman and Chief Executive Officer, Lumelite
 Corporation, since September 1985; Trustee, Morgan Stanley Funds. His address is 202 June Road, Stamford, CT 06903. His date of birth is
 _________________________.

JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His address is 3711 Northwind Court, Jupiter, FL 33477. His date of birth is _________________.

LEONARD M. SPALDING--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; and formerly Chief Investment Executive of the Chase Manhattan Private Bank. His address is 2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is ___________.

H. RICHARD VARTABEDIAN--Trustee; Former President of trusts in the Fund Comlex; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of the Chase Manhattan Bank, N.A., 1980-1991. His address is P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is _____________________.

A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Funds, the J.P. Morgan Funds, J.P. Morgan Institutional Funds, J.P. Morgan Series Trust, Mutual Fund Group, Fleming Mutual Fund Group, Inc., Mutual Fund Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Variable Annuity Trust, and Mutual Fund Investment Trust up to and including creating a separate board of trustees.


Each Trustee is currently paid an annual fee of $___________ (adjusted as of __________, 2001) for serving as Trustee of the Funds and the trusts listed above. Each is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these Funds.

         Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

------------------------------------------- -------------------------- -------------------------- --------------------------
                                                Aggregate Trustee        Pension or Retirement     Total Compensation From
                                            Compensation Paid by the   Benefits Accrued as Part     "Fund Complex" During
                                                Trust During 2000         of Fund Expenses**              2000 (1)
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
William J. Armstrong, Trustee                          N/A                     $ 41,781                   $131,781
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
Roland R. Eppley, Jr., Trustee                         N/A                     $ 58,206                   $149,206
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
Ann Maynard Gray, Trustee                                                         N/A                     $ 75,000
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
Matthew Healey, Trustee (2)                                                       N/A                     $ 75,000
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
Fergus Reid, III, Chairman *                           N/A                     $110,091                   $312,841
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
James J. Schonbachler, Trustee                                                    N/A                     $ 75,000
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
Leonard M. Spalding, Jr., Trustee [*]                  N/A                     $ 35,335                   $124,335
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
H. Richard Vartabedian, Trustee                        N/A                     $ 86,791                   $221,141
------------------------------------------- -------------------------- -------------------------- --------------------------

* Mr. Reid is an "interested person" (as defined in the 1940 Act) of the Trust. [Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co.]
** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Fund Complex for which the nominees will serve includes 10 investment companies.
(2) Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.
(3)  Total number of investment company boards served on within the Fund
     Complex.

Audit Committee

The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. ______________________. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters.


Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.


OFFICERS

         The Trust's executive officers (listed below), other than the officers who are employees of the Adviser, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

         The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York 10036.

         DAVID WEZDENKO; President and Treasurer; Vice President, JPMIM. Mr. Wedenko is the Chief Operating Officer for the U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

         SHARON WEINBERG; Vice President and Secretary. Vice President, JPMIM. Ms. Weinberg is head of Business and Product Strategy for the U.S. Mutual Funds and Financial Intermediaries business. Since joining J.P. Morgan in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

         PAUL M. DERUSSO; Vice President and Assistant Treasurer. Vice President, JPMIM. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for the J.P. Morgan Fund complex and their successor on the heritage Chase side since prior to 1996. His date of birth is December 3, 1954.

         CHRISTINE ROTUNDO; Assistant Treasurer. Vice President JPMIM. Ms. Rotundo serves as Manager of the Funds Infrastructure group and is responsible for the management of special projects. Prior to January 2000, she served as Manager of the Tax Group in the Funds Administrative group and was responsible for U.S. mutual fund tax matters. Her date of birth is September 26, 1965.

         STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, JPMIM. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, includes Assistant General counsel, Tax Director, and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

         LAI MING FUNG; Assistant Treasurer. Associate, JPMIM. Ms. Fung serves in the Funds Administration group as a Budgeting Analyst for the Budgeting & Expense Group. Prior to April to 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

         JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, JPMIM. Prior to October of 1997, he was an attorney in the Mutual fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

         JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, JPMIM. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as assistant Secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

         MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Mardwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

         LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016.
Her date of birth is May 29, 1955.

         ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219.
Her date of birth is April 7, 1967.

         As of the date of this SAI, the officers, Trustees as a group owned less than 1% of the shares of each Fund.

----------

      The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                             ADVISER AND SUB-ADVISER

         Prior to February 28, 2001, the adviser to the funds was the Chase Manhattan Bank. The day to day management of the Funds is handled by the sub-adviser, Chase Fleming Asset Management (USA) Inc. Effective February 28, 2001, JPMFAM, acts as adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, JPMFAM provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The adviser continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The advisers to the Funds furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

         Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

         Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

         In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

         Under the Advisory Agreement, JPMFAM may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMFAM may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of JPMFAM as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMFAM.

         JPMFAM, on behalf of the Funds has entered into an investment sub-advisory agreement with Chase Fleming Asset Management (London) Limited ("CFAM London"). With respect to the day-to-day management of the Funds, under the sub-advisory agreements, the sub-advisers make decisions concerning, and place all orders for, purchases and sales of securities and helps maintain the records relating to such purchases and sales. The sub-advisers may, in their discretion, provide such services through their own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Company under applicable laws and are under the common control of JPMFAM (USA).; provided that (i) all persons, when providing services under the sub-advisory agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the sub-advisers. This arrangement will not result in the payment of additional fees by the Funds.

         JPMFAM, a wholly-owned subsidiary of The Chase Manhattan Bank. JPMFAM is registered with the Securities and Exchange Commission as an investment adviser. Also included among JPMFAM accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. JPMFAM is located at 522 Fifth Avenue, New York, New York 10036.

         CFAM London is an wholly-owned subsidiary of the Adviser. CFAM London is registered with the Securities and Exchange Commission and is regulated by the Investment Management Regulatory Organization (IMRO) as an investment adviser and provides discretionary investment advisory services to institutional clients, and the same individuals who serve as portfolio managers for CFAM London also serve as portfolio managers for Chase. CFAM London is located at Colvile House, 32 Curzon Street, London W1Y8AL.

         In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the relevant Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, CFAM London in the case of the Funds will be entitled to receive, with respect to the Funds, such compensation, payable by the adviser out of its advisory fee, as is described in the relevant Prospectuses.

         For the three most recent fiscal years, the Advisor earned advisory fees, and voluntarily waived the amounts in parentheses as follows:


                                                YEAR ENDED OCTOBER 31,
                                    ----------------------------------------------------
                                       1998                 1999            2000
                                    ---------------    --------------    ----------------
FLEMING INTERNATIONAL GROWTH FUND    $____   ($____)   $____   ($____)   $_____ ($____)
FLEMING PACIFIC REGION FUND          $____   ($____)   $____   ($____)   $_____ ($____)
FLEMING EUROPEAN FUND                $____   ($____)   $____   ($____)   $_____ ($____)
FLEMING JAPAN FUND                   $____   ($____)   $____   ($____)   $_____ ($____)

                                  ADMINISTRATOR

      Pursuant to an Administration Agreement (the "Administration Agreement"), Chase serves as administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

      Under the Administration Agreement Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

      In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal years; and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.15% of the first $25 billion of average assets of all non-money market Funds in the JPMorgan Funds complex plus 0.07% of the average net assets over $25 billion. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

      For the three most recent fiscal years, the Administrator earned administration fees, and voluntarily waived the amounts in parentheses:

                                                  YEAR ENDED AUGUST 31,
                                    ----------------------------------------------------
                                       1998                 1999            2000
                                    ---------------    --------------    ----------------
FLEMING INTERNATIONAL GROWTH FUND    $____   ($____)   $____   ($____)   $_____ ($____)
FLEMING PACIFIC REGION FUND          $____   ($____)   $____   ($____)   $_____ ($____)
FLEMING EUROPEAN FUND                $____   ($____)   $____   ($____)   $_____ ($____)
FLEMING JAPAN FUND                   $____   ($____)   $____   ($____)   $_____ ($____)

                               DISTRIBUTION PLANS

    The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes or shares of certain Funds as described in the Prospectuses, which provide that such classes of such Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Class A Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00% respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of Class A shares, or 0.75% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B and Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B and Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The continuance of the Distribution Plan was most recently approved on ________________. The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.


    For the fiscal years ended October 31, 1998, 1999 and 2000, the Distributor was paid or accrued distribution fees with respect to the Funds, and voluntarily waived the amount in parentheses following such fees:


                                                FISCAL YEAR ENDED OCTOBER 31,
                            ---------------------------------------------------------------------
                                    1998                    1999                   2000
                            ---------------------   ---------------------   ---------------------
FUND                        PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED
----                        ------------   ------   ------------   ------   ------------   ------
FLEMING INTERNATIONAL GROWTH FUND
    A SHARES
    B SHARES
    C SHARES
FLEMING PACIFIC REGION FUND
    A SHARES
    B SHARES
    C SHARES
FLEMING JAPAN FUND
    A SHARES
    B SHARES
FLEMING EUROPEAN FUND
   A SHARES
   B SHARES
   C SHARES*
   INSTITUTIONAL SHARES
   SELECT SHARES



* Distribution fees are from the period November 1, 1998 (commencement of operations) through October 31, 1999.


    Expenses paid by the Distributor related to the distribution of Trust shares during the year ended October 31, 2000 were as follows:

0


                                                                                  TOTAL VALUE
                                                                                  -----------
ADVERTISING AND SALES LITERATURE                                                  $  340,447
PRINTING, PRODUCTION AND MAILING OF PROSPECTUSES AND SHAREHOLDER REPORTS
TO OTHER THAN CURRENT SHAREHOLDERS                                                   137,970
COMPENSATION TO DEALERS                                                            6,122,706
COMPENSATION TO SALES PERSONNEL                                                    5,595,536
B SHARE FINANCING CHARGES                                                          8,232,922
EQUIPMENT, SUPPLIES AND OTHER INDIRECT DISTRIBUTION-RELATED EXPENSES                  29,628


    With respect to the Class B shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as a finance agent.

                  DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENTS

    The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plans. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith.

    The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

     Prior to ___________, the Distributor was also party to a Sub-Administration Agreement with the Funds, pursuant to which the Distributor was paid an annual fee of 0.05% of the net assets of each Fund for providing certain sub-administration services to the Funds. Chase has entered into a sub-Administration Agreement with BISYS Fund Services, Inc. pursuant to which Chase may pay BISYS a portion of the Administration Fee for providing certain sub-administration services. For the three most recent fiscal years, the Distributor earned sub-administration fees, and voluntarily waived the amounts in parentheses:

                                                YEAR ENDED OCTOBER 31,
                                    ----------------------------------------------------
                                       1998                 1999            2000
                                    ---------------    --------------    ----------------
FLEMING INTERNATIONAL GROWTH FUND    $____   ($____)   $____   ($____)   $_____ ($____)
FLEMING PACIFIC REGION FUND          $____   ($____)   $____   ($____)   $_____ ($____)
FLEMING EUROPEAN FUND                $____   ($____)   $____   ($____)   $_____ ($____)
FLEMING JAPAN FUND                   $____   ($____)   $____   ($____)   $_____ ($____)

           Shareholder Servicing Agents, Transfer Agent and Custodian

    Effective January 3, 2000, the Trust adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. The Trust has entered into shareholder servicing agreements (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each fund on a month-to-month basis. Fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and for the fiscal year ended October 31, 1998, 1999 and 2000.

                                                YEAR ENDED OCTOBER 31,
                                    ----------------------------------------------------
                                       1998                 1999            2000
                                    ---------------    --------------    ----------------
FLEMING INTERNATIONAL GROWTH FUND    $____   ($____)   $____   ($____)   $_____ ($____)
FLEMING PACIFIC REGION FUND          $____   ($____)   $____   ($____)   $_____ ($____)
FLEMING EUROPEAN FUND                $____   ($____)   $____   ($____)   $_____ ($____)
FLEMING JAPAN FUND                   $____   ($____)   $____   ($____)   $_____ ($____)


    Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

    For shareholders that bank with J.P. Morgan Chase, J.P. Morgan Chase may aggregate investments in the JPMorgan Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

    Chase and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their cus-tomers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares or 0.25% in the case of the European Fund if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or the Distributor.


    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund for which Chase receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for the Funds. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245. For additional information, see the Prospectuses.

                             INDEPENDENT ACCOUNTANTS

    The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended August 31, 2000, and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

    Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Chase and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                               GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end, management investment company organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. Because certain Funds comprising the Trust are "non-diversified", more than 5% of any of the assets of such Funds may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund. The fiscal year-end of the Funds in the Trust is August 31.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Each Fund currently issues multiple classes of shares but may, in the future, offer other classes. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. Other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes.

    Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation for selling one particular class of shares rather than another.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                              FINANCIAL STATEMENTS


    The Annual Report to Shareholders of each Fund, including the report of independent accountants, financial highlights and financial statements for the fiscal year-ended August 31, 2000 with respect to the Intermediate Tax Free Income Fund and the New York Intermediate Tax Free Income Fund and October 31, 2000 with respect to the European Fund contained therein, are incorporated by reference. With respect to the Intermediate Tax Free Income Fund and the New York Intermediate Tax Free Income Fund, the Semi-Annual Report to shareholders for the period ended February 28, 2001, is incorporated by reference.

               SPECIMEN COMPUTATIONS OF OFFERING PRICES PER SHARE


FLEMING JAPAN FUND
A SHARES:
Net Asset Value and Redemption Price per Share of Beneficial Interest at October 31, 2000 ............... $___
Maximum Offering Price per Share ($17.87 divided by .9425) (reduced on purchases of $100,000 or more) ... $___

B SHARES:
Net Asset Value and Redemption Price per Share of Beneficial Interest at October 31, 2000 ............... $___

C SHARES:
Net Asset Value and Redemption Price per Share of Beneficial Interest at October 31, 2000 ............... $___

FLEMING EUROPEAN FUND
A SHARES:
Net Asset Value and Redemption Price per Share of Beneficial Interest at October 31, 2000 ............... $____
Maximum Offering Price per Share ($17.87 divided by .9425) (reduced on purchases of $100,000 or more) ... $____

B SHARES:
Net Asset Value and Redemption Price per Share of Beneficial Interest at October 31, 2000 ............... $____

C SHARES:
Net Asset Value and Redemption Price per Share of Beneficial Interest at October 31, 2000 ............... $ ___

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                     ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                          AGENCIES OR INSTRUMENTALITIES

      FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

      MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government and are guaranteed by the U.S. government.

      FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

      FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. government.

      FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. government.

      GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary form their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

      FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

      GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. government.

      NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

      PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. government.

      PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

      SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

      WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

      FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

      FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

      STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

      D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

      EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

      In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

      Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS*

      The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                             DESCRIPTION OF MOODY'S
                      FOUR HIGHEST MUNICIPAL BOND RATINGS:

      Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS
                          OF STATE AND MUNICIPAL NOTES:

      Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

      MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

      MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

      MIG-3/VMIG-3--Notes bearing this designation are of favorable quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

      DESCRIPTION OF STANDARD & POOR'S FOUR HIGHEST MUNICIPAL BOND RATINGS:

----------
AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

----------
AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

----------
A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

----------
BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

----------
Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                        DESCRIPTION OF STANDARD & POOR'S
             RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS:

      A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      --Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

      --Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

      SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

      SP-2--Satisfactory capacity to pay principal and interest.

      SP-3--Speculative capacity to pay principal and interest.

      Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/B-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                        DESCRIPTION OF STANDARD & POOR'S
                      TWO HIGHEST COMMERCIAL PAPER RATINGS:

      A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

      A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely stong.

      A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

                             DESCRIPTION OF MOODY'S
                      TWO HIGHEST COMMERCIAL PAPER RATINGS:

      Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

      ISSUERS RATED PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

      ISSUERS RATED PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                DESCRIPTION OF FITCH'S RATINGS OF MUNICIPAL NOTES
                           AND TAX-EXEMPT DEMAND BONDS

                             MUNICIPAL BOND RATINGS

      The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

      AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

      A--Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB--Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                               SHORT-TERM RATINGS

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

      F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

      F-3--Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near term adverse changes could cause these securities to be rated below investment grade.

                                   APPENDIX C

                  SPECIAL INVESTMENT CONSIDERATIONS RELATING TO
                         NEW YORK MUNICIPAL OBLIGATIONS

      Some of the significant financial considerations relating to the investments of the New York Intermediate Tax Free Income Fund in New York municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New York municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

                                 NEW YORK STATE

      New York State Financing Activities. There are a number of methods by which New York State (the "State") may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the New York State Legislature (the "Legislature") and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

      The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. BANS may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.

      The State may also, pursuant to specific constitutional authorization, directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The State-guaranteed bonds of the Port Authority of New York and New Jersey were fully retired on December 31, 1996. State-guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

      In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

      The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financing, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the New York Local Government Assistance Corporation ("LGAC") to restructure the way the State makes certain local aid payments.

      The State participates in the issuance of Certificates of Participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

      The State also employs moral obligation financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority although there can be no assurance that such a default will not occur in the future.

      Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees although there can be no assurance that such a default or call will not occur in the future.

      The proposed 1997-98 through 2002-2003 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As part of the Plan, changes were proposed to the State's 1997-98 borrowing plan, including: delay of the issuance of COPs to finance welfare information systems through 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program pay-as-you-go financing.

      In addition to the arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for The City of New York ("MAC") was created to provide financing assistance to New York City (the "City"). To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York State Sales Tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC, however, do not include moral obligation provisions.

      THE 1998-99 STATE FINANCIAL PLAN. The State's 1998-99 fiscal year commenced on April 1, 1998 and ends on March 31, 1999. The debt component of the State's budget for the 1998-99 fiscal year was adopted by the Legislature on March 30, 1998, and the remainder of the budget was adopted by the Legislature on April 18, 1998. The State Financial Plan for the 1998-99 fiscal year (the "State Financial Plan") was released on June 25, 1998 and was based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan is updated in July, October and January. The State Financial Plan was projected to be balanced on a cash basis; however there can be no assurance that the State Financial Plan will continue to be in balance. Total General Fund receipts and transfers from other funds were projected to be $37.56 billion, while total General Fund disbursements and transfers to other funds were projected to be $36.78 billion. After adjustments for comparability, the adopted 1998-99 budget projected a year-over-year increase in General Fund disbursements of 7.1 percent. General Fund disbursements in 1998-99 were projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session and spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The 1998-99 increase in General fund spending has primarily taken the form of additional local assistance ($1.88 billion). The largest annual increases are for educational programs, Medicaid, other health and social welfare programs and community projects grants.

      Resources used to fund these additional expenditures include increased revenues projected for 1998-99, increased resources produced in the 1997-98 fiscal year that are to be utilized in 1998-99 reestimates of social service, fringe benefit and other spending, and certain non-recurring resources.

      The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under the School Tax Relief Program ("STAR"), expansion of the child care income tax credit for middle-income families, a phased-in reduction of the general business tax and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs and the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

      The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF") and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resources to help finance any extraordinary litigation costs during the fiscal year.

      Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts, however, have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies.

      The State Financial Plan included actions that would have an effect on the budget outlook for State fiscal year 1998-99 and beyond. The DOB estimated that the 1998-99 State Financial Plan contained actions that provide non-recurring resources or savings totaling approximately $64 million, the largest of which is a retroactive reimbursement of federal welfare claims. The balance is composed of various other actions,primarily the transfer of unused special revenue fund balances to the General Fund.

      Despite recent budgetary surpluses recorded by the State, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State is required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. For example, the fiscal effects of tax reductions adopted in the last several fiscal years (including 1998-99) are projected to grow more substantially beyond the 1998-99 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-03. These actions will place pressure on future budget balance in New York State.

      The State Division of Budget ("DOB") believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Annual Information Statement, and those projections may be changed materially and adversely from time to time. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

      Outyear Projections of Receipts and Disbursements. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98) and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

      Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. Sustained growth in the State's economy and continued declines in welfare case load and health care costs would also produce additional savings in the State Financial Plan. Finally, various federal actions, including the potential benefit effect on State Tax receipts from changes to the federal tax treatment of capital gains, would potentially provide significant benefits to the State over the next several years. The State expects that the 1999-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

      The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The STAR program, which dedicates a portion of personal income tax receipts to fund school tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment and other multi-year spending commitments in law.

      Uncertainties with regard to the economy, as well as the outcome of certain litigation now pending against the State, could produce adverse effects on the State's projections of receipts and disbursements. For example, changes to current levels of interest rates or deteriorating world economic conditions could have an adverse effect on the State economy and produce results in the current fiscal year that are worse than predicted. Similarly, adverse judgments in legal proceedings against the State could exceed amounts reserved in the 1998-99 Financial Plan for payment of such judgments and produce additional unbudgeted costs to the State.

      In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. A delay in the adoption of the State's budget beyond the statutory April 1 deadline could delay the projected receipt by the City of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

      OFT is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.

      GOVERNMENT FUNDS COMPRISING THE STATE FINANCIAL PLAN. Four governmental fund types comprise the State Financial Plan: the General fund, the Special Revenue Funds, the Capital Projects funds and the Debt Service funds.

      The General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. In the State's 1998-99 fiscal year, the General Fund was expected by the State to account for approximately 47.6 percent of all governmental funds disbursements and 70.1 percent of total State Funds disbursements.

      The General Fund was projected to be balanced on a cash basis for the 1998-99 fiscal year, however there can be no assurance that the General Fund will remain balanced for the entire fiscal year. Total receipts were projected to be $37.56 billion, an increase of $3.01 billion from the $34.55 billion recorded in 1997-98. The disbursement total projected for fiscal year 1998-99 included $34.36 billion in tax receipts, $1.40 billion in miscellaneous receipts and $1.80 billion in transfers from other funds.

      The transfer of a portion of the surplus recorded in 1997-98 to 1998-99 exaggerates the "real" growth in State receipts from year to year by depressing reported 1997-98 figures and inflating 1998-99 projections. Conversely, the incremental cost of tax reductions newly effective in 1998-99 and the impact of statutes earmarking certain tax receipts to other funds work to depress apparent growth below the underlying growth in receipts attributable to expansion of the State's economy. On an adjusted basis, State tax revenues in the 1998-99 fiscal year were projected to grow at approximately 7.5 percent, following an adjusted growth of roughly nine percent in the 1997-98 fiscal year. Fund disbursements were projected to be $36.78 billion, an increase of $2.43 billion over the total amount disbursed and transferred in the 1997-98 fiscal year.

      SPECIAL REVENUE FUNDS: Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type was expected to comprise approximately 41 percent of total governmental funds receipts and disbursements in the 1998-99 fiscal year, about three-quarters of that activity relates to federally-funded programs.

      Total disbursements for programs supported by Special Revenue Funds were projected at $29.97 billion, an increase of $2.32 billion or 8.4 percent from 1997-98. Federal grants account for approximately three-quarters of all spending in the Special Revenue fund type. Disbursements from federal funds were estimated at $21.78 billion, an increase of $1.12 billion or 5.4 percent. The single largest program in this Fund group is Medicaid, which was projected at $13.65 billion, an increase of $465 million or 3.5 percent above last year. Federal support for welfare programs was projected at $2.53 billion, similar to 1997-98. The remaining growth in federal funds was due primarily to the new Child Health Plus program, estimated at $197 million in 1998-99. This program will expand health insurance coverage to children of indigent families.

      State special revenue spending was projected to be $8.19 billion, an increase of $1.20 billion or 17.2 percent from last year's levels. Most of this projected increase in spending was due to the $704 million cost of the first phase of the STAR program, as well as $231 million in additional operating assistance for mass transportation and $113 million for the State share of the new Child Health Plus program.

      CAPITAL PROJECTS FUNDS: Capital Projects Funds account for the financial resources used in the acquisition, construction or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund and various other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1998-99 fiscal year, activity in these funds was expected to comprise 5.5 percent of total governmental receipts and disbursements.

      Capital Projects Funds spending in fiscal year 1998-99 was projected at $4.14 billion, an increase of $575 million or 16.1 percent from last year. The major components of this expected growth were transportation and environmental programs, including continued increased spending for 1996 Clean Water/Clean Air Bond Act projects and higher projected disbursements from the Environmental Protection Fund (EPF). Another significant component of this projected increase is in the area of public protection, primarily for facility rehabilitation and construction of additional prison capacity.

      DEBT SERVICE FUNDS: Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. These Funds were expected to comprise 3.8 percent of total governmental fund receipts and disbursements in the 1998-99 fiscal year. Receipts in these Funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.

      The Debt Service Fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and other funds established to accumulate moneys for the payment of debt service. Total disbursements from the Debt Service Fund type were estimated at $3.36 billion in 1998-99, an increase of $275 million or 8.9 percent from 1997-98 levels. Of the increase, $102 million was dedicated to transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund. Another $45 million was for education purposes, including State and City University programs financed through the Dormitory Authority of the State of New York (DASNY). The remainder was for a variety of programs in such areas as mental health and corrections and for general obligation financings.

      PRIOR FISCAL YEARS. New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of TRANs. A national recession, followed by the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last six fiscal years, however, the State has recorded balanced budgets on a cash basis, with positive fund balances as described below. There can be no assurance, however, that such trends will continue.

      FISCAL YEAR 1997-98. The State ended its 1997-98 fiscal year on March 31, 1998 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid and other entitlement programs.

      The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance was held in three accounts within the General Fund: the TSRF, the CRF and the CPF. The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.

      General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent.

      FISCAL YEAR 1996-97. The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs.

      The General Fund closing fund balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. Of that amount, $317 million was in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. In addition, $41 million was deposited in the CRF. The remaining $75 million reflected amounts then on deposit in the Community Projects Fund. The General Fund closing fund balance did not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

      General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (including net tax refund reserve account activity). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

      FISCAL YEAR 1995-96. The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus of $445 million, as reported by DOB . The cash surplus was derived from higher-than expected receipts, savings generated through agency cost controls and lower-than-expected welfare spending. The DOB reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

      The General Fund closing Fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in Fund balance is attributable to a $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF and a $9 million deposit to the Revenue Accumulation Fund. The closing Fund balance included $237 million on deposit in the TSRF. In addition, $41 million was on deposit in the CRF. The remaining $9 million reflected amounts then on deposit in the Revenue Accumulation Fund. That Fund was created to hold certain tax receipts temporarily before their deposit to other accounts. The General fund closing balance did not include $678 million in the tax refund reserve account of which $521 million was made available as a result of the LGAC financing program and was refinanced to be on deposit as of March 31, 1996.

      General Fund receipts and transfers from other funds (including net refund reserve account activity) totaled $32.81 billion, which is a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements and transfers totaled $32.68 billion for the 1995-96 fiscal year, which is a decrease of 2.2 percent from 1994-95 levels.

      CASH-BASIS RESULTS FOR THE NON-GENERAL FUNDS OVER THE LAST 3 YEARS. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation and the MTA.

      In the Special Revenue Funds, disbursements increased from $26.26 billion to $27.65 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs.

      Disbursements in the Capital Projects Funds declined from $3.97 billion to $3.56 billion over the last three years, as spending for miscellaneous capital programs decreased, partially offset by increases for mental hygiene, health and environmental programs. The composition of this Fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased.

      Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued costs of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund.

      GAAP-BASIS RESULTS. State law requires the State to update its projected financial results on a GAAP-basis on or before September first of each year.

      PROJECTED GAAP-BASIS RESULTS FOR FISCAL YEAR 1998-99. The State based its GAAP projections on the cash estimates in the First Quarterly Update to the Financial Plan and the actual results for the 1997-98 fiscal year as reported by the State Comptroller on July 28, 1998.

      On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in

1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.

      The 1998-99 GAAP-basis General Fund Financial Plan shows expected tax revenues of $33.1 billion and miscellaneous revenues of $2.6 billion to finance expenditures of $36.1 billion and net financing uses of $156 million. The General Fund accumulated surplus is projected to be $27 million at the end of 1998-99.

      GAAP-BASIS RESULTS FOR FISCAL YEAR 1997-98. The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

      GENERAL FUND. The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

      Revenues increased $617 million (1.8 percent) over the prior fiscal year, with increases in personal income, consumption and use and business taxes. Decreases were reported for other taxes, federal grants and miscellaneous revenues. Personal income taxes grew $746 million, an increase of nearly 4.2 percent. The increase in personal income taxes resulted from strong employment and wage growth and the strong performance by the financial markets during 1997. Consumption and use taxes increased $334 million or 5.0 percent as a result of increased consumer confidence. Business taxes grew $28 million, an increase of
0.5 percent. Other taxes fell primarily because revenue for estate and gift taxes decreased. Miscellaneous revenues decreased $380 million, or 12. 7 percent, due to a decline in receipts from the Medical Malpractice Insurance Association and medical provider assessments.

      Expenditures increased $137 million (0.4 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and social services spending. Education expenditures grew $391 million (3.6 percent) due mainly to an increase in spending for municipal and community colleges. Social services expenditures increased $233 million (2.6 percent) due mainly to program growth. Increases in other State aid spending were offset by a decline in general purpose aid of $235 million (27.8 percent) due to statutory changes in the payment schedule. Increases in personal and non-personal service costs were offset by a decrease in pension contribution of $660 million, a result of the refinancing of the State's pension amortization that occurred in 1997.

      Net other financing sources decreased $841 million (68.2 percent) due to the nonrecurring use of bond proceeds ($769 million) provided by DASNY to pay the outstanding pension amortization liability incurred in 1997.

      SPECIAL REVENUE, DEBT SERVICE AND CAPITAL PROJECTS FUNDS. An operating surplus of $49 million was reported for the Special Revenue Funds for the 1997-98 fiscal year, which increased the accumulated fund balance to $581 million. Revenues rose by $884 million over the prior fiscal year (3.3 percent) as a result of increases in tax and federal grant revenues. Expenditures increased by $795 million (3.3 percent) as a result of increased costs for local assistance grants. Net other financing uses decreased $105 million (3.3 percent).

      Debt Service Funds ended the 1997-98 fiscal year with an operating deficit of $43 million and, as a result, the accumulated fund balance declined to $1.86 billion. Revenues increased $246 million (10.6 percent) as a result of increases in dedicated taxes. Debt service expenditures increased $341 million

(14.4 percent). Net other financing sources increased $89 million (401.3 percent) due primarily to savings achieved through advance refundings of outstanding bonds.

      An operating surplus of $232 million was reported in the Capital Projects Funds for the State's 1997-98 fiscal year and, as a result, the accumulated deficit in this fund type decreased to $381 million. Revenues increased $180 million (8.6 percent) primarily as a result of a $54 million increase in dedicated tax revenues and an increase of $101 million in federal grants for transportation and local waste water treatment projects. Net other financing sources increased by $100 million primarily as a result of a decrease in transfers to certain public benefit corporations engaged in housing programs.

      GAAP-BASIS RESULTS FOR FISCAL YEAR 1996-97. The State completed its 1996-97 fiscal year with a combined governmental funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in the Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.

      GENERAL FUND. The State reported a General Fund operating surplus of $1.93 billion for the 1996-97 fiscal year, as compared to an operating surplus of $380 million for the prior fiscal year. The 1996-97 fiscal year GAAP operating surplus reflects several major factors, including the cash basis operating surplus, the benefit of bond proceeds which reduced the State's pension liability, an increase in taxes receivable of $493 million, and a reduction in tax refund liabilities of $196 million. This was offset by an increased payable to local governments of $244 million.

      Revenues increased $1.91 billion (nearly 6.0 percent) over the prior fiscal year with increases in all revenue categories. Personal income taxes grew $620 million, an increase of nearly 3.6 percent, despite the implementation of scheduled tax cuts. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1996. Consumption and use taxes increased $179 million or 2.7 percent as a result of increased consumer confidence. Business taxes grew $268 million, an increase of
5.6 percent, primarily as a result of the strong financial markets during 1996. Other taxes increased primarily because revenues from estate and gift taxes increased. Miscellaneous revenues increased $743 million, a 33.1 percent increase, because of legislated increases in receipts from the Medical Local Practice Insurance Association and from medical provider assessments.

      Expenditures increased $830 million (2.6 percent) from the prior fiscal with the largest increase occurring in pension contributions and State aid for education spending. Pension contribution expenditures increased $514 million (198.2 percent), primarily because the State paid off its 1984-85 and 1985-86 pension amortization liability. Education expenditures grew $351 million (3.4 percent), due mainly to an increase in spending for support for public schools and physically handicapped children, offset by a reduction in spending for municipal and community colleges. Modest increases in other State aid spending was offset by a decline in social services expenditures of $157 million (1.7 percent). Social services spending continues to decline because of cost containment strategies and declining caseloads.

      Net other financing sources increased $475 million (62.6 percent), due mainly to bond proceeds provided by the Documentary Authority of the State of New York (DASNY) to pay the outstanding pension amortization, offset by elimination of prior year LGAC proceeds.

      SPECIAL REVENUE, DEBT SERVICE AND CAPITAL PROJECTS FUNDS. An operating surplus of $65 million was reported for the Special Revenue Funds for the 1996-97 fiscal year, increasing the accumulated fund balance to $532 million. Revenues increased $583 million over the prior fiscal year (2.2 percent) as a result of increases in tax and lottery revenues. Expenditures increased $384 million (1.6 percent) as a result of increased costs for departmental operations. Net other financing sources decreased $275 million (8.0 percent), primarily because of declines in amounts transferred to other funds.

      Debt Service Funds ended the 1996-97 fiscal year with an operating deficit of $37 million and, as a result, the accumulated fund balance declined to $1.90 billion. Revenues increased $102 million (4.6 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $47 million (2.0 percent). Net other financing sources decreased $277 million (92.6 percent) due primarily to an increase in payments on advance refundings.

      An operating surplus of $98 million was reported in the Capital Projects Funds for the State's 1996-97 fiscal year, and, as a result, the accumulated fund deficit decreased to $614 million. Revenues increased $100 million (5.0 percent) primarily because a larger share of the real estate transfer tax was shifted to the Environmental Protection Fund and federal grant revenues increased for transportation and local waste water treatment projects. Expenditures decreased $359 million (10.0 percent) because of declines in capital grants for education, housing and regional development programs and capital construction spending. Net other financing sources decreased by $637 million as a result of a decrease in proceeds from financing arrangements.

      GAAP-BASIS RESULTS FOR FISCAL YEAR 1995-96. The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million, offset in part by an operating deficit of $409 million in the Special Revenue Funds.

      GENERAL FUND. The State reported a General Fund operating surplus of $380 million for the 1995-96 fiscal year, as compared to an operating deficit of $1.43 billion for the prior fiscal year. The 1995-96 fiscal year surplus reflects several major factors, including the cash-basis surplus and the benefit of $529 million in LGAC Bond Annual Information Statement June 26, 1998 proceeds which were used to fund various local assistance programs. This was offset in part by a $437 million increase in tax refund liability primarily resulting from the effects of ongoing tax reductions and (to a lesser extent) changes in accrual measurement policies, and increases in various other expenditure accruals.

      Revenues increased $530 million (nearly 1.7 percent) over the prior fiscal year with an increase in personal income taxes and miscellaneous revenues offset by decreases in business and other taxes. Personal income taxes grew $715 million, an increase of 4.3 percent. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1995. Business taxes declined $295 million or 5.8 percent, resulting primarily from changes in the tax law that modified the distribution of taxes between the General Fund and other fund types, and reduced business tax liability. Miscellaneous revenues increased primarily because of an increase in receipts from medical provider assessments.

      Expenditures decreased $716 million (2.2 percent) from the prior fiscal year with the largest decrease Occurring in State aid for social services program and State operations spending. Social services expenditures decreased $739 million (7.5 percent) due mainly to implementation of cost containment strategies by the State and local governments, and reduced caseloads. General purpose and health and environment expenditures grew $139 million (20.2 percent) and $121 million (33.3 percent), respectively. Health and environment spending increased as a result of increases enacted in 1995-96. In State operations, personal service costs and fringe benefits declined $241 million (3.8 percent) and $55 million (3.6 percent), respectively, due to staffing reductions. The decline in non-personal service costs of $170 million (8.6 percent) was caused by a decline in the litigation accrual. Pension contributions increased $103 million (66.4 percent) as a result of the return to the aggregate cost method used to determine employer contributions.

      Net other financing sources nearly tripled, increasing $561 million, due primarily to an increase in bonds issued by LGAC, a transfer from the Mass Transportation Operating Assistance Fund and transfers from public benefit corporations.

      SPECIAL REVENUE, DEBT SERVICE AND CAPITAL PROJECTS FUNDS. An operating deficit of $409 million was reported for Special Revenue Funds for the 1995-96 fiscal year which deceased the accumulated fund balance to $532 million. Revenues increased $1.45 billion over the prior fiscal year (5.8 percent) as a result of increases in federal grants and lottery revenues. Expenditures increased $1.21 billion (5.4 percent) as a result of increased costs for social services programs and an increase in the distribution of lottery proceeds to school districts. Other financing uses increased $693 million (25.1 percent) primarily because of an increase in federal reimbursements transferred to other funds.

      Debt Service Funds ended the 1995-96 fiscal year with an operating surplus of over $185 million and, as a result, the accumulated fund balance increased to $1.94 billion. Revenues increased $10 million (0.5 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $201 million (9.5 percent). Net other financing sources increased threefold to $299 million, due primarily to increases in patient reimbursement revenues.

      An operating surplus of $276 million was reported in the Capital Projects Funds for the State's 1995-96 fiscal year and, as a result, the accumulated deficit fund balance in this fund type decreased to $712 million. Revenues increased $260 million (14.9 percent) primarily because a larger share of the petroleum business tax was shifted from the General Fund to the Dedicated Highway and Bridge Trust Fund, and due to an increase in federal grant revenues for transportation and local waste water treatment projects. Capital Projects Funds expenditures increased $194 million (5.7 percent) in State fiscal year 1995-96 because of increased expenditures for education and health and environmental projects. Net other financing sources increased by $577 million as a result of an increased in proceeds from financing arrangements.

      Due to changing economic conditions and information, public statements or reports regarding the State Financial Plan and its constituent funds may be released by the Governor, members of the Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially and adversely from the information provided herein.

      STATE FINANCIAL PLAN CONSIDERATIONS. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. For example, various proposals relating to federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

      The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

      Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

      Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

      NATIONAL AND STATE ECONOMIC OUTLOOKS. The information below summarizes the national and State economic situation and outlook upon which projections of receipts and certain disbursements were made for the 1998-99 Financial Plan.

      U.S. ECONOMY. The national economy grew strongly during the first quarter of 1998 but slowed sharply in the second quarter, with the real growth rate falling from 5.5 percent to 1.8 percent. Although continued moderation is expected during the second half of the year, the annual growth rate for 1998 is projected to be 3.4 percent. However, the slowing of growth within the domestic economy, the contraction of export markets in many parts of the world and the lack of inflationary pressure has encouraged the Federal Reserve Board ("FRB") to commence a policy of gradually decreasing short-term interest rates. Nominal GDP is expected to grow about 4.6 percent in 1998, more than a percentage point slower than in 1997. Inflation, as measured by the Consumer Price Index, is expected to be 1.7 percent in 1998. The annual rate of job growth is expected to be 2.5 percent in 1998. The rate of growth of wages in 1998 will be 6.7 percent. In line with the general slowdown of the overall economy that has occurred during the year, personal income growth is projected to decline from 5.6 percent in 1997 to 5.0 percent in 1998.

      The current outlook for the nation has deteriorated modestly from the Budget Division's July forecast, with weaker real and nominal growth now anticipated and a general weakening of the business profits picture for the balance of the fiscal year. There are, however, uncertainties inherent in any economic forecast. Consumer or business spending could be weaker than expected, due, perhaps to further significant declines in corporate profits or equity values. Additionally, the international economic and financial disruptions currently being felt around the globe could worsen or take longer than anticipated to subside. The result could be a sharp, additional reduction in domestic economic growth. Indeed, several private sector forecasters have indicated a heightened risk of a national recession beginning in 1999. Under that scenario, the FRB would be likely to lower short-term interest rates faster and further than expected in an effort to reignite the nation's economic engines. Alternatively, but less likely, the pace of US economic growth could be faster if productivity or consumer spending becomes stronger than anticipated, or if the economies of many of the countries of Asia and Latin America recover more quickly than expected. If such growth, or a rapid rise in labor, health or energy costs, awakens long-dormant inflationary pressures, the FRB may reverse its current position and raise interest rates.

      NEW YORK ECONOMY. The healthy growth that has characterized the New York economy continued during the first three-quarters of 1998. According to seasonally-adjusted employment data from the State Labor Department, New York has added over 90,000 private-sector jobs since December 1997 and over 370,000 since December 1994. The service sector accounted for 60,000 of the 1998 increase and trade added about 15,000. The unemployment rate was 5.5 percent in September and remains above the national rate, as it has since 1991. The State's current rate, however, is 0.9 percentage points below the level in September 1997.

      Compared with the July forecast, the DOB's current employment, income and wage outlook is slightly higher for 1998. The forecast calls for employment to increase about 2.0 percent in 1998. Personal income should increase about 5.0 percent in 1998 based on wage growth of around 6.2 percent.

      The forecast for New York is subject to the same uncertainties as the national forecast, as well as some specific to New York. The securities industry is more important to the New York economy than to the national economy and, therefore, a large change in financial market performance during the forecast horizon could result in wage and employment levels that are significantly different from those embodied in the forecast.

      New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its work force engaged in manufacturing and an increasing proportion engaged in service industries. The following paragraphs summarize the state of major sectors of the New York economy:

            SERVICES: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

            MANUFACTURING: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

            TRADE: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

            FINANCE, INSURANCE AND REAL ESTATE: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all non-farm labor and proprietors' income.

            AGRICULTURE: Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

            GOVERNMENT: Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

      Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by income, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector.

      In the calendar years 1987 through 1996, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the US Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988.

      State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because the City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

      Financial Plan Updates. The State is required to issue Financial Plan updates to the cash-basis State Financial Plan in July, October, and January, respectively. These quarterly updates reflect analysis of actual receipts and disbursements for each respective period and revised estimates of receipts and disbursements for the then current fiscal year.

      THE JULY UPDATE. The State published first update to the cash basis 1998-99 State Financial Plan on July 30, 1998 (the "July Update"). In the update, the State continued to project that the State Financial Plan for 1998-99 would remain in balance. The State made several revisions to the receipt estimates in the financial Plan formulated with the enacted budget, which had the net effect of increasing projected General fund receipts for 1998-99 to a total of $37.81 billion, up $250 million from its original projection. The State made no change to the disbursement projections in the 1998-99 financial Plan, which it estimated at $36.78 billion for the 1998-99 fiscal year. The additional receipts boosted the State's projected reserve for future needs to $1.01 billion, an increase of $250 million from the June projections. The projected closing balance in the General fund of $1.67 billion reflected the reserve for future needs of $1.10 billion, a balance of $400 million in the Tax Stabilization Reserve fund, a balance of $100 million in the Contingency Reserve fund (after a deposit of 432 million during the current fiscal year) and $158 million in the Community Projects fund.

      THE MID-YEAR UPDATE. The State issued its second update to the cash-basis 1998-99 State Financial Plan (the "Mid-Year Update") on October 30, 1997. The State ended the first six months of the 1998-99 fiscal year with a General Fund cash balance of $5.02 billion, some $143 million higher than projected in the cash flow accompanying te July Update to the Financial Plan.

      RECEIPTS: Total receipts, including transfers from other funds, grew to
419.7 billion, through September approximately 452 million higher than expected. This increase is comprised of additional tax revenues (approximately 422 million) and transfers from other funds ($30 million).

      DISBURSEMENTS: Total spending through the first six months of the fiscal year was $16.27 billion, or $91 million lower than projected. This variance results primarily from higher spending in Grants to Local Government ($27 million), offset by lower spending in State Operations ($124 million). These variances are timing-related and should not affect total disbursements for the fiscal year.

      GENERAL FUND RECEIPTS: Total receipts for 1998-99 are projected to reach $37.84 billion, an increase of $29 million from the amount projected in July. Of the $37.84 billion in total receipts, taxes are projected at over $34.5 billion, miscellaneous receipts at over 41.47 billion and transfers from other funds at over $1.86 billion. Anticipated tax receipts have been reduced slightly, but expected miscellaneous receipts and transfers from other funds have been increased by enough to produce the net $29 million increase in overall collections.

      PERSONAL INCOME TAX: Total income tax receipts are projected to reach $21.44 billion, $29 million above the amount expected in July, and nearly $3.7 billion above the amount reported for 1997-98. The net increase from the July forecast is attributable to modest upward revisions in estimated 1997 liability as partially offset by slightly weaker expectations for collections on current year liability for the balance of the current year. The current estimate reflects an anticipated deterioration in the growth of financial sector bonuses and the resultant impact on withholding.

      While gross collections under this tax are expected to grow approximately 10 percent from 1997-98, the exceptional year-to-year change in the estimate of receipts from this source is still significantly attributable to the movement of the General Fund surplus available at the end of 1997-98 into the current fiscal year. The approximately $2.4 billion impact on the year-over-year change that results from the surplus swing is only partially offset by the planned diversion of slightly over $700 million in income tax receipts to the School Tax Relief
(STAR) Fund in the current year to fund statewide school property tax relief for senior citizens.

      USER TAXES AND FEES: Receipts from user taxes and fees are expected to total $7.21 billion, down $3 million fro the amount projected in July, and approximately $170 million above the amount reported for 1997-98. The reduction in estimated collections from the July forecast is largely the result of lower anticipated sales and use tax collections as partially offset by modestly higher forecasts of receipts from the cigarette, beverage and motor fuel taxes and from motor vehicle fees.

      The modest downward revision in anticipated sales tax receipts is largely attributable to small reductions in the expected consumption of taxable goods over the balance of the fiscal year. The small upward revisions in the remaining sources noted above largely reflect collection experience through the first half of the year.

      BUSINESS TAXES: Business tax collections, reflecting collection experience in September and reduced expectations for profits in the balance of the year, are expected to reach $4.79 billion, some $157 million below the amount anticipated in the July plan. The revised estimate for 1998-99 is some $257 million below the amount recorded for the 1997-99 fiscal year.

      The largest revision in this category from the July forecast is a $88 million reduction in anticipated receipts from the bank tax, reflecting both a lower 1997 liability base than estimated in July as well as lower expected bank earnings in the current year. Receipts expected under the State's general business tax, the insurance tax and the corporation and utility tax were also revised down, reflecting year-to-date collection experience, a weakening profits outlook and, in the case of the utility levy, continued moderate weather.

      OTHER TAXES: Receipts from other taxes are projected at $1,072 million, an increase of $53 million from the July forecast, largely on the basis of higher-than-projected estate tax receipts in September. Despite the new, higher forecast, the revised estimate for the current fiscal year represents a year-over-year net decline of $22 million from actual results in 1997-98.

      Miscellaneous Receipts and Transfers from other Funds: Miscellaneous receipts are projected to reach $1.47 billion, an increase of some $70 million from the amount anticipated in July, largely as a result of higher investment income received during the first six months of the year and expected for the balance of 1998-99. The revised estimate for the current year is still some $124 million below the amount recorded in the category in the preceding fiscal year.

      Transfers from other funds are expected to be over $1.86 billion, including $1.54 billion as the portion of sales tax receipts that flows to the General Fund after meeting the debt service requirements of the LGAC. Total receipts in this category are expected to be some $37 million higher than projected in July, largely as a result of a $49 million increase in the estimate of real estate transfer tax receipts available to be transferred to the General Fund. The upward revision largely reflects the burst of commercial sales in the New York City real estate market. The estimate of receipts available to be transferred from LGAC has been reduced by nearly $12 million, mirroring the reduction expected in the estimate of sales tax received directly in the General Fund. The estimate of available transfers from other funds is now some $156 million below the amount transferred in 1997-99.

      GENERAL FUND DISBURSEMENTS. The State is making no revisions to its July disbursement estimates, with projected General Fund disbursements for the year still expected to total $36.78 billion. The State believes year-to-date disbursements and the trends underlying its yearly spending estimates remain consistent with the July update and it does not anticipate any changes that would alter total projected disbursements for the year.

      GRANTS TO LOCAL GOVERNMENTS: The State continues to project disbursements of $25.14 billion for the year, an increase of $1.88 billion over 1997-99. An $830 million increase in cash disbursements for school aid over the prior year is responsible for nearly half the year-over-year growth in this category. Other significant increases include Medicaid ($144 million), handicapped education programs ($108 million) and children and families programs ($66 million).

      School aid is the largest program in terms of total spending in this category, with disbursements of $9.7 billion expected in 1998-99. It is followed by Medicaid ($5.6 billion), welfare ($1.6 billion), services for children and families ($927 million) and general purpose aid to local governments ($837 million).

      STATE OPERATIONS: This category accounts for the costs of running State agencies. The State estimates $6.7 billion in spending for State Operations, $511 million higher than 1997-98. This year-to-year growth reflects the continuing phase-in of wage increase under existing collective bargaining agreements, the impact of binding arbitration settlements, and the costs of funding an extra payroll in 1998-99.

      GENERAL STATE CHARGES: spending in this category, which accounts primarily for fringe benefits of State employees, is projected to total $2.22 billion in 1998-99, a modest decrease from 1997-99.

      DEBT SERVICE: Short and long-term debt service is projected at $2.14 billion, an increase of $111 million over 1997-98. For the first time, the State plans to make a $50 million deposit to the Debt Reduction Reserve Fund.

      CAPITAL PROJECTS AND ALL OTHER TRANSFERS: Spending in this category is estimated at $592 million, a decrease of $61 million over 1997-98, reflecting the non-recurring nature of certain items included in the prior fiscal year.

      FUND BALANCE. The Financial Plan now projects a closing balance in the General Fund of $1.7 billion. The balance is comprised of the $1.04 billion reserve for future needs, $400 million in the Tax Stabilization Reserve Fund, $100 million in the Contingency Reserve Fund (after a planned deposit of $32 million in 1998-99) and $158 million in the Community Projects Funds.

      OTHER GOVERNMENTAL FUNDS. Total spending from All Governmental Funds is projected at $71.54 billion, unchanged from the July estimate. Spending is projected at $34.07 billion for the General Fund (excluding transfers), $29.98 billion for the Special Revenue Funds, $4.14 billion for the Capital Projects Funds, and $3.36 billion for the Debt Service Funds.

      State Funds spending is estimated to total $48.58 billion. Consistent with the General Fund and All Governmental Funds, the State is making no change to the State Funds disbursement estimate in the July update. The State believes year-to-date disbursements and the trends underlying its yearly spending estimates remain consistent with the July update and its does not foresee any changes that would significantly alter total projected disbursements for either All Funds or State Funds for the year.

      RELEVANT NEWS. On August 22, 1996, the President signed the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "1996 Welfare Act"). This new law made significant changes to welfare and other benefit programs. Major changes included conversion of AFDC into the TANF block grant to states, new work requirements and durational limits on recipients of TANF and limits on assistance provided to immigrants. City expenditures as a result of welfare reform are estimated in the Financial Plan at $49 million in fiscal year 1998, $45 million in fiscal year 1999, $38 million in fiscal year 2000 and $44 million in fiscal year 2001. In addition, the City's naturalization initiative, CITIZENSHIP NYC, will assist immigrants made ineligible under Federal law to regain eligibility for benefits, by helping them through the application process for citizenship. The Financial Plan assumes that 75% of those immigrants who otherwise would have lost benefits will become citizens, resulting in projected savings to the City in public assistance expenditures of $6 million in fiscal year 1999, $24 million in fiscal year 2000 and $25 million in fiscal year 2001. Federal legislation enacted August 5, 1997, reinstated eligibility for even more immigrants currently on the rolls than projected. The outyear estimates made by OMB are preliminary and depend on a variety of factors, which are impossible to predict, including the implementation of workfare and child care programs modified by newly enacted State law, the impact of possible litigation challenging the law, and the impact of adverse economic developments on welfare and other benefit programs. In accordance with the Federal welfare reform law, the Governor submitted a State plan to the Federal government and such plan was deemed complete as of December 2, 1996. New York State's welfare reform, bringing the State into compliance with the 1996 Welfare Act and making changes to the Home Relief program, was signed into law on August 20, 1997. The Governor submitted an amended State plan to the Federal government, reflecting these changes, on September 20, 1997. Implementation of the changes at the State level will in part determine the possible costs or savings to the City. It is expected that OMB's preliminary estimates of potential costs will change, based on new policies to be developed by the State and City with respect to benefits no longer funded as Federal entitlements.

      On September 11, 1997, the State Comptroller released a report entitled "The 1997-98 Budget: Fiscal Review and Analysis" in which he identified several risks to the State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $1.5 billion for the State's 1998-99 fiscal year and approximately $3.4 billion for the State's 1999-00 fiscal year. The 1998-99 fiscal year estimate by the State Comptroller is within the range discussed by the Division of the Budget in the section entitled "Outyear Projections of Receipts and Disbursements" in the Annual Information Statement of August 15, 1997. Any increase in the 1997-98 reserve for future needs would reduce this imbalance further and, based upon results to date, such an outcome is considered possible. In addition, the Comptroller identified risks in future years from an economic slowdown and from spending and revenue actions enacted as a part of the 1997-98 budget that will add pressure to future budget balance. The Governor is required to submit a balanced budget each year to the State Legislature.

      On August 11, 1997 President Clinton exercised his line item veto powers to cancel a provision in the Federal Balanced Budget Act of 1997 that would have deemed New York State's health care provider taxes to be approved by the federal government. New York and several other states have used hospital rate assessments and other provider tax mechanisms to finance various Medicaid and health insurance programs since the early 1980s. The State's process of taxation and redistribution of health care dollars was sanctioned by federal legislation in 1987 and 1991. However, the federal Health Care Financing Administration
(HCFA) regulations governing the use of provider taxes require the State to seek waivers from HCFA that would grant explicit approval of the provider taxing system now in place. The State filed the majority of these waivers with HCFA in 1995 but has yet to receive final approval.

      The Balanced Budget Act of 1997 provision passed by Congress was intended to rectify the uncertainty created by continued inaction on the State's waiver requests. A federal disallowance of the State's provider tax system could jeopardize up to $2.6 billion in Medicaid reimbursement received through December 31, 1998. The President's veto message valued any potential disallowance at $200 million. The 1997-98 Financial Plan does not anticipate any provider tax disallowance.

      On October 9, 1997 the President offered a corrective amendment to the HCFA regulations governing such taxes. The Governor has stated that this proposal does not appear to address all of the State's concerns, and negotiations are ongoing between the State and HCFA. In addition, the City of New York and other affected parties in the health care industry have filed a lawsuit challenging the constitutionality of the President's line item veto.

      On July 31, 1997, the New York State Tax Appeals Tribunal delivered a decision involving the computation of itemized deductions and personal income taxes of certain high income taxpayers. By law, the State cannot appeal the Tribunal's decision. The decision will lower income tax liability attributable to such taxpayers for the 1997 and earlier open tax years, as well as on a prospective basis.

      RATINGS AGENCIES. On October 6, 1998, Moody's Investors Service, Inc. ("Moody's") confirmed its New York State general obligation bond rating of single-A2. On April 20, 1998, New York's general obligation bond ratings were the lowest of any state, except Louisiana. Moody's had rated New York State at A2, Standard & Poor's ("S&P") had given it an A and Fitch IBCA ("Fitch") had assigned it an A-plus.

      On August 28, 1997, S&P revised its ratings on the State's general obligation bonds to A from A-, and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P rated the State's general obligation bonds AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987. In March 1990, S&P lowered its rating of all of the State's general obligation bonds from AA- to A. On January 13, 1992, S&P lowered its rating on the State's general obligation bonds from A to A-, and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On April 26, 1993 S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P revised its outlook on the State's general obligation bonds to positive and, on August 5, 1996, confirmed its A- rating.

      On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness. On June 6, 1990, Moody's changed its ratings on all of the State's outstanding general obligation bonds from A1 to A, the rating having been A1 since May 27, 1986. On November 12, 1990, Moody's confirmed the A rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1.

      AUTHORITIES. The fiscal stability of the State is related in part to the fiscal stability of its public authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. As of September 30, 1996 there were 17 public authorities that had outstanding debt of $100 million or more each, and the aggregate outstanding debt, including refunding bonds, of all state public authorities was $75.4 billion.

      There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units and charges for occupancy at medical care facilities.

      In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance.

      Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to carry out mass transit and commuter services.

      The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The New York State HFA, the New York State Urban Development Corporation and certain other Authorities have in the past required and continue to require substantial amounts of assistance from the State to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain other statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

      METROPOLITAN TRANSPORTATION AUTHORITY. The MTA oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend for operating support upon a system of State, local government and TBTA support, and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

      Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993 the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1997-98 fiscal year, total State assistance to the MTA is projected to total approximately $1.2 billion, an increase of $76 million over the 1996-97 fiscal year.

      State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board approved the 1995-99 Capital Program. This plan supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

      There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

      LOCALITIES. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1998-99 fiscal year.

      Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

      Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

      Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

      MUNICIPAL INDEBTEDNESS. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State other than the City was approximately $19.0 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

      From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

      LITIGATION. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve: (i) employee welfare benefit plans where plaintiffs are seeking a declaratory judgment nullifying on the ground of federal preemption provisions of Section 2807-c of the Public Health Law and implementing regulations which impose a bad debt and charity care allowance on all hospital bills and a 13 percent surcharge on inpatient bills paid by employee welfare benefit plans; (ii) several challenges to provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology; (iii) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central and upstate New York; (iv) challenges to the practice of using patients' Social Security benefits for the costs of care of patients of State Office of Mental Health facilities; (v) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (vi) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (vii) alleged responsibility of the State Department of

Environmental Conservation for a plaintiff's inability to complete construction of a cogeneration facility in a timely fashion and the damages suffered thereby;
(viii) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (ix) a challenge to the constitutionality of petroleum business tax assessments authorized by Tax Law SS 301; (x) an action for reimbursement from the State for certain costs arising out of the provision of preschool services and programs for children with handicapping conditions, pursuant to Sections 4410 (10) and (11) of the Education Law; (xi) a challenge to the constitutionality of the Clean Water/Clean Air Bond Act of 1996 and its implementing regulations; (xii) two challenges to regulations promulgated by the Superintendent of Insurance that established excess medical malpractice premium rates for the 1986-87 through 1996-97 fiscal years; and (xiii) an action to compel the State to enforce sales and excise taxes imposed on tobacco products and motor fuel sold to non-Indian customers on Indian reservations.

      Adverse developments in the proceedings described above or the initiation of new proceedings could affect the ability of the State to maintain balanced 1997-98 and 1998-99 State Financial Plans. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1997, the State reports its estimated liability for awards and anticipated unfavorable judgments at $364 million. There can be no assurance that an adverse decision in any of the above cited proceedings would not exceed the amount that the 1997-98 and 1998-99 State Financial Plans reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain balanced plans.

                                  NEW YORK CITY

      The fiscal health of the State may also be particularly affected by the fiscal health of the City, which continues to require significant financial assistance from the State. Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve balances operating result for the 1998-99 fiscal year, there can be no assurance that the gap closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional state aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could also adversely affect the City's economic base. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1st Statutory deadline or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or revenues. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. Current law requires the City to prepare four-year annual financial plans, which are reviewed and revised on a quarterly basis and includes capital, revenue, and expense projections and outlines proposed gap-closing for the years with projected budget gaps. An annual financial report for its most recent completed fiscal year is prepared at the end of October of each year. The City's current financial plan update before discretionary transfers and budget gaps for each of the 2001 and 2002 fiscal years.

      In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period.

      Currently, the City and its "Covered Organizations" (i.e., those which receive or may receive money from the City directly, indirectly or contingently) operate under a four-year financial plan (the "City Financial Plan"), which the City prepares annually and updates periodically and which includes the City's capital revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

      Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

      The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's financial plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements for, and financial plan compliance by, the City and its Covered Organizations. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ("IBO") has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.

      THE 1999-2002 FINANCIAL PLAN. For the 1997 fiscal year, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results, after discretionary transfers, in accordance with GAAP. The 1997 fiscal year is the seventeenth year that the City has achieved an operating surplus, before discretionary transfers, and balanced operating results, after discretionary transfers.

      The most recent quarterly modification to the City's financial plan for the 1998 fiscal year, submitted to the Control Board on June 23, 1998 (the "1998 Modification"), projects a balanced budget in accordance with GAAP for the 1998 fiscal year.

      One June 26, 1998, the City released the Financial Plan for the 1999-2002 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan reflects changes since the June 1997 Financial Plan, including changes as a result of the City's expense and capital budgets for the 1999 fiscal year, which were adopted in June, 1998, and changes subsequent to the adopted budget. The Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and projects gaps of $1.9 billion, $2.7 billion and $2.3 billion for the 2000 through 2002 fiscal years, respectively, after implementation of a gap closing program to reduce agency expenditures by approximately $380 million in each of fiscal years 2000 through 2002.

      Changes since the June 1997 Financial Plan include: (i) an increase in projected tax revenue of $1.1 billion, $955 million, $897 million and $1.7 billion in the 1999 through 2002 fiscal years, respectively; (ii) a reduction in assumed State aid of between $134 million and $142 million in each of the 1999 through 2002 fiscal years, reflecting the adopted budget for the State's 1998 fiscal year; (iii) a delay in the assumed collection of $350 million of projected rent payments for the City's airports in the 1999 fiscal year to fiscal years 2000 through 2002; (iv) a reduction in projected debt service expenditures totaling $419 million, $204 million and $226 million in the 1999 through 2001 fiscal years, respectively; (v) an increase in the Board of Education (the "BOE") spending of $345 million, $41 million, $73 million and $208 million in the 1999 through 2002 fiscal years, respectively; (vi) an increase in expenditures for the City's proposed drug initiatives totaling between $167 million and $193 million in each of the 1999 through 2002 fiscal years; (vii) other agency net spending initiatives totaling $679 million, $487 million, $492 million and $896 million in fiscal years 1999 through 2002, respectively; and (viii) increased pension costs of $127 million in the 1999 fiscal year and reduced pension costs of $254 million in fiscal years from additional agency actions totaling $1.1 billion, $936 million, $910 million and $962 million in fiscal years 1999 through 2002, respectively, including the approximately $380 million gap closing program for each of fiscal years 2000 and 2002.

      The 1998 Modification and the 1999-2002 Financial Plan include proposed discretionary transfers in the 1998 fiscal year of approximately $2.0 billion to pay certain debt service costs and subsidies due in the 1999 fiscal year, and a proposed discretionary transfer in the 1999 fiscal year of $465 million to pay debt service due in fiscal year 2000. In addition, the Financial Plan reflects enacted and proposed tax reduction programs totaling $975 million, $1.172 billion and $1.259 billion in fiscal years 2000 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, the expiration of the 12.5% personal income tax surcharge on December 31, 1998, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for resident holders of Subchapter S corporations starting in fiscal year 2000, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.

      The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $172 million, $500 million and $514 million in the 2000, 2001 and 2002 fiscal years, respectively, and the expiration of the 12.5% personal income tax surcharge on December 31, 1998, the expiration of which is projected to reduce revenue by $201 million, $546 million, $568 million and $593 million in the 1999 through 2002 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $15 million, $365 million, $155 million and $185 million in the 1999 through 2002 fiscal years, respectively, which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State and Federal approval of the State and Federal gap-closing actions assumed in the Financial Plan. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

      On June 5, 1998, the City Council adopted a budget which re-allocated expenditures from those provided in the Executive Budget in the amount of $409 million. The re-allocated expenditures, which include $116 million from the Budget Stabilization Account, $82 million from debt service, $45 million from pension contributions, $54 million from social services spending and $112 million from other spending, were re-allocated to uses set forth in the City Council's adopted budget. Such uses include a revised tax reduction program at a revenue cost in the 1999 fiscal year of $45 million, additional expenditures for various programs of $199 million and provision of $165 million to retire high interest debt. The revised tax reduction program in the City Council's adopted budget assumes the expiration of the 12.5% personal income tax surcharge, rather than the implementation of the personal income tax reduction program proposed in the Executive Budget.

      On June 5, 1998, in accordance with the City Charter, the Mayor certified to the City Council revised estimates of the City's revenues (other than property tax) for fiscal year 1999. Consistent with this certification, the property tax levy was estimated by the Mayor to require an increase to realize sufficient revenue from this source to produce a balanced budget within generally accepted accounting principles. On June 8, 1998, the City Council adopted a property tax levy that was $237.7 million lower than the levy estimated to be required by the Mayor. The City Council, however, maintained that the revenue to be derived from the levy it adopted would be sufficient to achieve a balanced budget because the property tax reserve for uncollectibles could be reduced. Property tax bills for fiscal year 1999 were mailed by the City's Department of Finance at the rates adopted by the City Council for fiscal year 1998, subject to later adjustment. The City Charter provides for this procedure in the event, as is the case this year, that budget adoption has not been completed by June 5.

      On June 10, 1998, the Mayor vetoed $196 million of spending added in the expense budget adopted by the City Council and $315 million added in the capital budget adopted by the City Council. On June 16, 1998, the City Council voted to override the Mayor's vetoes. For a description of the respective roles of the Mayor and the City Council in the budget adoption process, see "Section III:
Government and Financial Controls--City Financial Management, Budgeting and Controls."

      COLLECTIVE BARGAINING AGREEMENTS. The Financial Plan reflects the costs of the settlements and arbitration awards with the United Federation of Teachers ("UFT"), a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37") and other bargaining units, which together represent approximately 97% of the City's workforce, and assumes that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. These contracts are approximately five years in length and have a total cumulative net increase of 13%. Assuming the City reaches similar settlements with its remaining municipal unions, the cost of all settlements for all City-funded employees, as reflected in the Financial Plan, would total $459 million and $1.2 billion in the 1998 and 1999 fiscal years, respectively, and exceed $2 billion in every fiscal year after the 1999 fiscal year. See "Section VII: 1999-2002 Financial Plan--Assumptions--Expenditure Assumptions--1. Personal Service Costs". The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

      ASSUMPTIONS. The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999 and the extension of which is projected to provide revenue of $168 million, $507 million, and $530 million in the 2000, 2001, and 2002 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 the extension of which is projected to provide revenue of $187 million, $531 million and $554 million, and $579 million in the 1999 through 2002 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $365 million, $175 million, $170 million, and $70 million in the 1999 through 2002 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State approval of the repeal of the Wicks law relating to contracting requirements for City construction projects and the additional State funding assumed in the Financial Plan, and State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan. It is expected that the Financial Plan will engender public debate which will continue through the time the budget is scheduled to be adopted in June 1998, and that there will be alternative proposals to reduce taxes (including the 12.5% personal income tax surcharge) and increase in spending. Accordingly, the Financial Plan may be changed by the time the budget for the 1999 fiscal year is adopted. Moreover, the Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

      The City's Financial Plan is based on numerous additional assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1998 through 2002 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the City Financial Plan and to take various other actions to assist the City; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the City Financial Plan; the impact on the City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Mepdicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

      The Governor presented his 1998-1999 Executive Budget to the Legislature on January 20, 1998. In recent years, however, the State has failed to adopt a budget prior to the beginning of the fiscal year. A prolonged delay in the adoption of the State's budget beyond the statutory April 1 deadline without interim appropriations could delay the projected receipt of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

      CITY EMPLOYEES. Substantially all of the City's full-time employees are members of labor unions. The Financial Emergency Act requires that all collective bargaining agreements entered into by the City and the Covered Organizations be consistent with the City's current financial plan, except for certain awards arrived at through impasse procedures. During a Control Period, and subject to the foregoing exception, the Control Board would be required to disapprove collective bargaining agreements that are inconsistent with the City's current financial plan.

      Under applicable law, the City may not make unilateral changes in wages, hours or working conditions under any of the following circumstances: (i) during the period of negotiations between the City and a union representing municipal employees concerning a collective bargaining agreement; (ii) if an impasse panel is appointed, then during the period commencing on the date on which such panel is appointed and ending sixty days thereafter or thirty days after it submits its report, whichever is sooner, subject to extension under certain circumstances to permit completion of panel proceedings; or (iii) during the pendency of an appeal to the Board of Collective Bargaining. Although State law prohibits strikes by municipal employees, strikes and work stoppages by employees of the City and the Covered Organizations have occurred.

      The 1998-2002 Financial Plan projects that the authorized number of City-funded employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will decrease from an estimated level of 204,685 on June 30, 1998 to an estimated level of 203,987 by June 30, 2002, before implementation of the gap closing program outlined in the City Financial Plan.

      Contracts with all of the City's municipal unions expired in the 1995 and 1996 fiscal years. The City has reached settlements with unions representing approximately 86% of the City's work force. The City Financial Plan reflects the costs of the settlements and assumes similar increases for all other City-funded employees. The terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement.

      The City's pension expenditures for the 1998 fiscal year are expected to approximate $1.5 billion. In each of fiscal years 1999 through 2002, these expenditures are expected to approximate $1.4 billion, $1.4 billion, $1.4 billion, and $1.3 billion, respectively. Certain of the systems may provide pension benefits of 50% to 55% of "final pay" after 20 to 25 years of service without additional benefits for subsequent years of service. For the 1997 fiscal year, the City's total annual pension costs, including the City's pension costs not associated with the five major actuarial systems, plus Federal Social Security tax payments by the City for the year, were approximately 19.04% of total payroll costs. In addition, contributions are also made by certain component units of the City and government units directly to the three cost sharing multiple employer actuarial systems. The State Constitution provides that pension rights of public employees are contractual and shall not be diminished or impaired.

      REPORTS ON THE CITY FINANCIAL PLAN. From time to time, the Control Board staff, MAC, OSDC, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment, and it is expected that the staff of the Control Board will issue a report on the 1998-2002 Financial Plan in the near future.

      On February 26, 1998, the City Comptroller issued a report on the 1998 fiscal year and the preliminary budget for the 1999 fiscal year, as reflected in the 1997-2001 Financial Plan. With respect to the 1998 fiscal year, the report identified a possible surplus of between $71 million and $293 million above the level projected in the City's plan. The report stated that the additional surplus reflects the possibility of the receipt of an additional $225 million of tax revenues, and that the size of the possible surplus depends primarily on whether the sale of the New York Coliseum for $200 million is completed. With respect to the 1999 fiscal year, the report identified a possible gap of $153 million or a possible surplus of $269 million, depending upon whether the State approves the extension of 12.5% personal income tax surcharge and the amount of surplus for the 1998 fiscal year available for debt service in the 1999 fiscal year.

      The potential risks identified in the City Comptroller's report for the 1999 fiscal year include: (i) assumed payments from the Port Authority relating to the City's claims for back rentals and an increase in future rentals, part of which are the subject of the arbitration, totaling $335 million; (ii) State approval of the 12.5% personal income tax surcharge beyond December 1, 1998, which would generate $188 million in the 1999 fiscal year and which the Speaker of the City Counsel has opposed; and (iii) the receipt of an additional $450 million of State and Federal aid assumed in the financial plan. The potential risks are offset by potential additional resources for the 1999 fiscal year, including the potential for an additional $150 million of State educational aid, $150 million of additional debt service savings, $176 million in tax revenues if the proposed sales tax reduction on clothing is not approved, $294 million of higher than projected tax revenues and the availability in the 1999 fiscal year of an additional $71 million to $293 million surplus from the 1998 fiscal year. The report also noted that the City Comptroller will begin writing off outstanding education-aid receivables that are 10 years past due, which are estimated to be approximately $4 million in the 1998 fiscal year and $39 million in the 1999 fiscal year, and which total $914 million for fiscal years 1989 through 1997. In addition, the report noted that City-funded expenditures for the 1998 fiscal year are expected to exceed the ceiling established in the May 1996 agreement between the City and MAC, which would permit MAC to recover from the City in the 1999 fiscal year an amount equal to such excess spending, up to $125 million. Finally, the report noted that, while the City is in a relatively strong financial position, its reliance on State and Federal aid to close its budget gap for the 1999 fiscal year raises concerns, and that the City's spending will again be under pressure in the event of an economic downturn. The City Comptroller also noted (in a separate report on the City's capital debt) that debt burden measures, such as annual debt service as a percentage of tax revenues, debt per capita, and debt assessed value of real property, are approaching historically high post-fiscal crises levels, which calls for restraint in the City's capital program, while the City's infrastructure requires additional resources.

      Also on February 26, 1998, the staff of OSDC issued a report on the Financial Plan. With respect to the 1998 fiscal year, the OSCD report noted that the City's revenues could be $200 million greater than projected in the Financial Plan. While noting a potential delay in the receipt of proceeds from the sale of the New York Coliseum, the report projects that it is not likely that those resources will be needed in the 1998 fiscal year. The report projected potential budget gaps of $462 million, $2.6 billion, $2.7 billion, and $2.3 billion for the 1999 through 2002 fiscal years, respectively, which include the gaps projected in the Financial

Plan for fiscal years 2000 through 2002 and the additional net risks identified in the report totaling $762 million, $1.012 billion, $913 million, and $774 million for the 1999 through 2002 fiscal years, respectively, which are reduced by the potential for greater than forecast revenues and lower than forecast pension costs for fiscal years 2000 through 2002. The largest risks identified in the report relate to (i) the receipt of projected Port Authority lease payments which are the subject of arbitration and lease negotiations; (ii) City gap-closing proposals for additional State and Federal assistance; and (iii) State approval of a three-year extension of the City's 12.5% personal income tax surcharge. Additional risks identified in the report include unfunded expenditures for project READ totaling $125 million for each of the 2000 through 2002 fiscal years and the potential for additional funding needs for the City's labor reserve, which total $104 million in the 1999 fiscal year and exceed $200 million in each of the 2000 through 2002 years, to pay for collective bargaining increases for the Covered Organizations, which the Plan assumes the Covered Organizations will pay instead of the City. The report noted that these risks could be reduced if the Tax Reduction Program proposed in the Financial Plan is not approved by the City Counsel and the State. The report also noted that: (i) HHC faces potential budget gaps starting in the 1999 fiscal year and reflecting the expected loss of revenues associated with the implementation of Medicaid mandatory managed care; (ii) the Financial Plan assumes that the State will extend the 14% personal income tax surcharge; (iii) the City faces potential liability for State education aid owed from prior years which the City could be required to write off if a plan is not reached to fund these claims; and (iv) the City might be required to reimburse MAC up to $125 million on the 1999 fiscal year if the City spending limits set forth in the May 1996 agreement with MAC are exceeded in the 1998 fiscal year. However, the report noted that actual fiscal year 1998 spending will not be determined until October 1998, and in the interim, City and MAC officials are discussing solutions to the reimbursement problem.

      The OSDC report noted also that, while the City's financial outlook has improved because of actions taken by the City, Federal, and State governments and record securities industry performance, the staff remained concerned about the City's dependence on the securities industry and whether the City will be able to sustain a relatively high level of spending. The report noted that City-funded spending is projected to grow by 7.2% in fiscal year 1998 and by 4.5% in fiscal year 1999, while revenues are projected to grow by only 1.8% in fiscal year 1999. Moreover, the report noted that while the budget gaps for fiscal years 2000 through 2002 have been reduced, they are still large by historical standards, and the budget makes no provisions for wage increases after the expiration of current contacts, which, at the projected inflation rate, would increase costs by $375 million in fiscal year 2001 and by $725 million in fiscal year 2002. Finally, the report noted that the Asian financial and economic crises could intensify and create greater impact on financial markets in the U.S. economy than currently anticipated, or that the Federal Reserve Board could raise interest rates, which could adversely affect the financial markets and the City's financial condition.

      On January 13, 1998, the IBO released a report setting forth its forecast for the City's revenues and expenditures for the 1998 through 2001 fiscal years, assuming continuation of current spending policies and tax laws. In the report, the IBO forecasts that the City will end the 1998 fiscal year with a surplus of $120 million, in addition to $514 million in the Budget Stabilization Account. Additionally, the report forecasts that the City will face gaps of $1.4 billion, $2.6 billion, and $2.8 billion in the 1999 through 2001 fiscal years, respectively, resulting from 4.8% annual growth in spending form 1998 through 2001, compared with 2.2% annual revenue growth. The report noted that slow revenue growth is attributable to a variety of factors, including a gradual deceleration in economic growth through the first half of calendar year 1999, the impact of recently enacted tax cuts and constraints on increases in the real property tax, as well as uncertain back rent payments from the Port Authority, while future costs for existing programs will increase to reflect inflation and scheduled pay increases for the City employees during the term of existing labor agreements. The report also noted that debt service and education spending will increase rapidly, while spending for social services rise more slowly due to lower projected caseloads.

      Finally, the report noted that the new welfare law's most significant fiscal impact is likely to occur in the years 2002 and beyond, reflecting the full impact of the lifetime limit on welfare participation which only begins to be felt in 2002 when the first recipients reach the five-year limit and are assumed to be covered by Home Relief. In addition, the report noted that, given the constitutional requirement to care for the needy, the 1996 Welfare Act might well prompt a migration of benefit-seekers into the City, thereby increasing City welfare expenditures in the long run. The report concluded that the impact of the 1996 Welfare Act on the City will ultimately depend on the decisions of State and City officials, the performance of the local economy and the behavior of thousands of individuals in response to the new system.

      PREVIOUS REPORTS. On September 18, 1997, the City Comptroller issued a report commenting on developments with respect to the 1998 fiscal year. The report noted that the City's adopted budget, which is reflected in the City Financial Plan, had assumed additional State resources of $612 million in the 1998 fiscal year, and that the approved State budget provided resources of only $216 million for gap-closing purposes. The report further noted that, while the City will receive $322 million more in education aid in the 1998 fiscal year than assumed in the City's adopted budget, it is unlikely that the funding will be entirely available for gap-closing purposes. In addition, the report noted that the City's financial statements currently contain approximately $643 million in uncollected State education aid receivables from prior years as a result of the failure of the State to appropriate funds to pay these claims, and that the staff of BOE has indicated that an additional $302 million in prior year claims is available for accrual. The report stated that the City Comptroller maintains the position that no further accrual of prior year aid will take place, including $75 million in aid assumed in the City's adopted budget for the 1998 fiscal year, unless the State makes significant progress to retire the outstanding prior year receivables. On October 28, 1997, the City Comptroller issued a subsequent report commenting on recent developments. With respect to the 1997 fiscal year, the report noted that the City ended the 1997 fiscal year with an operating surplus of $1.367 billion, before certain expenditures and discretionary transfers, of which $1.362 billion was used for expenditures due in the 1998 fiscal year. With respect to tax revenues for the 1998 fiscal year, the report noted that total tax revenues in the first quarter of the 1998 fiscal year were $244.3 million above projections in the City Financial Plan, excluding audit collections which were $31.2 million less than projected. The report stated that the increased tax revenues included $110.3 million of greater than projected general property tax receipts, which resulted, in part, from a prepayment discount program, and increased revenues from the personal income, banking corporation, general corporation and unincorporated business taxes. The report noted that Wall Street profits exceeded expectations in the first half of the 1997 calendar year. However, the report noted that the stock market in the last two weeks of October has declined as a result of currency turmoil in Southeast Asia. The report noted that, while tax revenues in the 1998 fiscal year should not be significantly affected by the recent stock market decline, since there is a lag between activity on Wall Street and City tax revenues, if the current stock market decline persists, tax revenue forecasts for subsequent years will have to be revised downward. The report noted that the City was not affected by the October 1987 stock market crash until the 1990 fiscal year, when revenues from the City's business and real estate taxes fell by 20% over the 1989 fiscal year. The report also noted that expenditures for short-term and long-term debt issued during the first half of the 1998 fiscal year are estimated to be between approximately $53.9 million and $58.8 million below levels anticipated in the City's adopted budget for the 1998 fiscal year, approximately $20 million below anticipated levels in the 1999 fiscal year and approximately $30 million below anticipated levels in each of fiscal years 2000 and 2001 due to less borrowing and lower interest rates than assumed.

      On August 25, 1997, the IBO issued a report relating to recent developments regarding welfare reform. The report noted that Federal legislation adopted in August 1997, modified certain aspects of the 1996 Welfare Act, by reducing SSI eligibility restrictions for certain legal aliens residing in the country as of August 22, 1996, resulting in the continuation of Federal benefits, by providing funding to the states to move welfare recipients from public assistance and into jobs and by providing continued Medicaid Coverage for those children who lose SSI due to stricter eligibility criteria. In addition, the report noted that the State had enacted the Welfare Reform Act of 1997 which, among other things, requires the City to achieve work quotas and other work requirements and requires all able-bodied recipients to work after receiving assistance for two years. The report noted that this provision could require the City to spend substantial funds over the next several years for workfare and day care in addition to the funding reflected in the City Financial Plan. The report also noted that the State Welfare Reform Act of 1997 established a Food Assistance Program designed to replace Federal food stamp benefits for certain classes of legal aliens denied eligibility for such benefits by the 1996 Welfare Act. The report noted that if the City elects to participate in the Food Assistance Program, it will be responsible for 50% of the costs for the elderly and disabled. The IBO has stated that it will release an updated report to provide a detailed analysis of these developments and their likely impact on the City.

      On July 16, 1997, the City Comptroller issued a report on the City Financial Plan. With respect to the 1998 fiscal year, the report identified a possible $112 million surplus or a possible total net budget gap of up to $440 million, depending primarily on whether the tax reduction program proposed in the City Financial Plan is implemented and the 14% personal income tax surcharge is extended beyond December 31, 1997. The risks identified in the report for the 1998 fiscal year include (i) $178 million related to BOE, resulting primarily from unidentified expenditure reductions and prior year State aid receivables;
(ii) State aid totaling $115 million which is assumed in the City Financial Plan but not provided for in the Governor's Executive Budget; (iii) State approval of the extension of the 14% personal income tax surcharge beyond December 31, 1997, which would generate $169 million in the 1998 fiscal year; (iv) City proposals for State aid totaling $271 million, including the acceleration of $142 million of State revenue sharing payments from the 1999 fiscal year to the 1998 fiscal year, which are subject to approval by the Governor and/or the State Legislature; and (v) the assumed sale of the Coliseum for $200 million, which may be delayed. The report noted that these risks could be partially offset by between $597 million and $765 million in potentially available resources, including $200 million of higher projected tax revenues, $150 million of possible additional State education aid and the possibility that the proposed sales tax reduction will not be enacted, which would result in $157 million of additional tax revenues in the 1998 fiscal year. With respect to the 1998 fiscal year, the report stated that the City has budgeted $200 million in the General Reserve and included in the City Financial Plan a $300 million surplus to be used in the 1999 fiscal year, making the potential $440 million budget gap manageable. However, the report also expressed concern as to the sustainability of profits in the securities industry.

      With respect to the 1999 and subsequent fiscal years, the report identified total net budget gaps of between $1.9 billion and $2.8 billion, $2.6 billion and $4.0 billion, and $2.4 billion and $3.8 billion for the 1999 through 2001 fiscal years, respectively, which include the gaps set forth in the City Financial Plan. The potential risks and potential available resources identified in the report for the 1999 through 2001 fiscal years include most of the risks and resources identified for the 1998 fiscal year, except that the additional risks for the 1999 through 2001 fiscal years include (i) assumed payments from the Port Authority relating to the City's claim for back rentals and an increase in future rentals, part of which are the subject of arbitration, totaling $350 million, $140 million and $135 million in the 1999-2001 fiscal years, respectively; and (ii) State approval of the extension of the 12.5% personal income tax surcharge beyond December 31, 1998, which would generate $190 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively.

      On July 15, 1997, the staff of the Control Board issued a report commenting on the City Financial Plan. The report stated that, while the City should end the 1998 fiscal year with its budget in balance, the City Financial Plan still contains large gaps beginning in the 1999 fiscal year, reflecting revenues which are not projected to grow during the Financial Plan Period and expenditures which are projected to grow at about the rate of inflation. The report identified net risks totaling $485 million, $930 million, $1.2 billion and $1.4 billion for 1998 through 2001 fiscal years, respectively, in addition to the gaps projected in the City Financial Plan for fiscal years 1999 through 2001. The principal risks identified in the report included (i) potential tax revenues shortfalls totaling $150 million, $300 million and $400 million for the 1999 through 2001 fiscal years, respectively, based on historical average trends; (ii) BOE's structural gap, uncertain State funding of BOE and implementation by BOE of various unspecified actions, totaling $163 million, $209 million, $218 million and $218 million in the 1998 through 2001 fiscal years, respectively; (iii) the proposed sale of certain assets in the 1998 fiscal year totaling $248 million, which could be delayed; (iv) assumed additional State actions totaling $271 million, $121 million, $125 million and $129 million in the 1998 through 2001 fiscal years, respectively; (v) revenues from the extension of the 12.5% personal income tax surcharge beyond December 31, 1998, totaling $188 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively, which requires State legislation; and
(vi) the receipt of $350 million, $140 million and $135 million from the

Port Authority in the 1999 through 2001 fiscal years, respectively, which is the subject of arbitration. Taking into account the risks identified in the report and the gaps projected in the City Financial Plan, the report projected a gap of $485 million for the 1998 fiscal year, which could be offset by available reserves, and gaps $2.7 billion, $4.1 billion and $4.0 billion for the 1999 through 2001 fiscal years, respectively. The report also noted that (i) if the securities industry or economy slows down to a greater extent than projected, the City could face sudden and unpredictable changes to its forecast; (ii) the City's entitlement reduction assumptions require a decline of historic proportions in the number of eligible welfare recipients; (iii) the City has not yet shown how the City's projected debt service, which would consume 20% of tax revenues by the 1999 fiscal year, can be accommodated on a recurring basis; (iv) the City is deferring recommended capital maintenance; and (v) continuing growth in enrollment at BOE has helped create projected gaps of over $100 million annually at BOE. However, the report noted that if proposed tax reductions are not approved, additional revenue will be realized, ranging from $272 million in the 1998 fiscal year to $481 million in the 2001 fiscal year.

      On July 2, 1997, the staff of the OSDC issued a report on the City Financial Plan. The report projected a potential surplus for the 1998 fiscal year of $190 million, due primarily to the potential for greater than forecast tax revenues, and projected budget gaps for the 1999 through 2001 fiscal years which are slightly less than the gaps set forth in the City Financial Plan for such years. The report also identified risks of $518 million, $1.1 billion, $1.3 billion and $1.4 billion for the 1998 through 2001 fiscal years, respectively. The additional risks identified in the report relate to: (i) the receipt of Port Authority lease payments totaling $350 million, $140 million and $135 million in the 1999 through 2001 fiscal years, respectively; (ii) City proposals for State aid totaling $271 million, $121 million, $125 million and $129 million in the 1998 through 2001 fiscal years, respectively, including the acceleration of $142 million of State revenue sharing payments from the 1999 fiscal year to the 1998 fiscal year, which are subject to approval by the Governor and/or the State Legislature; (iii) the receipt of $200 million in the 1998 fiscal year in connection with the proposed sale of the New York Coliseum; (iv) the receipt of $47 million in the 1998 fiscal year from the sale of certain other assets; (v) uncertain State education aid and expenditure reductions relating to BOE totaling $325 million in each of the 1999 through 2001 fiscal years; (vi) State approval of a three-year extension to the City's 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 and which would generate revenues of $230 million, $525 million and $550 million in the 1999 through 2001 fiscal years, respectively; and (vii) the potential for additional funding needs for the City's labor reserve totaling $104 million, $225 million and $231 million in the 1999 through 2001 fiscal years, respectively, to pay for collective bargaining increases for the Covered Organizations, which the City Financial Plan assumes will be paid for by the Covered Organizations, rather than the City. The report also noted that the City Financial Plan assumes that the State will extend the 14% personal income tax that is scheduled to expire in December 1997, which would generate revenues of $200 million in the 1998 fiscal year and $500 million annually in subsequent fiscal years, and that the City Financial Plan makes no provision for wage increases after the expiration of current contracts in fiscal year 2000, which would add $430 million to the 2001 fiscal year budget gap if employees receive wage increases at the projected rate of inflation. The report noted that the City Financial Plan includes an annual General Reserve of $200 million and sets aside an additional $300 million in the 1998 fiscal year to reduce the budget gap for the 1999 fiscal year if such funds are not needed in the 1998 fiscal year. With respect to the gap-closing program for the 1999 through 2001 fiscal years, the report noted that the City has broadly outlined a program that relies heavily on unspecified agency actions, savings from reinvention and other unspecified initiatives and uncertain State aid and entitlement program reductions which depend on the cooperation of others.

      The report concluded that while 1997 was an unexpectedly good fiscal year for City revenues, the City projects that the rate of spending for the 1998 fiscal year will grow substantially faster than the rate of revenues, reflecting increasing costs for labor, debt service, Medicaid and education, and that the gaps for the subsequent fiscal years continue to present a daunting challenge. With respect to the economy, the report noted that the major risks to the City's economic and revenue forecasts continue to relate to the pace of both the national economy and activity on Wall Street, that the potential exists for a national recession over the next four years, and that Wall Street volatility can have a negative effect, as was apparent in 1994 when the

Federal Reserve repeatedly raised interest rates and the profits of securities firms fell. Other concerns identified in the report include: (i) $76 million in retroactive claims for State education aid included in the City Financial Plan for the 1998 fiscal year which may not be realized; (ii) a potential risk of $698 million in State education aid owed to the City by the State for prior years, all or a portion of which the City could be forced to write-off if further delays occur in the State agreeing to fund these claims; and (iii) the potential adverse impact on HHC over the long-term of the planned expansion of managed care which emphasizes out-patient services with fixed monthly fees, uncertainty covering projected savings from a proposal that most Medicaid recipients be required to enroll in managed care, which is subject to approval by the Federal Government, and the possibility that the recent Federal budget agreement could substantially reduce aid to hospitals which serve a large number of medically indigent patients.

      On May 27, 1997, the IBO released a report analyzing the financial plan published on May 8, 1997 (the "May Financial Plan"). In its report, the IBO estimated gaps of $27 million, $91 million, $2.1 billion, $2.9 billion and $2.9 billion for the 1997 through 2001 fiscal years, respectively, which include the gaps set forth in the May Financial Plan for fiscal years 1999 through 2001. The gaps estimated in the IBO report reflect (i) uncertainty concerning the size and timing of projected airport rents of $270 million and $215 million in the 1998 and 1999 fiscal years, respectively, which are the subject of an ongoing dispute between the Port Authority and the City; and (ii) additional funding needs for the City's labor reserve totaling $104 million, $224 million and $231 million in the 1999 through 2001 fiscal years, respectively, to pay for collective bargaining increases for the Covered Organizations, which the May Financial Plan assumes will be paid for by the Covered Organizations, rather than the City. These reduced revenues and increased expenditures identified in the IBO report are substantially offset by tax revenue forecasts which exceed those in the May Financial Plan. However, the report noted that the May Financial Plan assumes continued strong revenue growth and that, in the event of an economic downturn, the City will be required to increase taxes in a slow economy or reduce spending when it is most needed. With respect to the tax reductions proposed in the May Financial Plan, the IBO stated that the principal question is whether the City will be able to afford the tax reductions. In addition, the report discussed various issues with implications for the City's 1998 budget. These issues include the reliance in the budget on a number of State legislative actions, including (i) $294 million from legislation the City has requested to increase State aid; (ii) $128 million in savings attributable to both a larger City share of Federal welfare grant funds and State reforms to Medicaid; and (iii) $115 million to restore expenditure reductions proposed in the Governor's Executive Budget. The report also noted that the City's claim for $900 million of State reimbursement of prior year education expenditures remains unresolved, that proposals affecting the MTA, including proposals to eliminate two-fare zones for bus and subway riders, will result in a significant reduction in revenues for the MTA, and that the implementation of changes in the City's computer system, resulting from the inability of the current computer system to recognize the year 2000, could cost the City up to $150 million to $200 million over the next three years. In a subsequent report released on June 16, 1997, the IBO noted that in the City Financial Plan the City had deferred to fiscal years 1999 through 2001 the assumed receipt of back airport rents, and that the tax revenue forecasts for the 1998 fiscal year in the City Financial Plan are closer than the forecasts in the May Financial Plan to the IBO's forecast of City tax revenues in its May report.

      On October 31, 1996, the IBO released a report assessing the costs that could be incurred by the City in response to the 1996 Welfare Act, which, among other things, replaces the AFDC entitlement program with TANF, imposes a five-year time limit on TANF assistance, requires 50% of states' TANF caseload to be employed by 2002, and restricts assistance to legal aliens. The report noted that if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could be substantial starting in 1999, reflecting costs for worker training and supervision of new workers and increased child care costs. The report further noted that, if economic performance weakened, resulting in an increased number of public assistance cases, potential costs to the City could substantially increase. States are required to develop plans during 1997 to implement the new law. The report noted that decisions to be made by the State which will have a significant impact on the City budget include the allocation of block grant funds between the State and New York local governments such as the City and the division between the State and its local governments of welfare costs not funded by the Federal government.

      SEASONAL FINANCING. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $1.075 billion of short-term obligations for the fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

      LITIGATION. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1997 amounted to approximately $3.5 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City's Corporation Counsel.

      RATINGS AGENCIES. On August 6, 1998, as well as July 2, June 8 and May 27, Fitch rated New York City's tax-exempt general obligation bonds as "A-". Fitch qualified that rating, stating that concerns still remained over significant projected outyear budget funding challenges coupled with sizable reliance on the securities industry. On July 2, 1998, Moody's revised its rating on the New York City General Obligation Bonds to Aaa from Baa1.

      On July 16, 1998, S&P increased New York City's bond rating to A-, up one notch from BBB+, but analysts at the agency also cautioned that New York still had room for improvement and that they were worried about the City's rising long-term debt and the Council's plan to cut taxes by $200 million this year and $500 million in future years. On July 7, 1998, S&P had assigned its triple-B-plus rating to New York City general obligation bonds, stating that the ratings had been placed on CreditWatch with positive implications.

      On February 3, 1998, S&P raised its credit outlook for New York City's outstanding general obligation bonds from stable to positive but maintained its BBB-plus rating. The City has held this rating since July 10, 1995, when S&P lowered its rating from A-to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the City Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 10, 1995, S&P revised its rating of City bonds downward to BBB+, as discussed above. On November 25, 1996, S&P issued a report which stated that, if the City reached its debt limit without the ability to issue bonds through other means, it would cause a deterioration in the City's infrastructure and significant cutbacks in the capital plan which would eventually impact the City's economy and revenues, and could have eventual negative credit implications.

      On February 24, 1998 Moody's raised its rating for City general obligation bonds from Baa1 to A3, based on improvement in its financial condition and economy. Previously, on July 17, 1997, Moody's had changed its outlook on City bonds to positive from stable. On March 1, 1996, Moody's stated that the rating for the City's Baa1 general obligation bonds remains under review for a possible downgrade pending the outcome of the adoption of the City's budget for the 1997 fiscal year and in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1.

      On February 3, 1998, Fitch Investors Service, Inc. ("Fitch") set its rating of City general obligation bonds at A-, which it has maintained since July 15, 1993. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert although Fitch stated that the outlook remains negative. Since then Fitch has revised the outlook to stable. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.

      On October 9, 1995, Standard & Poor's issued a report which concluded that proposals to replace the graduated Federal income tax system with a "flat" tax could be detrimental to the creditworthiness of certain municipal bonds. The report noted that the elimination of Federal income tax deductions currently available, including residential mortgage interest, property taxes and state and local income taxes, could have a severe impact on funding methods under which municipalities operate. With respect to property taxes, the report noted that the total valuation of a municipality's tax base is affected by the affordability of real estate and that elimination of mortgage interest deduction would result in a significant reduction in affordability and, thus, in the demand for, and the valuation of, real estate. The report noted that rapid losses in property valuations would be felt by many municipalities, hurting their revenue raising abilities. In addition, the report noted that the loss of the current deduction for real property and state and local income taxes from Federal income tax liability would make rate increases more difficult and increase pressures to lower existing rates, and that the cost of borrowing for municipalities could increase if the tax-exempt status of municipal bond interest is worth less to investors. Finally, the report noted that tax anticipation notes issued in anticipation of property taxes could be hurt by the imposition of a flat tax, if uncertainty is introduced with regard to their repayment revenues, until property values fully reflect the loss of mortgage and property tax deductions.

****************************************************************************
The information in this statement of additional information is not complete and may be changed. This statement of additional information and the accompanying prospectus are not an offer to sell these securities and we are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
****************************************************************************

                                     [LOGO]

                                 JPMORGAN FUNDS

                                                                   STATEMENT OF
                                                         ADDITIONAL INFORMATION
                                                             SEPTEMBER __, 2001
                                   (SUBJECT TO COMPLETION, DATED JULY 27, 2001)

                                    JPMORGAN FOCUS FUND
                                    JPMORGAN H&Q TECHNOLOGY FUND

                   522 FIFTH AVENUE, NEW YORK, NEW YORK 10036

      This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectus dated August __, 2001, offering shares of JPMorgan Focus Fund and JPMorgan H&Q Technology Fund. Any reference to a "Prospectus" in this Statement of Additional Information is a reference to the foregoing Prospectuses. Copies of the Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc., the Funds' distributor (the "Distributor"), at the above-listed address.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

For more information about the Funds, simply call or write the JPMorgan Funds Service Center at:

1-800-622-4273
JPMORGAN FUNDS SERVICE CENTER
P.O. BOX 219392
KANSAS CITY, MO 64121

                                                                    MFST-SAI-401

TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------

The Funds..................................................................    3
Investment Policies and Restrictions.......................................    3
Performance Information....................................................   17
Determination of Net Asset Value...........................................   21
Purchases and Redemptions..................................................   22
Tax Matters................................................................   27
Management of the Trust and the Funds......................................   32
Independent Accountants....................................................   42
Certain Regulatory Matters.................................................   42
General Information........................................................   42
Appendix A--Description of Certain Obligations Issued or Guaranteed by
  U.S. Government Agencies or Instrumentalities............................  A-1
Appendix B--Description of Ratings.........................................  B-1
Appendix C--Special Investment Considerations Relating to
  New York Municipal Obligations...........................................  C-1

                                    THE FUNDS

Mutual Fund Group (collectively, the"Trust") are open-end management investment companies which were organized as business trusts under the laws of the Commonwealth o f Massachusetts on October 1, 1996 and May 11, 1987 respectively. The Trust presently consists of separate series, including the JPMorgan Focus Fund and JPMorgan H&Q Technology Fund(collectively, the "Funds"). Certain of the Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."

      The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. J.P. Morgan Fleming Asset Management
(USA) Inc. ("JPMFAM") is the investment adviser for the Funds. The Chase Manhattan Bank ("Chase") serves as the Trust's administrator (the
"Administrator") and supervises the overall administration of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the investment adviser or sub-advisers.

            Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:



NEW NAME                                       FORMER NAME
--------                                       -----------

JPMorgan Focus Fund                            Chase Vista Focus Fund
(Focus Fund)

JPMorgan H&Q Technology Fund                   Chase Vista H&Q Technology Fund
(H&Q Technology Fund)




                      INVESTMENT POLICIES AND RESTRICTIONS

                               INVESTMENT POLICIES

      The Prospectuses set forth the various investment policies applicable to each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus. As used in this Statement of Additional Information, with respect to those Funds and policies for which they apply, the terms "Municipal Obligations" and "tax-exempt securities" have the meanings given to them in the relevant Fund's Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B. For a general discussion of special investment considerations relating to investing in New York Municipal Obligations, see Appendix C.

      U.S. GOVERNMENT SECURITIES. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including U.S. Treasury bills

(maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of the U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Chrysler Corporate Loan Guarantee Board, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. government securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. Agencies and instrumentalities issuing such obligations include the Farm Credit System Financial Assistance Corporation, the Federal Financing Bank, The General Services Administration, Federal Home Loan Banks, the Tennessee Valley Authority and the Student Loan Marketing Association. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

      In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities intends normally to hold such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

      BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings and Loan Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

      Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of United States banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

      Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of United States banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There also may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and differences in accounting, auditing and financial reporting standards and practices from those applicable to U.S. issuers. In addition, foreign banks are also not subject to regulations comparable to U.S. banking regulations. Certain national policies may also impede the investment opportunities of the Funds in other ways, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

      FOREIGN SECURITIES. For purposes of a Fund's investment policies, an issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50 percent of its revenue or profits from such country or has at least 50 percent of its assets situated in such country.

      DEPOSITARY RECEIPTS. Each Fund may invest its assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global Depositary Receipts and other similar securities representing securities of foreign issuers (collectively, "Depositary Receipts"). The Funds treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies. Unsponsored Depositary Receipts may not carry comparable voting rights to sponsored Depositary Receipts, and a purchaser of unsponsored Depositary Receipts may not receive as much information about the issuer of the underlying securities as with a sponsored Depositary Receipt.

      COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

      SUPRANATIONAL OBLIGATIONS. The Funds may invest in supranational obligations. Supranational organizations include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions.

      MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

      CORPORATE REORGANIZATIONS. In general securities that are subject to a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the advisers that must apprise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

      LOAN PARTICIPATIONS. The Funds may invest in participations in fixed and floating rate loans arranged through private negotiations between a borrower and one or more financial institutions. The Funds may have difficulty disposing of participations because to do so it will have to assign such securities to a third party. Because there is no established secondary market for such securities, the Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the Funds' ability to dispose of particular assignments or participations when necessary to meet the Funds' liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. When investing in a participation, the Funds will typically have the right to receive payments only from the lender, and not from the borrower itself, to the extent the lender receives payments from the borrower. Accordingly, the Funds may be subject to the credit risk of both the borrower and the lender. The lack of an established secondary market for assignments and participations also may make it more difficult for the Funds to assign a value to these securities for purposes of valuing the Funds' portfolio and calculating its net asset value. The Funds will not invest more than 15% of the value of their net assets in participations and assignments that are illiquid, and in other illiquid securities.

      BRADY BONDS. The Funds may invest in Brady Bonds. The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds, called Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities of between 15 and 30 years from the date of issuance. The Funds may invest in Brady Bonds of countries that have been issued to date, as well as those which may be issued in the future.

      Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). The Funds may purchase Brady Bonds with no or limited collateralization and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

      REPURCHASE AGREEMENTS. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been conclusively established. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities would not be owned by a Fund, but would only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements will give rise to income which will not qualify as tax-exempt income when distributed by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

      REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements involve sales of portfolio securities of a Fund to member banks of the Federal Reserve System or securities dealers believed creditworthy. Concurrently, a Fund agrees to repurchase the same securities at a later date at a fixed price which is generally equal to the original sales price plus interest. A Fund retains record ownership and the right to receive interest and principal payments on the portfolio security involved.

      FORWARD COMMITMENTS. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. Although short-term investments will normally be in tax-exempt securities or Municipal Obligations, short-term taxable securities or obligations may be purchased if suitable short-term tax-exempt securities or Municipal Obligations are not available. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash, cash equivalents or high quality debt securities equal to the amount of such Fund's commitments will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

      Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses, which are not exempt from federal, state or local taxation.

      To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

      INVESTMENT GRADE DEBT SECURITIES. Each Fund may invest in investment grade debt securities. Investment grade debt securities are securities that are rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), Baa or higher by Moody's Investors Service, Inc. ("Moody's"), rated at an equivalent level by another national rating organization or, if unrated, determined by the advisers to be of comparable quality.

      INDEXED INVESTMENTS. The Funds may invest in instruments which are indexed to certain specific foreign currency exchange rates. The terms of such instruments may provide that their principal amounts or just their coupon interest rates are adjusted upwards or downwards (but not below zero) at maturity or on established coupon payment dates to reflect changes in the exchange rate between two or more currencies while the obligation is outstanding. Such indexed investments entail the risk of loss of principal and/or interest payments from currency movements in addition to principal risk, but offer the potential for realizing gains as a result of changes in foreign currency exchange rates.

      WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.


      SECURITIES LOANS. To the extent specified in the Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security, and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the advisers to be of good standing and will not be made unless, in the judgment of the advisers, the considerations to be earned from such loans justifies the risk.

      OTHER INVESTMENT COMPANIES. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, each Fund may invest up to 10% of its total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. For purpose of this restriction, a Mauritius Company will not be considered an investment company. Additional fees may be charged by other investment companies.

      ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

      One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the advisers the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' purchases and sales of Rule 144A securities and
Section 4(2) paper.

      STAND-BY COMMITMENTS. When a Fund purchases securities it may also acquire stand-by commitments with respect to such securities. Under a stand-by commitment, a bank, broker-dealer or other financial institution agrees to purchase at a Fund's option a specified security at a specified price.

      The stand-by commitments that may be entered into by the Funds are subject to certain risks, which include the ability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment.

      FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Floating and variable rate demand instruments permit the holder to demand payment upon a specified number of days' notice of the unpaid principal balance plus accrued interest either from the issuer or by drawing on a bank letter of credit, a guarantee or insurance issued with respect to such instrument. Investments by the Funds in floating or variable rate securities normally will involve industrial development or revenue bonds that provide for a periodic adjustment in the interest rate paid on the obligation and may, but need not, permit the holder to demand payment as described above. While there is usually no established secondary market for issues of these types of securities, the dealer that sells an issue of such security frequently will also offer to repurchase the securities at any time at a repurchase price which varies and may be more or less than the amount the holder paid for them.

      The terms of these types of securities provide that interest rates are adjustable at intervals ranging from daily to up to six months and the adjustments are based upon the prime rate of a bank or other short-term rates, such as Treasury Bills or LIBOR (London Interbank Offered Rate), as provided in the respective instruments. The Funds will decide which floating or variable rate securities to purchase in accordance with procedures prescribed by Board of Trustees of the Trust in order to minimize credit risks.

      The securities in which the Funds may be invested include participation certificates, issued by a bank, insurance company or other financial institution, in securities owned by such institutions or affiliated organizations ("Participation Certificates"). A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

      A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

      The adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity. Participation Certificates will only be purchased by a Fund if, in the opinion of counsel to the issuer, interest income on such instruments will be tax-exempt when distributed as dividends to shareholders of such Fund.

      Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

      The maturity of variable rate securities is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the security upon demand or (ii) the period remaining until the security's next interest rate adjustment. If variable rate securities are not redeemed through the demand feature, they mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON AND STRIPPED OBLIGATIONS. The principal and interest components of United States Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the United States Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of United States Treasury bills with comparable maturities.

      Zero coupon obligations are sold at a substantial discount from their value at maturity and, when held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

      Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

        ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

      INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various other over-the-counter instruments.

      Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: First, to reduce risk by hedging (offsetting) an investment position. Second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives. Finally, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

      Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of liquid assets, such as cash, U.S. government securities, or other high-grade debt obligations (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

      The value of some derivative or similar instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and--like other investments of the Funds--the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the advisers to forecast interest rates and other economic factors correctly. If the advisers accurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, the Funds could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

      Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

      RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments. There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. The advisers may accurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, the Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains. Strategies not involving hedging may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments. There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions, forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss.

      SPECIFIC USES AND STRATEGIES. Set forth below are explanations various strategies involving derivatives and related instruments which may be used by the Funds.

      OPTIONS ON SECURITIES AND SECURITIES INDEXES. The Funds may PURCHASE, SELL or EXERCISE call and put options on (i) securities, (ii) securities indices, and
(iii) debt instruments.

      Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

      One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities a Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option.

      In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a fund writing a covered call (i.e., where the underlying securities are held by the fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. The Funds will not write uncovered options.

      If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

      FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Funds may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indices, and (iii) options on these futures contracts ("futures options").

      The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indices and economic indices (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

      Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract--or buy a futures option--to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract--or buy a futures option--to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

      When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. Funds may engage in cross-hedging by purchasing or selling futures or options on a security different from the security position being hedged to take advantage of relationships between the two securities.

      Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

      FORWARD CONTRACTS. A Fund may also use forward contracts to hedge against changes in interest-rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

      INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

      The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

      A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

      A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the advisers anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its advisers believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

      The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time a poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

      A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.



      STRUCTURED PRODUCTS. The Funds may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

      The Funds may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which the Fund anticipates it will invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund is permitted to invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

      Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which the Income Funds invest may be deemed illiquid and subject to their limitation on illiquid investments.

      Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. In addition, because structured products are typically sold in private placement transactions, there currently is no active trading market for structured products.

      ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

      When a Fund purchases a futures contract, an amount of cash or liquid securities will be deposited in a segregated account with such Fund's custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

      The Funds' ability to engage in the transactions described herein may be limited by the current federal income tax requirement that a Fund derive less than 30% of its gross income from the sale or other disposition of securities held for less than three months.

      In addition to the foregoing requirements, the Board of Trustees has adopted an additional restriction on the use of futures contracts and options thereon, requiring that the aggregate market value of the futures contracts held by a Fund not exceed 50% of the market value of its total assets. Neither this restriction nor any policy with respect to the above-referenced restrictions, would be changed by the Board of Trustees without considering the policies and concerns of the various federal and state regulatory agencies.

                             INVESTMENT RESTRICTIONS

      The Funds have adopted the following investment restrictions, which may not be changed without approval by a "majority of the outstanding shares" of a Fund. As used in this Statement of Additional Information, a "majority" means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund.

      Each Fund:


            (1) may not borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments;


            (2) may make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.


            (3) may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in options and futures shall not be subject to this restriction;


            (4) may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;


            (5) may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

            (6) may not issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or


            (7) may not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.


      In addition, as a matter of fundamental policy, the European Fund:

            (8) May not make or guarantee loans to any person or otherwise become liable for or in connection with any obligation or indebtedness of any person without the prior written consent of the Trustees, provided that for purposes of this restriction the acquisition of bonds, debentures, or other corporate debt securities and investments in government bonds, short-term commercial paper, certificates of deposit and bankers' acceptances shall not be deemed to be the making of a loan;

            (9) May not invest in securities which are not traded or have not sought a listing on a stock exchange, over-the-counter market or other organized securities market that is open to the international public and on which securities are regularly traded if, regarding all such securities, more than 10% of its total net assets would be invested in such securities immediately after and as a result of such transaction;

           (10) May not deal in put options, write or purchase call options, including warrants, unless such options or warrants are covered and are quoted on a stock exchange or dealt in on a recognized market, and, at the date of the relevant transaction: (i) call options written do not involve more than 25%, calculated at the exercise price, of the market value of the securities within the Fund's portfolio excluding the value of any outstanding call options purchased, and (ii) the cost of call options or warrants purchased does not exceed, in terms of premium, 2% of the value of the net assets of the Fund; or

           (11) May not purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund.

      In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships. For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of any "industry."

      In addition, each Fund is subject to the following nonfundamental investment restrictions which may be changed without shareholder approval:

            (1) Each Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

            (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. The Funds have no current intention of making short sales against the box.

            (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

            (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

            (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

            (6) Each Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies.

      For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

      With respect to the European Fund, as a matter of nonfundamental policy, to the extent permitted under applicable law, the above restrictions do not apply to the following investments ("OECD investments"): (i) any security issued by or the payment of principal and interest on which is guaranteed by the government of any member state of the Organization for Economic Cooperation and Development ("OECD country"); (ii) any fixed income security issued in any OECD country by any public or local authority or nationalized industry or undertaking of any OECD country or anywhere in the world by the International Bank for Reconstruction and Development, European Investment Bank, Asian Development Bank or any body which is, in the Trustees' opinion, of similar standing. However, no investment may be made in any OECD investment of any one issue if that would result in the value of a Fund's holding of that issue exceeding 30% of the net asset value of the Fund and, if the Fund's portfolio consists only of OECD investments, those OECD investments shall be of at least six different issues.

      If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time, later changes in percentage or ratings resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

                             SPECIAL CONSIDERATIONS


 INTERNATIONAL INVESTING. Investment in the securities of international countries may entail risks relating to restrictions on foreign investment and on repatriation of capital invested as well as risks relating to economic conditions of the region.

      The securities markets of many international countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund's investment portfolio may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to a greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

      Foreign investment in the securities markets of certain international countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of the Fund, As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some case the need for certain advance government notification or authority. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

      The economies of individual international countries may differ favorably or unfavorably from the U.S economy in such respects as growth of gross domestic product or gross national product, as the case may be, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, securities traded in certain emerging international securities trading markets may be subject to risks due to inexperience of financial intermediaries, the lack of modern technology, the lack of sufficient capital base to expand business operations and the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices for securities in such markets.

      LOWER RATED SECURITIES. Each Fund is permitted to invest in non-investment grade securities. Such securities, though higher yielding, are characterized by risk. Each Fund may invest in debt securities rated as low as Baa by Moody's or BBB by S&P or, if not rated, are determined to be of comparable quality. Lower rated securities are securities such as those rated Ba by Moody's or BB by S&P or as low as the lowest rating assigned by Moody's or S&P. They generally are not meant for short-term investing and may be subject to certain risks with respect to the issuing entity and to greater market fluctuation than certain lower yielding, higher rated fixed income securities. Obligations rated Ba by Moody's are judged to have speculative elements; their future cannot be considered well assured and often the protection of interest and principal payments may be very moderate. Obligations rated BB by S&P are regarded as having predominantly speculative characteristics and, while such obligations have less near-term vulnerability to default than other speculative grade debt, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. Obligations rated C by Moody's are regarded as having extremely poor prospects of ever attaining any real investment standing. Obligations rated D by S&P are in default and the payment of interest and/or repayments of principal is in arrears. Such obligations, though high yielding, are characterized by great risk. See "Appendix B" herein for a general description of Moody's and S&P ratings.

      The ratings of Moody's and S&P represent their opinions as to the quality of the securities which they undertake to rate. The ratings are relative and subjective and, although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market risk of these securities. Therefore, although these ratings may be an initial criterion for selection of portfolio investments, the Investment Adviser will also evaluate these securities and the ability of the issuers of such securities to pay interest and principal. Each Fund will rely on the Investment Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the Investment Adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund's ability to achieve its investment objective may be more dependent on the Investment Adviser's credit analysis than might be the case for funds that invested in higher rated securities. Once the rating of a security in the Fund's or Portfolio's portfolio has been changed, the Investment Adviser will consider all circumstances deemed relevant in determining whether the Fund or Portfolio should continue to hold the security.

      The market price and yield of debt securities rated Ba or lower by Moody's and BB or lower by S&P are more volatile that those of higher rated securities. Factors adversely affecting the market price and yield of these securities will adversely affect a Fund's net asset value. It is likely that any economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence for default for such securities.

      The market values of certain lower rated debt securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher rated securities. Companies that issue such securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments or the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

      Because there is no established retail secondary market for many of these securities, the Investment Adviser anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a Fund's ability to dispose of particular issues when necessary to meet that Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a Fund or Portfolio to obtain accurate market quotations for purposes of valuing that Fund's or Portfolio's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

      A Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Funds and Portfolio have no arrangement with any persons concerning the acquisition of such securities, and the Investment Adviser will review carefully the credit and other characteristics pertinent to such new issues.

      Each Fund may invest in lower rated zero coupon securities and pay-in-kind bonds (bonds which pay interest through the issuance of additional bonds), which involve special considerations. These securities may be subject to greater fluctuations in value due to changes in interest rates that interest-bearing securities. These securities carry an additional risk in that, unlike bonds which may interest throughout the period to maturity, the Funds will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the Funds or Portfolio may obtain no return at all on their investment. See "Tax Matters."

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

      Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the adviser or sub-adviser to such Fund and who is appointed and supervised by senior officers of such adviser or sub-adviser. Changes in the Funds' investments are reviewed by the Board of Trustees. The Funds' portfolio managers may serve other clients of the adviser in a similar capacity. Money market instruments are generally purchased in principal transactions.

      The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase transaction costs and the possibility of taxable short-term gains, the advisers will weigh the added costs of short-term investment against anticipated gains. Each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

      The Funds' portfolio turnover rates for the three most recent fiscal years were as follows:

                                                    YEAR ENDED AUGUST 31,
                                             ----------------------------------
                                             1998           1999           2000
                                             ----           ----           ----
FOCUS FUND                                    __%            __%            __%
H&Q TECHNOLOGY FUND                           __%            __%            __%

Under the advisory agreement and the sub-advisory agreements, the adviser and sub-advisers shall use their best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser and sub-advisers consider all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser and sub-advisers are not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

      Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser or sub-adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser or sub-adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Funds by the adviser and sub-advisers. At present, no other recapture arrangements are in effect.

      Under the advisory and sub-advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser or sub-advisers may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser or sub-advisers, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for the Funds in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser and sub-advisers report to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

      The management fees that the Funds pay to the adviser will not be reduced as a consequence of the adviser's or sub-advisers' receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services would be useful and of value to the adviser or sub-advisers in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the adviser and sub-advisers in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the adviser or sub-advisers, they would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staff.

      In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the adviser's or sub-advisers' other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. In executing portfolio transactions for a Fund, the adviser or sub-advisers may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or their other clients if, in the adviser's or sub-advisers' reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the adviser or a sub-adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

      The Funds paid brokerage commissions as detailed below:


                                          YEAR-ENDED        YEAR-ENDED        YEAR-ENDED
                                      OCTOBER 31, 1998  OCTOBER 31, 1999  OCTOBER 31, 2000
                                      ----------------  ----------------  ----------------
FOCUS FUND                                    __%            __%            __%
TECHNOLOGY FUND                               __%            __%            __%

      No portfolio transactions are executed with the advisers or a Shareholder Servicing Agent, or with any affiliate of the advisers or a Shareholder Servicing Agent, acting either as principal or as broker.

                             PERFORMANCE INFORMATION

      From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of a Fund in the future. From time to time, the performance and yield of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average, the Morgan Stanley Capital International Europe Index or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

      A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. One-, five-, and ten-year periods will be shown, unless the Fund has been in existence for a shorter-period.

      Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of shares of a Fund will vary based on market conditions, the current market value of the securities held by a Fund and changes in the Fund's expenses. The advisers, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of shares of a Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles.

      Each Fund presents performance information for each class there of since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A Shares) or the maximum applicable contingent deferred sales charge (in the case of Class B Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

      Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

      Advertisements for the J.P. Morgan Funds may include references to the asset size of other financial products made available by Chase, such as the offshore assets of other funds.

                              TOTAL RATE OF RETURN

      A Fund's total rate of return for any period will be calculated by: (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period; and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                          AVERAGE ANNUAL TOTAL RETURNS*
                            (EXCLUDING SALES CHARGES)

      The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending August 31, 2000, were as follows:


                                                                                 DATE OF      DATE OF
                                                      ONE      FIVE      TEN      FUND         CLASS
FUND                                                  YEAR     YEARS    YEARS   INCEPTION   INTRODUCTION
----                                                  ----     -----    -----   ---------   ------------
FOCUS FUND
    A SHARES                                           __%       __%      __%
    B SHARES                                           __%       __%      __%
    C SHARES                                           __%       __%      __%
        Select Shares (formerly Institutional)
H&Q TECHNOLOGY FUND
    A SHARES                                           __%       __%      __%
    B SHARES                                           __%       __%      __%
    C SHARES                                           __%       __%      __%

* The ongoing fees and expenses borne by Class B and Class C Shares are greater than those borne by Class A Shares; the ongoing fees and expenses borne by a Fund's Class A and Class B Shares are greater than those borne by the Fund's Institutional Shares. As indicated above, the performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes, which would require an adjustment to the ongoing expenses. The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds, Chase and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses.

** Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the performance of predecessor classes and does not reflect the distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.

                          AVERAGE ANNUAL TOTAL RETURNS*
                            (INCLUDING SALES CHARGES)

      With the current maximum respective sales charges of 5.75% for Class A shares of the European Fund and 4.50% for A shares of the other Funds, and the current applicable CDSC for B and Class C Shares for each period length, reflected, the average annual total rate of return figures would be as follows:

                                                           ONE      FIVE      TEN
FUND                                                       YEAR     YEARS    YEARS
----                                                       ----     -----    -----
FOCUS FUND
    A SHARES                                                __%       __%      __%
    B SHARES                                                __%       __%      __%
    C SHARES                                                __%       __%      __%
        Select Shares (formerly Institutional Shares)
H&Q TECHNOLOGY FUND
    A SHARES                                                __%       __%      __%
    B SHARES                                                __%       __%      __%
    C SHARES                                                __%       __%      __%

*     See the notes to the preceding table.

      The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

                                YIELD QUOTATIONS

      Any current "yield" quotation for a class of shares of a Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by: (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result; and
(c) multiplying the result by 2.

      The Funds will not quote yields for periods prior to the consummation of the CTF Reorganization.

      Advertisements for the Funds may include references to the asset size of other financial products made available by Chase, such as offshore assets or other funds advised by Chase.

      The SEC yields of the Funds for the thirty-day period ended August 31, 2000 were as follows:


                                                         THIRTY-DAY       TAX EQUIVALENT
                                                            YIELD        THIRTY-DAY YIELD
                                                        AS OF 8/31/00      AS OF 8/31/00
                                                        -------------    ----------------
FOCUS FUND
    A SHARES                                                 0.00%              0.00%
    B SHARES                                                 0.00%              0.00%
    C SHARES                                                 0.00%              0.00%
        Select Shares (formerly Institutional Shares)
H&Q TECHNOLOGY FUND
    A SHARES                                                 0.00%              0.00%
    B SHARES                                                 0.00%              0.00%
    C SHARES                                                 0.00%              0.00%




                      NON-STANDARDIZED PERFORMANCE RESULTS*
                            (EXCLUDING SALES CHARGES)

      The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds, including the predecessor common trust funds, (excluding the effects of any applicable sale charges) for the ten-year period ending August 31, 2000. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.

                                                                      TOTAL
                                                                      VALUE
                                                                     --------
FOCUS FUND
    A SHARES                                                          $0.00
    B SHARES                                                          $0.00
    C SHARES                                                          $0.00
        Select Shares (formerly Institutional Shares)
H&Q TECHNOLOGY FUND
    A SHARES                                                          $0.00
    B SHARES                                                          $0.00
    C SHARES                                                          $0.00

* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from August 31, 1990, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                      NON-STANDARDIZED PERFORMANCE RESULTS*
                            (INCLUDING SALES CHARGES)

      With the current maximum respective sales charges of 4.50% for A shares, and the current applicable CDSC for B Shares, the total value for the same periods would be as follows:




                                                                      TOTAL
                                                                      VALUE
                                                                     -------
FOCUS FUND
    A SHARES                                                          $0.00
    B SHARES                                                          $0.00
    C SHARES                                                          $0.00
        Select Shares (formerly Institutional Shares)
H&Q TECHNOLOGY FUND
    A SHARES                                                          $0.00
    B SHARES                                                          $0.00
    C SHARES                                                          $0.00


* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund from August 31, 1990, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

                        DETERMINATION OF NET ASSET VALUE

      As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. In addition to the days listed above (other than Good Friday), Chase is closed for business on the following holidays: Martin Luther King Day, Columbus Day and Veteran's Day.

      Each Fund calculates its NAV once each day at the close of regular trading on the New York Stock Exchange. Bonds and other fixed income securities (other than short-term obligations) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

      Interest income on long-term obligations in a Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                            PURCHASES AND REDEMPTIONS

     The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.

     Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

     Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

     Each investor in a Fund, may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund by all investors in the Fund. The percentage so determined will then be applied to determine the value of the investor's interest in the Fund as of such time on the following day the New York Stock Exchange is open for trading.

                            Class A Shares

     The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of your purchase. The Fund receives the NAV. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

     The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:


                                                             AMOUNT OF
                                      SALES CHARGE AS A     SALES CHARGE
                                        PERCENTAGE OF:      REALLOWED TO
                                     --------------------   DEALERS AS A
AMOUNT OF TRANSACTION AT             OFFERING  NET AMOUNT  PERCENTAGE OF
OFFERING PRICE ($)                    PRICE     INVESTED   OFFERING PRICE
------------------                   --------  ----------  --------------
Under 100,000                           5.75       6.10           5.00
100,000 but under 250,000               3.75       3.90           3.25
250,000 but under 500,000               2.50       2.56           2.25
500,000 but under 1,000,000             2.00       2.04           1.75



     There is no initial sales charge on purchases of Class A shares of $1 million or more.

     The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

     There is no initial sales charge on purchases of Class A shares of $1 million or more.

     Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan Money Market Fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

     The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

     Class A shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan Fund excluding any JPMorgan Money Market Fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

     An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

     A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such
Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

     Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

     The Funds' Distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The Distributor keeps the entire amount of any CDSC the investor pays.

     The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500.

     Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

     A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

     Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the J.P. Morgan Funds Service Center for details about JPMorgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-J.P. Morgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

     Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. The money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

     No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or (iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

     Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

     Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

     Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the J.P. Morgan Funds Service Center.

     A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of JPMorgan Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the JPMorgan Funds.

     Shareholders of record of any JPMorgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan Fund, provided there is no change in account registration.

     Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

     The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

     Investors may incur a fee if they effect transactions through a broker or agent.

                                   TAX MATTERS

      The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

                QUALIFICATION AS A REGULATED INVESTMENT COMPANY

      Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid), and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Under the current view of the Internal Revenue Service, if a Fund invests all of its assets in another open-end management investment company which is classified as a partnership for federal income tax purposes, such Fund will be deemed to own a proportionate share of the income of the portfolio into which it contributes all of its assets for purposes of determining whether such Fund satisfies the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc.).

      In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

      In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

      Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out) and
(2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

      If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

      A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"))(Tax-exempt interest on municipal obligations is not subject to the excise tax). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

      Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                               FUND DISTRIBUTIONS

      Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will not qualify for the 70% dividends-received deduction for corporate shareholders of a Fund.

      A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

      Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains realized with respect to capital assets held for more than 12 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%.

      Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

      Each Fund intends to qualify to pay exempt-interest dividends by satisfying the requirement that at the close of each quarter of the Fund's taxable year at least 50% of the its total assets consists of tax-exempt municipal obligations. Distributions from a Fund will constitute exempt-interest dividends to the extent of its tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of a Fund are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by a Fund of any investment company taxable income or of any net capital gain will be taxable to shareholders as discussed above.

      AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. In addition, exempt-interest dividends derived from all municipal obligations, regardless of the date of issue, must be included in adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.

      Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Further, a shareholder of a Fund is denied a deduction for interest on indebtedness incurred or continued to purchase or carry shares of the Fund. Moreover, a shareholder who is (or is related to) a "substantial user" of a facility financed by industrial development bonds held by a Fund will likely be subject to tax on dividends paid by the Fund which are derived from interest on such bonds. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers, including financial institutions, property and casualty insurance companies and foreign corporations engaged in a trade or business in the United States. Prospective investors should consult their own tax advisers as to such consequences.

      Distributions by a Fund that do not constitute ordinary income dividends, exempt-interest dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

      Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

      Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

      A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

                          SALE OR REDEMPTION OF SHARES

      A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

                              FOREIGN SHAREHOLDERS

      Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

      If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

      If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

      In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of its foreign status.

      The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

                           STATE AND LOCAL TAX MATTERS

      Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a registered investment company ("RIC") may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from RICs may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

      The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

                      MANAGEMENT OF THE TRUST AND THE FUNDS

                              TRUSTEES AND OFFICERS

The Trustees of the Trust are also the Trustees of each of the Funds, as defined below. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer Ingersoll-Rand Company. His address is 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is ____________________.

ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971 - 1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. His address is 105 Coventry Place, Palm Beach Gardens, FL 33418.
His date of birth is ____________________.

ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc. Her address is 1262 Rockrimmon Road, Stamford, CT 06903.
His date of birth is __________________________.

MATTHEW HEALEY--Trustee; Former Chief Executive Officer of trusts in the Fund Complex through April 2001, Former Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is __________________.

FERGUS REID, III--Trustee; Chairman and Chief Executive Officer, Lumelite
 Corporation, since September 1985; Trustee, Morgan Stanley Funds. His address is 202 June Road, Stamford, CT 06903. His date of birth is
 _________________________.

JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His address is 3711 Northwind Court, Jupiter, FL 33477. His date of birth is _________________.

LEONARD M. SPALDING--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; and formerly Chief Investment Executive of the Chase Manhattan Private Bank. His address is 2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is ___________.

H. RICHARD VARTABEDIAN--Trustee; Former President of trusts in the Fund Comlex; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of the Chase Manhattan Bank, N.A., 1980-1991. His address is P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is _____________________.

         A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Fund, the J.P. Morgan Funds, J.P. Morgan Institutional Funds, J.P. Morgan Series Trust, Mutual Fund Group, Fleming Mutual Fund Group, Inc., Mutual Fund Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Variable Annuity Trust, and Mutual Fund Investment Trust up to and including creating a separate board of trustees.

         Each Trustee is currently paid an annual fee of $___________ (adjusted as of ___________, 2001) for serving as Trustee of the Funds and the trusts listed above. Each is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these Funds.

         Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

------------------------------------------- -------------------------- -------------------------- --------------------------
                                                Aggregate Trustee        Pension or Retirement     Total Compensation From
                                            Compensation Paid by the   Benefits Accrued as Part     "Fund Complex" During
                                                Trust During 2000         of Fund Expenses**              2000 (1)
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
William J. Armstrong, Trustee                          N/A                     $ 41,781                   $131,781
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
Roland R. Eppley, Jr., Trustee                         N/A                     $ 58,206                   $149,206
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
Ann Maynard Gray, Trustee                                                         N/A                     $ 75,000
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
Matthew Healey, Trustee (2)                                                       N/A                     $ 75,000
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
Fergus Reid, III, Chairman *                           N/A                     $110,091                   $312,841
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
James J. Schonbachler, Trustee                                                    N/A                     $ 75,000
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
Leonard M. Spalding, Jr., Trustee [*]                  N/A                     $ 35,335                   $124,335
------------------------------------------- -------------------------- -------------------------- --------------------------
------------------------------------------- -------------------------- -------------------------- --------------------------
H. Richard Vartabedian, Trustee                        N/A                     $ 86,791                   $221,141
------------------------------------------- -------------------------- -------------------------- --------------------------

* Mr. Reid is an "interested person" (as defined in the 1940 Act) of the Trust. [Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co.]
** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Fund Complex for which the nominees will serve includes 10 investment companies.
(2) Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.
(3)      Total number of investment company boards served on within the Fund
         Complex.

Audit Committee

         The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. ______________________. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters.

         Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

OFFICERS

         The Trust's executive officers (listed below), other than the officers who are employees of the Adviser, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

         The officers of the Trust, their principal occupations during the past five years and dates of birth are set forth below. The business address of each of the officers unless otherwise noted is 522 Fifth Avenue, New York, New York 10036.

         DAVID WEZDENKO; President and Treasurer; Vice President, JPMIM. Mr. Wedenko is the Chief Operating Officer for the U.S. Mutual Funds and Financial Intermediaries Business. Since joining J.P. Morgan in 1996, he has held numerous financial and operations related positions supporting the J.P. Morgan pooled funds business. His date of birth is October 2, 1963.

         SHARON WEINBERG; Vice President and Secretary. Vice President, JPMIM. Ms. Weinberg is head of Business and Product Strategy for the U.S. Mutual Funds and Financial Intermediaries business. Since joining J.P. Morgan in 1996 in New York, she has held numerous positions throughout the asset management business in mutual funds marketing, legal, and product development. Her date of birth is June 15, 1959.

         PAUL M. DERUSSO; Vice President and Assistant Treasurer. Vice President, JPMIM. Mr. DeRusso has served in Funds Administration as Manager of the Budgeting and Expense Group for the J.P. Morgan Fund complex and their successor on the heritage Chase side since prior to 1996. His date of birth is December 3, 1954.

         CHRISTINE  ROTUNDO;  Assistant  Treasurer.  Vice President JPMIM.
Ms. Rotundo serves as Manager of the Funds Infrastructure group and is responsible for the management of special projects. Prior to January 2000, she served as Manager of the Tax Group in the Funds Administrative group and was responsible for U.S. mutual fund tax matters. Her date of birth is September 26, 1965.

         STEPHEN UNGERMAN; Vice President and Assistant Treasurer. Vice President, JPMIM. Mr. Ungerman is head of the Fund Service Group within Fund Administration. Prior to joining J.P. Morgan in 2000, he held a number of senior management positions in Prudential Insurance Co. of America's asset management business, includes Assistant General Counsel, Tax Director, and Co-head of Fund Administration Department. Mr. Ungerman was also the Assistant Treasurer of all mutual funds managed by Prudential. His date of birth is June 2, 1953.

         LAI MING FUNG; Assistant Treasurer. Associate, JPMIM. Ms. Fung serves in the Funds Administration group as a Budgeting Analyst for the Budgeting & Expense Group. Prior to April to 1999, she worked with Morgan Stanley Dean Witter as a Section Head in the Fund Accounting Group. Her date of birth is September 8, 1974.

         JOSEPH J. BERTINI; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, JPMIM. Prior to October of 1997, he was an attorney in the Mutual fund Group at SunAmerica Asset Management Inc. His date of birth is November 4, 1965.

          JUDY R. BARTLETT; Vice President and Assistant Secretary. Vice President and Assistant General Counsel, JPMIM. since September 2000. From August 1998 through August 2000, Ms. Bartlett was an attorney at New York Life Insurance Company where she served as assistant Secretary for the Mainstay Funds. From October 1995 through July 1998, Ms. Bartlett was an associate at the law firm of Willkie, Farr & Gallagher. Her date of birth is May 29, 1965.

         MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Mardwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

         LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

         ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

         As of the date of this SAI, the officers, Trustees as a group owned less than 1% of the shares of each Fund.

----------

      The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

                             ADVISER AND SUB-ADVISER

         Prior to February 28, 2001, the adviser to the funds was the Chase Manhattan Bank. The day to day management of the Funds was handled by the sub-adviser, Chase Fleming Asset Management (USA) Inc. (renamed J.P. Morgan Fleming Asset Management (USA) Inc. (JMPFAM) Effective February 28, 2001, JPMFAM, acts as adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, JPMFAM provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The adviser continuously provides investment programs and determines from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The advisers to the Funds furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

         Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

         Pursuant to the terms of the Advisory Agreement and the sub-advisers' agreements with the adviser, the adviser and sub-advisers are permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser or sub-adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the adviser or sub-adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

         In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

         Under the Advisory Agreement, JPMFAM may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMFAM may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of JPMFAM as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMFAM.

         JPMFAM, a wholly-owned subsidiary of The Chase Manhattan Bank. JPMFAM is registered with the Securities and Exchange Commission as an investment adviser. Also included among JPMFAM accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. JPMFAM is located at 522 Fifth Avenue, New York, New York 10036.

         In consideration of the services provided by the adviser pursuant to the Advisory Agreement, the adviser is entitled to receive from each Fund an investment advisory fee computed daily and paid monthly based on a rate equal to a percentage of such Fund's average daily net assets specified in the relevant Prospectuses. However, the adviser may voluntarily agree to waive a portion of the fees payable to it on a month-to-month basis. For its services under its sub-advisory agreement, CFAM London in the case of the Funds will be entitled to receive, with respect to the Funds, such compensation, payable by the adviser out of its advisory fee, as is described in the relevant Prospectuses.

         For the three most recent fiscal years, the Advisor earned advisory fees, and voluntarily waived the amounts in parentheses as follows:


                                                YEAR ENDED OCTOBER 31,
                                    ----------------------------------------------------
                                       1998                 1999            2000
                                    ---------------    --------------    ----------------
FOCUS FUND                           $____   ($____)   $____   ($____)   $_____ ($____)
H&Q TECHNOLOGY FUND                  $____   ($____)   $____   ($____)   $_____ ($____)

                                  ADMINISTRATOR

      Pursuant to an Administration Agreement (the "Administration Agreement"), Chase serves as administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

      Under the Administration Agreement Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

      In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal years; and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.15% of the fund 25% billion of average net assets of all non-money market funds in the JPMorgan Funds Complex plus
 .075% of average net assets over $25 billion. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

      For the three most recent fiscal years, the Administrator earned administration fees, and voluntarily waived the amounts in parentheses:

                                                  YEAR ENDED AUGUST 31,
                                    ----------------------------------------------------
                                       1998                 1999            2000
                                    ---------------    --------------    ----------------
FOCUS FUND                           $____   ($____)   $____   ($____)   $_____ ($____)
H&Q TECHNOLOGY FUND                  $____   ($____)   $____   ($____)   $_____ ($____)

                               DISTRIBUTION PLANS

    The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes or shares of certain Funds as described in the Prospectuses, which provide that such classes of such Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Class A Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of each Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other JPMorgan Funds.

    Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00% respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

    Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of Class A shares, or 0.75% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B and Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B and Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

    Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

    The Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). The continuance of the Distribution Plan was most recently approved on __________________. The Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. The Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting shares of the class of such Fund to which it applies (as defined in the 1940 Act). The Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.


    For the fiscal years ended October 31, 1998, 1999 and 2000, the Distributor was paid or accrued distribution fees with respect to the Funds, and voluntarily waived the amount in parentheses following such fees:




                                                FISCAL YEAR ENDED OCTOBER 31,
                            ---------------------------------------------------------------------
                                    1998                    1999                   2000
                            ---------------------   ---------------------   ---------------------
FUND                        PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED   PAID/ACCRUED   WAIVED
----                        ------------   ------   ------------   ------   ------------   ------
FOCUS FUND
    A SHARES
    B SHARES
    C SHARES
        Select Shares (formerly Institutional)
H&Q TECHNOLOGY
    A SHARES
    B SHARES
    C SHARES



* Distribution fees are from the period November 1, 1998 (commencement of operations) through October 31, 1999.


    Expenses paid by the Distributor related to the distribution of Trust shares during the year ended October 31, 2000 were as follows:

0


                                                                                  TOTAL VALUE
                                                                                  -----------
ADVERTISING AND SALES LITERATURE                                                  $  340,447
PRINTING, PRODUCTION AND MAILING OF PROSPECTUSES AND SHAREHOLDER REPORTS
TO OTHER THAN CURRENT SHAREHOLDERS                                                   137,970
COMPENSATION TO DEALERS                                                            6,122,706
COMPENSATION TO SALES PERSONNEL                                                    5,595,536
B SHARE FINANCING CHARGES                                                          8,232,922
EQUIPMENT, SUPPLIES AND OTHER INDIRECT DISTRIBUTION-RELATED EXPENSES                  29,628


    With respect to the Class B shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as a finance agent.

                  DISTRIBUTION AND SUB-ADMINISTRATION AGREEMENT

    The Trust has entered into a Distributions Agreement (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter, provides certain administration services and promotes and arranges for the sale of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plans. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith.

    The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Prior to _________, the Distributor was also party to a Sub-Administration Agreement with the Funds, pursuant to which the Distributor was paid an annual fee of 0.05% of the net assets of each Fund for providing certain sub-administration agreement with BISYS Fund services, Inc. pursuant to which Chase may pay BISYS a portion of Administration Fee for providing certain sub-administration services. For the three most recent fiscal years, the Distributor earned sub-administration fees, and voluntarily waived the amounts in parentheses:

                                                YEAR ENDED OCTOBER 31,
                                    ----------------------------------------------------
                                       1998                 1999            2000
                                    ---------------    --------------    ----------------
FOCUS FUND                           $____   ($____)   $____   ($____)   $_____ ($____)
H&Q TECHNOLOGY FUND                  $____   ($____)   $____   ($____)   $_____ ($____)

           Shareholder Servicing Agents, Transfer Agent and Custodian

    Effective January 3, 2000, the Trust adopted an Administrative Services Plan which, among other things, provides that the Trust on behalf of the Funds may obtain the services of one or more Shareholder Servicing Agents. The Trust has entered into shareholder servicing agreements (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

    Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each fund on a month-to-month basis. Fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and for the fiscal year ended October 31, 1998, 1999 and 2000.

                                                YEAR ENDED OCTOBER 31,
                                    ----------------------------------------------------
                                       1998                 1999            2000
                                    ---------------    --------------    ----------------
FOCUS FUND                           $____   ($____)   $____   ($____)   $_____ ($____)
H&Q TECHNOLOGY FUND                  $____   ($____)   $____   ($____)   $_____ ($____)


    Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

    For shareholders that bank with JPMorgan Chase, JPMorgan Chase may aggregate investments in the J.P. Morgan Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

    Chase and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their cus-tomers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares or 0.25% in the case of the European Fund if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or the Distributor.


    The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

    Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund for which Chase receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for the Funds. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245. For additional information, see the Prospectuses.

                             INDEPENDENT ACCOUNTANTS

    The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended August 31, 2000, and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

                           CERTAIN REGULATORY MATTERS

    Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Chase and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

                               GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    Mutual Fund Group is an open-end, management investment company organized as Massachusetts business trusts under the laws of the Commonwealth of Massachusetts on May 11, 1987. Because certain Funds comprising the Trust are "non-diversified", more than 5% of any of the assets of such Funds may be invested in the obligations of any single issuer, which may make the value of the shares in such a Fund more susceptible to certain risks than shares of a diversified mutual fund. The fiscal year-end of the Funds in the Trust is August 31.

    Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

    Each Fund currently issues multiple classes of shares but may, in the future, offer other classes. The categories of investors that are eligible to purchase shares may be different for each class of Fund shares. Other classes of Fund shares may be subject to differences in sales charge arrangements, ongoing distribution and service fee levels, and levels of certain other expenses, which will affect the relative performance of the different classes.

    Any person entitled to receive compensation for selling or servicing shares of a Fund may receive different levels of compensation for selling one particular class of shares rather than another.

    The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

    The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

    The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

                              FINANCIAL STATEMENTS


    The Annual Report to Shareholders of each Fund, including the report of independent accountants, financial highlights and financial statements for the fiscal year-ended August 31, 2000 with respect to the Intermediate Tax Free Income Fund and the New York Intermediate Tax Free Income Fund and October 31, 2000 with respect to the European Fund contained therein, are incorporated by reference. With respect to the Intermediate Tax Free Income Fund and the New York Intermediate Tax Free Income Fund, the Semi-Annual Report to shareholders for the period ended February 28, 2001, is incorporated by reference.

               SPECIMEN COMPUTATIONS OF OFFERING PRICES PER SHARE


FOCUS FUND
A SHARES:
Net Asset Value and Redemption Price per Share of Beneficial Interest at October 31, 2000 ............... $___
Maximum Offering Price per Share ($17.87 divided by .9425) (reduced on purchases of $100,000 or more) ... $___

B SHARES:
Net Asset Value and Redemption Price per Share of Beneficial Interest at October 31, 2000 ............... $___

C SHARES:
Net Asset Value and Redemption Price per Share of Beneficial Interest at October 31, 2000 ............... $___

H&Q TECHNOLOGY FUND
A SHARES:
Net Asset Value and Redemption Price per Share of Beneficial Interest at October 31, 2000 ............... $____
Maximum Offering Price per Share ($17.87 divided by .9425) (reduced on purchases of $100,000 or more) ... $____

B SHARES:
Net Asset Value and Redemption Price per Share of Beneficial Interest at October 31, 2000 ............... $____

C SHARES:
Net Asset Value and Redemption Price per Share of Beneficial Interest at October 31, 2000 ............... $ ___

                                   APPENDIX A

                       DESCRIPTION OF CERTAIN OBLIGATIONS
                     ISSUED OR GUARANTEED BY U.S. GOVERNMENT
                          AGENCIES OR INSTRUMENTALITIES

      FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

      MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government and are guaranteed by the U.S. government.

      FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

      FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. government.

      FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. Government and are guaranteed by the U.S. government.

      GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary form their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested, although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. government obligations may be purchased at a discount from face value.

      FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

      GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. Government and are guaranteed by the U.S. government.

      NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. government.

      PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. government.

      PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. government.

      SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. government.

      WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. government.

      FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. government.

      FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. government.

      STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. government.

      D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. government.

      EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. government.

      In the case of securities not backed by the "full faith and credit" of the U.S. government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. government itself in the event the agency or instrumentality does not meet its commitments.

      Investments may also be made in obligations of U.S. government agencies or instrumentalities other than those listed above.

                                   APPENDIX B

                             DESCRIPTION OF RATINGS*

      The ratings of Moody's and Standard & Poor's represent their opinions as to the quality of various Municipal Obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, Municipal Obligations with the same maturity, coupon and rating may have different yields while Municipal Obligations of the same maturity and coupon with different ratings may have the same yield.

                             DESCRIPTION OF MOODY'S
                      FOUR HIGHEST MUNICIPAL BOND RATINGS:

      Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

      A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

                  DESCRIPTION OF MOODY'S THREE HIGHEST RATINGS
                          OF STATE AND MUNICIPAL NOTES:

      Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run. A short-term rating may also be assigned on an issue having a demand feature-variable rate demand obligation or commercial paper programs; such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Symbols used are as follows:

      MIG-1/VMIG-1--Notes bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

      MIG-2/VMIG-2--Notes bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

      MIG-3/VMIG-3--Notes bearing this designation are of favorable quality, where all security elements are accounted for but there is lacking the undeniable strength of the preceding grade, liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

----------
* As described by the rating agencies. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

      DESCRIPTION OF STANDARD & POOR'S FOUR HIGHEST MUNICIPAL BOND RATINGS:

----------
AAA--Bonds rated AAA have the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

----------
AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

----------
A--Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

----------
BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

----------
Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                        DESCRIPTION OF STANDARD & POOR'S
             RATINGS OF MUNICIPAL NOTES AND TAX-EXEMPT DEMAND BONDS:

      A Standard & Poor's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      --Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

      --Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

      Note rating symbols are as follows:

      SP-1--Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

      SP-2--Satisfactory capacity to pay principal and interest.

      SP-3--Speculative capacity to pay principal and interest.

      Standard & Poor's assigns "dual" ratings to all long-term debt issues that have as part of their provisions a demand or double feature.

      The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols are used to denote the put option (for example, "AAA/B-1+"). For the newer "demand notes," S&P's note rating symbols, combined with the commercial paper symbols, are used (for example, "SP-1+/A-1+").

                        DESCRIPTION OF STANDARD & POOR'S
                      TWO HIGHEST COMMERCIAL PAPER RATINGS:

      A--Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

      A-1--This rating indicates a fund has strong capacity to meet its financial commitments. Standard & Poor's rate it in the highest category. Within this category, certain obligors are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitments is extremely stong.

      A-2--This rating indicates a fund has satisfactory capacity to meet its financial commitments. However it is somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than obligors in the highest rating category.

                             DESCRIPTION OF MOODY'S
                      TWO HIGHEST COMMERCIAL PAPER RATINGS:

      Moody's Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
Prime-1, Prime-2 and Prime-3.

      ISSUERS RATED PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

      ISSUERS RATED PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

                DESCRIPTION OF FITCH'S RATINGS OF MUNICIPAL NOTES
                           AND TAX-EXEMPT DEMAND BONDS

                             MUNICIPAL BOND RATINGS

      The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issuer, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's financial strength and credit quality.

      AAA--Bonds rated AAA are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

      AA--Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F-1.

      A--Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

      BBB--Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

      Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

                               SHORT-TERM RATINGS

      Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

      Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

      F-1+--Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

      F-1--Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

      F-2--Good Credit Quality. Issues carrying this rating have satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

      F-3--Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near term adverse changes could cause these securities to be rated below investment grade.

                                   APPENDIX C

                  SPECIAL INVESTMENT CONSIDERATIONS RELATING TO
                         NEW YORK MUNICIPAL OBLIGATIONS

      Some of the significant financial considerations relating to the investments of the New York Intermediate Tax Free Income Fund in New York municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to securities offerings of New York municipal obligations available as of the date of this Statement of Additional Information. The accuracy and completeness of the information contained in such offering statements has not been independently verified.

                                 NEW YORK STATE

      New York State Financing Activities. There are a number of methods by which New York State (the "State") may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the New York State Legislature (the "Legislature") and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State. With the exception of general obligation housing bonds (which must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 50 years after issuance, commencing no more than three years after issuance), general obligation bonds must be paid in equal annual installments or installments that result in substantially level or declining debt service payments, within 40 years after issuance, beginning not more than one year after issuance of such bonds.

      The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ("TRANs"), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued bonds, by issuing bond anticipation notes ("BANs"). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. BANS may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorizations. Such BANs must be paid from the proceeds of the sale of bonds in anticipation of which they were issued or from other sources within two years of the date of issuance or, in the case of BANs for housing purposes, within five years of the date of issuance.

      The State may also, pursuant to specific constitutional authorization, directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Thruway Authority, the Job Development Authority and the Port Authority of New York and New Jersey. The State has never been called upon to make any direct payments pursuant to such guarantees. The State-guaranteed bonds of the Port Authority of New York and New Jersey were fully retired on December 31, 1996. State-guaranteed bonds issued by the Thruway Authority were fully retired on July 1, 1995.

      In February 1997, the Job Development Authority ("JDA") issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital structure. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities had been suspended since the Governor took office in 1995. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed its recent refinancing. JDA anticipates that it will transact additional refinancings in 1999, 2000 and 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances which are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 1997-98 fiscal year. JDA recently resumed its lending activities under a revised set of lending programs and underwriting guidelines.

      The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financing, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the New York Local Government Assistance Corporation ("LGAC") to restructure the way the State makes certain local aid payments.

      The State participates in the issuance of Certificates of Participation ("COPs") in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.

      The State also employs moral obligation financing. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority although there can be no assurance that such a default will not occur in the future.

      Payments of debt service on State general obligation and State-guaranteed bonds and notes are legally enforceable obligations of the State. The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees although there can be no assurance that such a default or call will not occur in the future.

      The proposed 1997-98 through 2002-2003 Capital Program and Financing Plan was released with the 1998-99 Executive Budget on January 20, 1998. As part of the Plan, changes were proposed to the State's 1997-98 borrowing plan, including: delay of the issuance of COPs to finance welfare information systems through 1998-99 to permit a thorough assessment of needs; and the elimination of issuances for the CEFAP to reflect the proposed conversion of that bond-financed program pay-as-you-go financing.

      In addition to the arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to aid financially troubled localities. The Municipal Assistance Corporation for The City of New York ("MAC") was created to provide financing assistance to New York City (the "City"). To enable MAC to pay debt service on its obligations, MAC receives, subject to annual appropriation by the Legislature, receipts from the 4% New York State Sales Tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to the City. The legislation creating MAC also includes a moral obligation provision. Under its enabling legislation, MAC's authority to issue bonds and notes (other than refunding bonds and notes) expired on December 31, 1984. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ("Troy MAC"). The bonds issued by Troy MAC, however, do not include moral obligation provisions.

      THE 1998-99 STATE FINANCIAL PLAN. The State's 1998-99 fiscal year commenced on April 1, 1998 and ends on March 31, 1999. The debt component of the State's budget for the 1998-99 fiscal year was adopted by the Legislature on March 30, 1998, and the remainder of the budget was adopted by the Legislature on April 18, 1998. The State Financial Plan for the 1998-99 fiscal year (the "State Financial Plan") was released on June 25, 1998 and was based on the State's budget as enacted by the Legislature and signed into law by the Governor. The State Financial Plan is updated in July, October and January. The State Financial Plan was projected to be balanced on a cash basis; however there can be no assurance that the State Financial Plan will continue to be in balance. Total General Fund receipts and transfers from other funds were projected to be $37.56 billion, while total General Fund disbursements and transfers to other funds were projected to be $36.78 billion. After adjustments for comparability, the adopted 1998-99 budget projected a year-over-year increase in General Fund disbursements of 7.1 percent. General Fund disbursements in 1998-99 were projected to grow by $2.43 billion over 1997-98 levels, or $690 million more than proposed in the Governor's Executive Budget, as amended. The change in General Fund disbursements from the Executive Budget to the enacted budget reflects legislative additions (net of the value of the Governor's vetoes), actions taken at the end of the regular legislative session and spending that was originally anticipated to occur in 1997-98 but is now expected to occur in 1998-99. The 1998-99 increase in General fund spending has primarily taken the form of additional local assistance ($1.88 billion). The largest annual increases are for educational programs, Medicaid, other health and social welfare programs and community projects grants.

      Resources used to fund these additional expenditures include increased revenues projected for 1998-99, increased resources produced in the 1997-98 fiscal year that are to be utilized in 1998-99 reestimates of social service, fringe benefit and other spending, and certain non-recurring resources.

      The State's enacted budget includes several new multi-year tax reduction initiatives, including acceleration of State-funded property and local income tax relief for senior citizens under the School Tax Relief Program ("STAR"), expansion of the child care income tax credit for middle-income families, a phased-in reduction of the general business tax and reduction of several other taxes and fees, including an accelerated phase-out of assessments on medical providers. The enacted budget also provides for significant increases in spending for public schools, special education programs and the State and City university systems. It also allocates $50 million for a new Debt Reduction Reserve Fund ("DRRF") that may eventually be used to pay debt service costs on or to prepay outstanding State-supported bonds.

      The 1998-99 State Financial Plan projects a closing balance in the General Fund of $1.42 billion that is comprised of a reserve of $761 million available for future needs, a balance of $400 million in the Tax Stabilization Reserve Fund ("TSRF"), a balance of $158 million in the Community Projects Fund ("CPF") and a balance of $100 million in the Contingency Reserve Fund ("CRF"). The TSRF can be used in the event of an unanticipated General Fund cash operating deficit, as provided under the State Constitution and State Finance Law. The CPF is used to finance various legislative and executive initiatives. The CRF provides resources to help finance any extraordinary litigation costs during the fiscal year.

      Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts, however, have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies.

      The State Financial Plan included actions that would have an effect on the budget outlook for State fiscal year 1998-99 and beyond. The DOB estimated that the 1998-99 State Financial Plan contained actions that provide non-recurring resources or savings totaling approximately $64 million, the largest of which is a retroactive reimbursement of federal welfare claims. The balance is composed of various other actions,primarily the transfer of unused special revenue fund balances to the General Fund.

      Despite recent budgetary surpluses recorded by the State, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State is required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. For example, the fiscal effects of tax reductions adopted in the last several fiscal years (including 1998-99) are projected to grow more substantially beyond the 1998-99 fiscal year, with the incremental annual cost of all currently enacted tax reductions estimated at over $4 billion by the time they are fully effective in State fiscal year 2002-03. These actions will place pressure on future budget balance in New York State.

      The State Division of Budget ("DOB") believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Annual Information Statement, and those projections may be changed materially and adversely from time to time. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in its projections for the current fiscal year.

      Outyear Projections of Receipts and Disbursements. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98) and less than $1 billion (1998-99). The State, as a part of the 1998-99 Executive Budget projections submitted to the Legislature in February 1998, projected a 1999-00 General Fund budget gap of approximately $1.7 billion and a 2000-01 gap of $3.7 billion. As a result of changes made in the 1998-99 enacted budget, the 1999-00 gap is now expected to be roughly $1.3 billion, or about $400 million less than previously projected, after application of reserves created as part of the 1998-99 budget process. Such reserves would not be available against subsequent year imbalances.

      Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. However, the State's projections in 1999-00 currently assume actions to achieve $600 million in lower disbursements and $250 million in additional receipts from the settlement of State claims against the tobacco industry. Consistent with past practice, the projections do not include any costs associated with new collective bargaining agreements after the expiration of the current round of contracts at the end of the 1998-99 fiscal year. Sustained growth in the State's economy and continued declines in welfare case load and health care costs would also produce additional savings in the State Financial Plan. Finally, various federal actions, including the potential benefit effect on State Tax receipts from changes to the federal tax treatment of capital gains, would potentially provide significant benefits to the State over the next several years. The State expects that the 1999-00 Financial Plan will achieve savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, maximization of federal and non-General Fund spending offsets, and other actions necessary to bring projected disbursements and receipts into balance.

      The State will formally update its outyear projections of receipts and disbursements for the 2000-01 and 2001-02 fiscal years as a part of the 1999-00 Executive Budget process, as required by law. The revised expectations for years 2000-01 and 2001-02 will reflect the cumulative impact of tax reductions and spending commitments enacted over the last several years as well as new 1999-00 Executive Budget recommendations. The STAR program, which dedicates a portion of personal income tax receipts to fund school


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

tax reductions, has a significant impact on General Fund receipts. STAR is projected to reduce personal income tax revenues available to the General Fund by an estimated $1.3 billion in 2000-01. Disbursement projections for the outyears currently assume additional outlays for school aid, Medicaid, welfare reform, mental health community reinvestment and other multi-year spending commitments in law.

      Uncertainties with regard to the economy, as well as the outcome of certain litigation now pending against the State, could produce adverse effects on the State's projections of receipts and disbursements. For example, changes to current levels of interest rates or deteriorating world economic conditions could have an adverse effect on the State economy and produce results in the current fiscal year that are worse than predicted. Similarly, adverse judgments in legal proceedings against the State could exceed amounts reserved in the 1998-99 Financial Plan for payment of such judgments and produce additional unbudgeted costs to the State.

      In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. A delay in the adoption of the State's budget beyond the statutory April 1 deadline could delay the projected receipt by the City of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

      OFT is monitoring compliance on a quarterly basis and is providing assistance and assigning resources to accelerate compliance for mission critical systems, with most compliance testing expected to be completed by mid-1999. There can be no guarantee, however, that all of the State's mission-critical and high-priority computer systems will be Year 2000 compliant and that there will not be an adverse impact upon State operations or State finances as a result.

      GOVERNMENT FUNDS COMPRISING THE STATE FINANCIAL PLAN. Four governmental fund types comprise the State Financial Plan: the General fund, the Special Revenue Funds, the Capital Projects funds and the Debt Service funds.

      The General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. In the State's 1998-99 fiscal year, the General Fund was expected by the State to account for approximately 47.6 percent of all governmental funds disbursements and 70.1 percent of total State Funds disbursements.

      The General Fund was projected to be balanced on a cash basis for the 1998-99 fiscal year, however there can be no assurance that the General Fund will remain balanced for the entire fiscal year. Total receipts were projected to be $37.56 billion, an increase of $3.01 billion from the $34.55 billion recorded in 1997-98. The disbursement total projected for fiscal year 1998-99 included $34.36 billion in tax receipts, $1.40 billion in miscellaneous receipts and $1.80 billion in transfers from other funds.

      The transfer of a portion of the surplus recorded in 1997-98 to 1998-99 exaggerates the "real" growth in State receipts from year to year by depressing reported 1997-98 figures and inflating 1998-99 projections. Conversely, the incremental cost of tax reductions newly effective in 1998-99 and the impact of statutes earmarking certain tax receipts to other funds work to depress apparent growth below the underlying growth in receipts attributable to expansion of the State's economy. On an adjusted basis, State tax revenues in the 1998-99 fiscal year were projected to grow at approximately 7.5 percent, following an adjusted growth of roughly nine percent in the 1997-98 fiscal year. Fund disbursements were projected to be $36.78 billion, an increase of $2.43 billion over the total amount disbursed and transferred in the 1997-98 fiscal year.


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

      SPECIAL REVENUE FUNDS: Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Although activity in this fund type was expected to comprise approximately 41 percent of total governmental funds receipts and disbursements in the 1998-99 fiscal year, about three-quarters of that activity relates to federally-funded programs.

      Total disbursements for programs supported by Special Revenue Funds were projected at $29.97 billion, an increase of $2.32 billion or 8.4 percent from 1997-98. Federal grants account for approximately three-quarters of all spending in the Special Revenue fund type. Disbursements from federal funds were estimated at $21.78 billion, an increase of $1.12 billion or 5.4 percent. The single largest program in this Fund group is Medicaid, which was projected at $13.65 billion, an increase of $465 million or 3.5 percent above last year. Federal support for welfare programs was projected at $2.53 billion, similar to 1997-98. The remaining growth in federal funds was due primarily to the new Child Health Plus program, estimated at $197 million in 1998-99. This program will expand health insurance coverage to children of indigent families.

      State special revenue spending was projected to be $8.19 billion, an increase of $1.20 billion or 17.2 percent from last year's levels. Most of this projected increase in spending was due to the $704 million cost of the first phase of the STAR program, as well as $231 million in additional operating assistance for mass transportation and $113 million for the State share of the new Child Health Plus program.

      CAPITAL PROJECTS FUNDS: Capital Projects Funds account for the financial resources used in the acquisition, construction or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund and various other capital funds established to distinguish specific capital construction purposes supported by other revenues. In the 1998-99 fiscal year, activity in these funds was expected to comprise 5.5 percent of total governmental receipts and disbursements.

      Capital Projects Funds spending in fiscal year 1998-99 was projected at $4.14 billion, an increase of $575 million or 16.1 percent from last year. The major components of this expected growth were transportation and environmental programs, including continued increased spending for 1996 Clean Water/Clean Air Bond Act projects and higher projected disbursements from the Environmental Protection Fund (EPF). Another significant component of this projected increase is in the area of public protection, primarily for facility rehabilitation and construction of additional prison capacity.

      DEBT SERVICE FUNDS: Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. These Funds were expected to comprise 3.8 percent of total governmental fund receipts and disbursements in the 1998-99 fiscal year. Receipts in these Funds in excess of debt service requirements are transferred to the General Fund and Special Revenue Funds, pursuant to law.

      The Debt Service Fund type consists of the General Debt Service Fund, which is supported primarily by tax dollars transferred from the General Fund, and other funds established to accumulate moneys for the payment of debt service. Total disbursements from the Debt Service Fund type were estimated at $3.36 billion in 1998-99, an increase of $275 million or 8.9 percent from 1997-98 levels. Of the increase, $102 million was dedicated to transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund. Another $45 million was for education purposes, including State and City University programs financed through the Dormitory Authority of the State of New York (DASNY). The remainder was for a variety of programs in such areas as mental health and corrections and for general obligation financings.

      PRIOR FISCAL YEARS. New York State's financial operations have improved during recent fiscal years. During the period 1989-90 through 1991-92, the State incurred General Fund operating deficits that were closed with receipts from the issuance of TRANs. A national recession, followed by the lingering economic slowdown in the New York and regional economy, resulted in repeated shortfalls in receipts and three budget deficits during those years. During its last six fiscal years, however, the State has recorded balanced budgets on a cash basis, with positive fund balances as described below. There can be no assurance, however, that such trends will continue.

      FISCAL YEAR 1997-98. The State ended its 1997-98 fiscal year on March 31, 1998 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid and other entitlement programs.

      The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance was held in three accounts within the General Fund: the TSRF, the CRF and the CPF. The TSRF closing balance was $400 million, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an extraordinary deposit of $68 million made from the 1997-98 surplus. The CRF closing balance was $68 million, following a $27 million deposit from the surplus. The CPF, which finances legislative initiatives, closed the fiscal year with a balance of $170 million, an increase of $95 million. The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.

      General Fund receipts and transfers from other funds for the 1997-98 fiscal year (including net tax refund reserve account activity) totaled $34.55 billion, an annual increase of $1.51 billion, or 4.57 percent over 1996-97. General Fund disbursements and transfers to other funds were $34.35 billion, an annual increase of $1.45 billion or 4.41 percent.

      FISCAL YEAR 1996-97. The State ended its 1996-97 fiscal year on March 31, 1997 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.42 billion. The cash surplus was derived primarily from higher-than-expected revenues and lower-than-expected spending for social services programs.

      The General Fund closing fund balance was $433 million, an increase of $146 million from the 1995-96 fiscal year. Of that amount, $317 million was in the TSRF, after a required deposit of $15 million and an additional deposit of $65 million in 1996-97. In addition, $41 million was deposited in the CRF. The remaining $75 million reflected amounts then on deposit in the Community Projects Fund. The General Fund closing fund balance did not include $1.86 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1997.

      General Fund receipts and transfers from other funds for the 1996-97 fiscal year totaled $33.04 billion, an increase of 0.7 percent from the previous fiscal year (including net tax refund reserve account activity). General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-97 fiscal year, an increase of 0.7 percent from the 1995-96 fiscal year.

      FISCAL YEAR 1995-96. The State ended its 1995-96 fiscal year on March 31, 1996 with a General Fund cash surplus of $445 million, as reported by DOB . The cash surplus was derived from higher-than expected receipts, savings generated through agency cost controls and lower-than-expected welfare spending. The DOB reported that revenues exceeded projections by $270 million, while spending for social service programs was lower than forecast by $120 million and all other spending was lower by $55 million. From the resulting benefit of $445 million, a $65 million voluntary deposit was made into the TSRF, and $380 million was used to reduce 1996-97 Financial Plan liabilities by accelerating 1996-97 payments, deferring 1995-96 revenues, and making a deposit to the tax refund reserve account.

      The General Fund closing Fund balance was $287 million, an increase of $129 million from 1994-95 levels. The $129 million change in Fund balance is attributable to a $65 million voluntary deposit to the TSRF, a $15 million required deposit to the TSRF, a $40 million deposit to the CRF and a $9 million deposit to the Revenue Accumulation Fund. The closing Fund balance included $237 million on deposit in the TSRF. In addition, $41 million was on deposit in the CRF. The remaining $9 million reflected amounts then on deposit in the Revenue Accumulation Fund. That Fund was created to hold certain tax receipts temporarily before their deposit to other accounts. The General fund closing balance did not include $678 million in the tax refund reserve account of which $521 million was made available as a result of the LGAC financing program and was refinanced to be on deposit as of March 31, 1996.

      General Fund receipts and transfers from other funds (including net refund reserve account activity) totaled $32.81 billion, which is a decrease of 1.1 percent from 1994-95 levels. This decrease reflects the impact of tax reductions enacted and effective in both 1994 and 1995. General Fund disbursements and transfers totaled $32.68 billion for the 1995-96 fiscal year, which is a decrease of 2.2 percent from 1994-95 levels.

      CASH-BASIS RESULTS FOR THE NON-GENERAL FUNDS OVER THE LAST 3 YEARS. Activity in the three other governmental funds has remained relatively stable over the last three fiscal years, with federally-funded programs comprising approximately two-thirds of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two new dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation and the MTA.

      In the Special Revenue Funds, disbursements increased from $26.26 billion to $27.65 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid. Other activity reflected dedication of taxes to a new fund for mass transportation, new lottery games, and new fees for criminal justice programs.

      Disbursements in the Capital Projects Funds declined from $3.97 billion to $3.56 billion over the last three years, as spending for miscellaneous capital programs decreased, partially offset by increases for mental hygiene, health and environmental programs. The composition of this Fund type's receipts also changed as the dedicated transportation taxes began to be deposited, general obligation bond proceeds declined substantially, federal grants remained stable, and reimbursements from public authority bonds (primarily transportation related) increased.

      Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued costs of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years using strict present value savings criteria. The growth in LGAC debt service was offset by reduced short-term borrowing costs reflected in the General Fund.

      GAAP-BASIS RESULTS. State law requires the State to update its projected financial results on a GAAP-basis on or before September first of each year.

      PROJECTED GAAP-BASIS RESULTS FOR FISCAL YEAR 1998-99. The State based its GAAP projections on the cash estimates in the First Quarterly Update to the Financial Plan and the actual results for the 1997-98 fiscal year as reported by the State Comptroller on July 28, 1998.

      On March 31, 1998, the State recorded, on a GAAP-basis, its first-ever, accumulated positive balance in its General Fund. This "accumulated surplus" was $567 million. The improvement in the State's GAAP position is attributable, in part, to the cash surplus recorded at the end of the State's 1997-98 fiscal year. Much of that surplus is reserved for future requirements, but a portion is being used to meet spending needs in

1998-99. Thus, the State expects some deterioration in its GAAP position, but expects to maintain a positive GAAP balance through the end of the current fiscal year.

      The 1998-99 GAAP-basis General Fund Financial Plan shows expected tax revenues of $33.1 billion and miscellaneous revenues of $2.6 billion to finance expenditures of $36.1 billion and net financing uses of $156 million. The General Fund accumulated surplus is projected to be $27 million at the end of 1998-99.

      GAAP-BASIS RESULTS FOR FISCAL YEAR 1997-98. The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.

      GENERAL FUND. The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $270 million and tax refunds payable of $147 million.

      Revenues increased $617 million (1.8 percent) over the prior fiscal year, with increases in personal income, consumption and use and business taxes. Decreases were reported for other taxes, federal grants and miscellaneous revenues. Personal income taxes grew $746 million, an increase of nearly 4.2 percent. The increase in personal income taxes resulted from strong employment and wage growth and the strong performance by the financial markets during 1997. Consumption and use taxes increased $334 million or 5.0 percent as a result of increased consumer confidence. Business taxes grew $28 million, an increase of
0.5 percent. Other taxes fell primarily because revenue for estate and gift taxes decreased. Miscellaneous revenues decreased $380 million, or 12. 7 percent, due to a decline in receipts from the Medical Malpractice Insurance Association and medical provider assessments.

      Expenditures increased $137 million (0.4 percent) from the prior fiscal year, with the largest increases occurring in State aid for education and social services spending. Education expenditures grew $391 million (3.6 percent) due mainly to an increase in spending for municipal and community colleges. Social services expenditures increased $233 million (2.6 percent) due mainly to program growth. Increases in other State aid spending were offset by a decline in general purpose aid of $235 million (27.8 percent) due to statutory changes in the payment schedule. Increases in personal and non-personal service costs were offset by a decrease in pension contribution of $660 million, a result of the refinancing of the State's pension amortization that occurred in 1997.

      Net other financing sources decreased $841 million (68.2 percent) due to the nonrecurring use of bond proceeds ($769 million) provided by DASNY to pay the outstanding pension amortization liability incurred in 1997.

      SPECIAL REVENUE, DEBT SERVICE AND CAPITAL PROJECTS FUNDS. An operating surplus of $49 million was reported for the Special Revenue Funds for the 1997-98 fiscal year, which increased the accumulated fund balance to $581 million. Revenues rose by $884 million over the prior fiscal year (3.3 percent) as a result of increases in tax and federal grant revenues. Expenditures increased by $795 million (3.3 percent) as a result of increased costs for local assistance grants. Net other financing uses decreased $105 million (3.3 percent).

      Debt Service Funds ended the 1997-98 fiscal year with an operating deficit of $43 million and, as a result, the accumulated fund balance declined to $1.86 billion. Revenues increased $246 million (10.6 percent) as a result of increases in dedicated taxes. Debt service expenditures increased $341 million

(14.4 percent). Net other financing sources increased $89 million (401.3 percent) due primarily to savings achieved through advance refundings of outstanding bonds.

      An operating surplus of $232 million was reported in the Capital Projects Funds for the State's 1997-98 fiscal year and, as a result, the accumulated deficit in this fund type decreased to $381 million. Revenues increased $180 million (8.6 percent) primarily as a result of a $54 million increase in dedicated tax revenues and an increase of $101 million in federal grants for transportation and local waste water treatment projects. Net other financing sources increased by $100 million primarily as a result of a decrease in transfers to certain public benefit corporations engaged in housing programs.

      GAAP-BASIS RESULTS FOR FISCAL YEAR 1996-97. The State completed its 1996-97 fiscal year with a combined governmental funds operating surplus of $2.1 billion, which included an operating surplus in the General Fund of $1.9 billion, in the Capital Projects Funds of $98 million and in the Special Revenue Funds of $65 million, offset in part by an operating deficit of $37 million in the Debt Service Funds.

      GENERAL FUND. The State reported a General Fund operating surplus of $1.93 billion for the 1996-97 fiscal year, as compared to an operating surplus of $380 million for the prior fiscal year. The 1996-97 fiscal year GAAP operating surplus reflects several major factors, including the cash basis operating surplus, the benefit of bond proceeds which reduced the State's pension liability, an increase in taxes receivable of $493 million, and a reduction in tax refund liabilities of $196 million. This was offset by an increased payable to local governments of $244 million.

      Revenues increased $1.91 billion (nearly 6.0 percent) over the prior fiscal year with increases in all revenue categories. Personal income taxes grew $620 million, an increase of nearly 3.6 percent, despite the implementation of scheduled tax cuts. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1996. Consumption and use taxes increased $179 million or 2.7 percent as a result of increased consumer confidence. Business taxes grew $268 million, an increase of
5.6 percent, primarily as a result of the strong financial markets during 1996. Other taxes increased primarily because revenues from estate and gift taxes increased. Miscellaneous revenues increased $743 million, a 33.1 percent increase, because of legislated increases in receipts from the Medical Local Practice Insurance Association and from medical provider assessments.

      Expenditures increased $830 million (2.6 percent) from the prior fiscal with the largest increase occurring in pension contributions and State aid for education spending. Pension contribution expenditures increased $514 million (198.2 percent), primarily because the State paid off its 1984-85 and 1985-86 pension amortization liability. Education expenditures grew $351 million (3.4 percent), due mainly to an increase in spending for support for public schools and physically handicapped children, offset by a reduction in spending for municipal and community colleges. Modest increases in other State aid spending was offset by a decline in social services expenditures of $157 million (1.7 percent). Social services spending continues to decline because of cost containment strategies and declining caseloads.

      Net other financing sources increased $475 million (62.6 percent), due mainly to bond proceeds provided by the Documentary Authority of the State of New York (DASNY) to pay the outstanding pension amortization, offset by elimination of prior year LGAC proceeds.

      SPECIAL REVENUE, DEBT SERVICE AND CAPITAL PROJECTS FUNDS. An operating surplus of $65 million was reported for the Special Revenue Funds for the 1996-97 fiscal year, increasing the accumulated fund balance to $532 million. Revenues increased $583 million over the prior fiscal year (2.2 percent) as a result of increases in tax and lottery revenues. Expenditures increased $384 million (1.6 percent) as a result of increased costs for departmental operations. Net other financing sources decreased $275 million (8.0 percent), primarily because of declines in amounts transferred to other funds.

      Debt Service Funds ended the 1996-97 fiscal year with an operating deficit of $37 million and, as a result, the accumulated fund balance declined to $1.90 billion. Revenues increased $102 million (4.6 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures


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

increased $47 million (2.0 percent). Net other financing sources decreased $277 million (92.6 percent) due primarily to an increase in payments on advance refundings.

      An operating surplus of $98 million was reported in the Capital Projects Funds for the State's 1996-97 fiscal year, and, as a result, the accumulated fund deficit decreased to $614 million. Revenues increased $100 million (5.0 percent) primarily because a larger share of the real estate transfer tax was shifted to the Environmental Protection Fund and federal grant revenues increased for transportation and local waste water treatment projects. Expenditures decreased $359 million (10.0 percent) because of declines in capital grants for education, housing and regional development programs and capital construction spending. Net other financing sources decreased by $637 million as a result of a decrease in proceeds from financing arrangements.

      GAAP-BASIS RESULTS FOR FISCAL YEAR 1995-96. The State completed its 1995-96 fiscal year with a combined Governmental Funds operating surplus of $432 million, which included an operating surplus in the General Fund of $380 million, in the Capital Projects Funds of $276 million and in the Debt Service Funds of $185 million, offset in part by an operating deficit of $409 million in the Special Revenue Funds.

      GENERAL FUND. The State reported a General Fund operating surplus of $380 million for the 1995-96 fiscal year, as compared to an operating deficit of $1.43 billion for the prior fiscal year. The 1995-96 fiscal year surplus reflects several major factors, including the cash-basis surplus and the benefit of $529 million in LGAC Bond Annual Information Statement June 26, 1998 proceeds which were used to fund various local assistance programs. This was offset in part by a $437 million increase in tax refund liability primarily resulting from the effects of ongoing tax reductions and (to a lesser extent) changes in accrual measurement policies, and increases in various other expenditure accruals.

      Revenues increased $530 million (nearly 1.7 percent) over the prior fiscal year with an increase in personal income taxes and miscellaneous revenues offset by decreases in business and other taxes. Personal income taxes grew $715 million, an increase of 4.3 percent. The increase in personal income taxes was caused by moderate employment and wage growth and the strong financial markets during 1995. Business taxes declined $295 million or 5.8 percent, resulting primarily from changes in the tax law that modified the distribution of taxes between the General Fund and other fund types, and reduced business tax liability. Miscellaneous revenues increased primarily because of an increase in receipts from medical provider assessments.

      Expenditures decreased $716 million (2.2 percent) from the prior fiscal year with the largest decrease Occurring in State aid for social services program and State operations spending. Social services expenditures decreased $739 million (7.5 percent) due mainly to implementation of cost containment strategies by the State and local governments, and reduced caseloads. General purpose and health and environment expenditures grew $139 million (20.2 percent) and $121 million (33.3 percent), respectively. Health and environment spending increased as a result of increases enacted in 1995-96. In State operations, personal service costs and fringe benefits declined $241 million (3.8 percent) and $55 million (3.6 percent), respectively, due to staffing reductions. The decline in non-personal service costs of $170 million (8.6 percent) was caused by a decline in the litigation accrual. Pension contributions increased $103 million (66.4 percent) as a result of the return to the aggregate cost method used to determine employer contributions.

      Net other financing sources nearly tripled, increasing $561 million, due primarily to an increase in bonds issued by LGAC, a transfer from the Mass Transportation Operating Assistance Fund and transfers from public benefit corporations.

      SPECIAL REVENUE, DEBT SERVICE AND CAPITAL PROJECTS FUNDS. An operating deficit of $409 million was reported for Special Revenue Funds for the 1995-96 fiscal year which deceased the accumulated fund balance to $532 million. Revenues increased $1.45 billion over the prior fiscal year (5.8 percent) as a result of increases in federal grants and lottery revenues. Expenditures increased $1.21 billion (5.4 percent) as a result of increased costs for social services programs and an increase in the distribution of lottery proceeds


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

to school districts. Other financing uses increased $693 million (25.1 percent) primarily because of an increase in federal reimbursements transferred to other funds.

      Debt Service Funds ended the 1995-96 fiscal year with an operating surplus of over $185 million and, as a result, the accumulated fund balance increased to $1.94 billion. Revenues increased $10 million (0.5 percent) because of increases in both dedicated taxes and mental hygiene patient fees. Debt service expenditures increased $201 million (9.5 percent). Net other financing sources increased threefold to $299 million, due primarily to increases in patient reimbursement revenues.

      An operating surplus of $276 million was reported in the Capital Projects Funds for the State's 1995-96 fiscal year and, as a result, the accumulated deficit fund balance in this fund type decreased to $712 million. Revenues increased $260 million (14.9 percent) primarily because a larger share of the petroleum business tax was shifted from the General Fund to the Dedicated Highway and Bridge Trust Fund, and due to an increase in federal grant revenues for transportation and local waste water treatment projects. Capital Projects Funds expenditures increased $194 million (5.7 percent) in State fiscal year 1995-96 because of increased expenditures for education and health and environmental projects. Net other financing sources increased by $577 million as a result of an increased in proceeds from financing arrangements.

      Due to changing economic conditions and information, public statements or reports regarding the State Financial Plan and its constituent funds may be released by the Governor, members of the Legislature, and their respective staffs, as well as others involved in the budget process from time to time. Those statements or reports may contain predictions, projections or other items of information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially and adversely from the information provided herein.

      STATE FINANCIAL PLAN CONSIDERATIONS. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State. For example, various proposals relating to federal tax and spending policies that are currently being publicly discussed and debated could, if enacted, have a significant impact on the State's financial condition in the current and future fiscal years. Because of the uncertainty and unpredictability of the changes, their impact cannot, as a practical matter, be included in the assumptions underlying the State's projections at this time.

      The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

      Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

      Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

      NATIONAL AND STATE ECONOMIC OUTLOOKS. The information below summarizes the national and State economic situation and outlook upon which projections of receipts and certain disbursements were made for the 1998-99 Financial Plan.

      U.S. ECONOMY. The national economy grew strongly during the first quarter of 1998 but slowed sharply in the second quarter, with the real growth rate falling from 5.5 percent to 1.8 percent. Although continued moderation is expected during the second half of the year, the annual growth rate for 1998 is projected to be 3.4 percent. However, the slowing of growth within the domestic economy, the contraction of export markets in many parts of the world and the lack of inflationary pressure has encouraged the Federal Reserve Board ("FRB") to commence a policy of gradually decreasing short-term interest rates. Nominal GDP is expected to grow about 4.6 percent in 1998, more than a percentage point slower than in 1997. Inflation, as measured by the Consumer Price Index, is expected to be 1.7 percent in 1998. The annual rate of job growth is expected to be 2.5 percent in 1998. The rate of growth of wages in 1998 will be 6.7 percent. In line with the general slowdown of the overall economy that has occurred during the year, personal income growth is projected to decline from 5.6 percent in 1997 to 5.0 percent in 1998.

      The current outlook for the nation has deteriorated modestly from the Budget Division's July forecast, with weaker real and nominal growth now anticipated and a general weakening of the business profits picture for the balance of the fiscal year. There are, however, uncertainties inherent in any economic forecast. Consumer or business spending could be weaker than expected, due, perhaps to further significant declines in corporate profits or equity values. Additionally, the international economic and financial disruptions currently being felt around the globe could worsen or take longer than anticipated to subside. The result could be a sharp, additional reduction in domestic economic growth. Indeed, several private sector forecasters have indicated a heightened risk of a national recession beginning in 1999. Under that scenario, the FRB would be likely to lower short-term interest rates faster and further than expected in an effort to reignite the nation's economic engines. Alternatively, but less likely, the pace of US economic growth could be faster if productivity or consumer spending becomes stronger than anticipated, or if the economies of many of the countries of Asia and Latin America recover more quickly than expected. If such growth, or a rapid rise in labor, health or energy costs, awakens long-dormant inflationary pressures, the FRB may reverse its current position and raise interest rates.

      NEW YORK ECONOMY. The healthy growth that has characterized the New York economy continued during the first three-quarters of 1998. According to seasonally-adjusted employment data from the State Labor Department, New York has added over 90,000 private-sector jobs since December 1997 and over 370,000 since December 1994. The service sector accounted for 60,000 of the 1998 increase and trade added about 15,000. The unemployment rate was 5.5 percent in September and remains above the national rate, as it has since 1991. The State's current rate, however, is 0.9 percentage points below the level in September 1997.

      Compared with the July forecast, the DOB's current employment, income and wage outlook is slightly higher for 1998. The forecast calls for employment to increase about 2.0 percent in 1998. Personal income should increase about 5.0 percent in 1998 based on wage growth of around 6.2 percent.

      The forecast for New York is subject to the same uncertainties as the national forecast, as well as some specific to New York. The securities industry is more important to the New York economy than to the national economy and, therefore, a large change in financial market performance during the forecast horizon could result in wage and employment levels that are significantly different from those embodied in the forecast.

      New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its work force engaged in manufacturing and an increasing proportion engaged in service industries. The following paragraphs summarize the state of major sectors of the New York economy:

            SERVICES: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

            MANUFACTURING: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. The principal manufacturing industries in recent years produced printing and publishing materials, instruments and related products, machinery, apparel and finished fabric products, electronic and other electric equipment, food and related products, chemicals and allied products, and fabricated metal products.

            TRADE: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.

            FINANCE, INSURANCE AND REAL ESTATE: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-sixth of all non-farm labor and proprietors' income.

            AGRICULTURE: Farming is an important part of the economy of large regions of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.

            GOVERNMENT: Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.

      Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance, and real estate share, as measured by income, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector.

      In the calendar years 1987 through 1996, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. The total employment growth rate in the State has been below the national average since 1987. The unemployment rate in the State dipped below the national rate in the second half of 1981 and remained lower until 1991; since then, it has been higher. According to data published by the US Bureau of Economic Analysis, total personal income in the State has risen more slowly than the national average since 1988.

      State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because the City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.

      Financial Plan Updates. The State is required to issue Financial Plan updates to the cash-basis State Financial Plan in July, October, and January, respectively. These quarterly updates reflect analysis of actual receipts and disbursements for each respective period and revised estimates of receipts and disbursements for the then current fiscal year.

      THE JULY UPDATE. The State published first update to the cash basis 1998-99 State Financial Plan on July 30, 1998 (the "July Update"). In the update, the State continued to project that the State Financial Plan for 1998-99 would remain in balance. The State made several revisions to the receipt estimates in the financial Plan formulated with the enacted budget, which had the net effect of increasing projected General fund receipts for 1998-99 to a total of $37.81 billion, up $250 million from its original projection. The State made no change to the disbursement projections in the 1998-99 financial Plan, which it estimated at $36.78 billion for the 1998-99 fiscal year. The additional receipts boosted the State's projected reserve for future needs to $1.01 billion, an increase of $250 million from the June projections. The projected closing balance in the General fund of $1.67 billion reflected the reserve for future needs of $1.10 billion, a balance of $400 million in the Tax Stabilization Reserve fund, a balance of $100 million in the Contingency Reserve fund (after a deposit of 432 million during the current fiscal year) and $158 million in the Community Projects fund.

      THE MID-YEAR UPDATE. The State issued its second update to the cash-basis 1998-99 State Financial Plan (the "Mid-Year Update") on October 30, 1997. The State ended the first six months of the 1998-99 fiscal year with a General Fund cash balance of $5.02 billion, some $143 million higher than projected in the cash flow accompanying te July Update to the Financial Plan.

      RECEIPTS: Total receipts, including transfers from other funds, grew to
419.7 billion, through September approximately 452 million higher than expected. This increase is comprised of additional tax revenues (approximately 422 million) and transfers from other funds ($30 million).

      DISBURSEMENTS: Total spending through the first six months of the fiscal year was $16.27 billion, or $91 million lower than projected. This variance results primarily from higher spending in Grants to Local Government ($27 million), offset by lower spending in State Operations ($124 million). These variances are timing-related and should not affect total disbursements for the fiscal year.

      GENERAL FUND RECEIPTS: Total receipts for 1998-99 are projected to reach $37.84 billion, an increase of $29 million from the amount projected in July. Of the $37.84 billion in total receipts, taxes are projected at over $34.5 billion, miscellaneous receipts at over 41.47 billion and transfers from other funds at over $1.86 billion. Anticipated tax receipts have been reduced slightly, but expected miscellaneous receipts and transfers from other funds have been increased by enough to produce the net $29 million increase in overall collections.

      PERSONAL INCOME TAX: Total income tax receipts are projected to reach $21.44 billion, $29 million above the amount expected in July, and nearly $3.7 billion above the amount reported for 1997-98. The net increase from the July forecast is attributable to modest upward revisions in estimated 1997 liability as partially offset by slightly weaker expectations for collections on current year liability for the balance of the current year. The current estimate reflects an anticipated deterioration in the growth of financial sector bonuses and the resultant impact on withholding.

      While gross collections under this tax are expected to grow approximately 10 percent from 1997-98, the exceptional year-to-year change in the estimate of receipts from this source is still significantly attributable to the movement of the General Fund surplus available at the end of 1997-98 into the current fiscal year. The approximately $2.4 billion impact on the year-over-year change that results from the surplus swing is only partially offset by the planned diversion of slightly over $700 million in income tax receipts to the School Tax Relief
(STAR) Fund in the current year to fund statewide school property tax relief for senior citizens.

      USER TAXES AND FEES: Receipts from user taxes and fees are expected to total $7.21 billion, down $3 million fro the amount projected in July, and approximately $170 million above the amount reported for 1997-98. The reduction in estimated collections from the July forecast is largely the result of lower anticipated sales and use tax collections as partially offset by modestly higher forecasts of receipts from the cigarette, beverage and motor fuel taxes and from motor vehicle fees.

      The modest downward revision in anticipated sales tax receipts is largely attributable to small reductions in the expected consumption of taxable goods over the balance of the fiscal year. The small upward revisions in the remaining sources noted above largely reflect collection experience through the first half of the year.

      BUSINESS TAXES: Business tax collections, reflecting collection experience in September and reduced expectations for profits in the balance of the year, are expected to reach $4.79 billion, some $157 million below the amount anticipated in the July plan. The revised estimate for 1998-99 is some $257 million below the amount recorded for the 1997-99 fiscal year.

      The largest revision in this category from the July forecast is a $88 million reduction in anticipated receipts from the bank tax, reflecting both a lower 1997 liability base than estimated in July as well as lower expected bank earnings in the current year. Receipts expected under the State's general business tax, the insurance tax and the corporation and utility tax were also revised down, reflecting year-to-date collection experience, a weakening profits outlook and, in the case of the utility levy, continued moderate weather.

      OTHER TAXES: Receipts from other taxes are projected at $1,072 million, an increase of $53 million from the July forecast, largely on the basis of higher-than-projected estate tax receipts in September. Despite the new, higher forecast, the revised estimate for the current fiscal year represents a year-over-year net decline of $22 million from actual results in 1997-98.

      Miscellaneous Receipts and Transfers from other Funds: Miscellaneous receipts are projected to reach $1.47 billion, an increase of some $70 million from the amount anticipated in July, largely as a result of higher investment income received during the first six months of the year and expected for the balance of 1998-99. The revised estimate for the current year is still some $124 million below the amount recorded in the category in the preceding fiscal year.

      Transfers from other funds are expected to be over $1.86 billion, including $1.54 billion as the portion of sales tax receipts that flows to the General Fund after meeting the debt service requirements of the LGAC. Total receipts in this category are expected to be some $37 million higher than projected in July, largely as a result of a $49 million increase in the estimate of real estate transfer tax receipts available to be transferred to the General Fund. The upward revision largely reflects the burst of commercial sales in the New York City real estate market. The estimate of receipts available to be transferred from LGAC has been reduced by nearly $12 million, mirroring the reduction expected in the estimate of sales tax received directly in the General Fund. The estimate of available transfers from other funds is now some $156 million below the amount transferred in 1997-99.

      GENERAL FUND DISBURSEMENTS. The State is making no revisions to its July disbursement estimates, with projected General Fund disbursements for the year still expected to total $36.78 billion. The State believes year-to-date disbursements and the trends underlying its yearly spending estimates remain consistent with the July update and it does not anticipate any changes that would alter total projected disbursements for the year.

      GRANTS TO LOCAL GOVERNMENTS: The State continues to project disbursements of $25.14 billion for the year, an increase of $1.88 billion over 1997-99. An $830 million increase in cash disbursements for school aid over the prior year is responsible for nearly half the year-over-year growth in this category. Other significant increases include Medicaid ($144 million), handicapped education programs ($108 million) and children and families programs ($66 million).

      School aid is the largest program in terms of total spending in this category, with disbursements of $9.7 billion expected in 1998-99. It is followed by Medicaid ($5.6 billion), welfare ($1.6 billion), services for children and families ($927 million) and general purpose aid to local governments ($837 million).

      STATE OPERATIONS: This category accounts for the costs of running State agencies. The State estimates $6.7 billion in spending for State Operations, $511 million higher than 1997-98. This year-to-year growth reflects the continuing phase-in of wage increase under existing collective bargaining agreements, the impact of binding arbitration settlements, and the costs of funding an extra payroll in 1998-99.

      GENERAL STATE CHARGES: spending in this category, which accounts primarily for fringe benefits of State employees, is projected to total $2.22 billion in 1998-99, a modest decrease from 1997-99.

      DEBT SERVICE: Short and long-term debt service is projected at $2.14 billion, an increase of $111 million over 1997-98. For the first time, the State plans to make a $50 million deposit to the Debt Reduction Reserve Fund.

      CAPITAL PROJECTS AND ALL OTHER TRANSFERS: Spending in this category is estimated at $592 million, a decrease of $61 million over 1997-98, reflecting the non-recurring nature of certain items included in the prior fiscal year.

      FUND BALANCE. The Financial Plan now projects a closing balance in the General Fund of $1.7 billion. The balance is comprised of the $1.04 billion reserve for future needs, $400 million in the Tax Stabilization Reserve Fund, $100 million in the Contingency Reserve Fund (after a planned deposit of $32 million in 1998-99) and $158 million in the Community Projects Funds.

      OTHER GOVERNMENTAL FUNDS. Total spending from All Governmental Funds is projected at $71.54 billion, unchanged from the July estimate. Spending is projected at $34.07 billion for the General Fund (excluding transfers), $29.98 billion for the Special Revenue Funds, $4.14 billion for the Capital Projects Funds, and $3.36 billion for the Debt Service Funds.

      State Funds spending is estimated to total $48.58 billion. Consistent with the General Fund and All Governmental Funds, the State is making no change to the State Funds disbursement estimate in the July update. The State believes year-to-date disbursements and the trends underlying its yearly spending estimates remain consistent with the July update and its does not foresee any changes that would significantly alter total projected disbursements for either All Funds or State Funds for the year.

      RELEVANT NEWS. On August 22, 1996, the President signed the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "1996 Welfare Act"). This new law made significant changes to welfare and other benefit programs. Major changes included conversion of AFDC into the TANF block grant to states, new work requirements and durational limits on recipients of TANF and limits on assistance provided to immigrants. City expenditures as a result of welfare reform are estimated in the Financial Plan at $49 million in fiscal year 1998, $45 million in fiscal year 1999, $38 million in fiscal year 2000 and $44 million in fiscal year 2001. In addition, the City's naturalization initiative, CITIZENSHIP NYC, will assist immigrants made ineligible under Federal law to regain eligibility for benefits, by helping them through the application process for citizenship. The Financial Plan assumes that 75% of those immigrants who otherwise would have lost benefits will become citizens, resulting in projected savings to the City in public assistance expenditures of $6 million in fiscal year 1999, $24 million in fiscal year 2000 and $25 million in fiscal year 2001. Federal legislation enacted August 5, 1997, reinstated eligibility for even more immigrants currently on the rolls than projected. The outyear estimates made by OMB are preliminary and depend on a variety of factors, which are impossible to predict, including the implementation of workfare and child care programs modified by newly enacted State law, the impact of possible litigation challenging the law, and the impact of adverse economic developments on welfare and other benefit programs. In accordance with the Federal welfare reform law, the Governor submitted a State plan to the Federal government and such plan was deemed complete as of December 2, 1996. New York State's welfare reform, bringing the State into compliance with the 1996 Welfare Act and making changes to the Home Relief program, was signed into law on August 20, 1997. The Governor submitted an amended State plan to the Federal government, reflecting these changes, on September 20, 1997. Implementation of the changes at the State level will in part determine the possible costs or savings to the City. It is expected that OMB's preliminary estimates of potential costs will change, based on new policies to be developed by the State and City with respect to benefits no longer funded as Federal entitlements.

      On September 11, 1997, the State Comptroller released a report entitled "The 1997-98 Budget: Fiscal Review and Analysis" in which he identified several risks to the State Financial Plan and estimated that the State faces a potential imbalance in receipts and disbursements of approximately $1.5 billion for the State's 1998-99 fiscal year and approximately $3.4 billion for the State's 1999-00 fiscal year. The 1998-99 fiscal year estimate by the State Comptroller is within the range discussed by the Division of the Budget in the section entitled "Outyear Projections of Receipts and Disbursements" in the Annual Information Statement of August 15, 1997. Any increase in the 1997-98 reserve for future needs would reduce this imbalance further and, based upon results to date, such an outcome is considered possible. In addition, the Comptroller identified risks in future years from an economic slowdown and from spending and revenue actions enacted as a part of the 1997-98 budget that will add pressure to future budget balance. The Governor is required to submit a balanced budget each year to the State Legislature.

      On August 11, 1997 President Clinton exercised his line item veto powers to cancel a provision in the Federal Balanced Budget Act of 1997 that would have deemed New York State's health care provider taxes to be approved by the federal government. New York and several other states have used hospital rate assessments and other provider tax mechanisms to finance various Medicaid and health insurance programs since the early 1980s. The State's process of taxation and redistribution of health care dollars was sanctioned by federal legislation in 1987 and 1991. However, the federal Health Care Financing Administration
(HCFA) regulations governing the use of provider taxes require the State to seek waivers from HCFA that would grant explicit approval of the provider taxing system now in place. The State filed the majority of these waivers with HCFA in 1995 but has yet to receive final approval.

      The Balanced Budget Act of 1997 provision passed by Congress was intended to rectify the uncertainty created by continued inaction on the State's waiver requests. A federal disallowance of the State's provider tax system could jeopardize up to $2.6 billion in Medicaid reimbursement received through December 31, 1998. The President's veto message valued any potential disallowance at $200 million. The 1997-98 Financial Plan does not anticipate any provider tax disallowance.

      On October 9, 1997 the President offered a corrective amendment to the HCFA regulations governing such taxes. The Governor has stated that this proposal does not appear to address all of the State's concerns, and negotiations are ongoing between the State and HCFA. In addition, the City of New York and other affected parties in the health care industry have filed a lawsuit challenging the constitutionality of the President's line item veto.

      On July 31, 1997, the New York State Tax Appeals Tribunal delivered a decision involving the computation of itemized deductions and personal income taxes of certain high income taxpayers. By law, the State cannot appeal the Tribunal's decision. The decision will lower income tax liability attributable to such taxpayers for the 1997 and earlier open tax years, as well as on a prospective basis.

      RATINGS AGENCIES. On October 6, 1998, Moody's Investors Service, Inc. ("Moody's") confirmed its New York State general obligation bond rating of single-A2. On April 20, 1998, New York's general obligation bond ratings were the lowest of any state, except Louisiana. Moody's had rated New York State at A2, Standard & Poor's ("S&P") had given it an A and Fitch IBCA ("Fitch") had assigned it an A-plus.

      On August 28, 1997, S&P revised its ratings on the State's general obligation bonds to A from A-, and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P rated the State's general obligation bonds AA- from August 1987 to March 1990 and A+ from November 1982 to August 1987. In March 1990, S&P lowered its rating of all of the State's general obligation bonds from AA- to A. On January 13, 1992, S&P lowered its rating on the State's general obligation bonds from A to A-, and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On April 26, 1993 S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P revised its outlook on the State's general obligation bonds to positive and, on August 5, 1996, confirmed its A- rating.

      On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness. On June 6, 1990, Moody's changed its ratings on all of the State's outstanding general obligation bonds from A1 to A, the rating having been A1 since May 27, 1986. On November 12, 1990, Moody's confirmed the A rating. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1.

      AUTHORITIES. The fiscal stability of the State is related in part to the fiscal stability of its public authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. As of September 30, 1996 there were 17 public authorities that had outstanding debt of $100 million or more each, and the aggregate outstanding debt, including refunding bonds, of all state public authorities was $75.4 billion.

      There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. Public authority operating expenses and debt service costs are generally paid by revenues generated by the projects financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units and charges for occupancy at medical care facilities.

      In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, if local assistance payments are so diverted, the affected localities could seek additional State assistance.

      Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to carry out mass transit and commuter services.

      The State's experience has been that if an Authority suffers serious financial difficulties, both the ability of the State and the Authorities to obtain financing in the public credit markets and the market price of the State's outstanding bonds and notes may be adversely affected. The New York State HFA, the New York State Urban Development Corporation and certain other Authorities have in the past required and continue to require substantial amounts of assistance from the State to meet debt service costs or to pay operating expenses. Further assistance, possibly in increasing amounts, may be required for these, or other, Authorities in the future. In addition, certain other statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

      METROPOLITAN TRANSPORTATION AUTHORITY. The MTA oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus lines in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority (the "TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended, and will continue to depend for operating support upon a system of State, local government and TBTA support, and, to the extent available, Federal operating assistance, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.

      Since 1980, the State has enacted several taxes--including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of 1 percent regional sales and use tax--that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993 the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. For the 1997-98 fiscal year, total State assistance to the MTA is projected to total approximately $1.2 billion, an increase of $76 million over the 1996-97 fiscal year.

      State legislation accompanying the 1996-97 adopted State budget authorized the MTA, TBTA and TA to issue an aggregate of $6.5 billion in bonds to finance a portion of a new $12.17 billion MTA capital plan for the 1995 through 1999 calendar years (the "1995-99 Capital Program"). In July 1997, the Capital Program Review Board approved the 1995-99 Capital Program. This plan supersedes the overlapping portion of the MTA's 1992-96 Capital Program. This is the fourth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets and bringing the MTA system into a state of good repair. The 1995-99 Capital Program assumes the issuance of an estimated $5.1 billion in bonds under this $6.5 billion aggregate bonding authority. The remainder of the plan is projected to be financed through assistance from the State, the federal government, and the City of New York, and from various other revenues generated from actions taken by the MTA.

      There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated, or that the 1995-99 Capital Program, or parts thereof, will not be delayed or reduced. If the 1995-99 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could, among other things, impair the MTA's ability to meet its operating expenses without additional assistance.

      LOCALITIES. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1998-99 fiscal year.

      Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

      Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

      Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities.

      MUNICIPAL INDEBTEDNESS. Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State other than the City was approximately $19.0 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than the City authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1995.

      From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect certain localities and require increasing State assistance in the future.

      LITIGATION. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve: (i) employee welfare benefit plans where plaintiffs are seeking a declaratory judgment nullifying on the ground of federal preemption provisions of Section 2807-c of the Public Health Law and implementing regulations which impose a bad debt and charity care allowance on all hospital bills and a 13 percent surcharge on inpatient bills paid by employee welfare benefit plans; (ii) several challenges to provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology; (iii) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central and upstate New York; (iv) challenges to the practice of using patients' Social Security benefits for the costs of care of patients of State Office of Mental Health facilities; (v) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (vi) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers; (vii) alleged responsibility of the State Department of

Environmental Conservation for a plaintiff's inability to complete construction of a cogeneration facility in a timely fashion and the damages suffered thereby;
(viii) challenges to the promulgation of the State's proposed procedure to determine the eligibility for and nature of home care services for Medicaid recipients; (ix) a challenge to the constitutionality of petroleum business tax assessments authorized by Tax Law SS 301; (x) an action for reimbursement from the State for certain costs arising out of the provision of preschool services and programs for children with handicapping conditions, pursuant to Sections 4410 (10) and (11) of the Education Law; (xi) a challenge to the constitutionality of the Clean Water/Clean Air Bond Act of 1996 and its implementing regulations; (xii) two challenges to regulations promulgated by the Superintendent of Insurance that established excess medical malpractice premium rates for the 1986-87 through 1996-97 fiscal years; and (xiii) an action to compel the State to enforce sales and excise taxes imposed on tobacco products and motor fuel sold to non-Indian customers on Indian reservations.

      Adverse developments in the proceedings described above or the initiation of new proceedings could affect the ability of the State to maintain balanced 1997-98 and 1998-99 State Financial Plans. In its Notes to its General Purpose Financial Statements for the fiscal year ended March 31, 1997, the State reports its estimated liability for awards and anticipated unfavorable judgments at $364 million. There can be no assurance that an adverse decision in any of the above cited proceedings would not exceed the amount that the 1997-98 and 1998-99 State Financial Plans reserve for the payment of judgments and, therefore, could affect the ability of the State to maintain balanced plans.

                                  NEW YORK CITY

      The fiscal health of the State may also be particularly affected by the fiscal health of the City, which continues to require significant financial assistance from the State. Although the City has maintained balanced budgets in each of its last seventeen fiscal years and is projected to achieve balances operating result for the 1998-99 fiscal year, there can be no assurance that the gap closing actions proposed in the Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional state aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could also adversely affect the City's economic base. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that State budgets will be adopted by the April 1st Statutory deadline or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or revenues. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. Current law requires the City to prepare four-year annual financial plans, which are reviewed and revised on a quarterly basis and includes capital, revenue, and expense projections and outlines proposed gap-closing for the years with projected budget gaps. An annual financial report for its most recent completed fiscal year is prepared at the end of October of each year. The City's current financial plan update before discretionary transfers and budget gaps for each of the 2001 and 2002 fiscal years.

      In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation for the City of New York ("MAC") to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the "Financial Emergency Act") which, among other things, established the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities and a "Control Period" from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period.

      Currently, the City and its "Covered Organizations" (i.e., those which receive or may receive money from the City directly, indirectly or contingently) operate under a four-year financial plan (the "City Financial Plan"), which the City prepares annually and updates periodically and which includes the City's capital revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

      Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

      The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's financial plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements for, and financial plan compliance by, the City and its Covered Organizations. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City Financial Plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ("IBO") has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.

      THE 1999-2002 FINANCIAL PLAN. For the 1997 fiscal year, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results, after discretionary transfers, in accordance with GAAP. The 1997 fiscal year is the seventeenth year that the City has achieved an operating surplus, before discretionary transfers, and balanced operating results, after discretionary transfers.

      The most recent quarterly modification to the City's financial plan for the 1998 fiscal year, submitted to the Control Board on June 23, 1998 (the "1998 Modification"), projects a balanced budget in accordance with GAAP for the 1998 fiscal year.

      One June 26, 1998, the City released the Financial Plan for the 1999-2002 fiscal years, which relates to the City and certain entities which receive funds from the City. The Financial Plan reflects changes since the June 1997 Financial Plan, including changes as a result of the City's expense and capital budgets for the 1999 fiscal year, which were adopted in June, 1998, and changes subsequent to the adopted budget. The Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and projects gaps of $1.9 billion, $2.7 billion and $2.3 billion for the 2000 through 2002 fiscal years, respectively, after implementation of a gap closing program to reduce agency expenditures by approximately $380 million in each of fiscal years 2000 through 2002.

      Changes since the June 1997 Financial Plan include: (i) an increase in projected tax revenue of $1.1 billion, $955 million, $897 million and $1.7 billion in the 1999 through 2002 fiscal years, respectively; (ii) a reduction in assumed State aid of between $134 million and $142 million in each of the 1999 through 2002 fiscal years, reflecting the adopted budget for the State's 1998 fiscal year; (iii) a delay in the assumed collection of $350 million of projected rent payments for the City's airports in the 1999 fiscal year to fiscal years 2000 through 2002; (iv) a reduction in projected debt service expenditures totaling $419 million, $204 million and $226 million in the 1999 through 2001 fiscal years, respectively; (v) an increase in the Board of Education (the "BOE") spending of $345 million, $41 million, $73 million and $208 million in the 1999 through 2002 fiscal years, respectively; (vi) an increase in expenditures for the City's proposed drug initiatives totaling between $167 million and $193 million in each of the 1999 through 2002 fiscal years; (vii) other agency net spending initiatives totaling $679 million, $487 million, $492 million and $896 million in fiscal years 1999 through 2002, respectively; and (viii) increased pension costs of $127 million in the 1999 fiscal year and reduced pension costs of $254 million in fiscal years from additional agency actions totaling $1.1 billion, $936 million, $910 million and $962 million in fiscal years 1999 through 2002, respectively, including the approximately $380 million gap closing program for each of fiscal years 2000 and 2002.

      The 1998 Modification and the 1999-2002 Financial Plan include proposed discretionary transfers in the 1998 fiscal year of approximately $2.0 billion to pay certain debt service costs and subsidies due in the 1999 fiscal year, and a proposed discretionary transfer in the 1999 fiscal year of $465 million to pay debt service due in fiscal year 2000. In addition, the Financial Plan reflects enacted and proposed tax reduction programs totaling $975 million, $1.172 billion and $1.259 billion in fiscal years 2000 through 2002, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, the expiration of the 12.5% personal income tax surcharge on December 31, 1998, the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000 and a personal income tax credit for child care and for resident holders of Subchapter S corporations starting in fiscal year 2000, which are subject to State legislative approval, and reduction of the commercial rent tax commencing in fiscal year 2000.

      The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $172 million, $500 million and $514 million in the 2000, 2001 and 2002 fiscal years, respectively, and the expiration of the 12.5% personal income tax surcharge on December 31, 1998, the expiration of which is projected to reduce revenue by $201 million, $546 million, $568 million and $593 million in the 1999 through 2002 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $15 million, $365 million, $155 million and $185 million in the 1999 through 2002 fiscal years, respectively, which may depend on the successful completion of negotiations with The Port Authority of New York and New Jersey (the "Port Authority") or the enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State and Federal approval of the State and Federal gap-closing actions assumed in the Financial Plan. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

      On June 5, 1998, the City Council adopted a budget which re-allocated expenditures from those provided in the Executive Budget in the amount of $409 million. The re-allocated expenditures, which include $116 million from the Budget Stabilization Account, $82 million from debt service, $45 million from pension contributions, $54 million from social services spending and $112 million from other spending, were re-allocated to uses set forth in the City Council's adopted budget. Such uses include a revised tax reduction program at a revenue cost in the 1999 fiscal year of $45 million, additional expenditures for various programs of $199 million and provision of $165 million to retire high interest debt. The revised tax reduction program in the City Council's adopted budget assumes the expiration of the 12.5% personal income tax surcharge, rather than the implementation of the personal income tax reduction program proposed in the Executive Budget.

      On June 5, 1998, in accordance with the City Charter, the Mayor certified to the City Council revised estimates of the City's revenues (other than property tax) for fiscal year 1999. Consistent with this certification, the property tax levy was estimated by the Mayor to require an increase to realize sufficient revenue from this source to produce a balanced budget within generally accepted accounting principles. On June 8, 1998, the City Council adopted a property tax levy that was $237.7 million lower than the levy estimated to be required by the Mayor. The City Council, however, maintained that the revenue to be derived from the levy it adopted would be sufficient to achieve a balanced budget because the property tax reserve for uncollectibles could be reduced. Property tax bills for fiscal year 1999 were mailed by the City's Department of Finance at the rates adopted by the City Council for fiscal year 1998, subject to later adjustment. The City Charter provides for this procedure in the event, as is the case this year, that budget adoption has not been completed by June 5.

      On June 10, 1998, the Mayor vetoed $196 million of spending added in the expense budget adopted by the City Council and $315 million added in the capital budget adopted by the City Council. On June 16, 1998, the City Council voted to override the Mayor's vetoes. For a description of the respective roles of the Mayor and the City Council in the budget adoption process, see "Section III:
Government and Financial Controls--City Financial Management, Budgeting and Controls."

      COLLECTIVE BARGAINING AGREEMENTS. The Financial Plan reflects the costs of the settlements and arbitration awards with the United Federation of Teachers ("UFT"), a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37") and other bargaining units, which together represent approximately 97% of the City's workforce, and assumes that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. These contracts are approximately five years in length and have a total cumulative net increase of 13%. Assuming the City reaches similar settlements with its remaining municipal unions, the cost of all settlements for all City-funded employees, as reflected in the Financial Plan, would total $459 million and $1.2 billion in the 1998 and 1999 fiscal years, respectively, and exceed $2 billion in every fiscal year after the 1999 fiscal year. See "Section VII: 1999-2002 Financial Plan--Assumptions--Expenditure Assumptions--1. Personal Service Costs". The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

      ASSUMPTIONS. The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999 and the extension of which is projected to provide revenue of $168 million, $507 million, and $530 million in the 2000, 2001, and 2002 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 the extension of which is projected to provide revenue of $187 million, $531 million and $554 million, and $579 million in the 1999 through 2002 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $365 million, $175 million, $170 million, and $70 million in the 1999 through 2002 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or the enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State approval of the repeal of the Wicks law relating to contracting requirements for City construction projects and the additional State funding assumed in the Financial Plan, and State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan. It is expected that the Financial Plan will engender public debate which will continue through the time the budget is scheduled to be adopted in June 1998, and that there will be alternative proposals to reduce taxes (including the 12.5% personal income tax surcharge) and increase in spending. Accordingly, the Financial Plan may be changed by the time the budget for the 1999 fiscal year is adopted. Moreover, the Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

      The City's Financial Plan is based on numerous additional assumptions, including the condition of the City's and the region's economy and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1998 through 2002 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State, in the context of the State's current financial condition, to provide the aid contemplated by the City Financial Plan and to take various other actions to assist the City; the ability of HHC, BOE and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of Federal aid contemplated in the City Financial Plan; the impact on the City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement proposed reductions in City personnel and other cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; the City's ability to market its securities successfully in the public credit markets; and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

      The Governor presented his 1998-1999 Executive Budget to the Legislature on January 20, 1998. In recent years, however, the State has failed to adopt a budget prior to the beginning of the fiscal year. A prolonged delay in the adoption of the State's budget beyond the statutory April 1 deadline without interim appropriations could delay the projected receipt of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

      CITY EMPLOYEES. Substantially all of the City's full-time employees are members of labor unions. The Financial Emergency Act requires that all collective bargaining agreements entered into by the City and the Covered Organizations be consistent with the City's current financial plan, except for certain awards arrived at through impasse procedures. During a Control Period, and subject to the foregoing exception, the Control Board would be required to disapprove collective bargaining agreements that are inconsistent with the City's current financial plan.

      Under applicable law, the City may not make unilateral changes in wages, hours or working conditions under any of the following circumstances: (i) during the period of negotiations between the City and a union representing municipal employees concerning a collective bargaining agreement; (ii) if an impasse panel is appointed, then during the period commencing on the date on which such panel is appointed and ending sixty days thereafter or thirty days after it submits its report, whichever is sooner, subject to extension under certain circumstances to permit completion of panel proceedings; or (iii) during the pendency of an appeal to the Board of Collective Bargaining. Although State law prohibits strikes by municipal employees, strikes and work stoppages by employees of the City and the Covered Organizations have occurred.

      The 1998-2002 Financial Plan projects that the authorized number of City-funded employees whose salaries are paid directly from City funds, as opposed to federal or State funds or water and sewer funds, will decrease from an estimated level of 204,685 on June 30, 1998 to an estimated level of 203,987 by June 30, 2002, before implementation of the gap closing program outlined in the City Financial Plan.

      Contracts with all of the City's municipal unions expired in the 1995 and 1996 fiscal years. The City has reached settlements with unions representing approximately 86% of the City's work force. The City Financial Plan reflects the costs of the settlements and assumes similar increases for all other City-funded employees. The terms of wage settlements could be determined through the impasse procedure in the New York City Collective Bargaining Law, which can impose a binding settlement.

      The City's pension expenditures for the 1998 fiscal year are expected to approximate $1.5 billion. In each of fiscal years 1999 through 2002, these expenditures are expected to approximate $1.4 billion, $1.4 billion, $1.4 billion, and $1.3 billion, respectively. Certain of the systems may provide pension benefits of 50% to 55% of "final pay" after 20 to 25 years of service without additional benefits for subsequent years of service. For the 1997 fiscal year, the City's total annual pension costs, including the City's pension costs not associated with the five major actuarial systems, plus Federal Social Security tax payments by the City for the year, were approximately 19.04% of total payroll costs. In addition, contributions are also made by certain component units of the City and government units directly to the three cost sharing multiple employer actuarial systems. The State Constitution provides that pension rights of public employees are contractual and shall not be diminished or impaired.

      REPORTS ON THE CITY FINANCIAL PLAN. From time to time, the Control Board staff, MAC, OSDC, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment, and it is expected that the staff of the Control Board will issue a report on the 1998-2002 Financial Plan in the near future.

      On February 26, 1998, the City Comptroller issued a report on the 1998 fiscal year and the preliminary budget for the 1999 fiscal year, as reflected in the 1997-2001 Financial Plan. With respect to the 1998 fiscal year, the report identified a possible surplus of between $71 million and $293 million above the level projected in the City's plan. The report stated that the additional surplus reflects the possibility of the receipt of an additional $225 million of tax revenues, and that the size of the possible surplus depends primarily on whether the sale of the New York Coliseum for $200 million is completed. With respect to the 1999 fiscal year, the report identified a possible gap of $153 million or a possible surplus of $269 million, depending upon whether the State approves the extension of 12.5% personal income tax surcharge and the amount of surplus for the 1998 fiscal year available for debt service in the 1999 fiscal year.

      The potential risks identified in the City Comptroller's report for the 1999 fiscal year include: (i) assumed payments from the Port Authority relating to the City's claims for back rentals and an increase in future rentals, part of which are the subject of the arbitration, totaling $335 million; (ii) State approval of the 12.5% personal income tax surcharge beyond December 1, 1998, which would generate $188 million in the 1999 fiscal year and which the Speaker of the City Counsel has opposed; and (iii) the receipt of an additional $450 million of State and Federal aid assumed in the financial plan. The potential risks are offset by potential additional resources for the 1999 fiscal year, including the potential for an additional $150 million of State educational aid, $150 million of additional debt service savings, $176 million in tax revenues if the proposed sales tax reduction on clothing is not approved, $294 million of higher than projected tax revenues and the availability in the 1999 fiscal year of an additional $71 million to $293 million surplus from the 1998 fiscal year. The report also noted that the City Comptroller will begin writing off outstanding education-aid receivables that are 10 years past due, which are estimated to be approximately $4 million in the 1998 fiscal year and $39 million in the 1999 fiscal year, and which total $914 million for fiscal years 1989 through 1997. In addition, the report noted that City-funded expenditures for the 1998 fiscal year are expected to exceed the ceiling established in the May 1996 agreement between the City and MAC, which would permit MAC to recover from the City in the 1999 fiscal year an amount equal to such excess spending, up to $125 million. Finally, the report noted that, while the City is in a relatively strong financial position, its reliance on State and Federal aid to close its budget gap for the 1999 fiscal year raises concerns, and that the City's spending will again be under pressure in the event of an economic downturn. The City Comptroller also noted (in a separate report on the City's capital debt) that debt burden measures, such as annual debt service as a percentage of tax revenues, debt per capita, and debt assessed value of real property, are approaching historically high post-fiscal crises levels, which calls for restraint in the City's capital program, while the City's infrastructure requires additional resources.

      Also on February 26, 1998, the staff of OSDC issued a report on the Financial Plan. With respect to the 1998 fiscal year, the OSCD report noted that the City's revenues could be $200 million greater than projected in the Financial Plan. While noting a potential delay in the receipt of proceeds from the sale of the New York Coliseum, the report projects that it is not likely that those resources will be needed in the 1998 fiscal year. The report projected potential budget gaps of $462 million, $2.6 billion, $2.7 billion, and $2.3 billion for the 1999 through 2002 fiscal years, respectively, which include the gaps projected in the Financial


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Plan for fiscal years 2000 through 2002 and the additional net risks identified in the report totaling $762 million, $1.012 billion, $913 million, and $774 million for the 1999 through 2002 fiscal years, respectively, which are reduced by the potential for greater than forecast revenues and lower than forecast pension costs for fiscal years 2000 through 2002. The largest risks identified in the report relate to (i) the receipt of projected Port Authority lease payments which are the subject of arbitration and lease negotiations; (ii) City gap-closing proposals for additional State and Federal assistance; and (iii) State approval of a three-year extension of the City's 12.5% personal income tax surcharge. Additional risks identified in the report include unfunded expenditures for project READ totaling $125 million for each of the 2000 through 2002 fiscal years and the potential for additional funding needs for the City's labor reserve, which total $104 million in the 1999 fiscal year and exceed $200 million in each of the 2000 through 2002 years, to pay for collective bargaining increases for the Covered Organizations, which the Plan assumes the Covered Organizations will pay instead of the City. The report noted that these risks could be reduced if the Tax Reduction Program proposed in the Financial Plan is not approved by the City Counsel and the State. The report also noted that: (i) HHC faces potential budget gaps starting in the 1999 fiscal year and reflecting the expected loss of revenues associated with the implementation of Medicaid mandatory managed care; (ii) the Financial Plan assumes that the State will extend the 14% personal income tax surcharge; (iii) the City faces potential liability for State education aid owed from prior years which the City could be required to write off if a plan is not reached to fund these claims; and (iv) the City might be required to reimburse MAC up to $125 million on the 1999 fiscal year if the City spending limits set forth in the May 1996 agreement with MAC are exceeded in the 1998 fiscal year. However, the report noted that actual fiscal year 1998 spending will not be determined until October 1998, and in the interim, City and MAC officials are discussing solutions to the reimbursement problem.

      The OSDC report noted also that, while the City's financial outlook has improved because of actions taken by the City, Federal, and State governments and record securities industry performance, the staff remained concerned about the City's dependence on the securities industry and whether the City will be able to sustain a relatively high level of spending. The report noted that City-funded spending is projected to grow by 7.2% in fiscal year 1998 and by 4.5% in fiscal year 1999, while revenues are projected to grow by only 1.8% in fiscal year 1999. Moreover, the report noted that while the budget gaps for fiscal years 2000 through 2002 have been reduced, they are still large by historical standards, and the budget makes no provisions for wage increases after the expiration of current contacts, which, at the projected inflation rate, would increase costs by $375 million in fiscal year 2001 and by $725 million in fiscal year 2002. Finally, the report noted that the Asian financial and economic crises could intensify and create greater impact on financial markets in the U.S. economy than currently anticipated, or that the Federal Reserve Board could raise interest rates, which could adversely affect the financial markets and the City's financial condition.

      On January 13, 1998, the IBO released a report setting forth its forecast for the City's revenues and expenditures for the 1998 through 2001 fiscal years, assuming continuation of current spending policies and tax laws. In the report, the IBO forecasts that the City will end the 1998 fiscal year with a surplus of $120 million, in addition to $514 million in the Budget Stabilization Account. Additionally, the report forecasts that the City will face gaps of $1.4 billion, $2.6 billion, and $2.8 billion in the 1999 through 2001 fiscal years, respectively, resulting from 4.8% annual growth in spending form 1998 through 2001, compared with 2.2% annual revenue growth. The report noted that slow revenue growth is attributable to a variety of factors, including a gradual deceleration in economic growth through the first half of calendar year 1999, the impact of recently enacted tax cuts and constraints on increases in the real property tax, as well as uncertain back rent payments from the Port Authority, while future costs for existing programs will increase to reflect inflation and scheduled pay increases for the City employees during the term of existing labor agreements. The report also noted that debt service and education spending will increase rapidly, while spending for social services rise more slowly due to lower projected caseloads.

      Finally, the report noted that the new welfare law's most significant fiscal impact is likely to occur in the years 2002 and beyond, reflecting the full impact of the lifetime limit on welfare participation which only begins to be felt in 2002 when the first recipients reach the five-year limit and are assumed to be covered by Home Relief. In addition, the report noted that, given the constitutional requirement to care for the needy, the 1996 Welfare Act might well prompt a migration of benefit-seekers into the City, thereby increasing City welfare expenditures in the long run. The report concluded that the impact of the 1996 Welfare Act on the City will ultimately depend on the decisions of State and City officials, the performance of the local economy and the behavior of thousands of individuals in response to the new system.

      PREVIOUS REPORTS. On September 18, 1997, the City Comptroller issued a report commenting on developments with respect to the 1998 fiscal year. The report noted that the City's adopted budget, which is reflected in the City Financial Plan, had assumed additional State resources of $612 million in the 1998 fiscal year, and that the approved State budget provided resources of only $216 million for gap-closing purposes. The report further noted that, while the City will receive $322 million more in education aid in the 1998 fiscal year than assumed in the City's adopted budget, it is unlikely that the funding will be entirely available for gap-closing purposes. In addition, the report noted that the City's financial statements currently contain approximately $643 million in uncollected State education aid receivables from prior years as a result of the failure of the State to appropriate funds to pay these claims, and that the staff of BOE has indicated that an additional $302 million in prior year claims is available for accrual. The report stated that the City Comptroller maintains the position that no further accrual of prior year aid will take place, including $75 million in aid assumed in the City's adopted budget for the 1998 fiscal year, unless the State makes significant progress to retire the outstanding prior year receivables. On October 28, 1997, the City Comptroller issued a subsequent report commenting on recent developments. With respect to the 1997 fiscal year, the report noted that the City ended the 1997 fiscal year with an operating surplus of $1.367 billion, before certain expenditures and discretionary transfers, of which $1.362 billion was used for expenditures due in the 1998 fiscal year. With respect to tax revenues for the 1998 fiscal year, the report noted that total tax revenues in the first quarter of the 1998 fiscal year were $244.3 million above projections in the City Financial Plan, excluding audit collections which were $31.2 million less than projected. The report stated that the increased tax revenues included $110.3 million of greater than projected general property tax receipts, which resulted, in part, from a prepayment discount program, and increased revenues from the personal income, banking corporation, general corporation and unincorporated business taxes. The report noted that Wall Street profits exceeded expectations in the first half of the 1997 calendar year. However, the report noted that the stock market in the last two weeks of October has declined as a result of currency turmoil in Southeast Asia. The report noted that, while tax revenues in the 1998 fiscal year should not be significantly affected by the recent stock market decline, since there is a lag between activity on Wall Street and City tax revenues, if the current stock market decline persists, tax revenue forecasts for subsequent years will have to be revised downward. The report noted that the City was not affected by the October 1987 stock market crash until the 1990 fiscal year, when revenues from the City's business and real estate taxes fell by 20% over the 1989 fiscal year. The report also noted that expenditures for short-term and long-term debt issued during the first half of the 1998 fiscal year are estimated to be between approximately $53.9 million and $58.8 million below levels anticipated in the City's adopted budget for the 1998 fiscal year, approximately $20 million below anticipated levels in the 1999 fiscal year and approximately $30 million below anticipated levels in each of fiscal years 2000 and 2001 due to less borrowing and lower interest rates than assumed.

      On August 25, 1997, the IBO issued a report relating to recent developments regarding welfare reform. The report noted that Federal legislation adopted in August 1997, modified certain aspects of the 1996 Welfare Act, by reducing SSI eligibility restrictions for certain legal aliens residing in the country as of August 22, 1996, resulting in the continuation of Federal benefits, by providing funding to the states to move welfare recipients from public assistance and into jobs and by providing continued Medicaid Coverage for those children who lose SSI due to stricter eligibility criteria. In addition, the report noted that the State had enacted the Welfare Reform Act of 1997 which, among other things, requires the City to achieve work quotas and other work requirements and requires all able-bodied recipients to work after receiving assistance for two years. The report noted that this provision could require the City to spend substantial funds over the next several years for workfare and day care in addition to the funding reflected in the City Financial Plan. The report also noted that the State Welfare Reform Act of 1997 established a Food Assistance Program designed to replace Federal food stamp benefits for certain classes of legal aliens denied eligibility for such benefits by the 1996 Welfare Act. The report noted that if the City elects to participate in the Food Assistance Program, it will be responsible for 50% of the costs for the elderly and disabled. The IBO has stated that it will release an updated report to provide a detailed analysis of these developments and their likely impact on the City.

      On July 16, 1997, the City Comptroller issued a report on the City Financial Plan. With respect to the 1998 fiscal year, the report identified a possible $112 million surplus or a possible total net budget gap of up to $440 million, depending primarily on whether the tax reduction program proposed in the City Financial Plan is implemented and the 14% personal income tax surcharge is extended beyond December 31, 1997. The risks identified in the report for the 1998 fiscal year include (i) $178 million related to BOE, resulting primarily from unidentified expenditure reductions and prior year State aid receivables;
(ii) State aid totaling $115 million which is assumed in the City Financial Plan but not provided for in the Governor's Executive Budget; (iii) State approval of the extension of the 14% personal income tax surcharge beyond December 31, 1997, which would generate $169 million in the 1998 fiscal year; (iv) City proposals for State aid totaling $271 million, including the acceleration of $142 million of State revenue sharing payments from the 1999 fiscal year to the 1998 fiscal year, which are subject to approval by the Governor and/or the State Legislature; and (v) the assumed sale of the Coliseum for $200 million, which may be delayed. The report noted that these risks could be partially offset by between $597 million and $765 million in potentially available resources, including $200 million of higher projected tax revenues, $150 million of possible additional State education aid and the possibility that the proposed sales tax reduction will not be enacted, which would result in $157 million of additional tax revenues in the 1998 fiscal year. With respect to the 1998 fiscal year, the report stated that the City has budgeted $200 million in the General Reserve and included in the City Financial Plan a $300 million surplus to be used in the 1999 fiscal year, making the potential $440 million budget gap manageable. However, the report also expressed concern as to the sustainability of profits in the securities industry.

      With respect to the 1999 and subsequent fiscal years, the report identified total net budget gaps of between $1.9 billion and $2.8 billion, $2.6 billion and $4.0 billion, and $2.4 billion and $3.8 billion for the 1999 through 2001 fiscal years, respectively, which include the gaps set forth in the City Financial Plan. The potential risks and potential available resources identified in the report for the 1999 through 2001 fiscal years include most of the risks and resources identified for the 1998 fiscal year, except that the additional risks for the 1999 through 2001 fiscal years include (i) assumed payments from the Port Authority relating to the City's claim for back rentals and an increase in future rentals, part of which are the subject of arbitration, totaling $350 million, $140 million and $135 million in the 1999-2001 fiscal years, respectively; and (ii) State approval of the extension of the 12.5% personal income tax surcharge beyond December 31, 1998, which would generate $190 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively.

      On July 15, 1997, the staff of the Control Board issued a report commenting on the City Financial Plan. The report stated that, while the City should end the 1998 fiscal year with its budget in balance, the City Financial Plan still contains large gaps beginning in the 1999 fiscal year, reflecting revenues which are not projected to grow during the Financial Plan Period and expenditures which are projected to grow at about the rate of inflation. The report identified net risks totaling $485 million, $930 million, $1.2 billion and $1.4 billion for 1998 through 2001 fiscal years, respectively, in addition to the gaps projected in the City Financial Plan for fiscal years 1999 through 2001. The principal risks identified in the report included (i) potential tax revenues shortfalls totaling $150 million, $300 million and $400 million for the 1999 through 2001 fiscal years, respectively, based on historical average trends; (ii) BOE's structural gap, uncertain State funding of BOE and implementation by BOE of various unspecified actions, totaling $163 million, $209 million, $218 million and $218 million in the 1998 through 2001 fiscal years, respectively; (iii) the proposed sale of certain assets in the 1998 fiscal year totaling $248 million, which could be delayed; (iv) assumed additional State actions totaling $271 million, $121 million, $125 million and $129 million in the 1998 through 2001 fiscal years, respectively; (v) revenues from the extension of the 12.5% personal income tax surcharge beyond December 31, 1998, totaling $188 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively, which requires State legislation; and
(vi) the receipt of $350 million, $140 million and $135 million from the

Port Authority in the 1999 through 2001 fiscal years, respectively, which is the subject of arbitration. Taking into account the risks identified in the report and the gaps projected in the City Financial Plan, the report projected a gap of $485 million for the 1998 fiscal year, which could be offset by available reserves, and gaps $2.7 billion, $4.1 billion and $4.0 billion for the 1999 through 2001 fiscal years, respectively. The report also noted that (i) if the securities industry or economy slows down to a greater extent than projected, the City could face sudden and unpredictable changes to its forecast; (ii) the City's entitlement reduction assumptions require a decline of historic proportions in the number of eligible welfare recipients; (iii) the City has not yet shown how the City's projected debt service, which would consume 20% of tax revenues by the 1999 fiscal year, can be accommodated on a recurring basis; (iv) the City is deferring recommended capital maintenance; and (v) continuing growth in enrollment at BOE has helped create projected gaps of over $100 million annually at BOE. However, the report noted that if proposed tax reductions are not approved, additional revenue will be realized, ranging from $272 million in the 1998 fiscal year to $481 million in the 2001 fiscal year.

      On July 2, 1997, the staff of the OSDC issued a report on the City Financial Plan. The report projected a potential surplus for the 1998 fiscal year of $190 million, due primarily to the potential for greater than forecast tax revenues, and projected budget gaps for the 1999 through 2001 fiscal years which are slightly less than the gaps set forth in the City Financial Plan for such years. The report also identified risks of $518 million, $1.1 billion, $1.3 billion and $1.4 billion for the 1998 through 2001 fiscal years, respectively. The additional risks identified in the report relate to: (i) the receipt of Port Authority lease payments totaling $350 million, $140 million and $135 million in the 1999 through 2001 fiscal years, respectively; (ii) City proposals for State aid totaling $271 million, $121 million, $125 million and $129 million in the 1998 through 2001 fiscal years, respectively, including the acceleration of $142 million of State revenue sharing payments from the 1999 fiscal year to the 1998 fiscal year, which are subject to approval by the Governor and/or the State Legislature; (iii) the receipt of $200 million in the 1998 fiscal year in connection with the proposed sale of the New York Coliseum; (iv) the receipt of $47 million in the 1998 fiscal year from the sale of certain other assets; (v) uncertain State education aid and expenditure reductions relating to BOE totaling $325 million in each of the 1999 through 2001 fiscal years; (vi) State approval of a three-year extension to the City's 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998 and which would generate revenues of $230 million, $525 million and $550 million in the 1999 through 2001 fiscal years, respectively; and (vii) the potential for additional funding needs for the City's labor reserve totaling $104 million, $225 million and $231 million in the 1999 through 2001 fiscal years, respectively, to pay for collective bargaining increases for the Covered Organizations, which the City Financial Plan assumes will be paid for by the Covered Organizations, rather than the City. The report also noted that the City Financial Plan assumes that the State will extend the 14% personal income tax that is scheduled to expire in December 1997, which would generate revenues of $200 million in the 1998 fiscal year and $500 million annually in subsequent fiscal years, and that the City Financial Plan makes no provision for wage increases after the expiration of current contracts in fiscal year 2000, which would add $430 million to the 2001 fiscal year budget gap if employees receive wage increases at the projected rate of inflation. The report noted that the City Financial Plan includes an annual General Reserve of $200 million and sets aside an additional $300 million in the 1998 fiscal year to reduce the budget gap for the 1999 fiscal year if such funds are not needed in the 1998 fiscal year. With respect to the gap-closing program for the 1999 through 2001 fiscal years, the report noted that the City has broadly outlined a program that relies heavily on unspecified agency actions, savings from reinvention and other unspecified initiatives and uncertain State aid and entitlement program reductions which depend on the cooperation of others.

      The report concluded that while 1997 was an unexpectedly good fiscal year for City revenues, the City projects that the rate of spending for the 1998 fiscal year will grow substantially faster than the rate of revenues, reflecting increasing costs for labor, debt service, Medicaid and education, and that the gaps for the subsequent fiscal years continue to present a daunting challenge. With respect to the economy, the report noted that the major risks to the City's economic and revenue forecasts continue to relate to the pace of both the national economy and activity on Wall Street, that the potential exists for a national recession over the next four years, and that Wall Street volatility can have a negative effect, as was apparent in 1994 when the

Federal Reserve repeatedly raised interest rates and the profits of securities firms fell. Other concerns identified in the report include: (i) $76 million in retroactive claims for State education aid included in the City Financial Plan for the 1998 fiscal year which may not be realized; (ii) a potential risk of $698 million in State education aid owed to the City by the State for prior years, all or a portion of which the City could be forced to write-off if further delays occur in the State agreeing to fund these claims; and (iii) the potential adverse impact on HHC over the long-term of the planned expansion of managed care which emphasizes out-patient services with fixed monthly fees, uncertainty covering projected savings from a proposal that most Medicaid recipients be required to enroll in managed care, which is subject to approval by the Federal Government, and the possibility that the recent Federal budget agreement could substantially reduce aid to hospitals which serve a large number of medically indigent patients.

      On May 27, 1997, the IBO released a report analyzing the financial plan published on May 8, 1997 (the "May Financial Plan"). In its report, the IBO estimated gaps of $27 million, $91 million, $2.1 billion, $2.9 billion and $2.9 billion for the 1997 through 2001 fiscal years, respectively, which include the gaps set forth in the May Financial Plan for fiscal years 1999 through 2001. The gaps estimated in the IBO report reflect (i) uncertainty concerning the size and timing of projected airport rents of $270 million and $215 million in the 1998 and 1999 fiscal years, respectively, which are the subject of an ongoing dispute between the Port Authority and the City; and (ii) additional funding needs for the City's labor reserve totaling $104 million, $224 million and $231 million in the 1999 through 2001 fiscal years, respectively, to pay for collective bargaining increases for the Covered Organizations, which the May Financial Plan assumes will be paid for by the Covered Organizations, rather than the City. These reduced revenues and increased expenditures identified in the IBO report are substantially offset by tax revenue forecasts which exceed those in the May Financial Plan. However, the report noted that the May Financial Plan assumes continued strong revenue growth and that, in the event of an economic downturn, the City will be required to increase taxes in a slow economy or reduce spending when it is most needed. With respect to the tax reductions proposed in the May Financial Plan, the IBO stated that the principal question is whether the City will be able to afford the tax reductions. In addition, the report discussed various issues with implications for the City's 1998 budget. These issues include the reliance in the budget on a number of State legislative actions, including (i) $294 million from legislation the City has requested to increase State aid; (ii) $128 million in savings attributable to both a larger City share of Federal welfare grant funds and State reforms to Medicaid; and (iii) $115 million to restore expenditure reductions proposed in the Governor's Executive Budget. The report also noted that the City's claim for $900 million of State reimbursement of prior year education expenditures remains unresolved, that proposals affecting the MTA, including proposals to eliminate two-fare zones for bus and subway riders, will result in a significant reduction in revenues for the MTA, and that the implementation of changes in the City's computer system, resulting from the inability of the current computer system to recognize the year 2000, could cost the City up to $150 million to $200 million over the next three years. In a subsequent report released on June 16, 1997, the IBO noted that in the City Financial Plan the City had deferred to fiscal years 1999 through 2001 the assumed receipt of back airport rents, and that the tax revenue forecasts for the 1998 fiscal year in the City Financial Plan are closer than the forecasts in the May Financial Plan to the IBO's forecast of City tax revenues in its May report.

      On October 31, 1996, the IBO released a report assessing the costs that could be incurred by the City in response to the 1996 Welfare Act, which, among other things, replaces the AFDC entitlement program with TANF, imposes a five-year time limit on TANF assistance, requires 50% of states' TANF caseload to be employed by 2002, and restricts assistance to legal aliens. The report noted that if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could be substantial starting in 1999, reflecting costs for worker training and supervision of new workers and increased child care costs. The report further noted that, if economic performance weakened, resulting in an increased number of public assistance cases, potential costs to the City could substantially increase. States are required to develop plans during 1997 to implement the new law. The report noted that decisions to be made by the State which will have a significant impact on the City budget include the allocation of block grant funds between the State and New York local governments such as the City and the division between the State and its local governments of welfare costs not funded by the Federal government.

      SEASONAL FINANCING. The City since 1981 has fully satisfied its seasonal financing needs in the public credit markets, repaying all short-term obligations within their fiscal year of issuance. The City has issued $1.075 billion of short-term obligations for the fiscal year 1998 to finance the City's projected cash flow needs for the 1998 fiscal year. The City issued $2.4 billion of short-term obligations in fiscal year 1997. Seasonal financing requirements for the 1996 fiscal year increased to $2.4 billion from $2.2 billion and $1.75 billion in the 1995 and 1994 fiscal years, respectively. Seasonal financing requirements were $1.4 billion in the 1993 fiscal year. The delay in the adoption of the State's budget in certain past fiscal years has required the City to issue short-term notes in amounts exceeding those expected early in such fiscal years.

      LITIGATION. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City is a party to numerous lawsuits and is the subject of numerous claims and investigations. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1997 amounted to approximately $3.5 billion. This estimate was made by categorizing the various claims and applying a statistical model, based primarily on actual settlements by type of claim during the preceding ten fiscal years, and by supplementing the estimated liability with information supplied by the City's Corporation Counsel.

      RATINGS AGENCIES. On August 6, 1998, as well as July 2, June 8 and May 27, Fitch rated New York City's tax-exempt general obligation bonds as "A-". Fitch qualified that rating, stating that concerns still remained over significant projected outyear budget funding challenges coupled with sizable reliance on the securities industry. On July 2, 1998, Moody's revised its rating on the New York City General Obligation Bonds to Aaa from Baa1.

      On July 16, 1998, S&P increased New York City's bond rating to A-, up one notch from BBB+, but analysts at the agency also cautioned that New York still had room for improvement and that they were worried about the City's rising long-term debt and the Council's plan to cut taxes by $200 million this year and $500 million in future years. On July 7, 1998, S&P had assigned its triple-B-plus rating to New York City general obligation bonds, stating that the ratings had been placed on CreditWatch with positive implications.

      On February 3, 1998, S&P raised its credit outlook for New York City's outstanding general obligation bonds from stable to positive but maintained its BBB-plus rating. The City has held this rating since July 10, 1995, when S&P lowered its rating from A-to BBB+ and removed City bonds from CreditWatch. S&P stated that "structural budgetary balance remains elusive because of persistent softness in the City's economy, highlighted by weak job growth and a growing dependence on the historically volatile financial services sector." Other factors identified by S&P's in lowering its rating on City bonds included a trend of using one-time measures, including debt refinancings, to close projected budget gaps, dependence on unratified labor savings to help balance the City Financial Plan, optimistic projections of additional federal and State aid or mandate relief, a history of cash flow difficulties caused by State budget delays and continued high debt levels. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P. On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 10, 1995, S&P revised its rating of City bonds downward to BBB+, as discussed above. On November 25, 1996, S&P issued a report which stated that, if the City reached its debt limit without the ability to issue bonds through other means, it would cause a deterioration in the City's infrastructure and significant cutbacks in the capital plan which would eventually impact the City's economy and revenues, and could have eventual negative credit implications.

      On February 24, 1998 Moody's raised its rating for City general obligation bonds from Baa1 to A3, based on improvement in its financial condition and economy. Previously, on July 17, 1997, Moody's had changed its outlook on City bonds to positive from stable. On March 1, 1996, Moody's stated that the rating for the City's Baa1 general obligation bonds remains under review for a possible downgrade pending the outcome of the adoption of the City's budget for the 1997 fiscal year and in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1.

      On February 3, 1998, Fitch Investors Service, Inc. ("Fitch") set its rating of City general obligation bonds at A-, which it has maintained since July 15, 1993. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert although Fitch stated that the outlook remains negative. Since then Fitch has revised the outlook to stable. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.

      On October 9, 1995, Standard & Poor's issued a report which concluded that proposals to replace the graduated Federal income tax system with a "flat" tax could be detrimental to the creditworthiness of certain municipal bonds. The report noted that the elimination of Federal income tax deductions currently available, including residential mortgage interest, property taxes and state and local income taxes, could have a severe impact on funding methods under which municipalities operate. With respect to property taxes, the report noted that the total valuation of a municipality's tax base is affected by the affordability of real estate and that elimination of mortgage interest deduction would result in a significant reduction in affordability and, thus, in the demand for, and the valuation of, real estate. The report noted that rapid losses in property valuations would be felt by many municipalities, hurting their revenue raising abilities. In addition, the report noted that the loss of the current deduction for real property and state and local income taxes from Federal income tax liability would make rate increases more difficult and increase pressures to lower existing rates, and that the cost of borrowing for municipalities could increase if the tax-exempt status of municipal bond interest is worth less to investors. Finally, the report noted that tax anticipation notes issued in anticipation of property taxes could be hurt by the imposition of a flat tax, if uncertainty is introduced with regard to their repayment revenues, until property values fully reflect the loss of mortgage and property tax deductions.

The information in this SAI is not complete and may be changed. This SAI and the accompanying prospectus are not an offer to sell these securities and we are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.


                                             Statement of Additional Information
                                                                September , 2001
                                      Subject to Completion, dated July 31, 2001


                                MUTUAL FUND GROUP

                               CAPITAL GROWTH FUND
                             GROWTH AND INCOME FUND
                              SMALL CAP EQUITY FUND
                             DYNAMIC SMALL CAP FUND

           1211 AVENUE OF THE AMERICAS, 41ST FLOOR, NEW YORK, NY 10036

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses dated September _, 2001, offering shares of Capital Growth Fund, Growth and Income Fund, Small Cap Equity Fund, and Dynamic Small Cap Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc., at the above-listed address.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

            For more information about your account, simply call or write the J.P. Morgan Funds Service Center at:


Select, Classes A, B and C Shares:        Institutional Shares:

J.P. Morgan Funds Service Center          J.P. Morgan Institutional Funds
210 West 10th Street, 8th floor           Service Center
 Kansas City, MO 64121-9392               500 Stanton Christiana Road
                                          Newark, Delaware 19713

1-800-348-4782                            1-800-766-7722

                                TABLE OF CONTENTS
                                                                   PAGE

The Funds                                                             1
Investment Policies and Restrictions                                  1
Performance Information                                              24
Determination of Net Asset Value                                     28
Purchases, Redemptions and Exchanges                                 29
Distributions; Tax Matters                                           35
Management of the Trust and the Funds                                41
Independent Accountants                                              54
Certain Regulatory Matters                                           54
General Information                                                  56
Appendix A--Description of Ratings                                  A-1

THE FUNDS

            Mutual Fund Group (the "Trust") is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of fifteen separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This Statement of Additional Information ("SAI") pertains only to five series of the Trust, the JPMorgan Capital Growth Fund, JPMorgan Growth and Income Fund, JPMorgan Dynamic Small Cap Fund, JPMorgan Small Cap Equity Fund. To date the Trustees have authorized the issuance of five classes of shares of each Fund, Institutional, Select, Classes A, B and C Shares. The shares of the Funds are collectively referred to in this SAI as the ("Shares").

            Prior to the date of this SAI, the Growth and Income Fund and Capital Growth Funds operated under a master fund/feeder fund structure. Under this structure, each of these Funds sought to achieve its investment objective by investing all of its investable assets in an open-end management investment company with the same investment objective as that Fund. Growth and Income Fund invested in the Growth and Income Portfolio. Capital Growth Fund invested in the Capital Growth Portfolio. The Growth and Income Portfolio and the Capital Growth Portfolio are hereafter collectively referred to as the ("Portfolios").

            Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:


FUND                                   FORMER NAME
J.P. Morgan Capital Growth Fund
(Capital Growth Fund)                  Chase Vista Capital Growth Fund
J.P. Morgan Growth and Income Fund     Chase Vista Growth and Income Fund
(Growth and Income Fund)
J.P. Morgan Small Cap Equity Fund
(Small Cap Equity Fund)                Chase Vista Small Cap Equity Fund
J.P. Morgan Dynamic Small Cap Fund
(Dynamic Small Cap Fund)               Chase Vista Small Cap Opportunities Fund
J.P. Morgan Strategic Income Fund
(Strategic Income Fund)                Chase Vista Strategic Income Fund

INVESTMENT POLICIES AND RESTRICTIONS

            The following discussion supplements the information in the Prospectuses regarding the investment objective and policies for the Funds.

            U.S. GOVERNMENT SECURITIES. All the Funds may invest in U.S. government securities. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills

(maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of a U.S. government agency or instrumentality or (d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

            In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities normally holds such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

            BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the adviser to meet comparable credit standing criteria.

            Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

            The dependence on the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

            FOREIGN SECURITIES. For purposes of a Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if
(i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenue from assets situated in such country.

            DEPOSITARY RECEIPTS. The Equity Funds may invest their assets in securities of multinational companies in the form of American Depositary Receipts or other similar securities representing securities of foreign issuers, such as European Depositary Receipts, Global

Depositary Receipts (collectively, "Depositary Receipts"). The Funds treat Depositary Receipts as interests in the underlying securities for purposes of their investment policies.

            SUPRANATIONAL OBLIGATIONS. The Growth and Income Fund may invest in supranational obligations. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and, the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions. Obligations of supranational agencies are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

            MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

            CORPORATE REORGANIZATIONS. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or, fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

            WARRANTS AND RIGHTS. Warrants basically are options to purchase equity securities at a specified price for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

            COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

            PREFERRED STOCK. Preferred Stock are securities that represent an ownership interest in a corporation and that give the owner a prior claim over common stock on the corporation's earnings or assets.

            INVESTMENT-GRADE DEBT SECURITIES. The Growth and Income Fund may invest in investment-grade debt securities. Investment grade debt securities are securities rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or the equivalent by another national rating organization, or, if unrated, determined by the adviser to be of comparable quality.

            REPURCHASE AGREEMENTS. All the Funds may enter into repurchase agreements. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. In the event of insolvency by the seller under a repurchase agreement, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

            FORWARD COMMITMENTS. All the Funds may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases.

Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash or liquid securities equal to the amount of such Fund's commitments securities will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

            Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

            To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

            BORROWINGS. Each Fund may borrow money from banks for temporary or short-term purposes. But, none of the Funds may borrow money to buy additional securities, which is known as "leveraging."

            REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed upon price and date. Each Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

            INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Funds to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of a Fund's total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

            The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting each Fund to invest its uninvested cash in any of the following affiliated money market funds or their successors: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) a Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

            ZERO COUPON, PAYMENT-IN-KIND AND STRIPPED OBLIGATIONS. The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer.

            Each Fund may invest in stripped obligations. In addition, each Fund may invest up to 20% of its total assets in stripped obligations only where the underlying obligations are backed by the full faith and credit of the U.S. government.

            ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of
Section 4(2) paper by the purchaser must be in an exempt transaction.

            One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the adviser the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' purchases and sales of Rule 144A securities and
Section 4(2) paper.

            EQUITY SECURITIES. The Equity Securities in which the Funds may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

            The convertible securities in which the Funds may invest include any debt securities or preferred stock, which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

            The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

            STAND-BY COMMITMENTS. Each Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

            SECURITIES LOANS. To the extent specified in its Prospectuses, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.

            REAL ESTATE INVESTMENT TRUSTS. The Funds may invest in shares of real estate investment trusts ("REITs"), which are pooled investment vehicles which invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs or mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. The value of equity trusts will depend upon the value of the underlying properties, and the value of mortgage trusts will be sensitive to the value of the underlying loans or interests.

ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

            INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indices. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

            Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: first, to reduce risk by hedging (offsetting) an investment position; second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives; and lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

            Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of cash or other liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

            The value of some derivative or similar instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and, like other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser inaccurately forecast such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, a Fund could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

            Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

            RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments, and no assurance can be given that any strategy will succeed.

            The value of certain derivatives or related instruments in which a Fund may invest may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its adviser to forecast these factors correctly. Inaccurate forecasts could expose a Fund to a risk of loss.

            There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The adviser may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.

            The Funds are not required to use any hedging strategies, and strategies not involving hedging involve leverage and may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments.

            There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

            Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions and forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

            SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund.

            OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. A Fund may PURCHASE, SELL or EXERCISE call and put options on (i) securities, (ii) securities indexes, and (iii) debt instruments. Specifically, each Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments) and (ii) enter into swaps, futures contracts and options on futures contracts. Each Fund may also (i) employ forward currency contracts and (ii) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments.

            Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

            One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

            In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

            If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

            FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indexes, and (iii) options on these futures contracts ("futures options").

            The futures contracts and futures options may be based on various instruments or indexes in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indexes and economic indexes (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

            Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract, or buy a futures option, to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract, or buy a futures option, to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

            When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

            Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

            FORWARD CONTRACTS. A Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

            Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Fund that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges." A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

            A Fund may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

            INTEREST RATE AND CURRENCY TRANSACTIONS. A Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

            The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

            A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

            A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the Adviser anticipate that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if its Adviser believe that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

            The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

            A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

            MORTGAGE-RELATED SECURITIES. A Fund may purchase mortgage-backed securities-i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

            The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security. In addition, as with callable fixed-income securities generally, if the Fund purchased the securities at a premium, sustained early repayment would limit the value of the premium.

            A Fund may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole residential or commercial mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, or U.S. government-related entities, and their income streams.

            CMOs are structured into multiple classes, each bearing a different expected average life and/or stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

            REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

            The advises expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Fund may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Funds may consider making investments in such new types of mortgage-related securities.

            DOLLAR ROLLS. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

            ASSET-BACKED SECURITIES. A Fund may invest in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables. These securities also include conditional sales contracts, equipment lease certificates and equipment trust certificates. The Adviser expect that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile Receivables" or "CARS" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. A Fund also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the Adviser will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.

            STRUCTURED PRODUCTS. A Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

            A Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

            Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

            Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

            ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

            When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.

INVESTMENT RESTRICTIONS

            The Funds by a "majority of the outstanding shares" of a Fund which, as used in this SAI, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund. Except as otherwise indicated herein, the Fund is not subject to any percentage limits with respect to the practices described below.

            Except for the investment policies designated as fundamental herein, the Funds' investment policies are not fundamental. In the event of a change in a Fund's investment objective where the investment objective is not fundamental, shareholders will be given at least 30 days' written notice prior to such a change.

Each Fund may not:

(1)borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Each Fund may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets for each Fund must be repaid before the Fund may make additional investments;

(2)make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law;

(3) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

(4) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing insecurities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

(6) issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or

(7) underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

            In addition, each Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval:

(1) Each Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

(2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

(3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

(4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

(5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

(6) Except as specified above, each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

            For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

            In order to permit the sale of its shares in certain states and foreign countries, a Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectuses. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund will not: (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by the Fund to exceed 10% of the value of the Fund's total assets, (ii) invest more than 10% of its total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by The Chase Manhattan Bank, (iv) invest more than 10% of its total assets in the securities of other investment companies, except as they might be acquired as part of a merger, consolidation or acquisition of assets, (v) invest more than 10% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (vi) grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vii) sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the adviser, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

            A Mauritius Portfolio Company is a special purpose company organized under the laws of the Republic of Mauritius. The Fund may invest in India through a Mauritius Portfolio Company, which is intended to allow a Fund to take advantage of a favorable tax treaty between India and Mauritius.

            If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

            Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the Adviser to such Fund and who is appointed and supervised by senior officers of such adviser. Changes in a Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the adviser in a similar capacity.

            The frequency of a Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. A high turnover rate may increase transaction costs, including brokerage commissions and dealer mark-ups, and the possibility of taxable short-term gains. Therefore, the adviser will weigh the added costs of short-term investment against anticipated gains, and each Fund will engage in portfolio trading if its adviser believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Funds investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.

            The table below sets forth the Funds' portfolio turnover rates for the fiscal periods indicated:


FUND                     FISCAL YEAR ENDED   FISCAL YEAR ENDED     FISCAL YEAR ENDED    SIX MONTHS ENDED
                              10/31/98            10/31/99             10/31/00             4/30/01
Small Cap Equity Fund           74%                 92%                  75%
Dynamic Small Cap Fund          68%                 92%                  87%

* The portfolio turnover for fiscal year 1998 was calculated from June 30, 1998 (commencement of operations) to October 31, 1998.

** The portfolio turnover for fiscal year 1999 was calculated from November 30, 1998 (commencement of operations) to October 31, 1999.

            Prior to the date of this SAI the Capital Growth Fund and Growth and Income Fund, invested all of their investable assets in their respective Portfolio and did not invest directly in a portfolio of assets, and therefore do not have reportable portfolio turnover rates. The portfolio turnover rates of the Portfolios for the fiscal years ended October 31, 1998, 1999 and 2000 were as follows:

FUND                     FISCAL YEAR ENDED   FISCAL YEAR ENDED     FISCAL YEAR ENDED    SIX MONTHS ENDED
                              10/31/98            10/31/99             10/31/00             4/30/01
Capital Growth Portfolio        104%                 86%                 66%
Growth and Income Portfolio     113%                125%                 30%

            Under the advisory agreement, the adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser is not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts it manages or otherwise materially adverse to such other accounts.

            Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for a Fund by the adviser. At present, no other recapture arrangements are in effect.

            Under the advisory and sub-advisory agreements and as permitted by
Section 28(e) of the Securities Exchange Act of 1934, the adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the adviser, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

            The management fees that the Funds pay to the Adviser will not be reduced as a consequence of the adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser in carrying out its obligations to the Funds. While such services are not expected to reduce the expenses of the adviser, the adviser would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

            In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the adviser's other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

            The table below sets forth the brokerage commissions for each Fund for the fiscal periods indicated:

FUND                     FISCAL YEAR ENDED   FISCAL YEAR ENDED     FISCAL YEAR ENDED    SIX MONTHS ENDED
                              10/31/98            10/31/99             10/31/00             4/30/01
Small Cap Equity Fund           858,732          1,082,346             641,943
Dynamic Small Cap Fund          131,466            234,757             242,593
Capital Growth Portfolio      3,781,335          3,471,454           1,598,241
Growth and Income Portfolio   7,074,824          9,083,706           2,401,512

            No portfolio transactions are executed with the adviser or a Shareholder Servicing Agent, or with any affiliate of the adviser or a Shareholder Servicing Agent, acting either as principal or as broker.

PERFORMANCE INFORMATION

            From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Fund in the future. From time to time, the performance and yield of classes of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

            A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

            Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of a Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The adviser, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

            Each Fund presents performance information for each class thereof since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A) or the maximum applicable contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

            Advertising or communications to shareholders may contain the views of the adviser as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

            Advertisements for the J.P. Morgan Funds may include references to the asset size of other financial products made available by JPMFAM (USA), such as the offshore assets of other funds.

TOTAL RATE OF RETURN

            A Fund's or class' total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

                         AVERAGE ANNUAL TOTAL RETURNS*
                            (EXCLUDING SALES CHARGES)

            The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending October 31, 2000, and in the case of the Small Cap Equity Fund, and Dynamic Small Cap Fund, for the period from commencement of business operations to October 31, 2000 were as follows:

--------

* The ongoing fees and expenses borne by Class B and Class C Shares are greater than those borne by Class A Shares; the ongoing fees and expenses borne by a Fund's Class A, Class B, and Class C Shares are greater than those borne by the Fund's Institutional Shares. As indicated above, the performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class. Accordingly, the performance information presented in the table above and in each table that follows may be used in assessing each Fund's performance history but does not reflect how the distinct classes would have performed on a relative basis prior to the introduction of those classes, which would require an adjustment to the ongoing expenses. The performance quoted reflects fee waivers that subsidize and reduce the total operating expenses of certain Funds (or classes thereof). Returns on these Funds (or classes) would have been lower if there were not such waivers. With respect to certain Funds, Chase and/or other service providers are obligated to waive certain fees and/or reimburse certain expenses for a stated period of time. In other instances, there is no obligation to waive fees or to reimburse expenses. Each Fund's Prospectus discloses the extent of any agreements to waive fees and/or reimburse expenses

                                                                       SINCE    DATE OF FUND     DATE OF CLASS
                               ONE YEAR     FIVE YEARS   TEN YEARS   INCEPTION    INCEPTION       INTRODUCTION
GROWTH AND INCOME FUND                                                             9/23/87
A Shares                        8.88%        15.61%       18.28%                                    9/23/87
B Shares+                       8.32%        15.03%       17.86%                                    11/4/93
C Shares++                      8.31%        14.65%       17.67%                                     1/2/98
Institutional Shares+++         9.34%        16.05%       18.51%                                    1/25/96

Capital Growth Fund                                                                9/23/87
A Shares                       25.81%        16.80%       21.02%                                    9/23/87
B Shares+                      25.21%        16.23%       20.60%                                    11/4/93
C Shares++                     25.25%        16.05%       20.51%                                     1/2/98
Institutional Shares+++        26.34%        17.24%       21.24%                                    1/25/96

Small Cap Equity Fund                                                             12/20/94
A Shares                       37.10%        17.18%          N/A        22.84%                     12/20/94
B Shares+                      36.17%        16.35%          N/A        22.00%                       3/2/95
Institutional Shares+++        37.94%        17.65%          N/A        23.26%                       5/7/96

Dynamic Small Cap Fund                                                             5/19/97
A Shares                       53.57%           N/A          N/A        29.70%                      5/19/97
B Shares                       52.51%           N/A          N/A        28.80%                      5/19/97
C Shares++++                   52.52%           N/A          N/A        28.76%                       1/7/98
Institutional Shares+++        54.26%           N/A          N/A        29.87%                       4/5/99

++ Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the performance of predecessor classes. For the period before Class B shares were launched, such performance information does not reflect the distribution fees and other expenses borne by this class which, if reflected, would reduce the performance quoted.

+++ Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced is based upon historical expenses of a predecessor class which are higher than the actual expenses that an investor would incur as a holder of shares of this class.

++++ Performance information presented in the table above and in each table that follows for Class C Shares of this Fund prior to the date Class C Shares were introduced is based on the performance of Class B shares which have substantially similar distribution fees and other expenses, excluding deferred sales loads.

  ^ The performance information presented in the table above and in each table that follows for this Fund prior to the date of fund inception is based on the historical performance of Class A shares of the Growth and Income Fund, adjusted to eliminate the effects of any sales charges.

 ^^ The performance information presented in the table above and in each table that follows for this class of this Fund after November 5, 1999 (redemption of all outstanding shares) is based on the historical performance of Class A shares.

            The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.

YIELD QUOTATIONS

            Any current "yield" quotation for a class of shares of a Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and (c) multiplying the result by 2.

            The SEC yields of the Funds for the thirty-day period ended October 31, 2000 were as follows:

FUND                                    CLASS A          CLASS B             CLASS C            INSTITUTIONAL
Growth and Income Fund                   6.15%            6.04%               6.04%                 6.92%
Capital Growth Fund                      0.00%            0.00%               0.00%                 0.00%
Small Cap Equity Fund                    0.00%            0.00%                 --                  0.00%
Dynamic Small Cap Fund                   0.00%            0.00%               0.00%                 0.00%

            The SEC yields of the Funds for the thirty-day period ended April 30, 2001 were as follows:

FUND                                    CLASS A          CLASS B             CLASS C            INSTITUTIONAL
Growth and Income Fund
Capital Growth Fund
Small Cap Equity Fund
Dynamic Small Cap Fund

            Advertisements for the Funds may include references to the asset size of other financial products made available by JPMFAM (USA), such as offshore assets or other funds advised by JPMFAM (USA).

DETERMINATION OF NET ASSET VALUE

            As of the date of this SAI, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

            Each Fund calculates its net asset value ("NAV") once each day at the close of regular trading on the New York Stock Exchange. Equity securities in a Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed-income securities (other than short-term obligations, but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

            Interest income on long-term obligations in a Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

PURCHASES, REDEMPTIONS AND EXCHANGES

            The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.

            Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

            Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

            Each investor in a Fund may add to or reduce its investment in the Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time, however, options are priced at 4:15 p.m., Eastern time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Fund will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the Fund effected on such day and (ii) the denominator of which is the aggregate NAV of the Fund as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Fund.

            The public offering price of Class A shares is the NAV plus a sales charge that varies depending on the size of your purchase. The Fund receives the NAV. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Distributor, in its discretion, allocates the entire amount to your broker-dealer.

            The broker-dealer allocation for Funds with a 5.75% sales charge on Class A shares is set forth below:

                                                                                                   AMOUNT OF SALES
                                                                                                  CHARGE REALLOWED
            AMOUNT OF TRANSACTION AT                         SALES CHARGE AS A              TO DEALERS AS A PERCENTAGE OF
               OFFERING PRICE ($)                              PERCENTAGE OF:                      OFFERING PRICE
               ------------------                              --------------                      --------------
                                                    OFFERING                  NET AMOUNT
                                                    PRICE                      INVESTED
                                                    -----                      --------
Under 100,000                                        5.75                        6.10                    5.00
100,000 but under 250,000                            3.75                        3.90                    3.25
250,000 but under 500,000                            2.50                        2.56                    2.25
500,000 but under 1,000,000                          2.00                        2.04                    1.75

            There is no initial sales charge on purchases of Class A shares of $1 million or more.

            The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

            The broker-dealer allocation for Funds with a 4.50% sales charge on Class A shares is set forth below:

                                                                                                   AMOUNT OF SALES
                                                                                                  CHARGE REALLOWED
            AMOUNT OF TRANSACTION AT                         SALES CHARGE AS A              TO DEALERS AS A PERCENTAGE OF
               OFFERING PRICE ($)                              PERCENTAGE OF:                      OFFERING PRICE
               ------------------                              --------------                      --------------
                                                    OFFERING                  NET AMOUNT
                                                    PRICE                      INVESTED
                                                    -----                      --------
Under 100,000                                        4.50                       4.71                    4.00
00,000 but under 250,000                            13.75                       3.90                    3.25
250,000 but under 500,000                            2.50                       2.56                    2.25
500,000 but under 1,000,000                          2.00                       2.04                    1.75

      There is no initial sales charge on purchases of Class A shares of $1 million or more.

            The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million, 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

            Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any J.P. Morgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

            The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder.

Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

            Class A of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other J.P. Morgan fund excluding any J.P. Morgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

            An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A or Class M shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

            A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

            Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any J.P. Morgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the J.P. Morgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

            The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares and a commission of 1.00% of the offering price on sales of Class C shares. The distributor keeps the entire amount of any CDSC the investor pays.

            The contingent deferred sales charge for Class B and Class C shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500.

            Class B shares automatically convert to Class A shares (and thus are then subject to the lower expenses borne by Class A shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares attributable to the Class B shares then converting. The conversion of Class B shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. If any exchanges of Class B shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the NAV per share of the Class A shares may be higher or lower than the NAV per share of the Class B shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.

            A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

            Investors may be eligible to buy Class A shares at reduced sales charges. Interested parties should consult their investment representative or the J.P. Morgan Funds Service Center for details about J.P. Morgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-J.P. Morgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

            Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both J.P. Morgan and non-J.P. Morgan mutual funds. The money that is invested in J.P. Morgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares for purposes of the discount privileges and programs described above.

            No initial sales charge will apply to the purchase of a Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the Chase Vista Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

            Purchases of a Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

            Purchases of a Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are preapproved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

            Purchases of a Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the J.P. Morgan Funds Service Center.

            A Fund may sell Class A shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of J.P. Morgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the J.P. Morgan Funds.

            Shareholders of record of any J.P. Morgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any J.P. Morgan Fund, provided there is no change in account registration.

            Shareholders of other J.P. Morgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

            The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

            Investors may incur a fee if they effect transactions through a broker or agent.

DISTRIBUTIONS; TAX MATTERS

            The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.

QUALIFICATION AS A REGULATED INVESTMENT COMPANY

            Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below.

            In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

            In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

            Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to 'mark-to-market' certain types of positions in its portfolio (that is, treat them as if they were closed out) and
(2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

            A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expenses incurred to purchase or hold such a bond may be deferred until such bond is sold or otherwise disposed.

            If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

EXCISE TAX ON REGULATED INVESTMENT COMPANIES

            A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

            Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

FUND DISTRIBUTIONS

            Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

            If a check representing a Fund distribution is not cashed within a specified period, the J.P. Morgan Funds Service Center will notify the investor that he or she has the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another J.P. Morgan Funds Fund. If the J.P. Morgan Funds Service Center does not receive his or her election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the J.P. Morgan Funds Service Center sends the investor correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund.

            A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

            Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains with respect to capital assets held for more than 12 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%.

            Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

            Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the Rules of the Code Section 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund.

            For purposes of the Corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

            Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

            Distributions by a Fund that do not constitute ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

            Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

            A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

SALE OR REDEMPTION OF SHARES

            A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.

FOREIGN SHAREHOLDERS

            Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

            If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

            If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

            In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

            The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

STATE AND LOCAL TAX MATTERS

            Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a regulated investment company ("RIC") may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the regulated investment company holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

EFFECT OF FUTURE LEGISLATION

            The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

MANAGEMENT OF THE TRUST AND THE FUNDS

TRUSTEES

            The Trustees of the Trust are also the Trustees of each of the Funds, as defined below. Their names, principal occupations during the past five years, addresses and dates of birth are set forth below:

WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer Ingersoll-Rand Company. His address is 287 Hampshire Ridge, Park Ridge, NJ 07656. His date of birth is ____________________.

ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971 - 1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. His address is 105 Coventry Place, Palm Beach Gardens, FL 33418. His date of birth is
____________________.

ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc. Her address is 1262 Rockrimmon Road, Stamford, CT 06903. His date of birth is __________________________.

MATTHEW HEALEY--Trustee; Former Chief Executive Officer of trusts in the Fund Complex through April 2001, Former Chairman, Pierpont Group, since prior to 1993. His address is Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. His date of birth is ______________.

FERGUS REID, III--Trustee; Chairman and Chief Executive Officer, Lumelite Corporation, since September 1985; Trustee, Morgan Stanley Funds. His address is 202 June Road, Stamford, CT 06903. His date of birth is __________.

JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp. His address is 3711 Northwind Court, Jupiter, FL 33477. His date of birth is___________.

LEONARD M. SPALDING--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management; and formerly Chief Investment Executive of the Chase Manhattan Private Bank. His address is 2025 Lincoln Park Road, Springfield, KY 40069. His date of birth is ___________.

H. RICHARD VARTABEDIAN--Trustee; Former President of trusts in the Fund Complex; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of the Chase Manhattan Bank, N.A., 1980-1991. His address is P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. His date of birth is_____________.

            A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, the Fund, the J.P. Morgan Institutional Funds, Mutual Fund Group, Fleming Mutual Fund Group, Mutual Fund Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Variable Annuity Trust, and Mutual Fund Investment Trust up to and including creating a separate board of trustees.

            Each Trustee is currently paid an annual fee of $___________ (adjusted as of ___________, 2001) for serving as Trustee of the Funds and the trusts listed above. Each is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these Funds.

            Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

                                            AGGREGATE TRUSTEE                     PENSION OR                 TOTAL COMPENSATION
                                      COMPENSATION PAID BY THE TRUST          RETIREMENT BENEFITS                 FROM "FUND
                                               DURING 2000             ACCRUED AS PART OF FUND EXPENSES**  COMPLEX" DURING 2000 (1)
William J. Armstrong, Trustee                      --                               $ 41,781                       $131,781
Roland R. Eppley, Jr., Trustee                     --                               $ 58,206                       $149,206
Ann Maynard Gray, Trustee                          N/A                                N/A                          $ 75,000
Matthew Healey, Trustee (2)                        N/A                                N/A                          $ 75,000
Fergus Reid, III, Chairman *                       --                               $110,091                       $312,841
James J. Schonbachler, Trustee                     --                                 N/A                          $ 75,000


                                       42

Leonard M. Spalding, Jr., Trustee [*]              N/A                              $ 35,335                       $124,335
H. Richard Vartabedian, Trustee                    N/A                              $ 86,791                       $221,141

* Mr. Reid is an "interested person" (as defined in the 1940 Act) of the Trust. [Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co.]

** On February 22, 2001, the Board of Trustees voted to terminate the
   Retirement Plan.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Fund Complex for which the nominees will serve includes 10 investment companies.

(2)         Pierpont  Group,  Inc. paid Mr.  Healey,  in his role as Chairman of
            Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

(3) Total number of investment company boards served on within the Fund Complex.

Audit Committee

            The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. ______________________. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters.

            Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of the former Chase Vista Funds' adviser, administrator or distributor or any of their affiliates) may enter into agreements with such Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. Messrs. Armstrong, Eppley, Reid, Spalding and Vartabedian are the only Trustees who have elected to defer compensation under such plan.

Officers

The Trust's executive officers (listed below), other than the officers who are employees of the Adviser, are provided and compensated by J.P. Morgan Fund Distributors, Inc., a subsidiary of The BISYS Group, Inc. The officers conduct and supervise the business operations of the Trust. The Trust has no employees.

            The officers of the Trust, their business address, principal occupations during the past five years and dates of birth are set forth below.

            MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Mardwick (1987-1994). His address is 3435 Stelzer Road, Columbus, OH 43219. His date of birth is September 27, 1963.

            VICKY M. HAYES; Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. &
W. Seligman & Co. Her address is 1211 Avenue of the Americas, 41st Floor, New York, NY 10036. Her date of birth is August 23, 1961.

            LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Her address is 90 Park Avenue, New York, NY 10016. Her date of birth is May 29, 1955.

            ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Her address is 3435 Stelzer Road, Columbus, OH 43219. Her date of birth is April 7, 1967.

            As of the date of this SAI, the officers, Trustees as a group owned less than 1% of the shares of each Fund.

INVESTMENT ADVISER

            J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM (USA) is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, JPMFAM (USA) provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The adviser continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The adviser to the Funds furnish, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

            Prior to February 28, 2001 the adviser to the Fund was the Chase Manhattan Bank. The sub-adviser was Chase Fleming Asset Management (USA) Inc.

            Under the Advisory Agreement, the adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

            Pursuant to the terms of the Advisory Agreement, the adviser is permitted to render services to others. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940
Act). The advisory agreement provides that the adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

            The equity research team of the adviser looks for two key variables when analyzing stocks for potential investment by equity portfolios: value and momentum. To uncover these qualities, the team uses a combination of quantitative analysis, fundamental research and computer technology to help identify stocks.

            In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

            JPMFAM (USA), a wholly-owned subsidiary of J.P. Morgan Chase & Co., a registered bank holding company. Also included among JPMFAM (USA) accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. JPMFAM
(USA) is located at 1211 Avenue of the Americas, New York, New York 10036.

            For the fiscal years ended October 31, 1998, 1999 and 2000, Chase was paid or accrued the following investment advisory fees with respect to the following Funds, and voluntarily waived the amounts in parentheses following such fees with respect to each such period:

                                10/31/98                    10/31/99                      10/31/00               4/30/01
                     PAID ACCRUED    WAIVED       PAID ACCRUED     WAIVED       PAID ACCRUED     WAIVED       PAID    WAIVED
Small Cap Equity      3,688,988      --             3,049,840      --             3,269,204      --
Dynamic Small Cap     725,783        96,116         945,594        225,558        1,431,236      119,603

(a) Advisory fees and waivers for 1998 are from the period June 30, 1998 (commencement of operations) through October 31, 1998.

(b) Advisory fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999.

* Prior to the date of this March 2001, the Growth and Income Fund and Capital Growth Fund utilized the Master/Feeder Fund Structure and did not have an investment adviser because the Trust sought to achieve the investment objective of the Fund by investing all of the investable assets of each respective Fund in each respective Portfolio. For the fiscal years ended October 31, 1998, 1999 and 2000 and for the six months ended April 30, 2001, Chase was paid or accrued the following investment advisory fees with respect to the following Portfolios, and voluntarily waived the amounts in parentheses following such fees with respect to each such period:

PORTFOLIO                          10/31/98             10/31/99              10/31/00               4/30/01
Growth and Income Portfolio        $11,363,349          $11,408,864           $ 9,573,080
Capital Growth Portfolio           5,459,469            4,371,569             3,572,290

DISTRIBUTOR

            J.P. Morgan Fund Distributors, Inc. (the "Distributor") serves as the Trust's exclusive distributor. The Distributor holds itself available to receive purchase orders for the Fund's shares. In that capacity, the Distributor has been granted the right, as agent of the Trust, to solicit and accept orders for the purchase of the Fund's shares in accordance with the terms of the Distribution Agreement between the Trust and the Distributor. Under the terms of the Distribution Agreement between the Distributor and the Trust dated April 11, 2001, the Distributor receives no compensation in its capacity as the Fund's distributor. The Distributor is a wholly-owned indirect, subsidiary of The BYSIS Group, Inc. The Distributor currently provides administration and distribution services for a number of other investment companies.

            The Distribution Agreement will continue in effect with respect to the Fund for a period of two years after execution and thereafter only if it is approved at least annually (i) by a vote of the holders of a majority of the Fund's outstanding shares or by the Trust's Trustees and (ii) by a vote of a majority of the Trustees of the Trust who are not "interested persons" (as defined by the 1940 Act) of the parties to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval (see "Trustees" and "Officers"). The Distribution Agreement will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by a vote of a majority of the Trustees of the Trust, a vote of a majority of the Trustees who are not "interested persons" of the Trust, or by a vote of (i) 67% or more of the Fund's outstanding voting securities present at a meeting if the holders of more than 50% of the Fund's outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding voting securities, whichever is less. The principal offices of the Distributor are located at 1211 Avenue of the Americas, New York, New York 10036.

            Under a prior arrangement The table below sets forth for each Fund the sub-administration fees paid to the Distributor under a prior arrangement for the fiscal periods indicated:

                          FISCAL YEAR ENDED  FISCAL YEAR ENDED    FISCAL YEAR ENDED  SIX MONTHS ENDED
                               10/31/98          10/31/99             10/31/00           4/30/01
Growth and Income Fund         1,112,549        1,062,002            864,939
Capital Growth Fund              681,429          545,078            445,376
Small Cap Equity Fund            283,769          234,603            251,477
Dynamic Small Cap Fund            55,829           72,738            110,095

ADMINISTRATOR

            Pursuant to separate Administration Agreements (the "Administration Agreements"), Chase is the administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

            Under the Administration Agreements Chase is permitted to render administrative services to others. The Administration Agreements will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreements or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreements are terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreements also provide that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreements.

            In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to such its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

            In consideration of the services provided by Morgan pursuant to the Administration Agreement, Morgan receives from each Fund a pro rata portion of a fee computed daily and paid monthly at an annual rate equal to 0.15% on the first $25 billion of each Fund's average net assets of all non-money market funds in the JPMorgan funds complex plus 0.075% of each Fund's average daily net assets in excess of $25 billion. Morgan may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis. Morgan may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.

            Chase may pay a portion of the fees it receives to BISYS Fund Services, L.P. for its services as the Funds' sub-administrator.

            Under prior arrangements, Chase was paid or accrued the following administration fees for the fiscal years periods indicated:

                          FISCAL YEAR ENDED  FISCAL YEAR ENDED    FISCAL YEAR ENDED  SIX MONTHS ENDED
                               10/31/98          10/31/99             10/31/00           4/30/01
Growth and Income Fund         $1,112,549       $1,062,002           $864,939
Growth and Income Portfolio    $1,420,419       $1,426,108           $196,635
Capital Growth Fund              $681,429         $545,078           $445,376
Capital Growth Portfolio         $682,434         $546,446           $446,536
Small Cap Equity Fund            $567,538         $469,206           $502,954
Dynamic Small Cap Fund           $111,659         $145,476           $220,190

            Under prior arrangements, Chase voluntarily waived the following administration fees for the fiscal years periods indicated:

                          FISCAL YEAR ENDED  FISCAL YEAR ENDED    FISCAL YEAR ENDED  SIX MONTHS ENDED
                               10/31/98          10/31/99             10/31/00           4/30/01
Growth and Income Fund           --                  --                   --
Growth and Income Portfolio      --                  --                   --
Capital Growth Fund              --                  --                   --
Capital Growth Portfolio         --                  --                   --
Small Cap Equity Fund            --                  --                   --
Dynamic Small Cap Fund           --                  --                   --

DISTRIBUTION PLANS

            The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes of shares of certain Funds as described in the Prospectuses, which provide such classes of such Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of each Fund will be conducted generally by the J.P. Morgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other J.P. Morgan Funds.

            Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

            Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A shares, or 0.25% annualized of the average net asset value of the Class B shares, or 0.75% annualized of the average net asset value of the Class C shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B or Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B or Class C shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

            Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

            Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on October 13, 1995. Each Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of the class of such Fund to which it applies (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

            The table below sets forth for each Fund the Distribution Fees paid to the Distributor for the fiscal periods indicated:

                          FISCAL YEAR ENDED  FISCAL YEAR ENDED    FISCAL YEAR ENDED  SIX MONTHS ENDED
                               10/31/98          10/31/99             10/31/00           4/30/01
Growth and Income Fund
A Shares                     3,810,171           3,792,745          3,115,242
B Shares                     4,069,841           4,280,374          3,460,339
C Shares(b)                     13,260              63,665             73,856

Capital Growth Fund
A Shares                     2,109,948           1,551,756          1,354,441
B Shares                     3,352,656           2,881,416          2,441,377
C Shares(b)                      9,612              38,908             39,607

Small Cap Equity Fund
A Shares                       405,777             308,049            241,071
B Shares                       738,520             539,333            438,695

Dynamic Small Cap Fund
A Shares                       143,104             188,285            292,026
B Shares                       392,357             461,737            700,788
C Shares(c)                     15,772              60,438             73,641

(a) Distribution fees and waivers are from the period November 11, 1980 (commencement of operations) through October 31, 1999.

(b) Distribution fees and waivers are from the period January 2, 1998 (commencement of operations) through October 31, 1999.

(c) Distribution fees and waivers are from the period January 7, 1998 (commencement of operations) through October 31, 1999.

            Expenses paid by the Distributor related to the distribution of Trust shares for the periods during the year ended October 31, 2000 were as follows:

                                                              Fiscal Year Ended      Six Months Ended
                                                                  10/31/00               4/30/01
Advertising and sales literature                                   $ 340,447
Printing, production and mailing of prospectuses
And shareholder reports to other than current
Shareholders                                                         137,970
Compensation to dealers                                            6,122,706
Compensation to sales personnel                                    5,595,536
B Share financing charges                                          8,232,922
Equipment, supplies and other indirect
Distribution-related expenses                                         29,628

            With respect to the Class B shares and Class C shares of the Funds, the Distribution Fee as paid to FEP Capital L.P. for acting as finance agent.

SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

            The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

            In consideration of the service provided by the Shareholder Servicing Agent pursuant to the Shareholder Servicing Agreement, the Shareholder Servicing Agent receives from the Fund a fee of 0.25% for the Select, Class A, Class B and Class C shares and a fee of 0.10% for the Institutional shares, expressed as a percentage of the average daily net asset values of Fund shares. The Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Fund on a month-to-month basis.

            The table below sets forth the Shareholder Servicing Fees paid by each Fund for the periods indicated.

                          FISCAL YEAR ENDED  FISCAL YEAR ENDED    FISCAL YEAR ENDED  SIX MONTHS ENDED
                               10/31/98          10/31/99             10/31/00           4/30/01
Growth and Income Fund
A Shares                      3,910,171          3,792,745           3,115,242
B Shares                      1,356,558          1,426,791           1,153,446
C Shares(b)                       4,417             21,222              24,619
Institutional Shares            291,585             69,253              31,387

Capital Growth Fund
A Shares                      2,109,946          1,651,758           1,354,441
B Shares                      1,113,911            953,805             813,792
C Shares(b)                       3,204             13,303              13,202
Institutional Shares            180,080            106,525              45,442

Small Cap Equity Fund
A Shares                         62,952             36,726              16,287
B Shares                        246,507            179,778             146,232
Institutional Shares            766,562            687,189             870,084

Dynamic Small Cap Fund
A Shares(c)                     143,104            166,265             292,026
B Shares(c)                     130,786            160,579             233,596
C Shares(d)                       5,257             16,813              24,547
Institutional Shares(e)             N/A                 33                 307

            Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund on a month-to-month basis. The table below sets forth the Shareholder Servicing Fees waived by each Fund for the periods indicated.

                          FISCAL YEAR ENDED  FISCAL YEAR ENDED    FISCAL YEAR ENDED  SIX MONTHS ENDED
                               10/31/98          10/31/99             10/31/00           4/30/01
Growth and Income Fund
A Shares                            --               --                  --
B Shares                            --               --                  --
C Shares(b)                         --               --                  --


                                       52

Institutional Shares                --               --                  --

Capital Growth Fund
A Shares                            --               --                  --
B Shares                            --               --                  --
C Shares(b)                         --               --                  --
Institutional Shares                --               --                  --

Small Cap Equity Fund
A Shares                            --               --                  --
B Shares                            --               --                  --
Institutional Shares           296,699          687,189             870,084

Dynamic Small Cap Fund
A Shares(c)                    137,222          170,935             246,153
B Shares(c)                         --               --                  --
C Shares(d)                         --               --                  --
Institutional Shares(e)             --               33                 307

(a) Shareholder Servicing fees and waivers for 1999 are from the period November 11, 1998 (commencement of operations) through October 31, 1999.

(b) Shareholder Servicing fees and waivers for 1998 are from the period January 2, 1998 (commencement of operations) through October 31, 1998.

(c) Shareholder Servicing fees and waivers for 1997 are from the period May 19, 1997 (commencement of operations) through October 31, 1997.

(d) Shareholder Servicing fees and waivers for 1998 are from the period January 8, 1998 (commencement of operations) through October 31, 1998.

(e) Shareholder Servicing fees and waivers for 1999 are from the period April 5, 1999 (commencement of operations) through October 31, 1999.

            Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

            For shareholders that bank with Chase, Chase may aggregate investments in the J.P. Morgan Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the J.P. Morgan Funds.

            Chase and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by J.P. Morgan Chase and/or the Distributor. J.P. Morgan Chase and its affiliates and the J.P. Morgan Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

            The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

            Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund, and receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for all Funds except Growth and Income Fund, and Capital Growth Fund. Chase is located at 3 Metrotech Center, Brooklyn, NY 11245. Investors Bank & Trust Company also provides fund accounting services for the income, expenses and shares outstanding for Growth and Income Fund, Capital Growth Fund. IBT is located at 200 Clarendon Street, 16 Floor, Boston, MA 02116.

INDEPENDENT ACCOUNTANTS

            The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended October 31, 2000, and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the SEC.

CERTAIN REGULATORY MATTERS

            Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Chase and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.

EXPENSES

            Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

            Chase has agreed that it will reimburse each Fund as described in the Prospectuses, to the extent necessary to maintain each Fund's total operating expenses (excluding interest, taxes, and extraordinary expenses of the Fund) at the following annual rate of the Fund's average daily net assets until September 7, 2002.

Capital Growth Fund - A                                               1.350%
  Capital Growth Fund - B                                             1.850%
  Capital Growth Fund - C                                             1.850%
  Capital Growth Fund - Select                                        0.930%
Growth and Income Fund - A                                            1.300%
  Growth and Income Fund - B                                          1.800%
  Growth and Income Fund - C                                          1.800%
  Growth and Income Fund - Select                                     0.900%


                                       55

Small Cap Equity Fund - A                                             1.380%
  Small Cap Equity Fund - B                                           2.120%
  Small Cap Equity Fund - C                                           2.120%
  Small Cap Equity Fund - Select                                      0.880%
Dynamic Small Cap Fund - A                                            1.500%
  Dynamic Small Cap Fund - B                                          2.120%
  Dynamic Small Cap Fund - C                                          2.120%
  Dynamic Small Cap Fund - Select                                     1.100%

GENERAL INFORMATION

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

            Mutual Fund Group is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. The Trust currently consists of 18 series of shares of beneficial interest, par value $.001 per share. With respect to certain Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

            Certain Funds offer Class A, Class B, Class C, and Institutional Class shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of a Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

            Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

            The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated
(i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

            Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent. No certificates are issued for Class B shares due to their conversion feature. No certificates are issued for Institutional Shares.

            Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

            The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

            The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.

PRINCIPAL HOLDERS

            As of ________________, 2001, the following persons owned of record 5% or more of the outstanding shares of the following classes of the following
Funds:


FINANCIAL STATEMENTS

            The following financial statements and the reports thereon of PricewaterhouseCoopers LLP of the Funds are incorporated herein by reference to their respective annual report filings made with the SEC pursuant to Section 30(b) of the 1940 Act and Rule 30b2-1 thereunder. Any of the following financial reports are available without charge upon request by calling JPMorgan Funds Service Center at (800)___________________.

Fund                        Date Annual Report Filed    Accession Number    Date Semi-Annual Report Filed     Accession Number
Small Cap Equity Fund
Dynamic Small Cap Fund
Capital Growth Fund
Growth and Income Fund

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

            A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.

MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

             STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI--Bonds rated "CI" are income bonds on which no interest is being paid.

D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

Prime-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

            An S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

FITCH BOND RATINGS

AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

            Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

            Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

            The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

FITCH'S SHORT-TERM RATINGS ARE AS FOLLOWS:

F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

            Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

            After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the SAI.

********************************************************************************
The information in this statement of additional information is not complete and may be changed. This statement of additional information and the accompanying prospectus are not an offer to sell these securities and we are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
********************************************************************************



                                MUTUAL FUND GROUP


                       STATEMENT OF ADDITIONAL INFORMATION

                              SEPTEMBER _____, 2001

                    SUBJECT TO COMPLETION DATED JULY 27, 2001


                             SHORT-TERM BOND FUND II
                              STRATEGIC INCOME FUND
                            U.S. TREASURY INCOME FUND









This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectuses offering shares of the Funds. This Statement of Additional Information should be read in conjunction with the Prospectuses dated September ___, 2001, offering shares of Short-Term Bond Fund II, Strategic Income Fund and U.S. Treasury Income Fund. Any references to a "Prospectus" in this Statement of Additional Information is a reference to one or more of the foregoing Prospectuses, as the context requires. Copies of each Prospectus may be obtained by an investor without charge by contacting J.P. Morgan Fund Distributors, Inc. ("JPMFD"), the Funds' distributor (the "Distributor"), at 1211 Avenue of the Americas, New York, NY 10036.

         For more information about your account, simply call or write the J.P. Morgan Funds Service Center at:

Select, Class M, A, B and C Shares:         Institutional and Class I Shares

J.P. Morgan Funds Service Center            J.P. Morgan Institutional Funds
210 West 10th Street, 8th Floor             Service Center
Kansas City, MO 64105                       500 Stanton Christiana Road
                                            Newark, Delaware 19713

1-800-348-4782                                       1-800-766-7722

                                TABLE OF CONTENTS


                                                                                                              PAGE
THE FUNDS........................................................................................................1
INVESTMENT POLICIES AND RESTRICTIONS.............................................................................1
PERFORMANCE INFORMATION.........................................................................................25
DETERMINATION OF NET ASSET VALUE................................................................................31
PURCHASES, REDEMPTIONS AND EXCHANGES............................................................................32
DISTRIBUTIONS; TAX MATTERS......................................................................................38
MANAGEMENT OF THE TRUST AND THE FUNDS...........................................................................44
INDEPENDENT ACCOUNTANTS.........................................................................................56
CERTAIN REGULATORY MATTERS......................................................................................56
GENERAL INFORMATION.............................................................................................57
APPENDIX A:  DESCRIPTION OF CERTAIN OBLIGATIONSISSUED OR GUARANTEED BY U.S.
GOVERNMENT AGENCIES OR INSTRUMENTALITIES.......................................................................A-1
APPENDIX B:  DESCRIPTION OF RATINGS............................................................................B-1

                                    THE FUNDS

         This Statement of Additional Information relates only to the JPMorgan Short-Term Bond Fund II (the "Short-Term Bond Fund II"), JPMorgan Strategic Income Fund (the "Strategic Income Fund") and JPMorgan U.S. Treasury Income Fund (the "U.S. Treasury Income Fund"). Each of the Funds is a separate series of Mutual Fund Group (the "Trust"), an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on May 11, 1987. The Trust presently consists of 15 separate series (the "Funds"). Certain of the Funds are diversified and other Funds are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The shares of the Funds are collectively referred to in this Statement of Additional Information as the "Shares."

        Effective February 28, 2001, the following Funds were renamed with the approval of the Board of Trustees of the Trust:

------------------------------------------------------------- -----------------------------------------------
FUND                                                          FORMER NAME
------------------------------------------------------------- -----------------------------------------------
JPMorgan Short-Term Bond Fund II (Short-Term Bond Fund II)    Chase Vista Short-Term Bond Fund
------------------------------------------------------------- -----------------------------------------------
JPMorgan Strategic Income Fund (Strategic Income Fund)        Chase Vista Strategic Income Fund
------------------------------------------------------------- -----------------------------------------------
JPMorgan U.S. Treasury Income Fund (U.S. Treasury Income      Chase Vista U.S. Treasury Income Fund
Fund)
------------------------------------------------------------- -----------------------------------------------

        The Trustees of the Trust have authorized the issuance and sale of the following classes of shares for the Funds:

------------------------------------------ ------------------------------------------------------------------
Short-Term Bond Fund II                    Class I, Class M and Class A Shares
------------------------------------------ ------------------------------------------------------------------
Strategic Income Fund                      Select, Class M, Class A, Class B and Class C Shares
------------------------------------------ ------------------------------------------------------------------
U.S. Treasury Income Fund                  Select, Class A and Class B Shares
------------------------------------------ ------------------------------------------------------------------

         The Board of Trustees of the Trust provides broad supervision over the affairs of the Trust including the Funds. J.P. Morgan Fleming Asset Management
(USA) Inc. ("JPMFAM (USA)" or the "Adviser") is the investment adviser for the Funds. The Chase Manhattan Bank serves as the Trust's administrator (the "Administrator") and supervises the overall administration of the Trust, including the Funds. A majority of the Trustees of the Trust are not affiliated with the Adviser.



                      INVESTMENT POLICIES AND RESTRICTIONS

                               INVESTMENT POLICIES

         The Prospectuses set forth the various investment policies of each Fund. The following information supplements and should be read in conjunction with the related sections of each Prospectus. For descriptions of the securities ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P") and Fitch Investors Service, Inc. ("Fitch"), see Appendix B.

         U.S. GOVERNMENT SECURITIES. Each Fund may invest in U.S. government securities. U.S. government securities include (1) U.S. Treasury obligations, which generally differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow any amount listed to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. government to purchase certain obligations of a U.S. government agency or instrumentality or
(d) the credit of the agency or instrumentality. Agencies and instrumentalities of the U.S. government include but are not limited to: Federal Land Banks, Federal Financing Banks, Banks for Cooperatives, Federal Intermediate Credit Banks, Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Student Loan Marketing Association, United States Postal Service, Small Business Administration, Tennessee Valley Authority and any other enterprise established or sponsored by the U.S. government. Certain U.S. Government Securities, including U.S. Treasury bills, notes and bonds, Government National Mortgage Association certificates and Federal Housing Administration debentures, are supported by the full faith and credit of the United States. Other U.S. government securities are issued or guaranteed by federal agencies or government sponsored enterprises and are not supported by the full faith and credit of the United States. These securities include obligations that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of the Federal Home Loan Banks, and obligations that are supported by the creditworthiness of the particular instrumentality, such as obligations of the Federal National Mortgage Association or Federal Home Loan Mortgage Corporation. For a description of certain obligations issued or guaranteed by U.S. government agencies and instrumentalities, see Appendix A.

         In addition, certain U.S. government agencies and instrumentalities issue specialized types of securities, such as guaranteed notes of the Small Business Administration, Federal Aviation Administration, Department of Defense, Bureau of Indian Affairs and Private Export Funding Corporation, which often provide higher yields than are available from the more common types of government-backed instruments. However, such specialized instruments may only be available from a few sources, in limited amounts, or only in very large denominations; they may also require specialized capability in portfolio servicing and in legal matters related to government guarantees. While they may frequently offer attractive yields, the limited-activity markets of many of these securities means that, if a Fund were required to liquidate any of them, it might not be able to do so advantageously; accordingly, each Fund investing in such securities normally holds such securities to maturity or pursuant to repurchase agreements, and would treat such securities (including repurchase agreements maturing in more than seven days) as illiquid for purposes of its limitation on investment in illiquid securities.

         BANK OBLIGATIONS. Investments in bank obligations are limited to those of U.S. banks (including their foreign branches) which have total assets at the time of purchase in excess of $1 billion and the deposits of which are insured by either the Bank Insurance Fund or the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation, and foreign banks (including their U.S. branches) having total assets in excess of $10 billion (or the equivalent in other currencies), and such other U.S. and foreign commercial banks which are judged by the advisers to meet comparable credit standing criteria.

         Bank obligations include negotiable certificates of deposit, bankers' acceptances, fixed time deposits and deposit notes. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Fixed time deposits subject to withdrawal penalties and with respect to which a Fund cannot realize the proceeds thereon within seven days are deemed "illiquid" for the purposes of its restriction on investments in illiquid securities. Deposit notes are notes issued by commercial banks which generally bear fixed rates of interest and typically have original maturities ranging from eighteen months to five years.

         The dependence on the banking industry may involve certain credit risks, such as defaults or downgrades, if at some future date adverse economic conditions prevail in such industry. Banks are subject to extensive governmental regulations that may limit both the amounts and types of loans and other financial commitments that may be made and the interest rates and fees that may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Investors should also be aware that securities of foreign banks and foreign branches of U.S. banks may involve foreign investment risks in addition to those relating to domestic bank obligations. These investment risks may involve, among other considerations, risks relating to future political and economic developments, more limited liquidity of foreign obligations than comparable domestic obligations, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls or other restrictions. There may be less publicly available information concerning foreign issuers, difficulties in obtaining or enforcing a judgment against a foreign issuer (including branches) and accounting, auditing and financial reporting standards and practices may differ from those applicable to U.S. issuers. In addition, foreign banks are not subject to regulations comparable to U.S. banking regulations.

         FOREIGN SECURITIES. For purposes of a Fund's investment policies, the issuer of a security may be deemed to be located in a particular country if (i) the principal trading market for the security is in such country, (ii) the issuer is organized under the laws of such country or (iii) the issuer derives at least 50% of its revenue from assets situated in such country.

         SUPRANATIONAL OBLIGATIONS. The Strategic Income Fund may invest in supranational obligations. Supranational organizations, include organizations such as The World Bank, which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and, the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations of the Asian and Pacific regions. Obligations of supranational agencies are supported by subscribed, but unpaid, commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future, and foreign and supranational securities are subject to certain risks associated with foreign investing.

         MONEY MARKET INSTRUMENTS. Each Fund may invest in cash or high-quality, short-term money market instruments. These may include U.S. government securities, commercial paper of domestic and foreign issuers and obligations of domestic and foreign banks. Investments in foreign money market instruments may involve certain risks associated with foreign investment.

         CORPORATE REORGANIZATIONS. In general, securities that are the subject of a tender or exchange offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or proposal. The increased market price of these securities may also discount what the stated or appraised value of the security would be if the contemplated action were approved or consummated. These investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders of the prospective portfolio company as a result of the contemplated transaction; or, fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of these contingencies requires unusually broad knowledge and experience on the part of the Adviser that must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction, but also the financial resources and business motivation of the offeror as well as the dynamics of the business climate when the offer or proposal is in progress. Investments in reorganization securities may tend to increase the turnover ratio of a Fund and increase its brokerage and other transaction expenses.

         COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

         INVESTMENT-GRADE DEBT SECURITIES. Each Fund may invest in investment-grade debt securities. Investment grade debt securities are securities rated in the category BBB or higher by Standard & Poor's Corporation ("S&P"), or Baa or higher by Moody's Investors Service, Inc. ("Moody's") or the equivalent by another national rating organization, or, if unrated, determined by the Adviser to be of comparable quality.

         REPURCHASE AGREEMENTS. All the Funds may enter into repurchase agreements. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers believed creditworthy, and only if fully collateralized by securities in which such Fund is permitted to invest. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase the instrument and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's holding period. This procedure results in a fixed rate of return insulated from market fluctuations during such period. A repurchase agreement is subject to the risk that the seller may fail to repurchase the security. Repurchase agreements are considered under the 1940 Act to be loans collateralized by the underlying securities. All repurchase agreements entered into by a Fund will be fully collateralized at all times during the period of the agreement in that the value of the underlying security will be at least equal to 100% of the amount of the loan, including the accrued interest thereon, and the Fund or its custodian or sub-custodian will have possession of the collateral, which the Board of Trustees believes will give it a valid, perfected security interest in the collateral. In the event of insolvency by the seller under a repurchase agreement, a Fund may suffer time delays and incur costs in connection with the disposition of the collateral. The Board of Trustees believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by a Fund. Repurchase agreements maturing in more than seven days are treated as illiquid for purposes of the Funds' restrictions on purchases of illiquid securities. Repurchase agreements are also subject to the risks described below with respect to stand-by commitments.

         FORWARD COMMITMENTS. Each Fund may purchase securities on a forward commitment basis. In order to invest a Fund's assets immediately, while awaiting delivery of securities purchased on a forward commitment basis, short-term obligations that offer same-day settlement and earnings will normally be purchased. When a commitment to purchase a security on a forward commitment basis is made, procedures are established consistent with the General Statement of Policy of the Securities and Exchange Commission concerning such purchases. Since that policy currently recommends that an amount of the respective Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, a separate account of such Fund consisting of cash or liquid securities equal to the amount of such Fund's commitments securities will be established at such Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market value. If the market value of such securities declines, additional cash, cash equivalents or highly liquid securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the respective Fund.

         Although it is not intended that such purchases would be made for speculative purposes, purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in the respective Fund's portfolio are subject to changes in value based upon the public's perception of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the respective Fund will meet its obligations from then available cash flow, sale of securities held in the separate account, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than such Fund's payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.

         To the extent a Fund engages in forward commitment transactions, it will do so for the purpose of acquiring securities consistent with its investment objective and policies and not for the purpose of investment leverage, and settlement of such transactions will be within 90 days from the trade date.

         FLOATING AND VARIABLE RATE SECURITIES; PARTICIPATION CERTIFICATES. Each Fund may invest in floating rate securities, whose interest rates adjust automatically whenever a specified interest rate changes, and variable rate securities, whose interest rates are periodically adjusted. Certain of these instruments permit the holder to demand payment of principal and accrued interest upon a specified number of days' notice from either the issuer or a third party. The securities in which the Funds may invest include participation certificates and certificates of indebtedness or safekeeping. Participation certificates ("Participation Certificates") are pro rata interests in securities held by others; certificates of indebtedness or safekeeping are documentary receipts for such original securities held in custody by others. As a result of the floating or variable rate nature of these investments, the Funds' yields may decline, and they may forego the opportunity for capital appreciation during periods when interest rates decline; however, during periods when interest rates increase, the Funds' yields may increase, and they may have reduced risk of capital depreciation. Demand features on certain floating or variable rate securities may obligate the Funds to pay a "tender fee" to a third party. Demand features provided by foreign banks involve certain risks associated with foreign investments.

         The securities in which certain Funds may be invested include participation certificates issued by a bank, insurance company or other financial institution in securities owned by such institutions or affiliated organizations. A Participation Certificate gives a Fund an undivided interest in the security in the proportion that the Fund's participation interest bears to the total principal amount of the security and generally provides the demand feature described below. Each Participation Certificate is backed by an irrevocable letter of credit or guaranty of a bank (which may be the bank issuing the Participation Certificate, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the Participation Certificate) or insurance policy of an insurance company that the Board of Trustees of the Trust has determined meets the prescribed quality standards for a particular Fund.

         A Fund may have the right to sell the Participation Certificate back to the institution and draw on the letter of credit or insurance on demand after the prescribed notice period, for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The institutions issuing the Participation Certificates would retain a service and letter of credit fee and a fee for providing the demand feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield at which the Participation Certificates were purchased by a Fund. The total fees would generally range from 5% to 15% of the applicable prime rate or other short-term rate index. With respect to insurance, a Fund will attempt to have the issuer of the Participation Certificate bear the cost of any such insurance, although the Funds retain the option to purchase insurance if deemed appropriate. Obligations that have a demand feature permitting a Fund to tender the obligation to a foreign bank may involve certain risks associated with foreign investment. A Fund's ability to receive payment in such circumstances under the demand feature from such foreign banks may involve certain risks such as future political and economic developments, the possible establishments of laws or restrictions that might adversely affect the payment of the bank's obligations under the demand feature and the difficulty of obtaining or enforcing a judgment against the bank.

         The Adviser has been instructed by the Board of Trustees to monitor on an ongoing basis the pricing, quality and liquidity of the floating and variable rate securities held by the Funds, including Participation Certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Funds may subscribe. Although these instruments may be sold by a Fund, it is intended that they be held until maturity.

         Past periods of high inflation, together with the fiscal measures adopted to attempt to deal with it, have seen wide fluctuations in interest rates, particularly "prime rates" charged by banks. While the value of the underlying floating or variable rate securities may change with changes in interest rates generally, the floating or variable rate nature of the underlying floating or variable rate securities should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed rate securities. A Fund's portfolio may contain floating or variable rate securities on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such floating or variable rate securities may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits. Because the adjustment of interest rates on the floating or variable rate securities is made in relation to movements of the applicable banks' "prime rates" or other short-term rate adjustment indices, the floating or variable rate securities are not comparable to long-term fixed rate securities. Accordingly, interest rates on the floating or variable rate securities may be higher or lower than current market rates for fixed rate obligations of comparable quality with similar maturities.

         INVERSE FLOATERS AND INTEREST RATE CAPS. The Short-Term Bond Fund II and the Strategic Income Fund II may invest in inverse floaters and in securities with interest rate caps. Inverse floaters are instruments whose interest rates bear an inverse relationship to the interest rate on another security or the value of an index. The market value of an inverse floater will vary inversely with changes in market interest rates and will be more volatile in response to interest rates changes than that of a fixed rate obligation. Interest rate caps are financial instruments under which payments occur if an interest rate index exceeds a certain predetermined interest rate level, known as the cap rate, which is tied to a specific index. These financial products will be more volatile in price than securities which do not include such a structure.

         BORROWINGS. Each Fund may borrow money from banks for temporary or short-term purposes. But, none of the Funds, except for the Strategic Income Fund, may borrow money to buy additional securities, which is known as "leveraging."

         REVERSE REPURCHASE AGREEMENTS. Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by a Fund with an agreement to repurchase the securities at an agreed upon price and date. Each Fund may use this practice to generate cash for shareholder redemptions without selling securities during unfavorable market conditions. Whenever a Fund enters into a reverse repurchase agreement, it will establish a segregated account in which it will maintain liquid assets on a daily basis in an amount at least equal to the repurchase price (including accrued interest). The Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Fund is obliged to purchase the securities.

         OTHER INVESTMENT COMPANIES. Apart from being able to invest all of their investable assets in another investment company having substantially the same investment objectives and policies, each Fund, except the U.S. Treasury Fund, may invest up to 10% of their total assets in shares of other investment companies when consistent with its investment objective and policies, subject to applicable regulatory limitations. Additional fees may be charged by other investment companies.

         The Securities and Exchange Commission ("SEC") has granted the Funds an exemptive order permitting them to invest uninvested cash in any of the following affiliated money market funds or their successors: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) Each Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) the Adviser will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory, administrative and shareholder servicing fees.

         ZERO COUPON, PAYMENT-IN-KIND AND STRIPPED OBLIGATIONS. The principal and interest components of U.S. Treasury bonds with remaining maturities of longer than ten years are eligible to be traded independently under the Separate Trading of Registered Interest and Principal of Securities ("STRIPS") program. Under the STRIPS program, the principal and interest components are separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts separately. The interest component of STRIPS may be more volatile than that of U.S. Treasury bills with comparable maturities. The risk is greater when the period to maturity is longer.

         Each Fund may invest in stripped obligations. The Short-Term Bond Fund II and the Strategic Income Fund can invest in all stripped obligations. The U.S. Treasury Income Fund may invest up to 20% of its total assets in stripped obligations only where the underlying obligations are backed by the full faith and credit of the U.S. government.

         The Funds may invest in zero coupon securities issued by governmental and private issuers. Zero coupon securities are debt securities that do not pay regular interest payments, and instead are sold at substantial discounts from their value at maturity. When zero coupon obligations are held to maturity, their entire return, which consists of the amortization of discount, comes from the difference between their purchase price and maturity value. Because interest on a zero coupon obligation is not distributed on a current basis, the obligation tends to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying securities with similar maturities. As with STRIPS, the risk is greater when the period to maturity is longer. The value of zero coupon obligations appreciates more than such ordinary interest-paying securities during periods of declining interest rates and depreciates more than such ordinary interest-paying securities during periods of rising interest rates. Under the stripped bond rules of the Internal Revenue Code of 1986, as amended, investments by a Fund in zero coupon obligations will result in the accrual of interest income on such investments in advance of the receipt of the cash corresponding to such income.

         Zero coupon securities may be created when a dealer deposits a U.S. Treasury or federal agency security with a custodian and then sells the coupon payments and principal payment that will be generated by this security separately. Proprietary receipts, such as Certificates of Accrual on Treasury Securities, Treasury Investment Growth Receipts and generic Treasury Receipts, are examples of stripped U.S. Treasury securities separated into their component parts through such custodial arrangements.

         The Short-Term Bond Fund II and the Strategic Income Fund may invest in payment-in-kind obligations. Payment-in-kind ("PIK") bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments experience greater volatility in market value due to changes in interest rates than debt obligations which provide for regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

         ILLIQUID SECURITIES. For purposes of its limitation on investments in illiquid securities, each Fund may elect to treat as liquid, in accordance with procedures established by the Board of Trustees, certain investments in restricted securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") and commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as a Fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale of Section 4(2) paper by the purchaser must be in an exempt transaction.

         One effect of Rule 144A and Section 4(2) is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities or Section 4(2) paper will develop or be maintained. The Trustees have adopted policies and procedures for the purpose of determining whether securities that are eligible for resale under Rule 144A and Section 4(2) paper are liquid or illiquid for purposes of the limitation on investment in illiquid securities. Pursuant to those policies and procedures, the Trustees have delegated to the Adviser the determination as to whether a particular instrument is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Trustees will periodically review the Funds' purchases and sales of Rule 144A securities and
Section 4(2) paper.

         CONVERTIBLE SECURITIES. The Strategic Income Fund (the "Fund") may invest in convertible securities, which are securities generally offering fixed interest or dividend yields that may be converted either at a stated price or stated rate for common or preferred stock.

         STAND-BY COMMITMENTS. Each Fund may utilize stand-by commitments in securities sales transactions. In a put transaction, a Fund acquires the right to sell a security at an agreed upon price within a specified period prior to its maturity date, and a stand-by commitment entitles a Fund to same-day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Stand-by commitments are subject to certain risks, which include the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, the fact that the commitment is not marketable by a Fund, and that the maturity of the underlying security will generally be different from that of the commitment. A put transaction will increase the cost of the underlying security and consequently reduce the available yield.

         SECURITIES LOANS. To the extent specified in its Prospectus, each Fund is permitted to lend its securities to broker-dealers and other institutional investors in order to generate additional income. Such loans of portfolio securities may not exceed 30% of the value of a Fund's total assets. In connection with such loans, a Fund will receive collateral consisting of cash, cash equivalents, U.S. government securities or irrevocable letters of credit issued by financial institutions. Such collateral will be maintained at all times in an amount equal to at least 100% of the current market value plus accrued interest of the securities loaned. A Fund can increase its income through the investment of such collateral. A Fund continues to be entitled to the interest payable or any dividend-equivalent payments received on a loaned security and, in addition, to receive interest on the amount of the loan. However, the receipt of any dividend-equivalent payments by a Fund on a loaned security from the borrower will not qualify for the dividends-received deduction. Such loans will be terminable at any time upon specified notice. A Fund might experience risk of loss if the institutions with which it has engaged in portfolio loan transactions breach their agreements with such Fund. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower experience financial difficulty. Loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans justifies the risk.

         DIVERSIFIED FUNDS. The Short-Term Bond Fund II and the Strategic Income Fund are classified as "diversified" under federal securities law.

        ADDITIONAL POLICIES REGARDING DERIVATIVE AND RELATED TRANSACTIONS

         INTRODUCTION. As explained more fully below, the Funds may employ derivative and related instruments as tools in the management of portfolio assets. Put briefly, a "derivative" instrument may be considered a security or other instrument which derives its value from the value or performance of other instruments or assets, interest or currency exchange rates, or indexes. For instance, derivatives include futures, options, forward contracts, structured notes and various over-the-counter instruments.

         Like other investment tools or techniques, the impact of using derivatives strategies or similar instruments depends to a great extent on how they are used. Derivatives are generally used by portfolio managers in three ways: first, to reduce risk by hedging (offsetting) an investment position; second, to substitute for another security particularly where it is quicker, easier and less expensive to invest in derivatives; and lastly, to speculate or enhance portfolio performance. When used prudently, derivatives can offer several benefits, including easier and more effective hedging, lower transaction costs, quicker investment and more profitable use of portfolio assets. However, derivatives also have the potential to significantly magnify risks, thereby leading to potentially greater losses for a Fund.

         Each Fund may invest its assets in derivative and related instruments subject only to the Fund's investment objective and policies and the requirement that the Fund maintain segregated accounts consisting of cash or other liquid assets (or, as permitted by applicable regulation, enter into certain offsetting positions) to cover its obligations under such instruments with respect to positions where there is no underlying portfolio asset so as to avoid leveraging the Fund.

         The value of some derivative or similar instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates or other economic factors, and, like other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of the Adviser to forecast interest rates and other economic factors correctly. If the Adviser inaccurately forecasts such factors and have taken positions in derivative or similar instruments contrary to prevailing market trends, a Fund could be exposed to the risk of a loss. The Funds might not employ any or all of the strategies described herein, and no assurance can be given that any strategy used will succeed.

         Set forth below is an explanation of the various derivatives strategies and related instruments the Funds may employ along with risks or special attributes associated with them. This discussion is intended to supplement the Funds' current prospectuses as well as provide useful information to prospective investors.

         RISK FACTORS. As explained more fully below and in the discussions of particular strategies or instruments, there are a number of risks associated with the use of derivatives and related instruments, and no assurance can be given that any strategy will succeed.

         The value of certain derivatives or related instruments in which a Fund may invest may be particularly sensitive to changes in prevailing economic conditions and market value. The ability of the Fund to successfully utilize these instruments may depend in part upon the ability of its Adviser to forecast these factors correctly. Inaccurate forecasts could expose the Fund to a risk of loss.

         There can be no guarantee that there will be a correlation between price movements in a hedging vehicle and in the portfolio assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. This risk is particularly acute in the case of "cross-hedges" between currencies. The Adviser may inaccurately forecast interest rates, market values or other economic factors in utilizing a derivatives strategy. In such a case, a Fund may have been in a better position had it not entered into such strategy. Hedging strategies, while reducing risk of loss, can also reduce the opportunity for gain. In other words, hedging usually limits both potential losses as well as potential gains.

         The Funds are not required to use any hedging strategies, and strategies not involving hedging involve leverage and may increase the risk to a Fund. Certain strategies, such as yield enhancement, can have speculative characteristics and may result in more risk to a Fund than hedging strategies using the same instruments.

         There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out an option, futures contract or other derivative or related position. Many exchanges and boards of trade limit the amount of fluctuation permitted in option or futures contract prices during a single day; once the daily limit has been reached on particular contract, no trades may be made that day at a price beyond that limit. In addition, certain instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist.

         Finally, over-the-counter instruments typically do not have a liquid market. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position. Activities of large traders in the futures and securities markets involving arbitrage, "program trading," and other investment strategies may cause price distortions in these markets. In certain instances, particularly those involving over-the-counter transactions and forward contracts there is a greater potential that a counterparty or broker may default or be unable to perform on its commitments. In the event of such a default, a Fund may experience a loss. In transactions involving currencies, the value of the currency underlying an instrument may fluctuate due to many factors, including economic conditions, interest rates, governmental policies and market forces.

         SPECIFIC USES AND STRATEGIES. Set forth below are explanations of various strategies involving derivatives and related instruments which may be used by a Fund.

         OPTIONS ON SECURITIES, SECURITIES INDEXES AND DEBT INSTRUMENTS. Each Fund may PURCHASE, SELL or EXERCISE call and put options on (i) securities, (ii) securities indexes, and (iii) debt instruments. Specifically, each Fund may (i) purchase, write and exercise call and put options on securities and securities indexes (including using options in combination with securities, other options or derivative instruments) and (ii) enter into swaps, futures contracts and options on futures contracts. Each Fund may also (i) employ forward currency contracts and (ii) purchase and sell structured products, which are instruments designed to restructure or reflect the characteristics of certain other investments. In addition, the Funds may employ interest rate contracts. The Funds may purchase and sell mortgage-backed and asset-backed securities as well.

         Although in most cases these options will be exchange-traded, the Funds may also purchase, sell or exercise over-the-counter options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller. As such, over-the-counter options generally have much less market liquidity and carry the risk of default or nonperformance by the other party.

         One purpose of purchasing put options is to protect holdings in an underlying or related security against a substantial decline in market value. One purpose of purchasing call options is to protect against substantial increases in prices of securities the Fund intends to purchase pending its ability to invest in such securities in an orderly manner. A Fund may also use combinations of options to minimize costs, gain exposure to markets or take advantage of price disparities or market movements. For example, a Fund may sell put or call options it has previously purchased or purchase put or call options it has previously sold. These transactions may result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Fund may write a call or put option in order to earn the related premium from such transactions. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of a similar option. The Funds will not write uncovered options.

         In addition to the general risk factors noted above, the purchase and writing of options involve certain special risks. During the option period, a Fund writing a covered call (i.e., where the underlying securities are held by the Fund) has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but has retained the risk of loss should the price of the underlying securities decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.

         If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, such Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may purchase or sell (i) interest-rate futures contracts, (ii) futures contracts on specified instruments or indexes, and (iii) options on these futures contracts ("futures options").

         The futures contracts and futures options may be based on various instruments or indices in which the Funds may invest such as foreign currencies, certificates of deposit, Eurodollar time deposits, securities indexes and economic indexes (such as the Consumer Price Indices compiled by the U.S. Department of Labor).

         Futures contracts and futures options may be used to hedge portfolio positions and transactions as well as to gain exposure to markets. For example, a Fund may sell a futures contract, or buy a futures option, to protect against a decline in value, or reduce the duration, of portfolio holdings. Likewise, these instruments may be used where a Fund intends to acquire an instrument or enter into a position. For example, a Fund may purchase a futures contract, or buy a futures option, to gain immediate exposure in a market or otherwise offset increases in the purchase price of securities or currencies to be acquired in the future. Futures options may also be written to earn the related premiums.

         When writing or purchasing options, the Funds may simultaneously enter into other transactions involving futures contracts or futures options in order to minimize costs, gain exposure to markets, or take advantage of price disparities or market movements. Such strategies may entail additional risks in certain instances. The Funds may engage in cross-hedging by purchasing or selling futures or options on a security or currency different from the security or currency position being hedged to take advantage of relationships between the two securities or currencies.

         Investments in futures contracts and options thereon involve risks similar to those associated with options transactions discussed above. The Funds will only enter into futures contracts or options on futures contracts which are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system.

         FORWARD CONTRACTS. Each Fund may use foreign currency and interest-rate forward contracts for various purposes as described below.

         Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. A Fund that may invest in securities denominated in foreign currencies may, in addition to buying and selling foreign currency futures contracts and options on foreign currencies and foreign currency futures, enter into forward foreign currency exchange contracts to reduce the risks or otherwise take a position in anticipation of changes in foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be a fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency contract, a Fund "locks in" the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. The effect on the value of a Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another. Transactions that use two foreign currencies are sometimes referred to as "cross-hedges."

         A Fund may enter into these contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investments or anticipated investments in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

         A Fund may also use forward contracts to hedge against changes in interest rates, increase exposure to a market or otherwise take advantage of such changes. An interest-rate forward contract involves the obligation to purchase or sell a specific debt instrument at a fixed price at a future date.

         INTEREST RATE AND CURRENCY TRANSACTIONS. The Short-Term Bond Fund II and the Strategic Income Fund may employ currency and interest rate management techniques, including transactions in options (including yield curve options), futures, options on futures, forward foreign currency exchange contracts, currency options and futures and currency and interest rate swaps. The U.S. Treasury Fund can enter into interest rate transactions only. The aggregate amount of a Fund's net currency exposure will not exceed the total net asset value of its portfolio. However, to the extent that a Fund is fully invested while also maintaining currency positions, it may be exposed to greater combined risk.

         The Funds will only enter into interest rate and currency swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and currency swaps do not involve the delivery of securities, the underlying currency, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and currency swaps is limited to the net amount of interest or currency payments that a Fund is contractually obligated to make. If the other party to an interest rate or currency swap defaults, a Fund's risk of loss consists of the net amount of interest or currency payments that the Fund is contractually entitled to receive. Since interest rate and currency swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their interest rate or currency swap positions.

         A Fund may hold foreign currency received in connection with investments in foreign securities when it would be beneficial to convert such currency into U.S. dollars at a later date, based on anticipated changes in the relevant exchange rate.

         A Fund may purchase or sell without limitation as to a percentage of its assets forward foreign currency exchange contracts when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held by such Fund. In addition, a Fund may enter into forward foreign currency exchange contracts in order to protect against adverse changes in future foreign currency exchange rates. A Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser believes that there is a pattern of correlation between the two currencies. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into foreign currency forward contracts at attractive prices, and this will limit a Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

         A Fund may enter into interest rate and currency swaps to the maximum allowed limits under applicable law. A Fund will typically use interest rate swaps to shorten the effective duration of its portfolio. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Currency swaps involve the exchange of their respective rights to make or receive payments in specified currencies.

         MORTGAGE-RELATED SECURITIES. A Fund may purchase mortgage-backed securities-i.e., securities representing an ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Mortgage loans included in the pool--but not the security itself--may be insured by the Government National Mortgage Association or the Federal Housing Administration or guaranteed by the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation or the Veterans Administration, which guarantees are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations. Mortgage-backed securities provide investors with payments consisting of both interest and principal as the mortgages in the underlying mortgage pools are paid off. Although providing the potential for enhanced returns, mortgage-backed securities can also be volatile and result in unanticipated losses.

         The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of the principal invested far in advance of the maturity of the mortgages in the pool. The actual rate of return of a mortgage-backed security may be adversely affected by the prepayment of mortgages included in the mortgage pool underlying the security. In addition, as with callable fixed-income securities generally, if the Fund purchased the securities at a premium, sustained early repayment would limit the value of the premium.

         A Fund may also invest in securities representing interests in collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and in pools of certain other asset-backed bonds and mortgage pass-through securities. Like a bond, interest and prepaid principal are paid, in most cases, monthly. CMOs may be collateralized by whole residential or commercial mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the U.S. government, or U.S. government-related entities, and their income streams.

         CMOs are structured into multiple classes, each bearing a different expected average life and/or stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. Monthly payments of principal received from the pool of underlying mortgages, including prepayments, are allocated to different classes in accordance with the terms of the instruments, and changes in prepayment rates or assumptions may significantly affect the expected average life and value of a particular class.

         REMICs include governmental and/or private entities that issue a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities. REMICs issued by private entities are not U.S. government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer.

         The Short-Term Bond Fund II and the Strategic Income Fund may also invest in principal-only or interest-only stripped mortgage-backed securities. Stripped mortgage-backed securities have greater volatility than other types of mortgage-related securities. Stripped mortgage-backed securities, which are purchased at a substantial premium or discount, generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. In addition, stripped mortgage securities may be illiquid.

         The Adviser expects that governmental, government-related or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. The mortgages underlying these securities may include alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. A Fund may also invest in debentures and other securities of real estate investment trusts. As new types of mortgage-related securities are developed and offered to investors, the Funds may consider making investments in such new types of mortgage-related securities.

         DOLLAR ROLLS. Under a mortgage "dollar roll," a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A Fund may only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position which matures on or before the forward settlement date of the dollar roll transaction. At the time a Fund enters into a mortgage "dollar roll", it will establish a segregated account with its custodian bank in which it will maintain cash or liquid securities equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Also, these transactions involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from completing the transaction. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

         ASSET-BACKED SECURITIES. The Short-Term Bond Fund II and the Strategic Interest Fund may invest in asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle receivables or credit card receivables. These securities also include conditional sales contracts, equipment lease certificates and equipment trust certificates. The Adviser expects that other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future. Several types of asset-backed securities already exist, including, for example, "Certificates for Automobile Receivables" or "CARS" ("CARS"). CARS represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARS are passed-through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the CARS trust. An investor's return on CARS may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the CARS trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, the failure of servicers to take appropriate steps to perfect the CARS trust's rights in the underlying loans and the servicer's sale of such loans to bona fide purchasers, giving rise to interests in such loans superior to those of the CARS trust, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted. A Fund also may invest in other types of asset-backed securities. In the selection of other asset-backed securities, the Advisers will attempt to assess the liquidity of the security giving consideration to the nature of the security, the frequency of trading in the security, the number of dealers making a market in the security and the overall nature of the marketplace for the security.

         STRUCTURED PRODUCTS. Each Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of certain other investments. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured products") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured products to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured products is dependent on the extent of the cash flow on the underlying instruments. A Fund may invest in structured products which represent derived investment positions based on relationships among different markets or asset classes.

         Each Fund may also invest in other types of structured products, including, among others, inverse floaters, spread trades and notes linked by a formula to the price of an underlying instrument. Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent or by reference to another security) (the "reference rate"). As an example, inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as LIBOR (London Interbank Offered Rate) or the Cost of Funds Index. Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. A spread trade is an investment position relating to a difference in the prices or interest rates of two securities where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities. When a Fund invests in notes linked to the price of an underlying instrument, the price of the underlying security is determined by a multiple (based on a formula) of the price of such underlying security. A structured product may be considered to be leveraged to the extent its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. Because they are linked to their underlying markets or securities, investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security. Total return on the structured product is derived by linking return to one or more characteristics of the underlying instrument. Because certain structured products of the type in which a Fund may invest may involve no credit enhancement, the credit risk of those structured products generally would be equivalent to that of the underlying instruments. A Fund may invest in a class of structured products that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured products typically have higher yields and present greater risks than unsubordinated structured products. Although a Fund's purchase of subordinated structured products would have similar economic effect to that of borrowing against the underlying securities, the purchase will not be deemed to be leverage for purposes of a Fund's fundamental investment limitation related to borrowing and leverage.

         Certain issuers of structured products may be deemed to be "investment companies" as defined in the 1940 Act. As a result, a Fund's investments in these structured products may be limited by the restrictions contained in the 1940 Act. Structured products are typically sold in private placement transactions, and there currently is no active trading market for structured products. As a result, certain structured products in which a Fund invests may be deemed illiquid and subject to its limitation on illiquid investments.

         Investments in structured products generally are subject to greater volatility than an investment directly in the underlying market or security.

         ADDITIONAL RESTRICTIONS ON THE USE OF FUTURES AND OPTION CONTRACTS. None of the Funds is a "commodity pool" (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC) and futures contracts and futures options will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation.

         When a Fund purchases a futures contract, an amount of cash or cash equivalents or high quality debt securities will be deposited in a segregated account with such Fund's custodian or sub-custodian so that the amount so segregated, plus the initial deposit and variation margin held in the account of its broker, will at all times equal the value of the futures contract, thereby insuring that the use of such futures is unleveraged.



                             INVESTMENT RESTRICTIONS

         The Funds have adopted the following investment restrictions which may not be changed without approval by a "majority of the outstanding shares" of a Fund which, as used in this Statement of Additional Information, means the vote of the lesser of (i) 67% or more of the shares of a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of a Fund. Except as otherwise indicated herein, the Fund is not subject to any percentage limits with respect to the practices described below.

         The Funds investment objectives and investment policies designated as fundamental herein, the Funds' investment policies are not fundamental. In the event of a change in a Fund's investment objective where the investment objective is not fundamental, shareholders will be given at least 30 days' written notice prior to such a change.

         Each Fund:

         (1) May not borrow money, except that each Fund and Portfolio may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Each Fund and Portfolio other than the Strategic Income Fund may borrow money only for temporary or emergency purposes. Any borrowings representing more than 5% of a Fund's total assets for each Fund other than the Strategic Income Fund, must be repaid before the Fund may make additional investments;

         (2) May make loans to other persons, in accordance with the Fund's investment objectives and policies and to the extent permitted by applicable law;

         (3) May not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction;

         (4) May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities;

         (5) May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing insecurities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded;

         (6) May not issue any senior security (as defined in the 1940 Act), except that (i) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (ii) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (iii) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security; or;

         (7) May not underwrite securities issued by other persons except insofar as a Fund may technically be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

         In addition, as a matter of fundamental policy, notwithstanding any other investment policy or restriction, each Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund. For purposes of investment restriction (5) above, real estate includes Real Estate Limited Partnerships.

         For purposes of investment restriction (3) above, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry." Investment restriction (3) above, however, is not applicable to investments by a Fund in municipal obligations where the issuer is regarded as a state, city, municipality or other public authority since such entities are not members of an "industry." Supranational organizations are collectively considered to be members of a single "industry" for purposes of restriction (3) above.

         In addition, each Fund is subject to the following non-fundamental restrictions which may be changed without shareholder approval:

         (1) Each Fund other than the U.S. Treasury Income Fund may not, with respect to 75% of its assets, hold more than 10% of the outstanding voting securities of any issuer or invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities); the U.S. Treasury Income Fund may not, with respect to 50% of its assets, hold more than 10% of the outstanding voting securities of any issuer.

         (2) Each Fund may not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund. No Fund has the current intention of making short sales against the box.

         (3) Each Fund may not purchase or sell interests in oil, gas or mineral leases.

         (4) Each Fund may not invest more than 15% of its net assets in illiquid securities.

         (5) Each Fund may not write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

         (6) Except as specified above, each Fund may invest in the securities of other investment companies to the extent permitted by applicable Federal securities law; provided, however, that a Mauritius holding company (a "Mauritius Portfolio Company") will not be considered an investment company for this purpose.

         For purposes of the Funds' investment restrictions, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security.

         In order to permit the sale of its shares in certain states and foreign countries, a Fund may make commitments more restrictive than the investment policies and limitations described above and in its Prospectus. Should a Fund determine that any such commitment is no longer in its best interests, it will revoke the commitment by terminating sales of its shares in the state or country involved. In order to comply with certain regulatory policies, as a matter of operating policy, each Fund will not: (i) borrow money in an amount which would cause, at the time of such borrowing, the aggregate amount of borrowing by the Fund to exceed 10% of the value of the Fund's total assets, (ii) invest more than 10% of its total assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities), (iii) acquire more than 10% of the outstanding shares of any issuer and may not acquire more than 15% of the outstanding shares of any issuer together with other mutual funds managed by The Chase Manhattan Bank, (iv) invest more than 10% of its total assets in the securities of other investment companies, except as they might be acquired as part of a merger, consolidation or acquisition of assets, (v) invest more than 15% of its net assets in illiquid securities (which include securities restricted as to resale unless they are determined to be readily marketable in accordance with the procedures established by the Board of Trustees), (vi) grant privileges to purchase shares of the Fund to shareholders or investors by issuing warrants, subscription rights or options, or other similar rights or (vii) sell, purchase or loan securities (excluding shares in the Fund) or grant or receive a loan or loans to or from the adviser, corporate and domiciliary agent, or paying agent, the distributors and the authorized agents or any of their directors, officers or employees or any of their major shareholders (meaning a shareholder who holds, in his own or other name (as well as a nominee's name), more than 10% of the total issued and outstanding shares of stock of such company) acting as principal, or for their own account, unless the transaction is made within the other restrictions set forth above and either (a) at a price determined by current publicly available quotations, or (b) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets.

         A Mauritius Portfolio Company is a special purpose company organized under the laws of the Republic of Mauritius. The Fund may invest in India through a Mauritius Portfolio Company, which is intended to allow a Fund to take advantage of a favorable tax treaty between India and Mauritius.

         If a percentage or rating restriction on investment or use of assets set forth herein or in a Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by a Fund will not be considered a violation. If the value of a Fund's holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board of Trustees will consider what actions, if any, are appropriate to maintain adequate liquidity.



                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

         Specific decisions to purchase or sell securities for a Fund are made by a portfolio manager who is an employee of the Adviser to such Fund and who is appointed and supervised by senior officers of such adviser. Changes in a Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.

         The frequency of a Fund's portfolio transactions-the portfolio turnover rate--will vary from year to year depending upon market conditions. A high turnover rate may increase transaction costs, including brokerage commissions and dealer mark-ups, and the possibility of taxable short-term gains. Therefore, the Adviser will weigh the added costs of short-term investment against anticipated gains, and each Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective. Funds investing in both equity and debt securities apply this policy with respect to both the equity and debt portions of their portfolios.

         The Funds' portfolio turnover rates for the two most recent fiscal years were as follows:

------------------------------- ---------------------------- ---------------------------
                                     FISCAL YEAR ENDED            FISCAL YEAR ENDED
                                     OCTOBER 31, 1999             OCTOBER 31, 2000
------------------------------- ---------------------------- ---------------------------
Short-Term Bond Fund II                    302%                         139%
------------------------------- ---------------------------- ---------------------------
Strategic Income Fund**                    136%                         113%
------------------------------- ---------------------------- ---------------------------
U.S. Treasury Income Fund                   59%                         29%
------------------------------- ---------------------------- ---------------------------

** The portfolio turnover for fiscal year 1999 was calculated from November 30, 1998 (commencement of operations) to October 31, 1999.

         Under the advisory agreement, the Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser considers all factors they deem relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The Adviser is not required to obtain the lowest commission or the best net price for any Fund on any particular transaction, and are not required to execute any order in a fashion either preferential to any Fund relative to other accounts they manage or otherwise materially adverse to such other accounts.

         Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the Adviser to a Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the Adviser on the tender of a Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for a Fund by the Adviser. At present, no other recapture arrangements are in effect.

         Under the advisory agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause the Funds to pay a broker-dealer which provides brokerage and research services to the Adviser, the Funds and/or other accounts for which they exercise investment discretion an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if they determine in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which they exercise investment discretion. Not all of such services are useful or of value in advising the Funds. The Adviser reports to the Board of Trustees regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

         The management fees that the Funds pay to the Adviser will not be reduced as a consequence of the Adviser's receipt of brokerage and research services. To the extent the Funds' portfolio transactions are used to obtain such services, the brokerage commissions paid by the Funds will exceed those that might otherwise be paid by an amount which cannot be presently determined. Such services generally would be useful and of value to the Adviser in serving one or more of their other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the Adviser in carrying out their obligations to the Funds. While such services are not expected to reduce the expenses of the Adviser, the adviser would, through use of the services, avoid the additional expenses which would be incurred if they should attempt to develop comparable information through their own staffs.

         In certain instances, there may be securities that are suitable for one or more of the Funds as well as one or more of the Adviser's other clients. Investment decisions for the Funds and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more Funds or other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, it is believed that the ability of the Funds to participate in volume transactions will generally produce better executions for the Funds.

         No portfolio transactions are executed with the Adviser or a Shareholder Servicing Agent, or with any affiliate of the Adviser or a Shareholder Servicing Agent, acting either as principal or as broker.



                             PERFORMANCE INFORMATION

         From time to time, a Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of a Fund in the future. From time to time, the performance and yield of classes of a Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the performance of a Fund or its classes may be compared to data prepared by Lipper Analytical Services, Inc. or Morningstar Mutual Funds on Disc, widely recognized independent services which monitor the performance of mutual funds. Performance and yield data as reported in national financial publications including, but not limited to, Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in local or regional publications, may also be used in comparing the performance and yield of a Fund or its classes. A Fund's performance may be compared with indices such as the Lehman Brothers Government/Credit Index, the Lehman Brothers Government Bond Index, the Lehman Government Bond 1-3 Year Index and the Lehman Aggregate Bond Index; the S&P 500 Index, the Dow Jones Industrial Average or any other commonly quoted index of common stock prices; and the Russell 2000 Index and the NASDAQ Composite Index. Additionally, a Fund may, with proper authorization, reprint articles written about such Fund and provide them to prospective shareholders.

         A Fund may provide period and average annual "total rates of return." The "total rate of return" refers to the change in the value of an investment in a Fund over a period (which period shall be stated in any advertisement or communication with a shareholder) based on any change in net asset value per share including the value of any shares purchased through the reinvestment of any dividends or capital gains distributions declared during such period. For Class A and Class M shares, the average annual total rate of return figures will assume payment of the maximum initial sales load at the time of purchase. For Class B and Class C shares, the average annual total rate of return figures will assume deduction of the applicable contingent deferred sales charge imposed on a total redemption of shares held for the period. One-, five-, and ten-year periods will be shown, unless the class has been in existence for a shorter-period.

         Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields and the net asset values of the classes of shares of a Fund will vary based on market conditions, the current market value of the securities held by the Fund and changes in the Fund's expenses. The Adviser, Shareholder Servicing Agents, the Administrator, the Distributor and other service providers may voluntarily waive a portion of their fees on a month-to-month basis. In addition, the Distributor may assume a portion of a Fund's operating expenses on a month-to-month basis. These actions would have the effect of increasing the net income (and therefore the yield and total rate of return) of the classes of shares of the Fund during the period such waivers are in effect. These factors and possible differences in the methods used to calculate the yields and total rates of return should be considered when comparing the yields or total rates of return of the classes of shares of a Fund to yields and total rates of return published for other investment companies and other investment vehicles (including different classes of shares). The Trust is advised that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding the Shareholder Servicing Agent fees received, which will have the effect of increasing the net return on the investment of customers of those Shareholder Servicing Agents. Such customers may be able to obtain through their Shareholder Servicing Agents quotations reflecting such increased return.

         Each Fund presents performance information for each class thereof since the commencement of operations of that Fund (or the related predecessor fund, as described below), rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is therefore based on the performance history of a predecessor class or classes. Performance information is restated to reflect the current maximum front-end sales charge (in the case of Class A and Class M Shares) or the maximum applicable contingent deferred sales charge (in the case of Class B and Class C Shares) when presented inclusive of sales charges. Additional performance information may be presented which does not reflect the deduction of sales charges. Historical expenses reflected in performance information are based upon the distribution, shareholder servicing fees and other expenses actually incurred during the periods presented and have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.

         Advertising or communications to shareholders may contain the views of the advisers as to current market, economic, trade and interest rate trends, as well as legislative, regulatory and monetary developments, and may include investment strategies and related matters believed to be of relevance to a Fund.

         Advertisements for the J.P. Morgan Funds may include references to the asset size of other financial products made available by JPMFAM (USA), such as the offshore assets of other funds.



                              TOTAL RATE OF RETURN

         A Fund's or class's total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. The average annual rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and
(z) subtracting 1 from the result.



                          AVERAGE ANNUAL TOTAL RETURNS*
                            (EXCLUDING SALES CHARGES)

The average annual total rates of return for the following Funds, reflecting the initial investment and assuming the reinvestment of all distributions (but excluding the effects of any applicable sales charges), for the one, five, and ten year periods ending April 30, 2000, and in the case of the Short Term Bond Fund II and Strategic Income Fund for the period from commencement of business operations to April 30, 2001 were as follows:

-------------------------- ---------- ---------- ---------- ---------------- ---------------- -------------------
                              ONE        FIVE       TEN           SINCE        DATE OF FUND      DATE OF CLASS
                              YEAR       YEARS     YEARS        INCEPTION       INCEPTION        INTRODUCTION
-------------------------- ---------- ---------- ---------- ---------------- ---------------- -------------------
U.S. Treasury Income Fund                                                        9/8/87
-------------------------- ---------- ---------- ---------- ---------------- ---------------- -------------------
  A Shares                                                                                          9/8/87
-------------------------- ---------- ---------- ---------- ---------------- ---------------- -------------------
  B Shares+                                                                                        11/4/93
-------------------------- ---------- ---------- ---------- ---------------- ---------------- -------------------
  Institutional Shares***                                                                          2/16/01
-------------------------- ---------- ---------- ---------- ---------------- ---------------- -------------------
Short-Term Bond II                                                              11/30/90
-------------------------- ---------- ---------- ---------- ---------------- ---------------- -------------------
  A Shares**                                        N/A                                             5/6/96
-------------------------- ---------- ---------- ---------- ---------------- ---------------- -------------------
  Institutional Shares                              N/A                                            11/30/90
-------------------------- ---------- ---------- ---------- ---------------- ---------------- -------------------
  M Shares***                                       N/A                                             7/1/99
-------------------------- ---------- ---------- ---------- ---------------- ---------------- -------------------
Strategic Income Fund                                                           11/30/98
-------------------------- ---------- ---------- ---------- ---------------- ---------------- -------------------
  A Shares                               N/A        N/A                                            11/30/98
-------------------------- ---------- ---------- ---------- ---------------- ---------------- -------------------
  B Shares                               N/A        N/A                                            11/30/98
-------------------------- ---------- ---------- ---------- ---------------- ---------------- -------------------
  C Shares                               N/A        N/A                                            11/30/98
-------------------------- ---------- ---------- ---------- ---------------- ---------------- -------------------
  Institutional Shares^^                 N/A        N/A                                            11/30/98
-------------------------- ---------- ---------- ---------- ---------------- ---------------- -------------------

                                      27



-------------------------- ---------- ---------- ---------- ---------------- ---------------- -------------------
  M Shares+++                            N/A        N/A                                            10/28/99
-------------------------- ---------- ---------- ---------- ---------------- ---------------- -------------------

         ** Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced does not reflect shareholder servicing fees, distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.

         *** Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date this class was introduced is based on the performance of predecessor classes and does not reflect the distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.

         + Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced does not reflect distribution fees and certain other expenses borne by this class which, if reflected, would reduce the performance quoted.

         +++ Performance information presented in the table above and in each table that follows for this class of this Fund prior to the date the class was introduced is based upon historical expenses of a predecessor class which are higher than the actual expenses that an investor would incur as a holder of shares of this class.

         ^^ The performance information presented in the table above and in each table that follows for this class of this Fund after November 5, 1999 (redemption of all outstanding shares) is based on the historical performance of Class A shares.



                          AVERAGE ANNUAL TOTAL RETURNS*
                            (INCLUDING SALES CHARGES)

         With the current maximum respective sales charges of 1.50% for A Shares of the Short-Term Bond Fund II, 4.50% for the U.S. Treasury Income Fund and Strategic Income Fund, 1.50% and 3.00% for M Shares of Short-Term Bond Fund II and Strategic Income Fund respectively, and the current applicable CDSC for B and C Shares for each period length reflected, the average annual total rate of return figures would be as follows:

------------------------- ----------------------- ----------------------- ----------------------- -----------------------
                                 ONE YEAR              FIVES YEARS              TEN YEARS            SINCE INCEPTION
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
U.S. Treasury
Income Fund
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
   A Shares
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
   B Shares
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Short-Term Bond II
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
   A Shares
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
   M Shares
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
Strategic Income Fund
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
   A Shares
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
   B Shares
------------------------- ----------------------- ----------------------- ----------------------- -----------------------

                                      28



------------------------- ----------------------- ----------------------- ----------------------- -----------------------
   C Shares
------------------------- ----------------------- ----------------------- ----------------------- -----------------------
   M Shares
------------------------- ----------------------- ----------------------- ----------------------- -----------------------

         * See the notes to the preceding table.

         The Funds may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return.



                                YIELD QUOTATIONS

         Any current "yield" quotation for a class of shares of a Fund shall consist of an annualized hypothetical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares outstanding during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.

         The SEC yields of the Funds for the thirty-day period ended April 30, 2001 were as follows:

------------------------- ------------------ ----------------- ------------------ ---------------------- ----------------
                               CLASS A           CLASS B            CLASS C           INSTITUTIONAL          CLASS M
------------------------- ------------------ ----------------- ------------------ ---------------------- ----------------
U.S. Treasury Income
Fund
------------------------- ------------------ ----------------- ------------------ ---------------------- ----------------
Short-Term Bond Fund II
------------------------- ------------------ ----------------- ------------------ ---------------------- ----------------
Strategic Income Fund
------------------------- ------------------ ----------------- ------------------ ---------------------- ----------------

         Advertisements for the Funds may include references to the asset size of other financial products made available by JPMFAM (USA), such as offshore assets or other funds advised by JPMFAM (USA).



                      NON-STANDARDIZED PERFORMANCE RESULTS*
                            (EXCLUDING SALES CHARGES)

         The table below reflects the net change in the value of an assumed initial investment of $10,000 in each class of Fund shares in the following Funds (excluding the effects of any applicable sale charges) for the ten year period ending April 30, 2001, and in the case of the Short Term Bond Fund II and Strategic Income Fund for the period from commencement of business operations to April 30, 2001. The values reflect an assumption that capital gain distributions and income dividends, if any, have been invested in additional shares of the same class. From time to time, the Funds may provide these performance results in addition to the total rate of return quotations required by the Securities and Exchange Commission. As discussed more fully in the Prospectuses, neither these performance results, nor total rate of return quotations, should be considered as representative of the performance of the Funds in the future. These factors and the possible differences in the methods used to calculate performance results and total rates of return should be considered when comparing such performance results and total rate of return quotations of the Funds with those published for other investment companies and other investment vehicles.

------------------------------------------- ------------------------------------- ---------------------------------------
                                                        TOTAL VALUE                       DATE OF FUND INCEPTION
------------------------------------------- ------------------------------------- ---------------------------------------
U.S. Treasury Income Fund                                                                         9/8/87
------------------------------------------- ------------------------------------- ---------------------------------------
    A Shares
------------------------------------------- ------------------------------------- ---------------------------------------
    B Shares
------------------------------------------- ------------------------------------- ---------------------------------------
    Institutional Shares
------------------------------------------- ------------------------------------- ---------------------------------------
Short Term Bond Fund II                                                                          11/30/90
------------------------------------------- ------------------------------------- ---------------------------------------
    A Shares
------------------------------------------- ------------------------------------- ---------------------------------------
    Institutional Shares
------------------------------------------- ------------------------------------- ---------------------------------------
    M Shares
------------------------------------------- ------------------------------------- ---------------------------------------
Strategic Income Fund                                                                            11/30/90
------------------------------------------- ------------------------------------- ---------------------------------------
    A Shares
------------------------------------------- ------------------------------------- ---------------------------------------
    B Shares
------------------------------------------- ------------------------------------- ---------------------------------------
    C Shares
------------------------------------------- ------------------------------------- ---------------------------------------
    Institutional Shares
------------------------------------------- ------------------------------------- ---------------------------------------
    M Shares
------------------------------------------- ------------------------------------- ---------------------------------------

* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund for the period from the Fund's commencement of operations or, in the case of U.S. Treasury Income Fund, from October 31, 1990, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.



                      NON-STANDARDIZED PERFORMANCE RESULTS*
                            (INCLUDING SALES CHARGES)

         With the current maximum respective sales charges of 1.50% for A Shares of the Short-Term Bond Fund II, 4.50% for the U.S. Treasury Income Fund and Strategic Income Fund, 1.50% and 3.00% for M Shares of Short-Term Bond Fund II and Strategic Income Fund respectively, and the current applicable CDSC for B and C Shares for each period length, reflected, the total value figures would be as follows:

------------------------------------------- ------------------------------------- ---------------------------------------
                                                        TOTAL VALUE                       DATE OF FUND INCEPTION
------------------------------------------- ------------------------------------- ---------------------------------------
U.S. Treasury Income Fund                                                                         9/8/87
------------------------------------------- ------------------------------------- ---------------------------------------
    A Shares
------------------------------------------- ------------------------------------- ---------------------------------------
    B Shares
------------------------------------------- ------------------------------------- ---------------------------------------
Short Term Bond Fund II                                                                          11/30/90
------------------------------------------- ------------------------------------- ---------------------------------------
    A Shares
------------------------------------------- ------------------------------------- ---------------------------------------
    M Shares
------------------------------------------- ------------------------------------- ---------------------------------------
Strategic Income Fund                                                                            11/30/98
------------------------------------------- ------------------------------------- ---------------------------------------
    A Shares
------------------------------------------- ------------------------------------- ---------------------------------------
    B Shares
------------------------------------------- ------------------------------------- ---------------------------------------
    C Shares
------------------------------------------- ------------------------------------- ---------------------------------------

                                      30



------------------------------------------- ------------------------------------- ---------------------------------------
    M Shares
------------------------------------------- ------------------------------------- ---------------------------------------

* See the notes to the table captioned "Average Annual Total Return (excluding sales charges)" above. The table above assumes an initial investment of $10,000 in a particular class of a Fund for the period from the Fund's commencement of operations or, in the case of U.S. Treasury Income Fund, from October 31, 1990, although the particular class may have been introduced at a subsequent date. As indicated above, performance information for each class introduced after the commencement of operations of the related Fund (or predecessor fund) is based on the performance history of a predecessor class or classes, and historical expenses have not been restated, for periods during which the performance information for a particular class is based upon the performance history of a predecessor class, to reflect the ongoing expenses currently borne by the particular class.



                        DETERMINATION OF NET ASSET VALUE

         As of the date of this Statement of Additional Information, the New York tock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Each Fund calculates its net asset value ("NAV") once each day at the close of regular trading on the New York Stock Exchange. Equity securities in a Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the NASDAQ National Market System, or at the last quoted bid price for securities in which there were no sales during the day or for other unlisted (over-the-counter) securities not reported on the NASDAQ National Market System. Bonds and other fixed-income securities (other than short-term obligations, but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term obligations which mature in 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Futures and option contracts that are traded on commodities or securities exchanges are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

         Interest income on long-term obligations in a Fund's portfolio is determined on the basis of coupon interest accrued plus amortization of discount (the difference between acquisition price and stated redemption price at maturity) and premiums (the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest and discount accrued less amortization of premium.

                      PURCHASES, REDEMPTIONS AND EXCHANGES

         The Funds have established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Funds' Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.

         Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, a Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchasing, exchanging, or redeeming shares of such Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to such Fund in writing.

         Subject to compliance with applicable regulations, each Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

         An investor may add or reduce his/her investment in a Fund on each day that the New York Stock Exchange is open for business. Once each such day, based upon prices determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Standard Time, however, options are priced at 4:15 p.m., Eastern Standard Time) the value of each investor's interest in a Fund will be determined by multiplying the NAV of the Fund by the percentage representing that investor's share of the aggregate beneficial interests in the Fund. Any additions or reductions which are to be effected on that day will then be effected. The investor's percentage of the aggregate beneficial interests in a Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the Portfolio as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the

Portfolio effected on such day and (ii) the denominator of which is the aggregate NAV of the Portfolio as of such time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor's interest in the Portfolio as of such time on the following day the New York Stock Exchange is open for trading.

         The public offering price of Class A and Class M shares is the NAV plus a sales charge that varies depending on the size of your purchase. The Fund receives the NAV. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

         The Fund's distributor pays broker-dealers commissions on net sales of Class A Shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and 0.20% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

         The broker-dealer allocation for Strategic Income Fund and U.S. Treasury Income Fund with a 4.50% sales charge on Class A Shares is set forth below:


                        SALES CHARGE AS A PERCENTAGE OF:

--------------------------------------------- ------------------------------------------------- -------------------------
                                                      SALES CHARGE AS A PERCENTAGE OF:
--------------------------------------------- ------------------------------------------------- -------------------------
AMOUNT OF TRANSACTION AT OFFERING PRICE ($)       OFFERING PRICE         NET AMOUNT INVESTED     AMOUNT OF SALES CHARGE
                                                                                                REALLOWED TO DEALERS AS
                                                                                                    A PERCENTAGE OF
                                                                                                     OFFERING PRICE
--------------------------------------------- ------------------------ ------------------------ -------------------------
Under 100,000                                          4.50                     4.71                      4.00
--------------------------------------------- ------------------------ ------------------------ -------------------------
100,000 but under 250,000                              3.75                     3.90                      3.25
--------------------------------------------- ------------------------ ------------------------ -------------------------
250,000 but under 500,000                              2.50                     2.56                      2.25
--------------------------------------------- ------------------------ ------------------------ -------------------------
500,000 but under 1,000,000                            2.00                     2.04                      1.75
--------------------------------------------- ------------------------ ------------------------ -------------------------

         There is no initial sales charge on purchases of Class A Shares of $1 million or more.

         The Fund's distributor pays broker-dealers commissions on net sales of Class A Shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 0.75% of the amount under $2.5 million, 0.50% of the next $7.5 million, 0.25% of the next $40 million and 0.15% thereafter. The Fund's distributor may withhold such payments with respect to short-term investments.

         The broker-dealer allocation for Class A Shares of the Short-Term Bond Fund II is set forth below:

--------------------------------------------- ------------------------------------------------- -------------------------
                                                      SALES CHARGE AS A PERCENTAGE OF:
--------------------------------------------- ------------------------------------------------- -------------------------
AMOUNT OF TRANSACTION AT OFFERING PRICE ($)       OFFERING PRICE         NET AMOUNT INVESTED     AMOUNT OF SALES CHARGE
                                                                                                REALLOWED TO DEALERS AS A

                                      33

                                                                                                      PERCENTAGE OF
                                                                                                     OFFERING PRICE
--------------------------------------------- ------------------------ ------------------------ -------------------------
Under 100,000                                          1.50                     1.52                      1.00
--------------------------------------------- ------------------------ ------------------------ -------------------------
100,000 but under 250,000                              1.00                     1.00                      0.50
--------------------------------------------- ------------------------ ------------------------ -------------------------
250,000 but under 500,000                              0.50                     0.50                      0.25
--------------------------------------------- ------------------------ ------------------------ -------------------------
500,000 but under 1,000,000                            0.25                     0.25                      0.25
--------------------------------------------- ------------------------ ------------------------ -------------------------

         There is no initial sales charge on purchases of Class A Shares of $1 million or more.

         The broker-dealer allocation is 1.25% for Class M Shares of the Short-Term Bond II and 2.75% for Class M shares of the Strategic Income Fund.

         Investors in Class A or Class M Shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A or Class M Shares in the Fund with purchases of Class A or Class M Shares of any other Fund in the Trust (or if a Fund has only one class, shares of such Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A or Class M Shares during the 13-month period. All Class A or Class M Shares or other qualifying shares of these Funds currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

         The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement.

         Class A or Class M Shares of a Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) NAV or (ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class

A or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

         An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A or Class M Shares of a Fund (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

         A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A or Class M Shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

         Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of a Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any J.P. Morgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the J.P. Morgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption rate, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.

         The Funds' distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B Shares and a commission of 1.00% of the offering price on sales of Class C Shares. The distributor keeps the entire amount of any CDSC the investor pays.

         The contingent deferred sales charge for Class B and Class C Shares will be waived for certain exchanges and for redemptions in connection with a Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and (vi) an involuntary redemption of an account balance under $500.

         Class B Shares automatically convert to Class A Shares (and thus are then subject to the lower expenses borne by Class A Shares) after a period of time specified below has elapsed since the date of purchase (the "CDSC Period"), together with the pro rata portion of all Class B Shares representing dividends and other distributions paid in additional Class B Shares attributable to the Class B Shares then converting. The conversion of Class B Shares purchased on or after May 1, 1996, will be effected at the relative NAVs per share of the two classes on the first business day of the month following the eighth anniversary of the original purchase. The conversion of Class B Shares purchased prior to May 1, 1996, will be effected at the relative net asset values per share of the two classes on the first business day of the month following the seventh anniversary of the original purchase. Up to 12% of the value of Class B Shares subject to a systematic withdrawal plan may also be redeemed each year without a CDSC, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established. If any exchanges of Class B Shares during the CDSC Period occurred, the holding period for the shares exchanged will be counted toward the CDSC Period. At the time of the conversion the NAV per share of the Class A Shares may be higher or lower than the NAV per share of the Class B Shares; as a result, depending on the relative NAVs per share, a shareholder may receive fewer or more Class A Shares than the number of Class B Shares converted.

         A Fund may require signature guarantees for changes that shareholders request be made in Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain other circumstances described in the Prospectuses. A Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.

         Investors may be eligible to buy Class A or Class M Shares at reduced sales charges. Interested parties should consult their investment representative or the J.P. Morgan Funds Service Center for details about J.P. Morgan Funds' combined purchase privilege, cumulative quantity discount, statement of intention, group sales plan, employee benefit plans and other plans. Sales charges are waived if the investor is using redemption proceeds received within the prior ninety days from non-J.P. Morgan mutual funds to buy his or her shares, and on which he or she paid a front-end or contingent deferred sales charge.

         Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both J.P. Morgan and non-J.P. Morgan mutual funds. The money that is invested in J.P. Morgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A or Class M Shares for purposes of the discount privileges and programs described above.

         No initial sales charge will apply to the purchase of a Fund's Class A or Class M Shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) one is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

         Purchases of a Fund's Class A or Class M Shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services.

         Purchases of a Fund's Class A or Class M S hares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

         Purchases of a Fund's Class A or Class M Shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the J.P. Morgan Funds Service Center.

         A Fund may sell Class A or Class M Shares without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of J.P. Morgan Fund shares) and financial institution trust departments investing an aggregate of $1 million or more in the J.P. Morgan Funds.

         Shareholders of record of any J.P. Morgan Fund as of November 30, 1990 and certain immediate family members may purchase a Fund's Class A shares with no initial sales charge for as long as they continue to own Class A or Class M Shares of any J.P. Morgan Fund, provided there is no change in account registration.

         Shareholders of other J.P. Morgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

         The Funds reserve the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

         Investors may incur a fee if they effect transactions through a broker or agent.



                           DISTRIBUTIONS; TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the respective Fund's Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in each Fund's Prospectus are not intended as substitutes for careful tax planning.



                 QUALIFICATION AS A REGULATED INVESTMENT COMPANY

         Each Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and to meet all other requirements that are necessary for it to be relieved of federal taxes on income and gains it distributes to shareholders. Net investment income for each Fund consists of all interest accrued and discounts earned, less amortization of any market premium on the portfolio assets of the Fund and the accrued expenses of the Fund. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid ) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its net investment income for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Because certain Funds invest all of their assets in Portfolios which will be classified as partnerships for federal income tax purposes, such Funds will be deemed to own a proportionate share of the income of the Portfolio into which each contributes all of its assets for purposes of determining whether such Funds satisfy the Distribution Requirement and the other requirements necessary to qualify as a regulated investment company (e.g., Income Requirement (hereinafter defined), etc.).

         In addition to satisfying the Distribution Requirement for each taxable year, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement").

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         Each Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See "Additional Policies Regarding Derivative and Related Transactions." Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to 'mark-to-market' certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the Distribution Requirement and avoid the 4% excise tax (described below). Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

         A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as zero coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price) or market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such bond immediately after it was acquired), if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction or any interest expenses incurred to purchase or hold such a bond may be deferred until such bond is sold or otherwise disposed.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.



                  EXCISE TAX ON REGULATED INVESTMENT COMPANIES

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election"). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.



                               FUND DISTRIBUTIONS

         Each Fund anticipates distributing substantially all of its net investment income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends-received deduction for corporations only to the extent discussed below. Dividends paid on Class A, Class B and Class C shares are calculated at the same time. In general, dividends on Class B and Class C shares are expected to be lower than those on Class A shares due to the higher distribution expenses borne by the Class B and Class C shares. Dividends may also differ between classes as a result of differences in other class specific expenses.

         If a check representing a Fund distribution is not cashed within a specified period, the J.P. Morgan Funds Service Center will notify the investor that he or she has the option of requesting another check or reinvesting the distribution in the Fund or in an established account of another J.P. Morgan Fund. If the J.P. Morgan Funds Service Center does not receive his or her election, the distribution will be reinvested in the Fund. Similarly, if the Fund or the J.P. Morgan Funds Service Center sends the investor correspondence returned as "undeliverable," distributions will automatically be reinvested in the Fund.

         A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a "capital gain dividend," it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

         Under current legislation, the maximum rate of tax on long-term capital gains of individuals is 20% (10% for gains otherwise taxed at 15%) for long-term capital gains with respect to capital assets held for more than 12 months. Additionally, beginning after December 31, 2000, the maximum tax rate for capital assets with a holding period beginning after that date and held for more than five years will be 18%.

         Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) under the Rules of the Code Section 246(c)(3) and (4); (2) to the extent that a Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund.

         For purposes of the Corporate AMT, the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMT. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Fund into account (without a dividends-received deduction) in determining its adjusted current earnings.

         Investment income that may be received by certain of the Funds from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle any such Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of any such Fund's assets to be invested in various countries is not known.

         Distributions by a Fund that do not constitute ordinary income dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         A Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."



                          SALE OR REDEMPTION OF SHARES

         A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.



                              FOREIGN SHAREHOLDERS

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to a foreign shareholder from net investment income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund and capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.



                           STATE AND LOCAL TAX MATTERS

         Depending on the residence of the shareholder for tax purposes, distributions may also be subject to state and local taxes or withholding taxes. Most states provide that a regulated investment company ("RIC") may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a regulated investment company to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the regulated investment company holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities. Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation in other respects. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

                          EFFECT OF FUTURE LEGISLATION

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.



                      MANAGEMENT OF THE TRUST AND THE FUNDS

                              TRUSTEES AND OFFICERS

         The Trustees of the Trust are also the Trustees of each of the Funds, as defined below. Their names, principal occupations during the past five years, addresses and ages are set forth below:

         WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer, Ingersoll-Rand Company. Address: 287 Hampshire Ridge, Park Ridge, NJ 07656. Age: 59.

         ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (1971 - 1988); Director, Janel Hydraulics, Inc.; formerly Director of The Hanover Funds, Inc. (open-end mutual funds). Address: 105 Coventry Place, Palm Beach Gardens, FL 33418. Age: 68.

         ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc (pharmaceuticals). Address:
1262 Rockrimmon Road, Stamford, CT 06903. Age: 55.

         MATTHEW HEALEY--Trustee; Former Chief Executive Officer of the Trust through April 2001; Chairman, Pierpont Group (provides services to trustees of investment companies), since prior to 1993. Address: Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. Age: 63.

         FERGUS REID, III--Chairman; Chairman and Chief Executive Officer, Lumelite Corporation (plastics manufacturing), since September 1985; Trustee, Morgan Stanley Funds. Address: 202 June Road, Stamford, CT 06903. Age: 68.

         JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A.G., Zurich and BT Brokerage Corp (financial services). Address: 3711 Northwind Court, Jupiter, FL 33477. Age: 58.

         LEONARD M. SPALDING--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management (investment management); and formerly Chief Investment Executive of the Chase Manhattan Private Bank (investment management). Address:
2025 Lincoln Park Road, Springfield, KY 40069. Age: 65.

         H. RICHARD VARTABEDIAN--Trustee; Former President of certain other trusts in the Fund Complex through April 2001; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N.A., 1980-1991. Address: P.O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. Age: 65.

         MARTIN R. DEAN; Assistant Treasurer. Vice President, Administration Service, BISYS Fund Services, Inc.; formerly Senior Manager, KPMG Peat Mardwick (1987-1994). Age: 37. Address: 3435 Stelzer Road, Columbus, OH 43219

         LISA HURLEY; Assistant Secretary. Executive Vice President and General Counsel, BISYS Fund Services, Inc.; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Age 45. Address: 90 Park Avenue, New York, NY 10016.

         VICKY M. HAYES--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributor, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co., Age:37. Address: 1211 Avenue of Americas, 41 Floor, New York, NY 10036.

         ALAINA METZ; Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 33. Address is 3435 Stelzer Road, Columbus, OH 43219.

         The Board of Trustees of the Trust presently has an Audit Committee. During the year 2000, the members of the Audit Committee were Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000.

         A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Funds, the J.P. Morgan Funds, J.P. Morgan Institutional Funds, J.P. Morgan Series Trust, Mutual Fund Select Group, Fleming Mutual Fund Group, Mutual Fund Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Annuity Trust, and Mutual Fund Investment Trust, up to and including creating a separate board of trustees.

         The Trustees and officers of the Trust listed above also serve in the same capacities with respect to Mutual Fund Trust, Mutual Fund Select Trust, Mutual Fund Variable Annuity Trust, Mutual Fund Select Group and Mutual Fund Select Trust and Mutual Fund Investment Trust.

         Each Trustee is currently paid an annual fee of $_________ (adjusted as of __________, 2000) for serving as Trustee of the Fund and Trusts listed above. Each is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to the Funds.

         Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below:


                                               AGGREGATE                 PENSION OR                 TOTAL
                                           ------------------      ----------------------    -------------------
                                                TRUSTEE                  RETIREMENT              COMPENSATION
                                           ------------------      ----------------------    -------------------
                                              COMPENSATION            BENEFITS ACCRUED            FROM "FUND
                                          --------------------     ----------------------    -------------------

                                      45



                                              BY THE TRUST            AS A PART OF FUND          COMPLEX" (1)
                                          --------------------     ----------------------    -------------------
                                              DURING 2000                EXPENSES**              DURING 2000
                                          --------------------     ----------------------    -------------------
William J. Armstrong, Trustee             --                       $ 41,781                  $131,781(10)(3)
Roland R. Eppley, Jr., Trustee            --                       $ 58,206                  $149,206(10)(3)
Ann Maynard Gray, Trustee                 NA                       NA                        $ 75,000(17)(3)
Matthew Healey, Trustee (2)               NA                       NA                        $ 75,000(17)(3)
Fergus Reid, III, Chairman*               --                       $110,091                  $312,841(10)(3)
James J. Schonbachler, Trustee            NA                       NA                        $ 75,000(17)(3)
Leonard M. Spalding, Jr., Trustee*        --                       $ 35,335                  $124,335(10)(3)
H. Richard Vartabedian, Trustee           --                       $ 86,791                  $122,141(10)(3)

* Mr. Reid is an "interested person" (as defined in the 1940 Act) of the Trust. Mr. Spalding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co. ("J.P. Morgan Chase").

** On February 22, 2001, the Board of Trustees voted to terminate the Retirement Plan.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Fund Complex for which the nominees will serve includes 10 investment companies.

(2) Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

(3) Total number of investment company boards served on within the Fund Complex.

         The Trustees also instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, the administrator or distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment dated elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of funds as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.

         Messrs. Ten Haken, Thode and Vartabedian each executed a deferred compensation agreement for the 2000 calendar year. Their total contributions for the calendar year were $39,800, $81,000 and $134,350, respectively.

         The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.



                                     ADVISER

         Prior to February 28, 2001 the adviser to the Fund was the Chase Manhattan Bank. The sub-adviser was Chase Fleming Asset Management (USA) Inc. Effective February 28, 2001 J.P. Morgan Fleming Asset Management (USA) Inc. (JPMFAM (USA)), acts as investment adviser to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement"). Subject to such policies as the Board of Trustees may determine, JPMFAM (USA) is responsible for investment decisions for the Funds. Pursuant to the terms of the Advisory Agreement, JPMFAM (USA) provides the Funds with such investment advice and supervision as it deems necessary for the proper supervision of the Funds' investments. The Adviser continuously provide investment programs and determine from time to time what securities shall be purchased, sold or exchanged and what portion of the Funds' assets shall be held uninvested. The Adviser to the Funds furnishes, at their own expense, all services, facilities and personnel necessary in connection with managing the investments and effecting portfolio transactions for the Funds. The Advisory Agreement for the Funds will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of a Funds' outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement.

         Under the Advisory Agreement, the Adviser may utilize the specialized portfolio skills of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise.

         Pursuant to the terms of the Advisory Agreement, the Adviser is permitted to render services to others. Each advisory agreement is terminable without penalty by the Trust on behalf of the Funds on not more than 60 days', nor less than 30 days', written notice when authorized either by a majority vote of a Fund's shareholders or by a vote of a majority of the Board of Trustees of the Trust, or by the Adviser on not more than 60 days', nor less than 30 days', written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The advisory agreements provide that the Adviser under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the respective Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

         In the event the operating expenses of the Funds, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Funds imposed by the securities laws or regulations thereunder of any state in which the shares of the Funds are qualified for sale, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its advisory fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser shall be deducted from the monthly advisory fee otherwise payable with respect to the Funds during such fiscal year; and if such amounts should exceed the monthly fee, the Adviser shall pay to a Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

         Under the Advisory Agreement, JPMFAM (USA) may delegate a portion of its responsibilities to a sub-adviser. In addition, the Advisory Agreement provides that JPMFAM (USA) may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund and are under the common control of JPMFAM (USA) as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of JPMFAM (USA).

         JPMFAM (USA), a wholly-owned subsidiary of J.P. Morgan Chase & Co., a registered bank holding company. Also included among JPMFAM (USA) accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. JPMFAM
(USA) is located at 1211 Avenue of the Americas, New York, New York 10036.

         For the fiscal years ended October 31, 1998, 1999 and 2000, Chase was paid or accrued the following investment advisory fees with respect to the following Funds, and voluntarily waived the amounts in parentheses following such fees with respect to each such period:

--------------------------------------------------------------------------------------------------------------------------------
                                                    FISCAL YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------------------------------------------------------
                                1998                       1999                      2000              FOR THE SIX MONTHS PERIOD
                                                                                                          ENDED APRIL 30, 2001
---------------------- ------------------------- ------------------------- ------------------------- ---------------------------
FUND                      PAID/        WAIVED       PAID/        WAIVED       PAID/        WAIVED       PAID/        WAIVED
                         ACCRUED                   ACCRUED                   ACCRUED                   ACCRUED
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
U.S. Treasury Income     223,287     (104,604)     261,826     (157,985)     224,224     (112,048)
Fund
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
Short-Term               129,578     (129,578)     132,197     (132,197)     125,412     (125,412)
Bond Fund II
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
Strategic Income Fund      N/A          N/A         29,509      (29,509)     124,979     (124,979)
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------

         (a) Advisory fees and waivers for 1998 are from the period June 30, 1998 (commencement of operations) through October 31, 1998.

         (b) Advisory fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999.



                                  ADMINISTRATOR

         Pursuant to an Administration Agreement (the "Administration Agreement"), Chase is the administrator of the Funds. Chase provides certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds' independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed for compliance by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Funds and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Funds, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

         Under the Administration Agreement, Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Administration Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provide that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Funds, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

         In addition, the Administration Agreement provides that, in the event the operating expenses of any Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to that Fund imposed by the securities laws or regulations thereunder of any state in which the shares of such Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to such Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

         In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from each Fund a fee computed daily and paid monthly at an annual rate equal to 0.10% of each of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

         For the fiscal years ended October 31, 1998, 1999 and 2000, Chase was paid or accrued the following administration fees and voluntarily waived the amounts in parentheses following such fees:

--------------------------------------------------------------------------------------------------------------------------------
                                                    FISCAL YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------------------------------------------------------
                                1998                       1999                      2000              FOR THE SIX MONTHS PERIOD
                                                                                                          ENDED APRIL 30, 2001
---------------------- ------------------------- ------------------------- ------------------------- ---------------------------
FUND                      PAID/        WAIVED       PAID/        WAIVED       PAID/        WAIVED       PAID/        WAIVED
                         ACCRUED                   ACCRUED                   ACCRUED                   ACCRUED
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
U.S. Treasury Income     74,429        --          82,260          --         74,741         --
Fund
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
Short-Term               51,831      (51,831)      52,879       (52,879)      50,165      (50,165)
Bond Fund II
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
Strategic Income Fund     N/A          N/A          5,902        (5,902)      24,996      (24,996)
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------



                               DISTRIBUTION PLANS

         The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes of shares of certain Funds as described in the Prospectuses, which provide such classes of such Funds shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in their respective Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of each Fund will be conducted generally by the J.P. Morgan Funds, and activities intended to promote one class of shares of a Fund may also benefit the Fund's other shares and other J.P. Morgan Funds.

         Class B and Class C Shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C Shares of up to 4.00% and 1.00%, respectively, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B Shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

         Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset values of Class A Shares, or 0.25% annualized of the average net asset value of the Class B Shares, or 0.75% annualized of the average net asset value of the Class C Shares, maintained in a Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C Shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B or Class C Shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by a Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C Shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B or Class C Shares in any one year will be accrued and paid by a Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B or Class C Shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C Shares. However, the Shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

         Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

         Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The continuance of each Distribution Plan was most recently approved on October 13, 1995. Each Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. Each Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to a particular Fund, by vote of a majority of the outstanding voting Shares of the class of such Fund to which it applies (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. Each of the Funds will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place. For the fiscal year ended October 31, 2000, the Distributor was paid or accrued the following Distribution Fees and voluntarily waived the amounts of such fees:

         For the three most recent fiscal years, the Distributor earned distribution fees and voluntarily waived the amount in parentheses as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                                    FISCAL YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------------------------------------------------------
                                1998                       1999                      2000              FOR THE SIX MONTHS PERIOD
                                                                                                          ENDED APRIL 30, 2001
---------------------- ------------------------- ------------------------- ------------------------- ---------------------------
FUND                      PAID/        WAIVED       PAID/        WAIVED       PAID/        WAIVED       PAID/        WAIVED
                         ACCRUED                   ACCRUED                   ACCRUED                   ACCRUED
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
U.S. Treasury
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------

                                      51



---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
Income Fund
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
    A Shares             167,143     (102,503)     179,154     (179,154)     149,007     (149,007)
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
    B Shares              86,788         --        122,585        --         113,347        --
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
Short-Term
Bond Fund II
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
    A Shares              40,617      (10,700)     57,561       (4,265)      49,412       (3,954)
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
    M Shares (a)           N/A          N/A         1,681         (246)      20,041       (2,598)
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
Strategic Income Fund
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
    A Shares (b)           N/A          N/A         3,536       (3,214)       5,918       (3,777)
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
    B Shares (b)           N/A          N/A        16,182      (14,373)      46,821      (13,907)
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
    C Shares (b)           N/A          N/A        11,917      (11,024)      21,142       (6,744)
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
    M Shares (c)           N/A          N/A          --           --         67,721         --
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------

     (a) Distribution fees and waivers are from the period July 1, 1999 (commencement of operations) through October 31, 1999.

     (b) Distribution fees and waivers are from the period November 30, 1998 (commencement of operations) through October 31, 1999.

     (c) Distribution fees and waivers are from the period October 28, 1999 (commencement of operations) through October 31, 1999.

         Expenses paid by the Distributor related to the distribution of Trust shares during the year ended October 31, 2000 were as follows:

------------------------------------------------------------- -----------------------------------------------------------
Advertising and sales literature                                                     $  340,447
------------------------------------------------------------- -----------------------------------------------------------
Printing, production and mailing of prospectuses and                                    137,970
shareholder reports to other than current Shareholders
------------------------------------------------------------- -----------------------------------------------------------
Compensation to dealers                                                               6,122,706
------------------------------------------------------------- -----------------------------------------------------------
Compensation to sales personnel                                                       5,595,536
------------------------------------------------------------- -----------------------------------------------------------
B Share financing charges                                                             8,232,922
------------------------------------------------------------- -----------------------------------------------------------
Equipment, supplies and other indirect distribution-related
expenses                                                                                 29,628
------------------------------------------------------------- -----------------------------------------------------------

         With respect to the Class B shares and Class C shares of the Funds, the Distribution Fee was paid to FEP Capital L.P. for acting as finance agent.



                             DISTRIBUTION AGREEMENT

         The Trust has entered into a Distribution Agreement dated _________ ___, 2001 (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Funds' exclusive underwriter and promotes and arranges for the sale of each class of Shares. The Distributor is a wholly-owned subsidiary of BISYS Fund Services, Inc. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of each Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith.

         The Distribution Agreement is currently in effect and will continue in effect with respect to each Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of such Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of each Fund on 60 days' written notice when authorized either by a majority vote of such Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

         In consideration of the sub-administration services provided by the Distributor pursuant to a prior Distribution and Sub-Administration Agreement, the Distributor received an annual fee, payable monthly, of 0.05% of the net assets of each Fund. However, the Distributor had voluntarily agreed to waive a portion of the fees payable to it under the Distribution and Sub-Administration Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1998, 1999 and 2000 the Distributor was paid or accrued the following sub-administration fees under the Distribution and Sub-Administration Agreement, and voluntarily waived the amounts in parentheses following such fees:

--------------------------------------------------------------------------------------------------------------------------------
                                                    FISCAL YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------------------------------------------------------
                                1998                       1999                      2000              FOR THE SIX MONTHS PERIOD
                                                                                                          ENDED APRIL 30, 2001
---------------------- ------------------------- ------------------------- ------------------------- ---------------------------
FUND                      PAID/        WAIVED       PAID/        WAIVED       PAID/        WAIVED       PAID/        WAIVED
                         ACCRUED                   ACCRUED                   ACCRUED                   ACCRUED
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
U.S. Treasury Income      37,214         --         44,130         --         37,371         --
Fund
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
Short-Term                25,916      (25,916)      26,439      (26,439)      25,082      (25,082)
Bond Fund II
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
Strategic Income           N/A          N/A          2,951       (2,951)      12,498      (12,498)
Fund (a)
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------

         (a) Sub-administration fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999.



           SHAREHOLDER SERVICING AGENTS, TRANSFER AGENT AND CUSTODIAN

         The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with each Shareholder Servicing Agent to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

         Each Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to each Fund on a month-to-month basis. For the fiscal years ended October 31, 1998, 1999 and 2000, fees payable to the Shareholder Servicing Agents (all of which currently are related parties) and the amounts voluntarily waived for each such period (as indicated in parentheses), were as follows:

--------------------------------------------------------------------------------------------------------------------------------
                                                    FISCAL YEAR ENDED OCTOBER 31,
--------------------------------------------------------------------------------------------------------------------------------
                                1998                       1999                      2000              FOR THE SIX MONTHS PERIOD
                                                                                                          ENDED APRIL 30, 2001
---------------------- ------------------------- ------------------------- ------------------------- ---------------------------
FUND                      PAID/        WAIVED       PAID/        WAIVED       PAID/        WAIVED       PAID/        WAIVED
                         ACCRUED                   ACCRUED                   ACCRUED                   ACCRUED
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
U.S. Treasury
Income Fund
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
    A Shares             157,143     (102,503)     178,944     (100,498)     149,103      (83,445)
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
    B Shares              28,929        --          41,705         --         37,751        --
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
Short-Term
Bond Fund II
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
    A Shares              40,617      (35,336)      57,561      (46,240)      49,412      (37,629)
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
    Institutional
    Shares                88,961      (76,738)      73,436      (58,891)      63,088      (42,130)
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
    M Shares (a)           N/A          N/A          1,201         --         10,947       (5,874)
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
Strategic Income Fund
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
    A Shares (b)           N/A          N/A          3,539       (3,539)       5,918       (5,918)
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
    B Shares (b)           N/A          N/A          5,093       (5,039)      15,607      (15,607)
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
    C Shares (b)           N/A          N/A          3,972       (3,972)       7,047       (7,047)
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
    Institutional          N/A          N/A          2,186       (2,186)          57          (57)
    Shares(b)
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------
    M Shares (c)           N/A          N/A           --           --         40,632        --
---------------------- ----------- ------------- ----------- ------------- ----------- ------------- ------------ --------------

         (a) Shareholder Servicing fees and waivers for 1999 are from the period July 1, 1999 (commencement of operations) through October 31, 1999.

         (b) Shareholder Servicing fees and waivers for 1999 are from the period November 30, 1998 (commencement of operations) through October 31, 1999.

         (c) Shareholder Servicing fees and waivers for 1999 are from the period October 28, 1999 (commencement of operations) through October 31, 1999.

         Shareholder servicing agents may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. Each Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. Certain Shareholder Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for their services as Shareholder Servicing Agents.

         For shareholders that bank with Chase, Chase may aggregate investments in the J.P. Morgan Funds with balances held in Chase bank accounts for purposes of determining eligibility for certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and other Shareholder Servicing Agents may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the J.P. Morgan Funds.

         Chase and/or the Distributor may from time to time, at their own expense out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by J.P. Morgan Chase and/or the Distributor.

         J.P. Morgan Chase and its affiliates and the J.P. Morgan Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

         The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

         Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of each Fund and receives such compensation as is from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and record keeping for the assets held in the portfolios of each Fund. Chase also provides fund accounting services for the income, expenses and shares outstanding for all Funds except Growth and Income Fund, Select Growth and Income Fund, Capital Growth Fund. Chase is located at 3 Metrotech Center,

Brooklyn, NY 11245. Investors Bank & Trust Company also provides fund accounting services for the income, expenses and shares outstanding for Growth and Income Fund, Select Growth and Income Fund and Capital Growth Fund. IBT is located at 200 Clarendon Street, 16 Floor, Boston, MA 02116.



                             INDEPENDENT ACCOUNTANTS

         The financial statements incorporated herein by reference from the Trust's Annual Reports to Shareholders for the fiscal year ended October 31, 2000, and the related financial highlights which appear in the Prospectuses, have been incorporated herein and included in the Prospectuses in reliance on the reports of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, independent accountants of the Funds, given on the authority of said firm as experts in accounting and auditing. PricewaterhouseCoopers LLP provides the Funds with audit services, tax return preparation and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.



                           CERTAIN REGULATORY MATTERS

         Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U.S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U.S. government obligations and municipal obligations. Chase and its affiliates may sell U.S. government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Funds' distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U.S. government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction my limit the amount or type of U.S. government obligations, municipal obligations or commercial paper available to be purchased by any Fund. Chase has informed the Funds that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Funds should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.



                                    EXPENSES

         Each Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include: investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Funds' custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Funds. Shareholder servicing and distribution fees are all allocated to specific classes of the Funds. In addition, the Funds may allocate transfer agency and certain other expenses by class. Service providers to a Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.

         Chase has agreed that it will reimburse the Funds noted below until the dates indicated to the extent necessary to maintain each Fund's total operating expenses (which exclude interest, taxes, extraordinary expenses and expenses related to the deferred compensation plan):

------------------------------- ------------------------------- -------------------------- -----------------------------
Short-Term Bond II
------------------------------- ------------------------------- -------------------------- -----------------------------
                                Institutional Class                                        9/7/02
------------------------------- ------------------------------- -------------------------- -----------------------------
                                Class A Shares                                             9/7/02
------------------------------- ------------------------------- -------------------------- -----------------------------
                                Class M Shares                                             9/7/02
------------------------------- ------------------------------- -------------------------- -----------------------------
Strategic Income Fund
------------------------------- ------------------------------- -------------------------- -----------------------------
                                Select Shares                                              9/7/02
------------------------------- ------------------------------- -------------------------- -----------------------------
                                Class A Shares                                             9/7/02
------------------------------- ------------------------------- -------------------------- -----------------------------
                                Class B Shares                                             9/7/02
------------------------------- ------------------------------- -------------------------- -----------------------------
                                Class C Shares                                             9/7/02
------------------------------- ------------------------------- -------------------------- -----------------------------
                                Class M Shares                                             9/7/02
------------------------------- ------------------------------- -------------------------- -----------------------------
U.S. Treasury Income Fund
------------------------------- ------------------------------- -------------------------- -----------------------------
                                Class A Shares                                             9/7/02
------------------------------- ------------------------------- -------------------------- -----------------------------
                                Class B Shares                                             9/7/02
------------------------------- ------------------------------- -------------------------- -----------------------------



                               GENERAL INFORMATION

              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

         Mutual Fund Group is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. The Trust currently consists of 18 series of shares of beneficial interest, par value $.001 per share. With respect to certain Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount all the series in a manner believed by management of the Trust to be fair and equitable. Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes cast by other Fund shareholders represented at the meeting in person or by proxy.

         Certain Funds offer Class A, Class B, Class C, Class M and Institutional Class Shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of a Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on Class A shares. The relative impact of initial sales charges, contingent deferred sales charges, and ongoing annual expenses will depend on the length of time a share is held.

         Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated
(i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.

         Stock certificates are issued only upon the written request of a shareholder, subject to the policies of the investor's Shareholder Servicing Agent, but the Trust will not issue a stock certificate with respect to shares that may be redeemed through expedited or automated procedures established by a Shareholder Servicing Agent. No certificates are issued for Class B shares due to their conversion feature. No certificates are issued for Institutional Shares.

         Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

         The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

         The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.



                                PRINCIPAL HOLDERS

         As of ___________________, the following owned recorder beneficially owned more than 5% of the outstanding shares of the Trust.



                              FINANCIAL STATEMENTS

         The 2000 Annual Report to Shareholders of each Fund, including the reports of independent accountants, financial highlights and financial statements for the fiscal year ended October 31, 2000 contained therein, are incorporated herein by reference.

APPENDIX A: DESCRIPTION OF CERTAIN OBLIGATIONSISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

         FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. government. These bonds are not guaranteed by the U.S. government.

         MARITIME ADMINISTRATION BONDS--are bonds issued and provided by the Department of Transportation of the U.S. government are guaranteed by the U.S. government.

         FNMA BONDS--are bonds guaranteed by the Federal National Mortgage Association. These bonds are not guaranteed by the U.S. government.

         FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. government and are guaranteed by the U.S. government.

         FHA INSURED NOTES--are bonds issued by the Farmers Home Administration of the U.S. government and are guaranteed by the U.S. government.

         GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration and therefore guaranteed by the U.S. government. As a consequence of the fees paid to GNMA and the issuer of GNMA Certificates, the coupon rate of interest of GNMA Certificates is lower than the interest paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates. The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures may result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee. As the prepayment rate of individual mortgage pools will vary widely, it is not possible to accurately predict the average life of a particular issue of GNMA Certificates. The yield which will be earned on GNMA Certificates may vary from their coupon rates for the following reasons: (i) Certificates may be issued at a premium or discount, rather than at par; (ii) Certificates may trade in the secondary market at a premium or discount after issuance; (iii) interest is earned and compounded monthly which has the effect of raising the effective yield earned on the Certificates; and (iv) the actual yield of each Certificate is affected by the prepayment of mortgages included in the mortgage pool underlying the Certificates. Principal which is so prepaid will be reinvested although possibly at a lower rate. In addition, prepayment of mortgages included in the mortgage pool underlying a GNMA Certificate purchased at a premium could result in a loss to a Fund. Due to the large amount of GNMA Certificates outstanding and active participation in the secondary market by securities dealers and investors, GNMA Certificates are highly liquid instruments. Prices of GNMA Certificates are readily available from securities dealers and depend on, among other things, the level of market rates, the Certificate's coupon rate and the prepayment experience of the pool of mortgages backing each Certificate. If agency securities are purchased at a premium above principal, the premium is not guaranteed by the issuing agency and a decline in the market value to par may result in a loss of the premium, which may be particularly likely in the event of a prepayment. When and if available, U.S. Government obligations may be purchased at a discount from face value.

         FHLMC CERTIFICATES AND FNMA CERTIFICATES--are mortgage-backed bonds issued by the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, respectively, and are guaranteed by the U.S. government.

         GSA PARTICIPATION CERTIFICATES--are participation certificates issued by the General Services Administration of the U.S. government and are guaranteed by the U.S. government.

         NEW COMMUNITIES DEBENTURES--are debentures issued in accordance with the provisions of Title IV of the Housing and Urban Development Act of 1968, as supplemented and extended by Title VII of the Housing and Urban Development Act of 1970, the payment of which is guaranteed by the U.S. Government.

         PUBLIC HOUSING BONDS--are bonds issued by public housing and urban renewal agencies in connection with programs administered by the Department of Housing and Urban Development of the U.S. Government, the payment of which is secured by the U.S. Government.

         PENN CENTRAL TRANSPORTATION CERTIFICATES--are certificates issued by Penn Central Transportation and guaranteed by the U.S. Government.

         SBA DEBENTURES--are debentures fully guaranteed as to principal and interest by the Small Business Administration of the U.S. Government.

         WASHINGTON METROPOLITAN AREA TRANSIT AUTHORITY BONDS--are bonds issued by the Washington Metropolitan Area Transit Authority. Some of the bonds issued prior to 1993 are guaranteed by the U.S. Government.

         FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation. These bonds are not guaranteed by the U.S. Government.

         FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association and are not guaranteed by the U.S. Government.

         D.C. ARMORY BOARD BONDS--are bonds issued by the District of Columbia Armory Board and are guaranteed by the U.S. Government.

         EXPORT-IMPORT BANK CERTIFICATES--are certificates of beneficial interest and participation certificates issued and guaranteed by the Export-Import Bank of the U.S. and are guaranteed by the U.S. Government.

         In the case of securities not backed by the "full faith and credit" of the U.S. Government, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the U.S. Government itself in the event the agency or instrumentality does not meet its commitments.

         Investments may also be made in obligations of U.S. Government agencies or instrumentalities other than those listed above.

                       APPENDIX B: DESCRIPTION OF RATINGS

         A description of the rating policies of Moody's, S&P and Fitch with respect to bonds and commercial paper appears below.



               MOODY'S INVESTORS SERVICE'S CORPORATE BOND RATINGS

         Aaa--Bonds which are rated "Aaa" are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         A--Bonds which are rated "A" possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa--Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance and other terms of the contract over any long period of time may be small.

         Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca--Bonds which are rated "Ca" represent obligations which are speculative in high degree.

         Such issues are often in default or have other marked shortcomings.

         C--Bonds which are rated "C" are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Moody's applies numerical modifiers "1", "2", and "3" to certain of its rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.



             STANDARD & POOR'S RATINGS GROUP CORPORATE BOND RATINGS

         AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

         AA--Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from "AAA" issues only in small degree.

         A--Bonds rated "A" have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

         BBB--Bonds rated "BBB" are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher rated categories.

         BB-B-CCC-CC-C--Bonds rated "BB", "B", "CCC", "CC" and "C" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CI--Bonds rated "CI" are income bonds on which no interest is being paid.

         D--Bonds rated "D" are in default. The "D" category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

         The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.



MOODY'S INVESTORS SERVICE'S COMMERCIAL PAPER RATINGS

         Prime-1--Issuers (or related supporting institutions) rated "Prime-1" have a superior ability for repayment of senior short-term debt obligations. "Prime-1" repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

         Prime-2--Issuers (or related supporting institutions) rated "Prime-2" have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Prime-3--Issuers (or related supporting institutions) rated "Prime-3" have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Not Prime--Issuers rated "Not Prime" do not fall within any of the Prime rating categories.



            STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATINGS

         A S&P commercial paper rating is current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded in several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. The four categories are as follows:

         A-1--This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation.

         A-2--Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

         A-3--Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

         B--Issues rated "B" are regarded as having only speculative capacity for timely payment.

         C--This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

         D--Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.



                               FITCH BOND RATINGS

         AAA--Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

         AA--Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

         A--Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

         BBB--Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

         Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.



                            FITCH SHORT-TERM RATINGS

         Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

         The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.



                   FITCH'S SHORT-TERM RATINGS ARE AS FOLLOWS:

         F-1+--Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

         F-1--Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

         F-2--Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

         F-3--Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

         LOC--The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

         Like higher rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

         After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Prospectus and in the Statement of Additional Information.

********************************************************************************
The information in this statement of additional information is not complete and may be changed. This statement of additional information and the accompanying prospectus are not an offer to sell these securities and we are not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
********************************************************************************


                                 JPMORGAN FUNDS

                                MUTUAL FUND GROUP

                       STATEMENT OF ADDITIONAL INFORMATION

                               SEPTEMBER ___, 2001

                   SUBJECT TO COMPLETION, DATED JULY 27, 2001




           JPMORGAN FLEMING TAX AWARE INTERNATIONAL OPPORTUNITIES FUND


                      522 FIFTH AVENUE, NEW YORK, NY 10036





THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT CONTAINS ADDITIONAL INFORMATION WHICH SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES DATED SEPTEMBER ___, 2001 FOR THE FUND LISTED ABOVE, AS SUPPLEMENTED FROM TIME TO TIME. THE PROSPECTUSES ARE AVAILABLE, WITHOUT CHARGE UPON REQUEST FROM J.P. MORGAN FUND DISTRIBUTORS, INC., ATTENTION: MUTUAL FUND GROUP, AT THE ABOVE-LISTED ADDRESS.

For more information about your account, simply call or write the JPMorgan Funds Service Center at:

                        1-800-521-5411 or 1-800-348-4782
                          JPMorgan Funds Service Center
                                 P.O. Box 419392
                              Kansas city, MO 64141

                                TABLE OF CONTENTS

                                                                       PAGE

GENERAL                                                                   1

INVESTMENT OBJECTIVE AND POLICIES                                         1

INVESTMENT RESTRICTIONS                                                  16

MANAGEMENT OF THE TRUST AND THE FUND                                     18

INVESTMENT ADVISER                                                       22

ADMINISTRATOR                                                            23

DISTRIBUTION PLANS                                                       24

DISTRIBUTOR                                                              25

FINANCIAL PROFESSIONALS                                                  27

SHAREHOLDER SERVICING AGENT, TRANSFER AGENT AND CUSTODIAN                27

INDEPENDENT ACCOUNTANTS                                                  29

EXPENSES                                                                 29

PURCHASES, REDEMPTIONS AND EXCHANGES                                     30

DIVIDENDS AND DISTRIBUTIONS                                              36

NET ASSET VALUE                                                          37

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION                          38

PERFORMANCE DATA                                                         40

MASSACHUSETTS BUSINESS TRUST                                             41

CODE OF ETHICS                                                           42

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES                     42

CERTAIN REGULATORY MATTERS                                               43

TAXES                                                                    44

ADDITIONAL INFORMATION                                                   48

APPENDIX A - DESCRIPTION OF SECURITY RATINGS                            A-1

                                     GENERAL

           This Statement of Additional Information relates only to the JPMorgan Fleming Tax Aware International Opportunities Fund (the "Fund"). The Fund is a series of Mutual Fund Group, an open-end management investment company organized as a Massachusetts business trust (the "Trust") on May 11, 1987. The Trustees of the Trust have authorized the issuance and sale of shares of five classes of the Fund (Institutional, Select, Class A, Class B and Class C Shares).

           This Statement of Additional Information provides additional information with respect to the Fund and should be read in conjunction with the Fund's current Prospectuses (the "Prospectuses"). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund's executive offices are located at 522 Fifth Avenue, New York, NY 10036.

           The Fund is advised by J.P. Morgan Investment Management Inc. ("JPMIM" or the "Adviser").

           Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by any bank. Shares of the Fund are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency. An investment in the Fund is subject to risk that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.



                        INVESTMENT OBJECTIVE AND POLICIES

                                     GENERAL

           The Prospectuses set forth the investment policies of the Fund. The following discussion supplements the information regarding the investment objective of the Fund and should be read in conjunction with the related sections of the Prospectuses.

           The Fund is designed for long-term investors who want to invest in an actively managed portfolio of common stocks and other equity securities of non-U. S. companies, including companies located in emerging markets. The Fund's investment objective is to provide high after-tax total return by investing in equity securities of foreign companies in developed and, to a lesser extent, emerging markets.

           The Fund seeks to achieve its investment objective by balancing investment considerations and tax consideration. The Fund also seeks to achieve returns primarily in the form of price appreciation (which is not subject to current tax until the Fund sells the appreciated security). In addition, the Fund seeks to minimize income distributions and distributions of realized short-term gains (taxed as ordinary income).

                         INVESTMENT PROCESS FOR THE FUND

           Stock selection: JPMIM's approximately 90 international equity analysts and 14 emerging markets equity analysts, each an industry and country specialist, forecast normalized earnings, dividend payouts and cash flows for roughly 1,200 non-U. S. companies, taking a long-term perspective rather than the short time frame common to consensus estimates. These forecasts are converted into comparable expected returns by a dividend discount model, and then companies are ranked from most to least attractive by industry. A diversified portfolio is constructed using disciplined buy and sell rules. The portfolio manager's objective is to concentrate the Fund's purchases in the stocks deemed most undervalued. Stocks generally become a candidate for sale when they fall into the bottom half of JPMIM's rankings. Where available, warrants and convertibles may be purchased instead of common stock if they are deemed a more attractive means of investing in an undervalued company.

           Currency management: JPMIM actively manages the currency exposure of the Fund's investments in developed countries, in conjunction with country and stock allocation, with the goal of protecting and possibly enhancing the Fund's return. JPMIM's currency decisions are supported by a proprietary tactical model which forecasts currency movements based on an analysis of four fundamental factors -- trade balance trends, purchasing power parity, real short-term interest differentials and real bond yields -- plus a technical factor designed to improve the timing of transactions. Combining the output of this model with a subjective assessment of economic, political and market factors, JPMIM's currency specialists recommend currency strategies that are implemented in conjunction with the Fund's investment strategy.

           Country allocation (developed countries): The Fund's country weightings primarily result from its stock selection decisions and may vary significantly from the Morgan Stanley Capital International (MSCI) All Country World Index Free Index (ex-U. S.), the Fund's benchmark.


              QUALITY AND DIVERSIFICATION REQUIREMENTS OF THE FUND

           The Fund intends to meet the diversification requirements of the 1940 Act. To meet these requirements, 75% of the assets of the Fund are subject to the following fundamental limitations: (1) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, except obligations of the U. S. Government, its agencies and instrumentalities and (2) the Fund may not own more than 10% of the outstanding voting securities of any one issuer. As for the other 25% of the Fund's assets not subject to the limitation described above, there is no limitation on investment of these assets under the 1940 Act, so that all of such assets may be invested in securities of any one issuer. Investments not subject to the limitations described above could involve an increased risk to the Fund should an issuer, or a state or its related entities, be unable to make interest or principal payments or should the market value of such securities decline.

           The Fund will also comply with the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. See "Taxes."

           The Fund may invest in convertible debt securities, for which there are no specific quality requirements. In addition, at the time the Fund invests in any commercial paper, bank obligation or repurchase agreement, the issuer must have outstanding debt rated A or higher by Moody's or Standard & Poor's, or the issuer's parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody's or A-1 by Standard & Poor's, or if no such ratings are available, the investment must be of comparable quality in JPMIM's opinion. At the time the Fund invests in any other short-term debt securities, they must be rated A or higher by Moody's or Standard & Poor's, or if unrated, the investment must be of comparable quality in JPMIM's opinion. See Appendix A for a discussion of these standards.

           In determining suitability of investment in a particular unrated security, JPMIM takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.


                            TAX MANAGEMENT TECHNIQUES

           The Fund uses JPMIM's proprietary tax sensitive optimization model which is designed to reduce, but not eliminate, the impact of capital gains taxes on shareholders' after tax total returns. The Fund will try to minimize the realization of net short-term and long-term capital gains by matching securities sold at a gain with those sold at a loss to the extent practicable. In addition, when selling a portfolio security, the Fund will generally select the highest cost basis shares of the security to reduce the amount of realized capital gains. Because the gain on securities that have been held for more than one year is subject to a lower federal income tax rate, these securities will generally be sold before securities held less than one year. The use of these tax management techniques will not necessarily reduce the Fund's portfolio turnover rate or prevent the Fund from selling securities to the extent warranted by shareholder transactions, actual or anticipated economic, market or issuer-specific developments or other investment considerations. However, the annual portfolio turnover rate of the Fund is generally not expected to exceed 100%.

           The various types of securities in which the Fund may invest are described below.


                               EQUITY INVESTMENTS

           The Fund invests primarily in Equity Securities consisting of exchange-traded, over-the-counter ("OTC") and unlisted common and preferred stocks. A discussion of the various types of equity investments, which may be purchased by the Fund, appears below. See also "Quality and Diversification Requirements."

           EQUITY SECURITIES. The Equity Securities in which the Fund may invest may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company's capital structure.

           The convertible securities in which the Fund may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

           The terms of any convertible security determine its ranking in a company's capital structure. In the case of subordinated convertible debentures, the holders' claims on assets and earnings are subordinated to the claims of other creditors and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holders' claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.


                              COMMON STOCK WARRANTS

           The Fund may invest in common stock warrants that entitle the holder to buy common stock from the issuer at a specific price (the strike price) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock.

           Warrants generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. A warrant will expire worthless if it is not exercised prior to the expiration date.


                               FOREIGN INVESTMENTS

           The Fund makes substantial investments in foreign countries. Investors should realize that the value of the Fund's investments in foreign securities may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or unfavorably affect the Fund's operations. Furthermore, the economies of individual foreign nations may differ from the U. S. economy, whether favorably or unfavorably, in areas such as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position; it may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with
U. S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Generally, investment in securities of foreign issuers involves somewhat different investment risks from those affecting securities of U. S. domestic issuers. There may be limited publicly available information with respect to foreign issuers, and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies.

           In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of domestic security exchanges. Accordingly, the Fund's foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of U. S. companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of U. S. issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, purchasers normally pay fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers located in foreign countries than in the United States.

           Foreign investments may be made directly in securities of foreign issuers or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") or other similar securities of foreign issuers. ADRs are securities, typically issued by a U. S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs include American Depositary Shares and New York Shares. EDRs are receipts issued by a European financial institution. GDRs, which are sometimes referred to as Continental Depositary Receipts ("CDRs"), are securities, typically issued by a non-U. S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.
S. or foreign issuer. ADRs, EDRs, GDRs and CDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt's underlying security.

           Holders of an unsponsored depositary receipt generally bear all costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

           Since investments in foreign securities may involve foreign currencies, the value of the Fund's assets as measured in U. S. dollars may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, including currency blockage. The Fund may enter into forward commitments for the purchase or sale of foreign currencies in connection with the settlement of foreign securities transactions or to manage the Fund's currency exposure related to foreign investments.

The Fund may also invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund's investments in such countries illiquid and more volatile than investments in more developed countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

           FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Fund buys and sells securities and receives interest and dividends in currencies other than the U. S. dollar, the Fund may enter from time to time into foreign currency exchange transactions. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies. The cost of the Fund's spot currency exchange transactions is generally the difference between the bid and offer spot rate of the currency being purchased or sold.

           A forward foreign currency exchange contract is an obligation by the Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are derivative instruments, as their value derives from the spot exchange rates of the currencies underlying the contracts. These contracts are entered into in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without commission. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

           The Fund may enter into forward foreign currency exchange contracts in connection with settlements of securities transactions and other anticipated payments or receipts. In addition, from time to time, JPMIM may reduce the Fund's foreign currency exposure by entering into forward foreign currency exchange contracts to sell a foreign currency in exchange for the U. S. dollar. The Fund may also enter into forward foreign currency exchange contracts to adjust their currency exposure relative to their benchmarks. Forward foreign currency exchange contracts may involve the purchase or sale of a foreign currency in exchange for U. S. dollars or may involve two foreign currencies.

           Although these transactions are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they limit any potential gain that might be realized should the value of the hedged currency increase. In addition, forward contracts that convert a foreign currency into another foreign currency will cause the Fund to assume the risk of fluctuations in the value of the currency purchased vis a vis the hedged currency and the U. S. dollar. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.


                            MONEY MARKET INSTRUMENTS

           Although the Fund intends, under normal circumstances and to the extent practicable, to be fully invested in equity securities, the Fund may invest in money market instruments to the extent consistent with its investment objective and policies. The Fund may invest in money market instruments to invest temporary cash balances, to maintain liquidity to meet redemptions or as a defensive measure during, or in anticipation of, adverse market conditions. A description of the various types of money market instruments that may be purchased by the Fund appears below. See "Quality and Diversification Requirements of the Fund."


                            U. S. TREASURY SECURITIES

           The Fund may invest in direct obligations of the U. S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States.


                     ADDITIONAL U. S. GOVERNMENT OBLIGATIONS

           The Fund may invest in obligations issued or guaranteed by U. S. Government agencies or instrumentalities. These obligations may or may not be backed by the "full faith and credit" of the United States. Securities which are backed by the full faith and credit of the United States include obligations of the Government National Mortgage Association, the Farmers Home Administration, and the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the federal agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Tennessee Valley Authority, the Federal Home Loan Mortgage Corporation, the Federal Home Loan Banks and the U. S. Postal Service, each of which has the right to borrow from the U. S. Treasury to meet its obligations; (ii) securities issued by the Federal National Mortgage Association, which are supported by the discretionary authority of the U. S. Government to purchase the agency's obligations; and
(iii) obligations of the Federal Farm Credit System and the Student Loan Marketing Association, each of whose obligations may be satisfied only by the individual credits of the issuing agency.


                         FOREIGN GOVERNMENT OBLIGATIONS

The Fund, subject to its investment policy, may also invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in the U. S. dollar or in another currency. See "Foreign Investments."


                                BANK OBLIGATIONS

           Unless otherwise noted below, the Fund may invest in negotiable certificates of deposit, time deposits and bankers' acceptances of (i) banks, savings and loan associations and savings banks which have more than $2 billion in total assets and are organized under the laws of the United States or any state, (ii) foreign branches of these banks or of foreign banks of equivalent size (Euros) and (iii) U. S. branches of foreign banks of equivalent size

(Yankees). The Fund will not invest in obligations for which JPMIM, or any of its affiliated persons, is the ultimate obligor or accepting bank. The Fund may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank).


                                COMMERCIAL PAPER

           The Fund may invest in commercial paper. Commercial paper is defined as short-term obligations with maturities generally between 2 to 270 days issued by banks, corporations, or other borrowers with temporary idle cash. A specific type of commercial paper that the Fund may invest in is known as master demand obligations. Master demand obligations are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed. Master demand obligations are governed by agreements between the issuer and Morgan Guaranty Trust Company of New York ("Morgan"), an affiliate acting as agent, for no additional fee. The monies loaned to the borrower come from accounts managed by Morgan or its affiliates, pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. Morgan, an affiliate of the Adviser, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Federal Reserve commercial paper composite rate, the rate on master demand obligations is subject to change. Repayment of a master demand obligation to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand, which is continuously monitored by Morgan. Since master demand obligations typically are not rated by credit rating agencies, the Fund may invest in such unrated obligations only if, at the time of investment, the obligation is determined by the Adviser to have a credit quality which satisfies the Fund's quality restrictions. See "Quality and Diversification Requirements." Although there is no secondary market for master demand obligations, such obligations are considered by the Fund to be liquid because they are payable upon demand. The Fund does not have any specific percentage limitation on investments in master demand obligations. It is possible that the issuer of a master demand obligation could be a client of Morgan to whom Morgan, an affiliate of JPMIM, in its capacity as a commercial bank, has made a loan.


                              REPURCHASE AGREEMENTS

           The Fund may enter into repurchase agreements with brokers, dealers or banks that meet the credit guidelines approved by JPMIM. In a repurchase agreement, the Fund buys a security from a seller that has agreed to repurchase the same security at a mutually agreed upon date and price. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. This interest rate is effective for the period of time the agreement is in effect and is not related to the coupon rate on the underlying security. A repurchase agreement may also be viewed as a fully collateralized loan of money by the Fund to the seller. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the Fund invest in repurchase agreements for more than thirteen months. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of thirteen months from the effective date of the repurchase agreement. The Fund will always receive securities as collateral whose market value is, and during the entire term of the agreement remains, at least equal to 100% of the dollar amount invested by the Fund in each agreement plus accrued interest, and the Fund will make payments for such securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. If the seller defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon disposal of the collateral by the Fund may be delayed or limited.


                    CORPORATE BONDS AND OTHER DEBT SECURITIES

           The Fund may invest in bonds and other debt securities of domestic and foreign issuers to the extent consistent with its investment objective and policies.


                             ASSET-BACKED SECURITIES

           Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables or other asset-backed securities collateralized by such assets. Payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the entities issuing the securities. The asset-backed securities in which the Fund may invest are subject to the Fund's overall credit requirements. However, asset-backed securities, in general, are subject to certain risks. Most of these risks are related to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, if the letter of credit is exhausted, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.


                        OPTIONS AND FUTURES TRANSACTIONS

           EXCHANGE TRADED AND OTC OPTIONS. All options purchased or sold by the Fund will be traded on a securities exchange or will be purchased or sold by securities dealers (OTC options) that meet creditworthiness standards approved by the Trustees. While exchange-traded options are obligations of the Options Clearing Corporation, in the case of OTC options, the Fund relies on the dealer from which it purchased the option to perform if the option is exercised. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it purchased the option to make or take delivery of the underlying securities. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

           Provided that the Fund has arrangements with certain qualified dealers who agree that the Fund may repurchase any option it writes for a maximum price to be calculated by a predetermined formula, the Fund may treat the underlying securities used to cover written OTC options as liquid. In these cases, the OTC option itself would only be considered illiquid to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

           FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may purchase or sell (write) futures contracts and may purchase and sell (write) put and call options, including put and call options on futures contracts. Futures contracts obligate the buyer to take and the seller to make delivery at a future date of a specified quantity of a financial instrument or an amount of cash based on the value of a securities index. Currently, futures contracts are available on various types of fixed income securities, including but not limited to U. S. Treasury bonds, notes and bills, Eurodollar certificates of deposit and on indexes of fixed income securities and indexes of equity securities.

           Unlike a futures contract, which requires the parties to buy and sell a security or make a cash settlement payment based on changes in a financial instrument or securities index on an agreed date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to exercise its option, the holder may close out the option position by entering into an offsetting transaction or may decide to let the option expire and forfeit the premium thereon. The purchaser of an option on a futures contract pays a premium for the option but makes no initial margin payments or daily payments of cash in the nature of "variation" margin payments to reflect the change in the value of the underlying contract, as does a purchaser or seller of a futures contract.

           The seller of an option on a futures contract receives the premium paid by the purchaser and may be required to pay initial margin. Amounts equal to the initial margin and any additional collateral required on any options on futures contracts sold by the Fund are paid by the Fund into a segregated account, in the name of the Futures Commission Merchant, as required by the 1940 Act and the SEC's interpretations thereunder.

           COMBINED POSITIONS. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

           CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized options and futures contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

           Options and futures contracts prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

           LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid market will exist for any particular option or futures contract at any particular time even if the contract is traded on an exchange. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts and may halt trading if a contract's price moves up or down more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Fund to enter into new positions or close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired. (See "Exchange Traded and OTC Options" above for a discussion of the liquidity of options not traded on an exchange.)

           POSITION LIMITS. Futures exchanges can limit the number of futures and options on futures contracts that can be held or controlled by an entity. If an adequate exemption cannot be obtained, the Fund or JPMIM may be required to reduce the size of its futures and options positions or may not be able to trade a certain futures or options contract in order to avoid exceeding such limits.

           ASSET COVERAGE FOR FUTURES CONTRACTS AND OPTIONS POSITIONS. Although the Fund will not be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

           In addition, the Fund will comply with guidelines established by the SEC with respect to coverage of options and futures contracts by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures contract or option is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


                         SWAPS AND RELATED SWAP PRODUCTS

           The Fund may engage in swap transactions, including, but not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as "swap transactions").

           The Fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible. The Fund will not sell interest rate caps, floors or collars if it does not own securities with coupons which provide the interest that the Fund may be required to pay.

Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated by reference to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a "basket" of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.

           The "notional amount" of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event the

Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by the Fund, payments by the parties will be exchanged on a "net basis," and the Fund will receive or pay, as the case may be, only the net amount of the two payments.

           The amount of the Fund's potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on the Fund's potential loss if it sells a cap or collar. If the Fund buys a cap, floor or collar, however, the Fund's potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.

           The use of swap transactions, caps, floors and collars involves investment techniques and risks, which are different from those, associated with portfolio security transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to the Fund or that the Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to the Fund.

           JPMIM will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

           The Fund will maintain cash or liquid assets in a segregated account with its custodian in an amount sufficient at all times to cover its current obligations under its swap transactions, caps, floors and collars. If the Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, or sells a cap, floor or collar, it will segregate assets with a daily value at least equal to the full amount of the Fund's accrued obligations under the agreement.

           The Fund will not enter into any swap transaction, cap, floor, or collar, unless the counterparty to the transaction is deemed creditworthy by JPMIM. If a counterparty defaults, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.

           The liquidity of swap transactions, caps, floors and collars will be as set forth in guidelines established by the Adviser and approved by the Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and
(5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the 15% restriction on investments in securities that are not readily marketable.

           During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, the Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

           The federal income tax treatment with respect to swap transactions, caps, floors, and collars may impose limitations on the extent to which the Fund may engage in such transactions.


                             ADDITIONAL INVESTMENTS

           WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase securities on a when-issued or delayed delivery basis. For example, delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The purchase price and the interest rate payable, if any, on the securities are fixed on the purchase commitment date or at the time the settlement date is fixed. The value of such securities is subject to market fluctuation and no interest accrues to the Fund until settlement takes place. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction and reflect the value each day of such securities in determining its net asset value. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, the Fund will maintain with the custodian a segregated account with liquid assets, consisting of cash or other liquid assets, in an amount at least equal to such commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other fund obligation, incur a gain or loss due to market fluctuation. Also, the Fund may be disadvantaged if the other party to the transaction defaults.

           INVESTMENT COMPANY SECURITIES. Securities of other investment companies may be acquired by the Fund to the extent permitted under the 1940 Act or any order pursuant thereto. These limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, provided however, that the Fund may invest all of its investable assets in an open-end investment company that has the same investment objective as the Fund. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees.

These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

           The Securities and Exchange Commission ("SEC") has granted the Fund an exemptive order permitting it to invest its uninvested cash in any of the following affiliated money market funds or their successors: JPMorgan Institutional Prime Money Market Fund, JPMorgan Institutional Tax Exempt Money Market Fund, JPMorgan Institutional Federal Money Market Fund and JPMorgan Institutional Treasury Money Market Fund. The order sets the following conditions: (1) the Fund may invest in one or more of the permitted money market funds up to an aggregate limit of 25% of its assets; and (2) JPMIM will waive and/or reimburse its advisory fee from the Fund in an amount sufficient to offset any doubling up of investment advisory and shareholder servicing fees.

           REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is also considered as the borrowing of money by the Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Fund to be magnified. The Funds will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Fund will not invest the proceeds of a reverse repurchase agreement for a period that exceeds the duration of the reverse repurchase agreement. The Fund will establish and maintain with the custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. All forms of borrowing (including reverse repurchase agreement) are limited in the aggregate and must not exceed 33 1/3% of the Fund's total assets. See "Investment Restrictions."

           LOANS OF PORTFOLIO SECURITIES. The Fund is permitted to lend its securities if such loans are secured continuously by cash or equivalent collateral or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, generally three business days after notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its respective shareholders. The Fund may pay reasonable finders' and custodial fees in connection with a loan. In addition, the Fund will consider all facts and circumstances before entering into such an agreement including the creditworthiness of the borrowing financial institution, and the Fund will not make any loans in excess of one year. The Fund will not lend its securities to any officer, Trustee, Member of the Advisory Board, Director, employee or other affiliate of the Fund, JPMIM or the Fund's distributor, unless otherwise permitted by applicable law. All forms of borrowing (including reverse repurchase agreement) are limited in the aggregate must not exceed 33 1/3% of the Fund's total assets.

           ILLIQUID INVESTMENTS; PRIVATELY PLACED AND OTHER UNREGISTERED SECURITIES. The Fund may not acquire any illiquid securities if, as a result thereof, more than 15% of its net assets would be in illiquid investments. Subject to this non-fundamental policy limitation, the Fund may acquire investments that are illiquid or have limited liquidity, such as private placements or investments that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and cannot be offered for public sale in the United States without first being registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by the Fund. The price the Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity.

           As to illiquid investments, these restricted holdings are subject to the risk that the Fund will not be able to sell them at a price the Fund deems representative of their value. If a restricted holding must be registered under the Securities Act of 1933, as amended (the "1933 Act"), before it may be sold, the Fund may be obligated to pay all or part of the registration expenses. Also, a considerable period may elapse between the time of the decision to sell and the time the Fund is permitted to sell a holding under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.


                                 RISK MANAGEMENT

           The Fund may employ non-hedging risk management techniques. Risk management strategies are used to keep the Fund fully invested and to reduce the transaction costs associated with cash flows into and out of the Fund. Examples of risk management strategies include synthetically altering a portfolio's exposure to the equity markets of particular countries by purchasing futures contracts on the stock indices of those countries to increase exposure to their equity markets. Such non-hedging risk management techniques are not speculative, but because they involve leverage include, as do all leveraged transactions, the possibility of losses as well as gains that are greater than if these techniques involved the purchase and sale of the securities themselves rather than their synthetic derivatives.


                               PORTFOLIO TURNOVER

           The Fund's portfolio turnover rate will not likely exceed 100%. A rate of 100% indicates that the equivalent of all of the Fund's assets have been sold and reinvested in a year. High portfolio turnover may result in the realization of substantial capital gain net income. To the extent that net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. See "Taxes."



                             INVESTMENT RESTRICTIONS

                              FUNDAMENTAL POLICIES

           The investment restrictions below have been adopted by the Trust with respect to the Fund. Except where otherwise noted, these investment restrictions are "fundamental" policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions below apply at the time of the purchase of securities.

            The Fund:

            1. May not make any investment inconsistent with the Fund's classification as a diversified investment company under the Investment Company Act of 1940.

            2. May not purchase any security which would cause the Fund to concentrate its investments in the securities of issuers primarily engaged in any particular industry except as permitted by the SEC;

            3. May not issue senior securities, except as permitted under the Investment Company Act of 1940 or any rule, order or interpretation thereunder;

            4. May not borrow money, except to the extent permitted by applicable law;

            5. May not underwrite securities of other issuers, except to the extent that the Fund, in disposing of portfolio securities, may be deemed an underwriter within the meaning of the 1933 Act;

            6. May not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may

                  (a) invest in securities or other instruments directly or indirectly secured by real estate, and

                  (b) invest in securities or other instruments issued by issuers that invest in real estate;

            7. May not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

            8. May make loans to other persons, in accordance with the Fund's investment objective and policies and to the extent permitted by applicable law.

                     NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

           The investment restrictions described below are not fundamental policies of the Fund and may be changed by its Trustees. These non-fundamental investment policies require that the Fund:

            (i) May not acquire any illiquid securities, such as repurchase agreements with more than seven days to maturity or fixed time deposits with a duration of over seven calendar days, if as a result thereof, more than 15% of the market value of the Fund's net assets would be in investments which are illiquid;

            (ii) May not purchase securities on margin, make short sales of securities, or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of when-issued or delayed delivery securities, or to short sales that are covered in accordance with SEC rules; and

            (iii) May not acquire securities of other investment companies, except as permitted by the 1940 Act or any order pursuant thereto.

           There will be no violation of any investment restriction if that restriction is complied with at the time the relevant action is taken notwithstanding a later change in market value of an investment, in net or total assets, in the securities rating of the investment, or any other later change.

           For purposes of fundamental investment restrictions regarding industry concentration, JPMIM may classify issuers by industry in accordance with classifications set forth in the DIRECTORY OF COMPANIES FILING ANNUAL REPORTS WITH THE SECURITIES AND EXCHANGE COMMISSION or other sources. In the absence of such classification or if JPMIM determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, JPMIM may classify an issuer accordingly. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.



                      MANAGEMENT OF THE TRUST AND THE FUND

                                    TRUSTEES

           The Trustees of the Trust are also the Trustees of each of the Funds, as defined below. Their names, principal occupations during the past five years, addresses and ages are set forth below:

           WILLIAM J. ARMSTRONG--Trustee; Retired; formerly Vice President and Treasurer Ingersoll-Rand Company (manufacturer of industrial supplies). Address: 287 Hampshire Ridge, Park Ridge, NJ 07656. Age 59.

           ROLAND R. EPPLEY, JR.--Trustee; Retired; formerly President and Chief Executive Officer, Eastern States Bankcard Association, Inc. (financial services) (1971-1988); Director, Janel Hydraulics, Inc.; formerly Director

\
           of The Hanover Funds, Inc. (open-end mutual funds). Address: 105 Conventry Place, Palm Beach Gardens, FL 33418. Age: 68.

           ANN MAYNARD GRAY--Trustee; Former President, Diversified Publishing Group and Vice President, Capital Cities/ABC, Inc. Ms. Gray is also a director of Duke Energy Corporation and Elan Corporation, plc (pharmaceuticals). Address: 1262 Rockrimmon Road, Stamford, CT 06903.
           Age: 55.

           MATTHEW HEALY--Trustee; Former Chief Executive Officer of the Trust through April 2001; Chairman, Pierpont Group (provides services to trustees of investment companies), since prior to 1993. Address: Pine Tree Country Club Estates, 10286 Saint Andrews Road, Boynton Beach, FL 33436. Age: 63.

           FERGUS REID, III--Chairman; Chairman and Chief Executive Officer, Lumelite Corporation (plastics manufacturing), since September 1985; Trustee, Morgan Stanley Funds. Address: 202 June Road, Stamford, CT 06903. Age: 68.

           JAMES J. SCHONBACHLER--Trustee; Retired; Prior to September, 1998, Managing Director, Bankers Trust Company and Group Head and Director, Bankers Trust A. G., Zurich and BT Brokerage Corp. (financial services). Address: 3711 Northwind Court, Jupiter, FL 33477. Age: 58.

           LEONARD M. SPAULDING--Trustee; Retired; formerly Chief Executive Officer of Chase Mutual Funds Corp.; formerly President and Chief Executive Officer of Vista Capital Management (investment management); and formerly Chief Investment Executive of The Chase Manhattan Private Bank (investment management). Address: 2025 Lincoln Park Road, Springfield, KY 40069. Age: 65.

           H. RICHARD VARTABEDIAN--Trustee; Former President of certain other trusts in the Fund Complex through April 2001; Investment Management Consultant; formerly, Senior Investment Officer, Division Executive of the Investment Management Division of The Chase Manhattan Bank, N. A., 1980-1991. Address: P. O. Box 296, Beach Road, Hendrick's Head, Southport, ME 04576. Age: 65.

           A majority of the disinterested Trustees have adopted written procedures reasonably appropriate to deal with potential conflicts of interest arising from the fact that the same individuals are Trustees of the Trust, each of the Funds, the J.P. Morgan Institutional Funds, J.P. Morgan Series Trust, J.P. Morgan Funds, Fleming Mutual Fund Group, Mutual Fund Trust, Mutual Fund Select Group, Mutual Fund Select Trust, Mutual Fund Annuity Trust, and Mutual Fund Investment Trust up to and including creating a separate board of trustees.

           Each Trustee is currently paid an annual fee of $____________ (adjusted as of __________ __, 2001) for serving as Trustee of the Fund and Trusts listed above. Each is reimbursed for expenses incurred in connection with service as a Trustee. The Trustees may hold various other directorships unrelated to these Funds.

           Trustee compensation expenses paid by the Trust for the calendar year ended December 31, 2000 are set forth below.

                                                                       PENSION OR
                                                                       RETIREMENT BENEFITS
                                              AGGREGATE TRUSTEE BY     ACCRUED AS PART OF     TOTAL COMPENSATION FROM "FUND
                                              THE TRUST DURING 2000    FUND EXPNESES**        COMPLEX" (1) DURING 2000
William J. Armstrong, Trustee                         $------          $ 41,781               $131,781(10)(3)
Roland R. Eppley, Jr., Trustee                        $------          $ 58,206               $149,206(10)(3)
Ann Maynard Gray, Trustee                               NA             NA                     $ 75,000(17)(3)
Matthew Healey, Trustee (2)                             NA             NA                     $ 75,000(17)(3)
Fergus Reid, III, Chairman*                           $------          $110,091               $312,841(10)(3)
James J. Schonbachler, Trustee                          NA             NA                     $ 75,000(17)(3)
Leonard M. Spalding, Jr., Trustee*                    $------          $ 35,335               $124,335(10)(3)
H. Richard Vartabedian, Trustee                       $------          $ 86,791               $221,141(10)(3)

*Mr. Reid is an "interested person" (as defined in the 1940 Act) of the Trust. Mr. Spaulding is deemed to be an "interested person" due to his ownership of equity securities of affiliates of J.P. Morgan Chase & Co. ("J.P. Morgan Chase").

**On February 22, 2001, the board of Trustees voted to terminate the Retirement Plan.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investment services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. The Fund Complex for which the nominees will serve includes 10 investment companies.

(2) Pierpont Group, Inc. paid Mr. Healey, in his role as Chairman of Pierpont Group, Inc., compensation in the amount of $200,000, contributed $25,500 to a defined contribution plan on his behalf and paid $18,400 in insurance premiums for his benefit.

(3) Total number of investment company boards served on within the Fund Complex.

           The Board of Trustees of the Trust met six times during the fiscal year ended October 31, 2000, and each of the Trustees attended at least 75% of the meetings of the Board and any committee on which he or she serves.

           The Board of Trustees of the Trust presently has an Audit Committee. During fiscal year ended October 31, 2000, the members of the Audit Committee were Messrs. Ten Haken (Chairman), Armstrong, Eppley, MacCallan and Thode. The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended October 31, 2000.

           The Board of Trustees of the Trust has a Nominating Committee. During the fiscal year ended October 31, 2000, the members of the Nominating Committee were Messrs. Armstrong, Blum, Cragin, Eppley, Harkins, MacCallan, McDavid, Neff, Ten Hanken, and Thode. The function of the Nominating Committee is to nominate trustees for the Board to consider. The Nominating Committee met one time during the fiscal year ended October 31, 2000.

           The Trustees have also instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Covered Funds, the whereby payment of the Trustee's fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are invested in shares of JP Morgan Funds selected by the Trustee. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death.

           Messrs. Ten Haken, Thode and Vartabedian each executed a deferred compensation agreement for the 2000 calendar year. Their total contributions for the calendar year were $39,800, $81,000 and $134,350, respectively.

                                    OFFICERS

           MARTIN R. DEAN--Treasurer. Associate Director, Accounting Services, BISYS Fund Services; formerly Senior Manager, KPMG Peat Marwick (1987-1994). Age: 38. Address: 3435 Stelzer Road, Columbus, OH 43219.

           LISA HURLEY--Secretary. Senior Vice President and General Counsel, BISYS Fund Services; formerly Counsel to Moore Capital Management and General Counsel to Global Asset Management and Northstar Investments Management. Age: 45. Address: 90 Park Avenue, New York, NY 10016.

           VICKY M. HAYES--Assistant Secretary. Vice President and Global Marketing Manager, Vista Fund Distributors, Inc.; formerly Assistant Vice President, Alliance Capital Management and held various positions with J. & W. Seligman & Co. Age: 38. Address: 1211 Avenue of the Americas, 41st Floor, New York, NY 10081.

           ALAINA METZ--Assistant Secretary. Chief Administrative Officer, BISYS Fund Services; formerly Supervisor, Blue Sky Department, Alliance Capital Management L.P. Age: 32. Address: 3435 Stelzer Road, Columbus, OH 43219.


           The Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices or with respect to any matter unless it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

           As of the date of this Statement of Additional Information, the officers and Trustees as a group owned less than 1% of the shares of the Fund.


                               INVESTMENT ADVISER

           The Fund has retained JPMIM as investment Adviser to provide investment advice and portfolio management services to the Fund, pursuant to an Investment Advisory Agreement. Subject to the supervision of the Fund's Trustees, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.

           The Investment Advisory Agreement provides that it will continue in effect for a period of two years after execution only if specifically approved thereafter annually in the same manner as the Distribution Agreement. See "Distributor" below. The Investment Advisory Agreement will terminate automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees, or by a vote of the holders of a majority of the Fund's outstanding voting securities, on 60 days' written notice to the Adviser and by the Adviser on 90 days' written notice to the Trust. See "Additional Information."

           The Adviser, a wholly owned subsidiary of J.P. Morgan Chase & Co. ("JPMorgan Chase") and a corporation organized under the laws of the State of Delaware, is a registered investment adviser under the Investment Advisers Act of 1940, as amended. The Adviser is located at 522 Fifth Avenue, New York, New York 10036.

           JPMorgan Chase, a bank holding company organized under the laws of the State of Delaware, was formed from the merger of J.P. Morgan & Co. Incorporated with and into The Chase Manhattan Corporation. JPMorgan Chase, together with its predecessors, has been in the banking and investment advisory business for over 100 years and today, through JPMIM and its other subsidiaries, offers a wide range of banking and investment management services to governmental, institutional, corporate and individual clients.

           The investment advisory services the Adviser provides to the Fund are not exclusive under the terms of the Investment Advisory Agreement. The Adviser is free to and does render similar investment advisory services to others. The Adviser also manages employee benefit funds of corporations, labor unions and state and local governments and the accounts of other institutional investors, including investment companies. Certain of the assets of employee benefit accounts under its management are invested in commingled pension trust funds for which Morgan serves as trustee. The accounts, which are managed or advised by the Adviser, have varying investment objectives and the Adviser invests assets of such accounts in investments substantially similar to, or the same as, those that are expected to constitute the principal investments of the Fund. Such accounts are supervised by officers and employees of the Adviser who may also be acting in similar capacities for the Fund.

           Sector weightings are generally similar to a benchmark with the emphasis on security selection as the method to achieve investment performance superior to the benchmark. The benchmark for the Fund is currently the Morgan Stanley Capital International (MSCI) All Country World Index Free (ex-U. S.).

           The Fund is managed by employees of the Adviser who, in acting for their customers, including the Fund, do not discuss their investment decisions with any personnel of JPMorgan Chase or any personnel of other divisions of the Adviser or with any of its affiliated persons, with the exception of certain other investment management affiliates of JPMorgan Chase which execute transactions on behalf of the Fund.

           As compensation for the services rendered and related expenses such as salaries of advisory personnel borne by the Adviser under the Investment Advisory Agreement, the Fund has agreed to pay the Adviser a fee, which is computed daily and may be paid monthly, equal to 0.85% of the average daily net assets of the Fund.



                                  ADMINISTRATOR

           Pursuant to an Administration Agreement (the "Administration Agreement"), The Chase Manhattan Bank ("Chase") is the administrator of the Fund. Chase provides certain administrative services to the Fund, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Fund's independent contractors and agents; preparation for signature by an officer of the Trust of all documents required to be filed by the Trust with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including nest asset value and yield; responding to shareholder inquiries; and arranging for the maintenance of books and records of the Fund and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. Chase in its capacity as administrator does not have any responsibility or authority for the management of the Fund, the determination of investment policy or for any matter pertaining to the distribution of the Fund's shares.

Under the Administration Agreement, Chase is permitted to render administrative services to others. The Administration Agreement will continue in effect from year to year with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees of the Trust or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Administration Agreement or "interested persons" (as defined in the 1940 Act). The Administration Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by Chase on 60 days' written notice, and will automatically terminate in the event of their "assignment" (as defined in the 1940 Act). The Administration Agreement also provides that neither Chase or its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in the administration of the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Administration Agreement.

           In addition, the Administration Agreement provides that, in the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, Chase shall reduce its administration fee (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by Chase shall be deducted from the monthly administration fee otherwise payable to Chase during such fiscal year, and if such amounts should exceed the monthly fee, Chase shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

           In consideration of the services provided by Chase pursuant to the Administration Agreement, Chase receives from the Fund a fee computed daily and paid monthly at an annual rate equal to 0.15% of the Fund's average daily net assets, on an annualized basis for the Fund's then-current fiscal year. Chase may voluntarily waive a portion of the fees payable to it with respect to each Fund on a month-to-month basis.

           Pursuant to the Administration Agreement, Chase may delegate a portion of its responsibilities to a Sub-Administrator. In consideration of the sub-administration services provided by a Sub-Administrator, the Sub-Administrator will receive an annual fee of 0.05% of the net assets of the Fund. This annual fee will be paid by Chase, not the Fund.



                               DISTRIBUTION PLANS

           The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") on behalf of certain classes or shares of the Fund as described in the Prospectuses, which provide that such classes of the Fund shall pay for distribution services a distribution fee (the "Distribution Fee"), including payments to the Distributor, at annual rates not to exceed the amounts set forth in the Prospectuses. The Distributor may use all or any portion of such Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. Promotional activities for the sale of each class of shares of the Fund will be conducted generally by the JPMorgan Funds, and activities intended to promote one class of shares of the Fund may also benefit the Fund's other shares and other JPMorgan Funds.

           Class A shares pay a Distribution Fee of up to 0.25% of average daily net assets.

           Class B and Class C shares pay a Distribution Fee of up to 0.75% of average daily net assets. The Distributor currently expects to pay sales commissions to a dealer at the time of sale of Class B and Class C shares of up to 4.00%, of the purchase price of the shares sold by such dealer. The Distributor will use its own funds (which may be borrowed or otherwise financed) to pay such amounts. Because the Distributor will receive a maximum Distribution Fee of 0.75% of average daily net assets with respect to Class B shares, it will take the Distributor several years to recoup the sales commissions paid to dealers and other sales expenses.

           Some payments under the Distribution Plans may be used to compensate broker-dealers with trail or maintenance commissions in an amount not to exceed 0.25% annualized of the average net asset value of Class A shares or 0.75% annualized of the average net asset value of the Class B or Class C shares maintained in the Fund by such broker-dealers' customers. Trail or maintenance commissions on Class B and Class C shares will be paid to broker-dealers beginning the 13th month following the purchase of such Class B and Class C shares. Since the distribution fees are not directly tied to expenses, the amount of distribution fees paid by the Fund during any year may be more or less than actual expenses incurred pursuant to the Distribution Plans. For this reason, this type of distribution fee arrangement is characterized by the staff of the Securities and Exchange Commission as being of the "compensation variety" (in contrast to "reimbursement" arrangements by which a distributor's payments are directly linked to its expenses). With respect to Class B and Class C shares, because of the 0.75% annual limitation on the compensation paid to the Distributor during a fiscal year, compensation relating to a large portion of the commissions attributable to sales of Class B and Class C shares in any one year will be accrued and paid by the Fund to the Distributor in fiscal years subsequent thereto. In determining whether to purchase Class B shares, investors should consider that compensation payments could continue until the Distributor has been fully reimbursed for the commissions paid on sales of Class B and Class C shares. However, the shares are not liable for any distribution expenses incurred in excess of the Distribution Fee paid.

           Each class of shares is entitled to exclusive voting rights with respect to matters concerning its Distribution Plan.

Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any agreement related to such Plan ("Qualified Trustees"). The Distribution Plans require that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plans. The Distribution Plans further provide that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plans may be terminated at any time by a vote of a majority of the Qualified Trustees or, with respect to the Fund, by vote of a majority of the outstanding voting Shares of the class of the Fund to which it applies (as defined in the 1940 Act). The Distribution Plans may not be amended to increase materially the amount of permitted expenses thereunder without the approval of shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees. The Fund will preserve copies of any plan, agreement or report made pursuant to a Distribution Plan for a period of not less than six years from the date of the Distribution Plan, and for the first two years such copies will be preserved in an easily accessible place.

                                   DISTRIBUTOR

           The Fund's distributor is J.P. Morgan Fund Distributors, Inc. ("JPMFD" or the "Distributor"). JPMFD is a subsidiary of The BISYS Group, Inc. and is unaffiliated with Chase.

           The Trust has entered into a Distribution Agreement (the "Distribution Agreement") with the Distributor, pursuant to which the Distributor acts as the Fund's exclusive underwriter and promotes and arranges for the sale of each class of Shares. The Distribution Agreement provides that the Distributor will bear the expenses of printing, distributing and filing prospectuses and statements of additional information and reports used for sales purposes, and of preparing and printing sales literature and advertisements not paid for by the Distribution Plan. The Trust pays for all of the expenses for qualification of the shares of the Fund for sale in connection with the public offering of such shares, and all legal expenses in connection therewith. Payments may also be used to compensate broker-dealers with trail or maintenance commissions at an annual rate of up to 0.25% of the average daily net asset value of Class A, Class B and Class C shares invested in the Fund by customers of these broker-dealers. Trail or maintenance commissions are paid to broker-dealers beginning the 13th month following the purchase of shares by their customers. Promotional activities for the sale of Class A, Class B and Class C shares will be conducted generally by the JPMorgan Funds, and activities intended to promote the Fund's Class A, Class B and Class C shares may also benefit the Fund's other shares and other JPMorgan Funds.

           JPMFD may provide promotional incentives to broker-dealers that meet specified sales targets for one or more JPMorgan Funds. These incentives may include gifts of up to $100 per person annually; an occasional meal, ticket to a sporting event or theater for entertainment for broker-dealers and their guests; and payment or reimbursement for travel expenses, including lodging and meals, in connection with attendance at training and educational meetings within and outside the U. S.

           JPMFD may from time to time, pursuant to objective criteria established by it, pay additional compensation to qualifying authorized broker-dealers for certain services or activities which are primarily intended to result in the sale of shares of the Fund. In some instances, such compensation may be offered only to certain broker-dealers who employ registered representatives who have sold or may sell significant amounts of shares of the Fund and/or other JPMorgan Funds during a specified period of time. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by JPMFD out of compensation retained by it from the Fund or other sources available to it.

           The Distribution Agreement is currently in effect and will continue in effect thereafter with respect to the Fund only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days' written notice when authorized either by a majority vote of the Fund's shareholders or by vote of a majority of the Board of Trustees of the Trust, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days' written notice, and will automatically terminate in the event of its "assignment" (as defined in the 1940 Act). The Distribution Agreement also provides that neither the Distributor nor its personnel shall be liable for any act or omission in the course of, or connected with, rendering services under the Distribution Agreement, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

           In the event the operating expenses of the Fund, including all investment advisory, administration and sub-administration fees, but excluding brokerage commissions and fees, taxes, interest and extraordinary expenses such as litigation, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Distributor shall reduce its sub-administration fee with respect to the Fund (which fee is described below) to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Distributor shall be deducted from the monthly sub-administration fee otherwise payable with respect to the Fund during such fiscal year; and if such amounts should exceed the monthly fee, the Distributor shall pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.



                             FINANCIAL PROFESSIONALS

           The services provided by financial professionals may include establishing and maintaining shareholder accounts, processing purchase and redemption transactions, arranging for bank wires, performing shareholder subaccounting, answering client inquiries regarding the Trust, assisting clients in changing dividend options, account designations and addresses, providing periodic statements showing the client's account balance and integrating these statements with those of other transactions and balances in the client's other accounts serviced by the financial professional, transmitting proxy statements, periodic reports, updated prospectuses and other communications to shareholders and, with respect to meetings of shareholders, collecting, tabulating and forwarding executed proxies and obtaining such other information and performing such other services as Morgan or the financial professional's clients may reasonably request and agree upon with the financial professional.

           Although there is no sales charge levied directly by the Fund, financial professionals may establish their own terms and conditions for providing their services and may charge investors a transaction-based or other fee for their services. Such charges may vary among financial professionals but in all cases will be retained by the financial professional and not be remitted to the Fund or JPMorgan Chase.

The Fund has authorized one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on a Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. These orders will be priced at the Fund's net asset value next calculated after they are so accepted.



            SHAREHOLDER SERVICING AGENT, TRANSFER AGENT AND CUSTODIAN

           The Trust has entered into a shareholder servicing agreement (a "Servicing Agreement") with Chase (the "Shareholder Servicing Agent") to provide certain services including but not limited to the following: answer customer inquiries regarding account status and history, the manner in which purchasers and redemptions of shares may be effected for the Fund as to which the Shareholder Servicing Agent is so acting and certain other matters pertaining to the Fund; assist shareholders in designating and changing dividend options, account designations and addresses; provide necessary personnel and facilities to establish and maintain shareholder accounts and records; assist in processing purchase and redemption transactions; arrange for the wiring of funds; transmit and receive funds in connection with customer orders to purchase or redeem shares; verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnish (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) quarterly and year-end statements and confirmations of purchases and redemptions; transmit, on behalf of the Fund, proxy statements, annual reports, updated prospectuses and other communications to shareholders of the Fund; receive, tabulate and transmit to the Fund proxies executed by shareholders with respect to meetings of shareholders of the Fund; and provide such other related services as the Fund or a shareholder may request. Shareholder servicing agents may be required to register pursuant to state securities law. Shareholder Servicing Agents may subcontract with other parties for the provision of shareholder support services.

           In consideration of the service provided by the Shareholder Servicing Agent pursuant to the Shareholder Servicing Agreement, the Shareholder Servicing Agent receives from the Fund a fee of 0.25% for the Select, Class A, Class B and Class C shares and a fee of 0.10% for the Institutional shares, expressed as a percentage of the average daily net asset values of Fund shares. The Shareholder Servicing Agent may voluntarily agree from time to time to waive a portion of the fees payable to it under its Servicing Agreement with respect to the Fund on a month-to-month basis.

           The Shareholder Servicing Agent may offer additional services to their customers, including specialized procedures and payment for the purchase and redemption of Fund shares, such as pre-authorized or systematic purchase and redemption programs, "sweep" programs, cash advances and redemption checks. The Shareholder Servicing Agent may establish its own terms and conditions, including limitations on the amounts of subsequent transactions, with respect to such services. The Shareholder Servicing Agent may (although it is not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees for its services as Shareholder Servicing Agent.

For shareholders that bank with Chase, Chase may aggregate investments in the JPMorgan Funds with balances held in Chase bank accounts for purposes of determining eligibility of certain bank privileges that are based on specified minimum balance requirements, such as reduced or no fees for certain banking services or preferred rates on loans and deposits. Chase and certain broker-dealers and the Shareholder Servicing Agent may, at their own expense, provide gifts, such as computer software packages, guides and books related to investment or additional Fund shares valued up to $250 to their customers that invest in the JPMorgan Funds.

           Chase and/or the Distributor may from time to time, at their own expenses out of compensation retained by them from the Fund or other sources available to them, make additional payments to certain selected dealers or other Shareholder Servicing Agents for performing administrative services for their customers. These services include maintaining account records, processing orders to purchase, redeem and exchange Fund shares and responding to certain customer inquiries. The amount of such compensation may be up to an additional 0.10% annually of the average net assets of the Fund attributable to shares if the Fund held by customers of such Shareholder Servicing Agents. Such compensation does not represent an additional expense to the Fund or its shareholders, since it will be paid by Chase and/or the Distributor.

           Chase and its affiliates and JPMorgan Funds, affiliates, agents and subagents may exchange among themselves and others certain information about shareholders and their accounts, including information used to offer investment products and insurance products to them, unless otherwise contractually prohibited.

           The Trust has also entered into a Transfer Agency Agreement with DST Systems, Inc. ("DST") pursuant to which DST acts as transfer agent for the Trust. DST's address is 210 West 10th Street, Kansas City, MO 64105.

           Pursuant to a Custodian Agreement, Chase acts as the custodian of the assets of the Fund and receives such compensation as if from time to time agreed upon by the Trust and Chase. As custodian, Chase provides oversight and services for the income, expenses and shares outstanding for the Fund. Chase is located at 1211 Avenue of the Americas, New York, NY 10036.



                             INDEPENDENT ACCOUNTANTS

           The independent accountants of the Trust and the Fund are PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036. PricewaterhouseCoopers LLP conducts an annual audit of the financial statements of the Fund, assists in the preparation and/or review of the Fund's federal and state income tax returns and consults with the Fund as to matters of accounting and federal and state income taxation.



                                    EXPENSES

           The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; the compensation of the Trustees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Fund's custodian for all services to the funds, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants, of legal counsel and of any transfer agent, registrar or dividend disbursing agent of the Trust; insurance premiums; and expenses of calculating the net asset value of, and the net income on, shares of the Fund. Shareholder servicing and distribution fees are all allocated to specific classes of the Fund. In addition, the Fund may allocate transfer agency and certain other expenses by class. Service providers to the Fund may, from time to time, voluntarily waive all or a portion of any fees to which they are entitled.



                      PURCHASES, REDEMPTIONS AND EXCHANGES

           The Fund has established certain procedures and restrictions, subject to change from time to time, for purchase, redemption, and exchange orders, including procedures for accepting telephone instructions and effecting automatic investments and redemptions. The Fund's Transfer Agent may defer acting on a shareholder's instructions until it has received them in proper form. In addition, the privileges described in the Prospectuses are not available until a completed and signed account application has been received by the Transfer Agent. Telephone transaction privileges are made available to shareholders automatically upon opening an account unless the privilege is declined in Section 6 of the Account Application. The Telephone Exchange Privilege is not available if you were issued certificates for shares that remain outstanding.

           An investor can buy shares in the Fund three ways: (i) through an investment representative; (ii) through the Fund's distributor by calling the JPMorgan Funds Service Center; or (iii) through the Systematic Investment Plan. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from any person claiming to be the shareholder, the Fund or its agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in his or their latest account application or other written request for services, including purchases, exchanging, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the Bank Account Registration section of the shareholder's latest account application or as otherwise properly specified to the Fund in writing.

           Subject to compliance with applicable regulations, the Fund has reserved the right to pay the redemption price of its Shares, either totally or partially, by a distribution in kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (approximately $250,000).

           Shareholders of other JPMorgan Funds may be entitled to exchange their shares for, or reinvest distributions from their funds in, shares of the Fund at net asset value.

           The Fund reserves the right to change any of these policies at any time and may reject any request to purchase shares at a reduced sales charge.

           REINSTATEMENT PRIVILEGE. Upon written request, Class A shareholders of the Fund have a one time privilege of reinstating their investment in the Fund at net asset value next determined subject to written request within 90 calendar days of the redemption. The reinstatement request must be accompanied by payment for the shares (not in excess of the redemption), and shares will be purchased at the next deter-mined net asset value. Class B or Class C shareholders who have redeemed their shares and paid a contingent deferred sales charge with such redemption may purchase Class A shares with no initial sales charge (in an amount not in excess of their redemption proceeds) if the purchase occurs within 90 days of the redemption of the Class B or Class C shares.

           EXCHANGE PRIVILEGE. Under the Exchange Privilege, shares may be exchanged for shares of another fund only if shares of the fund exchanged into are registered in the state where the exchange is to be made. Shares of the Fund may only be exchanged into another fund if the account registrations are identical. With respect to exchanges from any JPMorgan money market fund, shareholders must have acquired their shares in such money market fund by exchange from one of the JPMorgan non-money market funds or the exchange will be done at relative net asset value plus the appropriate sales charge. Any such exchange may create a gain or loss to be recognized for federal income tax purposes. Normally, shares of the fund to be acquired are purchased on the redemption date, but such purchase may be delayed by either fund for up to five business days if a fund determines that it would be disadvantaged by an immediate transfer of the proceeds.


                                 CLASS A SHARES

           The public offering price of Class A shares is the net asset value plus a sales charge that varies depending on the size of your purchase. The Fund receives the net asset value. The sales charge is allocated between your broker-dealer and the Fund's distributor as shown in the following table, except when the Fund's distributor, in its discretion, allocates the entire amount to your broker-dealer.

                                      SALES CHARGE AS A PERCENTAGE OF:

 AMOUNT OF TRANSACTION AT OFFERING             OFFERING PRICE       NET AMOUNT INVESTED         AMOUNT OF SALES CHARGE REALLOWED
                                                                                                  TO DEALERS AS A PERCENTAGE OF
               PRICE                                                                                     OFFERING PRICE
Less than 100,000                                   5.75                   6.10                               5.00
100,000 or greater, but less than 250,000           3.75                   3.90                               3.25
250,000 or greater, but less than 500,000           2.50                   2.56                               2.25
500,000 or greater, but less than 1,000,000         2.00                   2.04                               1.75

           There is no initial sales charge on purchases of Class A shares of $1 million or more.

           The Fund's distributor pays broker-dealers commissions on net sales of Class A shares of $1 million or more based on an investor's cumulative purchases. Such commissions are paid at the rate of 1.00% of the amount under $2.5 million, 0.75% of the next $7.5 million, 0.50% of the next $40 million and

0.20% thereafter. The Fund's distributor may withhold payments with respect to short-term investments.

           At times the Fund's distributor may reallow up to the entire sales charge to certain broker-dealers. In those instances, broker-dealers selling Class A shares of the Fund may be deemed to be underwriters under the 1933 Act.

           Investors in Class A shares may qualify for reduced initial sales charges by signing a statement of intention (the "Statement"). This enables the investor to aggregate purchases of Class A shares in the Fund with purchases of Class A shares of any other Fund in the Trust (or if the Fund has only one class, shares of the Fund), excluding shares of any JPMorgan money market fund, during a 13-month period. The sales charge is based on the total amount to be invested in Class A shares during the 13-month period. All Class A or other qualifying shares of the Fund currently owned by the investor will be credited as purchases (at their current offering prices on the date the Statement is signed) toward completion of the Statement. A 90-day back-dating period can be used to include earlier purchases at the investor's cost. The 13-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Statement. A shareholder must notify the Transfer Agent or Distributor whenever a purchase is being made pursuant to a Statement.

           The Statement is not a binding obligation on the investor to purchase the full amount indicated; however, on the initial purchase, if required (or subsequent purchases if necessary), 5% of the dollar amount specified in the Statement will be held in escrow by the Transfer Agent in Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) registered in the shareholder's name in order to assure payment of the proper sales charge. If total purchases pursuant to the Statement (less any dispositions and exclusive of any distributions on such shares automatically reinvested) are less than the amount specified, the investor will be requested to remit to the Transfer Agent an amount equal to the difference between the sales charge paid and the sales charge applicable to the aggregate purchases actually made. If not remitted within 20 days after written request, an appropriate number of escrowed shares will be redeemed in order to realize the difference. This privilege is subject to modification or discontinuance at any time with respect to all shares purchased thereunder. Reinvested dividend and capital gain distributions are not counted toward satisfying the Statement. Class A shares of the Fund may also be purchased by any person at a reduced initial sales charge which is determined by (a) aggregating the dollar amount of the new purchase and the greater of the purchaser's total (i) net asset value or
(ii) cost of any shares acquired and still held in the Fund, or any other JPMorgan fund excluding any JPMorgan money market fund, and (b) applying the initial sales charge applicable to such aggregate dollar value (the "Cumulative Quantity Discount"). The privilege of the Cumulative Quality Discount is subject to modification or discontinuance at any time with respect to all Class A shares (or if a Fund has only one class and is subject to an initial sales charge, shares of such Fund) purchased thereafter.

           An individual who is a member of a qualified group (as hereinafter defined) may also purchase Class A shares of the Fund (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) at the reduced sales charge applicable to the group taken as a whole. The reduced initial sales charge is based upon the aggregate dollar value of Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) previously purchased and still owned by the group plus the securities currently being purchased and is determined as stated in the preceding paragraph. In order to obtain such discount, the purchaser or investment dealer must provide the Transfer Agent with sufficient information, including the purchaser's total cost, at the time of purchase to permit verification that the purchaser qualifies for a cumulative quantity discount, and confirmation of the order is subject to such verification. Information concerning the current initial sales charge applicable to a group may be obtained by contacting the Transfer Agent.

           A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) at a discount and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund). A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, must agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to the Distributor, and must seek to arrange for payroll deduction or other bulk transmission of investments in the Fund. This privilege is subject to modification or discontinuance at any time with respect to all Class A shares (or if the Fund has only one class and is subject to an initial sales charge, shares of the Fund) purchased thereafter.

           Some participant-directed employee benefit plans participate in a "multi-fund" program which offers both JPMorgan and non-JPMorgan mutual funds. With Board of Trustee approval, the money that is invested in JPMorgan Funds may be combined with the other mutual funds in the same program when determining the plan's eligibility to buy Class A shares without a sales charge. These investments will also be included for purposes of the discount privileges and programs described above.

           No initial sales charge will apply to the purchase of the Fund's Class A shares if (i) one is investing proceeds from a qualified retirement plan where a portion of the plan was invested in the JPMorgan Funds, (ii) one is investing through any qualified retirement plan with 50 or more participants or
(iii) the investor is a participant in certain qualified retirement plans and is investing (or reinvesting) the proceeds from the repayment of a plan loan made to him or her.

           The Fund may sell Class A shares at net asset value without an initial sales charge to the current and retired Trustees (and their immediate families), current and retired employees (and their immediate families) of Chase, the Fund's distributor and transfer agent or any affiliates or subsidiaries thereof, registered representatives and other employees (and their immediate families) of broker-dealers having selected dealer agreements with the Fund's distributor, employees (and their immediate families) of financial institutions having selected dealer agreements with the Fund's distributor (or otherwise having an arrangement with a broker-dealer or financial institution with respect to sales of JPMorgan Fund shares), financial institutions trust departments investing an aggregate of $1 million or more in the JPMorgan Funds and clients of certain administrators of tax-qualified plans when proceeds from repayments of loans to participants are invested (or reinvested) in the JPMorgan Funds.

           Purchases of the Fund's Class A shares may be made with no initial sales charge through an investment adviser or financial planner that charges a fee for its services. Purchases of the Fund's Class A shares may be made with no initial sales charge (i) by an investment adviser, broker or financial planner, provided arrangements are pre-approved and purchases are placed through an omnibus account with the Fund or (ii) by clients of such investment adviser or financial planner who place trades for their own accounts, if such accounts are linked to a master account of such investment adviser or financial planner on the books and records of the broker or agent. Such purchases may also be made for retirement and deferred compensation plans and trusts used to fund those plans.

           Investors may incur a fee if they effect transactions through a broker or agent.

           Purchases of the Fund's Class A shares may be made with no initial sales charge in accounts opened by a bank, trust company or thrift institution which is acting as a fiduciary exercising investment discretion, provided that appropriate notification of such fiduciary relationship is reported at the time of the investment to the Fund, the Fund's distributor or the JPMorgan Funds Service Center.

           Shareholders of record of any JPMorgan fund as of November 30, 1990 and certain immediate family members may purchase the Fund's Class A shares with no initial sales charge for as long as they continue to own Class A shares of any JPMorgan fund, provided there is no change in account registration.

           The Fund may sell Class A shares at net asset value without an initial sales charge in connection with the acquisition by the Fund of assets of an investment company or personal holding company.


                                 CLASS B SHARES

           Class B Shares in the Fund have a contingent deferred sales charge. Purchasers do not pay any charge when they buy Class B Shares in the Fund, but they may have to pay a charge when Class B Shares are sold, depending on how long such shares have been owned at the time of the sale. The deferred sales charge for the Fund decreases the longer a shareholder holds his or her shares and disappears altogether after a certain number of years. In addition, Class B Shares automatically convert to Class A Shares after a certain number of years. However, the Fund calculates the deferred sales charge and the holding period differently, depending on when the shareholder acquired its Class B Shares.

           Class B Shares will have the contingent deferred sales charge set forh in the table below.

             YEARS HELD                       CONTINGENT DEFERRED SALES CHARGE
                 1                                           5%
                 2                                           4%
                 3                                           3%
                 4                                           3%
                 5                                           2%
                 6                                           1%
                 7                                          None
                 8                                          None
                 9                               Convert to Class A Shares

           The Class B Shares will cease to have a contingent deferred sales charge six years after a purchase. Those shares will convert to Class A Shares nine years after a purchase.

           The Trust calculates the deferred sales charge from the month a shareholder purchases his or her shares. When a shareholder redeems Class B Shares, the Trust always sells the shares with the lowest deferred sales charge first.

           Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

           The Fund's distributor pays broker-dealers a commission of 4.00% of the offering price on sales of Class B shares. The distributor keeps the entire amount of any contingent deferred sales charge the investor pays.

           The contingent deferred sales charge for Class B shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and, (vi) an involuntary redemption of an account balance under $500. Up to 12% of the value of Class B shares subject to a systematic withdrawal plan may also be redeemed each year without a contingent deferred sales charge, provided that the Class B account had a minimum balance of $20,000 at the time the systematic withdrawal plan was established.

If any exchanges of Class B shares occur while the Class B exchange shares are still subject to a contingent deferred sales charge, the holding period for the shares exchanged will be counted toward the time the Class B shares are subject to a contingent deferred sales charge. At the time of the conversion the net asset value per share of the Class A shares may be higher or lower than the net asset value per share of the Class B shares; as a result, depending on the relative net asset values per share, a shareholder may receive fewer or more Class A shares than the number of Class B shares converted.


                                 CLASS C SHARES

           Class C Shares in the Fund have a contingent deferred sales charge. Purchasers do not pay any charge when they buy Class C Shares in the Fund, but they may have to pay a charge when Class C Shares are sold, depending on how long such shares have been owned at the time of the sale. The deferred sales charge for Class C shares is 1%, and disappears after 1 year. Class C shares do not automatically convert to Class A Shares.

           The Trust calculates the deferred sales charge from the month a shareholder purchases his or her shares. When a shareholder redeems Class C

Shares, the Trust always sells the shares with the lowest deferred sales charge first.

           Shares acquired by reinvestment distribution can be sold without a deferred sales charge.

           The contingent deferred sales charge for Class C shares will be waived for certain exchanges and for redemptions in connection with the Fund's systematic withdrawal plan, subject to the conditions described in the Prospectuses. In addition, subject to confirmation of a shareholder's status, the contingent deferred sales charge will be waived for: (i) a total or partial redemption made within one year of the shareholder's death or initial qualification for Social Security disability payments; (ii) a redemption in connection with a Minimum Required Distribution from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code or a mandatory distribution from a qualified plan; (iii) redemptions made from an IRA, Keogh or custodial account under section 403(b) of the Internal Revenue Code through an established Systematic Redemption Plan; (iv) a redemption resulting from an over-contribution to an IRA; (v) distributions from a qualified plan upon retirement; and, (vi) an involuntary redemption of an account balance under $500.

           If any exchanges of Class C shares occur while the exchanged shares are still subject to a contingent deferred sales charge, the holding period for the shares exchanged will be counted toward the time the shares are subject to a contingent deferred sales charge.

           The Fund may require signature guarantees for changes that shareholders request be made in the Fund records with respect to their accounts, including but not limited to, changes in bank accounts, for any written requests for additional account services made after a shareholder has submitted an initial account application to the Fund, and in certain of the circumstances described in the Prospectuses. The Fund may also refuse to accept or carry out any transaction that does not satisfy any restrictions then in effect. A signature guarantee may be obtained from a bank, trust company, broker-dealer or other member of a national securities exchange. Please note that a notary public cannot provide a signature guarantee.



                           DIVIDENDS AND DISTRIBUTIONS

           The Fund declares and pays dividends and distributions as described under "Dividends and Distributions" in the Prospectuses.

           Dividends and capital gains distributions paid by the Fund are automatically reinvested in additional shares of the Fund unless the shareholder has elected to have them paid in cash. Dividends and distributions to be paid in cash are credited to the shareholder's account at Morgan or at his financial professional or, in the case of certain Morgan customers, are mailed by check in accordance with the customer's instructions. The Funds reserve the right to discontinue, alter or limit the automatic reinvestment privilege at any time.

           If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.



                                 NET ASSET VALUE

           The Fund computes its net asset value once daily on Monday through Friday at the time in the Prospectuses. The net asset value will not be computed on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund may also close for purchases and redemptions at such other times as may be determined by the Board of Trustees to the extent permitted by applicable law. The days on which net asset value is determined are the Fund's business days.

           The value of investments listed on a domestic or foreign securities exchange, including National Association of Securities Dealers Automated Quotations ("NASDAQ") is based on the last sale prices on the exchange on which the security is principally traded (the "primary exchange"). If there has been no sale on the primary exchange on the valuation date, and the spread between bid and asked quotations on the primary exchange is less than or equal to 10% of the bid price for the security, the security shall be valued at the average of the closing bid and asked quotations on the primary exchange, except under certain circumstances, when the average of the closing bid and asked price is less than the last sales price of the foreign local shares, the security shall be valued at the last sales price of the local shares. Under all other circumstances (e.g. there is no last sale on the primary exchange, there are no bid and asked quotations on the primary exchange, or the spread between bid and asked quotations is greater than 10% of the bid price), the value of the security shall be the last sale price on the primary exchange up to ten days prior to the valuation date unless, in the judgment of the portfolio manager, material events or conditions since such last sale necessitate fair valuation of the security. With respect to securities otherwise traded in the over-the-counter market, the value shall be equal to the quoted bid price. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. For purposes of calculating net asset value all assets and liabilities initially expressed in foreign currencies will be converted into U. S. dollars at the prevailing currency exchange rate on the valuation date.

           Options on stock indexes traded on national securities exchanges are valued at the close of options trading on such exchanges which is currently 4:10 p.m., Eastern Standard Time. Stock index futures and related options, which are traded on commodities exchanges, are valued at their last sales price as of the close of such commodities exchanges which is currently 4:15 p.m., Eastern Standard Time. Options and futures traded on foreign exchanges are valued at the last sale price available prior to the calculation of the Fund's net asset value. Securities or other assets for which market quotations are not readily available (including certain restricted and illiquid securities) are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Trustees. Such procedures include the use of independent pricing services which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired by the Fund was more than 60 days, unless this is determined not to represent fair value by the Trustees.

           Trading in securities on most foreign markets is normally completed before the close of trading in U. S. markets and may also take place on days on which the U. S. markets are closed. If events materially affecting the value of securities occur between the time when the market in which they are traded closes and the time when the Fund's net asset value is calculated, such securities will be valued at fair value in accordance with procedures established by and under the general supervision of the Trustees.



                 PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

           Specific decisions to purchase or sell securities for the Fund are made by a portfolio manager who is an employee of the adviser to the Fund and who is appointed and supervised by senior officers of the adviser. Changes in the Fund's investments are reviewed by the Board of Trustees of the Trust. The portfolio managers may serve other clients of the advisers in a similar capacity.

           The frequency of the Fund's portfolio transactions--the portfolio turnover rate--will vary from year to year depending upon market conditions. Because a high turnover rate may increase the Fund's transaction costs and the possibility of taxable short-term gains, as well as make it more difficult for the Fund to qualify as a registered investment company under federal tax law. Therefore, the advisers will weigh the added costs of short-term investment against anticipated gains. The Fund will engage in portfolio trading if its advisers believe a transaction, net of costs (including custodian charges), will help it achieve its investment objective.

           Because the Fund is new, there exists no portfolio turnover criteria for the Fund.

           Under the advisory agreement, the adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Fund. In assessing the best overall terms available for any transaction, the adviser considers all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the adviser or sub-advisers, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. The adviser is not required to obtain the lowest commission or the best net price for the Fund on any particular transaction, and is not required to execute any order in a fashion either preferential to the Fund relative to other accounts it manages or otherwise materially adverse to such other accounts.

           Debt securities are traded principally in the over-the-counter market through dealers acting on their own account and not as brokers. In the case of securities traded in the over-the-counter market (where no stated commissions are paid but the prices include a dealer's markup or markdown), the adviser to the Fund normally seeks to deal directly with the primary market makers unless, in its opinion, best execution is available elsewhere. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to the adviser on the tender of the Fund's portfolio securities in so-called tender or exchange offers. Such soliciting dealer fees are in effect recaptured for the Fund by the adviser. At present, no other recapture arrangements are in effect.

           Under the advisory agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services to the adviser, the Fund and/or other accounts for which it exercises investment discretion an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if it determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their overall responsibilities to accounts over which it exercises investment discretion. Not all of such services are useful or of value in advising the Fund. The adviser reports to the Board of Trustees regarding overall commissions paid by the Fund and its reasonableness in relation to the benefits to the Fund. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

The management fees that the Fund pays to the adviser will not be reduced as a consequence of the adviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid by an amount that cannot be presently determined. Such services generally would be useful and of value to the adviser in serving one or more of its other clients and, conversely, such services obtained by the placement of brokerage business of other clients generally would be useful to the adviser in carrying out its obligations to the Fund. While such services are not expected to reduce the expenses of the adviser, they would, through use of the services, avoid the additional expenses that would be incurred if they should attempt to develop comparable information through their own staffs.

           In certain instances, there may be securities that are suitable for the Funds as well as one or more of the adviser's other clients. Investment decisions for the Fund and for other clients are made with a view to achieving their respective investment objectives. It may develop that the same investment decision is made for more than one client or that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When the Fund and other clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. However, it is believed that the ability of the Fund to participate in volume transactions will generally produce better executions for the Fund.

           Because the Fund is new, there exists no historical brokerage commission data to report.

           No portfolio transactions are executed with the adviser or a Shareholder Servicing Agent, or with any affiliate of the adviser or a Shareholder Servicing Agent, acting either as principal or as broker.



                                PERFORMANCE DATA

           GENERAL. From time to time, the Fund may use hypothetical investment examples and performance information in advertisements, shareholder reports or other communications to shareholders. Performance is calculated separately for each class of shares. Because such performance information is based on past investment results, it should not be considered as an indication or representation of the performance of any classes of the Fund in the future. From time to time, the performance and yield of classes of the Fund may be quoted and compared to those of other mutual funds with similar investment objectives, unmanaged investment accounts, including savings accounts, or other similar products and to stock or other relevant indices or to rankings prepared by independent services which monitor the performance of mutual funds, including the benchmark indicated under "Investment Adviser" above or data from Lipper Analytical Services, Inc., Micropal, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.

           From time to time, the fund may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: (1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions;
(4) descriptions of past or anticipated portfolio holdings for one or more of the funds; (5) descriptions of investment strategies for one or more of the funds; (6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the funds; (7) comparisons of investment products (including the funds) with relevant markets or industry indices or other appropriate benchmarks; (8) discussions of fund rankings or ratings by recognized rating organizations; and (9) discussions of various statistical methods quantifying the fund's volatility relative to its benchmark or to past performance, including risk adjusted measures. The fund may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the funds.

           TOTAL RETURN QUOTATIONS. As required by regulations of the SEC, the average annual total return of the Funds for a period is computed by assuming a hypothetical initial payment of $1,000. It is then assumed that all of the dividends and distributions by the Fund over the period are reinvested. It is then assumed that at the end of the period, the entire amount is redeemed. The annualized total return is then calculated by determining the annual rate required for the initial payment to grow to the amount which would have been received upon redemption.

           Aggregate total returns, reflecting the cumulative percentage change over a measuring period, may also be calculated.

           TOTAL RATE OF RETURN. The Fund's or class' total rate of return for any period will be calculated by (a) dividing (i) the sum of the net asset value per share on the last day of the period and the net asset value per share on the last day of the period of shares purchasable with dividends and capital gains declared during such period with respect to a share held at the beginning of such period and with respect to shares purchased with such dividends and capital gains distributions, by (ii) the public offering price per share on the first day of such period, and (b) subtracting 1 from the result. Any annualized total rate of return quotation will be calculated by (x) adding 1 to the period total rate of return quotation as calculated above, (y) raising such sum to a power which is equal to 365 divided by the number of days in such period, and (z) subtracting 1 from the result.

           The Fund may also from time to time include in advertisements or other communications a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return.

           YIELD QUOTATIONS. Any current "yield" quotation for a class of shares shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a thirty calendar day period and shall be calculated by (a) raising to the sixth power the sum of 1 plus the quotient obtained by dividing the Fund's net investment income earned during the period by the product of the average daily number of shares out-standing during the period that were entitled to receive dividends and the maximum offering price per share on the last day of the period, (b) subtracting 1 from the result, and
(c) multiplying the result by 2.



                          MASSACHUSETTS BUSINESS TRUST

           Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust's Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

           The Trust's Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.



                                 CODE OF ETHICS

           The Board of Trustees has adopted a code of ethics addressing personal securities transactions by investment personnel and access persons and other related matters. The code has been designated to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the code are generally permitted to engage in personal securities transactions, subject to certain prohibitions, pre-clearance requirements and blackout periods.



              DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

           Mutual Fund Group is an open-end, non-diversified management investment company organized as Massachusetts business trust under the laws of the Commonwealth of Massachusetts in 1987. The Trust consists of multiple series of shares of beneficial interest, par value $.001 per share. With respect to certain Funds, the Trust may offer more than one class of shares. The Trust has reserved the right to create and issue additional series or classes. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class. Expenses of the Trust which are not attributable to a specific series or class are allocated amount pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable, except as set forth below. Shareholders are entitled to one vote for each whole share held, and each fractional share shall be entitled to a proportionate fractional vote, except that Trust shares held in the treasury of the Trust shall not be voted. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular class, such as the approval of distribution plans for a particular class. With respect to shares purchased through a Shareholder Servicing Agent and, in the event written proxy instructions are not received by a Fund or its designated agent prior to a shareholder meeting at which a proxy is to be voted and the shareholder does not attend the meeting in person, the Shareholder Servicing Agent for such shareholder will be authorized pursuant to an applicable agreement with the shareholder to vote the shareholder's outstanding shares in the same proportion as the votes case by other Fund shareholders represented at the meeting in person or by proxy.

           The Fund offers Select Class, Class A, Class B, Class C and Institutional shares. The classes of shares have several different attributes relating to sales charges and expenses, as described herein and in the Prospectuses. In addition to such differences, expenses borne by each class of the Fund may differ slightly because of the allocation of other class-specific expenses. For example, a higher transfer agency fee may be imposed on Class B shares than on class A shares. The relative impact of initial sales charges, contingent deferred sales charges and ongoing annual expenses will depend on the length of time a share is held.

           Selected dealers and financial consultants may receive different levels of compensation for selling one particular class of shares rather than another.

           The business and affairs of the Trust are managed under the general direction and supervision of the Trust's Board of Trustees. The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have, in certain circumstances, the right to remove one or more Trustees without a meeting. No material amendment may be made to the Trust's Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each series affected by the amendment. The Trust's Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a Shareholder Servicing Agent may vote any shares as to which such Shareholder Servicing Agent is the agent of record and which are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that series or class otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any shares so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for purposes of quorum requirements. Shares have no preemptive or conversion rights. Shares, when issued, are fully paid and non-assessable, except as set forth below. Any series or class may be terminated
(i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two thirds of its outstanding shares, except that if the Board of Trustees recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series' or class' outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board of Trustees by written notice to the series' or class' shareholders. Unless each series and class is so terminated, the Trust will continue indefinitely.



                           CERTAIN REGULATORY MATTERS

           Chase and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of the Fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. Chase and its affiliates deal, trade and invest for their own accounts in U. S. government obligations, municipal obligations and commercial paper and are among the leading dealers of various types of U. S. Government obligations and municipal obligations. Chase and its affiliates may sell U. S. Government obligations and municipal obligations to, and purchase them from, other investment companies sponsored by the Fund's distributor or affiliates of the distributor. Chase will not invest any Fund assets in any U. S. Government obligations, municipal obligations or commercial paper purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which Chase or an affiliate is a non-principal member. This restriction my limit the amount or type of U. S. Government obligations, municipal obligations or commercial paper available to be purchased by the Fund. Chase has informed the Fund that in making its investment decision, it does not obtain or use material inside information in the possession of any other division or department of Chase, including the division that performs services for the Trust as custodian, or in the possession of any affiliate of Chase. Shareholders of the Fund should be aware that, subject to applicable legal or regulatory restrictions, Chase and its affiliates may exchange among themselves certain information about the shareholder and his account. Transactions with affiliated broker-dealers will only be executed on an agency basis in accordance with applicable federal regulations.



                                      TAXES

           The following discussion of tax consequences is based on U. S. federal tax laws in effect on the date of this Statement of Additional Information. These laws and regulations are subject to change by legislative or administrative action, possibly on a retroactive basis.

           The Fund intends to qualify and remain qualified as a regulated investment company under Subchapter M of the Code. As a regulated investment company, the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock, securities or foreign currency and other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currency; and (b) diversify its holdings so that, at the end of each fiscal quarter of its taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash, cash items, U. S. Government securities, investments in other regulated investment companies, and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets, and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U. S. Government securities or securities of other regulated investment companies) of any one issuer or two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses.

           As a regulated investment company, the Fund (as opposed to its shareholders) will not be subject to federal income taxes on the portion of its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders, provided that at least 90% of its net investment income for the taxable year is distributed in accordance with the Code's timing requirements.

           Under the Code, the Fund will be subject to a 4% excise tax on a portion of its undistributed taxable income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

           For federal income tax purposes, dividends that are declared by the Fund in October, November or December as of a record date in such month and actually paid in January of the following year will be treated as if they were paid on December 31 of the year declared. Therefore, such dividends generally will be taxable to a shareholder in the year declared rather than the year paid.

           Distributions of net investment income (including certain foreign currency gains and net short-term capital gain in excess of net long-term capital loss) are generally taxable to shareholders of the Fund as ordinary income whether such distributions are taken in cash or reinvested in additional shares. If dividend payments exceed income earned by the Fund, the excess will be considered a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below. The Fund intends to pay dividends in such a manner so as to minimize the possibility of a return of capital.

           Distributions of net capital gain are taxable to shareholders of the Fund as long-term capital gain, regardless of whether such distributions are taken in cash or reinvested in additional shares and regardless of how long a shareholder has held shares in the Fund. In general, long-term capital gain of an individual shareholder will be subject to a maximum rate of tax of 20% (or 18% for capital assets held for more than five years and whose holding periods begin after December 31, 2000).

           Gains or losses on sales of portfolio securities will generally be treated as long-term capital gains or losses if the securities have been held for more than one year except in certain cases where, if applicable, a put is acquired or a call option is written thereon or the straddle rules described below are otherwise applicable. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund will subtract the premium received from its cost basis in the securities purchased.

           Any distribution of net investment income or net capital gain will have the effect of reducing the net asset value of Fund shares held by a shareholder by the same amount as the distribution. If the net asset value of the shares is reduced below a shareholder's cost as a result of such a distribution, the distribution, although constituting a return of capital to the shareholder, will be taxable as described above. Investors should thus consider the consequences of purchasing shares in the Fund shortly before the Fund declares a sizable dividend distribution.

           Any gain or loss realized on the sale, redemption or exchange of Fund shares by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the sale, redemption or exchange of shares in the Fund held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares (or undistributed capital gains credited with respect to such shares). In addition, no loss will be allowed on the sale, redemption or exchange of shares of the Fund, if within a period beginning
30 days before the date of such sale, redemption or exchange and ending 30 days after such date, the shareholder acquires (such as through dividend reinvestment) securities that are substantially identical to shares of the Fund. Investors are urged to consult their tax Advisers concerning the limitations on the deductibility of capital losses.

           Under the Code, gains or losses attributable to disposition of foreign currency or to certain foreign currency contracts, or to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities, are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on the disposition of debt securities held by the Fund, if any, denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates are also treated as ordinary income or loss.

           Forward currency contracts, options and futures contracts entered into by the Fund may create "straddles" for U. S. federal income tax purposes and this may affect the character, amount and timing of gains or losses realized by the Fund on forward currency contracts, options and futures contracts or on the underlying securities.

           Certain options, futures and foreign currency contracts held by the Fund at the end of each taxable year will be required to be "marked to market" for federal income tax purposes - i.e., treated as having been sold at market value. For options and futures contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss regardless of how long the Fund has held such options or futures. However, gain or loss recognized on certain foreign currency contracts will be treated as ordinary income or loss.

           The Fund invests in Equity Securities of foreign issuers. If the Fund purchases shares in certain foreign corporations (referred to as passive foreign investment companies ("PFICs") under the Code), the Fund may be subject to federal income tax on a portion of any "excess distribution" from such foreign corporation, including any gain from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions. If the Fund were to invest in a PFIC and elected to treat the PFIC as a qualified electing fund (a "QEF") in lieu of the foregoing requirements, the Fund would be required to include each year in its income and distribute to shareholders in accordance with the distribution requirements set forth above, a pro rata portion of the QEF's ordinary earnings and net capital gain, whether or not distributed to the Fund.

           Alternatively, the Fund will be permitted to "mark to market" any marketable stock held by it in a PFIC. If the Fund made such an election, the Fund would include in income each year an amount equal to the excess, if any, of the fair market value of the PFIC stock as of the close of the taxable year over the adjusted basis of such stock at that time. The Fund would be allowed a deduction for the excess, if any, of the adjusted basis of the PFIC stock over its fair market value as of the close of the taxable year, but only to the extent of any net mark-to-market gains with respect to the stock included by the Fund for prior taxable years.

           If a correct and certified taxpayer identification number is not on file, the Fund is required, subject to certain exemptions, to withhold 31% of certain payments made to non-corporate shareholders.

           FOREIGN SHAREHOLDERS. Dividends of net investment income to a shareholder who, as to the United States, is a nonresident alien individual, fiduciary of a foreign trust or estate, foreign corporation or foreign partnership (a "foreign shareholder") will be subject to U. S. withholding tax at the rate of 30% (or lower treaty rate) unless the dividends are effectively connected with a U. S. trade or business of the shareholder, in which case the dividends will be subject to tax on a net income basis at the graduated rates applicable to U. S. individuals or domestic corporations. Capital gain dividends paid to foreign shareholders will generally not be subject to U. S. tax unless the dividends are effectively connected with the shareholder's trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder was present in the United States for more than 182 days during the taxable year and certain other conditions are met.

           In the case of a non-corporate foreign shareholder, the Fund may be required to withhold U. S. federal income tax as "backup withholding" at the rate of 31% from distributions that otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless IRS Form W-8BEN (or any successor form) is provided. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U. S. federal gift tax, but the value of shares of the Fund held by such a shareholder at his or her death will be includible in his or her gross estate for U. S. federal estate tax purposes.

           FOREIGN TAXES. It is expected that the Fund may be subject to foreign withholding taxes or other foreign taxes with respect to income (possibly including, in some cases, capital gains) received from sources within foreign countries. So long as more than 50% in value of the total assets of the Fund at the close of any taxable year consists of stock or securities of foreign corporations, the Fund may elect to treat any foreign income taxes paid by it as paid directly by its shareholders. The Fund will make such an election only if it deems it to be in the best interest of its shareholders. The Fund will notify its shareholders in writing each year if it makes the election and of the amount of foreign income taxes, if any, to be treated as paid by the shareholders and the amount of foreign taxes, if any, for which shareholders of the Fund will not be eligible to claim a foreign tax credit because the holding period requirements (described below) have not been satisfied. If the Fund makes the election, each shareholder will be required to include in his income (in addition to the dividends and distributions he receives) his proportionate share of the amount of foreign income taxes paid by the Fund and will be entitled to claim either a credit (subject to the limitations discussed below) or, if he itemizes deductions, a deduction for his share of such foreign income taxes in computing his federal income tax liability. (No deduction will be permitted in computing an individual's alternative minimum tax liability.) However, shareholders of the Fund will not be eligible to claim a foreign tax credit with respect to taxes paid by the Fund (notwithstanding that the Fund elects to treat the foreign taxes paid by it as paid directly by its shareholders) unless certain holding period requirements are met. A foreign shareholder may be subject to U. S. withholding tax on the income resulting from the election described in this paragraph, but may not be able to claim a credit or deduction against such U. S. tax for the foreign taxes treated as having been paid by such shareholder. A tax-exempt shareholder will not ordinarily benefit from this election. Shareholders who choose to utilize a credit (rather than a deduction) for foreign taxes will be subject to the limitation that the credit may not exceed the shareholder's U. S. tax (determined without regard to the availability of the credit) attributable to his or her total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source net investment income will be treated as foreign source income. The Fund's gains and losses from the sale of securities will generally be treated as derived from U. S. sources, however, and certain foreign currency gains and losses likewise will be treated as derived from U. S. sources. The limitation on the foreign tax credit is applied separately to separate categories of income. In addition, the foreign tax credit is allowed to offset only 90% of the alternative minimum tax imposed on corporations and individuals. Because of these limitations, if the election is made, shareholders may nevertheless be unable to claim a credit for the full amount of their proportionate shares of the foreign income taxes paid by the Fund. Individual shareholders of the Fund with $300 or less of creditable foreign taxes ($600 in the case of an individual shareholder filing jointly) may elect to be exempt from the foreign tax credit limitation rules described above (other than the 90% limitation applicable for purposes of the alternative minimum tax), provided that all of such individual shareholder's foreign source income is "qualified passive income" (which generally includes interest, dividends, rents, royalties and certain other types of income) and further provided that all of such foreign source income is shown on one or more payee statements furnished to the shareholder. Shareholders making this election will not be permitted to carry over any excess foreign taxes to or from a tax year to which such an election applies.

           STATE AND LOCAL TAXES. Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, the treatment of the Fund and its shareholders in those states which have income tax laws might differ from treatment under the federal income tax laws. Shareholders should consult their own tax Advisers with respect to any state or local taxes.

           OTHER TAXATION. The Trust is organized as a Massachusetts business trust and, under current law, neither the Trust nor the Fund is liable for any income or franchise tax in The Commonwealth of Massachusetts, provided that each Fund continues to qualify as a regulated investment company under Subchapter M of the Code.



                             ADDITIONAL INFORMATION

           As used in this Statement of Additional Information and the Prospectuses, the term "majority of the outstanding voting securities" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's outstanding shares are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

           Telephone calls to the Fund, JPMorgan Chase or a Financial Professional as shareholder servicing agent may be tape recorded. With respect to the securities offered hereby, this Statement of Additional Information and the Prospectuses do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act and the 1940 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The registration statements including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

           Statements contained in this Statement of Additional Information and the Prospectuses concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the applicable Registration Statements. Each such statement is qualified in all respects by such reference.

           No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in the Prospectuses and this Statement of Additional Information, in connection with the offer contained therein and, if given or made, such other information or representations must not be relied upon as having been authorized by any of the Trust, the Fund or the Distributor. The Prospectuses and this Statement of Additional Information do not constitute an offer by the Fund or by the Distributor to sell or solicit any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund or the Distributor to make such offer in such jurisdictions.

                  APPENDIX A - DESCRIPTION OF SECURITY RATINGS


                                STANDARD & POOR'S

                          CORPORATE AND MUNICIPAL BONDS

           AAA - Debt rated AAA have the highest ratings assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

           AA - Debt rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

           A - Debt rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

           BBB - Debt rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher rated categories.

           BB - Debt rated BB are regarded as having less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

           B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

           CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

           CC - An obligation rated CC is currently highly vulnerable to nonpayment.

           C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.


                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

           A -- Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety.

           A-1 -- This designation indicates that the degree of safety regarding timely payment is very strong.


                           SHORT-TERM TAX-EXEMPT NOTES

           SP-1 -- The short-term tax-exempt note rating of SP-1 is the highest rating assigned by Standard & Poor's and has a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a "plus" (+) designation.

           SP-2 - The short-term tax-exempt note rating of SP-2 has a satisfactory capacity to pay principal and interest.


                                     MOODY'S

                          CORPORATE AND MUNICIPAL BONDS

           Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

           A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

           Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

           Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

           Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

           C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


                     COMMERCIAL PAPER, INCLUDING TAX EXEMPT

           Prime-1 - Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

           -   Leading market positions in well established industries.

           -   High rates of return on funds employed.

           - Conservative capitalization structures with moderate reliance on debt and ample asset protection.

           - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

           - Well established access to a range of financial markets and assured sources of alternate liquidity.


                           SHORT-TERM TAX EXEMPT NOTES

           MIG-1 - The short-term tax-exempt note rating MIG-1 is the highest rating assigned by Moody's for notes judged to be the best quality. Notes with this rating enjoy strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

           MIG-2 - MIG-2 rated notes are of high quality but with margins of protection not as large as MIG-1.

PART C

                                MUTUAL FUND GROUP
                            PART C. OTHER INFORMATION

ITEM 23.  Exhibits

EXHIBIT
NUMBER

1(a)    Declaration of Trust, as amended. (1)

1(b)    Certificate of Amendment to Declaration of Trust dated
        December 14, 1995.(6)

1(c)    Certificate of Amendment to Declaration of Trust dated
        October 19, 1995.(6)

1(d)    Certificate of Amendment to Declaration of Trust dated
        July 25, 1993. (6)

1(e)    Certificate of Amendment to Declaration of Trust dated
        November 1997. (10)

1(f)    Certificate of Amendment to Declaration of Trust dated
        June 5, 1998. (12)

2       By-laws, as amended. (1)

3       None.

4       Form of Investment Advisory Agreement. (14)

5       Form of Distribution and Sub-Administration Agreement. (6)

6(a)    Retirement Plan for Eligible Trustees. (6)

6(b)    Deferred Compensation Plan for Eligible Trustees. (6)

7       Form of Custodian Agreement. (1)

8(a)    Form of Transfer Agency Agreement. (1)

8(b)    Form of Shareholder Servicing Agreement. (6)

8(c)    Form of Administration Agreement. (6)

9       None.

10      None.

11      Consent of Independent Accountants, filed herewith.

12      Form of Purchase Agreement. (15)

13(a)   Rule 12b-1 Distribution Plan of Mutual Funds including Selected Dealer
Agreement and Shareholder Service Agreement. (1)

13(b)    Rule 12b-1 Distribution Plan - Class B Shares (including forms of
Selected Dealer Agreement and Shareholder Servicing Agreement). (6)

13(c)   Form of Rule 12b-1 Distribution Plan - Class C Shares (including forms of Shareholder Servicing Agreements). (9)

14      Form of Rule 18f-3 Multi-Class Plan. (6)

15      Code of Ethics. (15)

(99)(a) Powers of Attorney for: William J. Armstrong, Roland R. Eppley, Jr., Ann Maynard Gray, Matthew Healey, Fergus Reid, III, James J. Schonbachler, Leonard M. Spalding and H. Richard Vartabedian, filed herewith.

--------------------------

(1) Filed as an exhibit to Amendment No. 6 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on March 23, 1990.

(2) Filed as an exhibit to Amendment No. 15 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) as filed with the Securities and Exchange Commission on October 30, 1992.

(3) Filed as an Exhibit to Amendment No. 26 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on June 30, 1994.

(4) Filed as an Exhibit to Amendment No. 27 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on October 3, 1994.

(5) Filed as an Exhibit to Amendment No. 31 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on November 13, 1995.

(6) Filed as an Exhibit to Amendment No. 32 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on December 28, 1995.

(7) Filed as an Exhibit to Amendment No. 42 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) on February 28, 1997.

(8) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A of Mutual Fund Trust (File No. 33-75250) as filed with the Securities and Exchange Commission on September 6, 1996.

(9) Filed as an Exhibit to Amendment No. 45 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) filed on October 28, 1997.

(10) Filed as an Exhibit to Amendment No. 46 to the Registration Statement on Form N-1A of the Registrant (File No. 33-14196) filed on December 1, 1997.

(11) Filed as an Exhibit to Amendment No. 50 to the Registration Statement on Form N-1A on February 27, 1998.

(12) Filed as an Exhibit to Amendment No. 53 to the Registration Statement on Form N-1A on June 29, 1998.

(13) Filed as an Exhibit to Amendment No. 71 to the Registration Statement on Form N-1A on February 28, 2001.

(14) Filed as an Exhibit to Amendment No. 72 to the Registration Statement on Form N-1A on March 9, 2001.

(15) Filed as an Exhibit to Amendment No. 74 to the Registration Statement on Form N-1A on April 20, 2001.

ITEM 24. Persons Controlled by or Under Common Control with Registrant Not applicable

ITEM 25.   Indemnification

           Reference is hereby made to Article V of the Registrant's Declaration of Trust.

           The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser, administrator and distributor are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

           Under the terms of the Registrant's Declaration of Trust, the Registrant may indemnify any person who was or is a Trustee, officer or employee of the Registrant to the maximum extent permitted by law; provided, however, that any such indemnification (unless ordered by a court) shall be made by the Registrant only as authorized in the specific case upon a determination that indemnification of such persons is proper in the circumstances. Such determination shall be made (i) by the Trustees, by a majority vote of a quorum which consists of Trustees who are neither in Section 2(a)(19) of the Investment Company Act of 1940, nor parties to the proceeding, or (ii) if the required quorum is not obtainable or, if a quorum of such Trustees so directs, by independent legal counsel in a written opinion. No indemnification will be provided by the Registrant to any Trustee or officer of the Registrant for any liability to the Registrant or shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

           Insofar as the conditional advancing of indemnification monies for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds that amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and

Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26.  Business and Other Connections of Investment Adviser

           The business of J.P. Morgan is summarized in the Prospectuses constituting Part A of this Registration Statement, which are incorporated herein by reference. The business or other connections of each director and officer of J. P. Morgan is currently listed in the investment advisor registration on Form ADV for J.P. Morgan (File No. 801-21011).

ITEM 27.  Principal Underwriters

           (a) J.P. Morgan Fund Distributors, Inc., a wholly-owned subsidiary of The BISYS Group, Inc., is the underwriter for the Registrant.

         J.P. Morgan Fund Distributors, Inc. acts as principal underwriters for the following investment companies:

Fleming Mutual Fund Group, Inc.
J.P. Morgan Funds
J.P. Morgan Institutional Funds
J.P. Morgan Series Trust
Mutual Fund Group
Mutual Fund Investment Trust
Mutual Fund Master Investment Trust
Mutual Fund Select Group
Mutual Fund Select Trust
Mutual Fund Trust
Mutual Fund Variable Annuity Trust
Capital Growth Portfolio
Growth and Income Portfolio
International Equity Portfolio

           (b) The following are the Directors and officers of J.P. Morgan Fund Distributors, Inc. The principal business address of each of these persons, is listed below.

                                         Position and Offices                   Position and Offices
Name and Address                         With Distributor                       with Registrant
----------------                         -------------------------              -------------------------
Lynn J. Mangum                           Chairman                               None
150 Clove Street
Little Falls, NJ 07424

Robert J. McMullan                       Director and Exec. Vice President      None
150 Clove Street
Little Falls, NJ 07424

Lee W. Schultheis                        President                              None
101 Park Avenue, 16th Floor
New York, NY 10178

George O. Martinez                       Senior Vice President                  None
3435 Stelzer Road
Columbus, OH 43219

Irimga McKay                             Vice President                         None
1230 Columbia Street
5th Floor, Suite 500
San Diego, CA 92101

Michael Burns                            Vice President/Compliance              None
3435 Stelzer Road
Columbus, OH 43219

William Blundin                          Vice President                         None
125 West 55th Avenue
11th Floor
New York, NY 10019

Dennis Sheehan                           Vice President                         None
150 Clove Street
Little Falls, NJ 07424

Annamaria Porcaro                        Assistant Secretary                    None
150 Clove Street
Little Falls, NJ 97424

Robert Tuch                              Assistant Secretary                    None
3435 Stelzer Road
Columbus, OH 43219

Stephen Mintos                           Executive Vice President/COO           None
3435 Stelzer Road
Columbus, OH 43219

Dale Smith                               Vice President/CFO                     None
3435 Stelzer Road
Columbus, OH 43219

William J. Tomko                         Vice President                         None
3435 Stelzer Road
Columbus, OH 43219

        (c)      Not applicable

ITEM 28.  Location of Accounts and Records

     The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                      NAME                                ADDRESS

           J.P. Morgan Fund Distributors, Inc.      1211 Avenue of the Americas
                                                    New York, NY 10036

           DST Systems, Inc.                        210 W. 10th Street,
                                                    Kansas City, MO 64105

           The Chase Manhattan Bank                 270 Park Avenue,
                                                    New York, NY 10017

           JPMorgan Fleming Asset                   522 Fifth Avenue
           Management (USA), Inc.                   New York, NY 10036

           Chase Asset Management, Ltd.             32 Curzon Street
           (London) Colvile House                   London, England W1Y8AL

           The Chase Manhattan Bank                 One Chase Square,
                                                    Rochester, NY 14363

ITEM 29.  Management Services

                  Not applicable
ITEM 30.  Undertakings

           Registrant undertakes that its trustees shall promptly call a meeting of shareholders of the Trust for the purpose of voting upon the question of removal of any such trustee or trustees when requested in writing so to do by the record holders of not less than 10 per centum of the outstanding shares of the Trust. In addition, the Registrant shall, in certain circumstances, give such shareholders assistance in communicating with other shareholders of a fund as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 27th day of July, 2001.

                                          MUTUAL FUND GROUP
                                       By /s/ Martin R. Dean
                                          --------------------------
                                              Treasurer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on July 27, 2001.


    /s/Fergus Reid, III*            Chairman and Trustee
-------------------------------
    Fergus Reid, III

    /s/William J. Armstrong*        Director
-------------------------------
    William J. Armstrong

    /s/Ronald R. Eppley, Jr.*       Director
-------------------------------
    Roland R. Eppley, Jr.

   /s/Ann Maynard Gray*             Director
-------------------------------
    Ann Maynard Gray

   /s/Matthew Healey*               Director
-------------------------------
    Matthew Healey

    /s/Fergus Reid, III*            Director
-------------------------------
    Fergus Reid, III

    James J. Schonbachler*          Director
-------------------------------
    James J. Schonbachler

   /s/Leonard M. Spalding, Jr.*     Director
-------------------------------
    Leonard M. Spalding, Jr.

   /s/H. Richard Vartabedian*       Director
-------------------------------
    H. Richard Vartabedian

* By/s/ David Wezdenko*
  -----------------------------
        Attorney-in-Fact

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

   99(j)(1)     Consent of Independent Accountants
   99(a)        Power of Attorney